      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 8, 2005

                       1933 ACT REGISTRATION NO. 333-37728
                       1940 ACT REGISTRATION NO. 811-07325

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
                       POST-EFFECTIVE AMENDMENT NO. 15 [X]

                                       AND
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]
                      POST-EFFECTIVE AMENDMENT NO. 55 [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                           PRUCO LIFE FLEXIBLE PREMIUM
                            VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                          PRUCO LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (973) 802-7333
    (Address and telephone number of depositor's principal executive offices)

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                          PRUCO LIFE INSURANCE COMPANY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (973) 802-4708

                     (Name and address of agent for service)

                                   Copies to:

                             C. CHRISTOPHER SPRAGUE
                        VICE PRESIDENT, CORORATE COUNSEL
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (973) 802-6997

It is proposed that this filing will become effective (check appropriate space):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 2, 2005 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on ____________, 2005 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box: [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      Title of Securities Being Registered:
               Interests in Individual Variable Annuity Contracts

STRATEGIC PARTNERS(SM)
ANNUITY ONE 3
VARIABLE ANNUITY
--------------------------------------------------------------------------------

PROSPECTUS: MAY 2, 2005



THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE) AND THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT. PRUCO LIFE OFFERS SEVERAL DIFFERENT ANNUITIES WHICH YOUR REPRESENTATIVE MAY BE AUTHORIZED TO OFFER TO YOU. EACH ANNUITY HAS DIFFERENT FEATURES AND BENEFITS THAT MAY BE APPROPRIATE FOR YOU BASED ON YOUR FINANCIAL SITUATION, YOUR AGE AND HOW YOU INTEND TO USE THE ANNUITY. THE DIFFERENT FEATURES AND BENEFITS INCLUDE VARIATIONS IN DEATH BENEFIT PROTECTION, AND THE ABILITY TO ACCESS YOUR ANNUITY'S CONTRACT VALUE. THE FEES AND CHARGES UNDER THE ANNUITY CONTRACT AND THE COMPENSATION PAID TO YOUR REPRESENTATIVE MAY ALSO BE DIFFERENT BETWEEN EACH ANNUITY. IF YOU ARE PURCHASING THE CONTRACT AS A REPLACEMENT FOR EXISTING VARIABLE ANNUITY OR VARIABLE LIFE COVERAGE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, ANY SURRENDER OR PENALTY CHARGES YOU MAY INCUR WHEN REPLACING YOUR EXISTING COVERAGE. PRUCO LIFE IS A WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.


THE FUNDS
------------------------------------------------------------

Strategic Partners Annuity One 3 offers a wide variety of investment choices, including variable investment options that invest in underlying mutual funds. Currently, portfolios of the following underlying mutual funds are being offered: The Prudential Series Fund, Inc., American Skandia Trust, Gartmore Variable Insurance Trust, and Janus Aspen Series.

   You may choose between two basic versions of Strategic Partners Annuity One
3. One version, the Contract With Credit, provides for a bonus credit that we add to each purchase payment you make. If you choose this version of Strategic Partners Annuity One 3, some charges and expenses may be higher than if you choose the version without the credit. Those higher charges could exceed the amount of the credit under some circumstances, particularly if you withdraw purchase payments within a few years of making those purchase payments.

PLEASE READ THIS PROSPECTUS
------------------------------------------------------------

Please read this prospectus before purchasing a Strategic Partners Annuity One 3 variable annuity contract, and keep it for future reference. The current prospectuses for the underlying mutual funds contain important information about the mutual funds. When you invest in a variable investment option that is funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. The Risk Factors section relating to the market value adjustment option appears in the Summary.


TO LEARN MORE ABOUT STRATEGIC PARTNERS ANNUITY ONE 3
------------------------------------------------------------

To learn more about the Strategic Partners Annuity One 3 variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 2, 2005. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. Pruco Life also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's offices, and can also be obtained from the SEC's Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549-0102. (See SEC file numbers 333-37728 and 333-103474) You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. The SEC maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Annuity One 3 SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is set forth in Section 11 of this prospectus.


   For a free copy of the SAI, call us at (888) PRU-2888, or write to us at Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176.


THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS ANNUITY ONE 3 IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

STRATEGIC PARTNERS(SM) IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA                                                                 ORD01142

CONTENTS
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                                       PART I: STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS
                                       -------------------------------------------------

                                       SUMMARY
                                       -------
                                                Glossary...........................................      6
                                                Summary............................................     11
                                                Risk Factors.......................................     15
                                                Summary Of Contract Expenses.......................     16
                                                Expense Examples...................................     22

                                       PART II: STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS
                                       ------------------------------------------------------------

                                       SECTIONS 1-11
                                       ------------------------------------------------------------
                                           Section 1: What Is The Strategic Partners Annuity One 3
                                             Variable Annuity?.....................................     28
                                                Short Term Cancellation Right Or "Free Look".......     29
                                           Section 2: What Investment Options Can I Choose?........     30
                                                Variable Investment Options........................     30
                                                Fixed Interest Rate Options........................     39
                                                Market Value Adjustment Option.....................     40
                                                Transfers Among Options............................     41
                                                Additional Transfer Restrictions...................     42
                                                Dollar Cost Averaging..............................     43
                                                Asset Allocation Program...........................     44
                                                Auto-Rebalancing...................................     44
                                                Scheduled Transactions.............................     44
                                                Voting Rights......................................     44
                                                Substitution.......................................     45
                                           Section 3: What Kind Of Payments Will I Receive During
                                             The Income Phase? (Annuitization).....................     46
                                                Payment Provisions.................................     46
                                                Payment Provisions Without The Guaranteed Minimum
                                                  Income Benefit...................................     46
                                                    Option 1: Annuity Payments For A Fixed
                                                      Period.......................................     46
                                                    Option 2: Life Income Annuity Option...........     46
                                                    Option 3: Interest Payment Option..............     47
                                                    Other Annuity Options..........................     47
                                                Tax Considerations.................................     47
                                                Guaranteed Minimum Income Benefit..................     47
                                                    GMIB Roll-Up...................................     48
                                                    GMIB Option 1 -- Single Life Payout Option.....     50
                                                    GMIB Option 2 -- Joint Life Payout Option......     50
                                                How We Determine Annuity Payments..................     50
                                           Section 4: What Is The Death Benefit?...................     53
                                                Beneficiary........................................     53
                                                Calculation Of The Death Benefit...................     53
                                                Guaranteed Minimum Death Benefit...................     53
                                                    GMDB Roll-Up...................................     53
                                                    GMDB Step-Up...................................     54
                                                Special Rules If Joint Owners......................     55
                                                Highest Daily Value Death Benefit..................     55
                                                Calculation Of The Highest Daily Value Death
                                                  Benefit..........................................     55
                                                Payout Options.....................................     56
                                                Earnings Appreciator Benefit.......................     57
                                                Spousal Continuance Benefit........................     58
                                           Section 5: What Is The Lifetime Five(SM) Income
                                             Benefit?..............................................     60
                                                Lifetime Five Income Benefit.......................     60

--------------------------------------------------------------------------------


                                           Section 6: What Is The Income Appreciator Benefit?......     66
                                                Income Appreciator Benefit.........................     66
                                                Calculation Of The Income Appreciator Benefit......     66
                                                Income Appreciator Benefit Options During The
                                                  Accumulation Phase...............................     67
                                           Section 7: How Can I Purchase A Strategic Partners
                                             Annuity One 3 Contract? ..............................     70
                                                Purchase Payments..................................     70
                                                Allocation Of Purchase Payments....................     70
                                                Credits............................................     70
                                                Calculating Contract Value.........................     71

                                           Section 8: What Are The Expenses Associated With The
                                             Strategic Partners Annuity One 3 Contract?............     72
                                                Insurance And Administrative Charges...............     72
                                                Withdrawal Charge..................................     73
                                                Waiver Of Withdrawal Charges For Critical Care.....     73
                                                Contract Maintenance Charge........................     74
                                                Guaranteed Minimum Income Benefit Charge...........     74
                                                Income Appreciator Benefit Charge..................     74
                                                Earnings Appreciator Benefit Charge................     75
                                                Taxes Attributable To Premium......................     76
                                                Transfer Fee.......................................     76
                                                Company Taxes......................................     76
                                                Underlying Mutual Fund Fees........................     76

                                           Section 9: How Can I Access My Money?...................     77
                                                Withdrawals During The Accumulation Phase..........     77
                                                Automated Withdrawals..............................     77
                                                Suspension Of Payments Or Transfers................     77

                                           Section 10: What Are The Tax Considerations Associated
                                             With The Strategic Partners Annuity One 3 Contract?...     79
                                                Contracts Owned By Individuals (Not Associated With
                                                  Tax-Favored Retirement Plans)....................     79
                                                Contracts Held By Tax-Favored Plans................     82

                                           Section 11: Other Information...........................     86
                                                Pruco Life Insurance Company.......................     86
                                                The Separate Account...............................     86
                                                Sale And Distribution Of The Contract..............     86
                                                Litigation.........................................     87
                                                Assignment.........................................     88
                                                Financial Statements...............................     88
                                                Statement Of Additional Information................     88
                                                Householding.......................................     88
                                                Market-Value Adjustment Formula....................     89

                                           Appendix A..............................................     92
                                                Accumulation Unit Values...........................     92

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PART I SUMMARY
--------------------------------------------------------------------------------
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY

GLOSSARY
--------------------------------------------------------------------------------
WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving income payments, the value of your contract adjusted for any market value adjustment minus any charge we impose for premium taxes and withdrawal charges.

ADJUSTED PURCHASE PAYMENT

Your invested purchase payment adjusted for any subsequent withdrawals. The adjusted purchase payment is used only for calculations of the Earnings Appreciator Benefit.


ANNUAL INCOME AMOUNT



Under the terms of the Lifetime Five Income Benefit, an amount that you can withdraw each year as long as the annuitant lives. The annual income amount is set initially as a percentage of the Protected Withdrawal Value, but will be adjusted to reflect subsequent purchase payments, withdrawals, and any step-up.



ANNUAL WITHDRAWAL AMOUNT



Under the terms of the Lifetime Five Income Benefit, an amount that you can withdraw each year as long as there is Protected Withdrawal Value remaining. The Annual Withdrawal Amount is set initially to equal 7% of the initial Protected Withdrawal Value, but will be adjusted to reflect subsequent purchase payments, withdrawals, and any step-up.


ANNUITANT

The person whose life determines the amount of income payments that we will pay. If the annuitant dies before the annuity date, the co-annuitant (if any) becomes the annuitant if the contract's requirements for changing the annuity date are met. If, upon the death of the annuitant, there is no surviving eligible co-annuitant, and the owner is not the annuitant, then the owner becomes the annuitant.

ANNUITY DATE

The date when income payments are scheduled to begin. You must have our permission to change the annuity date. If the co-annuitant becomes the annuitant due to the death of the annuitant, and the co-annuitant is older than the annuitant, then the annuity date will be based on the age of the co-annuitant, provided that the contract's requirements for changing the annuity date are met (e.g., the co-annuitant cannot be older than a specified age). If the co-annuitant is younger than the annuitant, then the annuity date will remain unchanged.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.

BUSINESS DAY


A day on which the New York Stock Exchange is open for business. Our business day generally ends at 4:00 p.m. Eastern time.


CO-ANNUITANT

The person shown on the contract data pages who becomes the annuitant (if eligible) upon the death of the annuitant if the contract's requirements for changing the annuity date are met. No co-annuitant may be designated if the owner is a non-natural person.

CONTRACT DATE

The date we accept your initial purchase payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER, OR YOU

The person entitled to the ownership rights under the contract.

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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CONTRACT WITH CREDIT

A version of the annuity contract that provides for a bonus credit with each purchase payment that you make and has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit.

CONTRACT WITHOUT CREDIT

A version of the annuity contract that does not provide a credit and has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

CREDIT

If you choose the Contract With Credit, this is the bonus amount that we allocate to your account each time you make a purchase payment. The amount of the credit is a percentage of the purchase payment. Bonus credits generally are not recaptured once the free look period expires. Our reference in the preceding sentence to "generally are not recaptured" refers to the fact that we have the contractual right to deduct, from the death benefit we pay, the amount of any credit corresponding to a purchase payment made within one year of death.


DAILY VALUE



For purposes of the Highest Daily Value Death Benefit, which we describe below, the contract value as of the end of each business day. The Daily Value on the contract date is equal to your purchase payment.


DEATH BENEFIT


If a death benefit is payable, the beneficiary you designate will receive, at a minimum, the total invested purchase payments, reduced proportionally by withdrawals, or a potentially greater amount related to market appreciation. The Guaranteed Minimum Death Benefit, or Highest Daily Value Death Benefit, is available for an additional charge. See Section 4, "What Is The Death Benefit?"



DEATH BENEFIT TARGET DATE



With respect to the Highest Daily Value Death Benefit, the later of the contract anniversary on or after the 80th birthday of the current contract owner, the older of either joint owner or (if owned by an entity) the annuitant, or five years after the contract date.


DOLLAR COST AVERAGING FIXED RATE OPTION (DCA FIXED RATE OPTION)

An investment option that offers a fixed rate of interest for a selected period during which periodic transfers are automatically made to selected variable investment options or to the one-year fixed interest rate option.

EARNINGS APPRECIATOR BENEFIT (EAB)

An optional feature available for an additional charge that may provide a supplemental death benefit based on earnings under the contract.

FIXED INTEREST RATE OPTIONS

Investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options or to the one-year fixed rate option.

GOOD ORDER

An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.

GUARANTEE PERIOD

A period of time during which your invested purchase payment in the market value adjustment option earns interest at the declared rate. We may offer one or more guarantee periods.

GUARANTEED MINIMUM DEATH BENEFIT (GMDB)


An optional feature available for an additional charge that guarantees that the death benefit that the beneficiary receives will be no less than a certain GMDB protected value. The GMDB is a different death benefit than the

GLOSSARY CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY


Highest Daily Value Death Benefit, which we describe below.


GMDB PROTECTED VALUE

The amount guaranteed under the Guaranteed Minimum Death Benefit, which may equal the GMDB roll-up value, the GMDB step-up value, or the greater of the two. The GMDB protected value will be subject to certain age restrictions and time durations, however, it will still increase by subsequent invested purchase payments and reduce proportionally by withdrawals.

GMDB ROLL-UP


We use the GMDB roll-up value to compute the GMDB protected value of the Guaranteed Minimum Death Benefit. The GMDB roll-up is equal to the invested purchase payments compounded daily at an effective annual interest rate starting on the date that each invested purchase payment is made, subject to a cap, and reduced by the effect of withdrawals.


GMDB STEP-UP

We use the GMDB step-up value to compute the GMDB protected value of the Guaranteed Minimum Death Benefit. Generally speaking, the GMDB step-up establishes a "high water mark" of protected value that we would pay upon death, even if the contract value has declined. For example, if the GMDB step-up were set at $100,000 on a contract anniversary, and the contract value subsequently declined to $80,000 on the date of death, the GMDB step-up value would nonetheless remain $100,000 (assuming no additional purchase payments or withdrawals).

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

An optional feature available for an additional charge that guarantees that the income payments you receive during the income phase will be no less than a certain GMIB protected value applied to the GMIB guaranteed annuity purchase rates.

GMIB PROTECTED VALUE

We use the GMIB protected value to calculate annuity payments should you annuitize under the Guaranteed Minimum Income Benefit.


     The value is calculated daily and is equal to the GMIB roll-up, until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries or number of years since last GMIB reset. At such point, the GMIB protected value will be increased by any subsequent invested purchase payments, and any withdrawals will proportionally reduce the GMIB protected value. The GMIB protected value is not available as a cash surrender benefit or a death benefit, nor is it used to calculate the cash surrender value or death benefit.


GMIB RESET

You may elect to "step-up" or "reset" your GMIB protected value if your contract value is greater than the current GMIB protected value. Upon exercise of the reset provision, your GMIB protected value will be reset to equal your current contract value. You are limited to two resets over the life of your contract, provided that certain annuitant age requirements are met.

GMIB ROLL-UP

We will use the GMIB roll-up value to compute the GMIB protected value of the Guaranteed Minimum Income Benefit. The GMIB roll-up is equal to the invested purchase payments (after a reset, the contract value at the time of the reset) compounded daily at an effective annual interest rate starting on the date each invested purchase payment is made, subject to a cap, and reduced proportionally by withdrawals.


HIGHEST DAILY VALUE DEATH BENEFIT



An optional death benefit available for an additional charge that can provide a death benefit that exceeds the contract value on the date of death. The amount of the death benefit is determined with reference to the Highest Daily Value, as defined below.



HIGHEST DAILY VALUE



An amount equal to the highest of all previous "Daily Values" less proportional withdrawals since such date and plus any purchase payments since such date.

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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY

INCOME APPRECIATOR BENEFIT (IAB)


An optional feature that may be available for an additional charge that provides a supplemental living benefit based on earnings under the contract.


IAB AUTOMATIC WITHDRAWAL PAYMENT PROGRAM

A series of payments consisting of a portion of your contract value and Income Appreciator Benefit paid to you in equal installments over a 10 year period, which you may choose, if you elect to receive the Income Appreciator Benefit during the accumulation phase.

IAB CREDIT

An amount we add to your contract value that is credited in equal installments over a 10 year period, which you may choose, if you elect to receive the Income Appreciator Benefit during the accumulation phase.

INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

INCOME PHASE

The period during which you receive income payments under the contract.

INVESTED PURCHASE PAYMENTS

Your purchase payments (which we define below) less any deduction we make for any tax charge.

JOINT OWNER


The person named as the joint owner, who shares ownership rights with the owner as defined in the contract.



LIFETIME FIVE INCOME BENEFIT



An optional feature available for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your contract value, subject to our rules regarding the timing and amount of withdrawals. There are two options -- one is designed to provide an annual withdrawal amount for life and the other is designed to provide a greater annual withdrawal amount (than the first option) as long as there is Protected Withdrawal Value.


MARKET VALUE ADJUSTMENT

An adjustment to your contract value or withdrawal proceeds that is based on the relationship between interest you are currently earning within the market value adjustment option and prevailing interest rates. This adjustment may be positive or negative.

MARKET VALUE ADJUSTMENT OPTION

This investment option may offer various guarantee periods and pays a fixed rate of interest with respect to each guarantee period. We impose a market value adjustment on withdrawals or transfers that you make from this option prior to the end of its guarantee period.

NET PURCHASE PAYMENTS

Your total purchase payments less any withdrawals you have made.


PROPORTIONAL WITHDRAWALS



A method that involves calculating the percentage of your contract value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the applicable benefit value by reducing such value in the same proportion as the contract value was reduced by the withdrawal as of the date the withdrawal occurred.



PROTECTED WITHDRAWAL VALUE



Under the Lifetime Five Income Benefit, we guarantee an amount that you can withdraw each year until those annual withdrawals, when added together, reach an aggregate limit. We call that aggregate limit the Protected Withdrawal Value. Purchase payments and withdrawals you make will result in an adjustment to the Protected Withdrawal Value. In addition, you may elect to step-up your Protected Withdrawal Value under certain circumstances.

GLOSSARY CONTINUED
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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY

PRUDENTIAL ANNUITY SERVICE CENTER


For general correspondence: P.O. Box 7960, Philadelphia, PA 19176. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The telephone number is
(888) PRU-2888. Prudential's Web site is www.prudential.com.


PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. Generally, you can make additional purchase payments at any time during the accumulation phase.

SEPARATE ACCOUNT

Purchase payments allocated to the variable investment options are held by us in a separate account called the Pruco Life Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life.

STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Strategic Partners Annuity One 3 variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

TAX DEFERRAL


This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See
Section 10, "What Are The Tax Considerations Associated With The Strategic Partners Annuity One 3 Contract?"


VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life that invests in a particular mutual fund is referred to in your contract as a subaccount.

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY


SUMMARY FOR SECTIONS 1-11

--------------------------------------------------------------------------------

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.

SECTION 1
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE 3 VARIABLE ANNUITY?

The Strategic Partners Annuity One 3 variable annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company (Pruco Life, we or us). The contract allows you to invest on a tax-deferred basis in variable investment options, fixed interest rate options, and the market value adjustment option. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.

   There are two basic versions of the Strategic Partners Annuity One 3 variable annuity.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

- may provide lower interest rates for fixed interest rate options and the market value adjustment option than the Contract Without Credit, and

- may provide fewer available market value adjustment guarantee periods than the Contract Without Credit.

Contract Without Credit.

-  does not provide a credit,

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit,

- may provide higher interest rates for fixed interest rate options and the market value adjustment option than the Contract With Credit, and

- may provide more available market value adjustment guarantee periods than the Contract With Credit.

   The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value, including an investment in the Prudential Money Market Portfolio variable investment option.

   The fixed interest rate options offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually.

   Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to be at least 3%.

   You may make up to 12 free transfers each contract year among the investment options. Certain restrictions apply to transfers involving the fixed interest rate options.

   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.

- During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.

- The income phase starts when you begin receiving regular payments from your contract.

   The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments, such as age, gender, and the payout option you select.

   The contract offers a choice of income and death benefit options, which may also be available to you.

   There are certain state variations to this contract that are referred to in this prospectus. Please see your contract for further information on these and other variations.

SUMMARY FOR SECTIONS 1-11 CONTINUED
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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY

   We may amend the contract as permitted by law. For example, we may add new features to the contract. Subject to applicable law, we determine whether or not to make such contract amendments available to contracts that already have been issued.


   If you change your mind about owning Strategic Partners Annuity One 3, you may cancel your contract within 10 days after receiving it (or whatever period is required under applicable law). This time period is referred to as the "Free Look" period.


SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?


You can invest your money in several variable investment options. The variable investment options are classified according to their investment style, and a brief description of each portfolio's investment objective and key policies is set forth in Section 2, to assist you in determining which portfolios may be of interest to you.


   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the underlying mutual fund portfolios used by the variable investment options that you choose. Past performance is not a guarantee of future results.

   You may also invest your money in fixed interest rate options or in a market value adjustment option.

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you cannot change your payment plan.


   For an additional fee, you may also choose, if it is available under your contract, the Guaranteed Minimum Income Benefit (GMIB). The Guaranteed Minimum Income Benefit provides that once the income period begins, your income payments will be no less than a value that is based on a certain "GMIB protected value" applied to the GMIB guaranteed annuity purchase rates. See Section 3, "What Kind Of Payments Will I Receive During The Income Phase?"



   The Lifetime Five Income Benefit (discussed in Section 5) and the Income Appreciator Benefit (discussed in Section 6) each may provide an additional amount upon which your annuity payments are based.


SECTION 4
WHAT IS THE DEATH BENEFIT?


In general, if the sole owner or first-to-die of the owner or joint owner dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive, at a minimum, the greater of (i) the contract value, (ii) either the base death benefit or, for a higher insurance and administrative cost, a potentially larger Guaranteed Minimum Death Benefit (GMDB), or Highest Daily Value Death Benefit.


   The base death benefit equals the total invested purchase payments reduced proportionally by withdrawals. The Guaranteed Minimum Death Benefit is equal to a "GMDB protected value" that depends upon which of the following Guaranteed Minimum Death Benefit options you choose:

- the highest value of the contract on any contract anniversary, which we call the "GMDB step-up value;"

- the total amount you invest increased by a guaranteed rate of return, which we call the "GMDB roll-up value;" or

-  the greater of the GMDB step-up value and GMDB roll-up value.


   The Highest Daily Value Death Benefit provides a death benefit equal to the greater of the base death benefit or the highest daily value less proportional withdrawals.



   On the date we receive proof of death in good order, in lieu of paying a death benefit, we will allow the surviving spouse to continue the contract by exercising the Spousal Continuance Benefit, if the conditions that we describe, in Section 4, are met.


   For an additional fee, you may also choose, if it is available in your contract, the Earnings Appreciator supplemental death benefit, which provides a benefit

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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY


payment upon the death of the sole owner, or first to die of the owner or joint owner, during the accumulation phase.



SECTION 5
WHAT IS THE LIFETIME FIVE(SM) INCOME BENEFIT?



The Lifetime Five Income Benefit is an optional feature that guarantees your ability to withdraw an amount equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your contract value, subject to our rules regarding the timing and amounts of withdrawals. There are two options -- one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit"), and the other is designed to provide a greater annual withdrawal amount (than the first option), as long as there is Protected Withdrawal Value (adjusted, as described in Section 5) (the "Withdrawal Benefit"). The annuitant must be at least 45 years old when the Lifetime Five Income Benefit is elected.



   The charge for the Lifetime Five Income Benefit is a daily fee equal on an annual basis to 0.60% of the contract value allocated to the variable investment options. This charge is in addition to the charge for the applicable death benefit.



SECTION 6
WHAT IS THE INCOME APPRECIATOR BENEFIT?



The Income Appreciator Benefit is an optional benefit, available for an additional charge, that provides an additional income amount during the accumulation period or upon annuitization. The Income Appreciator Benefit is designed to provide you with additional funds that can be used to help defray the impact taxes may have on distributions from your contract. You can activate this benefit in one of three ways, as described in Section 6. Note, however, that the annuitization options within this benefit are limited.



SECTION 7
HOW CAN I PURCHASE A STRATEGIC PARTNERS ANNUITY ONE 3 CONTRACT?



You can purchase this contract, under most circumstances, with a minimum initial purchase payment of $10,000. You must get our prior approval for any initial and additional purchase payment of $1,000,000 or more, unless we are prohibited under applicable state law from insisting on such prior approval. Generally, you can make additional purchase payments of $500 ($100 if made through electronic funds transfer) or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms. The Contract With Credit provides for the allocation of a credit with each purchase payment.


   You may purchase this contract only if the oldest of the owner, joint owner, annuitant, or co-annuitant is age 85 or younger on the contract date. In addition, certain age limits apply to certain features and benefits described herein.


SECTION 8
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE 3 CONTRACT?


The contract has insurance features and investment features, both of which have related costs and charges.

- Each year (or upon full surrender) we deduct a contract maintenance charge if your contract value is less than $75,000. This charge is currently equal to the lesser of $35 or 2% of your contract value. We do not impose the contract maintenance charge if your contract value is $75,000 or more. We may impose lesser charges in certain states.


- For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit (or other) option that you choose. The daily cost is equivalent to an annual charge as follows:



    --  1.40% if you choose the base death benefit,



    -- 1.65% if you choose the roll-up or step-up Guaranteed Minimum Death Benefit option (i.e., 0.25% in addition to the base death benefit charge),

SUMMARY FOR SECTIONS 1-11 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY


    -- 1.75% if you choose the greater of the roll-up and step-up Guaranteed Minimum Death Benefit option (i.e., 0.35% in addition to the base death benefit charge),



    -- 1.90% if you choose the Highest Daily Value Death Benefit (i.e., 0.50% in addition to the base death benefit charge), or



    -- 0.60% if you choose the Lifetime Five Income Benefit. This charge is in addition to the charge for the applicable death benefit.


- We impose an additional insurance and administrative charge of 0.10% annually for the Contract With Credit.

- We will deduct an additional charge if you choose the Guaranteed Minimum Income Benefit. We deduct this annual charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is equal to 0.50% for contracts sold on or after January 20, 2004, or upon subsequent state approval (0.45% for all other contracts), of the average GMIB protected value. (In some states this fee may be lower.)

- We will deduct an additional charge if you choose the Income Appreciator Benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.25% of your contract value.


- We will deduct an additional charge if you choose the Earnings Appreciator supplemental death benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.30% of your contract value.


- There are a few states/jurisdictions that assess a premium tax on us when you begin receiving regular income payments from your annuity. In those states, we deduct a charge designed to approximate this tax, which can range from 0-3.5% of your contract value.


- There are also expenses associated with the mutual funds. For 2004, the fees of these funds ranged on an annual basis from 0.38% to 1.79% of fund assets, which were reduced by expense reimbursements or waivers to 0.38% to 1.30%. These reimbursements or waivers may be terminated at any time.


- If you withdraw money (or you begin the income phase) less than seven contract anniversaries after making a purchase payment, then you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7% for the Contract Without Credit and 5-8% for the Contract With Credit. (In certain states reduced withdrawal charges may apply for certain ages. Your contract contains the applicable charges.)


   For more information, including details about other possible charges under the contract, see "Summary Of Contract Expenses" and Section 8, "What Are The Expenses Associated With The Strategic Partners Annuity One 3 Contract?"



SECTION 9
HOW CAN I ACCESS MY MONEY?


You may withdraw money at any time during the accumulation phase. You may, however, be subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well. For the Contract Without Credit, if you withdraw money less than seven contract anniversaries after making a purchase payment, we may impose a withdrawal charge ranging from 1-7%. For the Contract With Credit, we may impose a withdrawal charge ranging from 5-8%. (In certain states reduced withdrawal charges may apply for certain ages. Your contract contains the applicable charges.)

   Under the market value adjustment option, you will be subject to a market value adjustment if you make a withdrawal or transfer from the option prior to the end of a guarantee period.


   We offer an optional benefit, called the Lifetime Five Income Benefit, under which we guarantee that certain amounts will be available to you for withdrawal, regardless of market-related declines in your contract value. You need not participate in this benefit in order to withdraw some or all of your money. You also may

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY


access your Income Appreciator Benefit through withdrawals.



SECTION 10
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE 3 CONTRACT?


Your earnings are generally not taxed until withdrawn. If you withdraw money during the accumulation phase, the tax laws treat the withdrawal as a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age
59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a partial return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth
IRAs) are taxable and subject to the 10% penalty if withdrawn prior to age
59 1/2.


SECTION 11
OTHER INFORMATION


This contract is issued by Pruco Life Insurance Company (Pruco Life), a subsidiary of The Prudential Insurance Company of America, and sold by registered representatives of affiliated and unaffiliated broker/dealers.

RISK FACTORS

There are various risks associated with an investment in the market value adjustment option that we summarize below.

   ISSUER RISK. The market value adjustment option, fixed interest rate options, and the contract's other insurance features are available under a contract issued by Pruco Life, and thus backed by the financial strength of that company. If Pruco Life were to experience significant financial adversity, it is possible that Pruco Life's ability to pay interest and principal under the market value adjustment option and fixed interest rate options and to fulfill its insurance guarantees could be impaired.


   RISKS RELATED TO CHANGING INTEREST RATES. You do not participate directly in the investment experience of the bonds and other instruments that Pruco Life holds to support the market value adjustment option. Nonetheless, the market value adjustment formula reflects the effect that prevailing interest rates have on those bonds and other instruments. If you need to withdraw your money prior to the end of a guarantee period and during a period in which prevailing interest rates have risen above their level when you made your purchase, you will experience a "negative" market value adjustment. When we impose this market value adjustment, it could result in the loss of both the interest you have earned and a portion of your purchase payments. Thus, before you commit to a particular guarantee period, you should consider carefully whether you have the ability to remain invested throughout the guarantee period. In addition, we cannot, of course, assure you that the market value adjustment option will perform better than another investment that you might have made.


   RISKS RELATED TO THE WITHDRAWAL CHARGE. We may impose withdrawal charges on amounts withdrawn from the market value adjustment option. If you anticipate needing to withdraw your money prior to the end of a guarantee period, you should be prepared to pay the withdrawal charge that we will impose.

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES
--------------------------------------------------------------------------------

THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS YOU WILL PAY FOR STRATEGIC PARTNERS ANNUITY ONE 3. THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.


For more detailed information, including additional information about current and maximum charges, see Section 8, "What Are The Expenses Associated With The Strategic Partners Annuity One 3 Contract?" The individual fund prospectuses contain detailed expense information about the underlying mutual funds.


                      CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE(1)
-----------------------------------------
     CONTRACT         CONTRACT   CONTRACT
ANNIVERSARIES SINCE     WITH     WITHOUT
 PURCHASE PAYMENT      CREDIT     CREDIT
-------------------   --------   --------
         0               8%         7%
         1               8%         6%
         2               8%         5%
         3               8%         4%
         4               7%         3%
         5               6%         2%
         6               5%         1%
         7               0%         0%

MAXIMUM TRANSFER FEE
--------------------------------------------------------------
         Each transfer after 12(2)                     $30.00

CHARGE FOR PREMIUM TAX IMPOSED ON US BY CERTAIN
STATES/JURISDICTIONS
--------------------------------------------------------------
                                  Up to 3.5% of contract value


1: Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We will waive the withdrawal charge if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" in Section 8. In certain states reduced withdrawal charges may apply under the Contract with Credit. Your contract contains the applicable charges.


2: Currently, we charge $25 for each transfer after the twelfth in a contract year. As shown in the table, we can increase that charge up to a maximum of $30, but have no current intention to do so. We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing or transfers from the market value adjustment option at the end of a guarantee period, and do not count them toward the limit of 12 free transfers per year.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY

The next table describes the fees and expenses you will pay periodically during the time that you own the contract, not including underlying mutual fund fees and expenses.


                           PERIODIC ACCOUNT EXPENSES



MAXIMUM CONTRACT MAINTENANCE CHARGE AND CONTRACT CHARGE
  UPON FULL WITHDRAWAL(3)
----------------------------------------------------------------------------------
                                                               $60.00
INSURANCE AND ADMINISTRATIVE EXPENSES WITH THE INDICATED
BENEFITS
----------------------------------------------------------------------------------
         AS A PERCENTAGE OF ACCOUNT VALUE IN VARIABLE
       INVESTMENT OPTIONS:



                                                              CONTRACT    CONTRACT
                                                                WITH      WITHOUT
                                                               CREDIT      CREDIT
                                                              --------    --------
         Base Death Benefit                                    1.50%       1.40%
         Base Death Benefit with Lifetime Five Income
       Benefit                                                 2.10%       2.00%
        Guaranteed Minimum Death Benefit Option--Roll-Up or
        Step-Up                                                1.75%       1.65%
        Guaranteed Minimum Death Benefit Option--Roll-Up or
        Step-Up with Lifetime Five Income Benefit              2.35%       2.25%
        Guaranteed Minimum Death Benefit Option--Greater of
        Roll-Up or Step-Up                                     1.85%       1.75%
        Guaranteed Minimum Death Benefit Option--Greater of
         Roll-Up or Step-Up with Lifetime Five
           Income Benefit                                      2.45%       2.35%
        Highest Daily Value Death Benefit                      2.00%       1.90%
        Highest Daily Value Death Benefit with Lifetime Five
        Income Benefit                                         2.60%       2.50%
ANNUAL GUARANTEED MINIMUM INCOME BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS(4) (FOR CONTRACTS SOLD ON OR
  AFTER JANUARY 20, 2004, OR UPON SUBSEQUENT STATE APPROVAL)
----------------------------------------------------------------------------------
         AS A PERCENTAGE OF AVERAGE GMIB PROTECTED VALUE       0.50%
ANNUAL INCOME APPRECIATOR BENEFIT CHARGE AND CHARGE UPON
  CERTAIN WITHDRAWALS(5)
----------------------------------------------------------------------------------
         AS A PERCENTAGE OF CONTRACT VALUE                     0.25%
ANNUAL EARNINGS APPRECIATOR BENEFIT CHARGE AND CHARGE UPON
  CERTAIN TRANSACTIONS(6)
----------------------------------------------------------------------------------
         AS A PERCENTAGE OF CONTRACT VALUE                     0.30%


3: Currently, we waive this fee if your contract value is greater than or equal to $75,000. If your contract value is less than $75,000, we currently charge the lesser of $35 or 2% of your contract value. This is a single fee that we assess
(a) annually or (b) upon full withdrawal made on a date other than a contract anniversary. As shown in the table, we can increase this fee in the future up to a maximum of $60, but we have no current intention to do so. This charge may be lower in certain states.


4: We impose this charge only if you choose the Guaranteed Minimum Income Benefit. This charge is equal to 0.50% for contracts sold on or after January 20, 2004, or upon subsequent state approval (0.45% for all other contracts) of the average GMIB protected value, which is calculated daily and generally is equal to the GMIB roll-up value. In some states this charge is 0.30%, see your contract for details. Subject to certain age or duration restrictions, the roll-up value is the total of all invested purchase payments (after a reset, the contract value at the time of the reset) compounded daily at an effective annual rate of 5%, subject to a cap of 200% of all invested purchase payments. Withdrawals reduce both the roll-up value and the 200% cap. The reduction is equal to the amount of the withdrawal for the first 5% of the roll-up value, calculated as of the latest contract anniversary (or contract date). The amount of the withdrawal in excess of 5% of the roll-up value further reduces the roll-up value and 200% cap proportionally to the additional reduction in contract value after the first 5% withdrawal occurs. We assess this fee each contract anniversary and when you begin the income phase of your contract. We also assess this fee if you make a full withdrawal, but prorate the fee based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. If you make a partial withdrawal, we will assess the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not assess the fee at that time.



5: We impose this charge only if you choose the Income Appreciator Benefit. The charge for this benefit is based on an annual rate of 0.25% of your contract value. The Income Appreciator Benefit charge is calculated: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full or partial withdrawal, and upon a subsequent purchase payment. The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year since the date that the charge was last deducted. Although it may be calculated more often, it is deducted only: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full withdrawal, and upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable charge. With respect to full and partial withdrawals, we prorate the fee based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.



6: We impose this charge only if you choose the Earnings Appreciator Benefit. The charge for this benefit is based on an annual rate of 0.30% of your contract value. Although the charge may be calculated more often, it is deducted only: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full withdrawal, and upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable earnings appreciator charge. We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY

                  TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES


The next item shows the minimum and maximum total operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses) charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning each underlying mutual fund's fees and expenses is contained below and in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2004. Fund expenses are not fixed or guaranteed by the Strategic Partners Annuity One 3 contract, and may vary from year to year.



                                                              MINIMUM   MAXIMUM
                                                              -------   -------
Total Annual Underlying Mutual Fund Operating Expenses         0.38%     1.79%

* Actual expenses for the mutual funds were lower due to certain expense reimbursements or waivers. Expense reimbursements or waivers are voluntary and may be terminated at any time. The minimum and maximum expenses, with expense reimbursements, were 0.38% and 1.30%, respectively.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY


UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               TOTAL ANNUAL
                                                              MANAGEMENT         OTHER                      PORTFOLIO OPERATING
                                                                 FEES         EXPENSES(1)      12B-1 FEES        EXPENSES
THE PRUDENTIAL SERIES FUND, INC.
-------------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                                     0.60%            0.04%            None             0.64%
         Prudential Equity Portfolio                            0.45%            0.03%            None             0.48%
         Prudential Global Portfolio                            0.75%            0.09%            None             0.84%
         Prudential Money Market Portfolio                      0.40%            0.05%            None             0.45%
         Prudential Stock Index Portfolio(2)                    0.35%            0.03%            None             0.38%
         Prudential Value Portfolio                             0.40%            0.04%            None             0.44%
         SP Aggressive Growth Asset Allocation
           Portfolio(3,4)                                       0.84%            0.11%            None             0.95%
         SP AIM Aggressive Growth Portfolio(3,5)                0.95%            0.57%            None             1.52%
         SP AIM Core Equity Portfolio(3)                        0.85%            0.63%            None             1.48%
         SP AllianceBernstein Large-Cap Growth Portfolio        0.90%            0.17%            None             1.07%
         SP Balanced Asset Allocation Portfolio(3,4)            0.76%            0.09%            None             0.85%
         SP Conservative Asset Allocation Portfolio(3,4)        0.72%            0.08%            None             0.80%
         SP Davis Value Portfolio                               0.75%            0.07%            None             0.82%
         SP Goldman Sachs Small Cap Value Portfolio             0.90%            0.06%            None             0.96%
         SP Growth Asset Allocation Portfolio(3,4)              0.81%            0.10%            None             0.91%
         SP Large Cap Value Portfolio                           0.80%            0.06%            None             0.86%
         SP LSV International Value Portfolio (formerly SP
           Deutsche International Equity Portfolio)(3,6)        0.90%            0.33%            None             1.23%
         SP MFS Capital Opportunities Portfolio(3,7)            0.75%            0.70%            None             1.45%
         SP Mid Cap Growth Portfolio(3)                         0.80%            0.26%            None             1.06%
         SP PIMCO High Yield Portfolio                          0.60%            0.08%            None             0.68%
         SP PIMCO Total Return Portfolio                        0.60%            0.05%            None             0.65%
         SP Prudential U.S. Emerging Growth Portfolio           0.60%            0.18%            None             0.78%
         SP Small-Cap Growth Portfolio (formerly SP State
           Street Research Small Company Growth
           Portfolio)(8)                                        0.95%            0.14%            None             1.09%
         SP Strategic Partners Focused Growth Portfolio(3)      0.90%            0.38%            None             1.28%
         SP Technology Portfolio(3,9)                           1.15%            0.64%            None             1.79%
         SP William Blair International Growth Portfolio        0.85%            0.17%            None             1.02%
AMERICAN SKANDIA TRUST(10)
-------------------------------------------------------------------------------------------------------------------------------
         AST JPMorgan International Equity Portfolio            1.00%            0.13%            None             1.13%
         AST MFS Global Equity Portfolio                        1.00%            0.35%            None             1.35%
         AST DeAm Small-Cap Growth Portfolio(11)                0.95%            0.22%            None             1.17%
         AST Federated Aggressive Growth Portfolio              0.95%            0.24%            None             1.19%
         AST Small-Cap Value Portfolio (formerly AST Gabelli
           Small-Cap Value Portfolio)(12)                       0.90%            0.18%            None             1.08%
         AST DeAm Small-Cap Value Portfolio(11)                 0.95%            0.33%            None             1.28%
         AST Goldman Sachs Mid-Cap Growth Portfolio(11)         1.00%            0.25%            None             1.25%
         AST Neuberger Berman Mid-Cap Growth Portfolio(11)      0.90%            0.22%            None             1.12%
         AST Neuberger Berman Mid-Cap Value Portfolio(11)       0.90%            0.15%            None             1.05%
         AST Alger All-Cap Growth Portfolio                     0.95%            0.22%            None             1.17%
         AST Gabelli All-Cap Value Portfolio                    0.95%            0.26%            None             1.21%
         AST T. Rowe Price Natural Resources Portfolio          0.90%            0.26%            None             1.16%
         AST MFS Growth Portfolio(11)                           0.90%            0.20%            None             1.10%
         AST Marsico Capital Growth Portfolio(11)               0.90%            0.14%            None             1.04%
         AST Goldman Sachs Concentrated Growth Portfolio(11)    0.90%            0.17%            None             1.07%
         AST DeAm Large-Cap Value Portfolio(11)                 0.85%            0.26%            None             1.11%
         AST AllianceBernstein Growth + Value Portfolio         0.90%            0.32%            None             1.22%
         AST AllianceBernstein Core Value Portfolio
           (formerly AST Sanford Bernstein Core Value
           Portfolio)(13)                                       0.75%            0.24%            None             0.99%
         AST Cohen & Steers Realty Portfolio(11)                1.00%            0.22%            None             1.22%
         AST AllianceBernstein Managed Index 500 Portfolio
           (formerly AST Sanford Bernstein Managed Index 500
           Portfolio)(14)                                       0.60%            0.17%            None             0.77%

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY


UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               TOTAL ANNUAL
                                                              MANAGEMENT         OTHER                      PORTFOLIO OPERATING
                                                                 FEES         EXPENSES(1)      12B-1 FEES        EXPENSES
         AST American Century Income & Growth Portfolio         0.75%            0.24%            None             0.99%
         AST AllianceBernstein Growth & Income Portfolio(11)    0.75%            0.15%            None             0.90%
         AST Hotchkis & Wiley Large-Cap Value Portfolio(11)     0.75%            0.19%            None             0.94%
         AST Global Allocation Portfolio (formerly AST DeAM
           Global Allocation Portfolio)(15)                     0.89%            0.26%            None             1.15%
         AST American Century Strategic Balanced
           Portfolio(11)                                        0.85%            0.27%            None             1.12%
         AST T. Rowe Price Asset Allocation Portfolio(11)       0.85%            0.27%            None             1.12%
         AST T. Rowe Price Global Bond Portfolio                0.80%            0.27%            None             1.07%
         AST Goldman Sachs High Yield Portfolio                 0.75%            0.18%            None             0.93%
         AST Lord Abbett Bond-Debenture Portfolio(11)           0.80%            0.22%            None             1.02%
         AST PIMCO Limited Maturity Bond Portfolio(11)          0.65%            0.17%            None             0.82%
GARTMORE VARIABLE INVESTMENT TRUST
-------------------------------------------------------------------------------------------------------------------------------
         GVIT Developing Markets Fund(16)                       1.15%            0.38%           0.25%             1.78%
JANUS ASPEN SERIES
-------------------------------------------------------------------------------------------------------------------------------
         Large Cap Growth Portfolio -- Service Shares
           (formerly Growth Portfolio -- Service
           Shares)(16,17)                                       0.64%            0.02%           0.25%             0.91%



1. As noted above, shares of the Portfolios generally are purchased through variable insurance products. Some of the Portfolios and/or their investment advisers and/or distributors have entered into arrangements with us as the issuer of the contract under which they compensate us for providing ongoing services in lieu of the Series and/or Trust providing such services. Amounts paid by a Portfolio under those arrangements are included under "Other Expenses."



2. Effective July 1, 2004, Quantitative Management Associates LLC became the Sub-adviser of the Portfolio. Prior to July 1, 2004, Prudential Investments LLC served as Sub-adviser of the Portfolio.



3. The Portfolios' total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses, and expense offset arrangements. These expense reimbursements are voluntary and may be terminated by Prudential Investments LLC at any time. After accounting for the expense reimbursements, the Portfolios' actual annual operating expenses were:



                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    SP Aggressive Growth Asset
      Allocation Portfolio                          0.94%
    SP AIM Aggressive Growth Portfolio              1.07%
    SP AIM Core Equity Portfolio                    1.00%
    SP Balanced Asset Allocation
      Portfolio                                     0.84%
    SP Conservative Asset Allocation
      Portfolio                                     0.79%
    SP Growth Asset Allocation
      Portfolio                                     0.90%



                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    SP LSV International Value
      Portfolio                                     1.10%
    SP MFS Capital Opportunities
      Portfolio                                     1.00%
    SP Mid Cap Growth Portfolio                     1.00%
    SP Strategic Partners Focused
      Growth Portfolio                              1.01%
    SP Technology Portfolio                         1.30%



4. Each asset allocation portfolio invests in a combination of underlying portfolios of The Prudential Series Fund, Inc. The total expenses for each asset allocation portfolio are calculated as a blend of the fees of the underlying portfolios, plus a 0.05% advisory fee payable to the investment adviser, Prudential Investments LLC. The 0.05% advisory fee is included in the amount of each investment advisory fee set forth in the table above.



5. The Portfolio was merged into the SP Mid Cap Growth Portfolio on April 29, 2005.



6. Effective November 19, 2004, LSV Asset Management became Sub-adviser of the Portfolio. Prior to November 19, 2004, Deutsche Asset Management, Inc. served as Sub-adviser of the Portfolio, then named "SP Deutsche International Equity Portfolio."



7. The Portfolio was merged into the Prudential Equity Portfolio on April 29, 2005.



8. Effective May 1, 2005, Neuberger Berman Asset Management Inc. and Eagle Asset Management became Sub-advisers of the Portfolio. Previously, State Street Research and Management Company served as Sub-adviser of the Portfolio, then named "SP State Street Research Small Cap Growth Portfolio."



9. The Portfolio was merged into the SP Prudential U.S. Emerging Growth Portfolio on April 29, 2005.



10. Until November 18, 2004, the Trust had a Distribution Plan under Rule 12b-1 to permit an affiliate of the Trust's investment managers to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio. The Distribution Plan was terminated effective November 18, 2004. The Total Annual Portfolio Operating Expenses do not reflect any brokerage commissions paid pursuant to the Distribution Plan prior to the Plan's termination.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY


11. The Portfolios' total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by American Skandia Investment Services, Inc. and Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolios' actual annual operating expenses were:



                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    AST DeAm Small-Cap Growth Portfolio             1.02%
    AST DeAm Small-Cap Value Portfolio              1.13%
    AST Goldman Sachs Mid-Cap Growth
      Portfolio                                     1.13%
    AST Neuberger Berman Mid-Cap Growth
      Portfolio                                     1.11%
    AST Neuberger Berman Mid-Cap Value
      Portfolio                                     1.04%
    AST MFS Growth Portfolio                        1.07%
    AST Marsico Capital Growth
      Portfolio                                     1.02%
    AST Goldman Sachs Concentrated
      Growth Portfolio                              1.00%



                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    AST DeAm Large-Cap Value Portfolio              0.99%
    AST Cohen & Steers Realty Portfolio             1.11%
    AST AllianceBernstein Growth &
      Income Portfolio                              0.87%
    AST Hotchkis & Wiley Large-Cap
      Value Portfolio                               0.90%
    AST American Century Strategic
      Balanced Portfolio                            1.09%
    AST T. Rowe Price Asset Allocation
      Portfolio                                     1.07%
    AST Lord Abbett Bond-Debenture
      Portfolio                                     0.97%
    AST PIMCO Limited Maturity Bond
      Portfolio                                     0.79%



12. Effective November 18, 2004, Integrity Asset Management, Lee Munder Capital Group, and J.P. Morgan Fleming Asset Management became Sub-advisers of the Portfolio. Prior to November 18, 2004, GAMCO Investors, Inc. served as Sub-adviser of the Portfolio, then named "AST Gabelli Small-Cap Value Portfolio."



13. Effective May 1, 2005, Alliance Capital Management, L.P. became Sub-adviser of the Portfolio. Prior to May 1, 2005, Sanford C. Bernstein & Co., LLC served as Sub-adviser of the Portfolio, then named "AST Sanford Bernstein Core Value Portfolio."



14. Effective May 1, 2005, Alliance Capital Management, L.P. became Sub-adviser of the Portfolio. Prior to May 1, 2005, Sanford C. Bernstein & Co., LLC served as Sub-adviser of the Portfolio, then named "AST Sanford Bernstein Managed Index 500 Portfolio."



15. (a) The AST Global Allocation Portfolio invests primarily in shares of other AST Portfolios (the "Underlying Portfolios"). The only management fee directly paid by the Portfolio is a 0.10% fee paid to Prudential Investments LLC and American Skandia Investment Services, Inc. The management fee shown in the chart for the Portfolio is (i) that 0.10% management fee paid by the Portfolio plus
(ii) an estimate of the management fees paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2004 using the management fee rates shown in the chart above.


   (b) The expense information shown in the chart for the Portfolio reflects (i) the expenses of the Portfolio itself plus (ii) an estimate of the expenses paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2004 using the expense rates for the Underlying Portfolios shown in the above chart.


   (c) Effective May 1, 2005, Prudential Investments, LLC became Sub-adviser of the Portfolio. Prior to May 1, 2005, Deutsche Asset Management, Inc. served as Sub-adviser of the Portfolio, then named "AST DeAM Global Allocation Portfolio."



16. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.



17. Effective May 1, 2005, the name of the Portfolio was changed from "Growth Portfolio -- Service Shares" to "Large Cap Growth Portfolio -- Service Shares."

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING MUTUAL FUND FEES AND EXPENSES.

THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME THE MAXIMUM FEES AND EXPENSES OF ANY OF THE MUTUAL FUNDS, WHICH DO NOT REFLECT ANY EXPENSE REIMBURSEMENTS OR WAIVERS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE AS INDICATED IN THE TABLES THAT FOLLOW.


EXAMPLE 1A: Contract With Credit: Highest Daily Value Death Benefit; Guaranteed Minimum Income Benefit; Earnings Appreciator Benefit, Income Appreciator Benefit, and You Withdraw All Your Assets


This example assumes that:

-  You invest $10,000 in the Contract With Credit;


-  You choose the Highest Daily Value Death Benefit;


- You choose the Guaranteed Minimum Income Benefit (for contracts sold on or after January 20, 2004, or upon subsequent state approval);

-  You choose the Earnings Appreciator Benefit;

-  You choose the Income Appreciator Benefit;

- You allocate all of your assets to the variable investment option having the maximum total operating expenses;

-  The investment has a 5% return each year;

-  The mutual fund's total operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY


EXAMPLE 1b: Contract With Credit: Highest Daily Value Death Benefit, Guaranteed Minimum Income Benefit, Earnings Appreciator Benefit, Income Appreciator Benefit, and You Do Not Withdraw Your Assets


This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.


EXAMPLE 2a: Contract Without Credit: Highest Daily Value Death Benefit, Guaranteed Minimum Income Benefit, Earnings Appreciator Benefit, Income Appreciator Benefit, and You Withdraw All Your Assets


This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the Contract Without Credit.


EXAMPLE 2b: Contract Without Credit: Highest Daily Value Death Benefit, Guaranteed Minimum Income Benefit, Earnings Appreciator Benefit, Income Appreciator Benefit and You Do Not Withdraw Your Assets


This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 3a: Contract With Credit: Base Death Benefit, and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract With Credit;


-  You do not choose any optional insurance benefit;


- You allocate all of your assets to the variable investment option having the maximum total operating expenses;

-  The investment has a 5% return each year;

-  The mutual fund's total operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 3b: Contract With Credit: Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 3a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY

EXAMPLE 4a: Contract Without Credit: Base Death Benefit, and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 3a except that it assumes that you invest in the Contract Without Credit.

EXAMPLE 4b: Contract Without Credit: Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 4a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

NOTES FOR EXPENSE EXAMPLES:

THESE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF PAST
OR FUTURE EXPENSES. ACTUAL EXPENSES
MAY BE GREATER OR LESS THAN THOSE
SHOWN.

Note that withdrawal charges (which
are reflected in Examples 1a, 2a,
3a and 4a) are assessed in
connection with some annuity
options, but not others.

The values shown in the 10 year
column are the same for Example 4a
and 4b, the same for Example 3a and
3b, the same for Example 2a and 2b,
and the same for Example 1a and 1b.
This is because if 10 years have
elapsed since your last purchase
payment, we would no longer deduct
withdrawal charges when you make a
withdrawal. The indicated examples
reflect the maximum withdrawal
charges, but in certain states
reduced withdrawal charges may
apply for certain ages.


The examples use an average
contract maintenance charge, which
we calculated based on our estimate
of the total contract fees we
expect to collect in 2005. Based on
these estimates, the contract
maintenance charge is included as
an annual charge of 0.024% of
contract value. Your actual fees
will vary based on the amount of
your contract and your specific
allocation among the investment
options.


Premium taxes are not reflected in
the examples. We deduct a charge to
approximate premium taxes that may
be imposed on us in your state.
This charge is generally deducted
from the amount applied to an
annuity payout option.

A table of accumulation unit values
appears in Appendix A to this
prospectus.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY


CONTRACT WITH CREDIT: HIGHEST DAILY VALUE DEATH BENEFIT; GUARANTEED MINIMUM
INCOME BENEFIT; EARNINGS APPRECIATOR BENEFIT; INCOME APPRECIATOR BENEFIT
--------------------------------------------------------------------------------
     EXAMPLE 1a:                             EXAMPLE 1b:
     IF YOU WITHDRAW YOUR ASSETS             IF YOU DO NOT WITHDRAW YOUR ASSETS
     ---------------------------------------------------------------------------
      1 YR      3 YRS     5 YRS    10 YRS    1 YR     3 YRS     5 YRS    10 YRS
     $1,258    $2,273    $3,196    $5,093    $506    $1,521    $2,538    $5,093



CONTRACT WITHOUT CREDIT: HIGHEST DAILY VALUE DEATH BENEFIT; GUARANTEED
MINIMUM INCOME BENEFIT; EARNINGS APPRECIATOR BENEFIT; INCOME APPRECIATOR
BENEFIT
--------------------------------------------------------------------------------
     EXAMPLE 2a:                             EXAMPLE 2b:
     IF YOU WITHDRAW YOUR ASSETS             IF YOU DO NOT WITHDRAW YOUR ASSETS
     ---------------------------------------------------------------------------
      1 YR      3 YRS     5 YRS    10 YRS    1 YR     3 YRS     5 YRS    10 YRS
     $1,107    $1,884    $2,666    $4,820    $477    $1,434    $2,396    $4,820



CONTRACT WITH CREDIT: BASE DEATH BENEFIT
---------------------------------------------------------------------------
    EXAMPLE 3a:                         EXAMPLE 3b:
    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
    -----------------------------------------------------------------------
     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
    $1,100   $1,812   $2,455   $3,751   $348    $1,060    $1,797    $3,751



CONTRACT WITHOUT CREDIT: BASE DEATH BENEFIT
---------------------------------------------------------------------------
    EXAMPLE 4a:                         EXAMPLE 4b:
    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
    -----------------------------------------------------------------------
     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
      $954   $1,440   $1,950   $3,516   $324      $990    $1,680    $3,516

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PART II SECTIONS 1-11

--------------------------------------------------------------------------------
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS

                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


        1:
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE 3

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------

THE STRATEGIC PARTNERS ANNUITY ONE 3 VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE, WE OR US).

Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time on or after the third contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. (If you purchase the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract. Therefore, before purchasing an annuity in a tax-favored plan, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities compared with any other investment that you may use in connection with your retirement plan or arrangement.)

   There are two basic versions of Strategic Partners Annuity One 3 variable annuity.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

- may provide a lower interest rate for fixed interest rate options and the market value adjustment option than the Contract Without Credit, and

- may provide fewer available market value adjustment guarantee periods than the Contract Without Credit.

Contract Without Credit.

-  does not provide a credit,

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit,

- may provide a higher interest rate for fixed interest rate options and the market value adjustment option than the Contract With Credit, and

- may provide more market value adjustment guarantee periods than the Contract With Credit.

   Unless we state otherwise, when we use the word contract, it applies to both versions.

   Because of the higher withdrawal charges, if you choose the Contract With Credit and you withdraw a purchase payment, depending upon the performance of the investment options you choose, you may be worse off than if you had chosen the Contract Without Credit. We do not recommend purchase of either version of Strategic Partners Annuity One 3 if you anticipate having to withdraw a significant amount of your purchase payments within a few years of making those purchase payments.

   Strategic Partners Annuity One 3 is a variable annuity contract. During the accumulation phase, you can allocate your assets among the variable investment options, guaranteed fixed interest rate options and a market value adjustment option. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual fund(s) associated with that variable investment option.

   Because the underlying mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

--------------------------------------------------------------------------------

                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long (if applicable) the annuity payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning Strategic Partners Annuity One 3, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive, depending on applicable state law:

-  Your full purchase payment, less any applicable federal and state income tax;
   or

- The amount your contract is worth as of the day we receive your request, less any applicable federal and state income tax withholding. This amount may be more or less than your original payment. We impose neither a withdrawal charge nor any market value adjustment if you cancel your contract under this provision.

   If you have purchased the Contract With Credit, we will deduct any credit we had added to your contract value. To the extent dictated by state law, we will include in your refund the amount of any fees and charges that we deducted.

                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------

THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY OF THE VARIABLE INVESTMENT OPTIONS, FIXED INTEREST RATE OPTIONS, AND A MARKET VALUE ADJUSTMENT OPTION.

The variable investment options invest in underlying mutual funds managed by leading investment advisers. These underlying mutual funds may sell their shares to both variable annuity and variable life separate accounts of different insurance companies, which could create the kinds of risks that are described in more detail in the current prospectus for the underlying mutual fund. The current prospectuses for the underlying mutual funds also contain other important information about the mutual funds. When you invest in a variable investment option that is funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference.

VARIABLE INVESTMENT OPTIONS


The following chart classifies each of the portfolios based on our assessment of their investment style (as of the date of this prospectus). The chart also provides a description of each portfolio's investment objective and a short, summary description of their key policies to assist you in determining which portfolios may be of interest to you. There is no guarantee that any portfolio will meet its investment objective. The name of the adviser/subadviser for each portfolio appears next to the description.



   The Jennison Portfolio, Prudential Equity Portfolio, Prudential Global Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, and each "SP" Portfolio of the Prudential Series Fund, are managed by an indirect, wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI) under a "manager-of-managers" approach. The SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio invest in other Prudential Series Fund Portfolios, and are managed by PI.


   Under the manager-of-managers approach, PI has the ability to assign subadvisers to manage specific portions of a portfolio, and the portion managed by a subadviser may vary from 0% to 100% of the portfolio's assets. The subadvisers that manage some or all of a Prudential Series Fund portfolio are listed on the following chart.


   The portfolios of the American Skandia Trust are co-managed by PI and American Skandia Investment Services, Incorporated, also under a manager-of-managers approach. American Skandia Investment Services, Incorporated is an indirect, wholly-owned subsidiary of Prudential Financial, Inc.


   A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.


   Pruco Life has entered into agreements with certain underlying portfolios and/or the investment adviser or distributor of such portfolios. Pruco Life may provide administrative and support services to such portfolios pursuant to the terms of these agreements and under which it receives a fee of up to 0.55% annually (as of May 2, 2005) of the average assets allocated to the portfolio under the contract. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as sub-accounts.


   As detailed in the Prudential Series Fund prospectus, although the Prudential Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Prudential Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.

--------------------------------------------------------------------------------

PART II  STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  JENNISON PORTFOLIO: seeks long-term growth of capital. The     Jennison Associates
                                   Portfolio invests primarily in equity securities of major,     LLC
                                   established corporations that the Sub-adviser believes offer above-average growth prospects.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   PRUDENTIAL EQUITY PORTFOLIO (SP MFS CAPITAL OPPORTUNITIES      GE Asset Management,
                                   PORTFOLIO MERGED INTO THIS PORTFOLIO): seeks long-term         Incorporated;
                                   growth of capital. The Portfolio invests at least 80% of its   Jennison Associates
                                   investable assets in common stocks of major established        LLC; Salomon Brothers
                                   corporations as well as smaller companies that the             Asset Management Inc.
                                   Sub-advisers believe offer attractive prospects of
                                   appreciation.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              PRUDENTIAL GLOBAL PORTFOLIO: seeks long-term growth of         Jennison Associates
                                   capital. The Portfolio invests primarily in common stocks      LLC
                                   (and their equivalents) of foreign and U.S. companies.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      PRUDENTIAL MONEY MARKET PORTFOLIO: seeks maximum current       Prudential Investment
                                   income consistent with the stability of capital and the        Management, Inc.
                                   maintenance of liquidity.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   PRUDENTIAL STOCK INDEX PORTFOLIO: seeks investment results     Quantitative
                                   that generally correspond to the performance of                Management Associates
                                   publicly-traded common stocks. With the price and yield        LLC
                                   performance of the Standard & Poor's 500 Composite Stock
                                   Price Index (S&P(R) 500) as the benchmark, the Portfolio
                                   normally invests at least 80% of investable assets in S&P
                                   500 stocks.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   PRUDENTIAL VALUE PORTFOLIO: seeks capital appreciation. The    Jennison Associates
                                   Portfolio invests primarily in common stocks that the          LLC
                                   Sub-adviser believes are undervalued -- those stocks that
                                   are trading below their underlying asset value, cash
                                   generating ability and overall earnings and earnings growth.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO: seeks         Prudential
                                   capital appreciation. The Portfolio seeks to achieve this      Investments LLC
                                   investment objective by investing in several other
                                   Prudential Series Fund Portfolios, which currently consist of domestic equity Portfolios and international equity
                                   Portfolios.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   SP AIM CORE EQUITY PORTFOLIO: seeks long-term growth of        A I M Capital
                                   capital. The Portfolio normally invests at least 80% of        Management, Inc.
                                   investable assets in equity securities, including
                                   convertible securities of established companies that have
                                   long-term above-average growth in earnings and growth
                                   companies that the Sub-adviser believes have the potential for above-average growth in earnings.
-----------------------------------------------------------------------------------------------------------------------

        2:



WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED


--------------------------------------------------------------------------------

PART II  STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  SP ALLIANCEBERNSTEIN LARGE-CAP GROWTH PORTFOLIO: seeks         Alliance Capital
                                   long-term capital growth. The Portfolio invests at least 80%   Management, L.P.
                                   of its total assets in the equity securities of a limited
                                   number of large, carefully selected, high-quality U.S.
                                   companies that are judged likely to achieve superior
                                   earnings growth. Normally, about 40-60 companies will be
                                   represented in the Portfolio, with the 25 companies most
                                   highly regarded by the Sub-adviser usually constituting
                                   approximately 70% of the Portfolio's net assets.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP BALANCED ASSET ALLOCATION PORTFOLIO: seeks to obtain the    Prudential
                                   highest potential total return consistent with the specified   Investments LLC
                                   level of risk tolerance. The Portfolio seeks to provide a
                                   balance between current income and growth of capital by
                                   investing in several other Prudential Series Fund
                                   Portfolios, which currently consist of fixed income
                                   Portfolios, domestic equity Portfolios, and international
                                   equity Portfolios.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO: seeks to obtain    Prudential
                                   the highest potential total return consistent with the         Investments LLC
                                   specified level of risk tolerance. The Portfolio seeks to
                                   provide current income with low to moderate capital
                                   appreciation by investing in several other Prudential Series
                                   Fund Portfolios, which currently consist of fixed income
                                   Portfolios, domestic equity Portfolios, and international
                                   equity Portfolios.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   SP DAVIS VALUE PORTFOLIO: seeks growth of capital. The         Davis Advisors
                                   Portfolio invests primarily in common stocks of U.S.
                                   companies with market capitalizations of at least $5
                                   billion. It may also invest in stocks of foreign companies and U.S. companies with smaller capitalizations.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO: seeks long-term    Goldman Sachs Asset
                                   capital appreciation. The Portfolio will seek its objective    Management, L.P.
                                   through investments primarily in equity securities that are believed to be undervalued in the marketplace. The Portfolio primarily seeks companies that are small-sized, based on the value of their outstanding stock.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP GROWTH ASSET ALLOCATION PORTFOLIO: seeks to obtain the      Prudential
                                   highest potential total return consistent with the specified   Investments LLC
                                   level of risk tolerance. The Portfolio seeks to provide
                                   long-term growth of capital with consideration also given to current income by investing in several other Prudential
                                   Series Fund Portfolios, which currently consist of domestic equity Portfolios, fixed income Portfolios, and
                                   international equity Portfolios.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   SP LARGE CAP VALUE PORTFOLIO: seeks long-term growth of        Hotchkis and Wiley
                                   capital. The Portfolio normally invests at least 80% of        Capital Management
                                   investable assets in common stocks and securities              LLC; J.P. Morgan
                                   convertible into common stock of companies that are believed   Investment Management
                                   to be undervalued and have an above-average potential to       Inc.
                                   increase in price, given the company's sales, earnings, book value, cash flow and recent performance. The Portfolio seeks to achieve its objective through investments primarily in
                                   equity securities of large capitalization companies.
-----------------------------------------------------------------------------------------------------------------------

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PART II  STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              SP LSV INTERNATIONAL VALUE PORTFOLIO (FORMERLY SP DEUTSCHE     LSV Asset Management
                                   INTERNATIONAL EQUITY PORTFOLIO): seeks capital growth. The
                                   Portfolio pursues its objective by primarily investing at
                                   least 80% of the value of its assets in the equity
                                   securities of companies in developed non-U.S. countries that are represented in the MSCI EAFE Index.
-----------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH                    SP MID CAP GROWTH PORTFOLIO (SP AIM AGGRESSIVE GROWTH          Calamos Advisors LLC
                                   PORTFOLIO MERGED INTO THIS PORTFOLIO): seeks long-term
                                   growth of capital. The Portfolio normally invests at least
                                   80% of investable assets in common stocks and related
                                   securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These
                                   securities typically are of medium market capitalizations, which the subadviser believes have above-average growth
                                   potential.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      SP PIMCO HIGH YIELD PORTFOLIO: seeks to maximize total         Pacific Investment
                                   return consistent with preservation of capital and prudent     Management Company
                                   investment management. The Portfolio will invest in a          LLC (PIMCO)
                                   diversified portfolio of fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three-to six-year time frame
                                   based on the Sub-adviser's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      SP PIMCO TOTAL RETURN PORTFOLIO: seeks to maximize total       Pacific Investment
                                   return consistent with preservation of capital and prudent     Management Company
                                   investment management. The Portfolio will invest in a          LLC (PIMCO)
                                   diversified portfolio of fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three-to six-year time frame
                                   based on the Sub-adviser's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH                    SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (SP TECHNOLOGY    Jennison Associates
                                   PORTFOLIO MERGED INTO THIS PORTFOLIO): seeks long-term         LLC
                                   capital appreciation. The Portfolio normally invests at
                                   least 80% of investable assets in equity securities of small and medium sized U.S. companies that the Sub-adviser
                                   believes have the potential for above-average earnings
                                   growth.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  SP SMALL-CAP GROWTH PORTFOLIO (FORMERLY SP STATE STREET        Neuberger Berman
                                   RESEARCH SMALL COMPANY GROWTH PORTFOLIO): seeks long-term      Asset Management
                                   capital growth. The Portfolio pursues its objective by         Inc./Eagle Asset
                                   primarily investing in the common stocks of                    Management
                                   small-capitalization companies.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO: seeks          Alliance Capital
                                   long-term growth of capital. The Portfolio normally invests    Management, L.P.;
                                   at least 65% of total assets in equity-related securities of   Jennison Associates
                                   U.S. companies that the Sub-advisers believe to have strong    LLC
                                   capital appreciation potential. The Portfolio's strategy is to combine the efforts of two subadvisers and to invest in the favorite stock selection ideas of three portfolio
                                   managers (two of whom invest as a team).
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PART II  STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO: seeks         William Blair &
                                   long-term growth of capital. The Portfolio invests primarily   Company, LLC
                                   in equity-related securities of foreign issuers that the
                                   Sub-adviser thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal
                                   circumstances, the Portfolio invests at least 65% of its
                                   total assets in common stock of foreign companies operating or based in at least five different countries.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO: seeks long-term   J.P. Morgan Fleming
                                   capital growth by investing in a diversified portfolio of      Asset Management
                                   international equity securities. The Portfolio seeks to meet its objective by investing, under normal market conditions, at least 80% of its assets in a diversified portfolio of
                                   equity securities of companies located or operating in
                                   developed non-U.S. countries and emerging markets of the
                                   world.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              AST MFS GLOBAL EQUITY PORTFOLIO: seeks capital growth. Under   Massachusetts
                                   normal circumstances the Portfolio invests at least 80% of     Financial Services
                                   its assets in equity securities of U.S. and foreign issuers    Company
                                   (including issuers in developing countries). The Portfolio generally seeks to purchase securities of companies with
                                   relatively large market capitalizations relative to the
                                   market in which they are traded.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  AST DEAM SMALL-CAP GROWTH PORTFOLIO: seeks maximum growth of   Deutsche Asset
                                   investors' capital from a portfolio of growth stocks of        Management, Inc.
                                   smaller companies. The Portfolio pursues its objective,
                                   under normal circumstances, by primarily investing at least
                                   80% of its total assets in the equity securities of
                                   small-sized companies included in the Russell 2000 Growth(R)
                                   Index.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO: seeks capital       Federated Equity
                                   growth. The Portfolio pursues its investment objective by      Management Company of
                                   investing primarily in the stocks of small companies that      Pennsylvania/
                                   are traded on national security exchanges, the NASDAQ stock    Federated Global
                                   exchange and the over-the-counter-market.                      Investment Management
                                                                                                  Corp.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   AST SMALL-CAP VALUE PORTFOLIO (FORMERLY AST GABELLI            Integrity Asset
                                   SMALL-CAP VALUE PORTFOLIO): seeks to provide long-term         Management, Lee
                                   capital growth by investing primarily in small-                Munder Capital Group,
                                   capitalization stocks that appear to be undervalued. The       J.P. Morgan Fleming
                                   Portfolio will have a non-fundamental policy to invest,        Asset Management
                                   under normal circumstances, at least 80% of the value of its assets in small capitalization companies.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   AST DEAM SMALL-CAP VALUE PORTFOLIO: seeks maximum growth of    Deutsche Asset
                                   investors' capital. The Portfolio pursues its objective,       Management, Inc.
                                   under normal market conditions, by primarily investing at
                                   least 80% of its total assets in the equity securities of
                                   small-sized companies included in the Russell 2000(R) Value
                                   Index.
-----------------------------------------------------------------------------------------------------------------------

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PART II  STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP GROWTH                    AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO: seeks long-term    Goldman Sachs Asset
                                   capital growth. The Portfolio pursues its investment           Management, L.P.
                                   objective by investing primarily in equity securities
                                   selected for their growth potential, and normally invests at least 80% of the value of its assets in medium
                                   capitalization companies.
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP GROWTH                    AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO: seeks capital   Neuberger Berman
                                   growth. Under normal market conditions, the Portfolio          Management Inc.
                                   primarily invests at least 80% of its net assets in the
                                   common stocks of mid-cap companies. The Sub-adviser looks
                                   for fast-growing companies that are in new or rapidly
                                   evolving industries.
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP VALUE                     AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO: seeks capital    Neuberger Berman
                                   growth. Under normal market conditions, the Portfolio          Management Inc.
                                   primarily invests at least 80% of its net assets in the
                                   common stocks of mid-cap companies. Under the Portfolio's
                                   value-oriented investment approach, the Sub-adviser looks
                                   for well-managed companies whose stock prices are
                                   undervalued and that may rise in price before other
                                   investors realize their worth.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST ALGER ALL-CAP GROWTH PORTFOLIO: seeks long-term capital    Fred Alger
                                   growth. The Portfolio invests primarily in equity              Management, Inc.
                                   securities, such as common or preferred stocks, that are
                                   listed on U.S. exchanges or in the over-the-counter market.
                                   The Portfolio may invest in the equity securities of
                                   companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-adviser's assessment of particular companies and market conditions.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST GABELLI ALL-CAP VALUE PORTFOLIO: seeks capital growth.     GAMCO Investors, Inc.
                                   The Portfolio pursues its objective by investing primarily in readily marketable equity securities including common
                                   stocks, preferred stocks and securities that may be
                                   converted at a later time into common stock. The Portfolio may invest in the securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-adviser's assessment of particular
                                   companies and market conditions.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO: seeks           T. Rowe Price
                                   long-term capital growth primarily through the common stocks   Associates, Inc.
                                   of companies that own or develop natural resources (such as energy products, precious metals and forest products) and
                                   other basic commodities. The Portfolio normally invests
                                   primarily (at least 80% of its total assets) in the common stocks of natural resource companies whose earnings and
                                   tangible assets could benefit from accelerating inflation.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  AST MFS GROWTH PORTFOLIO: seeks long-term capital growth and   Massachusetts
                                   future income. Under normal market conditions, the Portfolio   Financial Services
                                   invests at least 80% of its total assets in common stocks      Company
                                   and related securities, such as preferred stocks,
                                   convertible securities and depositary receipts, of companies that the Sub-adviser believes offer better than average
                                   prospects for long-term growth.
-----------------------------------------------------------------------------------------------------------------------

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                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  AST MARSICO CAPITAL GROWTH PORTFOLIO: seeks capital growth.    Marsico Capital
                                   Income realization is not an investment objective and any      Management, LLC
                                   income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective. The
                                   Portfolio will pursue its objective by investing primarily in common stocks of larger, more established companies.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO: seeks         Goldman Sachs Asset
                                   growth of capital in a manner consistent with the              Management, L.P.
                                   preservation of capital. Realization of income is not a
                                   significant investment consideration and any income realized on the Portfolio's investments, therefore, will be
                                   incidental to the Portfolio's objective. The Portfolio will pursue its objective by investing primarily in equity
                                   securities of companies that the Sub-adviser believes have potential to achieve capital appreciation over the
                                   long-term.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST DEAM LARGE-CAP VALUE PORTFOLIO: seeks maximum growth of    Deutsche Asset
                                   capital by investing primarily in the value stocks of larger   Management, Inc.
                                   companies. The Portfolio pursues its objective, under normal market conditions, by primarily investing at least 80% of
                                   the value of its assets in the equity securities of
                                   large-sized companies included in the Russell 1000(R) Value
                                   Index.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO: seeks          Alliance Capital
                                   capital growth by investing approximately 50% of its assets    Management, L.P.
                                   in growth stocks of large companies and approximately 50% of its assets in value stocks of large companies. The Portfolio will invest primarily in common stocks of large U.S.
                                   companies included in the Russell 1000(R) Index.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (FORMERLY AST       Alliance Capital
                                   SANFORD BERNSTEIN CORE VALUE PORTFOLIO): seeks long-term       Management, L.P.
                                   capital growth by investing primarily in common stocks. The
                                   Sub-adviser expects that the majority of the Portfolio's
                                   assets will be invested in the common stocks of large
                                   companies that appear to be undervalued.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST COHEN & STEERS REALTY PORTFOLIO: seeks to maximize total   Cohen & Steers
                                   return through investment in real estate securities. The       Capital Management,
                                   Portfolio pursues its investment objective by investing,       Inc.
                                   under normal circumstances, at least 80% of its net assets in securities of real estate issuers.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO (FORMERLY    Alliance Capital
                                   AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO): seeks to   Management, L.P.
                                   outperform the Standard & Poor's 500 Composite Stock Price
                                   Index (the "S&P (R) 500") through stock selection resulting in different weightings of common stocks relative to the
                                   index. The Portfolio will invest, under normal
                                   circumstances, at least 80% of its net assets in securities included in the S&P 500.
-----------------------------------------------------------------------------------------------------------------------

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PART II  STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO: seeks          American Century
                                   capital growth with current income as a secondary objective.   Investment
                                   The Portfolio invests primarily in common stocks that offer    Management, Inc.
                                   potential for capital growth, and may, consistent with its investment objective, invest in stocks that offer potential for current income.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO: seeks         Alliance Capital
                                   long-term growth of capital and income while attempting to     Management, L.P.
                                   avoid excessive fluctuations in market value. The Portfolio normally will invest in common stocks (and securities
                                   convertible into common stocks).
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO: seeks          Hotchkis and Wiley
                                   current income and long- term growth of income, as well as     Capital Management,
                                   capital appreciation. The Portfolio invests, under normal      LLC
                                   circumstances, at least 80% of its net assets plus
                                   borrowings for investment purposes in common stocks of large cap U.S. companies, that have a high cash dividend or payout yield relative to the market.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST GLOBAL ALLOCATION PORTFOLIO (FORMERLY AST DEAM GLOBAL      Prudential
                                   ALLOCATION PORTFOLIO): seeks to obtain the highest potential   Investments LLC
                                   total return consistent with a specified level of risk
                                   tolerance. The Portfolio seeks to achieve its investment
                                   objective by investing in several other AST Portfolios
                                   ("Underlying Portfolios"). The Portfolio intends its
                                   strategy of investing in combinations of Underlying
                                   Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous
                                   investments.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO: seeks       American Century
                                   capital growth and current income. The Sub-adviser intends     Investment
                                   to maintain approximately 60% of the Portfolio's assets in     Management, Inc.
                                   equity securities and the remainder in bonds and other fixed income securities.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO: seeks a high     T. Rowe Price
                                   level of total return by investing primarily in a              Associates, Inc.
                                   diversified portfolio of fixed income and equity securities.
                                   The Portfolio normally invests approximately 60% of its
                                   total assets in equity securities and 40% in fixed income
                                   securities. This mix may vary depending on the Sub-adviser's outlook for the markets.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST T. ROWE PRICE GLOBAL BOND PORTFOLIO: seeks to provide      T. Rowe Price
                                   high current income and capital growth by investing in         International, Inc.
                                   high-quality foreign and U.S. dollar-denominated bonds. The
                                   Portfolio will invest at least 80% of its total assets in
                                   fixed income securities, including high quality bonds issued or guaranteed by U.S. or foreign governments or their
                                   agencies and by foreign authorities, provinces and
                                   municipalities as well as investment grade corporate bonds and mortgage and asset-backed securities of U.S. and foreign issuers.
-----------------------------------------------------------------------------------------------------------------------

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                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST GOLDMAN SACHS HIGH YIELD PORTFOLIO: seeks a high level     Goldman Sachs Asset
                                   of current income and may also consider the potential for      Management, L.P.
                                   capital appreciation. The Portfolio invests, under normal
                                   circumstances, at least 80% of its net assets plus any
                                   borrowings for investment purposes (measured at time of
                                   purchase) in high-yield, fixed-income securities that, at
                                   the time of purchase, are non-investment grade securities.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST LORD ABBETT BOND-DEBENTURE PORTFOLIO: seeks high current   Lord, Abbett & Co.
                                   income and the opportunity for capital appreciation to         LLC
                                   produce a high total return. To pursue its objective, the
                                   Portfolio will invest, under normal circumstances, at least
                                   80% of the value of its assets in fixed income securities
                                   and normally invests primarily in high yield and investment grade debt securities, securities convertible into common
                                   stock and preferred stocks.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST PIMCO LIMITED MATURITY BOND PORTFOLIO: seeks to maximize   Pacific Investment
                                   total return consistent with preservation of capital and       Management Company
                                   prudent investment management. The Portfolio will invest in    LLC (PIMCO)
                                   a diversified portfolio of fixed-income securities of
                                   varying maturities. The average portfolio duration of the
                                   Portfolio generally will vary within a one- to three-year
                                   time frame based on the Sub-adviser's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              GVIT DEVELOPING MARKETS FUND: seeks long-term capital          Gartmore Global Asset
                                   appreciation, under normal conditions by investing at least    Management
                                   80% of its total assets in stocks of companies of any size     Trust/Gartmore Global
                                   based in the world's developing economies. Under normal        Partners
                                   market conditions, investments are maintained in at least
                                   six countries at all times and no more than 35% of total
                                   assets in any single one of them.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  JANUS ASPEN SERIES: LARGE CAP GROWTH PORTFOLIO -- SERVICE      Janus Capital
                                   SHARES (FORMERLY GROWTH PORTFOLIO -- SERVICE SHARES): seeks    Management LLC
                                   long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio has a non-
                                   fundamental policy to invest, under normal circumstances, at least 80% of its net assets in large-sized companies.
-----------------------------------------------------------------------------------------------------------------------

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PART II  STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


FIXED INTEREST RATE OPTIONS

We offer two fixed interest rate options:

-  a one-year fixed interest rate option, and

-  a dollar cost averaging fixed rate option (DCA Fixed Rate Option).

   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time they will not be less than the minimum interest rate indicated in your contract which can range from 1% to 3%. We may offer lower interest rates for Contracts With Credit than for Contracts Without Credit.

   Payments allocated to the fixed interest rate options become part of Pruco Life's general assets.

ONE-YEAR FIXED INTEREST RATE OPTION

We set a one-year base guaranteed annual interest rate for the one-year fixed interest rate option. Additionally, we may provide a higher interest rate on each purchase payment allocated to this option for the first year after the payment. This higher interest rate will not apply to amounts transferred from other investment options within the contract or amounts remaining in this option for more than one year.

DOLLAR COST AVERAGING FIXED RATE OPTION

You may allocate all or part of any purchase payment to the DCA Fixed Rate Option. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options and/or to the one-year fixed interest rate option, as you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred. You may not transfer from other investment options to the DCA Fixed Rate Option. Transfers to the one-year fixed interest rate option will remain in the general account.

   If you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $2,000. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payment allocated to the DCA Fixed Rate Option transferred to the selected variable investment options, or to the one-year fixed interest rate option in either six or twelve monthly installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.)

   If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the investment options into which the DCA Fixed Rate Option assets are transferred. You may make a one time transfer of the remaining value out of your DCA Fixed Rate Option, if you so choose. Transfers from the DCA Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.

   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the monthly transfer amount below $100, we will transfer

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PART II  STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

MARKET VALUE ADJUSTMENT OPTION

Under the market value adjustment option, we may offer one or more of several guarantee periods provided that the interest rate we are able to declare will be no less than 3% interest annually with respect to any guarantee period. We may offer fewer available guarantee periods in Contracts With Credit than in Contracts Without Credit. This option is not available for contracts issued in some states. Please see your contract. The market value adjustment option is registered separately from the variable investment options, and the amount of market value adjustment option securities registered is stated in that registration statement.

   IF AMOUNTS ARE WITHDRAWN FROM A GUARANTEE PERIOD, OTHER THAN DURING THE 30-DAY PERIOD IMMEDIATELY FOLLOWING THE END OF THE GUARANTEE PERIOD, THEY WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT EVEN IF THEY ARE NOT SUBJECT TO A WITHDRAWAL CHARGE.

   You will earn interest on your invested purchase payment at the rate that we have declared for the guarantee period you have chosen. You must invest at least $1,000 if you choose this option. We may offer lower interest rates for Contracts With Credit than for Contracts Without Credit.

   We refer to interest rates as annual rates, although we credit interest within each guarantee period on a daily basis. The daily interest that we credit is equal to the pro rated portion of the interest that would be earned on an annual basis. We credit interest from the business day on which your purchase payment is received in good order at the Prudential Annuity Service Center until the earliest to occur of any of the following events: (a) full surrender of the contract, (b) commencement of annuity payments or settlement, (c) end of the guarantee period, (d) transfer of the value in the guarantee period, (e) payment of a death benefit, or (f) the date the amount is withdrawn.

   During the 30-day period immediately following the end of a guarantee period, we allow you to do any of the following, without the imposition of the market value adjustment:

(a) withdraw or transfer the value in the guarantee period,

(b) allocate the value to another available guarantee period or other investment option (provided that the new guarantee period ends prior to the annuity date). You will receive the interest rate applicable on the date we receive your instruction, or

(c) apply the value in the guarantee period to the annuity or settlement option of your choice.

If we do not receive instructions from you concerning the disposition of the contract value in your maturing guarantee period, we will reinvest the amount in the Prudential Money Market Portfolio investment option.

   During the 30-day period immediately following the end of the guarantee period, or until you elect to do (a), (b) or (c) listed immediately above, you will receive the current interest rate applicable to the guarantee period having the same duration as the guarantee period that just matured, which is offered on the day immediately following the end of the matured guarantee period. However, if at that time we do not offer a guarantee period with the same duration as that which matured, you will then receive the current interest rate applicable to the shortest guarantee period then offered.

   Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed by us and the interest amount that your money will earn is guaranteed by us to be at least 3%.

   Payments allocated to the market value adjustment option are held as a separate pool of assets. Any gains or losses experienced by these assets will not directly affect the contracts. The strength of our guarantees under these options is based on the overall financial strength of Pruco Life.

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PART II  STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


MARKET VALUE ADJUSTMENT

When you allocate a purchase payment or transfer contract value to a guarantee period, we use that money to buy and sell securities and other instruments to support our obligation to pay interest. Generally, we buy bonds for this purpose. The duration of the bonds and other instruments that we buy with respect to a particular guarantee period is influenced significantly by the length of the guarantee period. For example, we typically would acquire longer-duration bonds with respect to the 10 year guarantee period than we do for the 3 year guarantee period. The value of these bonds is affected by changes in interest rates, among other factors. The market value adjustment that we assess against your contract value if you withdraw or transfer outside the 30-day period discussed above involves our attributing to you a portion of our investment experience on these bonds and other instruments.

   For example, if you make a full withdrawal when interest rates have risen since the time of your investment, the bonds and other investments in the guarantee period likely would have decreased in value, meaning that we would impose a "negative" market value adjustment on you (i.e., one that results in a reduction of the withdrawal proceeds that you receive). For a partial withdrawal, we would deduct a negative market value adjustment from your remaining contract value. Conversely, if interest rates have decreased, the market value adjustment would be positive.

   Other things you should know about the market value adjustment include the following:

- We determine the market value adjustment according to a mathematical formula, which is set forth at the end of this prospectus under the heading "Market-Value Adjustment Formula." In that section of the prospectus, we also provide hypothetical examples of how the formula works.

- A negative market value adjustment could cause you to lose not only the interest you have earned but also a portion of your principal.

- In addition to imposing a market value adjustment on withdrawals, we also will impose a market value adjustment on the contract value you apply to an annuity or settlement option, unless you annuitize within the 30-day period discussed above. The laws of certain states may prohibit us from imposing a market value adjustment on the annuity date.


   YOU SHOULD REALIZE, HOWEVER, THAT APART FROM THE MARKET VALUE ADJUSTMENT, THE VALUE OF THE BENEFIT IN YOUR GUARANTEE PERIOD DOES NOT DEPEND ON THE INVESTMENT PERFORMANCE OF THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD WITH RESPECT TO YOUR GUARANTEE PERIOD. APART FROM THE EFFECT OF ANY MARKET VALUE ADJUSTMENT, WE DO NOT PASS THROUGH TO YOU THE GAINS OR LOSSES ON THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD IN CONNECTION WITH A GUARANTEE PERIOD.


TRANSFERS AMONG OPTIONS

Subject to certain restrictions, you can transfer money among the variable investment options and the one-year fixed interest rate option. The minimum transfer amount is the lesser of $250 or the amount in the investment option from which the transfer is to be made. In addition, you can transfer your contract value out of a market value adjustment guarantee period into another market value adjustment guarantee period, into a variable investment option, or into the one-year fixed interest rate option, although a market value adjustment will apply to any transfer you make outside the 30-day period discussed above. You may transfer contract value into the market value adjustment option at any time, provided it is at least $1,000.


   In general, you may make your transfer request by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following unauthorized telephone or electronic instructions that we reasonably believed to be genuine. Your transfer request will take effect at the end of the business day on which it was received in good order by us, or by certain entities that we have specifically designated. Our business day generally closes at 4:00 p.m. Eastern time. Our business day may close earlier, for example if regular trading on the New York Stock Exchange closes early. Transfer requests received

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after the close of the business day will take effect at the end of the next business day.


   With regard to the market value adjustment option, you can specify the guarantee period from which you wish to transfer. If you request a transfer from the market value adjustment option, but you do not specify the guarantee period from which funds are to be taken, then we will transfer funds from the guarantee period that has the least time remaining until its maturity date.

   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST RATE OPTION, OTHER THAN THE DCA FIXED RATE OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA FIXED RATE OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT.

   During the contract accumulation phase, you can make up to 12 transfers each contract year, among the investment options, without charge. Currently we charge $25 for each transfer after the twelfth in a contract year, and we have the right to increase this charge up to $30. (Dollar Cost Averaging and Auto-Rebalancing transfers do not count toward the 12 free transfers per year.)


   For purposes of the 12 free transfers per year that we allow, we will treat multiple transfers that are submitted on the same business day as a single transfer.


ADDITIONAL TRANSFER RESTRICTIONS


We limit your ability to transfer among your contract's variable investment options as permitted by applicable law. We impose a yearly restriction on transfers. Specifically, once you have made 20 transfers among the subaccounts during a contract year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this transfer restriction, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same business day as a single transfer, and (iii) do not count any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.


   Frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a portfolio manager to manage an underlying mutual fund's investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. For those reasons, the contract was not designed for persons who make programmed, large, or frequent transfers.

   In light of the risks posed to contract owners and other fund investors by frequent transfers, we reserve the right to limit the number of transfers in any contract year for all existing or new contract owners, and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any contract year or to refuse any transfer request for an owner or certain owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on accumulation unit values or the share prices of the underlying mutual funds; or (b) we are informed by a fund (e.g., by the fund's portfolio manager) that the purchase or redemption of fund shares must be restricted because the fund believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected fund. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular underlying mutual fund. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

- With respect to each variable investment option (other than the Prudential Money Market Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the option. If you transfer such amount into a particular variable investment option, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a

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   portion of that amount into another variable investment option, then upon the Transfer Out, the former variable investment option becomes restricted (the "Restricted Option"). Specifically, we will not permit subsequent transfers into the Restricted Option for 90 calendar days after the Transfer Out if the Restricted Option invests in a non-international fund, or 180 calendar days after the Transfer Out if the Restricted Option invests in an international fund. For purposes of this rule, we do not (i) count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals and (ii) categorize as a transfer the first transfer that you make after the contract date, if you make that transfer within 30 calendar days after the contract date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your contract at any time.

- We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving a variable investment option on the business day subsequent to the business day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to contract owners that explains the practice in detail. In addition, if we do implement a delayed exchange policy, we will apply the policy on a uniform basis to all contracts in the relevant class.


- We may impose specific restrictions on financial transactions (including transfer requests) for certain portfolios based on the portfolio's investment and/or transfer restrictions. We may do so to conform to any present or future restriction that is imposed by any portfolio available under this contract.


- If we deny one or more transfer requests under the foregoing rules, we will inform you promptly of the circumstances concerning the denial.

- We will not implement these rules in jurisdictions that have not approved contract language authorizing us to do so, or may implement different rules in certain jurisdictions if required by such jurisdictions. Contract owners in jurisdictions with such limited transfer restrictions, and contract owners who own variable life insurance or variable annuity contracts (regardless of jurisdiction) that do not impose the above-referenced transfer restrictions, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Because contract owners who are not subject to the same transfer restrictions may have the same underlying mutual fund portfolios available to them, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly, and will not waive a transfer restriction for any contract owner.

   Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

DOLLAR COST AVERAGING

The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option into any other variable investment options or the one-year fixed interest rate option. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in declining markets.


   Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. You can allocate subsequent purchase payments to be transferred under this option at any time.

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   Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is available only during the contract accumulation phase and is offered without charge.

ASSET ALLOCATION PROGRAM

We recognize the value of having asset allocation models when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. Your asset allocation will be prepared based on your answers to the questionnaire. You will not be charged for this service and you are not obligated to participate or to invest according to program recommendations.

   Asset allocation is a sophisticated method of diversification which allocates assets among classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program recommendations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time. You should consult your representative before electing any asset allocation program.

AUTO-REBALANCING

Once your money has been allocated among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation percentage or to a subsequent allocation percentage you select. We will rebalance only the variable investment options that you have designated. If you also participate in the DCA feature, then the variable investment option from which you make the DCA transfers will not be rebalanced.

   You may choose to have your rebalancing occur monthly, quarterly, semiannually, or annually. The rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers you make because of auto-rebalancing are not counted toward the 12 free transfers you are allowed per year. This feature is available only during the contract accumulation phase, and is offered without charge. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.


SCHEDULED TRANSACTIONS



Scheduled transactions include transfers under dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, minimum distributions or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a business day. In that case, the transaction will be processed and valued on the next business day, unless the next business day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior business day.


VOTING RIGHTS

We are the legal owner of the shares of the underlying mutual funds used by the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail

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you a proxy which is a form that you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as shares for which we receive instructions from contract owners. We may change the way your voting instructions are calculated if it is required or permitted by federal or state regulation.

SUBSTITUTION

We may substitute one or more of the underlying mutual funds used by the variable investment options. We may also cease to allow investments in existing funds. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make.

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        INCOME PHASE? (ANNUITIZATION)
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PAYMENT PROVISIONS

We can begin making annuity payments any time on or after the third contract anniversary (or as required by state law if different). Annuity payments must begin no later than the contract anniversary coinciding with or next following the annuitant's 95th birthday (unless we agree to another date).

   Upon annuitization, any value in a guarantee period of the market value adjustment option may be subject to a market value adjustment.

   The Strategic Partners Annuity One 3 variable annuity contract offers an optional Guaranteed Minimum Income Benefit, which we describe below. Your annuity options vary depending upon whether you choose this benefit.


   Depending upon the annuity option you choose, you may incur a withdrawal charge when the income phase begins. Currently, if permitted by state law, we deduct any applicable withdrawal charge if you choose Option 1 for a period shorter than five years, Option 3, or certain other annuity options that we may make available. We do not deduct a withdrawal charge if you choose Option 1 for a period of five years or longer or Option 2. For information about withdrawal charges, see Section 8, "What Are The Expenses Associated With The Strategic Partners Annuity One 3 Contract?"


PAYMENT PROVISIONS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT


We make the income plans described below available at any time before the annuity date. These plans are called "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. If an annuity option is not selected by the annuity date, the Life Income Annuity Option (Option 2, described below) will automatically be selected unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS. IN ADDITION TO THE ANNUITY PAYMENT OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT IF YOU CHOOSE THE OPTIONAL LIFETIME FIVE INCOME BENEFIT, THERE ARE ADDITIONAL ANNUITY PAYMENT OPTIONS THAT ARE ASSOCIATED WITH THAT BENEFIT. SEE SECTION 5 OF THIS PROSPECTUS FOR ADDITIONAL DETAILS.


OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. The amount of the lump sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. The interest rate will be at least 3% a year.

OPTION 2
LIFE INCOME ANNUITY OPTION

Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate will be at least 3% a year.

   If an annuity option is not selected by the annuity date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

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OPTION 3
INTEREST PAYMENT OPTION

Under this option, we will credit interest on the adjusted contract value until you request payment of all or part of the adjusted contract value. We can make interest payments on a monthly, quarterly, semiannual, or annual basis or allow the interest to accrue on your contract assets. Under this option, we will pay you interest at an effective rate of at least 3% a year. This option is not available if you hold your contract in an IRA.

   Under this option, all gain in the annuity will be taxable as of the annuity date, however, you can withdraw part or all of the contract value that we are holding at any time.

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your annuity date.

TAX CONSIDERATIONS


If your contract is held under a tax-favored plan, you should consider the minimum distribution requirements when selecting your annuity option.


   If a contract is held in connection with "qualified" retirement plans (such as a Section 401(k) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

GUARANTEED MINIMUM INCOME BENEFIT


   The Guaranteed Minimum Income Benefit (GMIB), is an optional feature that guarantees that once the income period begins, your income payments will be no less than the GMIB protected value applied to the GMIB guaranteed annuity purchase rates. If you want the Guaranteed Minimum Income Benefit, you must elect it when you make your initial purchase payment. Once elected, the Guaranteed Minimum Income Benefit cannot be revoked. This feature may not be available in your state. You may not elect both GMIB and the Lifetime Five Income Benefit.


   The GMIB protected value is calculated daily and is equal to the GMIB roll-up until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries, or number of years since the last GMIB reset, as described below. At this point, the GMIB protected value will be increased by any subsequent invested purchase payments and reduced by the effect of withdrawals.

   The Guaranteed Minimum Income Benefit is subject to certain restrictions described below.

- The annuitant must be 75 or younger in order for you to elect the Guaranteed Minimum Income Benefit.

- If you choose the Guaranteed Minimum Income Benefit, we will impose an annual charge equal to 0.50% for contracts sold on or after January 20, 2004, or upon subsequent state approval (0.45% for all other contracts), of the average GMIB protected value described below. In some states this fee may be lower.

- Under the contract terms governing the GMIB, we can require GMIB participants to invest only in designated underlying mutual funds or can require GMIB participants to invest according to an asset allocation model.

- TO TAKE ADVANTAGE OF THE GUARANTEED MINIMUM INCOME BENEFIT, YOU MUST WAIT A CERTAIN AMOUNT OF TIME BEFORE YOU BEGIN THE INCOME PHASE. THE WAITING PERIOD IS THE PERIOD EXTENDING FROM THE CONTRACT DATE TO THE 7TH CONTRACT ANNIVERSARY BUT, IF THE GUARANTEED MINIMUM INCOME BENEFIT HAS BEEN RESET (AS DESCRIBED BELOW), THE WAITING PERIOD IS THE 7 YEAR PERIOD BEGINNING WITH THE DATE OF THE MOST RECENT RESET.

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   Once the waiting period has elapsed, you will have a 30-day period each year, beginning on the contract anniversary (or in the case of a reset, the anniversary of the most recent reset), during which you may begin the income phase with the Guaranteed Minimum Income Benefit by submitting the necessary forms in good order to the Prudential Annuity Service Center.

GMIB ROLL-UP

The GMIB roll-up is equal to the invested purchase payments (after a reset, the contract value at the time of the reset), increased daily at an effective annual interest rate of 5% starting on the date each invested purchase payment is made, until the cap is reached (GMIB roll-up cap). We will reduce this amount by the effect of withdrawals. The GMIB roll-up cap is equal to two times each invested purchase payment (for a reset, two times the sum of (1) the contract value at the time of the reset, and (2) any invested purchase payments made subsequent to the reset).

   Even if the GMIB roll-up cap has not been reached, we will nevertheless stop increasing the GMIB roll-up value by the effective annual interest rate on the latest of:

- the contract anniversary coinciding with or next following the annuitant's 80th birthday,

-  the 7th contract anniversary, or

-  7 years from the most recent GMIB reset (as described below).

   However, even if we stop increasing the GMIB roll-up value by the effective annual interest rate, we will still increase the GMIB protected value by subsequent invested purchase payments, reduced proportionally by withdrawals.


EFFECT OF WITHDRAWALS



In any contract year when the GMIB protected value is increasing at the rate of 5%, withdrawals will first reduce the GMIB protected value on a dollar-for-dollar basis, by the same dollar amount of the withdrawal up to the first 5% of GMIB protected value calculated on the contract anniversary (or, during the first contract year, on the contract date). Any withdrawals made after the dollar-for-dollar limit has been reached will proportionally reduce the GMIB protected value. We calculate the proportional reduction by dividing the contract value after the withdrawal by the contract value immediately following the withdrawal of any available dollar-for-dollar amount. The resulting percentage is multiplied by the GMIB protected value after subtracting the amount of the withdrawal that does not exceed 5%. In each contract year during which the GMIB protected value has stopped increasing at the 5% rate, withdrawals will reduce the GMIB protected value proportionally. The GMIB roll-up cap is reduced by the sum of all reductions described above.



   The following examples of dollar-for-dollar and proportional reductions assume: 1.) the contract date and the effective date of the GMIB are January 1, 2006; 2.) an initial purchase payment of $250,000; 3.) an initial GMIB protected value of $250,000; 4.) an initial 200% cap of $500,000; and 5.) an initial dollar-for-dollar limit of $12,500 (5% of $250,000):


EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION


A $10,000 withdrawal is taken on February 1, 2006 (in the first contract year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the GMIB protected value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:



- The GMIB protected value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).


- The GMIB 200% cap is reduced by the amount withdrawn (i.e., by $10,000, from $500,000 to $490,000).

- The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first contract year is also reduced by the amount withdrawn (from $12,500 to $2,500).

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS


A second $10,000 withdrawal is taken on March 1, 2006 (still within the first contract year). Immediately

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before the withdrawal, the contract value is $220,000 and the GMIB protected value is $241,941.95. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:



- The GMIB protected value is first reduced by the Remaining Limit (from $241,941.95 to $239,441.95).


-  The result is then further reduced by the ratio of A to B, where:

   - A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).


   - B is the contract value less the Remaining Limit ($220,000 - $2,500, or $217,500). The resulting GMIB protected value is: $239,441.95 X (1 - ($7,500/$217,500)), or $231,185.33.



   - The GMIB 200% cap is reduced by the sum of all reductions above ($490,000-$2,500-$8,256.62, or $479,243.38).


- The Remaining Limit is set to zero (0) for the balance of the first contract year.

EXAMPLE 3. DOLLAR-FOR-DOLLAR LIMIT IN SECOND CONTRACT YEAR


A $10,000 withdrawal is made on the first anniversary of the contract date, January 1, 2007 (second contract year). Prior to the withdrawal, the GMIB protected value is $240,837.69. The dollar-for-dollar limit is equal to 5% of this amount, or $12,041.88. As the amount withdrawn is less than the dollar-for-dollar limit:



- The GMIB protected value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,837.69 to $230,837.69).



- The GMIB 200% cap is reduced by the amount withdrawn (i.e., by $10,000, from $479,243.38 to $469,243.38).



- The Remaining Limit for the balance of the second contract year is also reduced by the amount withdrawn (from $12,041.88 to $2,041.88).


GMIB RESET FEATURE

You may elect to "reset" your GMIB protected value to equal your current contract value twice over the life of the contract. You may only exercise this reset option if the annuitant has not yet reached his or her 76th birthday. If you reset, you must wait a new 7-year period from the most recent reset to exercise the Guaranteed Minimum Income Benefit. Further, we will reset the GMIB roll-up cap to equal two times the GMIB protected value as of such date. Additionally, if you reset, we will determine the GMIB payout amount by using the GMIB guaranteed annuity purchase rates (specified in your contract) based on the number of years since the most recent reset. These purchase rates may be less advantageous than the rates that would have applied absent a reset.

PAYOUT AMOUNT

The Guaranteed Minimum Income Benefit payout amount is based on the age and sex (where applicable) of the annuitant (and, if there is one, the co-annuitant). After we first deduct a charge for any applicable premium taxes that we are required to pay, the payout amount will equal the greater of:

1) the GMIB protected value as of the date you exercise the GMIB payout option, applied to the GMIB guaranteed annuity purchase rates (which are generally less favorable than the annuity purchase rates for annuity payments not involving GMIB) and based on the annuity payout option as described below, or

2) the adjusted contract value -- that is, the value of the contract adjusted for any market value adjustment minus any charge we impose for premium taxes and withdrawal charges -- as of the date you exercise the GMIB payout option applied to the current annuity purchase rates then in use.

GMIB ANNUITY PAYOUT OPTIONS

We currently offer two Guaranteed Minimum Income Benefit annuity payout options. Each option involves payment for at least a period certain of ten years. In calculating the amount of the payments under the GMIB, we apply certain assumed interest rates, equal to 2% annually for a waiting period of 7-9 years, and 2.5% annually for a waiting period of 10 years or longer for contracts sold on or after January 20, 2004, or upon subsequent state approval (and 2.5% annually

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for a waiting period of 7-9 years, 3% annually for a waiting period of 10-14 years, and 3.5% annually for waiting periods of 15 years or longer for all other contracts).

GMIB OPTION 1
SINGLE LIFE PAYOUT OPTION

We will make monthly payments for as long as the annuitant lives, with payments for a period certain. We will stop making payments after the later of the death of the annuitant or the end of the period certain.

GMIB OPTION 2
JOINT LIFE PAYOUT OPTION

In the case of an annuitant and co-annuitant, we will make monthly payments for the joint lifetime of the annuitant and co-annuitant, with payments for a period certain. If the co-annuitant dies first, we will continue to make payments until the later of the death of the annuitant and the end of the period certain. If the annuitant dies first, we will continue to make payments until the later of the death of the co-annuitant and the end of the period certain, but if the period certain ends first, we will reduce the amount of each payment to 50% of the original amount.

   You have no right to withdraw amounts early under either GMIB payout option. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

   Because we do not impose a new waiting period for each subsequent purchase payment, if you choose the Guaranteed Minimum Income Benefit, we reserve the right to limit subsequent purchase payments if we discover that by the timing of your purchase payments, your GMIB protected value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial purchase payment and other actions that may artificially increase the GMIB protected value. Certain state laws may prevent us from limiting your subsequent purchase payments. You must exercise one of the GMIB payout options described above no later than 30 days after the contract anniversary coinciding with or next following the annuitant's attainment of age 95 (age 92 for contracts used as a funding vehicle for IRAs).

   You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event that your contract value declines significantly due to negative investment performance. If your contract value is not significantly affected by negative investment performance, it is unlikely that the purchase of GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing non-GMIB annuity payout options. Therefore, you may generate higher income payments if you were to annuitize a lower contract value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher GMIB protected value than your contract value but at the annuity purchase rates guaranteed under the GMIB.

TERMINATING THE GUARANTEED MINIMUM INCOME BENEFIT

The Guaranteed Minimum Income Benefit cannot be terminated by the owner once elected. The GMIB automatically terminates as of the date the contract is fully surrendered, on the date the death benefit is payable to your beneficiary (unless your surviving spouse elects to continue the contract), or on the date that your contract value is transferred to begin making annuity payments. The GMIB may also be terminated if you designate a new annuitant who would not be eligible to elect the GMIB based on his or her age at the time of the change.

   Upon termination of the GMIB, we will deduct the charge from your contract value for the portion of the contract year since the prior contract anniversary (or the contract date if in the first contract year).


HOW WE DETERMINE ANNUITY PAYMENTS


Generally speaking, the annuity phase of the contract involves our distributing to you in increments the value

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that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (fixed period annuities) or for the duration of the life of the annuitant (and possibly co-annuitant) (life annuities). There are certain assumptions that are common to both fixed period annuities and life annuities. In each type of annuity, we assume that the value you apply at the outset toward your annuity payments earns interest throughout the payout period. For annuity options within the GMIB, this interest rate ranges from 2% to 2.5% for contracts sold on or after January 20, 2004, or upon subsequent state approval (and 2.5% to 3.5% for all other contracts). For non-GMIB annuity options, the guaranteed minimum rate is 3%. The GMIB guaranteed annuity purchase rates in your contract depict the minimum amounts we will pay (per $1000 of adjusted contract value). If our current annuity purchase rates on the annuity date are more favorable to you than the guaranteed rates, we will make payments based on those more favorable rates.

   Other assumptions that we use for life annuities and fixed period annuities differ, as detailed in the following overview:

FIXED PERIOD ANNUITIES

Currently, we offer fixed period annuities only under the Income Appreciator Benefit and non-GMIB annuity options. Generally speaking, in determining the amount of each annuity payment under a fixed period annuity, we start with the adjusted contract value, add interest assumed to be earned over the fixed period, and divide the sum by the number of payments you have requested. The life expectancy of the annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a fixed period that exceeds life expectancy.

LIFE ANNUITIES

There are more variables that affect our calculation of life annuity payments. Most importantly, we make several assumptions about the annuitant's or co-annuitant's life expectancy, including the following:

- The Annuity 2000 Mortality Table is the starting point for our life expectancy assumptions. This table anticipates longevity of an insured population based on historical experience and reflecting anticipated experience for the year 2000.

GUARANTEED AND GMIB ANNUITY PAYMENTS

Because life expectancy has lengthened over the past few decades, and likely will increase in the future, our life annuity calculations anticipate these developments. We do this largely by making a hypothetical reduction in the age of the annuitant (or co-annuitant), in lieu of using the annuitant's (or co-annuitant's) actual age, in calculating the payment amounts. By using such a reduced age, we base our calculations on a younger person, who generally would live longer and therefore draw life annuity payments over a longer time period. Given the longer pay-out period, the payments made to the younger person would be less than those made to an older person. We make two such age adjustments:

1. First, for all annuities, we start with the age of the annuitant (or co-annuitant) on his/her most recent birthday and reduce that age by either
   (a) four years, for life annuities under the GMIB sold in contracts on or after January 20, 2004, or upon subsequent state approval or (b) two years, with respect to guaranteed payments under life annuities not involving GMIB, as well as GMIB payments under contracts not described in (a) immediately above. For the reasons explained above in this section, the four year age reduction causes a greater reduction in the amount of the annuity payments than does the two-year age reduction.

2. Second, for life annuities under both versions of GMIB as well as guaranteed payments under life annuities not involving GMIB, we make a further age reduction according to the table in your contract entitled "Translation of Adjusted Age." As indicated in the table, the further into the future the first annuity payment is, the longer we expect the person receiving those payments to live, and the more we reduce the annuitant's (or co-annuitant's) age.

CURRENT ANNUITY PAYMENTS

Immediately above, we have referenced how we determine annuity payments based on "guaranteed"

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annuity purchase rates. By "guaranteed" annuity purchase rates, we mean the minimum annuity purchase rates that are set forth in your annuity contract and thus contractually guaranteed by us. "Current" annuity purchase rates, in contrast, refer to the annuity purchase rates that we are applying to contracts that are entering the annuity phase at a given point in time. These current annuity purchase rates vary from period to period, depending on changes in interest rates and other factors. We do not guarantee any particular level of current annuity purchase rates. When calculating current annuity purchase rates, we use the actual age of the annuitant (or co-annuitant), rather than any reduced age.

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        4:

WHAT IS THE

        DEATH BENEFIT?
--------------------------------------------------------------------------------

THE DEATH BENEFIT FEATURE PROTECTS THE CONTRACT VALUE FOR THE BENEFICIARY.

BENEFICIARY


The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. Unless an irrevocable beneficiary has been named, during the accumulation period you can change the beneficiary at any time before the owner dies. However, if the contract is jointly owned, the owner must name the joint owner and the joint owner must name the owner as the beneficiary. For entity-owned contracts, we pay a death benefit upon the death of the annuitant.


CALCULATION OF THE DEATH BENEFIT


If the owner or joint owner dies during the accumulation phase, we will, upon receiving the appropriate proof of death and any other needed documentation in good order (proof of death), pay a death benefit to the beneficiary designated by the deceased owner or joint owner. If there is a sole owner and there is only one beneficiary designated who is the owner's spouse on the date of death, then the surviving spouse may continue the contract under the Spousal Continuance Benefit. If there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary on the date of death, then, at the death of the first to die, the death benefit will be paid to the surviving owner or the surviving owner may continue the contract under the Spousal Continuance Benefit.


   Upon receiving appropriate proof of death, the beneficiary will receive the greater of the following:

1) The current contract value (as of the time we receive proof of death in good order). If you have purchased the Contract With Credit, we will first deduct any credit corresponding to a purchase payment made within one year of death. We impose no market value adjustment on contract value held within the market value adjustment option when a death benefit is paid.


2) Either the base death benefit, which equals the total invested purchase payments you have made proportionally reduced by any withdrawals, or, (i) if you have chosen a Guaranteed Minimum Death Benefit (GMDB), the GMDB protected value or (ii) if you have chosen the Highest Daily Value Death Benefit, a death benefit equal to the highest daily value (computed as described below in this section).


GUARANTEED MINIMUM DEATH BENEFIT


The Guaranteed Minimum Death Benefit provides for the option to receive an enhanced death benefit upon the death of the sole owner or the first to die of the owner or joint owner during the accumulation phase. You cannot elect a GMDB option if you choose the Highest Daily Value Death Benefit.


   The GMDB protected value option can be equal to the:

-  GMDB roll-up,

-  GMDB step-up, or

-  Greater of the GMDB roll-up and the GMDB step-up.

   The GMDB protected value is calculated daily.

GMDB ROLL-UP


IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB roll-up is equal to the invested purchase payments, increased daily at an effective annual interest rate of 5% starting on the date that each invested purchase payment is made. The GMDB roll-up value will increase by subsequent invested purchase payments and reduce by the effect of withdrawals.


   We stop increasing the GMDB roll-up by the effective annual interest rate on the later of:

- the contract anniversary coinciding with or next following the sole owner's or older owner's 80th birthday, or

-  the 5th contract anniversary.

However, the GMDB protected value will still increase by subsequent invested purchase payments and reduce by the effect of withdrawals.

   Withdrawals will first reduce the GMDB protected value on a dollar-for-dollar basis up to the first 5% of

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GMDB protected value calculated on the contract anniversary (on the contract date in the first contract year), then proportionally by any amounts exceeding the 5%.


   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB roll-up is equal to the invested purchase payments, increased daily at an effective annual interest rate of 3% of all invested purchase payments, starting on the date that each invested purchase payment is made. We will increase the GMDB roll-up by subsequent invested purchase payments and reduce it by the effect of withdrawals.


   We stop increasing the GMDB roll-up by the effective annual interest rate on the 5th contract anniversary. However we will continue to reduce the GMDB protected value by the effect of withdrawals.

   Withdrawals will first reduce the GMDB protected value on a dollar-for-dollar basis up to the first 3% of GMDB protected value calculated on the contract anniversary (on the contract date in the first contract year), then proportionally by any amounts exceeding the 3%.

GMDB STEP-UP

IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments, and proportionally reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will increase by invested purchase payments and reduce proportionally by withdrawals.

   We stop increasing the GMDB step-up by any appreciation in the contract value on the later of:

- the contract anniversary coinciding with or next following the sole or older owner's 80th birthday, or

-  the 5th contract anniversary.

However, we still increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   Here is an example of a proportional reduction:

   The current contract value is $100,000 and the protected value is $80,000. The owner makes a withdrawal that reduces the contract value by 25% (including the effect of any withdrawal charges). The new protected value is $60,000, or 75% of what it was before the withdrawal.


   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary, we will adjust the GMDB step-up to the greater of the then current GMDB step-up or the contract value as of that contract anniversary. Thereafter, we will only increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.


   Special rules apply if the beneficiary is the spouse of the owner, and the contract does not have a joint owner. In that case, upon the death of the owner, the spouse will have the choice of the following:

- If the sole beneficiary under the contract is the owner's spouse, and the other requirements of the Spousal Continuance Benefit are met, then the contract can continue, and the spouse will become the new owner of the contract; or

- The spouse can receive the death benefit. A surviving spouse who is eligible for the Spousal Continuance Benefit must choose between that benefit and receiving the death benefit during the first 60 days following our receipt of proof of death.

   If ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the contract value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that contract value as a purchase payment occurring on that date.

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   Depending on applicable state law, some death benefit options may not be available or may be subject to certain restrictions under your contract.


SPECIAL RULES IF JOINT OWNERS



If the contract has an owner and a joint owner and they are spouses at the time that one dies, the Spousal Continuance Benefit may apply. If the contract has an owner and a joint owner and they are not spouses at the time one dies, we will pay the death benefit and the contract will end. Joint ownership may not be allowed in your state.



HIGHEST DAILY VALUE DEATH BENEFIT



The Highest Daily Value Death Benefit (HDV) is a feature under which the death benefit may be "stepped-up" on a daily basis to reflect increasing contract value. HDV is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The HDV is not available if you elect the Guaranteed Minimum Death Benefit. Currently, HDV can only be elected at the time you purchase your contract. Please note that you may not terminate the HDV death benefit once elected. Moreover, because this benefit may not be terminated once elected, you must, as detailed below, keep your contract value allocated to certain Prudential Series Fund asset allocation portfolios.



   Under HDV, the amount of the benefit depends on whether the "target date" is reached. The target date is reached upon the later of the contract anniversary coinciding with or next following the elder owner's (or annuitant's, if entity owned) 80th birthday or five years after the contract date. Prior to the target date, the death benefit amount is increased on any business day if the contract value on that day exceeds the most recently determined death benefit amount under this option. These possible daily adjustments cease on and after the target date, and instead adjustments are made only for purchase payments and withdrawals.



IF THE CONTRACT HAS ONE CONTRACT OWNER, the contract owner must be age 79 or less at the time the HDV is elected. If the contract has joint owners, the older owner must be age 79 or less. If there are joint owners, death of the owner refers to the first to die of the joint owners. If the contract is owned by an entity, the annuitant must be age 79 or less, and death of the contract owner refers to the death of the annuitant.



   If you elect this benefit, you must allocate your contract value to one or more of the following asset allocation portfolios of the Prudential Series Fund:
SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio.



   The HDV death benefit depends on whether death occurs before or after the Death Benefit Target Date.



IF THE CONTRACT OWNER DIES BEFORE THE DEATH BENEFIT TARGET DATE, THE DEATH BENEFIT EQUALS THE GREATER OF:



-  the base death benefit; and



-  the HDV as of the contract owner's date of death.



IF THE CONTRACT OWNER DIES ON OR AFTER THE DEATH BENEFIT TARGET DATE, THE DEATH BENEFIT EQUALS THE GREATER OF:



-  the base death benefit; and



- the HDV on the Death Benefit Target Date plus the sum of all purchase payments less the sum of all proportional withdrawals since the Death Benefit Target Date.



The amount determined by this calculation is increased by any purchase payments received after the contract owner's date of death and decreased by any proportional withdrawals since such date.



CALCULATION OF THE HIGHEST DAILY VALUE DEATH BENEFIT



EXAMPLES OF HIGHEST DAILY VALUE DEATH BENEFIT CALCULATION



The following are examples of how the HDV death benefit is calculated. Each example assumes an initial purchase payment of $50,000. Each example assumes that there is one contract owner who is age 70 on the contract date.

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EXAMPLE WITH MARKET INCREASE AND DEATH BEFORE DEATH BENEFIT TARGET DATE



Assume that the contract owner's contract value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the contract value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the contract owner has died before the Death Benefit Target Date. The death benefit is equal to the greater of HDV or the base death benefit. The death benefit would be the Highest Daily Value ($90,000) because it is greater than the amount that would have been payable under the base death benefit ($75,000).



EXAMPLE WITH WITHDRAWALS



Assume that the contract value has been increasing due to positive market performance and the contract owner made a withdrawal of $15,000 in contract year 7 when the contract value was $75,000. On the date we receive due proof of death, the contract value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth contract year. Assume as well that the contract owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the base death benefit.



Highest Daily Value = $90,000 - [$90,000 * $15,000/$75,000]



                     = $90,000 - $18,000



                     = $72,000



Base Death Benefit = max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]



                     = max [$80,000, $40,000]



                     = $80,000



                     The death benefit therefore is $80,000.



EXAMPLE WITH DEATH AFTER DEATH BENEFIT TARGET DATE



Assume that the contract owner's contract value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the contract owner dies after the Death Benefit Target Date, when the contract value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the contract owner made a purchase payment of $15,000 and later had taken a withdrawal of $5,000 when the contract value was $70,000. The death benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus purchase payments minus proportional withdrawals after the Death Benefit Target Date or the base death benefit.



Highest Daily Value = $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]



                     = $80,000 + $15,000 - $6,786



                     = $88,214



Base Death Benefit = max [$75,000, ($50,000 + $15,000) - I($50,000 + $15,000) *
$5,000/$70,000J]



                     = max [$75,000, $60,357]



                     = $75,000



                     The death benefit therefore is $88,214.


PAYOUT OPTIONS

The beneficiary may, within 60 days of providing proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

   The death benefit payout options are:

  CHOICE 1. Lump sum payment of the death benefit. If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.

  CHOICE 2. The payment of the entire death benefit within a period of 5 years from the date of death.

      The entire death benefit will include any increases or losses resulting from the performance of the variable or fixed interest rate options during this period. During this period the beneficiary may: reallocate the contract value among the variable or fixed interest rate options; name a beneficiary to receive any remaining death benefit in the event of the beneficiary's death; and make withdrawals from the contract value, in which case, any such

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   withdrawals will not be subject to any withdrawal charges. However, the beneficiary may not make any purchase payments to the contract.

      During this 5 year period, we will continue to deduct from the death benefit proceeds the charges and costs that were associated with the features and benefits of the contract. Some of these features and benefits may not be available to the beneficiary, such as Guaranteed Minimum Income Benefit.


  Choice 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the last to survive of the owner or joint owner.


      If the owner and joint owner are not spouses, any portion of the death benefit not applied under Choice 3 within one year of the date of death of the first to die must be distributed within five years of that date of death.


   The tax consequences to the beneficiary vary among the three death benefit payout options. See Section 10, "What Are The Tax Considerations Associated With The Strategic Partners Annuity One 3 Contract?"


EARNINGS APPRECIATOR BENEFIT

The Earnings Appreciator Benefit (EAB) is an optional, supplemental death benefit that provides a benefit payment upon the death of the sole owner or first to die of the owner or joint owner during the accumulation phase. Any Earnings Appreciator Benefit payment we make will be in addition to any other death benefit payment we make under the contract. This feature may not be available in your state.

   The Earnings Appreciator Benefit is designed to provide a beneficiary with additional funds when we pay a death benefit in order to defray the impact taxes may have on that payment. Because individual circumstances vary, you should consult with a qualified tax advisor to determine whether it would be appropriate for you to elect the Earnings Appreciator Benefit.


   If you want the Earnings Appreciator Benefit, you generally must elect it at the time you apply for the contract. If you elect the Earnings Appreciator Benefit, you may not later revoke it. You may, if you wish, select both the Earnings Appreciator Benefit and the Highest Daily Value Death Benefit.


   Upon our receipt of proof of death in good order, we will determine an Earnings Appreciator Benefit by multiplying the Earnings Appreciator Benefit percentage below by the lesser of: (i) the then-existing amount of earnings under the contract, or (ii) an amount equal to 3 times the sum of all purchase payments previously made under the contract.


   For purposes of computing earnings and purchase payments under the Earnings Appreciator Benefit, we calculate earnings as the difference between the contract value and the sum of all purchase payments. Withdrawals reduce earnings first, then purchase payments, on a dollar-for-dollar basis.


   EAB percentage:


-  40% if the owner is age 70 or younger on the date the application is signed.



- 25% if the owner is between ages 71 and 75 on the date the application is signed.



- 15% if the owner is between ages 76 and 79 on the date the application is signed.


   If the contract is owned jointly, the age of the older of the owner or joint owner determines the EAB percentage.

   If the surviving spouse is continuing the contract in accordance with the Spousal Continuance Benefit (See "Spousal Continuance Benefit" below), the following conditions apply:


- In calculating the Earnings Appreciator Benefit, we will use the age of the surviving spouse at the time that the Spousal Continuance Benefit is activated to determine the applicable EAB percentage.



- We will not allow the surviving spouse to continue the Earnings Appreciator Benefit (or bear the charge associated with this benefit) if he or she is age 80 or older on the date that the Spousal Continuance Benefit is activated.



- If the Earnings Appreciator Benefit is continued, we will calculate any applicable Earnings Appreciator Benefit payable upon the surviving spouse's death by treating the contract value (as adjusted under the terms of the Spousal Continuance Benefit) as the first purchase payment.

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TERMINATING THE EARNINGS APPRECIATOR BENEFIT

The Earnings Appreciator Benefit will terminate on the earliest of:


-  the date you make a total withdrawal from the contract,



- the date a death benefit is payable if the contract is not continued by the surviving spouse under the Spousal Continuance Benefit,



-  the date the contract terminates, or



-  the date you annuitize the contract.



   Upon termination of the Earnings Appreciator Benefit, we cease imposing the associated charge.


SPOUSAL CONTINUANCE BENEFIT

This benefit is available if, on the date we receive proof of the owner's death in good order, (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or (2) there are an owner and joint owner of the contract, and the joint owner is the owner's spouse and the owner's beneficiary under the contract. In no event, however, can the annuitant be older than the maximum age for annuitization on the date of the owner's death, nor can the surviving spouse be older than 95 on the date of the owner's death. Assuming the above conditions are present, the surviving spouse can elect the Spousal Continuance Benefit, but must do so no later than 60 days after furnishing proof of the owner's death in good order.

   Upon activation of the Spousal Continuance Benefit, the contract value is adjusted to equal the amount of the death benefit to which the surviving spouse would have been entitled. This contract value will serve as the basis for calculating any death benefit payable upon the death of the surviving spouse. We will allocate any increase in the adjusted contract value among the variable, fixed interest rate or market value adjustment options in the same proportions that existed immediately prior to the spousal continuance adjustment. We will waive the $1,000 minimum requirement for the market value adjustment option.

   Under the Spousal Continuance Benefit, we waive any potential withdrawal charges applicable to purchase payments made prior to activation of the Spousal Continuance Benefit. However, we will continue to impose withdrawal charges on purchase payments made after activation of this benefit. In addition, contract value allocated to the market value adjustment option will remain subject to a potential market value adjustment.

   IF YOU ELECTED THE BASE DEATH BENEFIT, then upon activation of the Spousal Continuance Benefit, we will adjust the contract value to equal the greater of:


-  the contract value, or



-  the sum of all invested purchase payments (adjusted for withdrawals),


plus the amount of any applicable Earnings Appreciator Benefit.

   IF YOU ELECTED THE GUARANTEED MINIMUM DEATH BENEFIT WITH THE GMDB ROLL-UP, we will adjust the contract value to equal the greater of:


-  the contract value, or



-  the GMDB roll-up,


plus the amount of any applicable Earnings Appreciator Benefit.

   IF YOU HAVE ELECTED THE GUARANTEED MINIMUM DEATH BENEFIT WITH THE GMDB STEP-UP, we will adjust the contract value to equal the greater of:


-  the contract value, or



-  the GMDB step-up,


plus the amount of any applicable Earnings Appreciator Benefit.

   IF YOU HAVE ELECTED THE GUARANTEED MINIMUM DEATH BENEFIT WITH THE GREATER OF THE GMDB ROLL-UP AND GMDB STEP-UP, we will adjust the contract value to equal the greatest of:


-  the contract value,



-  the GMDB roll-up, or



-  the GMDB step-up,


plus the amount of any applicable Earnings Appreciator Benefit.


   IF YOU HAVE ELECTED THE HIGHEST DAILY VALUE DEATH BENEFIT, we will adjust the contract value to equal the greater of:



-  the contract value, or



-  the Highest Daily Value,



plus the amount of any applicable Earnings Appreciator Benefit.



   After we have made the adjustment to contract value set out immediately above, we will continue to compute the GMDB roll-up and the GMDB step-up, or HDV death benefit (as applicable), under the surviving

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spousal owner's contract, and will do so in accordance with the preceding discussion in this section.


   If the contract is being continued by the surviving spouse, the attained age of the surviving spouse will be the basis used in determining the death benefit payable under the Guaranteed Minimum Death Benefit or Highest Daily Value Death Benefit provisions of the contract. The contract may not be continued upon the death of a spouse who had assumed ownership of the contract through the exercise of the Spousal Continuance Benefit.


   IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, it will be continued for the surviving spousal owner. All provisions of the Guaranteed Minimum Income Benefit (i.e., waiting period, GMIB roll-up cap, etc.) will remain the same as on the date of the owner's death. If the GMIB reset feature was never exercised, the surviving spousal owner can exercise the GMIB reset feature twice. If the original owner had previously exercised the GMIB reset feature once, the surviving spousal owner can exercise the GMIB reset once. However the surviving spouse (or new annuitant designated by the surviving spouse) must be under 76 years of age at the time of reset. If the original owner had previously exercised the GMIB reset feature twice, the surviving spousal owner may not exercise the GMIB reset at all. If the attained age of the surviving spouse at activation of the Spousal Continuance Benefit, when added to the remainder of the GMIB waiting period to be satisfied, would preclude the surviving spouse from utilizing the Guaranteed Minimum Income Benefit, we will revoke the Guaranteed Minimum Income Benefit under the contract at that time and we will no longer charge for that benefit.


   IF YOU ELECTED THE LIFETIME FIVE INCOME BENEFIT, on the owner's death, the Lifetime Five Income Benefit will end. However, if the owner's surviving spouse would be eligible to acquire the Lifetime Five Income Benefit as if he/she were a new purchaser, then the surviving spouse may elect the Lifetime Five Income Benefit under the Spousal Continuance Benefit. The surviving spouse (or new annuitant designated by the surviving spouse) must be at least 45 years of age at the time of election.


   IF YOU ELECTED THE INCOME APPRECIATOR BENEFIT, on the owner's death, the Income Appreciator Benefit will end unless the contract is continued by the owner's surviving spouse under the Spousal Continuance Benefit. If the contract is continued by the surviving spouse, we will continue to pay the balance of any Income Appreciator Benefit payments until the earliest to occur of the following: (a) the date on which 10 years' worth of IAB automatic withdrawal payments or IAB credits, as applicable, have been paid, (b) the latest date on which annuity payments would have had to have commenced had the owner not died (i.e., the contract anniversary coinciding with or next following the annuitant's 95th birthday), or (c) the contract anniversary coinciding with or next following the annuitants' surviving spouse's 95th birthday.

   If the Income Appreciator Benefit has not been in force for 7 contract years, the surviving spouse may not activate the benefit until it has been in force for 7 contract years. If the attained age of the surviving spouse at activation of the Spousal Continuance Benefit, when added to the remainder of the IAB waiting period to be satisfied, would preclude the surviving spouse from utilizing the Income Appreciator Benefit, we will revoke the Income Appreciator Benefit under the contract at that time and we will no longer charge for that benefit. If the Income Appreciator Benefit has been in force for 7 contract years or more, but the benefit has not been activated, the surviving spouse may activate the benefit at any time after the contract has been continued. If the Income Appreciator Benefit is activated after the contract is continued by the surviving spouse, the Income Appreciator Benefit calculation will exclude any amount added to the contract at the time of spousal continuance resulting from any death benefit value exceeding the contract value.

                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



        5:


WHAT IS THE LIFETIME FIVE


        INCOME BENEFIT?

--------------------------------------------------------------------------------


LIFETIME FIVE INCOME BENEFIT



The Lifetime Five Income Benefit (Lifetime Five) is an optional feature that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your contract value, subject to our rules regarding the timing and amount of withdrawals. There are two options -- one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount (than the first option) as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the Withdrawal Benefit will be zero. You do not choose between these two options; each option will continue to be available as long as the annuity has a contract value and Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the contract value is zero. The option may be appropriate if you intend to make periodic withdrawals from your contract and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals -- the guarantees are not lost if you withdraw less than the maximum allowable amount each year. Lifetime Five is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved.



   Lifetime Five is subject to certain restrictions described below.



- Currently, Lifetime Five can only be elected once each contract year, and only where the annuitant and the contract owner are the same person or, if the contract owner is an entity, where there is only one annuitant. We reserve the right to limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to contract owners who have an effective Lifetime Five Income Benefit.



-  The annuitant must be at least 45 years old when Lifetime Five is elected.



- Lifetime Five is not available if you elect the Guaranteed Minimum Income Benefit or Income Appreciator Benefit.



- As long as Lifetime Five is in effect, you must allocate your contract value to one or more of the following asset allocation portfolios of the Prudential Series Fund: SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio.



PROTECTED WITHDRAWAL VALUE



The Protected Withdrawal Value is initially used to determine the amount of each initial annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the contract following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the contract value on the date you elect Lifetime Five, plus any additional purchase payments each growing at 5% per year from the date of your election, or application of the purchase payment to your contract, as applicable, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier), (B) the contract value (before reducing the contract value by the amount of the withdrawal) as of the date of the first withdrawal from your contract, and (C) the highest contract value on each contract anniversary prior to the first withdrawal or on the first 10 contract anniversaries if earlier than the date of your first withdrawal after the benefit effective date. Each value is increased by the amount of any subsequent purchase payments.



- If you elect Lifetime Five at the time you purchase your contract, the contract value will be your initial purchase payment.



- For existing contract owners who are electing the Lifetime Five Benefit, the contract value on the date of the contract owner's election of Lifetime Five will be used to determine the initial Protected Withdrawal Value.


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- If you make additional purchase payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional purchase payment.



   You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your contract value is greater than the Protected Withdrawal Value. You are eligible to step-up the Protected Withdrawal Value on or after the 5th anniversary of the first withdrawal under Lifetime Five. The Protected Withdrawal Value can be stepped up again on or after the 5th anniversary following the preceding step-up. If you elect to step-up the Protected Withdrawal Value, and on the date you elect to step-up, the charges under Lifetime Five have changed for new purchasers, you may be subject to the new charge going forward.



   Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current contract value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your contract value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount (as described below) are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.



   The Protected Withdrawal Value is reduced each time a withdrawal is made on a "dollar-for-dollar" basis up to 7% per contract year of the Protected Withdrawal Value and on the greater of a "dollar-for-dollar" basis or a pro rata basis for withdrawals in a contract year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point, the Annual Withdrawal Amount will be zero until such time (if any) as the contract reflects a Protected Withdrawal Value (for example, due to a step-up or additional purchase payments being made into the contract).



ANNUAL INCOME AMOUNT UNDER THE LIFE INCOME BENEFIT



The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under Lifetime Five, if your cumulative withdrawals in a contract year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent contract years. If your cumulative withdrawals are in excess of the Annual Income Amount (Excess Income), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the contract value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any withdrawal charges that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up, your Annual Income Amount increases to equal 5% of your contract value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the purchase payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.



ANNUAL WITHDRAWAL AMOUNT UNDER THE WITHDRAWAL BENEFIT



The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under Lifetime Five, if your cumulative withdrawals each contract year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a "dollar-for-dollar" basis. If your cumulative withdrawals are in excess of the Annual Withdrawal


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        5:



WHAT IS THE LIFETIME FIVE INCOME BENEFIT? CONTINUED

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                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



Amount (Excess Withdrawal), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the contract value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any withdrawal charges that may apply. When you elect a step-up, your Annual Withdrawal Amount increases to equal 7% of your contract value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional purchase payments. The amount of the increase is equal to 7% of any additional purchase payments. A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.



   Lifetime Five does not affect your ability to make withdrawals under your contract or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each contract year.



- If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any contract year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent contract years.



- If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any contract year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent contract years.



   However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount or Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.



   The following examples of dollar-for-dollar and proportional reductions and the step-up of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the contract date and the effective date of Lifetime Five are February 1, 2005; 2.) an initial purchase payment of $250,000; 3.) the contract value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the contract value is equal to $263,000; and 5.) the contract value on March 1, 2011 is equal to $240,000.



   The initial Protected Withdrawal Value is calculated as the greatest of (a),
(b) and (c):



(a) Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 * 1.05(393/365) = $263,484.33



(b) Contract value on March 1, 2006 (the date of the first withdrawal) =
    $263,000



(c) Contract value on February 1, 2006 (the first contract anniversary) =
    $265,000



   Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).



EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION



If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:



- Remaining Annual Withdrawal Amount for current contract year = $18,550 - $10,000 = $8,550



-  Annual Withdrawal Amount for future contract years remains at $18,550



- Remaining Annual Income Amount for current contract year = $13,250 - $10,000 = $3,250



-  Annual Income Amount for future contract years remains at $13,250



-  Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000


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STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS



a) If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:



- Remaining Annual Withdrawal Amount for current contract year = $18,550 - $15,000 = $3,550



-  Annual Withdrawal Amount for future contract years remains at $18,550



-  Remaining Annual Income Amount for current contract year = $0



- Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future contract years.



- Reduction to Annual Income Amount = Excess Income/contract value before Excess Income * Annual Income Amount = $1,750/($263,000 - $13,250) * $13,250
   = $93



-  Annual Income Amount for future contract years = $13,250 - $93 = $13,157



-  Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000



b) If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:



-  Remaining Annual Withdrawal Amount for current contract year = $0



- Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future contract years.



- Reduction to Annual Withdrawal Amount = Excess Withdrawal/contract value before Excess Withdrawal * Annual Withdrawal Amount = $6,450/($263,000 - $18,550) * $18,550 = $489



-  Annual Withdrawal Amount for future contract years = $18,550 - $489 = $18,061



-  Remaining Annual Income Amount for current contract year = $0



- Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future contract years.



- Reduction to Annual Income Amount = Excess Income/contract value before Excess Income * Annual Income Amount = $11,750/($263,000 - $13,250) * $13,250
   = $623



-  Annual Income Amount for future contract years = $13,250 - $623 = $12,627



- Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction.



-  Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450



- Proportional reduction = Excess Withdrawal/contract value before Excess Withdrawal * Protected Withdrawal Value = $6,450/($263,000 - $18,550) * $246,450 = $6,503



-  Protected Withdrawal Value = $246,450 - max [$6,450, $6,503] = $239,947



EXAMPLE 3. STEP-UP OF THE PROTECTED WITHDRAWAL VALUE



If the Annual Income Amount ($13,250) is withdrawn each year starting on March 1, 2006 for a period of 5 years, the Protected Withdrawal Value on March 1, 2011 would be reduced to $198,750 [$265,000 - ($13,250 * 5)]. If a step-up is elected on March 1, 2011, then the following values would result:



-  Protected Withdrawal Value = contract value on March 1, 2011 = $240,000



- Annual Income Amount is equal to the greater of the current Annual Income Amount or 5% of the stepped up Protected Withdrawal Value. Current Annual Income Amount is $13,250. 5% of the stepped-up Protected Withdrawal Value is 5% of $240,000, which is $12,000. Therefore, the Annual Income Amount remains $13,250.



- Annual Withdrawal Amount is equal to the greater of the current Annual Withdrawal Amount or 7% of the stepped up Protected Withdrawal Value. Current Annual Withdrawal Amount is $18,550. 7% of the stepped-up Protected Withdrawal Value is 7% of $240,000, which is $16,800. Therefore, the Annual Withdrawal Amount remains $18,550.


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        5:



WHAT IS THE LIFETIME FIVE INCOME BENEFIT? CONTINUED

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                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



BENEFITS UNDER LIFETIME FIVE



- If your contract value is equal to zero, and the cumulative withdrawals in the current contract year are greater than the Annual Withdrawal Amount, Lifetime Five will terminate. To the extent that your contract value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Once you make this election we will make an additional payment for that contract year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the contract year, if any, depending on the option you choose. In subsequent contract years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount. You will not be able to change the option after your election and no further purchase payments will be accepted under your contract. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current contract year that reduced your contract value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your contract value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your contract value equals zero no further purchase payments will be accepted under your contract.



- If annuity payments are to begin under the terms of your contract or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent contract years or any remaining Protected Withdrawal Value, you can elect one of the following three options:



   1.  apply your contract value to any annuity option available;



   2. request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the annuitant's death; or



   3. request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the annuitant's death or the date the Protected Withdrawal Value is depleted.



   We must receive your request in a form acceptable to us at the Prudential Annuity Service Center.



- In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your contract. The amount that will be applied to provide such annuity payments will be the greater of:



   1. the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your contract; and



   2.  the contract value.



   If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.


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OTHER IMPORTANT CONSIDERATIONS



- Withdrawals under Lifetime Five are subject to all of the terms and conditions of the contract, including any withdrawal charges.



- Withdrawals made while Lifetime Five is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the contract. Lifetime Five does not directly affect the contract value or surrender value, but any withdrawal will decrease the contract value by the amount of the withdrawal (plus any applicable withdrawal charges). If you surrender your contract, you will receive the current contract value, not the Protected Withdrawal Value.



- You can make withdrawals from your contract while your contract value is greater than zero without purchasing Lifetime Five. Lifetime Five provides a guarantee that if your contract value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.



- You must allocate your contract value to one or more of the following asset allocation portfolios of the Prudential Series Fund: SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio.



ELECTION OF LIFETIME FIVE



Lifetime Five can be elected at the time you purchase your contract, or after the contract date. Elections of Lifetime Five are subject to our eligibility rules and restrictions. The contract owner's contract value as of the date of election will be used as the basis to calculate the initial Protected Withdrawal Value, the initial Annual Withdrawal Amount, and the initial Annual Income Amount.



TERMINATION OF LIFETIME FIVE



Lifetime Five terminates automatically when your Protected Withdrawal Value and Annual Income Amount reach zero. You may terminate Lifetime Five at any time by notifying us. If you terminate Lifetime Five, any guarantee provided by the benefit will terminate as of the date the termination is effective.



   Lifetime Five terminates:



-  upon your surrender of the contract,



- upon the death of the annuitant (but your surviving spouse may elect a new Lifetime Five benefit if your spouse elects the spousal continuance option and your spouse would then be eligible to elect the benefit as if he/she were a new purchaser),



- upon a change in ownership of the contract that changes the tax identification number of the contract owner, or



-  upon your election to begin receiving annuity payments.



   We cease imposing the charge for Lifetime Five upon the earliest to occur of
(i) your election to terminate the benefit, (ii) our receipt of appropriate proof of the death of the owner (or annuitant, for entity owned contracts),
(iii) the annuity date, (iv) automatic termination of the benefit due to an impermissible change of owner or annuitant, or (v) a withdrawal that causes the benefit to terminate.



ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS



If you purchase an annuity contract as an investment vehicle for "qualified" investments, including an IRA, the minimum distribution rules under the Internal Revenue Code of 1986, as amended (Code) require that you begin receiving periodic amounts from your annuity contract beginning after age 70 1/2. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any contract year that required minimum distributions due from your contract that are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the contract payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.


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                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


        6:

WHAT IS THE

        INCOME APPRECIATOR BENEFIT?
--------------------------------------------------------------------------------


INCOME APPRECIATOR BENEFIT



The Income Appreciator Benefit (IAB) is an optional, supplemental income benefit that provides an additional income amount during the accumulation period or upon annuitization. The Income Appreciator Benefit is designed to provide you with additional funds that can be used to help defray the impact taxes may have on distributions from your contract. IAB may be suitable for you in other circumstances as well, which you can discuss with your registered representative. Because individual circumstances vary, you should consult with a qualified tax advisor to determine whether it would be appropriate for you to elect the Income Appreciator Benefit.



   If you want the Income Appreciator Benefit, you generally must elect it when you make your initial purchase payment. Once you elect the Income Appreciator Benefit, you may not later revoke it.



- The annuitant must be 75 or younger in order for you to elect the Income Appreciator Benefit.



- If you choose the Income Appreciator Benefit, we will impose an annual charge equal to 0.25% of your contract value. See "What Are The Expenses Associated With The Strategic Partners Annuity One 3 Contract?" in Section 8.



ACTIVATION OF THE INCOME APPRECIATOR BENEFIT



YOU CAN ACTIVATE THE INCOME APPRECIATOR BENEFIT AT ANY TIME AFTER IT HAS BEEN IN FORCE FOR SEVEN YEARS. To activate the Income Appreciator Benefit, you must send us a written request in good order.



   Once activated, you can receive the Income Appreciator Benefit:


-  IAB OPTION 1 - at annuitization as part of an annuity payment;



- IAB OPTION 2 - during the accumulation phase through the IAB automatic withdrawal payment program; or



- IAB OPTION 3 - during the accumulation phase as an Income Appreciator Benefit credit to your contract over a 10-year period.



   Income Appreciator Benefit payments are treated as earnings and may be subject to tax upon withdrawal. See Section 10, "What Are The Tax Considerations Associated With The Strategic Partners Annuity One 3 Contract?"



   IF YOU DO NOT ACTIVATE THE BENEFIT PRIOR TO THE MAXIMUM ANNUITIZATION AGE YOU MAY LOSE ALL OR PART OF THE IAB.



CALCULATION OF THE INCOME APPRECIATOR BENEFIT



We will calculate the Income Appreciator Benefit amount as of the date we receive your written request in good order (or, for IAB Option 1, on the annuity date). We do this by multiplying the current earnings in the contract by the applicable Income Appreciator Benefit percentage based on the number of years the Income Appreciator Benefit has been in force. For purposes of calculating the Income Appreciator Benefit:



- earnings are calculated as the difference between the contract value and the sum of all purchase payments;



- earnings do not include (1) any amount added to the contract value as a result of the Spousal Continuance Benefit, or (2) if we were to permit you to elect the Income Appreciator Benefit after the contract date, any earnings accrued under the contract prior to that election;



- withdrawals reduce earnings first, then purchase payments, on a dollar-for-dollar basis;



- the table below shows the Income Appreciator Benefit percentages corresponding to the number of years the Income Appreciator Benefit has been in force.



   NUMBER OF YEARS         INCOME
 INCOME APPRECIATOR     APPRECIATOR
       BENEFIT            BENEFIT
  HAS BEEN IN FORCE      PERCENTAGE
 ------------------     -----------
         0-6                 0%
         7-9                15%
        10-14               20%
         15+                25%



IAB OPTION 1 -- INCOME APPRECIATOR BENEFIT AT ANNUITIZATION



Under this option, if you choose to activate the Income Appreciator Benefit at annuitization, we will calculate the Income Appreciator Benefit amount on the annuity


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date and add it to the adjusted contract value for purposes of determining the amount available for annuitization. You may apply this amount to any annuity or settlement option over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).



   UPON ANNUITIZATION, YOU MAY LOSE ALL OR A PORTION OF THE INCOME APPRECIATOR BENEFIT IF YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION FOR AT LEAST 15 YEARS. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.



EFFECT OF INCOME APPRECIATOR BENEFIT ON GUARANTEED MINIMUM INCOME BENEFIT



If you exercise the Guaranteed Minimum Income Benefit feature and an Income Appreciator Benefit amount remains payable under your contract, the value we use to calculate the annuity payout amount will be the greater of:



1. the adjusted contract value plus the remaining Income Appreciator Benefit amount, calculated at current IAB annuitization rates; or



2. the GMIB protected value plus the remaining Income Appreciator Benefit amount, calculated using the GMIB guaranteed annuity purchase rates shown in the contract.



   If you exercise the Guaranteed Minimum Income Benefit feature and activate the Income Appreciator Benefit at the same time, you must choose among the Guaranteed Minimum Income Benefit annuity payout options available at the time.



TERMINATING THE INCOME APPRECIATOR BENEFIT



The Income Appreciator Benefit will terminate on the earliest of:



-  the date you make a total withdrawal from the contract;



- the date a death benefit is payable if the contract is not continued by the surviving spouse under the Spousal Continuance Benefit;



- the date the Income Appreciator Benefit amount is reduced to zero (generally ten years after activation) under IAB Options 2 and 3;



-  the date of annuitization; or



-  the date the contract terminates.



   Upon termination of the Income Appreciator Benefit, we cease imposing the associated charge.



INCOME APPRECIATOR BENEFIT OPTIONS DURING THE ACCUMULATION PHASE



You may choose IAB Option 1 at annuitization, but you may instead choose IAB Options 2 or 3 during the accumulation phase of your contract. Income Appreciator Benefit payments under IAB Options 2 and 3 will begin on the same day of the month as the contract date, beginning with the next month following our receipt of your request in good order. Under IAB Options 2 and 3, you can choose to have the Income Appreciator Benefit amounts paid or credited monthly, quarterly, semi-annually, or annually.



   IAB OPTIONS 2 AND 3 INVOLVE A TEN-YEAR PAYMENT PERIOD. IF THE 10-YEAR PAYMENT PERIOD WOULD END AFTER THE ANNUITY DATE AND YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION OF AT LEAST 15 YEARS OR YOU MAKE A FULL WITHDRAWAL, YOU MAY LOSE ALL OR ANY REMAINING PORTION OF THE INCOME APPRECIATOR BENEFIT. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.



IAB OPTION 2 -- INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM



Under this option, you elect to receive the Income Appreciator Benefit during the accumulation phase. When you activate the benefit, a 10-year Income Appreciator Benefit automatic withdrawal payment program begins. We will pay you the Income Appreciator Benefit amount in equal installments over a 10 year payment period. You may combine this Income Appreciator Benefit amount with an automated withdrawal amount from your contract value, in which case each combined payment must be at least $100.



   The maximum automated withdrawal payment amount that you may receive from your contract value under this Income Appreciator Benefit program in any contract year during the 10-year period may not exceed


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WHAT IS THE INCOME APPRECIATOR BENEFIT? CONTINUED

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10% of the contract value as of the date you activate the Income Appreciator Benefit.



   Once we calculate the Income Appreciator Benefit, the amount will not be affected by changes in contract value due to the investment performance of any allocation option. Withdrawal charges may apply to automatic withdrawal payment amounts, but not to amounts attributable to the Income Appreciator Benefit.



   After the ten-year payment period has ended, if the remaining contract value is $2,000 or more, the contract will continue. If the remaining contract value is less than $2,000 after the end of the 10-year payment period, we will pay you the remaining contract value and the contract will terminate. If the contract value falls below the minimum amount required to keep the contract in force due solely to investment results before the end of the 10-year payment period, we will continue to pay the Income Appreciator Benefit amount for the remainder of the 10-year payment period.



DISCONTINUING THE INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM UNDER IAB OPTION 2



You may discontinue the Income Appreciator Benefit payment program under IAB Option 2 and activate IAB Option 3 at any time after payments have begun and before the last payment is made. We will add the remaining Income Appreciator Benefit amount to the contract value at the same frequency as your initial election until the end of the 10-year payment period. We will treat any Income Appreciator Benefit amount added to the contract value as additional earnings. Unless you direct us otherwise, we will allocate these additions to the variable investment options, fixed interest rate options, or the market value adjustment option in the same proportions as your most recent purchase payment allocation percentages.



   You may discontinue the Income Appreciator Benefit payment program under IAB Option 2 before the last payment is made and elect an annuity or settlement option. We will add the balance of the Income Appreciator Benefit amount for the 10-year payment period to the contract value in a lump sum before determining the adjusted contract value. The adjusted contract value may be applied to any annuity or settlement option that is paid over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).



IAB OPTION 3 -- INCOME APPRECIATOR BENEFIT CREDIT TO CONTRACT VALUE



Under this option, you can activate the Income Appreciator Benefit and receive the benefit as credits to your contract value over a 10-year payment period. We will allocate these Income Appreciator Benefit credits to the variable investment options, the fixed interest rate options, or the market value adjustment option in the same manner as your current allocation, unless you direct us otherwise. We will waive the $1,000 minimum requirement for the market value adjustment option. We will calculate the Income Appreciator Benefit amount on the date we receive your written request in good order. Once we have calculated the Income Appreciator Benefit, the Income Appreciator Benefit credit will not be affected by changes in contract value due to the investment performance of any allocation option.



   Before we add the last Income Appreciator Benefit credit to your contract value, you may switch to IAB Option 2 and receive the remainder of the Income Appreciator Benefit as payments to you (instead of credits to the contract value) under the Income Appreciator Benefit program for the remainder of the 10-year payment period.



   You can also request that any remaining payments in the 10-year payment period be applied to an annuity or settlement option that is paid over the lifetime of the annuitants, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).



EXCESS WITHDRAWALS



During the 10 year period under IAB options 2 or 3, an "excess withdrawal" occurs when any amount is withdrawn from your contract value in a contract year that exceeds the sum of (1) 10% of the contract value as of the date the Income Appreciator Benefit was activated plus (2) earnings since the Income Apprecia-


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tor Benefit was activated that have not been previously withdrawn.



   We will deduct the excess withdrawal on a proportional basis from the remaining Income Appreciator Benefit amount. We will then calculate and apply a new reduced Income Appreciator Benefit amount.



   Withdrawals you make in a contract year that do not exceed the sum of (1) 10% of the contract value as of the date the Income Appreciator Benefit was activated plus (2) earnings since the Income Appreciator Benefit was activated that have not been previously withdrawn do not reduce the remaining Income Appreciator Benefit amount. Additionally, if the amount withdrawn in any year is less than the excess withdrawal threshold, the difference between the amount withdrawn and the threshold can be carried over to subsequent years on a cumulative basis and withdrawn without causing a reduction to the Income Appreciator Benefit amount.



EFFECT OF TOTAL WITHDRAWAL ON INCOME APPRECIATOR BENEFIT



We will not make Income Appreciator Benefit payments after the date you make a total withdrawal of the contract surrender value.


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        7:


HOW CAN I PURCHASE A STRATEGIC PARTNERS

        ANNUITY ONE 3 CONTRACT?
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PURCHASE PAYMENTS


The initial purchase payment is the amount of money you give us to purchase the contract. The minimum initial purchase payment is $10,000. You must get our prior approval for any initial and additional purchase payment of $1,000,000 or more, unless we are prohibited under applicable state law from insisting on such prior approval. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers. (You may not make additional purchase payments if you purchase a contract issued in Massachusetts, or if you purchase a Contract With Credit issued in Pennsylvania.)


   You may purchase this contract only if the oldest of the owner, joint owner, annuitant, or co-annuitant is age 85 or younger on the contract date. Certain age limits apply to certain features and benefits described herein. No subsequent purchase payments may be made on or after the earliest of the 86th birthday of:

-  the owner,

-  the joint owner,

-  the annuitant, or

-  the co-annuitant.

   Currently, the maximum aggregate purchase payments you may make is $20 million. We limit the maximum total purchase payments in any contract year other than the first to $2 million absent our prior approval. Depending on applicable state law, other limits may apply.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your invested purchase payment among the variable or fixed interest rate options, or the market value adjustment option based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.

   When you make an additional purchase payment, it will be allocated in the same way as your most recent purchase payment, unless you tell us otherwise. Allocations to the DCA Fixed Rate Option must be no less than $2,000 and, allocations to the market value adjustment option must be no less than $1,000.

   You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.


   We generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time. Our business day may close earlier, for example if regular trading on the New York Stock Exchange closes early. Subsequent purchase payments received in good order after the close of the business day will be credited on the following business day.



   At our discretion, we may give initial and subsequent purchase payments (as well as withdrawals and transfers) received in good order by certain broker/dealers prior to the close of a business day the same treatment as they would have received had they been received at the same time at the Prudential Annuity Service Center. For more detail, talk to your registered representative.


CREDITS

If you purchase the Contract With Credit, we will add a credit amount to your contract value with each purchase payment you make. The credit amount is allocated to the variable or fixed interest rate investment options or the market value adjustment option in the same percentages as the purchase payment.

   The bonus credit that we pay with respect to any purchase payment depends on
(i) the age of the older

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of the owner or joint owner on the date on which the purchase payment is made and (ii) the amount of the purchase payment. Specifically,

- if the elder owner is 80 or younger on the date that the purchase payment is made, then we will add a bonus credit to the purchase payment equal to 4% if the purchase payment is less than $250,000; 5% if the purchase payment is equal to or greater than $250,000 but less than $1 million; or 6% if the purchase payment is $1 million or greater; and

- if the elder owner is aged 81-85 on the date that the purchase payment is made, then we will add a bonus credit equal to 3% of the amount of the purchase payment.

   Under the Contract With Credit, if the owner returns the contract during the free look period, we will recapture the bonus credits. If we pay a death benefit under the contract, we have a contractual right to take back any credit we applied within one year of the date of death.

CALCULATING CONTRACT VALUE

The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract allocated to the variable investment options, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) adding up the total amount of money allocated to a specific investment option,

2) subtracting from that amount insurance charges and any other applicable charges such as for taxes, and

3) dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment to a variable investment option, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment, plus (if you have purchased the Contract With Credit) any applicable credit, allocated to a variable investment option by the unit price of the accumulation unit for that variable investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments.

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        8:


WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

                    PARTNERS ANNUITY ONE 3 CONTRACT?
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THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. WE DESCRIBE THESE CHARGES AND EXPENSES BELOW.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract.


INSURANCE AND ADMINISTRATIVE CHARGES



Each day we make a deduction for the insurance and administrative charges. These charges cover our expenses for mortality and expense risk, administration, marketing and distribution. If you choose a Guaranteed Minimum Death Benefit option, Highest Daily Value Death Benefit option, or Lifetime Five Income Benefit option, the insurance and administrative cost also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. We also incur the risk that the death benefit amount exceeds the contract value. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs.



   We calculate the insurance and administrative charge based on the average daily value of all assets allocated to the variable investment options. These charges are not assessed against amounts allocated to the fixed interest rate options. The amount of the charge depends on the death benefit (or other) option that you choose.



   The death benefit charge is equal to:



   -  1.40% on an annual basis if you choose the base death benefit,



   - 1.65% on an annual basis if you choose either the roll-up or step-up Guaranteed Minimum Death Benefit option, (i.e., 0.25% in addition to the base death benefit charge),



   - 1.75% on an annual basis if you choose the greater of the roll-up and step-up Guaranteed Minimum Death Benefit option (i.e., 0.35% in addition to the base death benefit charge), or



   - 1.90% on an annual basis if you choose the Highest Daily Value Death Benefit (i.e., 0.50% in addition to the base death benefit charge).


   We impose an additional insurance and administrative charge of 0.10% annually (of account value attributable to the variable investment options) for the Contract With Credit.


   We impose an additional charge of 0.60% annually if you choose the Lifetime Five Income Benefit option. The 0.60% charge is in addition to the charge we impose for the applicable death benefit. Upon any reset of the amounts guaranteed under this benefit, we reserve the right to adjust the charge to that being imposed at that time for new elections of the benefit.


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   If the charges under the contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the contracts. If you choose the Contract With Credit, we will also use any profits from this charge to recoup our costs of providing the credit.


WITHDRAWAL CHARGE

A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. The amount and duration of the withdrawal charge depends on whether you choose the Contract With Credit or the Contract Without Credit. The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment being withdrawn was made. Specifically, we maintain an "age" for each purchase payment you have made by keeping track of how many contract anniversaries have passed since the purchase payment was made.

   The withdrawal charge is the percentage, shown below, of the amount withdrawn.

NUMBER OF CONTRACT
ANNIVERSARIES SINCE    CONTRACT WITH     CONTRACT WITHOUT
 THE DATE OF EACH    CREDIT WITHDRAWAL   CREDIT WITHDRAWAL
 PURCHASE PAYMENT         CHARGE              CHARGE
-------------------  -----------------   -----------------
        0                    8%                 7%
        1                    8%                 6%
        2                    8%                 5%
        3                    8%                 4%
        4                    7%                 3%
        5                    6%                 2%
        6                    5%                 1%
        7                    0%                 0%

   If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the next following contract anniversary will apply.

   If you request a withdrawal, we will deduct an amount from the contract value that is sufficient to pay the withdrawal charge, and provide you with the amount requested.

   If you request a full withdrawal, we will provide you with the full amount of the contract value after making deductions for charges.

   Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We make this "charge-free amount" available to you subject to approval of this feature in your state. We determine the charge-free amount available to you in a given contract year on the contract anniversary that begins that year. In calculating the charge-free amount, we divide purchase payments into two categories -- payments that are subject to a withdrawal charge and those that are not. We determine the charge-free amount based only on purchase payments that are subject to a withdrawal charge. The charge-free amount in a given contract year is equal to 10% of the sum of all the purchase payments subject to the withdrawal charge that you have made as of the applicable contract anniversary. During the first contract year, the charge-free amount is equal to 10% of the initial purchase payment.


   When you make a withdrawal (including a withdrawal under the optional Lifetime Five Income Benefit), we will deduct the amount of the withdrawal first from the available charge-free amount. Any excess amount will then be deducted from purchase payments in excess of the charge-free amount and subject to applicable withdrawal charges. Once you have withdrawn all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.



   If a withdrawal or transfer is taken from a market value adjustment guarantee period prior to the expiration of the rate guarantee period, we will make a market value adjustment to the withdrawal amount, including the withdrawal charge. We will then apply a withdrawal charge to the adjusted amount.


   If you choose the Contract With Credit and make a withdrawal that is subject to a withdrawal charge, we may use part of that withdrawal charge to recoup our costs of providing the credit.

   Withdrawal charges will never be greater than permitted by applicable law.

WAIVER OF WITHDRAWAL CHARGE FOR CRITICAL CARE

Except as restricted by applicable state law, we will waive all withdrawal charges and any market value adjustment upon receipt of proof that the owner or a joint owner is terminally ill, or has been confined to an eligible nursing home or eligible hospital continuously

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for at least three months after the contract date. We will also waive the contract maintenance charge if you surrender your contract in accordance with the above noted conditions. This waiver is not available if the owner has assigned ownership of the contract to someone else.

MINIMUM DISTRIBUTION REQUIREMENTS


If a withdrawal is taken from a tax qualified contract under the minimum distribution option in order to satisfy an Internal Revenue Service mandatory distribution requirement only with respect to that contract's account balance, we will waive withdrawal charges. See Section 10, "What Are The Tax Considerations Associated With The Strategic Partners Annuity One 3 Contract?"


CONTRACT MAINTENANCE CHARGE

On each contract anniversary during the accumulation phase, if your contract value is less than $75,000, we will deduct the lesser of $35 or 2% of your contract value, for administrative expenses (this fee may differ in certain states). While this is what we currently charge, we may increase this charge up to a maximum of $60. Also, we may raise the level of the contract value at which we waive this fee. The charge will be deducted proportionately from each of the contract's investment options. This same charge will also be deducted when you surrender your contract if your contract value is less than $75,000.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

We will impose an additional charge if you choose the Guaranteed Minimum Income Benefit. FOR CONTRACTS SOLD ON OR AFTER JANUARY 20, 2004, OR UPON SUBSEQUENT STATE APPROVAL, we will deduct a charge equal to 0.50% per year of the average GMIB protected value for the period the charge applies. FOR ALL OTHER CONTRACTS, this is an annual charge equal to 0.45% of the average GMIB protected value for the period the charge applies. We deduct the charge from your contract value on each of the following events:

-  each contract anniversary,

-  when you begin the income phase of the contract,

-  upon a full withdrawal, and

- upon a partial withdrawal if the remaining contract value would not be enough to cover the then applicable Guaranteed Minimum Income Benefit charge.

   If we impose this fee other than on a contract anniversary, then we will pro-rate it based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted.

   Because the charge is calculated based on the average GMIB protected value, it does not increase or decrease based on changes to the annuity's contract value due to market performance. If the GMIB protected value increases, the dollar amount of the annual charge will increase, while a decrease in the GMIB protected value will decrease the dollar amount of the charge.

   The charge is deducted annually in arrears each contract year on the contract anniversary. We deduct the amount of the charge pro-rata from the contract value allocated to the variable investment options, the fixed interest rate options, and the market value adjustment option. In some states, we may deduct the charge for the Guaranteed Minimum Income Benefit in a different manner. No market value adjustment will apply to the portion of the charge deducted from the market value adjustment option. If you surrender your contract, begin receiving annuity payments under the GMIB or any other annuity payout option we make available during a contract year, or the GMIB terminates, we will deduct the charge for the portion of the contract year since the prior contract anniversary (or the contract date if in the first contract year). Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the applicable Guaranteed Minimum Income Benefit charge, we will deduct the charge from the amount we pay you.

   THE FACT THAT WE MAY IMPOSE THE CHARGE UPON A FULL OR PARTIAL WITHDRAWAL DOES NOT IMPAIR YOUR RIGHT TO MAKE A WITHDRAWAL AT THE TIME OF YOUR CHOOSING.

   We will not impose the Guaranteed Minimum Income Benefit charge after the income phase begins.

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INCOME APPRECIATOR BENEFIT CHARGE

We will impose an additional charge if you choose the Income Appreciator Benefit. This is an annual charge equal to 0.25% of your contract value. The Income Appreciator Benefit charge is calculated:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date,

   -  upon a full or partial withdrawal, and

   -  upon a subsequent purchase payment.

   The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted.

   Although the Income Appreciator Benefit charge may be calculated more often, it is deducted only:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date,

   -  upon a full withdrawal, and

   - upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable Income Appreciator Benefit charge.

   We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

   The Income Appreciator Benefit charge is deducted from each investment option in the same proportion that the amount allocated to the investment option bears to the total contract value. No market value adjustment will apply to the portion of the charge deducted from the market value adjustment. Upon a full withdrawal, or if the contract value remaining after a partial withdrawal is not enough to cover the then-applicable Income Appreciator Benefit charge, the charge is deducted from the amount paid. The payment of the Income Appreciator Benefit charge will be deemed to be made from earnings for purposes of calculating other charges. THE FACT THAT WE MAY IMPOSE THE CHARGE UPON A FULL OR PARTIAL WITHDRAWAL DOES NOT IMPAIR YOUR RIGHT TO MAKE A WITHDRAWAL AT THE TIME OF YOUR CHOOSING.

   We do not assess this charge upon election of IAB Option 1, the completion of IAB Option 2 or 3, and upon annuitization. However, we do assess the IAB charge during the 10-year payment period contemplated by IAB Options 2 and 3. Moreover, you should realize that amounts credited to your contract value under IAB Option 3 increase the contract value, and because the IAB fee is a percentage of your contract value, the IAB fee may increase as a consequence of those additions.

EARNINGS APPRECIATOR BENEFIT CHARGE

We will impose an additional charge if you choose the Earnings Appreciator Benefit. The charge for this benefit is based on an annual rate of 0.30% of your contract value.

   We calculate the charge on each of the following events:

   -  each contract anniversary,

   -  on the annuity date,

   - upon death of the sole or first to die of the owner or joint owner prior to the annuity date,

   -  upon a full or partial withdrawal, and

   -  upon a subsequent purchase payment.

   The fee is based on the contract value at time of calculation and is pro-rated based on the portion of the contract year since the date that the Earnings Appreciator Benefit charge was last calculated.

   Although the Earnings Appreciator Benefit charge may be calculated more often, it is deducted only:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon death of the sole owner or the first to die of the owner or joint owner prior to the annuity date,

   -  upon a full withdrawal, and

   - upon a partial withdrawal if the contract value remaining after the partial withdrawal is not enough to cover the then applicable charge.

   We withdraw this charge from each investment option (including each guarantee period) in the same proportion that the amount allocated to the investment

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         PARTNERS ANNUITY ONE 3 CONTRACT? CONTINUED
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option bears to the total contract value. Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the then-applicable Earnings Appreciator Benefit charge, we will deduct the charge from the amount we pay you. We will deem the payment of the Earnings Appreciator Benefit charge as made from earnings for purposes of calculating other charges.


TAXES ATTRIBUTABLE TO PREMIUM


There may be federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a charge against the value of the contract to pay some or all of these taxes. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax on us, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract (contract date). If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. We have the right to increase this fee up to a maximum of $30 per transfer, but we have no current plans to do so. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made.

COMPANY TAXES


We pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.



   In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.


UNDERLYING MUTUAL FUND FEES


When you allocate a purchase payment or a transfer to the variable investment options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2004, the fees of these funds ranged on an annual basis from 0.38% to 1.30% of fund assets (these fees reflect the effect of expense reimbursements or waivers, which may terminate at any time). For additional information about these fund fees, please consult the prospectuses for the funds.


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        9:


HOW CAN I

        ACCESS MY MONEY?
--------------------------------------------------------------------------------

YOU CAN ACCESS YOUR MONEY BY:

-  MAKING A WITHDRAWAL (EITHER PARTIAL OR FULL); OR

-  CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

WITHDRAWALS DURING THE ACCUMULATION PHASE

When you make a full withdrawal, you will receive the value of your contract minus any applicable charges and fees. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

   Unless you tell us otherwise, any partial withdrawal and related withdrawal charges will be taken proportionately from all of the investment options you have selected. The minimum contract value that must remain in order to keep the contract in force after a withdrawal is $2,000. If you request a withdrawal amount that would reduce the contract value below this minimum, we will withdraw the maximum amount available that, with the withdrawal charge, would not reduce the contract value below such minimum.

   With respect to the variable investment options, we will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order. We will deduct applicable charges, if any, from the assets in your contract.

   With respect to the market value adjustment option, you may specify the guarantee period from which you would like to make a withdrawal. If you indicate that the withdrawal is to originate from the market value adjustment option, but you do not specify which guarantee period is to be involved, then we will take the withdrawal from the guarantee period that has the least time remaining until its maturity date. If you indicate that you wish to make a withdrawal, but do not specify the investment options to be involved, then we will take the withdrawal from your contract value on a pro rata basis from each investment option that you have. In that situation, we will aggregate the contract value in each of the guarantee periods that you have within the market value adjustment option for purposes of making that pro rata calculation. The portion of the withdrawal associated with the market value adjustment option then will be taken from the guarantee periods with the least amount of time remaining until the maturity date, irrespective of the original length of the guarantee period. You should be aware that a withdrawal may avoid a withdrawal charge based on the charge-free amount that we allow, yet still be subject to a market value adjustment.


   INCOME TAXES, TAX PENALTIES, AND CERTAIN RESTRICTIONS ALSO MAY APPLY TO ANY WITHDRAWAL. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 10.


AUTOMATED WITHDRAWALS


We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual, or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options (other than a guarantee period within the market value adjustment option). The minimum automated withdrawal amount you can make is generally $100. An assignment of the contract terminates any automated withdrawal program that you had in effect.



   INCOME TAXES, TAX PENALTIES, WITHDRAWAL CHARGES, AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 10.



SUSPENSION OF PAYMENTS OR TRANSFERS


The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

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- An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or

- The SEC, by order, permits suspension or postponement of payments for the protection of owners.

   We expect to pay the amount of any withdrawal or process any transfer made from the fixed interest rate options promptly upon request.

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        10:


WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

                    PARTNERS ANNUITY ONE 3 CONTRACT?
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The tax considerations associated with the Strategic Partners Annuity One 3 contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan (including contracts held by a non-natural person, such as a trust, acting as an agent for a natural person), or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.

   This contract may also be purchased as a non-qualified annuity (i.e., a contract not held under a tax-favored retirement plan) by a trust or custodial IRA or 403(b) account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s, as applicable, are the responsibility of the applicable trustee or custodian.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

   It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract such as the Guaranteed Minimum Death Benefit, should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for these benefits could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

   If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal. Also, if you elect the interest payment option that we may offer, that election will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

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TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty); or

- the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035

Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If the annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. (See "Federal Tax Status" in the Statement of Additional Information).

   Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

TAXES PAYABLE BY BENEFICIARIES

The death benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the death benefit, as determined under federal law, is also included in the owner's estate.

   Generally, the same tax rules described above would also apply to amounts received by your beneficiary.

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Choosing any option other than a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.

   Tax consequences to the beneficiary vary among the death benefit payment options.

-  Choice 1:  The beneficiary is taxed on earnings in the contract.

- Choice 2: The beneficiary is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).

- Choice 3: The beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

REPORTING AND WITHHOLDING ON DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the CONTRACTS HELD BY TAX FAVORED PLANS section below for a discussion regarding withholding rules for tax favored plans (for example, an IRA).

   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION

   Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the variable investment options of the annuity contract must be diversified, according to certain rules. We believe these diversification rules will be met.

   An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines may have on transfers between the investment options offered pursuant to this prospectus. We will take any action, including modifications to your contract or the investment options, required to comply with such guidelines if promulgated.

   Please refer to the Statement of Additional Information for further information on these diversification and investor control issues.

   Required Distributions Upon Your Death. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

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   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if a periodic payment option is selected by your designated beneficiary and if such payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

   If the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

   Changes In The Contract. We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans.

   Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Code. This description assumes that you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

TYPES OF TAX FAVORED PLANS


   IRAs. If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement," attached to this prospectus, contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount your contract is worth, if greater), less any applicable federal and state income tax withholding.



   Contributions Limits/Rollovers. Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. For 2005, the limit is $4,000, increasing to $5,000 in 2008. After 2008, the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500, increasing to $1,000 in 2006 and years thereafter. The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for


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distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan into another Section 401(a) plan.

   Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

-  You cannot sell, assign or pledge the contract, other than to Pruco Life;

- The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

- The date on which annuity payments must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70 1/2; and


-  Death and annuity payments must meet "minimum distribution requirements".


   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:


-  A 10% "early distribution penalty";


- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or


-  Failure to take a minimum distribution.


   Roth IRAs. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements:
   (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or
   (d) for a qualified first time homebuyer distribution within the meaning of
   Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA; and

- If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA, you may only purchase a contract for a Roth IRA in connection with a "rollover" or "conversion" of amounts of another traditional IRA, conduit IRA, or Roth IRA. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to a Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This

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conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.


   Effective in 2006, in accordance with recent changes in laws and regulations, required minimum distributions will be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.



   You can use the minimum distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will distribute to you this minimum distribution amount, less any other partial withdrawals that you made during the year.


   Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA or Roth IRA before you attain age 59 1/2.

   Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled; or

- the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.).

   Other exceptions to this tax may apply. You should consult your tax advisor for further details.

WITHHOLDING

Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with three exemptions; and

-  For all other distributions, we will withhold at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are

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liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.


   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under Section 8, "What Are The Expenses Associated With The Strategic Partners Annuity One 3 Contract?"



   Information about sales representatives and commissions may be found under "Other Information" and "Sale And Distribution Of The Contract" in Section 11.


   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

ADDITIONAL INFORMATION


For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement," attached to this prospectus.


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        11:


OTHER

        INFORMATION
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PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York.

   Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the contract.


   Pruco Life publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life that is annually audited by independent accountants. Pruco's Life annual report for the year ended December 31, 2004, together with subsequent periodic reports that Pruco Life files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Pruco Life annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at the address or telephone number listed on the cover. The SEC file number for Pruco Life is 33-37587. You may read and copy any filings made by Pruco Life with the SEC at the SEC's Public Reference Room at 450 Fifth Street, Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.


THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life Flexible Premium Variable Annuity Account (separate account), to hold the assets that are associated with the variable annuity contracts. The separate account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

SALE AND DISTRIBUTION OF THE CONTRACT


Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of annuity contracts and life insurance products we offer.



   PIMS's principal business address is 100 Mulberry Street, Newark, New Jersey 07102-4077. PIMS is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the National Association of Securities Dealers, Inc. (NASD).



   The contract is offered on a continuous basis. PIMS enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the contract but are exempt from registration (firms). Applications for the contract are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the contract directly to potential purchasers.



   Commissions are paid to firms on sales of the contract according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her


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firm. Commissions are generally based on a percentage of purchase payments made, up to a maximum of 8%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of contract value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the contract. Commissions and other compensation paid in relation to the contract do not result in any additional charge to you or to the separate account.



   In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the contract on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the contract's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PIMS. A list of firms that PIMS paid pursuant to such arrangements is provided in the Statement of Additional Information which is available upon request.



   To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.



   You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.


LITIGATION


Pruco Life is subject to legal and regulatory actions in the ordinary course of its businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to Pruco Life and that are typical of the businesses in which Pruco Life operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We may also be subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.



   Pruco Life has received formal requests for information relating to its variable annuity business and unregistered separate accounts from regulators, including, among others, the Securities and Exchange Commission and the State of New York Attorney General's Office. Pruco Life is cooperating with all such inquiries.



   Pruco Life's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life in a particular quarterly or annual period could be materially


--------------------------------------------------------------------------------

        11:


OTHER INFORMATION CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



affected by an ultimate unfavorable resolution of litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life's financial position.



ASSIGNMENT



In general, you can assign the contract at any time during your lifetime. If you do so, we will reset the death benefit to equal the contract value on the date the assignment occurs. For details, see Section 4, "What Is The Death Benefit?" We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event. If you assign the contract, that assignment will result in the termination of any automated withdrawal program that had been in effect. If the new owner wants to re-institute an automated withdrawal program, then he/she needs to submit the forms that we require, in good order.


   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

FINANCIAL STATEMENTS

The financial statements of the separate account and Pruco Life, the co-issuer of the Strategic Partners Annuity One 3 contract, are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Principal Underwriter


-  Payments Made to Promote Sale of Our Products


-  Allocation of Initial Purchase Payment

-  Determination of Accumulation Unit Values

-  Federal Tax Status

-  State Specific Variations


-  Financial Statements


HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contract owner that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling (877) 778-5008.

--------------------------------------------------------------------------------
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                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


MARKET-VALUE
        ADJUSTMENT FORMULA
--------------------------------------------------------------------------------

MARKET-VALUE ADJUSTMENT FORMULA

GENERAL FORMULA

The formula under which Pruco Life calculates the market value adjustment applicable to a full or partial surrender, annuitization, or settlement under the market value adjustment option is set forth below. The market value adjustment is expressed as a multiplier factor. That is, the Contract Value after the market value adjustment ("MVA"), but before any withdrawal charge, is as follows: Contract Value (after MVA) = Contract Value (before MVA) X (1 +
MVA). The MVA itself is calculated as follows:
                              1 + I
                  MVA = [(-------------) to the N/12 power] -1
                          1 + J + .0025

where:  I   =    the guaranteed credited interest rate
                 (annual effective) for the given
                 contract at the time of withdrawal or
                 annuitization or settlement.
        J   =    the current credited interest rate
                 offered on new money at the time of
                 withdrawal or annuitization or
                 settlement for a guarantee period of
                 equal length to the number of whole
                 years remaining in the Contract's
                 current guarantee period plus one
                 year.
        N   =    equals the remaining number of months
                 in the contract's current guarantee
                 period (rounded up) at the time of
                 withdrawal or annuitization or
                 settlement.

PENNSYLVANIA FORMULA

We use the same MVA formula with respect to contracts issued in Pennsylvania as the general formula, except that "J" in the formula above uses an interpolated rate as the current credited interest rate. Specifically, "J" is the interpolated current credited interest rate offered on new money at the time of withdrawal, annuitization, or settlement. The interpolated value is calculated using the following formula:

            m/365 X (n + 1) year rate + (365 - m)/365 X n year rate,

where "n" equals the number of whole years remaining in the Contract's current guarantee period, and "m" equals the number of days remaining in year "n" of the current guarantee period.

INDIANA FORMULA

We use the following MVA formula for contracts issued in Indiana:
                              1 + I
                   MVA = [(-----------) to the N/12 power] -1
                               1 + J

The variables I, J and N retain the same definitions as the general formula.

MARKET VALUE ADJUSTMENT EXAMPLE

(ALL STATES EXCEPT INDIANA AND PENNSYLVANIA)

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment


- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2005 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2007. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.



- On May 1, 2007 the interest rate declared by Pruco Life for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.


The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  5% (0.05)

    The MVA factor calculation would be: [(1.06)/(1.05 + 0.0025)]to the (38/12) power -1 = 0.02274

2) Multiply the Contract Value by the factor calculated in Step 1.

                          $11,127.11 X 0.02274 = $253.03

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                         $11,127.11 + $253.03 = $11,380.14

--------------------------------------------------------------------------------

MARKET-VALUE ADJUSTMENT FORMULA CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


The MVA may not always be positive. Here is an example where it is negative.


- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2005 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2007. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.



- On May 1, 2007 the interest rate declared by Pruco Life for a guarantee period of 4 years (the number of whole years remaining plus 1) is 7%.


The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  7% (0.07)

   The MVA factor calculation would be: [(1.06)/(1.07 + 0.0025)] to the (38/12) power -1 = -0.03644

2) Multiply the Contract Value by the factor calculated in Step 1.

                        $11,127.11 X (-0.03644) = -$405.47

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                       $11,127.11 + (-$405.47) = $10,721.64

MARKET VALUE ADJUSTMENT EXAMPLE

(PENNSYLVANIA)

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment


- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2005 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2007. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.



- On May 1, 2007 the interest rate declared by Pruco Life for a guarantee period of 3 years (the number of whole years remaining) is 4%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.


The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.05] + [((365-61)/365) X 0.04] =
         0.0417


   The MVA factor calculation would be: [(1.06)/(1.0417 + 0.0025)] to the (38/12) power -1 = 0.04871


2) Multiply the Contract Value by the factor calculated in Step 1.


                          $11,127.11 X 0.04871 = $542.00


3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.


                         $11,127.11 + $542.00 = $11,669.11


The MVA may not always be positive. Here is an example where it is negative.


- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2005 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2007. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.



- On May 1, 2007 the interest rate declared by Pruco Life for a guarantee period of 3 years (the number of whole years remaining) is 7%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 8%.


The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.08] + [((365 - 61)/365) X 0.07] =
         0.0717


   The MVA factor calculation would be: [(1.06)/(1.0717 + 0.0025)] to the (38/12) power -1 = -0.04126


2) Multiply the Contract Value by the factor calculated in Step 1.


                        $11,127.11 X (-0.04126) = -$459.10


--------------------------------------------------------------------------------
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                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.


                       $11,127.11 + (-$459.10) = $10,668.01


MARKET VALUE ADJUSTMENT EXAMPLE

(INDIANA)

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment


- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2005 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2007. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.



- On May 1, 2007 the interest rate declared by Pruco Life for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.


The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  5% (0.05)

The MVA factor calculation would be: [(1.06)/(1.05)] to the (38/12) power -1 = 0.03047

2) Multiply the Contract Value by the factor calculated in Step 1.

                          $11,127.11 x 0.03047 = $339.04

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                         $11,127.11 + $339.04 = $11,466.15

The MVA may not always be positive. Here is an example where it is negative.


- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2005 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2007. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.



- On May 1, 2007 the interest rate declared by Pruco Life for a guarantee period of 4 years (the number of whole years remaining plus 1) is 7%.


The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  7% (0.07)

    The MVA factor calculation would be: [(1.06)/(1.07)] to the (38/12) power -1 = -0.02930

2) Multiply the Contract Value by the factor calculated in Step 1.

                        $11,127.11 X (-0.02930) = -$326.02

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                       $11,127.11 + (-$326.02) = $10,801.09

--------------------------------------------------------------------------------

                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


         APPENDIX A

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


As we have indicated throughout this prospectus, the Strategic Partners Annuity One 3 Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge, by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176.



   The portfolio names shown for the corresponding unit values are as of December 31, 2004. For a complete list of the current portfolio names, see
Section 2, "What Investment Options Can I Choose?"


--------------------------------------------------------------------------------
 92

                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11


ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------



ACCUMULATION UNIT VALUES: (BASE DEATH BENEFIT 1.40)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $1.01724                  $1.24006                     2,381,401
         1/1/2004 to 12/31/2004............          $1.24006                  $1.34066                     4,524,803

PRUDENTIAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $1.01834                  $1.25778                     1,368,678
         1/1/2004 to 12/31/2004............          $1.25778                  $1.36350                     2,684,031

PRUDENTIAL GLOBAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $1.00588                  $1.28481                       805,296
         1/1/2004 to 12/31/2004............          $1.28481                  $1.38861                     1,508,350

PRUDENTIAL MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $0.99970                  $0.99449                     2,049,651
         1/1/2004 to 12/31/2004............          $0.99449                  $0.99063                     2,305,599

PRUDENTIAL STOCK INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $1.02199                  $1.22414                     3,356,056
         1/1/2004 to 12/31/2004............          $1.22414                  $1.33335                     6,275,540

PRUDENTIAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $1.02526                  $1.22392                       900,360
         1/1/2004 to 12/31/2004............          $1.22392                  $1.40386                     2,404,499

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $1.01313                  $1.27916                     1,545,924
         1/1/2004 to 12/31/2004............          $1.27916                  $1.44765                     4,414,881

SP AIM AGGRESSIVE GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $1.01134                  $1.22149                       436,202
         1/1/2004 to 12/31/2004............          $1.22149                  $1.34749                       936,271

SP AIM CORE EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $1.01232                  $1.19626                       301,134
         1/1/2004 to 12/31/2004............          $1.19626                  $1.28343                       837,364

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $1.01908                  $1.17938                     1,236,101
         1/1/2004 to 12/31/2004............          $1.17938                  $1.23406                     2,216,249

SP BALANCED ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $1.00979                  $1.19393                    12,267,993
         1/1/2004 to 12/31/2004............          $1.19393                  $1.30793                    26,018,065

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $1.00745                  $1.13654                     7,810,706
         1/1/2004 to 12/31/2004............          $1.13654                  $1.22048                    20,504,877



* DATE THAT THE ANNUITY WAS FIRST OFFERED.                                             THIS CHART CONTINUES ON THE NEXT PAGE
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



ACCUMULATION UNIT VALUES (CONTINUED):
(BASE DEATH BENEFIT 1.40)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP DAVIS VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $1.00887                  $1.24835                     3,564,458
         1/1/2004 to 12/31/2004............          $1.24835                  $1.38531                     6,407,256

SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $1.01511                  $1.29026                     2,793,324
         1/1/2004 to 12/31/2004............          $1.29026                  $1.53570                     6,372,012

SP GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $1.01135                  $1.23975                     7,383,151
         1/1/2004 to 12/31/2004............          $1.23975                  $1.38211                    19,325,934

SP LARGE CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $1.02725                  $1.21457                     1,098,747
         1/1/2004 to 12/31/2004............          $1.21457                  $1.41041                     1,973,944

SP LSV INTERNATIONAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $1.01281                  $1.23393                     1,148,393
         1/1/2004 to 12/31/2004............          $1.23393                  $1.40924                     2,233,253

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $1.02112                  $1.20717                       455,643
         1/1/2004 to 12/31/2004............          $1.20717                  $1.33789                       972,645

SP MID CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $1.00463                  $1.33928                       846,352
         1/1/2004 to 12/31/2004............          $1.33928                  $1.57888                     2,103,385

SP PIMCO HIGH YIELD PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $1.00530                  $1.19841                     3,514,084
         1/1/2004 to 12/31/2004............          $1.19841                  $1.29196                     7,294,050

SP PIMCO TOTAL RETURN PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $1.00076                  $1.04684                     9,081,987
         1/1/2004 to 12/31/2004............          $1.04684                  $1.08689                    15,192,943

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $1.01864                  $1.36653                     1,350,535
         1/1/2004 to 12/31/2004............          $1.36653                  $1.63587                     2,782,102

SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $1.01406                  $1.30191                       453,998
         1/1/2004 to 12/31/2004............          $1.30191                  $1.27212                     1,180,076

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $1.01518                  $1.19388                       620,221
         1/1/2004 to 12/31/2004............          $1.19388                  $1.30209                       976,074



* DATE THAT THE ANNUITY WAS FIRST OFFERED.                                             THIS CHART CONTINUES ON THE NEXT PAGE
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 94

--------------------------------------------------------------------------------

                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



ACCUMULATION UNIT VALUES (CONTINUED):
(BASE DEATH BENEFIT 1.40)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $1.03407                  $1.34037                       281,067
         1/1/2004 to 12/31/2004............          $1.34037                  $1.32188                       625,708

SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $1.01151                  $1.35112                       959,373
         1/1/2004 to 12/31/2004............          $1.35112                  $1.55290                     1,816,111

JANUS ASPEN SERIES -- GROWTH PORTFOLIO -- SERVICE SHARES
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $1.02245                  $1.24622                       208,132
         1/1/2004 to 12/31/2004............          $1.24622                  $1.28061                       415,826




* DATE THAT THE ANNUITY WAS FIRST OFFERED.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



ACCUMULATION UNIT VALUES:
(GREATER OF ROLL-UP AND STEP-UP GMDB AND CONTRACT WITH CREDIT 1.85)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $ 1.01721                 $ 1.23477                    7,912,908
         1/1/2004 to 12/31/2004............          $ 1.23477                 $ 1.32919                   13,436,947

PRUDENTIAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $ 1.01830                 $ 1.25211                    3,449,281
         1/1/2004 to 12/31/2004............          $ 1.25211                 $ 1.35138                    7,144,999

PRUDENTIAL GLOBAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $ 1.00585                 $ 1.27928                    1,880,748
         1/1/2004 to 12/31/2004............          $ 1.27928                 $ 1.37645                    4,088,410

PRUDENTIAL MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $ 0.99993                 $ 0.99008                    4,740,923
         1/1/2004 to 12/31/2004............          $ 0.99008                 $ 0.98200                    9,164,991

PRUDENTIAL STOCK INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $ 1.02196                 $ 1.21877                   15,302,286
         1/1/2004 to 12/31/2004............          $ 1.21877                 $ 1.32170                   29,070,956

PRUDENTIAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $ 1.02522                 $ 1.21867                    3,460,913
         1/1/2004 to 12/31/2004............          $ 1.21867                 $ 1.39160                    7,853,002

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $ 1.01309                 $ 1.27356                    6,167,864
         1/1/2004 to 12/31/2004............          $ 1.27356                 $ 1.43488                   17,122,796

SP AIM AGGRESSIVE GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $ 1.01130                 $ 1.21618                    1,561,412
         1/1/2004 to 12/31/2004............          $ 1.21618                 $ 1.33573                    2,836,670

SP AIM CORE EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $ 1.01228                 $ 1.19096                      790,191
         1/1/2004 to 12/31/2004............          $ 1.19096                 $ 1.27217                    2,254,153

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $ 1.01904                 $ 1.17423                    3,090,700
         1/1/2004 to 12/31/2004............          $ 1.17423                 $ 1.22313                    5,297,964

SP BALANCED ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $ 1.00975                 $ 1.18869                   47,305,493
         1/1/2004 to 12/31/2004............          $ 1.18869                 $ 1.29657                  105,677,208



* DATE THAT THE ANNUITY WAS FIRST OFFERED.                                             THIS CHART CONTINUES ON THE NEXT PAGE
------------------------------------------------------------------------------------------------------------------------------

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                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



ACCUMULATION UNIT VALUES (CONTINUED):
(GREATER OF ROLL-UP AND STEP-UP GMDB AND CONTRACT WITH CREDIT 1.85)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $ 1.00741                 $ 1.13146                   22,991,929
         1/1/2004 to 12/31/2004............          $ 1.13146                 $ 1.20965                   48,089,133

SP DAVIS VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $ 1.00884                 $ 1.24312                    9,765,567
         1/1/2004 to 12/31/2004............          $ 1.24312                 $ 1.37343                   18,672,074

SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $ 1.01508                 $ 1.28460                    8,900,299
         1/1/2004 to 12/31/2004............          $ 1.28460                 $ 1.52212                   17,792,049

SP GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $ 1.01131                 $ 1.23434                   39,541,643
         1/1/2004 to 12/31/2004............          $ 1.23434                 $ 1.37008                   96,333,323

SP LARGE CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $ 1.02721                 $ 1.20922                    3,158,789
         1/1/2004 to 12/31/2004............          $ 1.20922                 $ 1.39807                    5,735,919

SP LSV INTERNATIONAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $ 1.01277                 $ 1.22851                    3,172,821
         1/1/2004 to 12/31/2004............          $ 1.22851                 $ 1.39687                    5,858,191

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $ 1.02108                 $ 1.20192                    1,080,405
         1/1/2004 to 12/31/2004............          $ 1.20192                 $ 1.32630                    2,002,257

SP MID CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $ 1.00459                 $ 1.33337                    3,770,679
         1/1/2004 to 12/31/2004............          $ 1.33337                 $ 1.56511                    7,688,437

SP PIMCO HIGH YIELD PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $ 1.00526                 $ 1.19293                    9,624,581
         1/1/2004 to 12/31/2004............          $ 1.19293                 $ 1.28056                   17,971,925

SP PIMCO TOTAL RETURN PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $ 1.00073                 $ 1.04222                   17,952,432
         1/1/2004 to 12/31/2004............          $ 1.04222                 $ 1.07746                   31,809,299

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $ 1.01860                 $ 1.36051                    4,878,831
         1/1/2004 to 12/31/2004............          $ 1.36051                 $ 1.62154                    9,121,172

SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $ 1.01402                 $ 1.29612                    1,566,777
         1/1/2004 to 12/31/2004............          $ 1.29612                 $ 1.26084                    4,093,967

* DATE THAT THE ANNUITY WAS FIRST OFFERED.                                             THIS CHART CONTINUES ON THE NEXT PAGE
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         PART II

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-11



ACCUMULATION UNIT VALUES (CONTINUED):
(GREATER OF ROLL-UP AND STEP-UP GMDB AND CONTRACT WITH CREDIT 1.85)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $ 1.01515                 $ 1.18852                      855,905
         1/1/2004 to 12/31/2004............          $ 1.18852                 $ 1.29034                    1,801,016

SP TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $ 1.03404                 $ 1.33452                    1,534,324
         1/1/2004 to 12/31/2004............          $ 1.33452                 $ 1.31015                    3,524,469

SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $ 1.01148                 $ 1.34511                    2,468,449
         1/1/2004 to 12/31/2004............          $ 1.34511                 $ 1.53919                    6,074,161

JANUS ASPEN SERIES -- GROWTH PORTFOLIO -- SERVICE SHARES
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003...........          $ 1.02241                 $ 1.24068                      998,406
         1/1/2004 to 12/31/2004............          $ 1.24068                 $ 1.26938                    2,453,968



* DATE THAT THE ANNUITY WAS FIRST OFFERED.

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PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE ANNUITY DESCRIBED IN PROSPECTUS ORD01142 (05/2005).


           ---------------------------------------------------------

                               (print your name)


           ---------------------------------------------------------

                                   (address)


           ---------------------------------------------------------

                             (city/state/zip code)



                                MAILING ADDRESS:



                       PRUDENTIAL ANNUITY SERVICE CENTER


                                 P.O. Box 7960


                             Philadelphia, PA 19176

ORD01142

STRATEGIC PARTNERS(SM)
PLUS 3
VARIABLE ANNUITY
--------------------------------------------------------------------------------

PROSPECTUS: MAY 2, 2005



THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE) AND THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT. PRUCO LIFE OFFERS SEVERAL DIFFERENT ANNUITIES WHICH YOUR REPRESENTATIVE MAY BE AUTHORIZED TO OFFER TO YOU. EACH ANNUITY HAS DIFFERENT FEATURES AND BENEFITS THAT MAY BE APPROPRIATE FOR YOU BASED ON YOUR FINANCIAL SITUATION, YOUR AGE AND HOW YOU INTEND TO USE THE ANNUITY. THE DIFFERENT FEATURES AND BENEFITS INCLUDE VARIATIONS IN DEATH BENEFIT PROTECTION, AND THE ABILITY TO ACCESS YOUR ANNUITY'S CONTRACT VALUE. THE FEES AND CHARGES UNDER THE ANNUITY CONTRACT AND THE COMPENSATION PAID TO YOUR REPRESENTATIVE MAY ALSO BE DIFFERENT BETWEEN EACH ANNUITY. IF YOU ARE PURCHASING THE CONTRACT AS A REPLACEMENT FOR EXISTING VARIABLE ANNUITY OR VARIABLE LIFE COVERAGE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, ANY SURRENDER OR PENALTY CHARGES YOU MAY INCUR WHEN REPLACING YOUR EXISTING COVERAGE. PRUCO LIFE IS A WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.


THE FUNDS
------------------------------------------------------------

Strategic Partners Plus 3 offers a wide variety of investment choices, including variable investment options that invest in underlying mutual funds. Currently, portfolios of the following underlying mutual funds are being offered: The Prudential Series Fund, Inc., American Skandia Trust, Evergreen Variable Annuity Trust, Gartmore Variable Insurance Trust, and Janus Aspen Series.


   You may choose between two basic versions of Strategic Partners Plus 3. One version, the Contract With Credit, provides for a bonus credit that we add to each purchase payment you make. If you choose this version of Strategic Partners Plus 3, some charges and expenses may be higher than if you choose the version without the credit. Those higher charges could exceed the amount of the credit under some circumstances, particularly if you withdraw purchase payments within a few years of making those purchase payments.


PLEASE READ THIS PROSPECTUS
------------------------------------------------------------

Please read this prospectus before purchasing a Strategic Partners Plus 3 variable annuity contract, and keep it for future reference. The current prospectuses for the underlying mutual funds contain important information about the mutual funds. When you invest in a variable investment option that is funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. The Risk Factors section relating to the market value adjustment option appears in the Summary.


TO LEARN MORE ABOUT STRATEGIC PARTNERS PLUS 3
------------------------------------------------------------

To learn more about the Strategic Partners Plus 3 variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 2, 2005. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. Pruco Life also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's offices, and can also be obtained from the SEC's Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549-0102. (See SEC file numbers 333-37728 and 333-103474) You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. The SEC maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Plus 3 SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is set forth in Section 11 of this prospectus.


   For a free copy of the SAI, call us at (888) PRU-2888, or write to us at Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176.


THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS PLUS 3 IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


STRATEGIC PARTNERS(SM) IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA                                                                 ORD01142

CONTENTS
--------------------------------------------------------------------------------


                                       PART I: STRATEGIC PARTNERS PLUS 3 PROSPECTUS
                                       -------------------------------------------------

                                       SUMMARY
                                       -------
                                                Glossary...........................................      6
                                                Summary............................................     11
                                                Risk Factors.......................................
                                                Summary Of Contract Expenses.......................     16
                                                Expense Examples...................................     22

                                       PART II: STRATEGIC PARTNERS PLUS 3 PROSPECTUS
                                       ------------------------------------------------------------

                                       SECTIONS 1-11
                                       ------------------------------------------------------------
                                           Section 1: What Is The Strategic Partners Plus 3
                                             Variable Annuity?.....................................     28
                                                Short Term Cancellation Right Or "Free Look".......     29
                                           Section 2: What Investment Options Can I Choose?........     30
                                                Variable Investment Options........................     30
                                                Fixed Interest Rate Options........................     40
                                                Market Value Adjustment Option.....................     41
                                                Transfers Among Options............................     42
                                                Additional Transfer Restrictions...................     43
                                                Dollar Cost Averaging..............................     44
                                                Asset Allocation Program...........................     45
                                                Auto-Rebalancing...................................     45
                                                Scheduled Transactions.............................     45
                                                Voting Rights......................................     45
                                                Substitution.......................................     46
                                           Section 3: What Kind Of Payments Will I Receive During
                                             The Income Phase? (Annuitization).....................     47
                                                Payment Provisions.................................     47
                                                Payment Provisions Without The Guaranteed Minimum
                                                  Income Benefit...................................     47
                                                    Option 1: Annuity Payments For A Fixed
                                                      Period.......................................     47
                                                    Option 2: Life Income Annuity Option...........     47
                                                    Option 3: Interest Payment Option..............     48
                                                    Other Annuity Options..........................     48
                                                Tax Considerations.................................     48
                                                Guaranteed Minimum Income Benefit..................     48
                                                    GMIB Roll-Up...................................     49
                                                    GMIB Option 1 -- Single Life Payout Option.....     51
                                                    GMIB Option 2 -- Joint Life Payout Option......     51
                                                How We Determine Annuity Payments..................     51
                                           Section 4: What Is The Death Benefit?...................     54
                                                Beneficiary........................................     54
                                                Calculation Of The Death Benefit...................     54
                                                Guaranteed Minimum Death Benefit...................     54
                                                    GMDB Roll-Up...................................     54
                                                    GMDB Step-Up...................................     55
                                                Special Rules If Joint Owners......................     56
                                                Highest Daily Value Death Benefit..................     56
                                                Calculation Of The Highest Daily Value Death
                                                  Benefit..........................................     56
                                                Payout Options.....................................     57
                                                Earnings Appreciator Benefit.......................     58
                                                Spousal Continuance Benefit........................     59
                                           Section 5: What Is The Lifetime Five(SM) Income
                                             Benefit?..............................................     61
                                                Lifetime Five Income Benefit.......................     61

--------------------------------------------------------------------------------


                                           Section 6: What Is The Income Appreciator Benefit?......     67
                                                Income Appreciator Benefit.........................     67
                                                Calculation Of The Income Appreciator Benefit......     67
                                                Income Appreciator Benefit Options During The
                                                  Accumulation Phase...............................     68
                                           Section 7: How Can I Purchase A Strategic Partners Plus
                                             3 Contract?...........................................     71
                                                Purchase Payments..................................     71
                                                Allocation Of Purchase Payments....................     71
                                                Credits............................................     71
                                                Calculating Contract Value.........................     72

                                           Section 8: What Are The Expenses Associated With The
                                             Strategic Partners Plus 3 Contract?...................     73
                                                Insurance And Administrative Charges...............     73
                                                Withdrawal Charge..................................     74
                                                Waiver Of Withdrawal Charges For Critical Care.....     74
                                                Contract Maintenance Charge........................     75
                                                Guaranteed Minimum Income Benefit Charge...........     75
                                                Income Appreciator Benefit Charge..................     75
                                                Earnings Appreciator Benefit Charge................     76
                                                Taxes Attributable To Premium......................     77
                                                Transfer Fee.......................................     77
                                                Company Taxes......................................     77
                                                Underlying Mutual Fund Fees........................     77

                                           Section 9: How Can I Access My Money?...................     78
                                                Withdrawals During The Accumulation Phase..........     78
                                                Automated Withdrawals..............................     78
                                                Suspension Of Payments Or Transfers................     78

                                           Section 10: What Are The Tax Considerations Associated
                                             With The Strategic Partners Plus 3 Contract?..........     80
                                                Contracts Owned By Individuals (Not Associated With
                                                  Tax-Favored Retirement Plans)....................     80
                                                Contracts Held By Tax-Favored Plans................     83

                                           Section 11: Other Information...........................     87
                                                Pruco Life Insurance Company.......................     87
                                                The Separate Account...............................     87
                                                Sale And Distribution Of The Contract..............     87
                                                Litigation.........................................     88
                                                Assignment.........................................     89
                                                Financial Statements...............................     89
                                                Statement Of Additional Information................     89
                                                Householding.......................................     89
                                                Market-Value Adjustment Formula....................     90

                                           Appendix A..............................................     93
                                                Accumulation Unit Values...........................     93

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PART I SUMMARY
--------------------------------------------------------------------------------
STRATEGIC PARTNERS PLUS 3 PROSPECTUS

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

GLOSSARY
--------------------------------------------------------------------------------
WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving income payments, the value of your contract adjusted for any market value adjustment minus any charge we impose for premium taxes and withdrawal charges.

ADJUSTED PURCHASE PAYMENT

Your invested purchase payment adjusted for any subsequent withdrawals. The adjusted purchase payment is used only for calculations of the Earnings Appreciator Benefit.


ANNUAL INCOME AMOUNT



Under the terms of the Lifetime Five Income Benefit, an amount that you can withdraw each year as long as the annuitant lives. The annual income amount is set initially as a percentage of the Protected Withdrawal Value, but will be adjusted to reflect subsequent purchase payments, withdrawals, and any step-up.



ANNUAL WITHDRAWAL AMOUNT



Under the terms of the Lifetime Five Income Benefit, an amount that you can withdraw each year as long as there is Protected Withdrawal Value remaining. The Annual Withdrawal Amount is set initially to equal 7% of the initial Protected Withdrawal Value, but will be adjusted to reflect subsequent purchase payments, withdrawals, and any step-up.


ANNUITANT

The person whose life determines the amount of income payments that we will pay. If the annuitant dies before the annuity date, the co-annuitant (if any) becomes the annuitant if the contract's requirements for changing the annuity date are met. If, upon the death of the annuitant, there is no surviving eligible co-annuitant, and the owner is not the annuitant, then the owner becomes the annuitant.

ANNUITY DATE

The date when income payments are scheduled to begin. You must have our permission to change the annuity date. If the co-annuitant becomes the annuitant due to the death of the annuitant, and the co-annuitant is older than the annuitant, then the annuity date will be based on the age of the co-annuitant, provided that the contract's requirements for changing the annuity date are met (e.g., the co-annuitant cannot be older than a specified age). If the co-annuitant is younger than the annuitant, then the annuity date will remain unchanged.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.

BUSINESS DAY


A day on which the New York Stock Exchange is open for business. Our business day generally ends at 4:00 p.m. Eastern time.


CO-ANNUITANT

The person shown on the contract data pages who becomes the annuitant (if eligible) upon the death of the annuitant if the contract's requirements for changing the annuity date are met. No co-annuitant may be designated if the owner is a non-natural person.

CONTRACT DATE

The date we accept your initial purchase payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER, OR YOU

The person entitled to the ownership rights under the contract.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CONTRACT WITH CREDIT

A version of the annuity contract that provides for a bonus credit with each purchase payment that you make and has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit.

CONTRACT WITHOUT CREDIT

A version of the annuity contract that does not provide a credit and has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

CREDIT

If you choose the Contract With Credit, this is the bonus amount that we allocate to your account each time you make a purchase payment. The amount of the credit is a percentage of the purchase payment. Bonus credits generally are not recaptured once the free look period expires. Our reference in the preceding sentence to "generally are not recaptured" refers to the fact that we have the contractual right to deduct, from the death benefit we pay, the amount of any credit corresponding to a purchase payment made within one year of death.


DAILY VALUE



For purposes of the Highest Daily Value Death Benefit, which we describe below, the contract value as of the end of each business day. The Daily Value on the contract date is equal to your purchase payment.


DEATH BENEFIT


If a death benefit is payable, the beneficiary you designate will receive, at a minimum, the total invested purchase payments, reduced proportionally by withdrawals, or a potentially greater amount related to market appreciation. The Guaranteed Minimum Death Benefit, or Highest Daily Value Death Benefit, is available for an additional charge. See Section 4, "What Is The Death Benefit?"



DEATH BENEFIT TARGET DATE



With respect to the Highest Daily Value Death Benefit, the later of the contract anniversary on or after the 80th birthday of the current contract owner, the older of either joint owner or (if owned by an entity) the annuitant, or five years after the contract date.


DOLLAR COST AVERAGING FIXED RATE OPTION (DCA FIXED RATE OPTION)

An investment option that offers a fixed rate of interest for a selected period during which periodic transfers are automatically made to selected variable investment options or to the one-year fixed interest rate option.

EARNINGS APPRECIATOR BENEFIT (EAB)

An optional feature available for an additional charge that may provide a supplemental death benefit based on earnings under the contract.

FIXED INTEREST RATE OPTIONS

Investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options or to the one-year fixed rate option.

GOOD ORDER

An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.

GUARANTEE PERIOD

A period of time during which your invested purchase payment in the market value adjustment option earns interest at the declared rate. We may offer one or more guarantee periods.

GUARANTEED MINIMUM DEATH BENEFIT (GMDB)


An optional feature available for an additional charge that guarantees that the death benefit that the beneficiary receives will be no less than a certain GMDB protected value. The GMDB is a different death benefit than the

GLOSSARY CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY


Highest Daily Value Death Benefit, which we describe below.


GMDB PROTECTED VALUE

The amount guaranteed under the Guaranteed Minimum Death Benefit, which may equal the GMDB roll-up value, the GMDB step-up value, or the greater of the two. The GMDB protected value will be subject to certain age restrictions and time durations, however, it will still increase by subsequent invested purchase payments and reduce proportionally by withdrawals.

GMDB ROLL-UP


We use the GMDB roll-up value to compute the GMDB protected value of the Guaranteed Minimum Death Benefit. The GMDB roll-up is equal to the invested purchase payments compounded daily at an effective annual interest rate starting on the date that each invested purchase payment is made, subject to a cap, and reduced by the effect of withdrawals.


GMDB STEP-UP

We use the GMDB step-up value to compute the GMDB protected value of the Guaranteed Minimum Death Benefit. Generally speaking, the GMDB step-up establishes a "high water mark" of protected value that we would pay upon death, even if the contract value has declined. For example, if the GMDB step-up were set at $100,000 on a contract anniversary, and the contract value subsequently declined to $80,000 on the date of death, the GMDB step-up value would nonetheless remain $100,000 (assuming no additional purchase payments or withdrawals).

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

An optional feature available for an additional charge that guarantees that the income payments you receive during the income phase will be no less than a certain GMIB protected value applied to the GMIB guaranteed annuity purchase rates.

GMIB PROTECTED VALUE

We use the GMIB protected value to calculate annuity payments should you annuitize under the Guaranteed Minimum Income Benefit.


     The value is calculated daily and is equal to the GMIB roll-up, until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries or number of years since last GMIB reset. At such point, the GMIB protected value will be increased by any subsequent invested purchase payments, and any withdrawals will proportionally reduce the GMIB protected value. The GMIB protected value is not available as a cash surrender benefit or a death benefit, nor is it used to calculate the cash surrender value or death benefit.


GMIB RESET

You may elect to "step-up" or "reset" your GMIB protected value if your contract value is greater than the current GMIB protected value. Upon exercise of the reset provision, your GMIB protected value will be reset to equal your current contract value. You are limited to two resets over the life of your contract, provided that certain annuitant age requirements are met.

GMIB ROLL-UP

We will use the GMIB roll-up value to compute the GMIB protected value of the Guaranteed Minimum Income Benefit. The GMIB roll-up is equal to the invested purchase payments (after a reset, the contract value at the time of the reset) compounded daily at an effective annual interest rate starting on the date each invested purchase payment is made, subject to a cap, and reduced proportionally by withdrawals.


HIGHEST DAILY VALUE DEATH BENEFIT



An optional death benefit available for an additional charge that can provide a death benefit that exceeds the contract value on the date of death. The amount of the death benefit is determined with reference to the Highest Daily Value, as defined below.



HIGHEST DAILY VALUE



An amount equal to the highest of all previous "Daily Values" less proportional withdrawals since such date and plus any purchase payments since such date.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

INCOME APPRECIATOR BENEFIT (IAB)


An optional feature that may be available for an additional charge that provides a supplemental living benefit based on earnings under the contract.


IAB AUTOMATIC WITHDRAWAL PAYMENT PROGRAM

A series of payments consisting of a portion of your contract value and Income Appreciator Benefit paid to you in equal installments over a 10 year period, which you may choose, if you elect to receive the Income Appreciator Benefit during the accumulation phase.

IAB CREDIT

An amount we add to your contract value that is credited in equal installments over a 10 year period, which you may choose, if you elect to receive the Income Appreciator Benefit during the accumulation phase.

INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

INCOME PHASE

The period during which you receive income payments under the contract.

INVESTED PURCHASE PAYMENTS

Your purchase payments (which we define below) less any deduction we make for any tax charge.

JOINT OWNER

The person named as the joint owner, who shares ownership rights with the owner as defined in the contract.


LIFETIME FIVE INCOME BENEFIT



An optional feature available for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your contract value, subject to our rules regarding the timing and amount of withdrawals. There are two options -- one is designed to provide an annual withdrawal amount for life and the other is designed to provide a greater annual withdrawal amount (than the first option) as long as there is Protected Withdrawal Value.


MARKET VALUE ADJUSTMENT

An adjustment to your contract value or withdrawal proceeds that is based on the relationship between interest you are currently earning within the market value adjustment option and prevailing interest rates. This adjustment may be positive or negative.

MARKET VALUE ADJUSTMENT OPTION

This investment option may offer various guarantee periods and pays a fixed rate of interest with respect to each guarantee period. We impose a market value adjustment on withdrawals or transfers that you make from this option prior to the end of its guarantee period.

NET PURCHASE PAYMENTS

Your total purchase payments less any withdrawals you have made.


PROPORTIONAL WITHDRAWALS



A method that involves calculating the percentage of your contract value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the applicable benefit value by reducing such value in the same proportion as the contract value was reduced by the withdrawal as of the date the withdrawal occurred.



PROTECTED WITHDRAWAL VALUE



Under the Lifetime Five Income Benefit, we guarantee an amount that you can withdraw each year until those annual withdrawals, when added together, reach an aggregate limit. We call that aggregate limit the Protected Withdrawal Value. Purchase payments and withdrawals you make will result in an adjustment to the Protected Withdrawal Value. In addition, you may elect to step-up your Protected Withdrawal Value under certain circumstances.

GLOSSARY CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

PRUDENTIAL ANNUITY SERVICE CENTER


For general correspondence: P.O. Box 7960, Philadelphia, PA 19176. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The telephone number is
(888) PRU-2888. Prudential's Web site is www.prudential.com.


PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. Generally, you can make additional purchase payments at any time during the accumulation phase.

SEPARATE ACCOUNT

Purchase payments allocated to the variable investment options are held by us in a separate account called the Pruco Life Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life.

STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Strategic Partners Plus 3 variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

TAX DEFERRAL


This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See
Section 10, "What Are The Tax Considerations Associated With The Strategic Partners Plus 3 Contract?"



VARIABLE INVESTMENT OPTION


When you choose a variable investment option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life that invests in a particular mutual fund is referred to in your contract as a subaccount.

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY


SUMMARY FOR SECTIONS 1-11

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FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.

SECTION 1
WHAT IS THE STRATEGIC PARTNERS PLUS 3 VARIABLE ANNUITY?

The Strategic Partners Plus 3 variable annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company (Pruco Life, we or us). The contract allows you to invest on a tax-deferred basis in variable investment options, fixed interest rate options, and the market value adjustment option. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.

   There are two basic versions of the Strategic Partners Plus 3 variable annuity.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

- may provide lower interest rates for fixed interest rate options and the market value adjustment option than the Contract Without Credit, and

- may provide fewer available market value adjustment guarantee periods than the Contract Without Credit.

Contract Without Credit.

-  does not provide a credit,

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit,

- may provide higher interest rates for fixed interest rate options and the market value adjustment option than the Contract With Credit, and

- may provide more available market value adjustment guarantee periods than the Contract With Credit.

   The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value, including an investment in the Prudential Money Market Portfolio variable investment option.

   The fixed interest rate options offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually.

   Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to be at least 3%.

   You may make up to 12 free transfers each contract year among the investment options. Certain restrictions apply to transfers involving the fixed interest rate options.

   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.

- During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.

- The income phase starts when you begin receiving regular payments from your contract.

   The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments, such as age, gender, and the payout option you select.

   The contract offers a choice of income and death benefit options, which may also be available to you.

   There are certain state variations to this contract that are referred to in this prospectus. Please see your contract for further information on these and other variations.

SUMMARY FOR SECTIONS 1-11 CONTINUED
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                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

   We may amend the contract as permitted by law. For example, we may add new features to the contract. Subject to applicable law, we determine whether or not to make such contract amendments available to contracts that already have been issued.

   If you change your mind about owning Strategic Partners Plus 3, you may cancel your contract within 10 days after receiving it (or whatever period is required under applicable law). This time period is referred to as the "Free Look" period.

SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?



You can invest your money in several variable investment options. The variable investment options are classified according to their investment style, and a brief description of each portfolio's investment objective and key policies is set forth in Section 2, to assist you in determining which portfolios may be of interest to you.



   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the underlying mutual fund portfolios used by the variable investment options that you choose. Past performance is not a guarantee of future results.


   You may also invest your money in fixed interest rate options or in a market value adjustment option.
SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you cannot change your payment plan.


   For an additional fee, you may also choose, if it is available under your contract, the Guaranteed Minimum Income Benefit (GMIB). The Guaranteed Minimum Income Benefit provides that once the income period begins, your income payments will be no less than a value that is based on a certain "GMIB protected value" applied to the GMIB guaranteed annuity purchase rates. See Section 3, "What Kind Of Payments Will I Receive During The Income Phase?"



   The Lifetime Five Income Benefit (discussed in Section 5) and the Income Appreciator Benefit (discussed in Section 6) each may provide an additional amount upon which your annuity payments are based.

SECTION 4
WHAT IS THE DEATH BENEFIT?


In general, if the sole owner or first-to-die of the owner or joint owner dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive, at a minimum, the greater of (i) the contract value, (ii) either the base death benefit or, for a higher insurance and administrative cost, a potentially larger Guaranteed Minimum Death Benefit (GMDB), or Highest Daily Value Death Benefit.


   The base death benefit equals the total invested purchase payments reduced proportionally by withdrawals. The Guaranteed Minimum Death Benefit is equal to a "GMDB protected value" that depends upon which of the following Guaranteed Minimum Death Benefit options you choose:

- the highest value of the contract on any contract anniversary, which we call the "GMDB step-up value;"

- the total amount you invest increased by a guaranteed rate of return, which we call the "GMDB roll-up value;" or

-  the greater of the GMDB step-up value and GMDB roll-up value.


   The Highest Daily Value Death Benefit provides a death benefit equal to the greater of the base death benefit or the highest daily value less proportional withdrawals.



   On the date we receive proof of death in good order, in lieu of paying a death benefit, we will allow the surviving spouse to continue the contract by exercising the Spousal Continuance Benefit, if the conditions that we describe, in Section 4, are met.



   For an additional fee, you may also choose, if it is available in your contract, the Earnings Appreciator supplemental death benefit, which provides a benefit payment upon the death of the sole owner, or first to

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                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY


die of the owner or joint owner, during the accumulation phase.



SECTION 5
WHAT IS THE LIFETIME FIVE(SM) INCOME BENEFIT?



The Lifetime Five Income Benefit is an optional feature that guarantees your ability to withdraw an amount equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your contract value, subject to our rules regarding the timing and amounts of withdrawals. There are two options -- one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit"), and the other is designed to provide a greater annual withdrawal amount (than the first option), as long as there is Protected Withdrawal Value (adjusted, as described in Section 5) (the "Withdrawal Benefit"). The annuitant must be at least 45 years old when the Lifetime Five Income Benefit is elected.



   The charge for the Lifetime Five Income Benefit is a daily fee equal on an annual basis to 0.60% of the contract value allocated to the variable investment options. This charge is in addition to the charge for the applicable death benefit.



SECTION 6
WHAT IS THE INCOME APPRECIATOR BENEFIT?



The Income Appreciator Benefit is an optional benefit, available for an additional charge, that provides an additional income amount during the accumulation period or upon annuitization. The Income Appreciator Benefit is designed to provide you with additional funds that can be used to help defray the impact taxes may have on distributions from your contract. You can activate this benefit in one of three ways, as described in Section 6. Note, however, that the annuitization options within this benefit are limited.



SECTION 7
HOW CAN I PURCHASE A STRATEGIC PARTNERS PLUS 3 CONTRACT?



You can purchase this contract, under most circumstances, with a minimum initial purchase payment of $10,000. You must get our prior approval for any initial and additional purchase payment of $1,000,000 or more, unless we are prohibited under applicable state law from insisting on such prior approval. Generally, you can make additional purchase payments of $500 ($100 if made through electronic funds transfer) or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms. The Contract With Credit provides for the allocation of a credit with each purchase payment.


   You may purchase this contract only if the oldest of the owner, joint owner, annuitant, or co-annuitant is age 85 or younger on the contract date. In addition, certain age limits apply to certain features and benefits described herein.


SECTION 8
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS 3 CONTRACT?


The contract has insurance features and investment features, both of which have related costs and charges.

- Each year (or upon full surrender) we deduct a contract maintenance charge if your contract value is less than $75,000. This charge is currently equal to the lesser of $35 or 2% of your contract value. We do not impose the contract maintenance charge if your contract value is $75,000 or more. We may impose lesser charges in certain states.


- For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit (or other) option that you choose. The daily cost is equivalent to an annual charge as follows:



    --  1.40% if you choose the base death benefit,



    -- 1.65% if you choose the roll-up or step-up Guaranteed Minimum Death Benefit option (i.e., 0.25% in addition to the base death benefit charge),



    -- 1.75% if you choose the greater of the roll-up and step-up Guaranteed Minimum Death Benefit option (i.e., 0.35% in addition to the base death benefit charge),

SUMMARY FOR SECTIONS 1-11 CONTINUED

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                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY


    -- 1.90% if you choose the Highest Daily Value Death Benefit (i.e., 0.50% in addition to the base death benefit charge), or



    -- 0.60% if you choose the Lifetime Five Income Benefit. This charge is in addition to the charge for the applicable death benefit.


- We impose an additional insurance and administrative charge of 0.10% annually for the Contract With Credit.

- We will deduct an additional charge if you choose the Guaranteed Minimum Income Benefit. We deduct this annual charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is equal to 0.50% for contracts sold on or after January 20, 2004, or upon subsequent state approval (0.45% for all other contracts), of the average GMIB protected value. (In some states this fee may be lower.)

- We will deduct an additional charge if you choose the Income Appreciator Benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.25% of your contract value.

- We will deduct an additional charge if you choose the Earnings Appreciator supplemental death benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.30% of your contract value.

- There are a few states/jurisdictions that assess a premium tax on us when you begin receiving regular income payments from your annuity. In those states, we deduct a charge designed to approximate this tax, which can range from 0-3.5% of your contract value.


- There are also expenses associated with the mutual funds. For 2004, the fees of these funds ranged on an annual basis from 0.38% to 1.79% of fund assets, which were reduced by expense reimbursements or waivers to 0.38% to 1.30%. These reimbursements or waivers may be terminated at any time.


- If you withdraw money (or you begin the income phase) less than seven contract anniversaries after making a purchase payment, then you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7% for the Contract Without Credit and 5-8% for the Contract With Credit. (In certain states reduced withdrawal charges may apply for certain ages. Your contract contains the applicable charges.)


   For more information, including details about other possible charges under the contract, see "Summary Of Contract Expenses" and Section 8, "What Are The Expenses Associated With The Strategic Partners Plus 3 Contract?"



SECTION 9
HOW CAN I ACCESS MY MONEY?


You may withdraw money at any time during the accumulation phase. You may, however, be subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well. For the Contract Without Credit, if you withdraw money less than seven contract anniversaries after making a purchase payment, we may impose a withdrawal charge ranging from 1-7%. For the Contract With Credit, we may impose a withdrawal charge ranging from 5-8%. (In certain states reduced withdrawal charges may apply for certain ages. Your contract contains the applicable charges.)

   Under the market value adjustment option, you will be subject to a market value adjustment if you make a withdrawal or transfer from the option prior to the end of a guarantee period.


   We offer an optional benefit, called the Lifetime Five Income Benefit, under which we guarantee that certain amounts will be available to you for withdrawal, regardless of market-related declines in your contract value. You need not participate in this benefit in order to withdraw some or all of your money. You also may access your Income Appreciator Benefit through withdrawals.

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                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY


SECTION 10
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS 3 CONTRACT?


Your earnings are generally not taxed until withdrawn. If you withdraw money during the accumulation phase, the tax laws treat the withdrawal as a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age
59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a partial return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth
IRAs) are taxable and subject to the 10% penalty if withdrawn prior to age
59 1/2.


SECTION 11
OTHER INFORMATION


This contract is issued by Pruco Life Insurance Company (Pruco Life), a subsidiary of The Prudential Insurance Company of America, and sold by registered representatives of affiliated and unaffiliated broker/dealers.

RISK FACTORS

There are various risks associated with an investment in the market value adjustment option that we summarize below.

   ISSUER RISK. The market value adjustment option, fixed interest rate options, and the contract's other insurance features are available under a contract issued by Pruco Life, and thus backed by the financial strength of that company. If Pruco Life were to experience significant financial adversity, it is possible that Pruco Life's ability to pay interest and principal under the market value adjustment option and fixed interest rate options and to fulfill its insurance guarantees could be impaired.


   RISKS RELATED TO CHANGING INTEREST RATES. You do not participate directly in the investment experience of the bonds and other instruments that Pruco Life holds to support the market value adjustment option. Nonetheless, the market value adjustment formula reflects the effect that prevailing interest rates have on those bonds and other instruments. If you need to withdraw your money prior to the end of a guarantee period and during a period in which prevailing interest rates have risen above their level when you made your purchase, you will experience a "negative" market value adjustment. When we impose this market value adjustment, it could result in the loss of both the interest you have earned and a portion of your purchase payments. Thus, before you commit to a particular guarantee period, you should consider carefully whether you have the ability to remain invested throughout the guarantee period. In addition, we cannot, of course, assure you that the market value adjustment option will perform better than another investment that you might have made.


   RISKS RELATED TO THE WITHDRAWAL CHARGE. We may impose withdrawal charges on amounts withdrawn from the market value adjustment option. If you anticipate needing to withdraw your money prior to the end of a guarantee period, you should be prepared to pay the withdrawal charge that we will impose.

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES
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THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS YOU WILL PAY FOR STRATEGIC PARTNERS PLUS 3. THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.


For more detailed information, including additional information about current and maximum charges, see Section 8, "What Are The Expenses Associated With The Strategic Partners Plus 3 Contract?" The individual fund prospectuses contain detailed expense information about the underlying mutual funds.


                      CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE(1)
-----------------------------------------
     CONTRACT         CONTRACT   CONTRACT
ANNIVERSARIES SINCE     WITH     WITHOUT
 PURCHASE PAYMENT      CREDIT     CREDIT
-------------------   --------   --------
         0               8%         7%
         1               8%         6%
         2               8%         5%
         3               8%         4%
         4               7%         3%
         5               6%         2%
         6               5%         1%
         7               0%         0%

MAXIMUM TRANSFER FEE
--------------------------------------------------------------
         Each transfer after 12(2)                     $30.00

CHARGE FOR PREMIUM TAX IMPOSED ON US BY CERTAIN
STATES/JURISDICTIONS
--------------------------------------------------------------
                                  Up to 3.5% of contract value


1: Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We will waive the withdrawal charge if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" in Section 8. In certain states reduced withdrawal charges may apply under the Contract with Credit. Your contract contains the applicable charges.


2: Currently, we charge $25 for each transfer after the twelfth in a contract year. As shown in the table, we can increase that charge up to a maximum of $30, but have no current intention to do so. We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing or transfers from the market value adjustment option at the end of a guarantee period, and do not count them toward the limit of 12 free transfers per year.

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                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

The next table describes the fees and expenses you will pay periodically during the time that you own the contract, not including underlying mutual fund fees and expenses.


                           PERIODIC ACCOUNT EXPENSES



MAXIMUM CONTRACT MAINTENANCE CHARGE AND CONTRACT CHARGE
  UPON FULL WITHDRAWAL(3)
----------------------------------------------------------------------------------
                                                               $60.00
INSURANCE AND ADMINISTRATIVE EXPENSES WITH THE INDICATED
BENEFITS
----------------------------------------------------------------------------------
         AS A PERCENTAGE OF ACCOUNT VALUE IN VARIABLE
       INVESTMENT OPTIONS:



                                                              CONTRACT    CONTRACT
                                                                WITH      WITHOUT
                                                               CREDIT      CREDIT
                                                              --------    --------
         Base Death Benefit                                    1.50%       1.40%
         Base Death Benefit with Lifetime Five Income
       Benefit                                                 2.10%       2.00%
        Guaranteed Minimum Death Benefit Option--Roll-Up or
        Step-Up                                                1.75%       1.65%
        Guaranteed Minimum Death Benefit Option--Roll-Up or
        Step-Up with Lifetime Five Income Benefit              2.35%       2.25%
        Guaranteed Minimum Death Benefit Option--Greater of
        Roll-Up or Step-Up                                     1.85%       1.75%
         Guaranteed Minimum Death Benefit Option--Greater of
         Roll-Up or Step-Up with Lifetime Five Income
         Benefit                                               2.45%       2.35%
        Highest Daily Value Death Benefit                      2.00%       1.90%
        Highest Daily Value Death Benefit with Lifetime Five
        Income Benefit                                         2.60%       2.50%
ANNUAL GUARANTEED MINIMUM INCOME BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS(4) (FOR CONTRACTS SOLD ON OR
  AFTER JANUARY 20, 2004, OR UPON SUBSEQUENT STATE APPROVAL)
----------------------------------------------------------------------------------
         AS A PERCENTAGE OF AVERAGE GMIB PROTECTED VALUE       0.50%
ANNUAL INCOME APPRECIATOR BENEFIT CHARGE AND CHARGE UPON
  CERTAIN WITHDRAWALS(5)
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         AS A PERCENTAGE OF CONTRACT VALUE                     0.25%
ANNUAL EARNINGS APPRECIATOR BENEFIT CHARGE AND CHARGE UPON
  CERTAIN TRANSACTIONS(6)
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         AS A PERCENTAGE OF CONTRACT VALUE                     0.30%


3: Currently, we waive this fee if your contract value is greater than or equal to $75,000. If your contract value is less than $75,000, we currently charge the lesser of $35 or 2% of your contract value. This is a single fee that we assess
(a) annually or (b) upon full withdrawal made on a date other than a contract anniversary. As shown in the table, we can increase this fee in the future up to a maximum of $60, but we have no current intention to do so. This charge may be lower in certain states.


4: We impose this charge only if you choose the Guaranteed Minimum Income Benefit. This charge is equal to 0.50% for contracts sold on or after January 20, 2004, or upon subsequent state approval (0.45% for all other contracts) of the average GMIB protected value, which is calculated daily and generally is equal to the GMIB roll-up value. In some states this charge is 0.30%, see your contract for details. Subject to certain age or duration restrictions, the roll-up value is the total of all invested purchase payments (after a reset, the contract value at the time of the reset) compounded daily at an effective annual rate of 5%, subject to a cap of 200% of all invested purchase payments. Withdrawals reduce both the roll-up value and the 200% cap. The reduction is equal to the amount of the withdrawal for the first 5% of the roll-up value, calculated as of the latest contract anniversary (or contract date). The amount of the withdrawal in excess of 5% of the roll-up value further reduces the roll-up value and 200% cap proportionally to the additional reduction in contract value after the first 5% withdrawal occurs. We assess this fee each contract anniversary and when you begin the income phase of your contract. We also assess this fee if you make a full withdrawal, but prorate the fee based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. If you make a partial withdrawal, we will assess the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not assess the fee at that time.



5: We impose this charge only if you choose the Income Appreciator Benefit. The charge for this benefit is based on an annual rate of 0.25% of your contract value. The Income Appreciator Benefit charge is calculated: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full or partial withdrawal, and upon a subsequent purchase payment. The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year since the date that the charge was last deducted. Although it may be calculated more often, it is deducted only: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full withdrawal, and upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable charge. With respect to full and partial withdrawals, we prorate the fee based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.



6: We impose this charge only if you choose the Earnings Appreciator Benefit. The charge for this benefit is based on an annual rate of 0.30% of your contract value. Although the charge may be calculated more often, it is deducted only: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full withdrawal, and upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable earnings appreciator charge. We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

SUMMARY OF CONTRACT EXPENSES CONTINUED

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                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

                  TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES


The next item shows the minimum and maximum total operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses) charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning each underlying mutual fund's fees and expenses is contained below and in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2004. Fund expenses are not fixed or guaranteed by the Strategic Partners Plus 3 contract, and may vary from year to year.



                                                              MINIMUM   MAXIMUM
                                                              -------   -------
Total Annual Underlying Mutual Fund Operating Expenses         0.38%     1.79%

* Actual expenses for the mutual funds were lower due to certain expense reimbursements or waivers. Expense reimbursements or waivers are voluntary and may be terminated at any time. The minimum and maximum expenses, with expense reimbursements, were 0.38% and 1.30%, respectively.

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                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY


UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               TOTAL ANNUAL
                                                              MANAGEMENT         OTHER                      PORTFOLIO OPERATING
                                                                 FEES         EXPENSES(1)      12B-1 FEES        EXPENSES
THE PRUDENTIAL SERIES FUND, INC.
-------------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                                     0.60%            0.04%            None             0.64%
         Prudential Equity Portfolio                            0.45%            0.03%            None             0.48%
         Prudential Global Portfolio                            0.75%            0.09%            None             0.84%
         Prudential Money Market Portfolio                      0.40%            0.05%            None             0.45%
         Prudential Stock Index Portfolio(2)                    0.35%            0.03%            None             0.38%
         Prudential Value Portfolio                             0.40%            0.04%            None             0.44%
         SP Aggressive Growth Asset Allocation
           Portfolio(3,4)                                       0.84%            0.11%            None             0.95%
         SP AIM Aggressive Growth Portfolio(3,5)                0.95%            0.57%            None             1.52%
         SP AIM Core Equity Portfolio(3)                        0.85%            0.63%            None             1.48%
         SP AllianceBernstein Large-Cap Growth Portfolio        0.90%            0.17%            None             1.07%
         SP Balanced Asset Allocation Portfolio(3,4)            0.76%            0.09%            None             0.85%
         SP Conservative Asset Allocation Portfolio(3,4)        0.72%            0.08%            None             0.80%
         SP Davis Value Portfolio                               0.75%            0.07%            None             0.82%
         SP Goldman Sachs Small Cap Value Portfolio             0.90%            0.06%            None             0.96%
         SP Growth Asset Allocation Portfolio(3,4)              0.81%            0.10%            None             0.91%
         SP Large Cap Value Portfolio                           0.80%            0.06%            None             0.86%
         SP LSV International Value Portfolio (formerly SP
           Deutsche International Equity Portfolio)(3,6)        0.90%            0.33%            None             1.23%
         SP MFS Capital Opportunities Portfolio(3,7)            0.75%            0.70%            None             1.45%
         SP Mid Cap Growth Portfolio(3)                         0.80%            0.26%            None             1.06%
         SP PIMCO High Yield Portfolio                          0.60%            0.08%            None             0.68%
         SP PIMCO Total Return Portfolio                        0.60%            0.05%            None             0.65%
         SP Prudential U.S. Emerging Growth Portfolio           0.60%            0.18%            None             0.78%
         SP Small-Cap Growth Portfolio (formerly SP State
           Street Research Small Company Growth
           Portfolio)(8)                                        0.95%            0.14%            None             1.09%
         SP Strategic Partners Focused Growth Portfolio(3)      0.90%            0.38%            None             1.28%
         SP Technology Portfolio(3,9)                           1.15%            0.64%            None             1.79%
         SP William Blair International Growth Portfolio        0.85%            0.17%            None             1.02%
AMERICAN SKANDIA TRUST(10)
-------------------------------------------------------------------------------------------------------------------------------
         AST JPMorgan International Equity Portfolio            1.00%            0.13%            None             1.13%
         AST MFS Global Equity Portfolio                        1.00%            0.35%            None             1.35%
         AST DeAm Small-Cap Growth Portfolio(11)                0.95%            0.22%            None             1.17%
         AST Federated Aggressive Growth Portfolio              0.95%            0.24%            None             1.19%
         AST Small-Cap Value Portfolio (formerly AST Gabelli
           Small-Cap Value Portfolio)(12)                       0.90%            0.18%            None             1.08%
         AST DeAm Small-Cap Value Portfolio(11)                 0.95%            0.33%            None             1.28%
         AST Goldman Sachs Mid-Cap Growth Portfolio(11)         1.00%            0.25%            None             1.25%
         AST Neuberger Berman Mid-Cap Growth Portfolio(11)      0.90%            0.22%            None             1.12%
         AST Neuberger Berman Mid-Cap Value Portfolio(11)       0.90%            0.15%            None             1.05%
         AST Alger All-Cap Growth Portfolio                     0.95%            0.22%            None             1.17%
         AST Gabelli All-Cap Value Portfolio                    0.95%            0.26%            None             1.21%
         AST T. Rowe Price Natural Resources Portfolio          0.90%            0.26%            None             1.16%
         AST MFS Growth Portfolio(11)                           0.90%            0.20%            None             1.10%
         AST Marsico Capital Growth Portfolio(11)               0.90%            0.14%            None             1.04%
         AST Goldman Sachs Concentrated Growth Portfolio(11)    0.90%            0.17%            None             1.07%
         AST DeAm Large-Cap Value Portfolio(11)                 0.85%            0.26%            None             1.11%
         AST AllianceBernstein Growth + Value Portfolio         0.90%            0.32%            None             1.22%
         AST AllianceBernstein Core Value Portfolio
           (formerly AST Sanford Bernstein Core Value
           Portfolio)(13)                                       0.75%            0.24%            None             0.99%
         AST Cohen & Steers Realty Portfolio(11)                1.00%            0.22%            None             1.22%
         AST AllianceBernstein Managed Index 500 Portfolio
           (formerly AST Sanford Bernstein Managed Index 500
           Portfolio)(14)                                       0.60%            0.17%            None             0.77%

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY


UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               TOTAL ANNUAL
                                                              MANAGEMENT         OTHER                      PORTFOLIO OPERATING
                                                                 FEES         EXPENSES(1)      12B-1 FEES        EXPENSES
         AST American Century Income & Growth Portfolio         0.75%            0.24%            None             0.99%
         AST AllianceBernstein Growth & Income Portfolio(11)    0.75%            0.15%            None             0.90%
         AST Hotchkis & Wiley Large-Cap Value Portfolio(11)     0.75%            0.19%            None             0.94%
         AST Global Allocation Portfolio (formerly AST DeAM
           Global Allocation Portfolio)(15)                     0.89%            0.26%            None             1.15%
         AST American Century Strategic Balanced
           Portfolio(11)                                        0.85%            0.27%            None             1.12%
         AST T. Rowe Price Asset Allocation Portfolio(11)       0.85%            0.27%            None             1.12%
         AST T. Rowe Price Global Bond Portfolio                0.80%            0.27%            None             1.07%
         AST Goldman Sachs High Yield Portfolio                 0.75%            0.18%            None             0.93%
         AST Lord Abbett Bond-Debenture Portfolio(11)           0.80%            0.22%            None             1.02%
         AST PIMCO Limited Maturity Bond Portfolio(11)          0.65%            0.17%            None             0.82%
EVERGREEN VARIABLE ANNUITY TRUST:
-------------------------------------------------------------------------------------------------------------------------------
         Evergreen VA Balanced Fund
           (formerly Evergreen VA Foundation Fund)(16)          0.26%            0.17%            None             0.43%
         Evergreen VA Fund(17)                                  0.75%            0.16%            None             0.91%
         Evergreen Fundamental Large Cap Fund
           (formerly Evergreen VA Growth and Income
           Fund)(18)                                            0.56%            0.16%            None             0.72%
         Evergreen VA Growth Fund                               0.70%            0.26%            None             0.96%
         Evergreen VA International Equity Fund                 0.42%            0.30%            None             0.72%
         Evergreen VA Omega Fund                                0.52%            0.16%            None             0.68%
         Evergreen VA Special Values Fund                       0.79%            0.18%            None             0.97%
GARTMORE VARIABLE INVESTMENT TRUST
-------------------------------------------------------------------------------------------------------------------------------
         GVIT Developing Markets Fund(19)                       1.15%            0.38%           0.25%             1.78%
JANUS ASPEN SERIES
-------------------------------------------------------------------------------------------------------------------------------
         Large Cap Growth Portfolio -- Service Shares
           (formerly Growth Portfolio -- Service
           Shares)(19,20)                                       0.64%            0.02%           0.25%             0.91%



1. As noted above, shares of the Portfolios generally are purchased through variable insurance products. Some of the Portfolios and/or their investment advisers and/or distributors have entered into arrangements with us as the issuer of the contract under which they compensate us for providing ongoing services in lieu of the Series and/or Trust providing such services. Amounts paid by a Portfolio under those arrangements are included under "Other Expenses."



2. Effective July 1, 2004, Quantitative Management Associates LLC became the Sub-adviser of the Portfolio. Prior to July 1, 2004, Prudential Investments LLC served as Sub-adviser of the Portfolio.



3. The Portfolios' total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses, and expense offset arrangements. These expense reimbursements are voluntary and may be terminated by Prudential Investments LLC at any time. After accounting for the expense reimbursements, the Portfolios' actual annual operating expenses were:



                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    SP Aggressive Growth Asset
      Allocation Portfolio                          0.94%
    SP AIM Aggressive Growth Portfolio              1.07%
    SP AIM Core Equity Portfolio                    1.00%
    SP Balanced Asset Allocation
      Portfolio                                     0.84%
    SP Conservative Asset Allocation
      Portfolio                                     0.79%
    SP Growth Asset Allocation
      Portfolio                                     0.90%



                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    SP LSV International Value
      Portfolio                                     1.10%
    SP MFS Capital Opportunities
      Portfolio                                     1.00%
    SP Mid Cap Growth Portfolio                     1.00%
    SP Strategic Partners Focused
      Growth Portfolio                              1.01%
    SP Technology Portfolio                         1.30%



4. Each asset allocation portfolio invests in a combination of underlying portfolios of The Prudential Series Fund, Inc. The total expenses for each asset allocation portfolio are calculated as a blend of the fees of the underlying portfolios, plus a 0.05% advisory fee payable to the investment adviser, Prudential Investments LLC. The 0.05% advisory fee is included in the amount of each investment advisory fee set forth in the table above.



5. The Portfolio was merged into the SP Mid Cap Growth Portfolio on April 29, 2005.



6. Effective November 19, 2004, LSV Asset Management became Sub-adviser of the Portfolio. Prior to November 19, 2004, Deutsche Asset Management, Inc. served as Sub-adviser of the Portfolio, then named "SP Deutsche International Equity Portfolio."



7. The Portfolio was merged into the Prudential Equity Portfolio on April 29, 2005.



8. Effective May 1, 2005, Neuberger Berman Asset Management Inc. and Eagle Asset Management became Sub-advisers of the Portfolio. Previously, May 1, 2005, State Street Research and Management Company served as Sub-adviser of the Portfolio, then named "SP State Street Research Small Cap Growth Portfolio."



9. The Portfolio was merged into the SP Prudential U.S. Emerging Growth Portfolio on April 29, 2005.



10. Until November 18, 2004, the Trust had a Distribution Plan under Rule 12b-1 to permit an affiliate of the Trust's investment managers to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio. The Distribution Plan was terminated effective November 18, 2004. The Total Annual Portfolio Operating Expenses do not reflect any brokerage commissions paid pursuant to the Distribution Plan prior to the Plan's termination.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY


11. The Portfolios' total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by American Skandia Investment Services, Inc. and Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolios' actual annual operating expenses were:



                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    AST DeAm Small-Cap Growth Portfolio             1.02%
    AST DeAm Small-Cap Value Portfolio              1.13%
    AST Goldman Sachs Mid-Cap Growth
      Portfolio                                     1.13%
    AST Neuberger Berman Mid-Cap Growth
      Portfolio                                     1.11%
    AST Neuberger Berman Mid-Cap Value
      Portfolio                                     1.04%
    AST MFS Growth Portfolio                        1.07%
    AST Marsico Capital Growth
      Portfolio                                     1.02%
    AST Goldman Sachs Concentrated
      Growth Portfolio                              1.00%



                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    AST DeAm Large-Cap Value Portfolio              0.99%
    AST Cohen & Steers Realty Portfolio             1.11%
    AST AllianceBernstein Growth &
      Income Portfolio                              0.87%
    AST Hotchkis & Wiley Large-Cap
      Value Portfolio                               0.90%
    AST American Century Strategic
      Balanced Portfolio                            1.09%
    AST T. Rowe Price Asset Allocation
      Portfolio                                     1.07%
    AST Lord Abbett Bond-Debenture
      Portfolio                                     0.97%
    AST PIMCO Limited Maturity Bond
      Portfolio                                     0.79%



12. Effective November 18, 2004, Integrity Asset Management, Lee Munder Capital Group, and J.P. Morgan Fleming Asset Management became Sub-advisers of the Portfolio. Prior to November 18, 2004, GAMCO Investors, Inc. served as Sub-adviser of the Portfolio, then named "AST Gabelli Small-Cap Value Portfolio."



13. Effective May 1, 2005, Alliance Capital Management, L.P. became Sub-adviser of the Portfolio. Prior to May 1, 2005, Sanford C. Bernstein & Co., LLC served as Sub-adviser of the Portfolio, then named "AST Sanford Bernstein Core Value Portfolio."



14. Effective May 1, 2005, Alliance Capital Management, L.P. became Sub-adviser of the Portfolio. Prior to May 1, 2005, Sanford C. Bernstein & Co., LLC served as Sub-adviser of the Portfolio, then named "AST Sanford Bernstein Managed Index 500 Portfolio."



15. (a) The AST Global Allocation Portfolio invests primarily in shares of other AST Portfolios (the "Underlying Portfolios"). The only management fee directly paid by the Portfolio is a 0.10% fee paid to Prudential Investments LLC and American Skandia Investment Services, Inc. The management fee shown in the chart for the Portfolio is (i) that 0.10% management fee paid by the Portfolio plus
(ii) an estimate of the management fees paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2004 using the management fee rates shown in the chart above.


   (b) The expense information shown in the chart for the Portfolio reflects (i) the expenses of the Portfolio itself plus (ii) an estimate of the expenses paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2004 using the expense rates for the Underlying Portfolios shown in the above chart.


   (c) Effective May 1, 2005, Prudential Investments, LLC became Sub-adviser of the Portfolio. Prior to May 1, 2005, Deutsche Asset Management, Inc. served as Sub-adviser of the Portfolio, then named "AST DeAM Global Allocation Portfolio."



16. Effective April 18, 2005, the name of the Fund was changed from "Evergreen VA Foundation Fund" to "Evergreen VA Balanced Fund."



17. The Fund was merged into the Evergreen VA Growth and Income Fund on April 15, 2005.



18. Effective April 18, 2005, the name of the Fund was changed from "Evergreen VA Growth and Income Fund" to "Evergreen VA Fundamental Large Cap Fund."



19. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.



20. Effective May 1, 2005, the name of the Portfolio was changed from "Growth Portfolio -- Service Shares" to "Large Cap Growth Portfolio -- Service Shares."

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING MUTUAL FUND FEES AND EXPENSES.

THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME THE MAXIMUM FEES AND EXPENSES OF ANY OF THE MUTUAL FUNDS, WHICH DO NOT REFLECT ANY EXPENSE REIMBURSEMENTS OR WAIVERS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE AS INDICATED IN THE TABLES THAT FOLLOW.


EXAMPLE 1A: Contract With Credit: Highest Daily Value Death Benefit; Guaranteed Minimum Income Benefit; Earnings Appreciator Benefit, Income Appreciator Benefit, and You Withdraw All Your Assets


This example assumes that:

-  You invest $10,000 in the Contract With Credit;


-  You choose the Highest Daily Value Death Benefit;


- You choose the Guaranteed Minimum Income Benefit (for contracts sold on or after January 20, 2004, or upon subsequent state approval);

-  You choose the Earnings Appreciator Benefit;

-  You choose the Income Appreciator Benefit;

- You allocate all of your assets to the variable investment option having the maximum total operating expenses;

-  The investment has a 5% return each year;

-  The mutual fund's total operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY


EXAMPLE 1b: Contract With Credit: Highest Daily Value Death Benefit, Guaranteed Minimum Income Benefit, Earnings Appreciator Benefit, Income Appreciator Benefit, and You Do Not Withdraw Your Assets


This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.


EXAMPLE 2a: Contract Without Credit: Highest Daily Value Death Benefit, Guaranteed Minimum Income Benefit, Earnings Appreciator Benefit, Income Appreciator Benefit, and You Withdraw All Your Assets


This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the Contract Without Credit.


EXAMPLE 2b: Contract Without Credit: Highest Daily Value Death Benefit, Guaranteed Minimum Income Benefit, Earnings Appreciator Benefit, Income Appreciator Benefit and You Do Not Withdraw Your Assets


This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 3a: Contract With Credit: Base Death Benefit, and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract With Credit;


-  You do not choose any optional insurance benefit;


- You allocate all of your assets to the variable investment option having the maximum total operating expenses;

-  The investment has a 5% return each year;

-  The mutual fund's total operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 3b: Contract With Credit: Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 3a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

EXAMPLE 4a: Contract Without Credit: Base Death Benefit, and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 3a except that it assumes that you invest in the Contract Without Credit.

EXAMPLE 4b: Contract Without Credit: Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 4a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

NOTES FOR EXPENSE EXAMPLES:

THESE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF PAST
OR FUTURE EXPENSES. ACTUAL EXPENSES
MAY BE GREATER OR LESS THAN THOSE
SHOWN.

Note that withdrawal charges (which
are reflected in Examples 1a, 2a,
3a and 4a) are assessed in
connection with some annuity
options, but not others.

The values shown in the 10 year
column are the same for Example 4a
and 4b, the same for Example 3a and
3b, the same for Example 2a and 2b,
and the same for Example 1a and 1b.
This is because if 10 years have
elapsed since your last purchase
payment, we would no longer deduct
withdrawal charges when you make a
withdrawal. The indicated examples
reflect the maximum withdrawal
charges, but in certain states
reduced withdrawal charges may
apply for certain ages.


The examples use an average
contract maintenance charge, which
we calculated based on our estimate
of the total contract fees we
expect to collect in 2005. Based on
these estimates, the contract
maintenance charge is included as
an annual charge of 0.024% of
contract value. Your actual fees
will vary based on the amount of
your contract and your specific
allocation among the investment
options.


Premium taxes are not reflected in
the examples. We deduct a charge to
approximate premium taxes that may
be imposed on us in your state.
This charge is generally deducted
from the amount applied to an
annuity payout option.

A table of accumulation unit values
appears in Appendix A to this
prospectus.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY


CONTRACT WITH CREDIT: HIGHEST DAILY VALUE DEATH BENEFIT; GUARANTEED MINIMUM
INCOME BENEFIT; EARNINGS APPRECIATOR BENEFIT; INCOME APPRECIATOR BENEFIT
--------------------------------------------------------------------------------
     EXAMPLE 1a:                             EXAMPLE 1b:
     IF YOU WITHDRAW YOUR ASSETS             IF YOU DO NOT WITHDRAW YOUR ASSETS
     ---------------------------------------------------------------------------
      1 YR      3 YRS     5 YRS    10 YRS    1 YR     3 YRS     5 YRS    10 YRS
     $1,258    $2,273    $3,196    $5,093    $506    $1,521    $2,538    $5,093



CONTRACT WITHOUT CREDIT: HIGHEST DAILY VALUE DEATH BENEFIT; GUARANTEED
MINIMUM INCOME BENEFIT; EARNINGS APPRECIATOR BENEFIT; INCOME APPRECIATOR
BENEFIT
--------------------------------------------------------------------------------
     EXAMPLE 2a:                             EXAMPLE 2b:
     IF YOU WITHDRAW YOUR ASSETS             IF YOU DO NOT WITHDRAW YOUR ASSETS
     ---------------------------------------------------------------------------
      1 YR      3 YRS     5 YRS    10 YRS    1 YR     3 YRS     5 YRS    10 YRS
     $1,107    $1,884    $2,666    $4,820    $477    $1,434    $2,396    $4,820



CONTRACT WITH CREDIT: BASE DEATH BENEFIT
---------------------------------------------------------------------------
    EXAMPLE 3a:                         EXAMPLE 3b:
    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
    -----------------------------------------------------------------------
     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
    $1,100   $1,812   $2,455   $3,751   $348    $1,060    $1,797    $3,751



CONTRACT WITHOUT CREDIT: BASE DEATH BENEFIT
---------------------------------------------------------------------------
    EXAMPLE 4a:                         EXAMPLE 4b:
    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
    -----------------------------------------------------------------------
     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
      $954   $1,440   $1,950   $3,516   $324      $990    $1,680    $3,516

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PART II SECTIONS 1-11

--------------------------------------------------------------------------------
STRATEGIC PARTNERS PLUS 3 PROSPECTUS

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

        1:
WHAT IS THE STRATEGIC PARTNERS PLUS 3

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------

THE STRATEGIC PARTNERS PLUS 3 VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE, WE OR US).

Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time on or after the third contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. (If you purchase the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract. Therefore, before purchasing an annuity in a tax-favored plan, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities compared with any other investment that you may use in connection with your retirement plan or arrangement.)

   There are two basic versions of Strategic Partners Plus 3 variable annuity.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

- may provide a lower interest rate for fixed interest rate options and the market value adjustment option than the Contract Without Credit, and

- may provide fewer available market value adjustment guarantee periods than the Contract Without Credit.

Contract Without Credit.

-  does not provide a credit,

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit,

- may provide a higher interest rate for fixed interest rate options and the market value adjustment option than the Contract With Credit, and

- may provide more market value adjustment guarantee periods than the Contract With Credit.

   Unless we state otherwise, when we use the word contract, it applies to both versions.

   Because of the higher withdrawal charges, if you choose the Contract With Credit and you withdraw a purchase payment, depending upon the performance of the investment options you choose, you may be worse off than if you had chosen the Contract Without Credit. We do not recommend purchase of either version of Strategic Partners Plus 3 if you anticipate having to withdraw a significant amount of your purchase payments within a few years of making those purchase payments.

   Strategic Partners Plus 3 is a variable annuity contract. During the accumulation phase, you can allocate your assets among the variable investment options, guaranteed fixed interest rate options and a market value adjustment option. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual fund(s) associated with that variable investment option.

   Because the underlying mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long (if applicable) the annuity payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning Strategic Partners Plus 3, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive, depending on applicable state law:

-  Your full purchase payment, less any applicable federal and state income tax;
   or

- The amount your contract is worth as of the day we receive your request, less any applicable federal and state income tax withholding. This amount may be more or less than your original payment. We impose neither a withdrawal charge nor any market value adjustment if you cancel your contract under this provision.

   If you have purchased the Contract With Credit, we will deduct any credit we had added to your contract value. To the extent dictated by state law, we will include in your refund the amount of any fees and charges that we deducted.

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------

THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY OF THE VARIABLE INVESTMENT OPTIONS, FIXED INTEREST RATE OPTIONS, AND A MARKET VALUE ADJUSTMENT OPTION.

The variable investment options invest in underlying mutual funds managed by leading investment advisers. These underlying mutual funds may sell their shares to both variable annuity and variable life separate accounts of different insurance companies, which could create the kinds of risks that are described in more detail in the current prospectus for the underlying mutual fund. The current prospectuses for the underlying mutual funds also contain other important information about the mutual funds. When you invest in a variable investment option that is funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference.

VARIABLE INVESTMENT OPTIONS


The following chart classifies each of the portfolios based on our assessment of their investment style (as of the date of this prospectus). The chart also provides a description of each portfolio's investment objective and a short, summary description of their key policies to assist you in determining which portfolios may be of interest to you. There is no guarantee that any portfolio will meet its investment objective. The name of the adviser/subadviser for each portfolio appears next to the description.



   The Jennison Portfolio, Prudential Equity Portfolio, Prudential Global Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, and each "SP" Portfolio of the Prudential Series Fund, are managed by an indirect, wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI) under a "manager-of-managers" approach. The SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio invest in other Prudential Series Fund Portfolios, and are managed by PI.


   Under the manager-of-managers approach, PI has the ability to assign subadvisers to manage specific portions of a portfolio, and the portion managed by a subadviser may vary from 0% to 100% of the portfolio's assets. The subadvisers that manage some or all of a Prudential Series Fund portfolio are listed on the following chart.


   The portfolios of the American Skandia Trust are co-managed by PI and American Skandia Investment Services, Incorporated, also under a manager-of-managers approach. American Skandia Investment Services, Incorporated is an indirect, wholly-owned subsidiary of Prudential Financial, Inc.


   A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.


   Pruco Life has entered into agreements with certain underlying portfolios and/or the investment adviser or distributor of such portfolios. Pruco Life may provide administrative and support services to such portfolios pursuant to the terms of these agreements and under which it receives a fee of up to 0.55% annually (as of May 2, 2005) of the average assets allocated to the portfolio under the contract. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as sub-accounts.


   As detailed in the Prudential Series Fund prospectus, although the Prudential Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Prudential Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.

--------------------------------------------------------------------------------

PART II  STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  JENNISON PORTFOLIO: seeks long-term growth of capital. The     Jennison Associates
                                   Portfolio invests primarily in equity securities of major,     LLC
                                   established corporations that the Sub-adviser believes offer above-average growth prospects.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   PRUDENTIAL EQUITY PORTFOLIO (SP MFS CAPITAL OPPORTUNITIES      GE Asset Management,
                                   PORTFOLIO MERGED INTO THIS PORTFOLIO): seeks long-term         Incorporated;
                                   growth of capital. The Portfolio invests at least 80% of its   Jennison Associates
                                   investable assets in common stocks of major established        LLC; Salomon Brothers
                                   corporations as well as smaller companies that the             Asset Management Inc.
                                   Sub-advisers believe offer attractive prospects of
                                   appreciation.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              PRUDENTIAL GLOBAL PORTFOLIO: seeks long-term growth of         Jennison Associates
                                   capital. The Portfolio invests primarily in common stocks      LLC
                                   (and their equivalents) of foreign and U.S. companies.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      PRUDENTIAL MONEY MARKET PORTFOLIO: seeks maximum current       Prudential Investment
                                   income consistent with the stability of capital and the        Management, Inc.
                                   maintenance of liquidity.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   PRUDENTIAL STOCK INDEX PORTFOLIO: seeks investment results     Quantitative
                                   that generally correspond to the performance of                Management Associates
                                   publicly-traded common stocks. With the price and yield        LLC
                                   performance of the Standard & Poor's 500 Composite Stock
                                   Price Index (S&P(R) 500) as the benchmark, the Portfolio
                                   normally invests at least 80% of investable assets in S&P
                                   500 stocks.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   PRUDENTIAL VALUE PORTFOLIO: seeks capital appreciation. The    Jennison Associates
                                   Portfolio invests primarily in common stocks that the          LLC
                                   Sub-adviser believes are undervalued -- those stocks that
                                   are trading below their underlying asset value, cash
                                   generating ability and overall earnings and earnings growth.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO: seeks         Prudential
                                   capital appreciation. The Portfolio seeks to achieve this      Investments LLC
                                   investment objective by investing in several other
                                   Prudential Series Fund Portfolios, which currently consist of domestic equity Portfolios and international equity
                                   Portfolios.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   SP AIM CORE EQUITY PORTFOLIO: seeks long-term growth of        A I M Capital
                                   capital. The Portfolio normally invests at least 80% of        Management, Inc.
                                   investable assets in equity securities, including
                                   convertible securities of established companies that have
                                   long-term above-average growth in earnings and growth
                                   companies that the Sub-adviser believes have the potential for above-average growth in earnings.
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PART II  STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  SP ALLIANCEBERNSTEIN LARGE-CAP GROWTH PORTFOLIO: seeks         Alliance Capital
                                   long-term capital growth. The Portfolio invests at least 80%   Management, L.P.
                                   of its total assets in the equity securities of a limited
                                   number of large, carefully selected, high-quality U.S.
                                   companies that are judged likely to achieve superior
                                   earnings growth. Normally, about 40-60 companies will be
                                   represented in the Portfolio, with the 25 companies most
                                   highly regarded by the Sub-adviser usually constituting
                                   approximately 70% of the Portfolio's net assets.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP BALANCED ASSET ALLOCATION PORTFOLIO: seeks to obtain the    Prudential
                                   highest potential total return consistent with the specified   Investments LLC
                                   level of risk tolerance. The Portfolio seeks to provide a
                                   balance between current income and growth of capital by
                                   investing in several other Prudential Series Fund
                                   Portfolios, which currently consist of fixed income
                                   Portfolios, domestic equity Portfolios, and international
                                   equity Portfolios.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO: seeks to obtain    Prudential
                                   the highest potential total return consistent with the         Investments LLC
                                   specified level of risk tolerance. The Portfolio seeks to
                                   provide current income with low to moderate capital
                                   appreciation by investing in several other Prudential Series
                                   Fund Portfolios, which currently consist of fixed income
                                   Portfolios, domestic equity Portfolios, and international
                                   equity Portfolios.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   SP DAVIS VALUE PORTFOLIO: seeks growth of capital. The         Davis Advisors
                                   Portfolio invests primarily in common stocks of U.S.
                                   companies with market capitalizations of at least $5
                                   billion. It may also invest in stocks of foreign companies and U.S. companies with smaller capitalizations.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO: seeks long-term    Goldman Sachs Asset
                                   capital appreciation. The Portfolio will seek its objective    Management, L.P.
                                   through investments primarily in equity securities that are believed to be undervalued in the marketplace. The Portfolio primarily seeks companies that are small-sized, based on the value of their outstanding stock.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP GROWTH ASSET ALLOCATION PORTFOLIO: seeks to obtain the      Prudential
                                   highest potential total return consistent with the specified   Investments LLC
                                   level of risk tolerance. The Portfolio seeks to provide
                                   long-term growth of capital with consideration also given to current income by investing in several other Prudential
                                   Series Fund Portfolios, which currently consist of domestic equity Portfolios, fixed income Portfolios, and
                                   international equity Portfolios.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   SP LARGE CAP VALUE PORTFOLIO: seeks long-term growth of        Hotchkis and Wiley
                                   capital. The Portfolio normally invests at least 80% of        Capital Management
                                   investable assets in common stocks and securities              LLC; J.P. Morgan
                                   convertible into common stock of companies that are believed   Investment Management
                                   to be undervalued and have an above-average potential to       Inc.
                                   increase in price, given the company's sales, earnings, book value, cash flow and recent performance. The Portfolio seeks to achieve its objective through investments primarily in
                                   equity securities of large capitalization companies.
-----------------------------------------------------------------------------------------------------------------------

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PART II  STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              SP LSV INTERNATIONAL VALUE PORTFOLIO (FORMERLY SP DEUTSCHE     LSV Asset Management
                                   INTERNATIONAL EQUITY PORTFOLIO): seeks capital growth. The
                                   Portfolio pursues its objective by primarily investing at
                                   least 80% of the value of its assets in the equity
                                   securities of companies in developed non-U.S. countries that are represented in the MSCI EAFE Index.
-----------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH                    SP MID CAP GROWTH PORTFOLIO (SP AIM AGGRESSIVE GROWTH          Calamos Advisors LLC
                                   PORTFOLIO MERGED INTO THIS PORTFOLIO): seeks long-term
                                   growth of capital. The Portfolio normally invests at least
                                   80% of investable assets in common stocks and related
                                   securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These
                                   securities typically are of medium market capitalizations, which the subadviser believes have above-average growth
                                   potential.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      SP PIMCO HIGH YIELD PORTFOLIO: seeks to maximize total         Pacific Investment
                                   return consistent with preservation of capital and prudent     Management Company
                                   investment management. The Portfolio will invest in a          LLC (PIMCO)
                                   diversified portfolio of fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three-to six-year time frame
                                   based on the Sub-adviser's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      SP PIMCO TOTAL RETURN PORTFOLIO: seeks to maximize total       Pacific Investment
                                   return consistent with preservation of capital and prudent     Management Company
                                   investment management. The Portfolio will invest in a          LLC (PIMCO)
                                   diversified portfolio of fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three-to six-year time frame
                                   based on the Sub-adviser's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH                    SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (SP TECHNOLOGY    Jennison Associates
                                   PORTFOLIO MERGED INTO THIS PORTFOLIO): seeks long-term         LLC
                                   capital appreciation. The Portfolio normally invests at
                                   least 80% of investable assets in equity securities of small and medium sized U.S. companies that the Sub-adviser
                                   believes have the potential for above-average earnings
                                   growth.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  SP SMALL-CAP GROWTH PORTFOLIO (FORMERLY SP STATE STREET        Neuberger Berman
                                   RESEARCH SMALL COMPANY GROWTH PORTFOLIO): seeks long-term      Asset Management
                                   capital growth. The Portfolio pursues its objective by         Inc./Eagle Asset
                                   primarily investing in the common stocks of                    Management
                                   small-capitalization companies.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO: seeks          Alliance Capital
                                   long-term growth of capital. The Portfolio normally invests    Management, L.P.;
                                   at least 65% of total assets in equity-related securities of   Jennison Associates
                                   U.S. companies that the Sub-advisers believe to have strong    LLC
                                   capital appreciation potential. The Portfolio's strategy is to combine the efforts of two subadvisers and to invest in the favorite stock selection ideas of three portfolio
                                   managers (two of whom invest as a team).
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PART II  STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO: seeks         William Blair &
                                   long-term growth of capital. The Portfolio invests primarily   Company, LLC
                                   in equity-related securities of foreign issuers that the
                                   Sub-adviser thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal
                                   circumstances, the Portfolio invests at least 65% of its
                                   total assets in common stock of foreign companies operating or based in at least five different countries.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO: seeks long-term   J.P. Morgan Fleming
                                   capital growth by investing in a diversified portfolio of      Asset Management
                                   international equity securities. The Portfolio seeks to meet its objective by investing, under normal market conditions, at least 80% of its assets in a diversified portfolio of
                                   equity securities of companies located or operating in
                                   developed non-U.S. countries and emerging markets of the
                                   world.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              AST MFS GLOBAL EQUITY PORTFOLIO: seeks capital growth. Under   Massachusetts
                                   normal circumstances the Portfolio invests at least 80% of     Financial Services
                                   its assets in equity securities of U.S. and foreign issuers    Company
                                   (including issuers in developing countries). The Portfolio generally seeks to purchase securities of companies with
                                   relatively large market capitalizations relative to the
                                   market in which they are traded.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  AST DEAM SMALL-CAP GROWTH PORTFOLIO: seeks maximum growth of   Deutsche Asset
                                   investors' capital from a portfolio of growth stocks of        Management, Inc.
                                   smaller companies. The Portfolio pursues its objective,
                                   under normal circumstances, by primarily investing at least
                                   80% of its total assets in the equity securities of
                                   small-sized companies included in the Russell 2000 Growth(R)
                                   Index.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO: seeks capital       Federated Equity
                                   growth. The Portfolio pursues its investment objective by      Management Company of
                                   investing primarily in the stocks of small companies that      Pennsylvania/
                                   are traded on national security exchanges, the NASDAQ stock    Federated Global
                                   exchange and the over-the-counter-market.                      Investment Management
                                                                                                  Corp.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   AST SMALL-CAP VALUE PORTFOLIO (FORMERLY AST GABELLI            Integrity Asset
                                   SMALL-CAP VALUE PORTFOLIO): seeks to provide long-term         Management, Lee
                                   capital growth by investing primarily in small-                Munder Capital Group,
                                   capitalization stocks that appear to be undervalued. The       J.P. Morgan Fleming
                                   Portfolio will have a non-fundamental policy to invest,        Asset Management
                                   under normal circumstances, at least 80% of the value of its assets in small capitalization companies.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   AST DEAM SMALL-CAP VALUE PORTFOLIO: seeks maximum growth of    Deutsche Asset
                                   investors' capital. The Portfolio pursues its objective,       Management, Inc.
                                   under normal market conditions, by primarily investing at
                                   least 80% of its total assets in the equity securities of
                                   small-sized companies included in the Russell 2000(R) Value
                                   Index.
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PART II  STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP GROWTH                    AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO: seeks long-term    Goldman Sachs Asset
                                   capital growth. The Portfolio pursues its investment           Management, L.P.
                                   objective by investing primarily in equity securities
                                   selected for their growth potential, and normally invests at least 80% of the value of its assets in medium
                                   capitalization companies.
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP GROWTH                    AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO: seeks capital   Neuberger Berman
                                   growth. Under normal market conditions, the Portfolio          Management Inc.
                                   primarily invests at least 80% of its net assets in the
                                   common stocks of mid-cap companies. The Sub-adviser looks
                                   for fast-growing companies that are in new or rapidly
                                   evolving industries.
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP VALUE                     AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO: seeks capital    Neuberger Berman
                                   growth. Under normal market conditions, the Portfolio          Management Inc.
                                   primarily invests at least 80% of its net assets in the
                                   common stocks of mid-cap companies. Under the Portfolio's
                                   value-oriented investment approach, the Sub-adviser looks
                                   for well-managed companies whose stock prices are
                                   undervalued and that may rise in price before other
                                   investors realize their worth.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST ALGER ALL-CAP GROWTH PORTFOLIO: seeks long-term capital    Fred Alger
                                   growth. The Portfolio invests primarily in equity              Management, Inc.
                                   securities, such as common or preferred stocks, that are
                                   listed on U.S. exchanges or in the over-the-counter market.
                                   The Portfolio may invest in the equity securities of
                                   companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-adviser's assessment of particular companies and market conditions.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST GABELLI ALL-CAP VALUE PORTFOLIO: seeks capital growth.     GAMCO Investors, Inc.
                                   The Portfolio pursues its objective by investing primarily in readily marketable equity securities including common
                                   stocks, preferred stocks and securities that may be
                                   converted at a later time into common stock. The Portfolio may invest in the securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-adviser's assessment of particular
                                   companies and market conditions.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO: seeks           T. Rowe Price
                                   long-term capital growth primarily through the common stocks   Associates, Inc.
                                   of companies that own or develop natural resources (such as energy products, precious metals and forest products) and
                                   other basic commodities. The Portfolio normally invests
                                   primarily (at least 80% of its total assets) in the common stocks of natural resource companies whose earnings and
                                   tangible assets could benefit from accelerating inflation.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  AST MFS GROWTH PORTFOLIO: seeks long-term capital growth and   Massachusetts
                                   future income. Under normal market conditions, the Portfolio   Financial Services
                                   invests at least 80% of its total assets in common stocks      Company
                                   and related securities, such as preferred stocks,
                                   convertible securities and depositary receipts, of companies that the Sub-adviser believes offer better than average
                                   prospects for long-term growth.
-----------------------------------------------------------------------------------------------------------------------

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PART II  STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  AST MARSICO CAPITAL GROWTH PORTFOLIO: seeks capital growth.    Marsico Capital
                                   Income realization is not an investment objective and any      Management, LLC
                                   income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective. The
                                   Portfolio will pursue its objective by investing primarily in common stocks of larger, more established companies.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO: seeks         Goldman Sachs Asset
                                   growth of capital in a manner consistent with the              Management, L.P.
                                   preservation of capital. Realization of income is not a
                                   significant investment consideration and any income realized on the Portfolio's investments, therefore, will be
                                   incidental to the Portfolio's objective. The Portfolio will pursue its objective by investing primarily in equity
                                   securities of companies that the Sub-adviser believes have potential to achieve capital appreciation over the
                                   long-term.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST DEAM LARGE-CAP VALUE PORTFOLIO: seeks maximum growth of    Deutsche Asset
                                   capital by investing primarily in the value stocks of larger   Management, Inc.
                                   companies. The Portfolio pursues its objective, under normal market conditions, by primarily investing at least 80% of
                                   the value of its assets in the equity securities of
                                   large-sized companies included in the Russell 1000(R) Value
                                   Index.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO: seeks          Alliance Capital
                                   capital growth by investing approximately 50% of its assets    Management, L.P.
                                   in growth stocks of large companies and approximately 50% of its assets in value stocks of large companies. The Portfolio will invest primarily in common stocks of large U.S.
                                   companies included in the Russell 1000(R) Index.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (FORMERLY AST       Alliance Capital
                                   SANFORD BERNSTEIN CORE VALUE PORTFOLIO): seeks long-term       Management, L.P.
                                   capital growth by investing primarily in common stocks. The
                                   Sub-adviser expects that the majority of the Portfolio's
                                   assets will be invested in the common stocks of large
                                   companies that appear to be undervalued.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST COHEN & STEERS REALTY PORTFOLIO: seeks to maximize total   Cohen & Steers
                                   return through investment in real estate securities. The       Capital Management,
                                   Portfolio pursues its investment objective by investing,       Inc.
                                   under normal circumstances, at least 80% of its net assets in securities of real estate issuers.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO (FORMERLY    Alliance Capital
                                   AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO): seeks to   Management, L.P.
                                   outperform the Standard & Poor's 500 Composite Stock Price
                                   Index (the "S&P (R) 500") through stock selection resulting in different weightings of common stocks relative to the
                                   index. The Portfolio will invest, under normal
                                   circumstances, at least 80% of its net assets in securities included in the S&P 500.
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PART II  STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO: seeks          American Century
                                   capital growth with current income as a secondary objective.   Investment
                                   The Portfolio invests primarily in common stocks that offer    Management, Inc.
                                   potential for capital growth, and may, consistent with its investment objective, invest in stocks that offer potential for current income.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO: seeks         Alliance Capital
                                   long-term growth of capital and income while attempting to     Management, L.P.
                                   avoid excessive fluctuations in market value. The Portfolio normally will invest in common stocks (and securities
                                   convertible into common stocks).
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO: seeks          Hotchkis and Wiley
                                   current income and long- term growth of income, as well as     Capital Management,
                                   capital appreciation. The Portfolio invests, under normal      LLC
                                   circumstances, at least 80% of its net assets plus
                                   borrowings for investment purposes in common stocks of large cap U.S. companies, that have a high cash dividend or payout yield relative to the market.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST GLOBAL ALLOCATION PORTFOLIO (FORMERLY AST DEAM GLOBAL      Prudential
                                   ALLOCATION PORTFOLIO): seeks to obtain the highest potential   Investments LLC
                                   total return consistent with a specified level of risk
                                   tolerance. The Portfolio seeks to achieve its investment
                                   objective by investing in several other AST Portfolios
                                   ("Underlying Portfolios"). The Portfolio intends its
                                   strategy of investing in combinations of Underlying
                                   Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous
                                   investments.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO: seeks       American Century
                                   capital growth and current income. The Sub-adviser intends     Investment
                                   to maintain approximately 60% of the Portfolio's assets in     Management, Inc.
                                   equity securities and the remainder in bonds and other fixed income securities.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO: seeks a high     T. Rowe Price
                                   level of total return by investing primarily in a              Associates, Inc.
                                   diversified portfolio of fixed income and equity securities.
                                   The Portfolio normally invests approximately 60% of its
                                   total assets in equity securities and 40% in fixed income
                                   securities. This mix may vary depending on the Sub-adviser's outlook for the markets.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST T. ROWE PRICE GLOBAL BOND PORTFOLIO: seeks to provide      T. Rowe Price
                                   high current income and capital growth by investing in         International, Inc.
                                   high-quality foreign and U.S. dollar-denominated bonds. The
                                   Portfolio will invest at least 80% of its total assets in
                                   fixed income securities, including high quality bonds issued or guaranteed by U.S. or foreign governments or their
                                   agencies and by foreign authorities, provinces and
                                   municipalities as well as investment grade corporate bonds and mortgage and asset-backed securities of U.S. and foreign issuers.
-----------------------------------------------------------------------------------------------------------------------

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PART II  STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST GOLDMAN SACHS HIGH YIELD PORTFOLIO: seeks a high level     Goldman Sachs Asset
                                   of current income and may also consider the potential for      Management, L.P.
                                   capital appreciation. The Portfolio invests, under normal
                                   circumstances, at least 80% of its net assets plus any
                                   borrowings for investment purposes (measured at time of
                                   purchase) in high-yield, fixed-income securities that, at
                                   the time of purchase, are non-investment grade securities.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST LORD ABBETT BOND-DEBENTURE PORTFOLIO: seeks high current   Lord, Abbett & Co.
                                   income and the opportunity for capital appreciation to         LLC
                                   produce a high total return. To pursue its objective, the
                                   Portfolio will invest, under normal circumstances, at least
                                   80% of the value of its assets in fixed income securities
                                   and normally invests primarily in high yield and investment grade debt securities, securities convertible into common
                                   stock and preferred stocks.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST PIMCO LIMITED MATURITY BOND PORTFOLIO: seeks to maximize   Pacific Investment
                                   total return consistent with preservation of capital and       Management Company
                                   prudent investment management. The Portfolio will invest in    LLC (PIMCO)
                                   a diversified portfolio of fixed-income securities of
                                   varying maturities. The average portfolio duration of the
                                   Portfolio generally will vary within a one- to three-year
                                   time frame based on the Sub-adviser's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        EVERGREEN VA BALANCED FUND (FORMERLY EVERGREEN VA FOUNDATION   Evergreen Investment
                                   FUND): seeks capital growth and current income. The Fund       Management Company,
                                   invests in a combination of debt securities, common stocks,    LLC
                                   preferred stocks and securities convertible or exchangeable for common stocks of large U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 1000(R) Index, at the time of purchase).
                                   Under normal circumstances, the Fund will invest at least
                                   25% of its assets in debt securities and the remainder in
                                   equity securities.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   EVERGREEN VA FUNDAMENTAL LARGE CAP FUND (FORMERLY EVERGREEN    Evergreen Investment
                                   VA GROWTH AND INCOME FUND, SUCCESSOR TO EVERGREEN VA           Management Company,
                                   FUND): seeks capital growth with the potential for current     LLC
                                   income. The Fund invests primarily in common stocks of large
                                   U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 1000(R) Index, at the time of purchase).
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  EVERGREEN VA GROWTH FUND: seeks long-term capital growth.      Evergreen Investment
                                   The Fund invests at least 75% of its assets in common stocks   Management Company,
                                   of small- and medium-sized companies (i.e., companies whose    LLC
                                   market capitalizations fall within the range of the Russell
                                   2000(R) Growth Index, at the time of purchase).
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              EVERGREEN VA INTERNATIONAL EQUITY FUND: seeks long-term        Evergreen Investment
                                   capital growth and secondarily, modest income. The Fund        Management Company,
                                   normally invests 80% of its assets in equity securities        LLC
                                   issued by established, quality, non-U.S. companies located in countries with developed markets and may purchase across all market capitalizations. The Fund normally invests at
                                   least 65% of its assets in securities of companies in at
                                   least three different countries (other than the U.S.).
-----------------------------------------------------------------------------------------------------------------------

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PART II  STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
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 SPECIALTY                         EVERGREEN VA OMEGA FUND: seeks long-term capital growth. The   Evergreen Investment
                                   Fund invests primarily, and under normal conditions,           Management Company,
                                   substantially all of its assets in common stocks and           LLC
                                   securities convertible into common stocks of U.S. companies across all market capitalizations.
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 SMALL CAP VALUE                   EVERGREEN VA SPECIAL VALUES FUND: seeks capital growth in      Evergreen Investment
                                   the value of its shares. The Fund normally invests at least    Management Company,
                                   80% of its assets in common stocks of small U.S. companies     LLC
                                   (i.e. companies whose market capitalizations fall within the range of the Russell 2000(R)Index, at the time of purchase).
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 INTERNATIONAL EQUITY              GVIT DEVELOPING MARKETS FUND: seeks long-term capital          Gartmore Global Asset
                                   appreciation, under normal conditions by investing at least    Management
                                   80% of its total assets in stocks of companies of any size     Trust/Gartmore Global
                                   based in the world's developing economies. Under normal        Partners
                                   market conditions, investments are maintained in at least
                                   six countries at all times and no more than 35% of total
                                   assets in any single one of them.
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 LARGE CAP GROWTH                  JANUS ASPEN SERIES: LARGE CAP GROWTH PORTFOLIO -- SERVICE      Janus Capital
                                   SHARES (FORMERLY GROWTH PORTFOLIO -- SERVICE SHARES): seeks    Management LLC
                                   long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio has a non-
                                   fundamental policy to invest, under normal circumstances, at least 80% of its net assets in large-sized companies.
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WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED


                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

FIXED INTEREST RATE OPTIONS

We offer two fixed interest rate options:

-  a one-year fixed interest rate option, and

-  a dollar cost averaging fixed rate option (DCA Fixed Rate Option).

   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time they will not be less than the minimum interest rate indicated in your contract which can range from 1% to 3%. We may offer lower interest rates for Contracts With Credit than for Contracts Without Credit.

   Payments allocated to the fixed interest rate options become part of Pruco Life's general assets.

ONE-YEAR FIXED INTEREST RATE OPTION

We set a one-year base guaranteed annual interest rate for the one-year fixed interest rate option. Additionally, we may provide a higher interest rate on each purchase payment allocated to this option for the first year after the payment. This higher interest rate will not apply to amounts transferred from other investment options within the contract or amounts remaining in this option for more than one year.

DOLLAR COST AVERAGING FIXED RATE OPTION

You may allocate all or part of any purchase payment to the DCA Fixed Rate Option. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options and/or to the one-year fixed interest rate option, as you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred. You may not transfer from other investment options to the DCA Fixed Rate Option. Transfers to the one-year fixed interest rate option will remain in the general account.

   If you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $2,000. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payment allocated to the DCA Fixed Rate Option transferred to the selected variable investment options, or to the one-year fixed interest rate option in either six or twelve monthly installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.)

   If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the investment options into which the DCA Fixed Rate Option assets are transferred. You may make a one time transfer of the remaining value out of your DCA Fixed Rate Option, if you so choose. Transfers from the DCA Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.

   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the monthly transfer amount below $100, we will transfer

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STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

MARKET VALUE ADJUSTMENT OPTION

Under the market value adjustment option, we may offer one or more of several guarantee periods provided that the interest rate we are able to declare will be no less than 3% interest annually with respect to any guarantee period. We may offer fewer available guarantee periods in Contracts With Credit than in Contracts Without Credit. This option is not available for contracts issued in some states. Please see your contract. The market value adjustment option is registered separately from the variable investment options, and the amount of market value adjustment option securities registered is stated in that registration statement.

   IF AMOUNTS ARE WITHDRAWN FROM A GUARANTEE PERIOD, OTHER THAN DURING THE 30-DAY PERIOD IMMEDIATELY FOLLOWING THE END OF THE GUARANTEE PERIOD, THEY WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT EVEN IF THEY ARE NOT SUBJECT TO A WITHDRAWAL CHARGE.

   You will earn interest on your invested purchase payment at the rate that we have declared for the guarantee period you have chosen. You must invest at least $1,000 if you choose this option. We may offer lower interest rates for Contracts With Credit than for Contracts Without Credit.

   We refer to interest rates as annual rates, although we credit interest within each guarantee period on a daily basis. The daily interest that we credit is equal to the pro rated portion of the interest that would be earned on an annual basis. We credit interest from the business day on which your purchase payment is received in good order at the Prudential Annuity Service Center until the earliest to occur of any of the following events: (a) full surrender of the contract, (b) commencement of annuity payments or settlement, (c) end of the guarantee period, (d) transfer of the value in the guarantee period, (e) payment of a death benefit, or (f) the date the amount is withdrawn.

   During the 30-day period immediately following the end of a guarantee period, we allow you to do any of the following, without the imposition of the market value adjustment:

(a) withdraw or transfer the value in the guarantee period,

(b) allocate the value to another available guarantee period or other investment option (provided that the new guarantee period ends prior to the annuity date). You will receive the interest rate applicable on the date we receive your instruction, or

(c) apply the value in the guarantee period to the annuity or settlement option of your choice.

If we do not receive instructions from you concerning the disposition of the contract value in your maturing guarantee period, we will reinvest the amount in the Prudential Money Market Portfolio investment option.

   During the 30-day period immediately following the end of the guarantee period, or until you elect to do (a), (b) or (c) listed immediately above, you will receive the current interest rate applicable to the guarantee period having the same duration as the guarantee period that just matured, which is offered on the day immediately following the end of the matured guarantee period. However, if at that time we do not offer a guarantee period with the same duration as that which matured, you will then receive the current interest rate applicable to the shortest guarantee period then offered.

   Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed by us and the interest amount that your money will earn is guaranteed by us to be at least 3%.

   Payments allocated to the market value adjustment option are held as a separate pool of assets. Any gains or losses experienced by these assets will not directly affect the contracts. The strength of our guarantees under these options is based on the overall financial strength of Pruco Life.

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WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

MARKET VALUE ADJUSTMENT

When you allocate a purchase payment or transfer contract value to a guarantee period, we use that money to buy and sell securities and other instruments to support our obligation to pay interest. Generally, we buy bonds for this purpose. The duration of the bonds and other instruments that we buy with respect to a particular guarantee period is influenced significantly by the length of the guarantee period. For example, we typically would acquire longer-duration bonds with respect to the 10 year guarantee period than we do for the 3 year guarantee period. The value of these bonds is affected by changes in interest rates, among other factors. The market value adjustment that we assess against your contract value if you withdraw or transfer outside the 30-day period discussed above involves our attributing to you a portion of our investment experience on these bonds and other instruments.

   For example, if you make a full withdrawal when interest rates have risen since the time of your investment, the bonds and other investments in the guarantee period likely would have decreased in value, meaning that we would impose a "negative" market value adjustment on you (i.e., one that results in a reduction of the withdrawal proceeds that you receive). For a partial withdrawal, we would deduct a negative market value adjustment from your remaining contract value. Conversely, if interest rates have decreased, the market value adjustment would be positive.

   Other things you should know about the market value adjustment include the following:

- We determine the market value adjustment according to a mathematical formula, which is set forth at the end of this prospectus under the heading "Market-Value Adjustment Formula." In that section of the prospectus, we also provide hypothetical examples of how the formula works.

- A negative market value adjustment could cause you to lose not only the interest you have earned but also a portion of your principal.

- In addition to imposing a market value adjustment on withdrawals, we also will impose a market value adjustment on the contract value you apply to an annuity or settlement option, unless you annuitize within the 30-day period discussed above. The laws of certain states may prohibit us from imposing a market value adjustment on the annuity date.

   YOU SHOULD REALIZE, HOWEVER, THAT APART FROM THE MARKET VALUE ADJUSTMENT, THE VALUE OF THE BENEFIT IN YOUR GUARANTEE PERIOD DOES NOT DEPEND ON THE INVESTMENT PERFORMANCE OF THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD WITH RESPECT TO YOUR GUARANTEE PERIOD. APART FROM THE EFFECT OF ANY MARKET VALUE ADJUSTMENT, WE DO NOT PASS THROUGH TO YOU THE GAINS OR LOSSES ON THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD IN CONNECTION WITH A GUARANTEE PERIOD.


TRANSFERS AMONG OPTIONS

Subject to certain restrictions, you can transfer money among the variable investment options and the one-year fixed interest rate option. The minimum transfer amount is the lesser of $250 or the amount in the investment option from which the transfer is to be made. In addition, you can transfer your contract value out of a market value adjustment guarantee period into another market value adjustment guarantee period, into a variable investment option, or into the one-year fixed interest rate option, although a market value adjustment will apply to any transfer you make outside the 30-day period discussed above. You may transfer contract value into the market value adjustment option at any time, provided it is at least $1,000.


   In general, you may make your transfer request by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following unauthorized telephone or electronic instructions that we reasonably believed to be genuine. Your transfer request will take effect at the end of the business day on which it was received in good order by us, or by certain entities that we have specifically designated. Our business day generally closes at 4:00 p.m. Eastern time. Our business day may close earlier, for example if regular trading on the New York Stock Exchange closes early. Transfer requests received after the close of the business day will take effect at the end of the next business day.

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STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

   With regard to the market value adjustment option, you can specify the guarantee period from which you wish to transfer. If you request a transfer from the market value adjustment option, but you do not specify the guarantee period from which funds are to be taken, then we will transfer funds from the guarantee period that has the least time remaining until its maturity date.

   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST RATE OPTION, OTHER THAN THE DCA FIXED RATE OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA FIXED RATE OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT.

   During the contract accumulation phase, you can make up to 12 transfers each contract year, among the investment options, without charge. Currently we charge $25 for each transfer after the twelfth in a contract year, and we have the right to increase this charge up to $30. (Dollar Cost Averaging and Auto-Rebalancing transfers do not count toward the 12 free transfers per year.)


   For purposes of the 12 free transfers per year that we allow, we will treat multiple transfers that are submitted on the same business day as a single transfer.


ADDITIONAL TRANSFER RESTRICTIONS


We limit your ability to transfer among your contract's variable investment options as permitted by applicable law. We impose a yearly restriction on transfers. Specifically, once you have made 20 transfers among the subaccounts during a contract year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this transfer restriction, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same business day as a single transfer, and (iii) do not count any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.


   Frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a portfolio manager to manage an underlying mutual fund's investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. For those reasons, the contract was not designed for persons who make programmed, large, or frequent transfers.

   In light of the risks posed to contract owners and other fund investors by frequent transfers, we reserve the right to limit the number of transfers in any contract year for all existing or new contract owners, and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any contract year or to refuse any transfer request for an owner or certain owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on accumulation unit values or the share prices of the underlying mutual funds; or (b) we are informed by a fund (e.g., by the fund's portfolio manager) that the purchase or redemption of fund shares must be restricted because the fund believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected fund. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular underlying mutual fund. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

- With respect to each variable investment option (other than the Prudential Money Market Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the option. If you transfer such amount into a particular variable investment option, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another variable investment option, then upon the Transfer Out, the former variable investment option becomes

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WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED


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STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

   restricted (the "Restricted Option"). Specifically, we will not permit subsequent transfers into the Restricted Option for 90 calendar days after the Transfer Out if the Restricted Option invests in a non-international fund, or 180 calendar days after the Transfer Out if the Restricted Option invests in an international fund. For purposes of this rule, we do not (i) count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals and (ii) categorize as a transfer the first transfer that you make after the contract date, if you make that transfer within 30 calendar days after the contract date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your contract at any time.

- We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving a variable investment option on the business day subsequent to the business day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to contract owners that explains the practice in detail. In addition, if we do implement a delayed exchange policy, we will apply the policy on a uniform basis to all contracts in the relevant class.


- We may impose specific restrictions on financial transactions (including transfer requests) for certain portfolios based on the portfolio's investment and/or transfer restrictions. We may do so to conform to any present or future restriction that is imposed by any portfolio available under this contract.


- If we deny one or more transfer requests under the foregoing rules, we will inform you promptly of the circumstances concerning the denial.

- We will not implement these rules in jurisdictions that have not approved contract language authorizing us to do so, or may implement different rules in certain jurisdictions if required by such jurisdictions. Contract owners in jurisdictions with such limited transfer restrictions, and contract owners who own variable life insurance or variable annuity contracts (regardless of jurisdiction) that do not impose the above-referenced transfer restrictions, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Because contract owners who are not subject to the same transfer restrictions may have the same underlying mutual fund portfolios available to them, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly, and will not waive a transfer restriction for any contract owner.

   Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

DOLLAR COST AVERAGING


The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option into any other variable investment options or the one-year fixed interest rate option. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in declining markets.



   Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. You can allocate subsequent purchase payments to be transferred under this option at any time.


   Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

particular transfer date, the transfer will take effect on the next business day.

   Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is available only during the contract accumulation phase and is offered without charge.

ASSET ALLOCATION PROGRAM

We recognize the value of having asset allocation models when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. Your asset allocation will be prepared based on your answers to the questionnaire. You will not be charged for this service and you are not obligated to participate or to invest according to program recommendations.

   Asset allocation is a sophisticated method of diversification which allocates assets among classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program recommendations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time. You should consult your representative before electing any asset allocation program.

AUTO-REBALANCING

Once your money has been allocated among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation percentage or to a subsequent allocation percentage you select. We will rebalance only the variable investment options that you have designated. If you also participate in the DCA feature, then the variable investment option from which you make the DCA transfers will not be rebalanced.

   You may choose to have your rebalancing occur monthly, quarterly, semiannually, or annually. The rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers you make because of auto-rebalancing are not counted toward the 12 free transfers you are allowed per year. This feature is available only during the contract accumulation phase, and is offered without charge. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.


SCHEDULED TRANSACTIONS



Scheduled transactions include transfers under dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, minimum distributions or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a business day. In that case, the transaction will be processed and valued on the next business day, unless the next business day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior business day.


VOTING RIGHTS

We are the legal owner of the shares of the underlying mutual funds used by the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a proxy which is a form that you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with

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WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED


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STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as shares for which we receive instructions from contract owners. We may change the way your voting instructions are calculated if it is required or permitted by federal or state regulation.

SUBSTITUTION

We may substitute one or more of the underlying mutual funds used by the variable investment options. We may also cease to allow investments in existing funds. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make.

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STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE

        INCOME PHASE? (ANNUITIZATION)
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PAYMENT PROVISIONS

We can begin making annuity payments any time on or after the third contract anniversary (or as required by state law if different). Annuity payments must begin no later than the contract anniversary coinciding with or next following the annuitant's 95th birthday (unless we agree to another date).

   Upon annuitization, any value in a guarantee period of the market value adjustment option may be subject to a market value adjustment.

   The Strategic Partners Plus 3 variable annuity contract offers an optional Guaranteed Minimum Income Benefit, which we describe below. Your annuity options vary depending upon whether you choose this benefit.


   Depending upon the annuity option you choose, you may incur a withdrawal charge when the income phase begins. Currently, if permitted by state law, we deduct any applicable withdrawal charge if you choose Option 1 for a period shorter than five years, Option 3, or certain other annuity options that we may make available. We do not deduct a withdrawal charge if you choose Option 1 for a period of five years or longer or Option 2. For information about withdrawal charges, see Section 8, "What Are The Expenses Associated With The Strategic Partners Plus 3 Contract?"


PAYMENT PROVISIONS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT


We make the income plans described below available at any time before the annuity date. These plans are called "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. If an annuity option is not selected by the annuity date, the Life Income Annuity Option (Option 2, described below) will automatically be selected unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS. IN ADDITION TO THE ANNUITY PAYMENT OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT IF YOU CHOOSE THE OPTIONAL LIFETIME FIVE INCOME BENEFIT, THERE ARE ADDITIONAL ANNUITY PAYMENT OPTIONS THAT ARE ASSOCIATED WITH THAT BENEFIT. SEE SECTION 5 OF THIS PROSPECTUS FOR ADDITIONAL DETAILS.


OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. The amount of the lump sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. The interest rate will be at least 3% a year.

OPTION 2
LIFE INCOME ANNUITY OPTION

Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate will be at least 3% a year.

   If an annuity option is not selected by the annuity date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

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WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION) CONTINUED
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STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

OPTION 3
INTEREST PAYMENT OPTION

Under this option, we will credit interest on the adjusted contract value until you request payment of all or part of the adjusted contract value. We can make interest payments on a monthly, quarterly, semiannual, or annual basis or allow the interest to accrue on your contract assets. Under this option, we will pay you interest at an effective rate of at least 3% a year. This option is not available if you hold your contract in an IRA.

   Under this option, all gain in the annuity will be taxable as of the annuity date, however, you can withdraw part or all of the contract value that we are holding at any time.

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your annuity date.

TAX CONSIDERATIONS


If your contract is held under a tax-favored plan, you should consider the minimum distribution requirements when selecting your annuity option.


   If a contract is held in connection with "qualified" retirement plans (such as a Section 401(k) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

GUARANTEED MINIMUM INCOME BENEFIT


   The Guaranteed Minimum Income Benefit (GMIB), is an optional feature that guarantees that once the income period begins, your income payments will be no less than the GMIB protected value applied to the GMIB guaranteed annuity purchase rates. If you want the Guaranteed Minimum Income Benefit, you must elect it when you make your initial purchase payment. Once elected, the Guaranteed Minimum Income Benefit cannot be revoked. This feature may not be available in your state. You may not elect both GMIB and the Lifetime Five Income Benefit.


   The GMIB protected value is calculated daily and is equal to the GMIB roll-up until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries, or number of years since the last GMIB reset, as described below. At this point, the GMIB protected value will be increased by any subsequent invested purchase payments and reduced by the effect of withdrawals.

   The Guaranteed Minimum Income Benefit is subject to certain restrictions described below.

- The annuitant must be 75 or younger in order for you to elect the Guaranteed Minimum Income Benefit.

- If you choose the Guaranteed Minimum Income Benefit, we will impose an annual charge equal to 0.50% for contracts sold on or after January 20, 2004, or upon subsequent state approval (0.45% for all other contracts), of the average GMIB protected value described below. In some states this fee may be lower.

- Under the contract terms governing the GMIB, we can require GMIB participants to invest only in designated underlying mutual funds or can require GMIB participants to invest according to an asset allocation model.

- TO TAKE ADVANTAGE OF THE GUARANTEED MINIMUM INCOME BENEFIT, YOU MUST WAIT A CERTAIN AMOUNT OF TIME BEFORE YOU BEGIN THE INCOME PHASE. THE WAITING PERIOD IS THE PERIOD EXTENDING FROM THE CONTRACT DATE TO THE 7TH CONTRACT ANNIVERSARY BUT, IF THE GUARANTEED MINIMUM INCOME BENEFIT HAS BEEN RESET (AS DESCRIBED BELOW), THE WAITING PERIOD IS THE 7 YEAR PERIOD BEGINNING WITH THE DATE OF THE MOST RECENT RESET.

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   Once the waiting period has elapsed, you will have a 30-day period each year, beginning on the contract anniversary (or in the case of a reset, the anniversary of the most recent reset), during which you may begin the income phase with the Guaranteed Minimum Income Benefit by submitting the necessary forms in good order to the Prudential Annuity Service Center.

GMIB ROLL-UP

The GMIB roll-up is equal to the invested purchase payments (after a reset, the contract value at the time of the reset), increased daily at an effective annual interest rate of 5% starting on the date each invested purchase payment is made, until the cap is reached (GMIB roll-up cap). We will reduce this amount by the effect of withdrawals. The GMIB roll-up cap is equal to two times each invested purchase payment (for a reset, two times the sum of (1) the contract value at the time of the reset, and (2) any invested purchase payments made subsequent to the reset).

   Even if the GMIB roll-up cap has not been reached, we will nevertheless stop increasing the GMIB roll-up value by the effective annual interest rate on the latest of:

- the contract anniversary coinciding with or next following the annuitant's 80th birthday,

-  the 7th contract anniversary, or

-  7 years from the most recent GMIB reset (as described below).

   However, even if we stop increasing the GMIB roll-up value by the effective annual interest rate, we will still increase the GMIB protected value by subsequent invested purchase payments, reduced proportionally by withdrawals.

EFFECT OF WITHDRAWALS


In any contract year when the GMIB protected value is increasing at the rate of 5%, withdrawals will first reduce the GMIB protected value on a dollar-for-dollar basis, by the same dollar amount of the withdrawal up to the first 5% of GMIB protected value calculated on the contract anniversary (or, during the first contract year, on the contract date). Any withdrawals made after the dollar-for-dollar limit has been reached will proportionally reduce the GMIB protected value. We calculate the proportional reduction by dividing the contract value after the withdrawal by the contract value immediately following the withdrawal of any available dollar-for-dollar amount. The resulting percentage is multiplied by the GMIB protected value after subtracting the amount of the withdrawal that does not exceed 5%. In each contract year during which the GMIB protected value has stopped increasing at the 5% rate, withdrawals will reduce the GMIB protected value proportionally. The GMIB roll-up cap is reduced by the sum of all reductions described above.



   The following examples of dollar-for-dollar and proportional reductions assume: 1.) the contract date and the effective date of the GMIB are January 1, 2006; 2.) an initial purchase payment of $250,000; 3.) an initial GMIB protected value of $250,000; 4.) an initial 200% cap of $500,000; and 5.) an initial dollar-for-dollar limit of $12,500 (5% of $250,000):


EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION


A $10,000 withdrawal is taken on February 1, 2006 (in the first contract year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the GMIB protected value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:



- The GMIB protected value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).


- The GMIB 200% cap is reduced by the amount withdrawn (i.e., by $10,000, from $500,000 to $490,000).

- The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first contract year is also reduced by the amount withdrawn (from $12,500 to $2,500).

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS


A second $10,000 withdrawal is taken on March 1, 2006 (still within the first contract year). Immediately

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before the withdrawal, the contract value is $220,000 and the GMIB protected value is $241,941.95. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:



- The GMIB protected value is first reduced by the Remaining Limit (from $241,941.95 to $239,441.95).


-  The result is then further reduced by the ratio of A to B, where:

   - A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).


   - B is the contract value less the Remaining Limit ($220,000 - $2,500, or $217,500). The resulting GMIB protected value is: $239,441.95 X (1 - ($7,500/$217,500)), or $231,185.33.



   - The GMIB 200% cap is reduced by the sum of all reductions above ($490,000-$2,500-$8,256.62, or $479,243.38).


- The Remaining Limit is set to zero (0) for the balance of the first contract year.

EXAMPLE 3. DOLLAR-FOR-DOLLAR LIMIT IN SECOND CONTRACT YEAR


A $10,000 withdrawal is made on the first anniversary of the contract date, January 1, 2007 (second contract year). Prior to the withdrawal, the GMIB protected value is $240,837.69. The dollar-for-dollar limit is equal to 5% of this amount, or $12,041.88. As the amount withdrawn is less than the dollar-for-dollar limit:



- The GMIB protected value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,837.69 to $230,837.69).



- The GMIB 200% cap is reduced by the amount withdrawn (i.e., by $10,000, from $479,243.38 to $469,243.38).



- The Remaining Limit for the balance of the second contract year is also reduced by the amount withdrawn (from $12,041.88 to $2,041.88).


GMIB RESET FEATURE

You may elect to "reset" your GMIB protected value to equal your current contract value twice over the life of the contract. You may only exercise this reset option if the annuitant has not yet reached his or her 76th birthday. If you reset, you must wait a new 7-year period from the most recent reset to exercise the Guaranteed Minimum Income Benefit. Further, we will reset the GMIB roll-up cap to equal two times the GMIB protected value as of such date. Additionally, if you reset, we will determine the GMIB payout amount by using the GMIB guaranteed annuity purchase rates (specified in your contract) based on the number of years since the most recent reset. These purchase rates may be less advantageous than the rates that would have applied absent a reset.

PAYOUT AMOUNT

The Guaranteed Minimum Income Benefit payout amount is based on the age and sex (where applicable) of the annuitant (and, if there is one, the co-annuitant). After we first deduct a charge for any applicable premium taxes that we are required to pay, the payout amount will equal the greater of:

1) the GMIB protected value as of the date you exercise the GMIB payout option, applied to the GMIB guaranteed annuity purchase rates (which are generally less favorable than the annuity purchase rates for annuity payments not involving GMIB) and based on the annuity payout option as described below, or

2) the adjusted contract value -- that is, the value of the contract adjusted for any market value adjustment minus any charge we impose for premium taxes and withdrawal charges -- as of the date you exercise the GMIB payout option applied to the current annuity purchase rates then in use.

GMIB ANNUITY PAYOUT OPTIONS

We currently offer two Guaranteed Minimum Income Benefit annuity payout options. Each option involves payment for at least a period certain of ten years. In calculating the amount of the payments under the GMIB, we apply certain assumed interest rates, equal to 2% annually for a waiting period of 7-9 years, and 2.5% annually for a waiting period of 10 years or longer for contracts sold on or after January 20, 2004, or upon subsequent state approval (and 2.5% annually

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for a waiting period of 7-9 years, 3% annually for a waiting period of 10-14 years, and 3.5% annually for waiting periods of 15 years or longer for all other contracts).

GMIB OPTION 1
SINGLE LIFE PAYOUT OPTION

We will make monthly payments for as long as the annuitant lives, with payments for a period certain. We will stop making payments after the later of the death of the annuitant or the end of the period certain.

GMIB OPTION 2
JOINT LIFE PAYOUT OPTION

In the case of an annuitant and co-annuitant, we will make monthly payments for the joint lifetime of the annuitant and co-annuitant, with payments for a period certain. If the co-annuitant dies first, we will continue to make payments until the later of the death of the annuitant and the end of the period certain. If the annuitant dies first, we will continue to make payments until the later of the death of the co-annuitant and the end of the period certain, but if the period certain ends first, we will reduce the amount of each payment to 50% of the original amount.

   You have no right to withdraw amounts early under either GMIB payout option. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

   Because we do not impose a new waiting period for each subsequent purchase payment, if you choose the Guaranteed Minimum Income Benefit, we reserve the right to limit subsequent purchase payments if we discover that by the timing of your purchase payments, your GMIB protected value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial purchase payment and other actions that may artificially increase the GMIB protected value. Certain state laws may prevent us from limiting your subsequent purchase payments. You must exercise one of the GMIB payout options described above no later than 30 days after the contract anniversary coinciding with or next following the annuitant's attainment of age 95 (age 92 for contracts used as a funding vehicle for IRAs).

   You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event that your contract value declines significantly due to negative investment performance. If your contract value is not significantly affected by negative investment performance, it is unlikely that the purchase of GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing non-GMIB annuity payout options. Therefore, you may generate higher income payments if you were to annuitize a lower contract value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher GMIB protected value than your contract value but at the annuity purchase rates guaranteed under the GMIB.

TERMINATING THE GUARANTEED MINIMUM INCOME BENEFIT

The Guaranteed Minimum Income Benefit cannot be terminated by the owner once elected. The GMIB automatically terminates as of the date the contract is fully surrendered, on the date the death benefit is payable to your beneficiary (unless your surviving spouse elects to continue the contract), or on the date that your contract value is transferred to begin making annuity payments. The GMIB may also be terminated if you designate a new annuitant who would not be eligible to elect the GMIB based on his or her age at the time of the change.


   Upon termination of the GMIB, we will deduct the charge from your contract value for the portion of the contract year since the prior contract anniversary (or the contract date if in the first contract year).


HOW WE DETERMINE ANNUITY PAYMENTS

Generally speaking, the annuity phase of the contract involves our distributing to you in increments the value

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that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (fixed period annuities) or for the duration of the life of the annuitant (and possibly co-annuitant) (life annuities). There are certain assumptions that are common to both fixed period annuities and life annuities. In each type of annuity, we assume that the value you apply at the outset toward your annuity payments earns interest throughout the payout period. For annuity options within the GMIB, this interest rate ranges from 2% to 2.5% for contracts sold on or after January 20, 2004, or upon subsequent state approval (and 2.5% to 3.5% for all other contracts). For non-GMIB annuity options, the guaranteed minimum rate is 3%. The GMIB guaranteed annuity purchase rates in your contract depict the minimum amounts we will pay (per $1000 of adjusted contract value). If our current annuity purchase rates on the annuity date are more favorable to you than the guaranteed rates, we will make payments based on those more favorable rates.

   Other assumptions that we use for life annuities and fixed period annuities differ, as detailed in the following overview:

FIXED PERIOD ANNUITIES

Currently, we offer fixed period annuities only under the Income Appreciator Benefit and non-GMIB annuity options. Generally speaking, in determining the amount of each annuity payment under a fixed period annuity, we start with the adjusted contract value, add interest assumed to be earned over the fixed period, and divide the sum by the number of payments you have requested. The life expectancy of the annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a fixed period that exceeds life expectancy.

LIFE ANNUITIES

There are more variables that affect our calculation of life annuity payments. Most importantly, we make several assumptions about the annuitant's or co-annuitant's life expectancy, including the following:

- The Annuity 2000 Mortality Table is the starting point for our life expectancy assumptions. This table anticipates longevity of an insured population based on historical experience and reflecting anticipated experience for the year 2000.

GUARANTEED AND GMIB ANNUITY PAYMENTS


Because life expectancy has lengthened over the past few decades, and likely will increase in the future, our life annuity calculations anticipate these developments. We do this largely by making a hypothetical reduction in the age of the annuitant (or co-annuitant), in lieu of using the annuitant's (or co-annuitant's) actual age, in calculating the payment amounts. By using such a reduced age, we base our calculations on a younger person, who generally would live longer and therefore draw life annuity payments over a longer time period. Given the longer pay-out period, the payments made to the younger person would be less than those made to an older person. We make two such age adjustments:


1. First, for all annuities, we start with the age of the annuitant (or co-annuitant) on his/her most recent birthday and reduce that age by either
   (a) four years, for life annuities under the GMIB sold in contracts on or after January 20, 2004, or upon subsequent state approval or (b) two years, with respect to guaranteed payments under life annuities not involving GMIB, as well as GMIB payments under contracts not described in (a) immediately above. For the reasons explained above in this section, the four year age reduction causes a greater reduction in the amount of the annuity payments than does the two-year age reduction.

2. Second, for life annuities under both versions of GMIB as well as guaranteed payments under life annuities not involving GMIB, we make a further age reduction according to the table in your contract entitled "Translation of Adjusted Age." As indicated in the table, the further into the future the first annuity payment is, the longer we expect the person receiving those payments to live, and the more we reduce the annuitant's (or co-annuitant's) age.

CURRENT ANNUITY PAYMENTS

Immediately above, we have referenced how we determine annuity payments based on "guaranteed"

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annuity purchase rates. By "guaranteed" annuity purchase rates, we mean the minimum annuity purchase rates that are set forth in your annuity contract and thus contractually guaranteed by us. "Current" annuity purchase rates, in contrast, refer to the annuity purchase rates that we are applying to contracts that are entering the annuity phase at a given point in time. These current annuity purchase rates vary from period to period, depending on changes in interest rates and other factors. We do not guarantee any particular level of current annuity purchase rates. When calculating current annuity purchase rates, we use the actual age of the annuitant (or co-annuitant), rather than any reduced age.

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        4:

WHAT IS THE

        DEATH BENEFIT?
--------------------------------------------------------------------------------

THE DEATH BENEFIT FEATURE PROTECTS THE CONTRACT VALUE FOR THE BENEFICIARY.

BENEFICIARY


The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. Unless an irrevocable beneficiary has been named, during the accumulation period you can change the beneficiary at any time before the owner dies. However, if the contract is jointly owned, the owner must name the joint owner and the joint owner must name the owner as the beneficiary. For entity-owned contracts, we pay a death benefit upon the death of the annuitant.


CALCULATION OF THE DEATH BENEFIT


If the owner or joint owner dies during the accumulation phase, we will, upon receiving the appropriate proof of death and any other needed documentation in good order (proof of death), pay a death benefit to the beneficiary designated by the deceased owner or joint owner. If there is a sole owner and there is only one beneficiary designated who is the owner's spouse on the date of death, then the surviving spouse may continue the contract under the Spousal Continuance Benefit. If there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary on the date of death, then, at the death of the first to die, the death benefit will be paid to the surviving owner or the surviving owner may continue the contract under the Spousal Continuance Benefit.


   Upon receiving appropriate proof of death, the beneficiary will receive the greater of the following:

1) The current contract value (as of the time we receive proof of death in good order). If you have purchased the Contract With Credit, we will first deduct any credit corresponding to a purchase payment made within one year of death. We impose no market value adjustment on contract value held within the market value adjustment option when a death benefit is paid.


2) Either the base death benefit, which equals the total invested purchase payments you have made proportionally reduced by any withdrawals, or, (i) if you have chosen a Guaranteed Minimum Death Benefit (GMDB), the GMDB protected value or (ii) if you have chosen the Highest Daily Value Death Benefit, a death benefit equal to the highest daily value (computed as described below in this section).


GUARANTEED MINIMUM DEATH BENEFIT


The Guaranteed Minimum Death Benefit provides for the option to receive an enhanced death benefit upon the death of the sole owner or the first to die of the owner or joint owner during the accumulation phase. You cannot elect a GMDB option if you choose the Highest Daily Value Death Benefit.


   The GMDB protected value option can be equal to the:

-  GMDB roll-up,

-  GMDB step-up, or

-  Greater of the GMDB roll-up and the GMDB step-up.

   The GMDB protected value is calculated daily.

GMDB ROLL-UP


IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB roll-up is equal to the invested purchase payments, increased daily at an effective annual interest rate of 5% starting on the date that each invested purchase payment is made. The GMDB roll-up value will increase by subsequent invested purchase payments and reduce by the effect of withdrawals.


   We stop increasing the GMDB roll-up by the effective annual interest rate on the later of:

- the contract anniversary coinciding with or next following the sole owner's or older owner's 80th birthday, or

-  the 5th contract anniversary.

However, the GMDB protected value will still increase by subsequent invested purchase payments and reduce by the effect of withdrawals.

   Withdrawals will first reduce the GMDB protected value on a dollar-for-dollar basis up to the first 5% of

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GMDB protected value calculated on the contract anniversary (on the contract date in the first contract year), then proportionally by any amounts exceeding the 5%.


   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB roll-up is equal to the invested purchase payments, increased daily at an effective annual interest rate of 3% of all invested purchase payments, starting on the date that each invested purchase payment is made. We will increase the GMDB roll-up by subsequent invested purchase payments and reduce it by the effect of withdrawals.


   We stop increasing the GMDB roll-up by the effective annual interest rate on the 5th contract anniversary. However we will continue to reduce the GMDB protected value by the effect of withdrawals.

   Withdrawals will first reduce the GMDB protected value on a dollar-for-dollar basis up to the first 3% of GMDB protected value calculated on the contract anniversary (on the contract date in the first contract year), then proportionally by any amounts exceeding the 3%.

GMDB STEP-UP

IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments, and proportionally reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will increase by invested purchase payments and reduce proportionally by withdrawals.

   We stop increasing the GMDB step-up by any appreciation in the contract value on the later of:

- the contract anniversary coinciding with or next following the sole or older owner's 80th birthday, or

-  the 5th contract anniversary.

However, we still increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   Here is an example of a proportional reduction:

   The current contract value is $100,000 and the protected value is $80,000. The owner makes a withdrawal that reduces the contract value by 25% (including the effect of any withdrawal charges). The new protected value is $60,000, or 75% of what it was before the withdrawal.


   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary, we will adjust the GMDB step-up to the greater of the then current GMDB step-up or the contract value as of that contract anniversary. Thereafter, we will only increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.


   Special rules apply if the beneficiary is the spouse of the owner, and the contract does not have a joint owner. In that case, upon the death of the owner, the spouse will have the choice of the following:

- If the sole beneficiary under the contract is the owner's spouse, and the other requirements of the Spousal Continuance Benefit are met, then the contract can continue, and the spouse will become the new owner of the contract; or

- The spouse can receive the death benefit. A surviving spouse who is eligible for the Spousal Continuance Benefit must choose between that benefit and receiving the death benefit during the first 60 days following our receipt of proof of death.

   If ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the contract value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that contract value as a purchase payment occurring on that date.

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   Depending on applicable state law, some death benefit options may not be available or may be subject to certain restrictions under your contract.

SPECIAL RULES IF JOINT OWNERS


If the contract has an owner and a joint owner and they are spouses at the time that one dies, the Spousal Continuance Benefit may apply. If the contract has an owner and a joint owner and they are not spouses at the time one dies, we will pay the death benefit and the contract will end. Joint ownership may not be allowed in your state.



HIGHEST DAILY VALUE DEATH BENEFIT



The Highest Daily Value Death Benefit (HDV) is a feature under which the death benefit may be "stepped-up" on a daily basis to reflect increasing contract value. HDV is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The HDV is not available if you elect the Guaranteed Minimum Death Benefit. Currently, HDV can only be elected at the time you purchase your contract. Please note that you may not terminate the HDV death benefit once elected. Moreover, because this benefit may not be terminated once elected, you must, as detailed below, keep your contract value allocated to certain Prudential Series Fund asset allocation portfolios.



   Under HDV, the amount of the benefit depends on whether the "target date" is reached. The target date is reached upon the later of the contract anniversary coinciding with or next following the elder owner's (or annuitant's, if entity owned) 80th birthday or five years after the contract date. Prior to the target date, the death benefit amount is increased on any business day if the contract value on that day exceeds the most recently determined death benefit amount under this option. These possible daily adjustments cease on and after the target date, and instead adjustments are made only for purchase payments and withdrawals.



IF THE CONTRACT HAS ONE CONTRACT OWNER, the contract owner must be age 79 or less at the time the HDV is elected. If the contract has joint owners, the older owner must be age 79 or less. If there are joint owners, death of the owner refers to the first to die of the joint owners. If the contract is owned by an entity, the annuitant must be age 79 or less, and death of the contract owner refers to the death of the annuitant.



   If you elect this benefit, you must allocate your contract value to one or more of the following asset allocation portfolios of the Prudential Series Fund:
SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio.



   The HDV death benefit depends on whether death occurs before or after the Death Benefit Target Date.



IF THE CONTRACT OWNER DIES BEFORE THE DEATH BENEFIT TARGET DATE, THE DEATH BENEFIT EQUALS THE GREATER OF:



-  the base death benefit; and



-  the HDV as of the contract owner's date of death.



IF THE CONTRACT OWNER DIES ON OR AFTER THE DEATH BENEFIT TARGET DATE, THE DEATH BENEFIT EQUALS THE GREATER OF:



-  the base death benefit; and



- the HDV on the Death Benefit Target Date plus the sum of all purchase payments less the sum of all proportional withdrawals since the Death Benefit Target Date.



The amount determined by this calculation is increased by any purchase payments received after the contract owner's date of death and decreased by any proportional withdrawals since such date.



CALCULATION OF THE HIGHEST DAILY VALUE DEATH BENEFIT



EXAMPLES OF HIGHEST DAILY VALUE DEATH BENEFIT CALCULATION



The following are examples of how the HDV death benefit is calculated. Each example assumes an initial purchase payment of $50,000. Each example assumes that there is one contract owner who is age 70 on the contract date.

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EXAMPLE WITH MARKET INCREASE AND DEATH BEFORE DEATH BENEFIT TARGET DATE



Assume that the contract owner's contract value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the contract value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the contract owner has died before the Death Benefit Target Date. The death benefit is equal to the greater of HDV or the base death benefit. The death benefit would be the Highest Daily Value ($90,000) because it is greater than the amount that would have been payable under the base death benefit ($75,000).



EXAMPLE WITH WITHDRAWALS



Assume that the contract value has been increasing due to positive market performance and the contract owner made a withdrawal of $15,000 in contract year 7 when the contract value was $75,000. On the date we receive due proof of death, the contract value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth contract year. Assume as well that the contract owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the base death benefit.



Highest Daily Value = $90,000 - [$90,000 * $15,000/$75,000]



                     = $90,000 - $18,000



                     = $72,000



Base Death Benefit = max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]



                     = max [$80,000, $40,000]



                     = $80,000



                     The death benefit therefore is $80,000.



EXAMPLE WITH DEATH AFTER DEATH BENEFIT TARGET DATE



Assume that the contract owner's contract value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the contract owner dies after the Death Benefit Target Date, when the contract value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the contract owner made a purchase payment of $15,000 and later had taken a withdrawal of $5,000 when the contract value was $70,000. The death benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus purchase payments minus proportional withdrawals after the Death Benefit Target Date or the base death benefit.



Highest Daily Value = $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]



                     = $80,000 + $15,000 - $6,786



                     = $88,214



Base Death Benefit = max [$75,000, ($50,000 + $15,000) - I($50,000 + $15,000) *
$5,000/$70,000J]



                     = max [$75,000, $60,357]



                     = $75,000



                     The death benefit therefore is $88,214.


PAYOUT OPTIONS

The beneficiary may, within 60 days of providing proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

   The death benefit payout options are:

  CHOICE 1. Lump sum payment of the death benefit. If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.

  CHOICE 2. The payment of the entire death benefit within a period of 5 years from the date of death.

      The entire death benefit will include any increases or losses resulting from the performance of the variable or fixed interest rate options during this period. During this period the beneficiary may: reallocate the contract value among the variable or fixed interest rate options; name a beneficiary to receive any remaining death benefit in the event of the beneficiary's death; and make withdrawals from the contract value, in which case, any such

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   withdrawals will not be subject to any withdrawal charges. However, the beneficiary may not make any purchase payments to the contract.

      During this 5 year period, we will continue to deduct from the death benefit proceeds the charges and costs that were associated with the features and benefits of the contract. Some of these features and benefits may not be available to the beneficiary, such as Guaranteed Minimum Income Benefit.

  Choice 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the last to survive of the owner or joint owner.

      If the owner and joint owner are not spouses, any portion of the death benefit not applied under Choice 3 within one year of the date of death of the first to die must be distributed within five years of that date of death.


   The tax consequences to the beneficiary vary among the three death benefit payout options. See Section 10, "What Are The Tax Considerations Associated With The Strategic Partners Plus 3 Contract?"


EARNINGS APPRECIATOR BENEFIT

The Earnings Appreciator Benefit (EAB) is an optional, supplemental death benefit that provides a benefit payment upon the death of the sole owner or first to die of the owner or joint owner during the accumulation phase. Any Earnings Appreciator Benefit payment we make will be in addition to any other death benefit payment we make under the contract. This feature may not be available in your state.

   The Earnings Appreciator Benefit is designed to provide a beneficiary with additional funds when we pay a death benefit in order to defray the impact taxes may have on that payment. Because individual circumstances vary, you should consult with a qualified tax advisor to determine whether it would be appropriate for you to elect the Earnings Appreciator Benefit.


   If you want the Earnings Appreciator Benefit, you generally must elect it at the time you apply for the contract. If you elect the Earnings Appreciator Benefit, you may not later revoke it. You may, if you wish, select both the Earnings Appreciator Benefit and the Highest Daily Value Death Benefit.


   Upon our receipt of proof of death in good order, we will determine an Earnings Appreciator Benefit by multiplying the Earnings Appreciator Benefit percentage below by the lesser of: (i) the then-existing amount of earnings under the contract, or (ii) an amount equal to 3 times the sum of all purchase payments previously made under the contract.

   For purposes of computing earnings and purchase payments under the Earnings Appreciator Benefit, we calculate earnings as the difference between the contract value and the sum of all purchase payments. Withdrawals reduce earnings first, then purchase payments, on a dollar-for-dollar basis.

   EAB percentage:

-  40% if the owner is age 70 or younger on the date the application is signed.

- 25% if the owner is between ages 71 and 75 on the date the application is signed.

- 15% if the owner is between ages 76 and 79 on the date the application is signed.

   If the contract is owned jointly, the age of the older of the owner or joint owner determines the EAB percentage.

   If the surviving spouse is continuing the contract in accordance with the Spousal Continuance Benefit (See "Spousal Continuance Benefit" below), the following conditions apply:

- In calculating the Earnings Appreciator Benefit, we will use the age of the surviving spouse at the time that the Spousal Continuance Benefit is activated to determine the applicable EAB percentage.

- We will not allow the surviving spouse to continue the Earnings Appreciator Benefit (or bear the charge associated with this benefit) if he or she is age 80 or older on the date that the Spousal Continuance Benefit is activated.

- If the Earnings Appreciator Benefit is continued, we will calculate any applicable Earnings Appreciator Benefit payable upon the surviving spouse's death by treating the contract value (as adjusted under the

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STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

   terms of the Spousal Continuance Benefit) as the first purchase payment.

TERMINATING THE EARNINGS APPRECIATOR BENEFIT

The Earnings Appreciator Benefit will terminate on the earliest of:

-  the date you make a total withdrawal from the contract,

- the date a death benefit is payable if the contract is not continued by the surviving spouse under the Spousal Continuance Benefit,

-  the date the contract terminates, or

-  the date you annuitize the contract.


   Upon termination of the Earnings Appreciator Benefit, we cease imposing the associated charge.


SPOUSAL CONTINUANCE BENEFIT

This benefit is available if, on the date we receive proof of the owner's death in good order, (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or (2) there are an owner and joint owner of the contract, and the joint owner is the owner's spouse and the owner's beneficiary under the contract. In no event, however, can the annuitant be older than the maximum age for annuitization on the date of the owner's death, nor can the surviving spouse be older than 95 on the date of the owner's death. Assuming the above conditions are present, the surviving spouse can elect the Spousal Continuance Benefit, but must do so no later than 60 days after furnishing proof of the owner's death in good order.

   Upon activation of the Spousal Continuance Benefit, the contract value is adjusted to equal the amount of the death benefit to which the surviving spouse would have been entitled. This contract value will serve as the basis for calculating any death benefit payable upon the death of the surviving spouse. We will allocate any increase in the adjusted contract value among the variable, fixed interest rate or market value adjustment options in the same proportions that existed immediately prior to the spousal continuance adjustment. We will waive the $1,000 minimum requirement for the market value adjustment option.

   Under the Spousal Continuance Benefit, we waive any potential withdrawal charges applicable to purchase payments made prior to activation of the Spousal Continuance Benefit. However, we will continue to impose withdrawal charges on purchase payments made after activation of this benefit. In addition, contract value allocated to the market value adjustment option will remain subject to a potential market value adjustment.

   IF YOU ELECTED THE BASE DEATH BENEFIT, then upon activation of the Spousal Continuance Benefit, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the sum of all invested purchase payments (adjusted for withdrawals),

plus the amount of any applicable Earnings Appreciator Benefit.

   IF YOU ELECTED THE GUARANTEED MINIMUM DEATH BENEFIT WITH THE GMDB ROLL-UP, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the GMDB roll-up,

plus the amount of any applicable Earnings Appreciator Benefit.

   IF YOU HAVE ELECTED THE GUARANTEED MINIMUM DEATH BENEFIT WITH THE GMDB STEP-UP, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the GMDB step-up,

plus the amount of any applicable Earnings Appreciator Benefit.

   IF YOU HAVE ELECTED THE GUARANTEED MINIMUM DEATH BENEFIT WITH THE GREATER OF THE GMDB ROLL-UP AND GMDB STEP-UP, we will adjust the contract value to equal the greatest of:

-  the contract value,

-  the GMDB roll-up, or

-  the GMDB step-up,

plus the amount of any applicable Earnings Appreciator Benefit.

        4:

WHAT IS THE DEATH BENEFIT? CONTINUED

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                                                                         PART II
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   IF YOU HAVE ELECTED THE HIGHEST DAILY VALUE DEATH BENEFIT, we will adjust the contract value to equal the greater of:



-  the contract value, or



-  the Highest Daily Value,



plus the amount of any applicable Earnings Appreciator Benefit.



   After we have made the adjustment to contract value set out immediately above, we will continue to compute the GMDB roll-up and the GMDB step-up, or HDV death benefit (as applicable), under the surviving spousal owner's contract, and will do so in accordance with the preceding discussion in this section.



   If the contract is being continued by the surviving spouse, the attained age of the surviving spouse will be the basis used in determining the death benefit payable under the Guaranteed Minimum Death Benefit or Highest Daily Value Death Benefit provisions of the contract. The contract may not be continued upon the death of a spouse who had assumed ownership of the contract through the exercise of the Spousal Continuance Benefit.


   IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, it will be continued for the surviving spousal owner. All provisions of the Guaranteed Minimum Income Benefit (i.e., waiting period, GMIB roll-up cap, etc.) will remain the same as on the date of the owner's death. If the GMIB reset feature was never exercised, the surviving spousal owner can exercise the GMIB reset feature twice. If the original owner had previously exercised the GMIB reset feature once, the surviving spousal owner can exercise the GMIB reset once. However the surviving spouse (or new annuitant designated by the surviving spouse) must be under 76 years of age at the time of reset. If the original owner had previously exercised the GMIB reset feature twice, the surviving spousal owner may not exercise the GMIB reset at all. If the attained age of the surviving spouse at activation of the Spousal Continuance Benefit, when added to the remainder of the GMIB waiting period to be satisfied, would preclude the surviving spouse from utilizing the Guaranteed Minimum Income Benefit, we will revoke the Guaranteed Minimum Income Benefit under the contract at that time and we will no longer charge for that benefit.


   IF YOU ELECTED THE LIFETIME FIVE INCOME BENEFIT, on the owner's death, the Lifetime Five Income Benefit will end. However, if the owner's surviving spouse would be eligible to acquire the Lifetime Five Income Benefit as if he/she were a new purchaser, then the surviving spouse may elect the Lifetime Five Income Benefit under the Spousal Continuance Benefit. The surviving spouse (or new annuitant designated by the surviving spouse) must be at least 45 years of age at the time of election.



   IF YOU ELECTED THE INCOME APPRECIATOR BENEFIT, on the owner's death, the Income Appreciator Benefit will end unless the contract is continued by the owner's surviving spouse under the Spousal Continuance Benefit. If the contract is continued by the surviving spouse, we will continue to pay the balance of any Income Appreciator Benefit payments until the earliest to occur of the following: (a) the date on which 10 years' worth of IAB automatic withdrawal payments or IAB credits, as applicable, have been paid, (b) the latest date on which annuity payments would have had to have commenced had the owner not died (i.e., the contract anniversary coinciding with or next following the annuitant's 95th birthday), or (c) the contract anniversary coinciding with or next following the annuitants' surviving spouse's 95th birthday.


   If the Income Appreciator Benefit has not been in force for 7 contract years, the surviving spouse may not activate the benefit until it has been in force for 7 contract years. If the attained age of the surviving spouse at activation of the Spousal Continuance Benefit, when added to the remainder of the IAB waiting period to be satisfied, would preclude the surviving spouse from utilizing the Income Appreciator Benefit, we will revoke the Income Appreciator Benefit under the contract at that time and we will no longer charge for that benefit. If the Income Appreciator Benefit has been in force for 7 contract years or more, but the benefit has not been activated, the surviving spouse may activate the benefit at any time after the contract has been continued. If the Income Appreciator Benefit is activated after the contract is continued by the surviving spouse, the Income Appreciator Benefit calculation will exclude any amount added to the contract at the time of spousal continuance resulting from any death benefit value exceeding the contract value.

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PART II  STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


        5:

WHAT IS THE LIFETIME FIVE


        INCOME BENEFIT?



LIFETIME FIVE INCOME BENEFIT



The Lifetime Five Income Benefit (Lifetime Five) is an optional feature that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your contract value, subject to our rules regarding the timing and amount of withdrawals. There are two options -- one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount (than the first option) as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the Withdrawal Benefit will be zero. You do not choose between these two options; each option will continue to be available as long as the annuity has a contract value and Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the contract value is zero. The option may be appropriate if you intend to make periodic withdrawals from your contract and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals -- the guarantees are not lost if you withdraw less than the maximum allowable amount each year. Lifetime Five is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved.



   Lifetime Five is subject to certain restrictions described below.



- Currently, Lifetime Five can only be elected once each contract year, and only where the annuitant and the contract owner are the same person or, if the contract owner is an entity, where there is only one annuitant. We reserve the right to limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to contract owners who have an effective Lifetime Five Income Benefit.



-  The annuitant must be at least 45 years old when Lifetime Five is elected.



- Lifetime Five is not available if you elect the Guaranteed Minimum Income Benefit or Income Appreciator Benefit.



- As long as Lifetime Five is in effect, you must allocate your contract value to one or more of the following asset allocation portfolios of the Prudential Series Fund: SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio.



PROTECTED WITHDRAWAL VALUE



The Protected Withdrawal Value is initially used to determine the amount of each initial annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the contract following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the contract value on the date you elect Lifetime Five, plus any additional purchase payments each growing at 5% per year from the date of your election, or application of the purchase payment to your contract, as applicable, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier), (B) the contract value (before reducing the contract value by the amount of the withdrawal) as of the date of the first withdrawal from your contract, and (C) the highest contract value on each contract anniversary prior to the first withdrawal or on the first 10 contract anniversaries if earlier than the date of your first withdrawal after the benefit effective date. Each value is increased by the amount of any subsequent purchase payments.



- If you elect Lifetime Five at the time you purchase your contract, the contract value will be your initial purchase payment.



- For existing contract owners who are electing the Lifetime Five Benefit, the contract value on the date of the contract owner's election of Lifetime Five will be used to determine the initial Protected Withdrawal Value.


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        5:



WHAT IS THE LIFETIME FIVE INCOME BENEFIT? CONTINUED

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PART II  STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11



- If you make additional purchase payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional purchase payment.



   You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your contract value is greater than the Protected Withdrawal Value. You are eligible to step-up the Protected Withdrawal Value on or after the 5th anniversary of the first withdrawal under Lifetime Five. The Protected Withdrawal Value can be stepped up again on or after the 5th anniversary following the preceding step-up. If you elect to step-up the Protected Withdrawal Value, and on the date you elect to step-up, the charges under Lifetime Five have changed for new purchasers, you may be subject to the new charge going forward.



   Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current contract value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your contract value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount (as described below) are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.



   The Protected Withdrawal Value is reduced each time a withdrawal is made on a "dollar-for-dollar" basis up to 7% per contract year of the Protected Withdrawal Value and on the greater of a "dollar-for-dollar" basis or a pro rata basis for withdrawals in a contract year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point, the Annual Withdrawal Amount will be zero until such time (if any) as the contract reflects a Protected Withdrawal Value (for example, due to a step-up or additional purchase payments being made into the contract).



ANNUAL INCOME AMOUNT UNDER THE LIFE INCOME BENEFIT



The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under Lifetime Five, if your cumulative withdrawals in a contract year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent contract years. If your cumulative withdrawals are in excess of the Annual Income Amount (Excess Income), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the contract value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any withdrawal charges that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up, your Annual Income Amount increases to equal 5% of your contract value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the purchase payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.



ANNUAL WITHDRAWAL AMOUNT UNDER THE WITHDRAWAL BENEFIT



The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under Lifetime Five, if your cumulative withdrawals each contract year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a "dollar-for-dollar" basis. If your cumulative withdrawals are in excess of the Annual Withdrawal


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PART II  STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11



Amount (Excess Withdrawal), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the contract value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any withdrawal charges that may apply. When you elect a step-up, your Annual Withdrawal Amount increases to equal 7% of your contract value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional purchase payments. The amount of the increase is equal to 7% of any additional purchase payments. A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.



   Lifetime Five does not affect your ability to make withdrawals under your contract or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each contract year.



- If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any contract year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent contract years.



- If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any contract year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent contract years.



   However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount or Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.



   The following examples of dollar-for-dollar and proportional reductions and the step-up of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the contract date and the effective date of Lifetime Five are February 1, 2005; 2.) an initial purchase payment of $250,000; 3.) the contract value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the contract value is equal to $263,000; and 5.) the contract value on March 1, 2011 is equal to $240,000.



   The initial Protected Withdrawal Value is calculated as the greatest of (a),
(b) and (c):



(a) Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 * 1.05(393/365) = $263,484.33



(b) Contract value on March 1, 2006 (the date of the first withdrawal) =
    $263,000



(c) Contract value on February 1, 2006 (the first contract anniversary) =
    $265,000



   Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).



EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION



If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:



- Remaining Annual Withdrawal Amount for current contract year = $18,550 - $10,000 = $8,550



-  Annual Withdrawal Amount for future contract years remains at $18,550



- Remaining Annual Income Amount for current contract year = $13,250 - $10,000 = $3,250



-  Annual Income Amount for future contract years remains at $13,250



-  Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000


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PART II  STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11



EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS



a) If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:



- Remaining Annual Withdrawal Amount for current contract year = $18,550 - $15,000 = $3,550



-  Annual Withdrawal Amount for future contract years remains at $18,550



-  Remaining Annual Income Amount for current contract year = $0



- Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future contract years.



- Reduction to Annual Income Amount = Excess Income/contract value before Excess Income * Annual Income Amount = $1,750/($263,000 - $13,250) * $13,250
   = $93



-  Annual Income Amount for future contract years = $13,250 - $93 = $13,157



-  Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000



b) If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:



-  Remaining Annual Withdrawal Amount for current contract year = $0



- Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future contract years.



- Reduction to Annual Withdrawal Amount = Excess Withdrawal/contract value before Excess Withdrawal * Annual Withdrawal Amount = $6,450/($263,000 - $18,550) * $18,550 = $489



-  Annual Withdrawal Amount for future contract years = $18,550 - $489 = $18,061



-  Remaining Annual Income Amount for current contract year = $0



- Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future contract years.



- Reduction to Annual Income Amount = Excess Income/contract value before Excess Income * Annual Income Amount = $11,750/($263,000 - $13,250) * $13,250
   = $623



-  Annual Income Amount for future contract years = $13,250 - $623 = $12,627



- Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction.



-  Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450



- Proportional reduction = Excess Withdrawal/contract value before Excess Withdrawal * Protected Withdrawal Value = $6,450/($263,000 - $18,550) * $246,450 = $6,503



-  Protected Withdrawal Value = $246,450 - max [$6,450, $6,503] = $239,947



EXAMPLE 3. STEP-UP OF THE PROTECTED WITHDRAWAL VALUE



If the Annual Income Amount ($13,250) is withdrawn each year starting on March 1, 2006 for a period of 5 years, the Protected Withdrawal Value on March 1, 2011 would be reduced to $198,750 [$265,000 - ($13,250 * 5)]. If a step-up is elected on March 1, 2011, then the following values would result:



-  Protected Withdrawal Value = contract value on March 1, 2011 = $240,000



- Annual Income Amount is equal to the greater of the current Annual Income Amount or 5% of the stepped up Protected Withdrawal Value. Current Annual Income Amount is $13,250. 5% of the stepped-up Protected Withdrawal Value is 5% of $240,000, which is $12,000. Therefore, the Annual Income Amount remains $13,250.



- Annual Withdrawal Amount is equal to the greater of the current Annual Withdrawal Amount or 7% of the stepped up Protected Withdrawal Value. Current Annual Withdrawal Amount is $18,550. 7% of the stepped-up Protected Withdrawal Value is 7% of $240,000, which is $16,800. Therefore, the Annual Withdrawal Amount remains $18,550.


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PART II  STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11



BENEFITS UNDER LIFETIME FIVE



- If your contract value is equal to zero, and the cumulative withdrawals in the current contract year are greater than the Annual Withdrawal Amount, Lifetime Five will terminate. To the extent that your contract value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Once you make this election we will make an additional payment for that contract year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the contract year, if any, depending on the option you choose. In subsequent contract years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount. You will not be able to change the option after your election and no further purchase payments will be accepted under your contract. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current contract year that reduced your contract value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your contract value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your contract value equals zero no further purchase payments will be accepted under your contract.



- If annuity payments are to begin under the terms of your contract or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent contract years or any remaining Protected Withdrawal Value, you can elect one of the following three options:



   1.  apply your contract value to any annuity option available;



   2. request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the annuitant's death; or



   3. request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the annuitant's death or the date the Protected Withdrawal Value is depleted.



   We must receive your request in a form acceptable to us at the Prudential Annuity Service Center.



- In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your contract. The amount that will be applied to provide such annuity payments will be the greater of:



   1. the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your contract; and



   2.  the contract value.



   If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.


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PART II  STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11



OTHER IMPORTANT CONSIDERATIONS



- Withdrawals under Lifetime Five are subject to all of the terms and conditions of the contract, including any withdrawal charges.



- Withdrawals made while Lifetime Five is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the contract. Lifetime Five does not directly affect the contract value or surrender value, but any withdrawal will decrease the contract value by the amount of the withdrawal (plus any applicable withdrawal charges). If you surrender your contract, you will receive the current contract value, not the Protected Withdrawal Value.



- You can make withdrawals from your contract while your contract value is greater than zero without purchasing Lifetime Five. Lifetime Five provides a guarantee that if your contract value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.



- You must allocate your contract value to one or more of the following asset allocation portfolios of the Prudential Series Fund: SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio.



ELECTION OF LIFETIME FIVE



Lifetime Five can be elected at the time you purchase your contract, or after the contract date. Elections of Lifetime Five are subject to our eligibility rules and restrictions. The contract owner's contract value as of the date of election will be used as the basis to calculate the initial Protected Withdrawal Value, the initial Annual Withdrawal Amount, and the initial Annual Income Amount.



TERMINATION OF LIFETIME FIVE



Lifetime Five terminates automatically when your Protected Withdrawal Value and Annual Income Amount reach zero. You may terminate Lifetime Five at any time by notifying us. If you terminate Lifetime Five, any guarantee provided by the benefit will terminate as of the date the termination is effective.



   Lifetime Five terminates:



-  upon your surrender of the contract,



- upon the death of the annuitant (but your surviving spouse may elect a new Lifetime Five benefit if your spouse elects the spousal continuance option and your spouse would then be eligible to elect the benefit as if he/she were a new purchaser),



- upon a change in ownership of the contract that changes the tax identification number of the contract owner, or



-  upon your election to begin receiving annuity payments.



   We cease imposing the charge for Lifetime Five upon the earliest to occur of
(i) your election to terminate the benefit, (ii) our receipt of appropriate proof of the death of the owner (or annuitant, for entity owned contracts),
(iii) the annuity date, (iv) automatic termination of the benefit due to an impermissible change of owner or annuitant, or (v) a withdrawal that causes the benefit to terminate.



ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS



If you purchase an annuity contract as an investment vehicle for "qualified" investments, including an IRA, the minimum distribution rules under the Internal Revenue Code of 1986, as amended (Code) require that you begin receiving periodic amounts from your annuity contract beginning after age 70 1/2. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any contract year that required minimum distributions due from your contract that are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the contract payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.


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        6:


WHAT IS THE

        INCOME APPRECIATOR BENEFIT?
--------------------------------------------------------------------------------


INCOME APPRECIATOR BENEFIT



The Income Appreciator Benefit (IAB) is an optional, supplemental income benefit that provides an additional income amount during the accumulation period or upon annuitization. The Income Appreciator Benefit is designed to provide you with additional funds that can be used to help defray the impact taxes may have on distributions from your contract. IAB may be suitable for you in other circumstances as well, which you can discuss with your registered representative. Because individual circumstances vary, you should consult with a qualified tax advisor to determine whether it would be appropriate for you to elect the Income Appreciator Benefit.



   If you want the Income Appreciator Benefit, you generally must elect it when you make your initial purchase payment. Once you elect the Income Appreciator Benefit, you may not later revoke it.



- The annuitant must be 75 or younger in order for you to elect the Income Appreciator Benefit.



- If you choose the Income Appreciator Benefit, we will impose an annual charge equal to 0.25% of your contract value. See "What Are The Expenses Associated With The Strategic Partners Plus 3 Contract?" in Section 8.



ACTIVATION OF THE INCOME APPRECIATOR BENEFIT



YOU CAN ACTIVATE THE INCOME APPRECIATOR BENEFIT AT ANY TIME AFTER IT HAS BEEN IN FORCE FOR SEVEN YEARS. To activate the Income Appreciator Benefit, you must send us a written request in good order.



   Once activated, you can receive the Income Appreciator Benefit:


-  IAB OPTION 1 - at annuitization as part of an annuity payment;



- IAB OPTION 2 - during the accumulation phase through the IAB automatic withdrawal payment program; or



- IAB OPTION 3 - during the accumulation phase as an Income Appreciator Benefit credit to your contract over a 10-year period.



   Income Appreciator Benefit payments are treated as earnings and may be subject to tax upon withdrawal. See Section 10, "What Are The Tax Considerations Associated With The Strategic Partners Plus 3 Contract?"



   IF YOU DO NOT ACTIVATE THE BENEFIT PRIOR TO THE MAXIMUM ANNUITIZATION AGE YOU MAY LOSE ALL OR PART OF THE IAB.



CALCULATION OF THE INCOME APPRECIATOR BENEFIT



We will calculate the Income Appreciator Benefit amount as of the date we receive your written request in good order (or, for IAB Option 1, on the annuity date). We do this by multiplying the current earnings in the contract by the applicable Income Appreciator Benefit percentage based on the number of years the Income Appreciator Benefit has been in force. For purposes of calculating the Income Appreciator Benefit:



- earnings are calculated as the difference between the contract value and the sum of all purchase payments;



- earnings do not include (1) any amount added to the contract value as a result of the Spousal Continuance Benefit, or (2) if we were to permit you to elect the Income Appreciator Benefit after the contract date, any earnings accrued under the contract prior to that election;



- withdrawals reduce earnings first, then purchase payments, on a dollar-for-dollar basis;



- the table below shows the Income Appreciator Benefit percentages corresponding to the number of years the Income Appreciator Benefit has been in force.



   NUMBER OF YEARS         INCOME
 INCOME APPRECIATOR     APPRECIATOR
       BENEFIT            BENEFIT
  HAS BEEN IN FORCE      PERCENTAGE
 ------------------     -----------
         0-6                 0%
         7-9                15%
        10-14               20%
         15+                25%



IAB OPTION 1 -- INCOME APPRECIATOR BENEFIT AT ANNUITIZATION



Under this option, if you choose to activate the Income Appreciator Benefit at annuitization, we will calculate the Income Appreciator Benefit amount on the annuity


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                                                                         PART II
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date and add it to the adjusted contract value for purposes of determining the amount available for annuitization. You may apply this amount to any annuity or settlement option over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).



   UPON ANNUITIZATION, YOU MAY LOSE ALL OR A PORTION OF THE INCOME APPRECIATOR BENEFIT IF YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION FOR AT LEAST 15 YEARS. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.



EFFECT OF INCOME APPRECIATOR BENEFIT ON GUARANTEED MINIMUM INCOME BENEFIT



If you exercise the Guaranteed Minimum Income Benefit feature and an Income Appreciator Benefit amount remains payable under your contract, the value we use to calculate the annuity payout amount will be the greater of:



1. the adjusted contract value plus the remaining Income Appreciator Benefit amount, calculated at current IAB annuitization rates; or



2. the GMIB protected value plus the remaining Income Appreciator Benefit amount, calculated using the GMIB guaranteed annuity purchase rates shown in the contract.



   If you exercise the Guaranteed Minimum Income Benefit feature and activate the Income Appreciator Benefit at the same time, you must choose among the Guaranteed Minimum Income Benefit annuity payout options available at the time.



TERMINATING THE INCOME APPRECIATOR BENEFIT



The Income Appreciator Benefit will terminate on the earliest of:



-  the date you make a total withdrawal from the contract;



- the date a death benefit is payable if the contract is not continued by the surviving spouse under the Spousal Continuance Benefit;



- the date the Income Appreciator Benefit amount is reduced to zero (generally ten years after activation) under IAB Options 2 and 3;



-  the date of annuitization; or



-  the date the contract terminates.



   Upon termination of the Income Appreciator Benefit, we cease imposing the associated charge.



INCOME APPRECIATOR BENEFIT OPTIONS DURING THE ACCUMULATION PHASE



You may choose IAB Option 1 at annuitization, but you may instead choose IAB Options 2 or 3 during the accumulation phase of your contract. Income Appreciator Benefit payments under IAB Options 2 and 3 will begin on the same day of the month as the contract date, beginning with the next month following our receipt of your request in good order. Under IAB Options 2 and 3, you can choose to have the Income Appreciator Benefit amounts paid or credited monthly, quarterly, semi-annually, or annually.



   IAB OPTIONS 2 AND 3 INVOLVE A TEN-YEAR PAYMENT PERIOD. IF THE 10-YEAR PAYMENT PERIOD WOULD END AFTER THE ANNUITY DATE AND YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION OF AT LEAST 15 YEARS OR YOU MAKE A FULL WITHDRAWAL, YOU MAY LOSE ALL OR ANY REMAINING PORTION OF THE INCOME APPRECIATOR BENEFIT. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.



IAB OPTION 2 -- INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM



Under this option, you elect to receive the Income Appreciator Benefit during the accumulation phase. When you activate the benefit, a 10-year Income Appreciator Benefit automatic withdrawal payment program begins. We will pay you the Income Appreciator Benefit amount in equal installments over a 10 year payment period. You may combine this Income Appreciator Benefit amount with an automated withdrawal amount from your contract value, in which case each combined payment must be at least $100.



   The maximum automated withdrawal payment amount that you may receive from your contract value under this Income Appreciator Benefit program in any contract year during the 10-year period may not exceed

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10% of the contract value as of the date you activate the Income Appreciator Benefit.



   Once we calculate the Income Appreciator Benefit, the amount will not be affected by changes in contract value due to the investment performance of any allocation option. Withdrawal charges may apply to automatic withdrawal payment amounts, but not to amounts attributable to the Income Appreciator Benefit.



   After the ten-year payment period has ended, if the remaining contract value is $2,000 or more, the contract will continue. If the remaining contract value is less than $2,000 after the end of the 10-year payment period, we will pay you the remaining contract value and the contract will terminate. If the contract value falls below the minimum amount required to keep the contract in force due solely to investment results before the end of the 10-year payment period, we will continue to pay the Income Appreciator Benefit amount for the remainder of the 10-year payment period.



DISCONTINUING THE INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM UNDER IAB OPTION 2



You may discontinue the Income Appreciator Benefit payment program under IAB Option 2 and activate IAB Option 3 at any time after payments have begun and before the last payment is made. We will add the remaining Income Appreciator Benefit amount to the contract value at the same frequency as your initial election until the end of the 10-year payment period. We will treat any Income Appreciator Benefit amount added to the contract value as additional earnings. Unless you direct us otherwise, we will allocate these additions to the variable investment options, fixed interest rate options, or the market value adjustment option in the same proportions as your most recent purchase payment allocation percentages.



   You may discontinue the Income Appreciator Benefit payment program under IAB Option 2 before the last payment is made and elect an annuity or settlement option. We will add the balance of the Income Appreciator Benefit amount for the 10-year payment period to the contract value in a lump sum before determining the adjusted contract value. The adjusted contract value may be applied to any annuity or settlement option that is paid over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).



IAB OPTION 3 -- INCOME APPRECIATOR BENEFIT CREDIT TO CONTRACT VALUE



Under this option, you can activate the Income Appreciator Benefit and receive the benefit as credits to your contract value over a 10-year payment period. We will allocate these Income Appreciator Benefit credits to the variable investment options, the fixed interest rate options, or the market value adjustment option in the same manner as your current allocation, unless you direct us otherwise. We will waive the $1,000 minimum requirement for the market value adjustment option. We will calculate the Income Appreciator Benefit amount on the date we receive your written request in good order. Once we have calculated the Income Appreciator Benefit, the Income Appreciator Benefit credit will not be affected by changes in contract value due to the investment performance of any allocation option.



   Before we add the last Income Appreciator Benefit credit to your contract value, you may switch to IAB Option 2 and receive the remainder of the Income Appreciator Benefit as payments to you (instead of credits to the contract value) under the Income Appreciator Benefit program for the remainder of the 10-year payment period.



   You can also request that any remaining payments in the 10-year payment period be applied to an annuity or settlement option that is paid over the lifetime of the annuitants, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).



EXCESS WITHDRAWALS



During the 10 year period under IAB options 2 or 3, an "excess withdrawal" occurs when any amount is withdrawn from your contract value in a contract year that exceeds the sum of (1) 10% of the contract value as of the date the Income Appreciator Benefit was activated plus (2) earnings since the Income Apprecia-


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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


tor Benefit was activated that have not been previously withdrawn.



   We will deduct the excess withdrawal on a proportional basis from the remaining Income Appreciator Benefit amount. We will then calculate and apply a new reduced Income Appreciator Benefit amount.



   Withdrawals you make in a contract year that do not exceed the sum of (1) 10% of the contract value as of the date the Income Appreciator Benefit was activated plus (2) earnings since the Income Appreciator Benefit was activated that have not been previously withdrawn do not reduce the remaining Income Appreciator Benefit amount. Additionally, if the amount withdrawn in any year is less than the excess withdrawal threshold, the difference between the amount withdrawn and the threshold can be carried over to subsequent years on a cumulative basis and withdrawn without causing a reduction to the Income Appreciator Benefit amount.



EFFECT OF TOTAL WITHDRAWAL ON INCOME APPRECIATOR BENEFIT



We will not make Income Appreciator Benefit payments after the date you make a total withdrawal of the contract surrender value.


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        7:


HOW CAN I PURCHASE A STRATEGIC PARTNERS

        PLUS 3 CONTRACT?
--------------------------------------------------------------------------------

PURCHASE PAYMENTS


The initial purchase payment is the amount of money you give us to purchase the contract. The minimum initial purchase payment is $10,000. You must get our prior approval for any initial and additional purchase payment of $1,000,000 or more, unless we are prohibited under applicable state law from insisting on such prior approval. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers. (You may not make additional purchase payments if you purchase a contract issued in Massachusetts, or if you purchase a Contract With Credit issued in Pennsylvania.)


   You may purchase this contract only if the oldest of the owner, joint owner, annuitant, or co-annuitant is age 85 or younger on the contract date. Certain age limits apply to certain features and benefits described herein. No subsequent purchase payments may be made on or after the earliest of the 86th birthday of:

-  the owner,

-  the joint owner,

-  the annuitant, or

-  the co-annuitant.

   Currently, the maximum aggregate purchase payments you may make is $20 million. We limit the maximum total purchase payments in any contract year other than the first to $2 million absent our prior approval. Depending on applicable state law, other limits may apply.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your invested purchase payment among the variable or fixed interest rate options, or the market value adjustment option based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.

   When you make an additional purchase payment, it will be allocated in the same way as your most recent purchase payment, unless you tell us otherwise. Allocations to the DCA Fixed Rate Option must be no less than $2,000 and, allocations to the market value adjustment option must be no less than $1,000.

   You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.


   We generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time. Our business day may close earlier, for example if regular trading on the New York Stock Exchange closes early. Subsequent purchase payments received in good order after the close of the business day will be credited on the following business day.



   At our discretion, we may give initial and subsequent purchase payments (as well as withdrawals and transfers) received in good order by certain broker/dealers prior to the close of a business day the same treatment as they would have received had they been received at the same time at the Prudential Annuity Service Center. For more detail, talk to your registered representative.


CREDITS

If you purchase the Contract With Credit, we will add a credit amount to your contract value with each purchase payment you make. The credit amount is allocated to the variable or fixed interest rate investment options or the market value adjustment option in the same percentages as the purchase payment.

   The bonus credit that we pay with respect to any purchase payment depends on
(i) the age of the older

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HOW CAN I PURCHASE A STRATEGIC PARTNERS PLUS 3 CONTRACT? CONTINUED
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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

of the owner or joint owner on the date on which the purchase payment is made and (ii) the amount of the purchase payment. Specifically,

- if the elder owner is 80 or younger on the date that the purchase payment is made, then we will add a bonus credit to the purchase payment equal to 4% if the purchase payment is less than $250,000; 5% if the purchase payment is equal to or greater than $250,000 but less than $1 million; or 6% if the purchase payment is $1 million or greater; and

- if the elder owner is aged 81-85 on the date that the purchase payment is made, then we will add a bonus credit equal to 3% of the amount of the purchase payment.

   Under the Contract With Credit, if the owner returns the contract during the free look period, we will recapture the bonus credits. If we pay a death benefit under the contract, we have a contractual right to take back any credit we applied within one year of the date of death.

CALCULATING CONTRACT VALUE

The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract allocated to the variable investment options, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) adding up the total amount of money allocated to a specific investment option,

2) subtracting from that amount insurance charges and any other applicable charges such as for taxes, and

3) dividing this amount by the number of outstanding accumulation units.


   When you make a purchase payment to a variable investment option, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment, plus (if you have purchased the Contract With Credit) any applicable credit, allocated to a variable investment option by the unit price of the accumulation unit for that variable investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.


   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments.

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        8:


WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

                    PARTNERS PLUS 3 CONTRACT?
--------------------------------------------------------------------------------

THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. WE DESCRIBE THESE CHARGES AND EXPENSES BELOW.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract.


INSURANCE AND ADMINISTRATIVE CHARGES



Each day we make a deduction for the insurance and administrative charges. These charges cover our expenses for mortality and expense risk, administration, marketing and distribution. If you choose a Guaranteed Minimum Death Benefit option, Highest Daily Value Death Benefit option, or Lifetime Five Income Benefit option, the insurance and administrative cost also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. We also incur the risk that the death benefit amount exceeds the contract value. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs.



   We calculate the insurance and administrative charge based on the average daily value of all assets allocated to the variable investment options. These charges are not assessed against amounts allocated to the fixed interest rate options. The amount of the charge depends on the death benefit (or other) option that you choose.



   The death benefit charge is equal to:



   -  1.40% on an annual basis if you choose the base death benefit,



   - 1.65% on an annual basis if you choose either the roll-up or step-up Guaranteed Minimum Death Benefit option, (i.e., 0.25% in addition to the base death benefit charge),



   - 1.75% on an annual basis if you choose the greater of the roll-up and step-up Guaranteed Minimum Death Benefit option (i.e., 0.35% in addition to the base death benefit charge), or



   - 1.90% on an annual basis if you choose the Highest Daily Value Death Benefit (i.e., 0.50% in addition to the base death benefit charge).


   We impose an additional insurance and administrative charge of 0.10% annually (of account value attributable to the variable investment options) for the Contract With Credit.


   We impose an additional charge of 0.60% annually if you choose the Lifetime Five Income Benefit option. The 0.60% charge is in addition to the charge we impose for the applicable death benefit. Upon any reset of the amounts guaranteed under this benefit, we reserve the right to adjust the charge to that being imposed at that time for new elections of the benefit.


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   If the charges under the contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the contracts. If you choose the Contract With Credit, we will also use any profits from this charge to recoup our costs of providing the credit.


WITHDRAWAL CHARGE

A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. The amount and duration of the withdrawal charge depends on whether you choose the Contract With Credit or the Contract Without Credit. The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment being withdrawn was made. Specifically, we maintain an "age" for each purchase payment you have made by keeping track of how many contract anniversaries have passed since the purchase payment was made.

   The withdrawal charge is the percentage, shown below, of the amount withdrawn.

NUMBER OF CONTRACT
ANNIVERSARIES SINCE    CONTRACT WITH     CONTRACT WITHOUT
 THE DATE OF EACH    CREDIT WITHDRAWAL   CREDIT WITHDRAWAL
 PURCHASE PAYMENT         CHARGE              CHARGE
-------------------  -----------------   -----------------
        0                    8%                 7%
        1                    8%                 6%
        2                    8%                 5%
        3                    8%                 4%
        4                    7%                 3%
        5                    6%                 2%
        6                    5%                 1%
        7                    0%                 0%

   If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the next following contract anniversary will apply.

   If you request a withdrawal, we will deduct an amount from the contract value that is sufficient to pay the withdrawal charge, and provide you with the amount requested.

   If you request a full withdrawal, we will provide you with the full amount of the contract value after making deductions for charges.

   Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We make this "charge-free amount" available to you subject to approval of this feature in your state. We determine the charge-free amount available to you in a given contract year on the contract anniversary that begins that year. In calculating the charge-free amount, we divide purchase payments into two categories -- payments that are subject to a withdrawal charge and those that are not. We determine the charge-free amount based only on purchase payments that are subject to a withdrawal charge. The charge-free amount in a given contract year is equal to 10% of the sum of all the purchase payments subject to the withdrawal charge that you have made as of the applicable contract anniversary. During the first contract year, the charge-free amount is equal to 10% of the initial purchase payment.


   When you make a withdrawal (including a withdrawal under the optional Lifetime Five Income Benefit), we will deduct the amount of the withdrawal first from the available charge-free amount. Any excess amount will then be deducted from purchase payments in excess of the charge-free amount and subject to applicable withdrawal charges. Once you have withdrawn all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.



   If a withdrawal or transfer is taken from a market value adjustment guarantee period prior to the expiration of the rate guarantee period, we will make a market value adjustment to the withdrawal amount, including the withdrawal charge. We will then apply a withdrawal charge to the adjusted amount.


   If you choose the Contract With Credit and make a withdrawal that is subject to a withdrawal charge, we may use part of that withdrawal charge to recoup our costs of providing the credit.

   Withdrawal charges will never be greater than permitted by applicable law.

WAIVER OF WITHDRAWAL CHARGE FOR CRITICAL CARE

Except as restricted by applicable state law, we will waive all withdrawal charges and any market value adjustment upon receipt of proof that the owner or a joint owner is terminally ill, or has been confined to an eligible nursing home or eligible hospital continuously for at least three months after the contract date. We will

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                                                                         PART II
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also waive the contract maintenance charge if you surrender your contract in accordance with the above noted conditions. This waiver is not available if the owner has assigned ownership of the contract to someone else.

MINIMUM DISTRIBUTION REQUIREMENTS


If a withdrawal is taken from a tax qualified contract under the minimum distribution option in order to satisfy an Internal Revenue Service mandatory distribution requirement only with respect to that contract's account balance, we will waive withdrawal charges. See Section 10, "What Are The Tax Considerations Associated With The Strategic Partners Plus 3 Contract?"




CONTRACT MAINTENANCE CHARGE

On each contract anniversary during the accumulation phase, if your contract value is less than $75,000, we will deduct the lesser of $35 or 2% of your contract value, for administrative expenses (this fee may differ in certain states). While this is what we currently charge, we may increase this charge up to a maximum of $60. Also, we may raise the level of the contract value at which we waive this fee. The charge will be deducted proportionately from each of the contract's investment options. This same charge will also be deducted when you surrender your contract if your contract value is less than $75,000.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

We will impose an additional charge if you choose the Guaranteed Minimum Income Benefit. FOR CONTRACTS SOLD ON OR AFTER JANUARY 20, 2004, OR UPON SUBSEQUENT STATE APPROVAL, we will deduct a charge equal to 0.50% per year of the average GMIB protected value for the period the charge applies. FOR ALL OTHER CONTRACTS, this is an annual charge equal to 0.45% of the average GMIB protected value for the period the charge applies. We deduct the charge from your contract value on each of the following events:

-  each contract anniversary,

-  when you begin the income phase of the contract,

-  upon a full withdrawal, and

- upon a partial withdrawal if the remaining contract value would not be enough to cover the then applicable Guaranteed Minimum Income Benefit charge.

   If we impose this fee other than on a contract anniversary, then we will pro-rate it based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted.

   Because the charge is calculated based on the average GMIB protected value, it does not increase or decrease based on changes to the annuity's contract value due to market performance. If the GMIB protected value increases, the dollar amount of the annual charge will increase, while a decrease in the GMIB protected value will decrease the dollar amount of the charge.

   The charge is deducted annually in arrears each contract year on the contract anniversary. We deduct the amount of the charge pro-rata from the contract value allocated to the variable investment options, the fixed interest rate options, and the market value adjustment option. In some states, we may deduct the charge for the Guaranteed Minimum Income Benefit in a different manner. No market value adjustment will apply to the portion of the charge deducted from the market value adjustment option. If you surrender your contract, begin receiving annuity payments under the GMIB or any other annuity payout option we make available during a contract year, or the GMIB terminates, we will deduct the charge for the portion of the contract year since the prior contract anniversary (or the contract date if in the first contract year). Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the applicable Guaranteed Minimum Income Benefit charge, we will deduct the charge from the amount we pay you.

   THE FACT THAT WE MAY IMPOSE THE CHARGE UPON A FULL OR PARTIAL WITHDRAWAL DOES NOT IMPAIR YOUR RIGHT TO MAKE A WITHDRAWAL AT THE TIME OF YOUR CHOOSING.

   We will not impose the Guaranteed Minimum Income Benefit charge after the income phase begins.

INCOME APPRECIATOR BENEFIT CHARGE

We will impose an additional charge if you choose the Income Appreciator Benefit. This is an annual charge

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equal to 0.25% of your contract value. The Income Appreciator Benefit charge is calculated:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date,

   -  upon a full or partial withdrawal, and

   -  upon a subsequent purchase payment.

   The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted.

   Although the Income Appreciator Benefit charge may be calculated more often, it is deducted only:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date,

   -  upon a full withdrawal, and

   - upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable Income Appreciator Benefit charge.

   We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

   The Income Appreciator Benefit charge is deducted from each investment option in the same proportion that the amount allocated to the investment option bears to the total contract value. No market value adjustment will apply to the portion of the charge deducted from the market value adjustment. Upon a full withdrawal, or if the contract value remaining after a partial withdrawal is not enough to cover the then-applicable Income Appreciator Benefit charge, the charge is deducted from the amount paid. The payment of the Income Appreciator Benefit charge will be deemed to be made from earnings for purposes of calculating other charges. THE FACT THAT WE MAY IMPOSE THE CHARGE UPON A FULL OR PARTIAL WITHDRAWAL DOES NOT IMPAIR YOUR RIGHT TO MAKE A WITHDRAWAL AT THE TIME OF YOUR CHOOSING.

   We do not assess this charge upon election of IAB Option 1, the completion of IAB Option 2 or 3, and upon annuitization. However, we do assess the IAB charge during the 10-year payment period contemplated by IAB Options 2 and 3. Moreover, you should realize that amounts credited to your contract value under IAB Option 3 increase the contract value, and because the IAB fee is a percentage of your contract value, the IAB fee may increase as a consequence of those additions.

EARNINGS APPRECIATOR BENEFIT CHARGE

We will impose an additional charge if you choose the Earnings Appreciator Benefit. The charge for this benefit is based on an annual rate of 0.30% of your contract value.

   We calculate the charge on each of the following events:

   -  each contract anniversary,

   -  on the annuity date,

   - upon death of the sole or first to die of the owner or joint owner prior to the annuity date,

   -  upon a full or partial withdrawal, and

   -  upon a subsequent purchase payment.

   The fee is based on the contract value at time of calculation and is pro-rated based on the portion of the contract year since the date that the Earnings Appreciator Benefit charge was last calculated.

   Although the Earnings Appreciator Benefit charge may be calculated more often, it is deducted only:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon death of the sole owner or the first to die of the owner or joint owner prior to the annuity date,

   -  upon a full withdrawal, and

   - upon a partial withdrawal if the contract value remaining after the partial withdrawal is not enough to cover the then applicable charge.

   We withdraw this charge from each investment option (including each guarantee period) in the same proportion that the amount allocated to the investment option bears to the total contract value. Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the then-

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applicable Earnings Appreciator Benefit charge, we will deduct the charge from the amount we pay you. We will deem the payment of the Earnings Appreciator Benefit charge as made from earnings for purposes of calculating other charges.

TAXES ATTRIBUTABLE TO PREMIUM

There may be federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a charge against the value of the contract to pay some or all of these taxes. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax on us, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract (contract date). If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. We have the right to increase this fee up to a maximum of $30 per transfer, but we have no current plans to do so. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made.

COMPANY TAXES


We pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.



   In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.


UNDERLYING MUTUAL FUND FEES


When you allocate a purchase payment or a transfer to the variable investment options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2004, the fees of these funds ranged on an annual basis from 0.38% to 1.30% of fund assets (these fees reflect the effect of expense reimbursements or waivers, which may terminate at any time). For additional information about these fund fees, please consult the prospectuses for the funds.


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        9:


HOW CAN I

        ACCESS MY MONEY?
--------------------------------------------------------------------------------

YOU CAN ACCESS YOUR MONEY BY:

-  MAKING A WITHDRAWAL (EITHER PARTIAL OR FULL); OR

-  CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

WITHDRAWALS DURING THE ACCUMULATION PHASE

When you make a full withdrawal, you will receive the value of your contract minus any applicable charges and fees. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

   Unless you tell us otherwise, any partial withdrawal and related withdrawal charges will be taken proportionately from all of the investment options you have selected. The minimum contract value that must remain in order to keep the contract in force after a withdrawal is $2,000. If you request a withdrawal amount that would reduce the contract value below this minimum, we will withdraw the maximum amount available that, with the withdrawal charge, would not reduce the contract value below such minimum.

   With respect to the variable investment options, we will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order. We will deduct applicable charges, if any, from the assets in your contract.

   With respect to the market value adjustment option, you may specify the guarantee period from which you would like to make a withdrawal. If you indicate that the withdrawal is to originate from the market value adjustment option, but you do not specify which guarantee period is to be involved, then we will take the withdrawal from the guarantee period that has the least time remaining until its maturity date. If you indicate that you wish to make a withdrawal, but do not specify the investment options to be involved, then we will take the withdrawal from your contract value on a pro rata basis from each investment option that you have. In that situation, we will aggregate the contract value in each of the guarantee periods that you have within the market value adjustment option for purposes of making that pro rata calculation. The portion of the withdrawal associated with the market value adjustment option then will be taken from the guarantee periods with the least amount of time remaining until the maturity date, irrespective of the original length of the guarantee period. You should be aware that a withdrawal may avoid a withdrawal charge based on the charge-free amount that we allow, yet still be subject to a market value adjustment.


   INCOME TAXES, TAX PENALTIES, AND CERTAIN RESTRICTIONS ALSO MAY APPLY TO ANY WITHDRAWAL. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 10.


AUTOMATED WITHDRAWALS


We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual, or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options (other than a guarantee period within the market value adjustment option). The minimum automated withdrawal amount you can make is generally $100. An assignment of the contract terminates any automated withdrawal program that you had in effect.



   INCOME TAXES, TAX PENALTIES, WITHDRAWAL CHARGES, AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 10.


SUSPENSION OF PAYMENTS OR TRANSFERS

The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

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- An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or

- The SEC, by order, permits suspension or postponement of payments for the protection of owners.

   We expect to pay the amount of any withdrawal or process any transfer made from the fixed interest rate options promptly upon request.

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        10:


WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

                    PARTNERS PLUS 3 CONTRACT?
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The tax considerations associated with the Strategic Partners Plus 3 contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan (including contracts held by a non-natural person, such as a trust, acting as an agent for a natural person), or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.

   This contract may also be purchased as a non-qualified annuity (i.e., a contract not held under a tax-favored retirement plan) by a trust or custodial IRA or 403(b) account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s, as applicable, are the responsibility of the applicable trustee or custodian.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

   It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract such as the Guaranteed Minimum Death Benefit, should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for these benefits could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

   If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal. Also, if you elect the interest payment option that we may offer, that election will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

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TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty); or

- the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035

Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If the annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. (See "Federal Tax Status" in the Statement of Additional Information).

   Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

TAXES PAYABLE BY BENEFICIARIES

The death benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the death benefit, as determined under federal law, is also included in the owner's estate.

   Generally, the same tax rules described above would also apply to amounts received by your beneficiary.

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                                                                         PART II
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Choosing any option other than a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.

   Tax consequences to the beneficiary vary among the death benefit payment options.

-  Choice 1:  The beneficiary is taxed on earnings in the contract.

- Choice 2: The beneficiary is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).

- Choice 3: The beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

REPORTING AND WITHHOLDING ON DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the CONTRACTS HELD BY TAX FAVORED PLANS section below for a discussion regarding withholding rules for tax favored plans (for example, an IRA).

   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION

   Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the variable investment options of the annuity contract must be diversified, according to certain rules. We believe these diversification rules will be met.

   An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines may have on transfers between the investment options offered pursuant to this prospectus. We will take any action, including modifications to your contract or the investment options, required to comply with such guidelines if promulgated.

   Please refer to the Statement of Additional Information for further information on these diversification and investor control issues.

   Required Distributions Upon Your Death. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

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   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if a periodic payment option is selected by your designated beneficiary and if such payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

   If the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

   Changes In The Contract. We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans.

   Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Code. This description assumes that you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

TYPES OF TAX FAVORED PLANS


   IRAs. If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement," attached to this prospectus, contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount your contract is worth, if greater), less any applicable federal and state income tax withholding.



   Contributions Limits/Rollovers. Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. For 2005, the limit is $4,000, increasing to $5,000 in 2008. After 2008, the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500, increasing to $1,000 in 2006 and years thereafter. The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for


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                                                                         PART II
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distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan into another Section 401(a) plan.

   Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

-  You cannot sell, assign or pledge the contract, other than to Pruco Life;

- The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

- The date on which annuity payments must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70 1/2; and


-  Death and annuity payments must meet "minimum distribution requirements".


   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:


-  A 10% "early distribution penalty";


- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or


-  Failure to take a minimum distribution.


   Roth IRAs. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements:
   (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or
   (d) for a qualified first time homebuyer distribution within the meaning of
   Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA; and

- If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA, you may only purchase a contract for a Roth IRA in connection with a "rollover" or "conversion" of amounts of another traditional IRA, conduit IRA, or Roth IRA. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to a Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This

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conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.


   Effective in 2006, in accordance with recent changes in laws and regulations, required minimum distributions will be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.



   You can use the minimum distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will distribute to you this minimum distribution amount, less any other partial withdrawals that you made during the year.


   Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA or Roth IRA before you attain age 59 1/2.

   Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled; or

- the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.).

   Other exceptions to this tax may apply. You should consult your tax advisor for further details.

WITHHOLDING

Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with three exemptions; and

-  For all other distributions, we will withhold at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.


   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under Section 8, "What Are The Expenses Associated With The Strategic Partners Plus 3 Contract?"



   Information about sales representatives and commissions may be found under "Other Information" and "Sale And Distribution Of The Contract" in Section 11.


   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

ADDITIONAL INFORMATION


For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement," attached to this prospectus.


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 86

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


        11:


OTHER

        INFORMATION
--------------------------------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York.

   Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the contract.


   Pruco Life publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life that is annually audited by independent accountants. Pruco's Life annual report for the year ended December 31, 2004, together with subsequent periodic reports that Pruco Life files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Pruco Life annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at the address or telephone number listed on the cover. The SEC file number for Pruco Life is 33-37587. You may read and copy any filings made by Pruco Life with the SEC at the SEC's Public Reference Room at 450 Fifth Street, Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.


THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life Flexible Premium Variable Annuity Account (separate account), to hold the assets that are associated with the variable annuity contracts. The separate account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

SALE AND DISTRIBUTION OF THE CONTRACT


Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of annuity contracts and life insurance products we offer.



   PIMS's principal business address is 100 Mulberry Street, Newark, New Jersey 07102-4077. PIMS is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the National Association of Securities Dealers, Inc. (NASD).



   The contract is offered on a continuous basis. PIMS enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the contract but are exempt from registration (firms). Applications for the contract are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the contract directly to potential purchasers.


--------------------------------------------------------------------------------

        11:

OTHER INFORMATION CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


   Commissions are paid to firms on sales of the contract according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of purchase payments made, up to a maximum of 8%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of contract value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the contract. Commissions and other compensation paid in relation to the contract do not result in any additional charge to you or to the separate account.



   In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the contract on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the contract's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PIMS. A list of firms that PIMS paid pursuant to such arrangements is provided in the Statement of Additional Information which is available upon request.



   To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.



   You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.


LITIGATION


Pruco Life is subject to legal and regulatory actions in the ordinary course of its businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to Pruco Life and that are typical of the businesses in which Pruco Life operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We may also be subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.



   Pruco Life has received formal requests for information relating to its variable annuity business and unregistered separate accounts from regulators, including, among others, the Securities and Exchange Commission and the State of New York Attorney General's Office. Pruco Life is cooperating with all such inquiries.


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 88

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


   Pruco Life's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life's financial position.



ASSIGNMENT



In general, you can assign the contract at any time during your lifetime. If you do so, we will reset the death benefit to equal the contract value on the date the assignment occurs. For details, see Section 4, "What Is The Death Benefit?" We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event. If you assign the contract, that assignment will result in the termination of any automated withdrawal program that had been in effect. If the new owner wants to re-institute an automated withdrawal program, then he/she needs to submit the forms that we require, in good order.



   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.


FINANCIAL STATEMENTS

The financial statements of the separate account and Pruco Life, the co-issuer of the Strategic Partners Plus 3 contract, are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Principal Underwriter


-  Payments Made to Promote Sale of Our Products


-  Allocation of Initial Purchase Payment

-  Determination of Accumulation Unit Values

-  Federal Tax Status

-  State Specific Variations


-  Financial Statements


HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contract owner that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling (877) 778-5008.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

MARKET-VALUE
        ADJUSTMENT FORMULA
--------------------------------------------------------------------------------

MARKET-VALUE ADJUSTMENT FORMULA

GENERAL FORMULA

The formula under which Pruco Life calculates the market value adjustment applicable to a full or partial surrender, annuitization, or settlement under the market value adjustment option is set forth below. The market value adjustment is expressed as a multiplier factor. That is, the Contract Value after the market value adjustment ("MVA"), but before any withdrawal charge, is as follows: Contract Value (after MVA) = Contract Value (before MVA) X (1 +
MVA). The MVA itself is calculated as follows:
                              1 + I
                  MVA = [(-------------) to the N/12 power] -1
                          1 + J + .0025

where:  I   =    the guaranteed credited interest rate
                 (annual effective) for the given
                 contract at the time of withdrawal or
                 annuitization or settlement.
        J   =    the current credited interest rate
                 offered on new money at the time of
                 withdrawal or annuitization or
                 settlement for a guarantee period of
                 equal length to the number of whole
                 years remaining in the Contract's
                 current guarantee period plus one
                 year.
        N   =    equals the remaining number of months
                 in the contract's current guarantee
                 period (rounded up) at the time of
                 withdrawal or annuitization or
                 settlement.

PENNSYLVANIA FORMULA

We use the same MVA formula with respect to contracts issued in Pennsylvania as the general formula, except that "J" in the formula above uses an interpolated rate as the current credited interest rate. Specifically, "J" is the interpolated current credited interest rate offered on new money at the time of withdrawal, annuitization, or settlement. The interpolated value is calculated using the following formula:

            m/365 X (n + 1) year rate + (365 - m)/365 X n year rate,

where "n" equals the number of whole years remaining in the Contract's current guarantee period, and "m" equals the number of days remaining in year "n" of the current guarantee period.

INDIANA FORMULA

We use the following MVA formula for contracts issued in Indiana:
                              1 + I
                   MVA = [(-----------) to the N/12 power] -1
                               1 + J

The variables I, J and N retain the same definitions as the general formula.

MARKET VALUE ADJUSTMENT EXAMPLE

(ALL STATES EXCEPT INDIANA AND PENNSYLVANIA)

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment


- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2005 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2007. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.



- On May 1, 2007 the interest rate declared by Pruco Life for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.


The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  5% (0.05)

    The MVA factor calculation would be: [(1.06)/(1.05 + 0.0025)]to the (38/12) power -1 = 0.02274

2) Multiply the Contract Value by the factor calculated in Step 1.

                          $11,127.11 X 0.02274 = $253.03

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                         $11,127.11 + $253.03 = $11,380.14

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

The MVA may not always be positive. Here is an example where it is negative.


- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2005 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2007. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.



- On May 1, 2007 the interest rate declared by Pruco Life for a guarantee period of 4 years (the number of whole years remaining plus 1) is 7%.


The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  7% (0.07)

   The MVA factor calculation would be: [(1.06)/(1.07 + 0.0025)] to the (38/12) power -1 = -0.03644

2) Multiply the Contract Value by the factor calculated in Step 1.

                        $11,127.11 X (-0.03644) = -$405.47

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                       $11,127.11 + (-$405.47) = $10,721.64

MARKET VALUE ADJUSTMENT EXAMPLE

(PENNSYLVANIA)

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment


- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2005 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2007. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.



- On May 1, 2007 the interest rate declared by Pruco Life for a guarantee period of 3 years (the number of whole years remaining) is 4%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.


The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.05] + [((365-61)/365) X 0.04] =
         0.0417


   The MVA factor calculation would be: [(1.06)/(1.0417 + 0.0025)] to the (38/12) power -1 = 0.04871


2) Multiply the Contract Value by the factor calculated in Step 1.


                          $11,127.11 X 0.04871 = $542.00


3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.


                         $11,127.11 + $542.00 = $11,669.11


The MVA may not always be positive. Here is an example where it is negative.


- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2005 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2007. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.



- On May 1, 2007 the interest rate declared by Pruco Life for a guarantee period of 3 years (the number of whole years remaining) is 7%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 8%.


The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.08] + [((365 - 61)/365) X 0.07] =
         0.0717


   The MVA factor calculation would be: [(1.06)/(1.0717 + 0.0025)] to the (38/12) power -1 = -0.04126


2) Multiply the Contract Value by the factor calculated in Step 1.


                        $11,127.11 X (-0.04126) = -$459.10


--------------------------------------------------------------------------------

MARKET-VALUE ADJUSTMENT FORMULA CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.


                       $11,127.11 + (-$459.10) = $10,668.01


MARKET VALUE ADJUSTMENT EXAMPLE

(INDIANA)

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment


- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2005 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2007. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.



- On May 1, 2007 the interest rate declared by Pruco Life for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.


The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  5% (0.05)

The MVA factor calculation would be: [(1.06)/(1.05)] to the (38/12) power -1 = 0.03047

2) Multiply the Contract Value by the factor calculated in Step 1.

                          $11,127.11 x 0.03047 = $339.04

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                         $11,127.11 + $339.04 = $11,466.15

The MVA may not always be positive. Here is an example where it is negative.


- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2005 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2007. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.



- On May 1, 2007 the interest rate declared by Pruco Life for a guarantee period of 4 years (the number of whole years remaining plus 1) is 7%.


The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  7% (0.07)

    The MVA factor calculation would be: [(1.06)/(1.07)] to the (38/12) power -1 = -0.02930

2) Multiply the Contract Value by the factor calculated in Step 1.

                        $11,127.11 X (-0.02930) = -$326.02

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.


                       $11,127.11 + (-$326.02) = $10,801.09


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 92

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

         APPENDIX A

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


As we have indicated throughout this prospectus, the Strategic Partners Plus 3 Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge, by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176.



   The portfolio names shown for the corresponding unit values are as of December 31, 2004. For a complete list of the current portfolio names, see
Section 2, "What Investment Options Can I Choose?"


--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------



ACCUMULATION UNIT VALUES: (BASE DEATH BENEFIT 1.40)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01724                 $ 1.24006                      14,202
         1/1/2004 to 12/31/2004                      $ 1.24006                 $ 1.34066                     270,828
PRUDENTIAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01834                 $ 1.25778                      34,149
         1/1/2004 to 12/31/2004                      $ 1.25778                 $ 1.36350                      46,073
PRUDENTIAL GLOBAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.00588                 $ 1.28481                           0
         1/1/2004 to 12/31/2004                      $ 1.28481                 $ 1.38861                           0
PRUDENTIAL MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 0.99997                 $ 0.99449                           0
         1/1/2004 to 12/31/2004                      $ 0.99449                 $ 0.99063                           0
PRUDENTIAL STOCK INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.02199                 $ 1.22414                           0
         1/1/2004 to 12/31/2004                      $ 1.22414                 $ 1.33335                     252,261
PRUDENTIAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.02526                 $ 1.22392                           0
         1/1/2004 to 12/31/2004                      $ 1.22392                 $ 1.40386                     124,346
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01313                 $ 1.27916                     173,799
         1/1/2004 to 12/31/2004                      $ 1.27916                 $ 1.44765                     378,507
SP AIM AGGRESSIVE GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01134                 $ 1.22149                      37,878
         1/1/2004 to 12/31/2004                      $ 1.22149                 $ 1.34749                      37,730
SP AIM CORE EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01232                 $ 1.19626                           0
         1/1/2004 to 12/31/2004                      $ 1.19626                 $ 1.28343                       3,183
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01908                 $ 1.17938                      35,521
         1/1/2004 to 12/31/2004                      $ 1.17938                 $ 1.23406                     159,824
SP BALANCED ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.00979                 $ 1.19393                      42,219
         1/1/2004 to 12/31/2004                      $ 1.19393                 $ 1.30793                     430,323
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.00745                 $ 1.13654                           0
         1/1/2004 to 12/31/2004                      $ 1.13654                 $ 1.22048                      52,528



* DATE THAT THIS ANNUITY WAS FIRST OFFERED.
                                                                                         THIS CHART CONTINUES ON THE NEXT PAGE

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 94

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


ACCUMULATION UNIT VALUES (CONTINUED):
(BASE DEATH BENEFIT 1.40)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP DAVIS VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.00887                 $ 1.24835                     139,416
         1/1/2004 to 12/31/2004                      $ 1.24835                 $ 1.38531                     189,323
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01511                 $ 1.29026                      61,963
         1/1/2004 to 12/31/2004                      $ 1.29026                 $ 1.53570                      93,173
SP GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01135                 $ 1.23975                     587,421
         1/1/2004 to 12/31/2004                      $ 1.23975                 $ 1.38211                   1,432,786
SP LARGE CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.02725                 $ 1.21457                           0
         1/1/2004 to 12/31/2004                      $ 1.21457                 $ 1.41041                     140,862
SP LSV INTERNATIONAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01281                 $ 1.23393                      60,946
         1/1/2004 to 12/31/2004                      $ 1.23393                 $ 1.40924                     362,487
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.02112                 $ 1.20717                       6,786
         1/1/2004 to 12/31/2004                      $ 1.20717                 $ 1.33789                           0
SP MID CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.00463                 $ 1.33928                      20,736
         1/1/2004 to 12/31/2004                      $ 1.33928                 $ 1.57888                      32,368
SP PIMCO HIGH YIELD PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.00530                 $ 1.19841                      57,933
         1/1/2004 to 12/31/2004                      $ 1.19841                 $ 1.29196                     137,551
SP PIMCO TOTAL RETURN PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.00076                 $ 1.04684                      40,502
         1/1/2004 to 12/31/2004                      $ 1.04684                 $ 1.08689                      45,450
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01864                 $ 1.36653                       8,122
         1/1/2004 to 12/31/2004                      $ 1.36653                 $ 1.63587                     116,708
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01406                 $ 1.30191                           0
         1/1/2004 to 12/31/2004                      $ 1.30191                 $ 1.27212                           0
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01518                 $ 1.19388                      83,241
         1/1/2004 to 12/31/2004                      $ 1.19388                 $ 1.30209                      83,028



* DATE THAT THIS ANNUITY WAS FIRST OFFERED.
                                                                                         THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


ACCUMULATION UNIT VALUES (CONTINUED):
(BASE DEATH BENEFIT 1.40)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.03407                 $ 1.34037                           0
         1/1/2004 to 12/31/2004                      $ 1.34037                 $ 1.32188                           0

SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01151                 $ 1.35112                      12,286
         1/1/2004 to 12/31/2004                      $ 1.35112                 $ 1.55290                      16,814

EVERGREEN VA FOUNDATION FUND
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.00931                 $ 1.12625                           0
         1/1/2004 to 12/31/2004                      $ 1.12625                 $ 1.18087                           0

EVERGREEN VA FUND
------------------------------------------------------------------------------------------------------------------------------
         12/5/2003** to 12/31/2003                   $ 9.92203                 $10.34285                           0
         1/1/2004 to 12/31/2004                      $10.34285                 $11.05580                           0

EVERGREEN VA GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------------
         12/5/2003** to 12/31/2003                   $ 9.91859                 $10.39784                           0
         1/1/2004 to 12/31/2004                      $10.39784                 $11.19868                      47,339

EVERGREEN VA GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01232                 $ 1.35076                       1,339
         1/1/2004 to 12/31/2004                      $ 1.35076                 $ 1.51675                       7,387

EVERGREEN VA INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
         12/5/2003** to 12/31/2003                   $ 9.98995                 $10.44289                       1,603
         1/1/2004 to 12/31/2004                      $10.44289                 $12.27702                       1,655

EVERGREEN VA OMEGA FUND
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.00975                 $ 1.33662                      30,970
         1/1/2004 to 12/31/2004                      $ 1.33662                 $ 1.41333                      67,367

EVERGREEN VA SPECIAL VALUES FUND
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01278                 $ 1.25261                       8,951
         1/1/2004 to 12/31/2004                      $ 1.25261                 $ 1.48703                           0

JANUS ASPEN SERIES -- GROWTH PORTFOLIO -- SERVICE SHARES
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.02245                 $ 1.24622                           0
         1/1/2004 to 12/31/2004                      $ 1.24622                 $ 1.28061                           0



                                                                                         THIS CHART CONTINUES ON THE NEXT PAGE

 * DATE THAT THIS ANNUITY WAS FIRST OFFERED.

** DATE THAT THE FUND FIRST BECAME AVAILABLE WITHIN THIS ANNUITY.

--------------------------------------------------------------------------------
 96

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


ACCUMULATION UNIT VALUES:
(GREATER OF ROLL-UP AND STEP-UP GMDB AND CONTRACT WITH CREDIT 1.85)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01721                 $ 1.23477                      532,897
         1/1/2004 to 12/31/2004                      $ 1.23477                 $ 1.32919                    1,053,323

PRUDENTIAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01830                 $ 1.25211                       94,856
         1/1/2004 to 12/31/2004                      $ 1.25211                 $ 1.35138                      210,729

PRUDENTIAL GLOBAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.00585                 $ 1.27928                      474,299
         1/1/2004 to 12/31/2004                      $ 1.27928                 $ 1.37645                      544,304

PRUDENTIAL MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 0.99993                 $ 0.99008                      970,655
         1/1/2004 to 12/31/2004                      $ 0.99008                 $ 0.98200                      777,560

PRUDENTIAL STOCK INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.02196                 $ 1.21877                      284,569
         1/1/2004 to 12/31/2004                      $ 1.21877                 $ 1.32170                      962,267

PRUDENTIAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.02522                 $ 1.21867                      208,185
         1/1/2004 to 12/31/2004                      $ 1.21867                 $ 1.39160                      442,809

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01309                 $ 1.27356                    1,215,654
         1/1/2004 to 12/31/2004                      $ 1.27356                 $ 1.43488                    1,780,248

SP AIM AGGRESSIVE GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01130                 $ 1.21618                      151,052
         1/1/2004 to 12/31/2004                      $ 1.21618                 $ 1.33573                      278,235

SP AIM CORE EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01228                 $ 1.19096                      304,703
         1/1/2004 to 12/31/2004                      $ 1.19096                 $ 1.27217                      482,069

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01904                 $ 1.17423                      650,570
         1/1/2004 to 12/31/2004                      $ 1.17423                 $ 1.22313                    1,172,869

SP BALANCED ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.00975                 $ 1.18869                    8,880,292
         1/1/2004 to 12/31/2004                      $ 1.18869                 $ 1.29657                   20,230,983



* DATE THAT THIS ANNUITY WAS FIRST OFFERED.
                                                                                         THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


ACCUMULATION UNIT VALUES (CONTINUED):
(GREATER OF ROLL-UP AND STEP-UP GMDB AND CONTRACT WITH CREDIT 1.85)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.00741                 $ 1.13146                    5,442,444
         1/1/2004 to 12/31/2004                      $ 1.13146                 $ 1.20965                    8,008,262

SP DAVIS VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.00884                 $ 1.24312                    3,823,070
         1/1/2004 to 12/31/2004                      $ 1.24312                 $ 1.37343                    6,978,275

SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01508                 $ 1.28460                      639,413
         1/1/2004 to 12/31/2004                      $ 1.28460                 $ 1.52212                    1,131,112

SP GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01131                 $ 1.23434                    6,833,723
         1/1/2004 to 12/31/2004                      $ 1.23434                 $ 1.37008                   14,874,011

SP LARGE CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.02721                 $ 1.20922                      308,543
         1/1/2004 to 12/31/2004                      $ 1.20922                 $ 1.39807                    1,068,911

SP LSV INTERNATIONAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01277                 $ 1.22851                      460,907
         1/1/2004 to 12/31/2004                      $ 1.22851                 $ 1.39687                    1,237,381

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.02108                 $ 1.20192                      412,528
         1/1/2004 to 12/31/2004                      $ 1.20192                 $ 1.32630                      531,381

SP MID CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.00459                 $ 1.33337                      601,516
         1/1/2004 to 12/31/2004                      $ 1.33337                 $ 1.56511                    1,243,862

SP PIMCO HIGH YIELD PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.00526                 $ 1.19293                    1,208,281
         1/1/2004 to 12/31/2004                      $ 1.19293                 $ 1.28056                    2,688,088

SP PIMCO TOTAL RETURN PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.00073                 $ 1.04222                    2,602,548
         1/1/2004 to 12/31/2004                      $ 1.04222                 $ 1.07746                    4,516,667

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01860                 $ 1.36051                      239,886
         1/1/2004 to 12/31/2004                      $ 1.36051                 $ 1.62154                      364,777
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01402                 $ 1.29612                      223,415
         1/1/2004 to 12/31/2004                      $ 1.29612                 $ 1.26084                      463,420

* DATE THAT THIS ANNUITY WAS FIRST OFFERED.                                                    THIS CHART CONTINUES ON THE
NEXT PAGE


--------------------------------------------------------------------------------
 98

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-11


ACCUMULATION UNIT VALUES (CONTINUED):
(GREATER OF ROLL-UP AND STEP-UP GMDB AND CONTRACT WITH CREDIT 1.85)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01515                 $ 1.18852                       19,181
         1/1/2004 to 12/31/2004                      $ 1.18852                 $ 1.29034                       60,519
SP TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.03404                 $ 1.33452                       48,598
         1/1/2004 to 12/31/2004                      $ 1.33452                 $ 1.31015                      132,889
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01148                 $ 1.34511                      486,216
         1/1/2004 to 12/31/2004                      $ 1.34511                 $ 1.53919                    1,046,411
EVERGREEN VA FOUNDATION FUND
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.00928                 $ 1.12127                      485,711
         1/1/2004 to 12/31/2004                      $ 1.12127                 $ 1.17032                      708,194
EVERGREEN VA FUND
------------------------------------------------------------------------------------------------------------------------------
         12/5/2003** to 12/31/2003                   $ 9.92191                 $10.33946                       30,021
         1/1/2004 to 12/31/2004                      $10.33946                 $11.00339                       38,624
EVERGREEN VA GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------------
         12/5/2003** to 12/31/2003                   $ 9.91847                 $10.39444                        9,761
         1/1/2004 to 12/31/2004                      $10.39444                 $11.14557                       59,360
EVERGREEN VA GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01228                 $ 1.34494                      270,183
         1/1/2004 to 12/31/2004                      $ 1.34494                 $ 1.50358                      358,364
EVERGREEN VA INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
         12/5/2003** to 12/31/2003                   $ 9.98983                 $10.43946                       11,898
         1/1/2004 to 12/31/2004                      $10.43946                 $12.21880                       31,766
EVERGREEN VA OMEGA FUND
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.00971                 $ 1.33072                      718,960
  1/1/2004 to 12/31/2004                             $ 1.33072                 $ 1.40074                      976,778
EVERGREEN VA SPECIAL VALUES FUND
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.01274                 $ 1.24731                      535,501
         1/1/2004 to 12/31/2004                      $ 1.24731                 $ 1.47420                      939,934
JANUS ASPEN SERIES -- GROWTH PORTFOLIO -- SERVICE SHARES
------------------------------------------------------------------------------------------------------------------------------
         1/6/2003* to 12/31/2003                     $ 1.02241                 $ 1.24068                      223,309
         1/1/2004 to 12/31/2004                      $ 1.24068                 $ 1.26938                      498,286



 * DATE THAT THE ANNUITY WAS FIRST OFFERED.
** DATE THAT THE FUND FIRST BECAME AVAILABLE WITHIN THIS ANNUITY.

--------------------------------------------------------------------------------

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PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE ANNUITY DESCRIBED IN PROSPECTUS ORD01142 (05/2005).


           ---------------------------------------------------------

                               (print your name)


           ---------------------------------------------------------

                                   (address)




           ---------------------------------------------------------

                             (city/state/zip code)



                                MAILING ADDRESS:



                       PRUDENTIAL ANNUITY SERVICE CENTER


                                 P.O. Box 7960


                             Philadelphia, PA 19176

                       This page intentionally left blank

ORD01142

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 2, 2005


              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                           VARIABLE ANNUITY CONTRACTS


     The Strategic Partners(SM) Annuity One 3 and Strategic Partners(SM) Plus 3 annuity contract (the "Contract") is an individual variable annuity contract issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). The Contract is purchased by making an initial purchase payment of $10,000 or more. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers.



     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Strategic Partners Annuity One 3 and Strategic Partners Plus 3 prospectuses, dated May 2, 2005. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.


                               TABLE OF CONTENTS


COMPANY.....................................................   2
EXPERTS.....................................................   2
PRINCIPAL UNDERWRITER.......................................   2
PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS...............   2
ALLOCATION OF INITIAL PURCHASE PAYMENT......................   4
DETERMINATION OF ACCUMULATION UNIT VALUES...................   4
FEDERAL TAX STATUS..........................................  23
STATE SPECIFIC VARIATIONS...................................  23
FINANCIAL STATEMENTS........................................  24
SEPARATE ACCOUNT FINANCIAL INFORMATION......................  A1
COMPANY FINANCIAL INFORMATION...............................  B1


         PRUCO LIFE INSURANCE COMPANY                 PRUDENTIAL ANNUITY SERVICE CENTER
            213 WASHINGTON STREET                               P.O. BOX 7960
            NEWARK, NJ 07102-2992                      PHILADELPHIA, PENNSYLVANIA 19176
                                                          TELEPHONE: (888) PRU-2888

STRATEGIC PARTNERS(SM) is a service mark of The Prudential Insurance Company of America.

ORD01142B ED. 05/02/2005

                                    COMPANY

     Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.

     Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS


     The consolidated financial statements of Pruco Life and subsidiaries as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 and the financial statements of the Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2004 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


                             PRINCIPAL UNDERWRITER

     Prudential Investment Management Services LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., offers the Contract on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.


     During 2004 and 2003, $14,233,035 and $29,004,857 respectively, was paid to PIMS for its services as principal underwriter with respect to the version of the Contract described in the prospectus. During 2004 and 2003, PIMS retained none of the commissions.


     As discussed in each prospectus, Pruco Life pays commissions to broker/dealers that sell the Contract according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to registered representatives who maintain an ongoing relationship with a contract owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.


                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS



     In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the contract on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services. To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.



     The list below identifies three general types of payments that PIMS pays which are broadly defined as follows:



     - Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life products that were sold through the firm (or its affiliated broker/dealers).

     - Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life products sold through the firm (or its affiliated broker/dealers).



     - Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.



     The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of May 2, 2005) received payment of more than $10,000 under one or more of these types of arrangements during the last calendar year or that have received or are expected to receive such payment during the current calendar year. The firms listed below include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.



NAME OF FIRM:


AIG (part of the AIG selling network)*


Citigroup Global Markets, Inc.


Financial Network Investment Corp. (part of the ING selling network)*


FSC Securities Corporation (part of the AIG selling network)*


ING Financial Partners (part of the ING selling network)*


Merrill Lynch


Multi-Financial Securities Corporation (part of the ING selling network)*


Primevest Financial Services, Inc. (part of the ING selling network)*


Pruco Securities, LLC**


Royal Alliance Associates, Inc. (part of the AIG selling network)*


SunAmerica Securities, Inc. (part of the AIG selling network)*


UBS Financial Services


Wachovia Securities, LLC*

------------------------

* Also includes payments in connection with products issued by American Skandia Life Assurance Corporation, a Prudential Financial affiliate.



** Also includes payments in connection with products issued by The Prudential
   Insurance Company of America.

                     ALLOCATION OF INITIAL PURCHASE PAYMENT

     As discussed in each prospectus, we generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. However, we may employ a different procedure than this if your contract purchase is in the form of several amounts originating from different sources. Specifically, if the first of such sums that we receive amounts to less than the minimum initial purchase payment, but you have indicated that other sums are forthcoming that, when aggregated, will equal or exceed the minimum, then with your consent we will hold such amount in our general account, without interest, for up to 90 days pending receipt of such additional sums and other required documentation. When we receive the minimum initial purchase payment and any other "good order" information that we need, we will thereafter allocate your purchase payment in the manner that you have specified.

                   DETERMINATION OF ACCUMULATION UNIT VALUES


     The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. (See "What Are The Expenses Associated With The Strategic Partners Annuity One 3 Contract?" and "Calculating Contract Value" in the prospectus.) The value of the assets of a subaccount is determined by multiplying the number of shares of The Prudential Series Fund, Inc. (the "Series Fund") or other fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund or other fund but not yet paid.



     As we have indicated in each prospectus, Strategic Partners Annuity One 3 and Strategic Partners Plus 3 is a contract that allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such contract feature. In each prospectus, we depict the unit values corresponding to the contract features that bore the highest and lowest combination of asset-based charges for the period ending December 31, 2004. Here, we set out unit values corresponding to the remaining unit values.



     The portfolio names shown for the corresponding unit values are as of the period indicated above. For a complete list of the current portfolio names, see "What Investment Options Can I Choose?" in the prospectus.

                        STRATEGIC PARTNERS ANNUITY ONE 3


ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT WITH CREDIT (1.50)



                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
JENNISON PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.01724         $1.23895            4,732,574
  1/1/2004 to 12/31/2004                                      $1.23895         $1.33829            8,725,078
PRUDENTIAL EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.01833         $1.25647            2,232,305
  1/1/2004 to 12/31/2004                                      $1.25647         $1.36076            5,592,223
PRUDENTIAL GLOBAL PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.00588         $1.28371            1,764,356
  1/1/2004 to 12/31/2004                                      $1.28371         $1.38607            3,617,856
PRUDENTIAL MONEY MARKET PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $0.99996         $0.99350            6,071,510
  1/1/2004 to 12/31/2004                                      $0.99350         $0.98889           10,011,281
PRUDENTIAL STOCK INDEX PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.02198         $1.22298            9,763,337
  1/1/2004 to 12/31/2004                                      $1.22298         $1.33080           19,095,420
PRUDENTIAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.02525         $1.22287            2,233,196
  1/1/2004 to 12/31/2004                                      $1.22287         $1.40143            6,315,693
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.01312         $1.27795            4,645,533
  1/1/2004 to 12/31/2004                                      $1.27795         $1.44485           13,192,323
SP AIM AGGRESSIVE GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.01133         $1.22047              553,822
  1/1/2004 to 12/31/2004                                      $1.22047         $1.34510            1,641,409
SP AIM CORE EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.01231         $1.19493              514,102
  1/1/2004 to 12/31/2004                                      $1.19493         $1.28081            1,446,134
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.01907         $1.17831            2,422,215
  1/1/2004 to 12/31/2004                                      $1.17831         $1.23168            4,066,768
SP BALANCED ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.00978         $1.19278           30,863,984
  1/1/2004 to 12/31/2004                                      $1.19278         $1.30547           69,333,348
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.00744         $1.13549           20,175,438
  1/1/2004 to 12/31/2004                                      $1.13549         $1.21814           42,836,660
SP DAVIS VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.00886         $1.24728            7,261,135
  1/1/2004 to 12/31/2004                                      $1.24728         $1.38273           13,918,309
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.01511         $1.28895            6,375,410
  1/1/2004 to 12/31/2004                                      $1.28895         $1.53268           14,737,690
SP GROWTH ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.01134         $1.23860           24,970,849
  1/1/2004 to 12/31/2004                                      $1.23860         $1.37963           62,810,047
SP LARGE CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.02724         $1.21326            2,354,970
  1/1/2004 to 12/31/2004                                      $1.21326         $1.40752            5,144,722
SP LSV INTERNATIONAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.01280         $1.23267            2,512,188
  1/1/2004 to 12/31/2004                                      $1.23267         $1.40640            4,642,812



---------------


* Date that this annuity was first offered.

                        STRATEGIC PARTNERS ANNUITY ONE 3


ACCUMULATION UNIT VALUES (CONTINUED): BASE DEATH BENEFIT; CONTRACT WITH CREDIT (1.50)



                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.02111         $1.20608              702,380
  1/1/2004 to 12/31/2004                                      $1.20608         $1.33544            1,326,837
SP MID CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.00462         $1.33798            2,118,380
  1/1/2004 to 12/31/2004                                      $1.33798         $1.57590            5,586,476
SP PIMCO HIGH YIELD PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.00529         $1.19699           10,278,761
  1/1/2004 to 12/31/2004                                      $1.19699         $1.28928           18,996,995
SP PIMCO TOTAL RETURN PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.00076         $1.04577           19,536,507
  1/1/2004 to 12/31/2004                                      $1.04577         $1.08469           36,696,507
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.01863         $1.36507            3,515,596
  1/1/2004 to 12/31/2004                                      $1.36507         $1.63250            8,014,384
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.01405         $1.30057            1,318,768
  1/1/2004 to 12/31/2004                                      $1.30057         $1.26944            3,296,473
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.01517         $1.19257              729,221
  1/1/2004 to 12/31/2004                                      $1.19257         $1.29935            1,533,749
SP TECHNOLOGY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.03407         $1.33906              804,922
  1/1/2004 to 12/31/2004                                      $1.33906         $1.31919            1,438,014
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.01151         $1.34972            1,837,897
  1/1/2004 to 12/31/2004                                      $1.34972         $1.54968            4,654,599
JANUS ASPEN SERIES -- GROWTH PORTFOLIO -- SERVICE SHARES
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.02244         $1.24493              883,221
  1/1/2004 to 12/31/2004                                      $1.24493         $1.27810            1,747,541



---------------


* Date that this annuity was first offered.

                           STRATEGIC PARTNERS PLUS 3


ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT WITH CREDIT (1.50)



                                                           ACCUMULATION    ACCUMULATION        NUMBER OF
                                                           UNIT VALUE AT   UNIT VALUE AT   ACCUMULATION UNITS
                                                           BEGINNING OF       END OF          OUTSTANDING
                                                              PERIOD          PERIOD        AT END OF PERIOD
                                                           -------------   -------------   ------------------
JENNISON PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01724       $ 1.23895            216,355
  1/1/2004 to 12/31/2004                                     $ 1.23895       $ 1.33829            311,900
PRUDENTIAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01833       $ 1.25647             39,870
  1/1/2004 to 12/31/2004                                     $ 1.25647       $ 1.36076            152,506
PRUDENTIAL GLOBAL PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.00588       $ 1.28371            197,728
  1/1/2004 to 12/31/2004                                     $ 1.28371       $ 1.38607            365,357
PRUDENTIAL MONEY MARKET PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 0.99996       $ 0.99350            233,354
  1/1/2004 to 12/31/2004                                     $ 0.99350       $ 0.98889            299,885
PRUDENTIAL STOCK INDEX PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.02198       $ 1.22298            741,254
  1/1/2004 to 12/31/2004                                     $ 1.22298       $ 1.33080          1,342,365
PRUDENTIAL VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.02525       $ 1.22287            315,525
  1/1/2004 to 12/31/2004                                     $ 1.22287       $ 1.40143            463,969
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01312       $ 1.27795            279,325
  1/1/2004 to 12/31/2004                                     $ 1.27795       $ 1.44485          1,187,472
SP AIM AGGRESSIVE GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01133       $ 1.22047            177,909
  1/1/2004 to 12/31/2004                                     $ 1.22047       $ 1.34510            321,784
SP AIM CORE EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01231       $ 1.19493             33,300
  1/1/2004 to 12/31/2004                                     $ 1.19493       $ 1.28081             76,724
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01907       $ 1.17831            201,465
  1/1/2004 to 12/31/2004                                     $ 1.17831       $ 1.23168            315,980
SP BALANCED ASSET ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.00978       $ 1.19278          3,639,391
  1/1/2004 to 12/31/2004                                     $ 1.19278       $ 1.30547          9,858,866
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.00744       $ 1.13549          1,948,053
  1/1/2004 to 12/31/2004                                     $ 1.13549       $ 1.21814          3,767,681
SP DAVIS VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.00886       $ 1.24728          1,147,532
  1/1/2004 to 12/31/2004                                     $ 1.24728       $ 1.38273          2,237,260
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01511       $ 1.28895            403,449
  1/1/2004 to 12/31/2004                                     $ 1.28895       $ 1.53268            629,435
SP GROWTH ASSET ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01134       $ 1.23860          6,915,756
  1/1/2004 to 12/31/2004                                     $ 1.23860       $ 1.37963         11,081,796
SP LARGE CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.02724       $ 1.21326            109,618
  1/1/2004 to 12/31/2004                                     $ 1.21326       $ 1.40752            278,970
SP LSV INTERNATIONAL VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01280       $ 1.23267            197,458
  1/1/2004 to 12/31/2004                                     $ 1.23267       $ 1.40640            398,160



---------------



* Date that this annuity was first offered.

                           STRATEGIC PARTNERS PLUS 3


ACCUMULATION UNIT VALUES (CONTINUED): BASE DEATH BENEFIT; CONTRACT WITH CREDIT (1.50)



                                                           ACCUMULATION    ACCUMULATION        NUMBER OF
                                                           UNIT VALUE AT   UNIT VALUE AT   ACCUMULATION UNITS
                                                           BEGINNING OF       END OF          OUTSTANDING
                                                              PERIOD          PERIOD        AT END OF PERIOD
                                                           -------------   -------------   ------------------
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.02111       $ 1.20608            333,873
  1/1/2004 to 12/31/2004                                     $ 1.20608       $ 1.33544            436,553
SP MID CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.00462       $ 1.33798            291,998
  1/1/2004 to 12/31/2004                                     $ 1.33798       $ 1.57590            487,829
SP PIMCO HIGH YIELD PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.00529       $ 1.19699          1,025,535
  1/1/2004 to 12/31/2004                                     $ 1.19699       $ 1.28928          1,510,308
SP PIMCO TOTAL RETURN PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.00076       $ 1.04577          1,613,427
  1/1/2004 to 12/31/2004                                     $ 1.04577       $ 1.08469          3,404,938
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01863       $ 1.36507            612,281
  1/1/2004 to 12/31/2004                                     $ 1.36507       $ 1.63250            841,362
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01405       $ 1.30057             72,674
  1/1/2004 to 12/31/2004                                     $ 1.30057       $ 1.26944            140,878
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01517       $ 1.19257             18,039
  1/1/2004 to 12/31/2004                                     $ 1.19257       $ 1.29935             24,234
SP TECHNOLOGY PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.03407       $ 1.33906            128,370
  1/1/2004 to 12/31/2004                                     $ 1.33906       $ 1.31919            434,842
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01151       $ 1.34972            217,576
  1/1/2004 to 12/31/2004                                     $ 1.34972       $ 1.54968            350,299
EVERGREEN VA FOUNDATION FUND
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.00930       $ 1.12509            139,659
  1/1/2004 to 12/31/2004                                     $ 1.12509       $ 1.17840            239,099
EVERGREEN VA FUND
-------------------------------------------------------------------------------------------------------------
  12/5/2003** to 12/31/2003                                  $ 9.92201       $10.34209             25,726
  1/1/2004 to 12/31/2004                                     $10.34209       $11.04420             25,461
EVERGREEN VA GROWTH AND INCOME FUND
-------------------------------------------------------------------------------------------------------------
  12/5/2003** to 12/31/2003                                  $ 9.91857       $10.39708              7,972
  1/1/2004 to 12/31/2004                                     $10.39708       $11.18687             43,902
EVERGREEN VA GROWTH FUND
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01231       $ 1.34951            224,727
  1/1/2004 to 12/31/2004                                     $ 1.34951       $ 1.51382            298,143
EVERGREEN VA INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------------------------------------
  12/5/2003** to 12/31/2003                                  $ 9.98992       $10.44212              2,812
  1/1/2004 to 12/31/2004                                     $10.44212       $12.26411             11,970
EVERGREEN VA OMEGA FUND
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.00974       $ 1.33535            754,721
  1/1/2004 to 12/31/2004                                     $ 1.33535       $ 1.41046            781,690
EVERGREEN VA SPECIAL VALUES FUND
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01277       $ 1.25143            301,792
  1/1/2004 to 12/31/2004                                     $ 1.25143       $ 1.48416            930,338
JANUS ASPEN SERIES -- GROWTH PORTFOLIO -- SERVICE SHARES
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.02244       $ 1.24493            143,676
  1/1/2004 to 12/31/2004                                     $ 1.24493       $ 1.27810            140,699



---------------


 * Date that this annuity was first offered.

** Date that the fund first become available within this annuity.

                        STRATEGIC PARTNERS ANNUITY ONE 3

ACCUMULATION UNIT VALUES:ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT;

                         CONTRACT WITHOUT CREDIT (1.65)

                                                           ACCUMULATION    ACCUMULATION        NUMBER OF
                                                           UNIT VALUE AT   UNIT VALUE AT   ACCUMULATION UNITS
                                                           BEGINNING OF       END OF          OUTSTANDING
                                                              PERIOD          PERIOD        AT END OF PERIOD
                                                           -------------   -------------   ------------------
JENNISON PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.01722        $1.23707           1,148,539
  1/1/2004 to 12/31/2004                                     $1.23707        $1.33430           1,816,124
PRUDENTIAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.01832        $1.25467             565,810
  1/1/2004 to 12/31/2004                                     $1.25467        $1.35675           1,356,988
PRUDENTIAL GLOBAL PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.00586        $1.28183             343,858
  1/1/2004 to 12/31/2004                                     $1.28183        $1.38198             675,506
PRUDENTIAL MONEY MARKET PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $0.99995        $0.99219             722,109
  1/1/2004 to 12/31/2004                                     $0.99219        $0.98618           1,155,873
PRUDENTIAL STOCK INDEX PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.02197        $1.22123           2,097,647
  1/1/2004 to 12/31/2004                                     $1.22123        $1.32700           4,165,028
PRUDENTIAL VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.02524        $1.22106             666,919
  1/1/2004 to 12/31/2004                                     $1.22106        $1.39723           1,623,346
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.01311        $1.27619             383,318
  1/1/2004 to 12/31/2004                                     $1.27619        $1.44070           1,460,492
SP AIM AGGRESSIVE GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.01132        $1.21864             251,318
  1/1/2004 to 12/31/2004                                     $1.21864        $1.34106             583,177
SP AIM CORE EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.01230        $1.19327             335,325
  1/1/2004 to 12/31/2004                                     $1.19327        $1.27723             565,921
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.01906        $1.17656             606,009
  1/1/2004 to 12/31/2004                                     $1.17656        $1.22806           1,331,460
SP BALANCED ASSET ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.00977        $1.19102           5,974,571
  1/1/2004 to 12/31/2004                                     $1.19102        $1.30170          16,335,832
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.00742        $1.13376           6,049,501
  1/1/2004 to 12/31/2004                                     $1.13376        $1.21453          12,473,919
SP DAVIS VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.00885        $1.24544           2,241,165
  1/1/2004 to 12/31/2004                                     $1.24544        $1.37860           3,560,744
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.01509        $1.28700           1,683,161
  1/1/2004 to 12/31/2004                                     $1.28700        $1.52811           3,236,422
SP GROWTH ASSET ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.01133        $1.23681           4,913,817
  1/1/2004 to 12/31/2004                                     $1.23681        $1.37547          11,206,306
SP LARGE CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.02723        $1.21162             934,800
  1/1/2004 to 12/31/2004                                     $1.21162        $1.40351           1,726,587
SP LSV INTERNATIONAL VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.01279        $1.23097             523,189
  1/1/2004 to 12/31/2004                                     $1.23097        $1.40240           1,029,041



---------------


* Date that this annuity was first offered.

                        STRATEGIC PARTNERS ANNUITY ONE 3

ACCUMULATION UNIT VALUES (CONTINUED):ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH
                                     BENEFIT; CONTRACT WITHOUT CREDIT (1.65)


                                                           ACCUMULATION    ACCUMULATION        NUMBER OF
                                                           UNIT VALUE AT   UNIT VALUE AT   ACCUMULATION UNITS
                                                           BEGINNING OF       END OF          OUTSTANDING
                                                              PERIOD          PERIOD        AT END OF PERIOD
                                                           -------------   -------------   ------------------
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.02110        $1.20421             307,075
  1/1/2004 to 12/31/2004                                     $1.20421        $1.33147             402,126
SP MID CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.00460        $1.33593             838,665
  1/1/2004 to 12/31/2004                                     $1.33593        $1.57111           1,496,573
SP PIMCO HIGH YIELD PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.00528        $1.19539           2,383,436
  1/1/2004 to 12/31/2004                                     $1.19539        $1.28562           5,001,391
SP PIMCO TOTAL RETURN PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.00074        $1.04416           5,251,435
  1/1/2004 to 12/31/2004                                     $1.04416        $1.08148           8,667,243
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.01862        $1.36323             529,880
  1/1/2004 to 12/31/2004                                     $1.36323        $1.62791           1,321,549
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.01404        $1.29864             520,322
  1/1/2004 to 12/31/2004                                     $1.29864        $1.26580             797,401
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.01516        $1.19082             410,543
  1/1/2004 to 12/31/2004                                     $1.19082        $1.29550             860,070
SP TECHNOLOGY PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.03405        $1.33722              54,441
  1/1/2004 to 12/31/2004                                     $1.33722        $1.31561             147,668
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.01149        $1.34770             396,688
  1/1/2004 to 12/31/2004                                     $1.34770        $1.54511             745,710
JANUS ASPEN SERIES -- GROWTH PORTFOLIO -- SERVICE SHARES
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.02243        $1.24316             250,310
  1/1/2004 to 12/31/2004                                     $1.24316        $1.27441             347,047



---------------


* Date that this annuity was first offered.

                           STRATEGIC PARTNERS PLUS 3

ACCUMULATION UNIT VALUES:ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT;

                         CONTRACT WITHOUT CREDIT (1.65)

                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
JENNISON PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01722        $ 1.23707                  0
  1/1/2004 to 12/31/2004                                      $ 1.23707        $ 1.33430                  0
PRUDENTIAL EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01832        $ 1.25467                  0
  1/1/2004 to 12/31/2004                                      $ 1.25467        $ 1.35675                  0
PRUDENTIAL GLOBAL PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.00586        $ 1.28183                  0
  1/1/2004 to 12/31/2004                                      $ 1.28183        $ 1.38198                  0
PRUDENTIAL MONEY MARKET PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 0.99995        $ 0.99219                  0
  1/1/2004 to 12/31/2004                                      $ 0.99219        $ 0.98618             74,763
PRUDENTIAL STOCK INDEX PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.02197        $ 1.22123            113,683
  1/1/2004 to 12/31/2004                                      $ 1.22123        $ 1.32700             49,259
PRUDENTIAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.02524        $ 1.22106             12,974
  1/1/2004 to 12/31/2004                                      $ 1.22106        $ 1.39723             20,203
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01311        $ 1.27619             93,687
  1/1/2004 to 12/31/2004                                      $ 1.27619        $ 1.44070            137,063
SP AIM AGGRESSIVE GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01132        $ 1.21864              3,194
  1/1/2004 to 12/31/2004                                      $ 1.21864        $ 1.34106            124,576
SP AIM CORE EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01230        $ 1.19327              5,221
  1/1/2004 to 12/31/2004                                      $ 1.19327        $ 1.27723              5,375
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01906        $ 1.17656             14,722
  1/1/2004 to 12/31/2004                                      $ 1.17656        $ 1.22806            125,340
SP BALANCED ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.00977        $ 1.19102            209,900
  1/1/2004 to 12/31/2004                                      $ 1.19102        $ 1.30170            456,535
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.00742        $ 1.13376              6,901
  1/1/2004 to 12/31/2004                                      $ 1.13376        $ 1.21453             53,663
SP DAVIS VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.00885        $ 1.24544             34,994
  1/1/2004 to 12/31/2004                                      $ 1.24544        $ 1.37860            154,773
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01509        $ 1.28700             11,766
  1/1/2004 to 12/31/2004                                      $ 1.28700        $ 1.52811             18,166
SP GROWTH ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01133        $ 1.23681            359,581
  1/1/2004 to 12/31/2004                                      $ 1.23681        $ 1.37547            844,989
SP LARGE CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.02723        $ 1.21162                  0
  1/1/2004 to 12/31/2004                                      $ 1.21162        $ 1.40351             14,942
SP LSV INTERNATIONAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01279        $ 1.23097             10,705
  1/1/2004 to 12/31/2004                                      $ 1.23097        $ 1.40240             60,764



---------------



* Date that this annuity was first offered.

                           STRATEGIC PARTNERS PLUS 3


ACCUMULATION UNIT VALUES (CONTINUED):ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT;
                                        CONTRACT WITHOUT CREDIT (1.65)

                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.02110        $ 1.20421                  0
  1/1/2004 to 12/31/2004                                      $ 1.20421        $ 1.33147                  0
SP MID CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.00460        $ 1.33593              8,840
  1/1/2004 to 12/31/2004                                      $ 1.33593        $ 1.57111             96,040
SP PIMCO HIGH YIELD PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.00528        $ 1.19539             30,808
  1/1/2004 to 12/31/2004                                      $ 1.19539        $ 1.28562             28,817
SP PIMCO TOTAL RETURN PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.00074        $ 1.04416             98,308
  1/1/2004 to 12/31/2004                                      $ 1.04416        $ 1.08148            139,224
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01862        $ 1.36323                  0
  1/1/2004 to 12/31/2004                                      $ 1.36323        $ 1.62791                  0
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01404        $ 1.29864                391
  1/1/2004 to 12/31/2004                                      $ 1.29864        $ 1.26580             25,538
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01516        $ 1.19082                  0
  1/1/2004 to 12/31/2004                                      $ 1.19082        $ 1.29550                  0
SP TECHNOLOGY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.03405        $ 1.33722                  0
  1/1/2004 to 12/31/2004                                      $ 1.33722        $ 1.31561             19,370
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01149        $ 1.34770                764
  1/1/2004 to 12/31/2004                                      $ 1.34770        $ 1.54511             48,239
EVERGREEN VA FOUNDATION FUND
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.00929        $ 1.12349                  0
  1/1/2004 to 12/31/2004                                      $ 1.12349        $ 1.17498                  0
EVERGREEN VA FUND
----------------------------------------------------------------------------------------------------------------
  12/5/2003** to 12/31/2003                                   $ 9.92197        $10.34095                  0
  1/1/2004 to 12/31/2004                                      $10.34095        $11.02653                392
EVERGREEN VA GROWTH AND INCOME FUND
----------------------------------------------------------------------------------------------------------------
  12/5/2003** to 12/31/2003                                   $ 9.91853        $10.39594                  0
  1/1/2004 to 12/31/2004                                      $10.39594        $11.16913                  0
EVERGREEN VA GROWTH FUND
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01229        $ 1.34741                  0
  1/1/2004 to 12/31/2004                                      $ 1.34741        $ 1.50924                352
EVERGREEN VA INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------
  12/5/2003** to 12/31/2003                                   $ 9.98988        $10.44097                378
  1/1/2004 to 12/31/2004                                      $10.44097        $12.24474              3,163
EVERGREEN VA OMEGA FUND
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.00973        $ 1.33341              5,880
  1/1/2004 to 12/31/2004                                      $ 1.33341        $ 1.40630             21,451



---------------


 * Date that this annuity was first offered.

** Date that the fund first became available within this annuity.

                           STRATEGIC PARTNERS PLUS 3


ACCUMULATION UNIT VALUES (CONTINUED):ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT;
                                        CONTRACT WITHOUT CREDIT (1.65)

                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
EVERGREEN VA SPECIAL VALUES FUND
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01276        $ 1.24979                  0
  1/1/2004 to 12/31/2004                                      $ 1.24979        $ 1.48003              1,857
JANUS ASPEN SERIES -- GROWTH PORTFOLIO -- SERVICE SHARES
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.02243        $ 1.24316                  0
  1/1/2004 to 12/31/2004                                      $ 1.24316        $ 1.27441                  0



---------------


* Date that this annuity was first offered.

                        STRATEGIC PARTNERS ANNUITY ONE 3

ACCUMULATION UNIT VALUES:ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT;

                         CONTRACT WITH CREDIT (1.75)

                                                           ACCUMULATION    ACCUMULATION        NUMBER OF
                                                           UNIT VALUE AT   UNIT VALUE AT   ACCUMULATION UNITS
                                                           BEGINNING OF       END OF          OUTSTANDING
                                                              PERIOD          PERIOD        AT END OF PERIOD
                                                           -------------   -------------   ------------------
JENNISON PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.01722        $1.23592           3,034,356
  1/1/2004 to 12/31/2004                                     $1.23592        $1.33162           5,806,228
PRUDENTIAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.01831        $1.25343           1,750,770
  1/1/2004 to 12/31/2004                                     $1.25343        $1.35414           3,881,271
PRUDENTIAL GLOBAL PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.00586        $1.28057             821,406
  1/1/2004 to 12/31/2004                                     $1.28057        $1.37924           1,758,428
PRUDENTIAL MONEY MARKET PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $0.99994        $0.99097           3,153,756
  1/1/2004 to 12/31/2004                                     $0.99097        $0.98370           3,334,269
PRUDENTIAL STOCK INDEX PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.02196        $1.21997           6,703,469
  1/1/2004 to 12/31/2004                                     $1.21997        $1.32426          12,306,649
PRUDENTIAL VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.02523        $1.21982           1,504,381
  1/1/2004 to 12/31/2004                                     $1.21982        $1.39431           3,902,164
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.01310        $1.27479           2,196,404
  1/1/2004 to 12/31/2004                                     $1.27479        $1.43779           5,353,677
SP AIM AGGRESSIVE GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.01131        $1.21743             859,739
  1/1/2004 to 12/31/2004                                     $1.21743        $1.33841           1,165,621
SP AIM CORE EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.01229        $1.19212             495,133
  1/1/2004 to 12/31/2004                                     $1.19212        $1.27462             891,594
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.01905        $1.17543           1,235,647
  1/1/2004 to 12/31/2004                                     $1.17543        $1.22575           1,867,597
SP BALANCED ASSET ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.00976        $1.18975          20,763,919
  1/1/2004 to 12/31/2004                                     $1.18975        $1.29901          46,440,249
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.00742        $1.13276          10,650,357
  1/1/2004 to 12/31/2004                                     $1.13276        $1.21249          27,461,819
SP DAVIS VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.00884        $1.24425           5,143,953
  1/1/2004 to 12/31/2004                                     $1.24425        $1.37603           8,339,198
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.01509        $1.28582           4,297,882
  1/1/2004 to 12/31/2004                                     $1.28582        $1.52507           8,768,300
SP GROWTH ASSET ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.01132        $1.23575          10,289,689
  1/1/2004 to 12/31/2004                                     $1.23575        $1.37292          25,520,133
SP LARGE CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.02722        $1.21039           1,986,975
  1/1/2004 to 12/31/2004                                     $1.21039        $1.40077           3,500,652
SP LSV INTERNATIONAL VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.01278        $1.22973           1,857,302
  1/1/2004 to 12/31/2004                                     $1.22973        $1.39961           3,206,042



---------------


* Date that this annuity was first offered.

                        STRATEGIC PARTNERS ANNUITY ONE 3

ACCUMULATION UNIT VALUES (CONTINUED):ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH
                                     BENEFIT; CONTRACT WITH CREDIT (1.75)


                                                           ACCUMULATION    ACCUMULATION        NUMBER OF
                                                           UNIT VALUE AT   UNIT VALUE AT   ACCUMULATION UNITS
                                                           BEGINNING OF       END OF          OUTSTANDING
                                                              PERIOD          PERIOD        AT END OF PERIOD
                                                           -------------   -------------   ------------------
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.02109        $1.20305             561,424
  1/1/2004 to 12/31/2004                                     $1.20305        $1.32884             995,234
SP MID CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.00460        $1.33469           1,523,996
  1/1/2004 to 12/31/2004                                     $1.33469        $1.56814           3,209,016
SP PIMCO HIGH YIELD PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.00527        $1.19418           7,952,321
  1/1/2004 to 12/31/2004                                     $1.19418        $1.28300          13,719,650
SP PIMCO TOTAL RETURN PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.00074        $1.04315          13,137,592
  1/1/2004 to 12/31/2004                                     $1.04315        $1.07941          23,123,777
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.01861        $1.36187           1,691,676
  1/1/2004 to 12/31/2004                                     $1.36187        $1.62472           3,978,238
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.01403        $1.29734           1,122,556
  1/1/2004 to 12/31/2004                                     $1.29734        $1.26327           1,867,232
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.01515        $1.18963             509,540
  1/1/2004 to 12/31/2004                                     $1.18963        $1.29291           1,176,706
SP TECHNOLOGY PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.03405        $1.33585             338,231
  1/1/2004 to 12/31/2004                                     $1.33585        $1.31286             656,213
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.01149        $1.34648             762,243
  1/1/2004 to 12/31/2004                                     $1.34648        $1.54220           1,787,763
JANUS ASPEN SERIES -- GROWTH PORTFOLIO -- SERVICE SHARES
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $1.02242        $1.24188             454,419
  1/1/2004 to 12/31/2004                                     $1.24188        $1.27175             694,715



---------------


* Date that this annuity was first offered.

                           STRATEGIC PARTNERS PLUS 3


ACCUMULATION UNIT VALUES:ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT;
                            CONTRACT WITH CREDIT (1.75)



                                                           ACCUMULATION    ACCUMULATION        NUMBER OF
                                                           UNIT VALUE AT   UNIT VALUE AT   ACCUMULATION UNITS
                                                           BEGINNING OF       END OF          OUTSTANDING
                                                              PERIOD          PERIOD        AT END OF PERIOD
                                                           -------------   -------------   ------------------
JENNISON PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01722       $ 1.23592           356,972
  1/1/2004 to 12/31/2004                                     $ 1.23592       $ 1.33162           678,486
PRUDENTIAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01831       $ 1.25343            41,488
  1/1/2004 to 12/31/2004                                     $ 1.25343       $ 1.35414            15,700
PRUDENTIAL GLOBAL PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.00586       $ 1.28057             3,909
  1/1/2004 to 12/31/2004                                     $ 1.28057       $ 1.37924            24,427
PRUDENTIAL MONEY MARKET PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 0.99994       $ 0.99097             2,253
  1/1/2004 to 12/31/2004                                     $ 0.99097       $ 0.98370           388,736
PRUDENTIAL STOCK INDEX PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.02196       $ 1.21997           240,142
  1/1/2004 to 12/31/2004                                     $ 1.21997       $ 1.32426           517,660
PRUDENTIAL VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.02523       $ 1.21982            17,384
  1/1/2004 to 12/31/2004                                     $ 1.21982       $ 1.39431           126,826
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01310       $ 1.27479           415,773
  1/1/2004 to 12/31/2004                                     $ 1.27479       $ 1.43779           706,700
SP AIM AGGRESSIVE GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01131       $ 1.21743           156,232
  1/1/2004 to 12/31/2004                                     $ 1.21743       $ 1.33841           204,602
SP AIM CORE EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01229       $ 1.19212            57,328
  1/1/2004 to 12/31/2004                                     $ 1.19212       $ 1.27462           257,815
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01905       $ 1.17543           234,521
  1/1/2004 to 12/31/2004                                     $ 1.17543       $ 1.22575           452,087
SP BALANCED ASSET ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.00976       $ 1.18975         2,783,061
  1/1/2004 to 12/31/2004                                     $ 1.18975       $ 1.29901         9,303,341
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.00742       $ 1.13276         1,674,464
  1/1/2004 to 12/31/2004                                     $ 1.13276       $ 1.21249         3,358,282
SP DAVIS VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.00884       $ 1.24425         1,188,460
  1/1/2004 to 12/31/2004                                     $ 1.24425       $ 1.37603         2,149,261
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01509       $ 1.28582           398,657
  1/1/2004 to 12/31/2004                                     $ 1.28582       $ 1.52507           573,855
SP GROWTH ASSET ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01132       $ 1.23575         2,548,086
  1/1/2004 to 12/31/2004                                     $ 1.23575       $ 1.37292         6,035,131
SP LARGE CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.02722       $ 1.21039            36,231
  1/1/2004 to 12/31/2004                                     $ 1.21039       $ 1.40077           248,824



---------------



 * Date that this annuity was first offered.

                           STRATEGIC PARTNERS PLUS 3


ACCUMULATION UNIT VALUES (CONTINUED):ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT
                                        CONTRACT WITH CREDIT (1.75)



                                                           ACCUMULATION    ACCUMULATION        NUMBER OF
                                                           UNIT VALUE AT   UNIT VALUE AT   ACCUMULATION UNITS
                                                           BEGINNING OF       END OF          OUTSTANDING
                                                              PERIOD          PERIOD        AT END OF PERIOD
                                                           -------------   -------------   ------------------
SP LSV INTERNATIONAL VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01278       $ 1.22973           249,585
  1/1/2004 to 12/31/2004                                     $ 1.22973       $ 1.39961           435,234
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.02109       $ 1.20305            55,515
  1/1/2004 to 12/31/2004                                     $ 1.20305       $ 1.32884           190,055
SP MID CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.00460       $ 1.33469           114,000
  1/1/2004 to 12/31/2004                                     $ 1.33469       $ 1.56814           327,041
SP PIMCO HIGH YIELD PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.00527       $ 1.19418           956,320
  1/1/2004 to 12/31/2004                                     $ 1.19418       $ 1.28300         1,175,769
SP PIMCO TOTAL RETURN PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.00074       $ 1.04315         1,698,015
  1/1/2004 to 12/31/2004                                     $ 1.04315       $ 1.07941         2,712,542
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01861       $ 1.36187           237,577
  1/1/2004 to 12/31/2004                                     $ 1.36187       $ 1.62472           238,317
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01403       $ 1.29734            38,668
  1/1/2004 to 12/31/2004                                     $ 1.29734       $ 1.26327            92,593
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01515       $ 1.18963                 0
  1/1/2004 to 12/31/2004                                     $ 1.18963       $ 1.29291            35,136
SP TECHNOLOGY PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.03405       $ 1.33585           115,141
  1/1/2004 to 12/31/2004                                     $ 1.33585       $ 1.31286           141,550
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01149       $ 1.34648           311,628
  1/1/2004 to 12/31/2004                                     $ 1.34648       $ 1.54220           601,605
EVERGREEN VA FOUNDATION FUND
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.00928       $ 1.12247           530,897
  1/1/2004 to 12/31/2004                                     $ 1.12247       $ 1.17282           332,539
EVERGREEN VA FUND
-------------------------------------------------------------------------------------------------------------
  12/5/2003** to 12/31/2003                                  $ 9.92194       $10.34023            48,506
  1/1/2004 to 12/31/2004                                     $10.34023       $11.01506            43,106
EVERGREEN VA GROWTH AND INCOME FUND
-------------------------------------------------------------------------------------------------------------
  12/5/2003** to 12/31/2003                                  $ 9.91850       $10.39518            42,926
  1/1/2004 to 12/31/2004                                     $10.39518       $11.15728           104,497
EVERGREEN VA GROWTH FUND
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01229       $ 1.34619           259,204
  1/1/2004 to 12/31/2004                                     $ 1.34619       $ 1.50638           333,790
EVERGREEN VA INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------------------------------------
  12/5/2003** to 12/31/2003                                  $ 9.98985       $10.44021            15,346
  1/1/2004 to 12/31/2004                                     $10.44021       $12.23173            26,488
EVERGREEN VA OMEGA FUND
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.00972       $ 1.33214           408,561
  1/1/2004 to 12/31/2004                                     $ 1.33214       $ 1.40369           524,528



---------------



 * Date that this annuity was first offered.

                           STRATEGIC PARTNERS PLUS 3


ACCUMULATION UNIT VALUES (CONTINUED):ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT
                                        CONTRACT WITH CREDIT (1.75)



                                                           ACCUMULATION    ACCUMULATION        NUMBER OF
                                                           UNIT VALUE AT   UNIT VALUE AT   ACCUMULATION UNITS
                                                           BEGINNING OF       END OF          OUTSTANDING
                                                              PERIOD          PERIOD        AT END OF PERIOD
                                                           -------------   -------------   ------------------
EVERGREEN VA SPECIAL VALUES FUND
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.01275       $ 1.24845           563,325
  1/1/2004 to 12/31/2004                                     $ 1.24845       $ 1.47705           588,613
JANUS ASPEN SERIES -- GROWTH PORTFOLIO -- SERVICE SHARES
-------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                    $ 1.02242       $ 1.24188            23,544
  1/1/2004 to 12/31/2004                                     $ 1.24188       $ 1.27175            88,070

                        STRATEGIC PARTNERS ANNUITY ONE 3


ACCUMULATION UNIT VALUES:GREATER OF ROLL-UP AND STEP-UP GUARANTEED MINIMUM DEATH BENEFIT;
                            CONTRACT WITHOUT CREDIT (1.75)



                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
JENNISON PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.01722         $1.23592            2,514,565
  1/1/2004 to 12/31/2004                                      $1.23592         $1.33162            3,765,990
PRUDENTIAL EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.01831         $1.25343            1,861,523
  1/1/2004 to 12/31/2004                                      $1.25343         $1.35414            3,267,159
PRUDENTIAL GLOBAL PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.00586         $1.28057              766,411
  1/1/2004 to 12/31/2004                                      $1.28057         $1.37924            1,295,454
PRUDENTIAL MONEY MARKET PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $0.99994         $0.99097            1,290,869
  1/1/2004 to 12/31/2004                                      $0.99097         $0.98370            1,933,712
PRUDENTIAL STOCK INDEX PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.02196         $1.21997            3,839,382
  1/1/2004 to 12/31/2004                                      $1.21997         $1.32426           10,381,868
PRUDENTIAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.02523         $1.21982            1,110,151
  1/1/2004 to 12/31/2004                                      $1.21982         $1.39431            2,458,353
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.01310         $1.27479            2,064,372
  1/1/2004 to 12/31/2004                                      $1.27479         $1.43779            5,456,705
SP AIM AGGRESSIVE GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.01131         $1.21743              496,433
  1/1/2004 to 12/31/2004                                      $1.21743         $1.33841              851,787
SP AIM CORE EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.01229         $1.19212              481,333
  1/1/2004 to 12/31/2004                                      $1.19212         $1.27462              642,438
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.01905         $1.17543            1,453,959
  1/1/2004 to 12/31/2004                                      $1.17543         $1.22575            2,066,167
SP BALANCED ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.00976         $1.18975           15,752,556
  1/1/2004 to 12/31/2004                                      $1.18975         $1.29901           32,408,586
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.00742         $1.13276            7,657,998
  1/1/2004 to 12/31/2004                                      $1.13276         $1.21249           17,707,615
SP DAVIS VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.00884         $1.24425            4,197,281
  1/1/2004 to 12/31/2004                                      $1.24425         $1.37603            6,143,725
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.01509         $1.28582            3,183,929
  1/1/2004 to 12/31/2004                                      $1.28582         $1.52507            5,728,975
SP GROWTH ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.01132         $1.23575           10,373,890
  1/1/2004 to 12/31/2004                                      $1.23575         $1.37292           20,983,877
SP LARGE CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.02722         $1.21039            1,559,543
  1/1/2004 to 12/31/2004                                      $1.21039         $1.40077            2,355,703
SP LSV INTERNATIONAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.01278         $1.22973            1,175,776
  1/1/2004 to 12/31/2004                                      $1.22973         $1.39961            1,818,167



---------------


* Date that this annuity was first offered.

                        STRATEGIC PARTNERS ANNUITY ONE 3


ACCUMULATION UNIT VALUES (CONTINUED):GREATER OF ROLL-UP AND STEP-UP GUARANTEED
                                     MINIMUM DEATH BENEFIT;
                                     CONTRACT WITHOUT CREDIT (1.75)



                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.02109         $1.20305              782,765
  1/1/2004 to 12/31/2004                                      $1.20305         $1.32884              863,944
SP MID CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.00460         $1.33469            1,009,105
  1/1/2004 to 12/31/2004                                      $1.33469         $1.56814            2,320,210
SP PIMCO HIGH YIELD PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.00527         $1.19418            3,416,493
  1/1/2004 to 12/31/2004                                      $1.19418         $1.28300            5,872,513
SP PIMCO TOTAL RETURN PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.00074         $1.04315            7,654,799
  1/1/2004 to 12/31/2004                                      $1.04315         $1.07941           12,823,093
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.01861         $1.36187            1,498,217
  1/1/2004 to 12/31/2004                                      $1.36187         $1.62472            2,581,576
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.01403         $1.29734              725,657
  1/1/2004 to 12/31/2004                                      $1.29734         $1.26327            1,383,083
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.01515         $1.18963              611,522
  1/1/2004 to 12/31/2004                                      $1.18963         $1.29291              886,759
SP TECHNOLOGY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.03405         $1.33585              583,291
  1/1/2004 to 12/31/2004                                      $1.33585         $1.31286              839,086
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.01149         $1.34648              681,084
  1/1/2004 to 12/31/2004                                      $1.34648         $1.54220            1,267,000
JANUS ASPEN SERIES -- GROWTH PORTFOLIO -- SERVICE SHARES
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $1.02242         $1.24188              357,235
  1/1/2004 to 12/31/2004                                      $1.24188         $1.27175              546,518



---------------


* Date that this annuity was first offered.

                           STRATEGIC PARTNERS PLUS 3


ACCUMULATION UNIT VALUES:GREATER OF ROLL-UP AND STEP-UP GUARANTEED MINIMUM DEATH BENEFIT;
                            CONTRACT WITHOUT CREDIT (1.75)



                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
JENNISON PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01722        $ 1.23592             75,703
  1/1/2004 to 12/31/2004                                      $ 1.23592        $ 1.33162             98,503
PRUDENTIAL EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01831        $ 1.25343                  0
  1/1/2004 to 12/31/2004                                      $ 1.25343        $ 1.35414                  0
PRUDENTIAL GLOBAL PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.00586        $ 1.28057              3,873
  1/1/2004 to 12/31/2004                                      $ 1.28057        $ 1.37924                  0
PRUDENTIAL MONEY MARKET PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 0.99994        $ 0.99097                  0
  1/1/2004 to 12/31/2004                                      $ 0.99097        $ 0.98370            449,623
PRUDENTIAL STOCK INDEX PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.02196        $ 1.21997              9,767
  1/1/2004 to 12/31/2004                                      $ 1.21997        $ 1.32426            222,950
PRUDENTIAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.02523        $ 1.21982                  0
  1/1/2004 to 12/31/2004                                      $ 1.21982        $ 1.39431             23,087
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01310        $ 1.27479            361,550
  1/1/2004 to 12/31/2004                                      $ 1.27479        $ 1.43779            511,550
SP AIM AGGRESSIVE GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01131        $ 1.21743              7,933
  1/1/2004 to 12/31/2004                                      $ 1.21743        $ 1.33841              3,891
SP AIM CORE EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01229        $ 1.19212              9,963
  1/1/2004 to 12/31/2004                                      $ 1.19212        $ 1.27462             21,773
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01905        $ 1.17543             24,629
  1/1/2004 to 12/31/2004                                      $ 1.17543        $ 1.22575             68,431
SP BALANCED ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.00976        $ 1.18975            304,694
  1/1/2004 to 12/31/2004                                      $ 1.18975        $ 1.29901          1,061,033
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.00742        $ 1.13276            456,648
  1/1/2004 to 12/31/2004                                      $ 1.13276        $ 1.21249            564,920
SP DAVIS VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.00884        $ 1.24425            191,955
  1/1/2004 to 12/31/2004                                      $ 1.24425        $ 1.37603            307,319
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01509        $ 1.28582             23,731
  1/1/2004 to 12/31/2004                                      $ 1.28582        $ 1.52507            275,292
SP GROWTH ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01132        $ 1.23575            795,791
  1/1/2004 to 12/31/2004                                      $ 1.23575        $ 1.37292          1,997,613
SP LARGE CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.02722        $ 1.21039                  0
  1/1/2004 to 12/31/2004                                      $ 1.21039        $ 1.40077             41,040
SP LSV INTERNATIONAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01278        $ 1.22973              6,258
  1/1/2004 to 12/31/2004                                      $ 1.22973        $ 1.39961             45,983


---------------

 * Date that this annuity was first offered.

                           STRATEGIC PARTNERS PLUS 3



ACCUMULATION UNIT VALUES (CONTINUED):GREATER OF ROLL-UP AND STEP-UP GUARANTEED MINIMUM DEATH BENEFIT;
                                    CONTRACT WITHOUT CREDIT (1.75)



                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.02109        $ 1.20305              2,760
  1/1/2004 to 12/31/2004                                      $ 1.20305        $ 1.32884             12,423
SP MID CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.00460        $ 1.33469             36,870
  1/1/2004 to 12/31/2004                                      $ 1.33469        $ 1.56814            282,761
SP PIMCO HIGH YIELD PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.00527        $ 1.19418             36,653
  1/1/2004 to 12/31/2004                                      $ 1.19418        $ 1.28300             88,522
SP PIMCO TOTAL RETURN PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.00074        $ 1.04315            172,283
  1/1/2004 to 12/31/2004                                      $ 1.04315        $ 1.07941            301,443
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01861        $ 1.36187              7,628
  1/1/2004 to 12/31/2004                                      $ 1.36187        $ 1.62472             14,137
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01403        $ 1.29734              7,718
  1/1/2004 to 12/31/2004                                      $ 1.29734        $ 1.26327             45,590
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01515        $ 1.18963                  0
  1/1/2004 to 12/31/2004                                      $ 1.18963        $ 1.29291                  0
SP TECHNOLOGY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.03405        $ 1.33585             11,928
  1/1/2004 to 12/31/2004                                      $ 1.33585        $ 1.31286            158,219
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01149        $ 1.34648             16,465
  1/1/2004 to 12/31/2004                                      $ 1.34648        $ 1.54220             22,413
EVERGREEN VA FOUNDATION FUND
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.00928        $ 1.12247             27,719
  1/1/2004 to 12/31/2004                                      $ 1.12247        $ 1.17282             40,675
EVERGREEN VA FUND
----------------------------------------------------------------------------------------------------------------
  12/5/2003** to 12/31/2003                                   $ 9.92194        $10.34023                798
  1/1/2004 to 12/31/2004                                      $10.34023        $11.01506              1,162
EVERGREEN VA GROWTH AND INCOME FUND
----------------------------------------------------------------------------------------------------------------
  12/5/2003** to 12/31/2003                                   $ 9.91850        $10.39518              1,147
  1/1/2004 to 12/31/2004                                      $10.39518        $11.15728              1,310
EVERGREEN VA GROWTH FUND
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01229        $ 1.34619              6,496
  1/1/2004 to 12/31/2004                                      $ 1.34619        $ 1.50638             17,208
EVERGREEN VA INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------
  12/5/2003** to 12/31/2003                                   $ 9.98985        $10.44021                971
  1/1/2004 to 12/31/2004                                      $10.44021        $12.23173             10,057
EVERGREEN VA OMEGA FUND
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.00972        $ 1.33214             14,969
  1/1/2004 to 12/31/2004                                      $ 1.33214        $ 1.40369             46,698
EVERGREEN VA SPECIAL VALUES FUND
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.01275        $ 1.24845             15,726
  1/1/2004 to 12/31/2004                                      $ 1.24845        $ 1.47705             55,131
JANUS ASPEN SERIES -- GROWTH PORTFOLIO -- SERVICE SHARES
----------------------------------------------------------------------------------------------------------------
  1/6/2003* to 12/31/2003                                     $ 1.02242        $ 1.24188             28,667
  1/1/2004 to 12/31/2004                                      $ 1.24188        $ 1.27175             32,350

                               FEDERAL TAX STATUS

OTHER TAX RULES.

     1.  DIVERSIFICATION

     The Internal Revenue Code provides that the underlying investments for the variable investment options must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the variable investment options for the Contract meet these diversification requirements.

     2.  INVESTOR CONTROL.

     Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

     3.  ENTITY OWNERS.

     Where a contract is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the Contract will not be taxed as an annuity and increases in the value of the Contract over its cost basis will be subject to tax annually.

     4.  PURCHASE PAYMENTS MADE BEFORE AUGUST 14, 1982.

     If your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the Contract. Generally, withdrawals are treated as a recovery of your investment in the Contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

     5.  GENERATION-SKIPPING TRANSFERS.


     If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.


                           STATE SPECIFIC VARIATIONS

     Some of the states in which the Strategic Partners Annuity One 3 and Strategic Partners Plus 3 variable annuity contract is currently sold (or is expected to be sold) require us to modify the contract to adhere to certain restrictions or limitations imposed by those states. Please consult your contract for additional details.

                              FINANCIAL STATEMENTS

     The following financial statements describe the financial condition of Pruco Life as well as the Pruco Life Flexible Premium Variable Annuity Account. The Pruco Life Flexible Premium Variable Annuity Account includes subaccounts that support the Strategic Partners Annuity One 3 and Strategic Partners Plus 3 contract, as well as subaccounts supporting other variable annuities issued by Pruco Life.

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF NET ASSETS
December 31, 2004

                                                                             SUBACCOUNTS
                                   -------------------------------------------------------------------------------------------------
                                    PRUDENTIAL    PRUDENTIAL                  PRUDENTIAL    PRUDENTIAL                  PRUDENTIAL
                                       MONEY      DIVERSIFIED   PRUDENTIAL     FLEXIBLE    CONSERVATIVE   PRUDENTIAL    HIGH YIELD
                                      MARKET         BOND         EQUITY        MANAGED      BALANCED        VALUE         BOND
                                     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
ASSETS
  Investment in the
    portfolios, at value ........  $243,516,359  $442,816,918  $435,763,666  $ 34,089,337  $ 53,905,299  $396,997,224  $240,357,409
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Net Assets ....................  $243,516,359  $442,816,918  $435,763,666  $ 34,089,337  $ 53,905,299  $396,997,224  $240,357,409
                                   ============  ============  ============  ============  ============  ============  ============


NET ASSETS, representing:
  Accumulation units ............  $243,516,359  $442,816,918  $435,763,666  $ 34,089,337  $ 53,905,299  $396,997,224  $240,357,409
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
                                   $243,516,359  $442,816,918  $435,763,666  $ 34,089,337  $ 53,905,299  $396,997,224  $240,357,409
                                   ============  ============  ============  ============  ============  ============  ============

  Units outstanding .............   213,892,002   283,870,233   266,362,367    21,202,342    34,197,360   202,437,819   160,680,619
                                   ============  ============  ============  ============  ============  ============  ============

  Portfolio shares held .........    24,351,636    39,256,819    19,532,213     2,056,052     3,569,887    19,919,580    44,346,385
  Portfolio net asset
    value per share .............  $      10.00  $      11.28  $      22.31  $      16.58  $      15.10  $      19.93  $       5.42
  Investment in portfolio
    shares, at cost .............  $243,516,359  $436,280,549  $539,774,224  $ 36,025,444  $ 54,966,106  $407,399,242  $295,236,904


STATEMENT OF OPERATIONS
For the period ended December 31, 2004
                                                                             SUBACCOUNTS
                                   ------------------------------------------------------------------------------------------------
                                    PRUDENTIAL    PRUDENTIAL                  PRUDENTIAL    PRUDENTIAL                  PRUDENTIAL
                                       MONEY      DIVERSIFIED   PRUDENTIAL     FLEXIBLE    CONSERVATIVE   PRUDENTIAL    HIGH YIELD
                                      MARKET         BOND         EQUITY        MANAGED      BALANCED        VALUE         BOND
                                     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
INVESTMENT INCOME
  Dividend income ...............  $  2,806,571  $ 20,616,892  $  5,328,019  $    510,763  $  1,144,824  $  5,074,855  $ 17,868,934
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------


EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......     4,093,555     6,568,488     6,070,560       481,359       781,536     5,284,356     3,442,865
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET EXPENSES ....................     4,093,555     6,568,488     6,070,560       481,359       781,536     5,284,356     3,442,865
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS) ....    (1,286,984)   14,048,404      (742,541)       29,404       363,288      (209,501)   14,426,069
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................             0             0             0             0       342,596             0             0
  Realized gain (loss) on
    shares redeemed .............             0       747,430   (23,185,880)     (833,319)     (835,159)   (7,423,878)  (12,613,537)
  Net change in unrealized gain
    (loss) on investments .......             0     3,770,820    57,878,332     3,801,436     3,568,051    59,354,321    18,432,869
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET GAIN (LOSS)
  ON INVESTMENTS ................             0     4,518,250    34,692,452     2,968,117     3,075,488    51,930,443     5,819,332
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ...............  $ (1,286,984) $ 18,566,654  $ 33,949,911  $  2,997,521  $  3,438,776  $ 51,720,942  $ 20,245,401
                                   ============  ============  ============  ============  ============  ============  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A1

STATEMENT OF NET ASSETS
December 31, 2004

                                                                     SUBACCOUNTS (CONTINUED)
                                   ----------------------------------------------------------------------------------------
                                    PRUDENTIAL     PRUDENTIAL                                    PRUDENTIAL   T. ROWE PRICE
                                     NATURAL          STOCK       PRUDENTIAL     PRUDENTIAL        SMALL      INTERNATIONAL
                                     RESOURCES        INDEX         GLOBAL        JENNISON    CAPITALIZATION     STOCK
                                     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO   STOCK PORTFOLIO   PORTFOLIO
                                   -------------  -------------  -------------  -------------  -------------  -------------
ASSETS
  Investment in the
    portfolios, at value ........  $  11,783,155  $ 693,094,086  $ 128,220,805  $ 620,025,560  $ 127,910,616  $  40,478,749
                                   -------------  -------------  -------------  -------------  -------------  -------------
  Net Assets ....................  $  11,783,155  $ 693,094,086  $ 128,220,805  $ 620,025,560  $ 127,910,616  $  40,478,749
                                   =============  =============  =============  =============  =============  =============


NET ASSETS, representing:
  Accumulation units ............  $  11,783,155  $ 693,094,086  $ 128,220,805  $ 620,025,560  $ 127,910,616  $  40,478,749
                                   -------------  -------------  -------------  -------------  -------------  -------------
                                   $  11,783,155  $ 693,094,086  $ 128,220,805  $ 620,025,560  $ 127,910,616  $  40,478,749
                                   =============  =============  =============  =============  =============  =============

  Units outstanding .............      3,501,077    443,160,103     92,114,846    421,799,695     56,065,626     35,381,727
                                   =============  =============  =============  =============  =============  =============

  Portfolio shares held .........        369,610     22,150,658      7,804,066     34,180,020      5,996,747      3,011,812
  Portfolio net asset
    value per share .............  $       31.88  $       31.29  $       16.43  $       18.14  $       21.33  $       13.44
  Investment in portfolio
    shares, at cost .............  $   7,765,514  $ 720,955,106  $ 150,518,467  $ 771,618,240  $  90,792,067  $  38,477,912


STATEMENT OF OPERATIONS
For the period ended December 31, 2004
                                                                     SUBACCOUNTS (CONTINUED)
                                   -----------------------------------------------------------------------------------------
                                    PRUDENTIAL     PRUDENTIAL                                    PRUDENTIAL   T. ROWE PRICE
                                     NATURAL          STOCK       PRUDENTIAL     PRUDENTIAL        SMALL      INTERNATIONAL
                                     RESOURCES        INDEX         GLOBAL        JENNISON    CAPITALIZATION     STOCK
                                     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO   STOCK PORTFOLIO   PORTFOLIO
                                   -------------  -------------  -------------  -------------  -------------  -------------
INVESTMENT INCOME
  Dividend income ...............  $     354,450  $  10,752,427  $   1,212,991  $   2,729,479  $     680,601  $     418,454
                                   -------------  -------------  -------------  -------------  -------------  -------------


EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......        145,247      9,513,311      1,772,576      8,699,004      1,613,542        532,974
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET EXPENSES ....................        145,247      9,513,311      1,772,576      8,699,004      1,613,542        532,974
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET INVESTMENT INCOME (LOSS) ....        209,203      1,239,116       (559,585)    (5,969,525)      (932,941)      (114,520)
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................        383,998     11,234,005              0              0        437,380              0
  Realized gain (loss) on
    shares redeemed .............        437,034    (11,004,851)    (5,985,796)   (35,400,470)     2,713,790       (336,844)
  Net change in unrealized gain
    (loss) on investments .......      1,213,153     55,067,514     15,956,359     87,748,468     19,659,239      4,896,958
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET GAIN (LOSS)
  ON INVESTMENTS ................      2,034,185     55,296,668      9,970,563     52,347,998     22,810,409      4,560,114
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ...............  $   2,243,388  $  56,535,784  $   9,410,978  $  46,378,473  $  21,877,468  $   4,445,594
                                   =============  =============  =============  =============  =============  =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A2

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF NET ASSETS
December 31, 2004

                                                                             SUBACCOUNTS
                                   -------------------------------------------------------------------------------------------------
                                   T. ROWE PRICE                               AIM V.I.      AIM V.I.                   JANUS ASPEN
                                      EQUITY        OPCAP         OPCAP          CORE         PREMIER    JANUS ASPEN   INTERNATIONAL
                                       STOCK       MANAGED      SMALL CAP       EQUITY        EQUITY       GROWTH         GROWTH
                                     PORTFOLIO    PORTFOLIO     PORTFOLIO        FUND          FUND       PORTFOLIO      PORTFOLIO
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
ASSETS
  Investment in the
    portfolios, at value ........  $164,796,428  $200,148,014  $ 98,398,220  $ 87,532,610  $148,445,110  $150,008,465  $172,016,720
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Net Assets ....................  $164,796,428  $200,148,014  $ 98,398,220  $ 87,532,610  $148,445,110  $150,008,465  $172,016,720
                                   ============  ============  ============  ============  ============  ============  ============

NET ASSETS, representing:
  Accumulation units ............  $164,796,428  $200,148,014  $ 98,398,220  $ 87,532,610  $148,445,110  $150,008,465  $172,016,720
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
                                   $164,796,428  $200,148,014  $ 98,398,220  $ 87,532,610  $148,445,110  $150,008,465  $172,016,720
                                   ============  ============  ============  ============  ============  ============  ============

  Units outstanding .............    84,329,331   132,223,393    46,584,707    58,701,262   109,220,077   108,636,431    94,695,241
                                   ============  ============  ============  ============  ============  ============  ============

  Portfolio shares held .........     7,376,743     4,684,016     2,721,942     3,873,124     6,969,254     7,470,541     6,326,470
  Portfolio net asset
    value per share .............  $      22.34  $      42.73  $      36.15  $      22.60  $      21.30  $      20.08  $      27.19
  Investment in portfolio
    shares, at cost .............  $137,582,885  $193,090,273  $ 70,790,418  $ 88,938,328  $191,624,419  $197,051,265  $161,719,669


STATEMENT OF OPERATIONS
For the period ended December 31, 2004
                                                                             SUBACCOUNTS
                                   -------------------------------------------------------------------------------------------------
                                   T. ROWE PRICE                               AIM V.I.      AIM V.I.                   JANUS ASPEN
                                      EQUITY        OPCAP         OPCAP          CORE         PREMIER    JANUS ASPEN   INTERNATIONAL
                                       STOCK       MANAGED      SMALL CAP       EQUITY        EQUITY       GROWTH         GROWTH
                                     PORTFOLIO    PORTFOLIO     PORTFOLIO        FUND          FUND       PORTFOLIO      PORTFOLIO
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
INVESTMENT INCOME
  Dividend income ...............  $  2,452,039  $  3,151,485  $     44,400  $    836,376  $    675,069  $    217,480  $  1,474,216
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......     2,195,485     2,854,370     1,320,156     1,257,598     2,133,897     2,181,464     2,294,107
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET EXPENSES ....................     2,195,485     2,854,370     1,320,156     1,257,598     2,133,897     2,181,464     2,294,107
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS) ....       256,554       297,115    (1,275,756)     (421,222)   (1,458,828)   (1,963,984)     (819,891)
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................     3,598,200             0             0             0             0             0             0
  Realized gain (loss) on
    shares redeemed .............     2,025,594    (1,223,056)    2,797,853    (1,165,125)   (9,825,695)  (11,455,592)   (1,885,531)
  Net change in unrealized
    gain (loss) on investments ..    14,000,009    18,666,921    12,725,725     7,917,892    17,172,998    17,274,574    29,033,197
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET GAIN (LOSS)
  ON INVESTMENTS ................    19,623,803    17,443,865    15,523,578     6,752,767     7,347,303     5,818,982    27,147,666
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ...............  $ 19,880,357  $ 17,740,980  $ 14,247,822  $  6,331,545  $  5,888,475  $  3,854,998  $ 26,327,775
                                   ============  ============  ============  ============  ============  ============  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A3

STATEMENT OF NET ASSETS
December 31, 2004

                                                                      SUBACCOUNTS (CONTINUED)
                                   ----------------------------------------------------------------------------------------
                                                                 CREDIT SUISSE                  FRANKLIN       PRUDENTIAL
                                        MFS            MFS        TRUST GLOBAL     AMERICAN      TEMPLETON      JENNISON
                                     RESEARCH       EMERGING      POST-VENTURE    CENTURY VP     SMALL CAP     20/20 FOCUS
                                      SERIES      GROWTH SERIES       FUND        VALUE FUND       FUND         PORTFOLIO
                                   -------------  -------------  -------------  -------------  -------------  -------------
ASSETS
  Investment in the
    portfolios, at value ........  $  45,567,266  $ 126,132,586  $  24,922,230  $  63,894,449  $  60,059,761  $  62,053,175
                                   -------------  -------------  -------------  -------------  -------------  -------------
  Net Assets ....................  $  45,567,266  $ 126,132,586  $  24,922,230  $  63,894,449  $  60,059,761  $  62,053,175
                                   =============  =============  =============  =============  =============  =============

NET ASSETS, representing:
  Accumulation units ............  $  45,567,266  $ 126,132,586  $  24,922,230  $  63,894,449  $  60,059,761  $  62,053,175
                                   -------------  -------------  -------------  -------------  -------------  -------------
                                   $  45,567,266  $ 126,132,586  $  24,922,230  $  63,894,449  $  60,059,761  $  62,053,175
                                   =============  =============  =============  =============  =============  =============

  Units outstanding .............     33,162,132     98,290,772     22,246,516     34,892,219     39,929,116     51,736,138
                                   =============  =============  =============  =============  =============  =============

  Portfolio shares held .........      2,978,253      7,199,348      2,235,178      7,302,223      3,091,084      5,016,425
  Portfolio net asset
    value per share .............  $       15.30  $       17.52  $       11.15  $        8.75  $       19.43  $       12.37
  Investment in portfolio
    shares, at cost .............  $  50,792,508  $ 165,914,445  $  30,569,032  $  47,815,500  $  69,222,372  $  53,929,513


STATEMENT OF OPERATIONS
For the period ended December 31, 2004
                                                                      SUBACCOUNTS (CONTINUED)
                                   ----------------------------------------------------------------------------------------
                                                                 CREDIT SUISSE                  FRANKLIN       PRUDENTIAL
                                        MFS            MFS        TRUST GLOBAL     AMERICAN      TEMPLETON      JENNISON
                                     RESEARCH       EMERGING      POST-VENTURE    CENTURY VP     SMALL CAP     20/20 FOCUS
                                      SERIES      GROWTH SERIES       FUND        VALUE FUND       FUND         PORTFOLIO
                                   -------------  -------------  -------------  -------------  -------------  -------------
INVESTMENT INCOME
  Dividend income ...............  $     482,844  $           0  $           0  $     615,402  $           0  $      56,110
                                   -------------  -------------  -------------  -------------  -------------  -------------

EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......        620,508      1,752,490        331,029        846,323        836,019        812,707
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET EXPENSES ....................        620,508      1,752,490        331,029        846,323        836,019        812,707
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET INVESTMENT INCOME (LOSS) ....       (137,664)    (1,752,490)      (331,029)      (230,921)      (836,019)      (756,597)
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................              0              0              0        477,375              0              0
  Realized gain (loss) on
    shares redeemed .............     (1,805,880)    (9,853,050)    (1,634,491)     1,470,995     (2,314,016)       238,903
  Net change in unrealized
    gain (loss) on investments ..      7,855,279     24,893,709      5,555,729      5,676,778      8,712,213      8,409,490
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET GAIN (LOSS)
  ON INVESTMENTS ................      6,049,399     15,040,659      3,921,238      7,625,148      6,398,197      8,648,393
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ...............  $   5,911,735  $  13,288,169  $   3,590,209  $   7,394,227  $   5,562,178  $   7,891,796
                                   =============  =============  =============  =============  =============  =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A4

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF NET ASSETS
December 31, 2004

                                                                           SUBACCOUNTS
                                   -------------------------------------------------------------------------------------------------

                                                                                                                        PRUDENTIAL
                                                                             PRUDENTIAL                   PRUDENTIAL        SP
                                    PRUDENTIAL                  ALLIANCE-        SP                           SP       STATE STREET
                                    DIVERSIFIED                 BERNSTEIN     ALLIANCE      PRUDENTIAL  GOLDMAN SACHS    RESEARCH
                                   CONSERVATIVE     DAVIS        PREMIER      LARGE CAP         SP        SMALL CAP      SMALL CAP
                                      GROWTH        VALUE        GROWTH        GROWTH      DAVIS VALUE      VALUE         GROWTH
                                     PORTFOLIO       FUND       PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
ASSETS
  Investment in the
    portfolios, at value ........  $157,523,182  $ 71,510,980  $ 11,285,979  $ 53,432,712  $228,840,293  $213,280,961  $ 36,833,628
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Net Assets ....................  $157,523,182  $ 71,510,980  $ 11,285,979  $ 53,432,712  $228,840,293  $213,280,961  $ 36,833,628
                                   ============  ============  ============  ============  ============  ============  ============

NET ASSETS, representing:
  Accumulation units ............  $157,523,182  $ 71,510,980  $ 11,285,979  $ 53,432,712  $228,840,293  $213,280,961  $ 36,833,628
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
                                   $157,523,182  $ 71,510,980  $ 11,285,979  $ 53,432,712  $228,840,293  $213,280,961  $ 36,833,628
                                   ============  ============  ============  ============  ============  ============  ============

  Units outstanding .............   123,176,004    69,705,276    19,559,751    60,176,615   189,703,912   149,233,424    38,776,789
                                   ============  ============  ============  ============  ============  ============  ============

  Portfolio shares held .........    13,964,821     6,070,542       488,359     8,083,618    20,841,557    13,751,190     5,701,800
  Portfolio net asset
    value per share .............  $      11.28  $      11.78  $      23.11  $       6.61  $      10.98  $      15.51  $       6.46
  Investment in portfolio
    shares, at cost .............  $140,645,906  $ 63,082,303  $ 12,120,946  $ 51,072,316  $189,214,528  $163,975,850  $ 35,279,823


STATEMENT OF OPERATIONS
For the period ended December 31, 2004
                                                                           SUBACCOUNTS
                                   -------------------------------------------------------------------------------------------------

                                                                                                                        PRUDENTIAL
                                                                             PRUDENTIAL                   PRUDENTIAL        SP
                                    PRUDENTIAL                  ALLIANCE-        SP                           SP       STATE STREET
                                    DIVERSIFIED                 BERNSTEIN     ALLIANCE      PRUDENTIAL  GOLDMAN SACHS    RESEARCH
                                   CONSERVATIVE     DAVIS        PREMIER      LARGE CAP         SP        SMALL CAP      SMALL CAP
                                      GROWTH        VALUE        GROWTH        GROWTH      DAVIS VALUE      VALUE         GROWTH
                                     PORTFOLIO       FUND       PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
INVESTMENT INCOME
  Dividend income ...............  $  4,901,486  $    562,573  $          0  $          0  $    774,176  $    273,632  $          0
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......     2,193,595       942,891       160,651       773,798     3,135,684     2,568,853       498,386
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET EXPENSES ....................     2,193,595       942,891       160,651       773,798     3,135,684     2,568,853       498,386
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS) ....     2,707,891      (380,318)     (160,651)     (773,798)   (2,361,508)   (2,295,221)     (498,386)
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................             0             0             0             0             0        46,261             0
  Realized gain (loss) on
    shares redeemed .............     1,103,764       341,860      (474,070)      (33,528)    2,162,767     2,448,059       179,705
  Net change in unrealized gain
    (loss) on investments .......     8,271,173     7,024,593     1,345,344     3,116,094    20,923,470    30,775,432      (276,571)
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET GAIN (LOSS)
  ON INVESTMENTS ................     9,374,937     7,366,453       871,274     3,082,566    23,086,237    33,269,752       (96,866)
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ...............  $ 12,082,828  $  6,986,135  $    710,623  $  2,308,768  $ 20,724,729  $ 30,974,531  $   (595,252)
                                   ============  ============  ============  ============  ============  ============  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A5

STATEMENT OF NET ASSETS
December 31, 2004

                                                                      SUBACCOUNTS (Continued)
                                   ----------------------------------------------------------------------------------------



                                    PRUDENTIAL    PRUDENTIAL      JANUS ASPEN   PRUDENTIAL      PRUDENTIAL     PRUDENTIAL
                                        SP            SP            GROWTH          SP              SP             SP
                                    PIMCO TOTAL   PIMCO HIGH      PORTFOLIO -    LARGE CAP       AIM CORE      MFS CAPITAL
                                      RETURN         YIELD          SERVICE        VALUE          EQUITY      OPPORTUNITIES
                                     PORTFOLIO     PORTFOLIO        SHARES       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                   -------------  -------------  -------------  -------------  -------------  -------------
ASSETS
  Investment in the
    portfolios, at value ........  $ 471,428,292  $ 189,300,290  $  22,331,675  $  94,236,232  $  27,334,238  $  23,699,617
                                   -------------  -------------  -------------  -------------  -------------  -------------
  Net Assets ....................  $ 471,428,292  $ 189,300,290  $  22,331,675  $  94,236,232  $  27,334,238  $  23,699,617
                                   =============  =============  =============  =============  =============  =============

NET ASSETS, representing:
  Accumulation units ............  $ 471,428,292  $ 189,300,290  $  22,331,675  $  94,236,232  $  27,334,238  $  23,699,617
                                   -------------  -------------  -------------  -------------  -------------  -------------
                                   $ 471,428,292  $ 189,300,290  $  22,331,675  $  94,236,232  $  27,334,238  $  23,699,617
                                   =============  =============  =============  =============  =============  =============

  Units outstanding .............    403,101,649    146,925,441     26,094,846     77,840,739     28,927,452     24,771,314
                                   =============  =============  =============  =============  =============  =============

  Portfolio shares held .........     40,362,011     17,741,358      1,125,021      8,151,923      3,713,891      3,337,974
  Portfolio net asset
    value per share .............  $       11.68  $       10.67  $       19.85  $       11.56  $        7.36  $        7.10
  Investment in portfolio
    shares, at cost .............  $ 454,276,246  $ 180,357,415  $  21,435,425  $  76,252,082  $  24,406,383  $  21,072,308


STATEMENT OF OPERATIONS
For the period ended December 31, 2004
                                                                      SUBACCOUNTS (Continued)
                                   ----------------------------------------------------------------------------------------



                                    PRUDENTIAL    PRUDENTIAL      JANUS ASPEN   PRUDENTIAL      PRUDENTIAL     PRUDENTIAL
                                        SP            SP            GROWTH          SP              SP             SP
                                    PIMCO TOTAL   PIMCO HIGH      PORTFOLIO -    LARGE CAP       AIM CORE      MFS CAPITAL
                                      RETURN         YIELD          SERVICE        VALUE          EQUITY      OPPORTUNITIES
                                     PORTFOLIO     PORTFOLIO        SHARES       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                   -------------  -------------  -------------  -------------  -------------  -------------
INVESTMENT INCOME
  Dividend income ...............  $   8,665,492  $  10,881,204  $           0  $     585,377  $     105,957  $      37,884
                                   -------------  -------------  -------------  -------------  -------------  -------------

EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......      6,876,305      2,568,253        317,564      1,182,403        371,220        324,000
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET EXPENSES ....................      6,876,305      2,568,253        317,564      1,182,403        371,220        324,000
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET INVESTMENT INCOME (LOSS) ....      1,789,187      8,312,951       (317,564)      (597,026)      (265,263)      (286,116)
                                   -------------  -------------  -------------  -------------  -------------  -------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................      7,879,777      1,408,581              0              0              0              0
  Realized gain (loss) on
    shares redeemed .............      2,178,852        782,317        (50,400)     1,088,307        215,069         72,099
  Net change in unrealized gain
    (loss) on investments .......      4,291,417      1,795,469        928,071     11,548,488      1,757,822      2,394,050
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET GAIN (LOSS)
  ON INVESTMENTS ................     14,350,046      3,986,367        877,671     12,636,795      1,972,891      2,466,149
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ...............  $  16,139,233  $  12,299,318  $     560,107  $  12,039,769  $   1,707,628  $   2,180,033
                                   =============  =============  =============  =============  =============  =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A6

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF NET ASSETS
December 31, 2004

                                                                            SUBACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                    PRUDENTIAL
                                        SP                         SP        PRUDENTIAL                   PRUDENTIAL   PRUDENTIAL
                                     STRATEGIC    PRUDENTIAL   PRUDENTIAL        SP                           SP           SP
                                     PARTNERS         SP          U.S.           AIM       PRUDENTIAL    CONSERVATIVE   BALANCED
                                      FOCUSED       MID CAP     EMERGING     AGGRESSIVE        SP            ASSET        ASSET
                                      GROWTH        GROWTH       GROWTH        GROWTH      TECHNOLOGY     ALLOCATION   ALLOCATION
                                     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
ASSETS
  Investment in the
    portfolios, at value ........  $ 26,017,331  $ 92,650,289  $108,264,309  $ 24,667,404  $ 23,029,760  $432,865,872  $772,349,897
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Net Assets ....................  $ 26,017,331  $ 92,650,289  $108,264,309  $ 24,667,404  $ 23,029,760  $432,865,872  $772,349,897
                                   ============  ============  ============  ============  ============  ============  ============

NET ASSETS, representing:
  Accumulation units ............  $ 26,017,331  $ 92,650,289  $108,264,309  $ 24,667,404  $ 23,029,760  $432,865,872  $772,349,897
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
                                   $ 26,017,331  $ 92,650,289  $108,264,309  $ 24,667,404  $ 23,029,760  $432,865,872  $772,349,897
                                   ============  ============  ============  ============  ============  ============  ============

  Units outstanding .............    28,429,602    95,142,820    93,664,569    23,873,964    28,765,015   368,692,494   636,614,087
                                   ============  ============  ============  ============  ============  ============  ============

  Portfolio shares held .........     3,716,762    13,525,590    13,415,652     3,397,714     4,828,042    38,648,739    72,657,563
  Portfolio net asset
    value per share .............  $       7.00  $       6.85  $       8.07  $       7.26  $       4.77  $      11.20  $      10.63
  Investment in portfolio
    shares, at cost .............  $ 23,222,988  $ 78,219,096  $ 87,057,512  $ 21,340,893  $ 23,350,414  $387,557,715  $670,754,264


STATEMENT OF OPERATIONS
For the period ended December 31, 2004
                                                                            SUBACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                    PRUDENTIAL
                                        SP                         SP        PRUDENTIAL                   PRUDENTIAL   PRUDENTIAL
                                     STRATEGIC    PRUDENTIAL   PRUDENTIAL        SP                           SP           SP
                                     PARTNERS         SP          U.S.           AIM       PRUDENTIAL    CONSERVATIVE   BALANCED
                                      FOCUSED       MID CAP     EMERGING     AGGRESSIVE        SP            ASSET        ASSET
                                      GROWTH        GROWTH       GROWTH        GROWTH      TECHNOLOGY     ALLOCATION   ALLOCATION
                                     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
INVESTMENT INCOME
  Dividend income ...............  $          0  $          0  $          0  $          0  $          0  $  4,636,832  $  4,460,435
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......       354,283     1,072,575     1,345,187       325,603       322,980     5,557,899     9,615,927
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET EXPENSES ....................       354,283     1,072,575     1,345,187       325,603       322,980     5,557,899     9,615,927
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS) ....      (354,283)   (1,072,575)   (1,345,187)     (325,603)     (322,980)     (921,067)   (5,155,492)
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................             0             0        21,451             0             0       900,205       391,558
  Realized gain (loss) on
    shares redeemed .............       144,784       560,450     1,084,163       285,353      (165,873)    2,787,086     3,905,465
  Net change in unrealized gain
    (loss) on investments .......     2,332,408    13,028,125    16,674,090     2,203,673       228,386    24,224,330    61,620,530
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET GAIN (LOSS)
  ON INVESTMENTS ................     2,477,192    13,588,575    17,779,704     2,489,026        62,513    27,911,621    65,917,553
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ....................  $  2,122,909  $ 12,516,000  $ 16,434,517  $  2,163,423  $   (260,467) $ 26,990,554  $ 60,762,061
                                   ============  ============  ============  ============  ============  ============  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A7

STATEMENT OF NET ASSETS
December 31, 2004

                                                                    SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------

                                                   PRUDENTIAL     PRUDENTIAL     PRUDENTIAL
                                    PRUDENTIAL         SP             SP             SP
                                        SP         AGGRESSIVE    WILLIAM BLAIR       LSV
                                   GROWTH ASSET   GROWTH ASSET   INTERNATIONAL  INTERNATIONAL   EVERGREEN VA   EVERGREEN VA
                                    ALLOCATION     ALLOCATION       GROWTH          VALUE        FOUNDATION       GROWTH
                                     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO         FUND           FUND
                                   -------------  -------------  -------------  -------------  -------------  -------------
ASSETS
  Investment in the
    portfolios, at value ........  $ 597,023,484  $ 117,544,427  $  63,261,709  $  64,334,635  $   1,553,759  $   1,535,720
                                   -------------  -------------  -------------  -------------  -------------  -------------
  Net Assets ....................  $ 597,023,484  $ 117,544,427  $  63,261,709  $  64,334,635  $   1,553,759  $   1,535,720
                                   =============  =============  =============  =============  =============  =============

NET ASSETS, representing:
  Accumulation units ............  $ 597,023,484  $ 117,544,427  $  63,261,709  $  64,334,635  $   1,553,759  $   1,535,720
                                   -------------  -------------  -------------  -------------  -------------  -------------
                                   $ 597,023,484  $ 117,544,427  $  63,261,709  $  64,334,635  $   1,553,759  $   1,535,720
                                   =============  =============  =============  =============  =============  =============

  Units outstanding .............    477,746,127     92,088,746     58,452,618     56,154,796      1,325,909      1,019,764
                                   =============  =============  =============  =============  =============  =============

  Portfolio shares held .........     60,920,764     13,089,580      9,235,286      7,277,674        113,083        111,284
  Portfolio net asset
    value per share .............  $        9.80  $        8.98  $        6.85  $        8.84  $       13.74  $       13.80
  Investment in portfolio
    shares, at cost .............  $ 508,748,456  $  99,747,330  $  52,543,185  $  52,500,801  $   1,441,502  $   1,299,165


STATEMENT OF OPERATIONS
For the period ended December 31, 2004
                                                                    SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------

                                                   PRUDENTIAL     PRUDENTIAL     PRUDENTIAL
                                    PRUDENTIAL         SP             SP             SP
                                        SP         AGGRESSIVE    WILLIAM BLAIR       LSV
                                   GROWTH ASSET   GROWTH ASSET   INTERNATIONAL  INTERNATIONAL   EVERGREEN VA   EVERGREEN VA
                                    ALLOCATION     ALLOCATION       GROWTH          VALUE        FOUNDATION       GROWTH
                                     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO         FUND           FUND
                                   -------------  -------------  -------------  -------------  -------------  -------------
INVESTMENT INCOME
  Dividend income ...............  $   1,763,086  $      40,454  $      85,786  $     225,205  $      13,616  $           0
                                   -------------  -------------  -------------  -------------  -------------  -------------

EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......      7,257,170      1,322,783        723,925        844,048         27,483         23,213
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET EXPENSES ....................      7,257,170      1,322,783        723,925        844,048         27,483         23,213
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET INVESTMENT INCOME (LOSS) ....     (5,494,084)    (1,282,329)      (638,139)      (618,843)       (13,867)       (23,213)
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................              0              0              0              0              0              0
  Realized gain (loss) on
    shares redeemed .............      2,852,616        779,686        881,262        700,197         19,955         16,233
  Net change in unrealized gain
    (loss) on investments .......     57,245,689     12,308,390      7,035,383      7,598,943         59,638        161,078
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET GAIN (LOSS)
  ON INVESTMENTS ................     60,098,305     13,088,076      7,916,645      8,299,140         79,593        177,311
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ....................  $  54,604,221  $  11,805,747  $   7,278,506  $   7,680,297  $      65,726  $     154,098
                                   =============  =============  =============  =============  =============  =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A8

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF NET ASSETS
December 31, 2004

                                                                                            SUBACCOUNTS
                                                         ---------------------------------------------------------------------------
                                                                                         EVERGREEN VA    EVERGREEN VA
                                                         EVERGREEN VA    EVERGREEN VA    INTERNATIONAL    GROWTH AND
                                                            OMEGA       SPECIAL VALUES      EQUITY          INCOME      EVERGREEN VA
                                                             FUND            FUND            FUND            FUND           FUND
                                                         ------------   --------------   -------------   -------------  ------------
ASSETS
  Investment in the portfolios, at value ...........      $3,469,436      $3,833,004      $1,062,294      $2,975,543     $1,207,513
                                                          ----------      ----------      ----------      ----------     ----------
  Net Assets .......................................      $3,469,436      $3,833,004      $1,062,294      $2,975,543     $1,207,513
                                                          ==========      ==========      ==========      ==========     ==========

NET ASSETS, representing:
  Accumulation units ...............................      $3,469,436      $3,833,004      $1,062,294      $2,975,543     $1,207,513
                                                          ----------      ----------      ----------      ----------     ----------
                                                          $3,469,436      $3,833,004      $1,062,294      $2,975,543     $1,207,513
                                                          ==========      ==========      ==========      ==========     ==========

  Units outstanding ................................       2,483,750       2,603,188          86,839         266,436        109,596
                                                          ==========      ==========      ==========      ==========     ==========

  Portfolio shares held ............................         214,163         235,009          84,175         179,683         92,957
  Portfolio net asset value per share ..............      $    16.20      $    16.31      $    12.62      $    16.56     $    12.99
  Investment in portfolio shares, at cost ..........      $3,071,328      $3,165,670      $  921,837      $2,755,756     $1,086,652


STATEMENT OF OPERATIONS
For the period ended December 31, 2004

                                                                                            SUBACCOUNTS
                                                         ---------------------------------------------------------------------------
                                                                                         EVERGREEN VA    EVERGREEN VA
                                                         EVERGREEN VA    EVERGREEN VA    INTERNATIONAL    GROWTH AND
                                                            OMEGA       SPECIAL VALUES      EQUITY          INCOME      EVERGREEN VA
                                                             FUND            FUND            FUND            FUND           FUND
                                                         ------------   --------------   -------------   -------------  ------------
INVESTMENT INCOME
  Dividend income ..................................      $        0      $   34,739      $   10,387      $   32,321     $    2,463
                                                          ----------      ----------      ----------      ----------     ----------

EXPENSES
  Charges to contract owners for assuming mortality
     risk and expense risk and for administration ..          52,912          50,867          11,062          31,582         19,653
                                                          ----------      ----------      ----------      ----------     ----------

NET EXPENSES .......................................          52,912          50,867          11,062          31,582         19,653
                                                          ----------      ----------      ----------      ----------     ----------

NET INVESTMENT INCOME (LOSS) .......................         (52,912)        (16,128)           (675)            739        (17,190)
                                                          ----------      ----------      ----------      ----------     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Capital gains distributions received .............               0          28,232               0               0              0
  Realized gain (loss) on shares redeemed ..........          74,967          56,897           2,016           5,637          8,718
  Net change in unrealized gain (loss) on investments        169,806         480,340         128,299         190,372         79,917
                                                          ----------      ----------      ----------      ----------     ----------

NET GAIN (LOSS) ON INVESTMENTS .....................         244,773         565,469         130,315         196,009         88,635
                                                          ----------      ----------      ----------      ----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .......................      $  191,861      $  549,341      $  129,640      $  196,748     $   71,445
                                                          ==========      ==========      ==========      ==========     ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A9

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                               SUBACCOUNTS
                                ----------------------------------------------------------------------------------------------------
                                                                                                                       PRUDENTIAL
                                                                                                                        FLEXIBLE
                                  PRUDENTIAL MONEY MARKET   PRUDENTIAL DIVERSIFIED BOND                                  MANAGED
                                         PORTFOLIO                   PORTFOLIO           PRUDENTIAL EQUITY PORTFOLIO    PORTFOLIO
                                ---------------------------  --------------------------  ---------------------------   ------------
                                 01/01/2004    01/01/2003     01/01/2004    01/01/2003    01/01/2004     01/01/2003     01/01/2004
                                     TO            TO             TO            TO            TO             TO             TO
                                 12/31/2004    12/31/2003     12/31/2004    12/31/2003    12/31/2004     12/31/2003     12/31/2004
                                ------------  -------------  ------------  ------------  ------------   ------------   ------------
OPERATIONS
  Net investment income (loss)  $ (1,286,984) $  (2,426,219) $ 14,048,404  $ 14,020,816  $   (742,541)  $ (1,564,458)  $    29,404
  Capital gains distributions
    received ...................           0              0             0             0             0              0             0
  Realized gain (loss) on
    shares redeemed ............           0              0       747,430      (237,165)  (23,185,880)   (42,404,407)     (833,319)
  Net change in unrealized
    gain (loss) on investments             0              0     3,770,820    17,949,861    57,878,332    144,894,393     3,801,436
                                ------------  -------------  ------------  ------------  ------------   ------------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ............    (1,286,984)    (2,426,219)   18,566,654    31,733,512    33,949,911    100,925,528     2,997,521
                                ------------  -------------  ------------  ------------  ------------   ------------   -----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..  45,997,417     70,539,867     1,900,640     1,880,472    19,296,942     14,830,312       168,510
  Surrenders, withdrawals and
    death benefits ...........   (68,756,681)  (118,482,202)  (66,835,749)  (70,877,135)  (52,145,804)   (42,371,036)   (5,709,740)
  Net transfers between
    other subaccounts
    or fixed rate option .....   (56,343,094)  (117,454,213)  (17,469,522)  (23,386,929)   (3,394,283)    (6,228,929)       48,963
  Withdrawal and other charges      (141,857)      (311,980)     (191,414)     (239,955)     (237,351)      (206,428)            0
                                ------------  -------------  ------------  ------------  ------------   ------------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........   (79,244,215)  (165,708,528)  (82,596,045)  (92,623,547)  (36,480,496)   (33,976,081)   (5,492,267)
                                ------------  -------------  ------------  ------------  ------------   ------------   -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............   (80,531,199)  (168,134,747)  (64,029,391)  (60,890,035)   (2,530,585)    66,949,447    (2,494,746)

NET ASSETS
  Beginning of period ........   324,047,558    492,182,305   506,846,309   567,736,344   438,294,251    371,344,804    36,584,083
                                ------------  -------------  ------------  ------------  ------------   ------------   -----------
  End of period ..............  $243,516,359  $ 324,047,558  $442,816,918  $506,846,309  $435,763,666   $438,294,251   $34,089,337
                                ============  =============  ============  ============  ============   ============   ===========

Beginning units ..............   279,424,784    416,179,436   338,318,703   401,632,903   285,436,115    308,350,995    24,848,759
                                ------------  -------------  ------------  ------------  ------------   ------------   -----------
  Units issued ...............   172,655,649    174,520,665    17,336,056     2,441,855    33,577,225     21,780,743       608,773
  Units redeemed .............  (238,188,431)  (311,275,317)  (71,784,526)  (65,756,055)  (52,650,973)   (44,695,623)   (4,255,190)
                                ------------  -------------  ------------  ------------  ------------   ------------   -----------
  Ending units ...............   213,892,002    279,424,784   283,870,233   338,318,703   266,362,367    285,436,115    21,202,342
                                ============  =============  ============  ============  ============   ============   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A10

                                                                           SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------
                                PRUDENTIAL
                                 FLEXIBLE
                                  MANAGED     PRUDENTIAL CONSERVATIVE          PRUDENTIAL VALUE            PRUDENTIAL HIGH YIELD
                                 PORTFOLIO      BALANCED PORTFOLIO                 PORTFOLIO                   BOND PORTFOLIO
                                ----------   -------------------------    --------------------------    ----------------------------
                                01/01/2003    01/01/2004    01/01/2003     01/01/2004     01/01/2003     01/01/2004     01/01/2003
                                     TO            TO            TO             TO             TO             TO             TO
                                12/31/2003    12/31/2004    12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003
                                -----------  ------------  ------------   ------------   ------------   ------------   ------------
OPERATIONS
  Net investment income (loss)  $   244,900  $    363,288  $    847,993   $   (209,501)  $    514,248   $ 14,426,069   $ 17,206,683
  Capital gains distributions
    received ...................          0       342,596             0              0              0              0              0
  Realized gain (loss) on
    shares redeemed ............ (2,653,875)     (835,159)   (2,866,000)    (7,423,878)   (22,912,670)   (12,613,537)   (13,345,333)
  Net change in unrealized
    gain (loss) on investments    9,338,500     3,568,051    11,461,149     59,354,321     98,352,962     18,432,869     47,476,044
                                -----------  ------------  ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ............    6,929,525     3,438,776     9,443,142     51,720,942     75,954,540     20,245,401     51,337,394
                                -----------  ------------  ------------   ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..     81,614       195,297       149,238     21,394,102     13,516,145      1,290,827        925,867
  Surrenders, withdrawals and
    death benefits ...........   (5,890,823)  (10,465,932)  (12,025,674)   (45,280,446)   (35,242,872)   (40,671,073)   (30,138,020)
  Net transfers between
    other subaccounts
    or fixed rate option .....     (908,052)       94,020    (1,044,946)     6,678,528     (6,866,726)    (1,936,786)     6,980,881
  Withdrawal and other charges            0             0             0       (204,587)      (170,295)      (103,171)      (119,297)
                                -----------  ------------  ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........   (6,717,261)  (10,176,615)  (12,921,382)   (17,412,403)   (28,763,748)   (41,420,203)   (22,350,569)
                                -----------  ------------  ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............      212,264    (6,737,839)   (3,478,240)    34,308,539     47,190,792    (21,174,802)    28,986,825

NET ASSETS
  Beginning of period ........   36,371,819    60,643,138    64,121,378    362,688,685    315,497,893    261,532,211    232,545,386
                                -----------  ------------  ------------   ------------   ------------   ------------   ------------
  End of period ..............  $36,584,083  $ 53,905,299  $ 60,643,138   $396,997,224   $362,688,685   $240,357,409   $261,532,211
                                ===========  ============  ============   ============   ============   ============   ============

Beginning units ..............   30,154,303    40,989,495    50,764,281    201,620,943    213,942,267    190,159,605    208,477,010
                                -----------  ------------  ------------   ------------   ------------   ------------   ------------
  Units issued ...............      479,995     1,064,766       332,935     40,368,726     19,103,882     13,975,421      7,321,552
  Units redeemed .............   (5,785,539)   (7,856,901)  (10,107,721)   (39,551,850)   (31,425,206)   (43,454,407)   (25,638,957)
                                -----------  ------------  ------------   ------------   ------------   ------------   ------------
  Ending units ...............   24,848,759    34,197,360    40,989,495    202,437,819    201,620,943    160,680,619    190,159,605
                                ===========  ============  ============   ============   ============   ============   ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A11

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                              SUBACCOUNTS
                                ---------------------------------------------------------------------------------------------------
                                                                                                                        PRUDENTIAL
                               PRUDENTIAL NATURAL RESOURCES   PRUDENTIAL STOCK INDEX                                     JENNISON
                                         PORTFOLIO                   PORTFOLIO           PRUDENTIAL GLOBAL PORTFOLIO     PORTFOLIO
                                -------------------------    -------------------------    -------------------------    ------------
                                 01/01/2004    01/01/2003    01/01/2004     01/01/2003     01/01/2004    01/01/2003     01/01/2004
                                     TO            TO            TO             TO             TO            TO             TO
                                 12/31/2004    12/31/2003    12/31/2004     12/31/2003     12/31/2004    12/31/2003     12/31/2004
                                ------------  ------------  -------------  -------------  ------------  ------------   ------------
OPERATIONS
  Net investment income (loss)  $    209,203  $    247,243  $   1,239,116  $     348,725  $   (559,585) $ (1,068,766)  $ (5,969,525)
  Capital gains distributions
    received ...................     383,998       567,515     11,234,005     18,501,483             0             0              0
  Realized gain (loss) on
    shares redeemed ............     437,034       267,552    (11,004,851)   (24,938,968)   (5,985,796)   (8,258,511)   (35,400,470)
  Net change in unrealized
    gain (loss) on investments .   1,213,153     1,740,702     55,067,514    135,805,091    15,956,359    38,078,242     87,748,468
                                ------------  ------------  -------------  -------------  ------------  ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............   2,243,388     2,823,012     56,535,784    129,716,331     9,410,978    28,750,965     46,378,473
                                ------------  ------------  -------------  -------------  ------------  ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..      65,588        20,490     48,477,770     48,655,572     9,100,882     8,571,078     25,284,851
  Surrenders, withdrawals and
    death benefits .............  (1,385,296)   (1,596,940)   (70,056,973)   (52,040,504)  (12,485,939)   (9,640,849)   (64,278,748)
  Net transfers between
    other subaccounts
    or fixed rate option .......     789,110         7,276     13,236,484     13,277,638       366,903     3,501,856    (13,987,368)
  Withdrawal and other charges .           0             0       (468,263)      (310,951)      (84,867)      (53,591)      (432,881)
                                ------------  ------------  -------------  -------------  ------------  ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........      (530,598)   (1,569,174)    (8,810,982)     9,581,755    (3,103,021)    2,378,494    (53,414,146)
                                ------------  ------------  -------------  -------------  ------------  ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............     1,712,790     1,253,838     47,724,802    139,298,086     6,307,957    31,129,459     (7,035,673)

NET ASSETS
  Beginning of period ........    10,070,365     8,816,527    645,369,284    506,071,198   121,912,848    90,783,389    627,061,233
                                ------------  ------------  -------------  -------------  ------------  ------------   ------------
  End of period ..............  $ 11,783,155  $ 10,070,365  $ 693,094,086  $ 645,369,284  $128,220,805  $121,912,848   $620,025,560
                                ============  ============  =============  =============  ============  ============   ============

Beginning units ..............     3,693,730     4,432,888    434,431,502    410,343,936    93,158,486    89,622,369    453,187,148
                                ------------  ------------  -------------  -------------  ------------  ------------   ------------
  Units issued ...............       545,780       426,382    110,943,851     96,896,629    19,750,226    64,581,991     48,161,532
  Units redeemed .............      (738,433)   (1,165,540)  (102,215,250)   (72,809,063)  (20,793,866)  (61,045,874)   (79,548,985)
                                ------------  ------------  -------------  -------------  ------------  ------------   ------------
  Ending units ...............     3,501,077     3,693,730    443,160,103    434,431,502    92,114,846    93,158,486    421,799,695
                                ============  ============  =============  =============  ============  ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A12

                                                                             SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------
                                 PRUDENTIAL        PRUDENTIAL SMALL               T. ROWE PRICE
                                  JENNISON          CAPITALIZATION                INTERNATIONAL            T. ROWE PRICE EQUITY
                                  PORTFOLIO         STOCK PORTFOLIO               STOCK PORTFOLIO             STOCK PORTFOLIO
                                ------------  ---------------------------   -------------------------   ----------------------------
                                 01/01/2003    01/01/2004     01/01/2003     01/01/2004    01/01/2003    01/01/2004     01/01/2003
                                     TO            TO             TO             TO            TO            TO             TO
                                 12/31/2003    12/31/2004     12/31/2003     12/31/2004    12/31/2003    12/31/2004     12/31/2003
                                ------------  ------------   ------------   -----------   -----------   ------------   ------------
OPERATIONS
  Net investment income (loss)  $ (6,360,485) $   (932,941)  $   (895,644)  $  (114,520)  $   (35,555)  $    256,554   $    425,062
  Capital gains distributions
    received ...................           0       437,380        640,409             0        31,884      3,598,200              0
  Realized gain (loss) on
    shares redeemed ............ (57,717,101)    2,713,790     (1,457,812)     (336,844)   (2,968,105)     2,025,594     (1,367,634)
  Net change in unrealized
    gain (loss) on investments . 201,841,585    19,659,239     32,045,089     4,896,958    11,590,654     14,000,009     31,722,145
                                ------------  ------------   ------------   -----------   -----------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS .............. 137,763,999    21,877,468     30,332,042     4,445,594     8,618,878     19,880,357     30,779,573
                                ------------  ------------   ------------   -----------   -----------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..  27,587,525       485,930        309,833       154,332       127,350        455,677        368,828
  Surrenders, withdrawals and
    death benefits ............. (53,762,802)  (14,105,923)   (10,971,124)   (4,591,740)   (2,880,827)   (18,247,464)   (14,917,073)
  Net transfers between
    other subaccounts
    or fixed rate option .......  (5,736,215)    6,937,170     (1,434,545)    1,806,337     1,352,040      4,715,183      1,495,801
  Withdrawal and other charges .    (368,067)      (41,317)       (42,150)      (15,985)      (16,745)       (64,565)       (71,842)
                                ------------  ------------   ------------   -----------   -----------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........   (32,279,559)   (6,724,140)   (12,137,986)   (2,647,056)   (1,418,182)   (13,141,169)   (13,124,286)
                                ------------  ------------   ------------   -----------   -----------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............   105,484,440    15,153,328     18,194,056     1,798,538     7,200,696      6,739,188     17,655,287

NET ASSETS
  Beginning of period ........   521,576,793   112,757,288     94,563,232    38,680,211    31,479,515    158,057,240    140,401,953
                                ------------  ------------   ------------   -----------   -----------   ------------   ------------
  End of period ..............  $627,061,233  $127,910,616   $112,757,288   $40,478,749   $38,680,211   $164,796,428   $158,057,240
                                ============  ============   ============   ===========   ===========   ============   ============

Beginning units ..............   470,005,008    59,374,221     67,804,184    37,910,468    39,723,206     91,613,951    100,665,386
                                ------------  ------------   ------------   -----------   -----------   ------------   ------------
  Units issued ...............    47,085,127     9,580,801      2,250,238     8,654,904     8,052,798      9,406,190      1,673,437
  Units redeemed .............   (63,902,987)  (12,889,396)   (10,680,201)   11,183,645)   (9,865,536)   (16,690,810)   (10,724,872)
  Ending units ...............  ------------  ------------   ------------   -----------   -----------   ------------   ------------
                                 453,187,148    56,065,626     59,374,221    35,381,727    37,910,468     84,329,331     91,613,951
                                ============  ============   ============   ===========   ===========   ============   ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A13

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                              SUBACCOUNTS
                                ---------------------------------------------------------------------------------------------------
                                                                                                                        AIM V.I.
                                                                                                                        PREMIER
                                 OPCAP MANAGED PORTFOLIO    OPCAP SMALL CAP PORTFOLIO     AIM V.I. CORE EQUITY FUND    EQUITY FUND
                                --------------------------  --------------------------   ---------------------------   ------------
                                 01/01/2004    01/01/2003    01/01/2004    01/01/2003     01/01/2004     01/01/2003     01/01/2004
                                     TO            TO            TO            TO             TO             TO             TO
                                 12/31/2004    12/31/2003    12/31/2004    12/31/2003     12/31/2004     12/31/2003     12/31/2004
                                ------------  ------------  ------------  ------------   ------------   ------------   ------------
OPERATIONS
  Net investment income (loss)  $    297,115  $    960,311  $ (1,275,756) $ (1,071,247)  $   (421,222)  $   (363,713)  $ (1,458,828)
  Capital gains distributions
    received ...................           0             0             0             0              0              0              0
  Realized gain (loss) on
    shares redeemed ............  (1,223,056)   (7,839,163)    2,797,853    (1,749,826)    (1,165,125)    (4,259,321)    (9,825,695)
  Net change in unrealized
    gain (loss) on investments .  18,666,921    44,264,469    12,725,725    30,218,556      7,917,892     22,987,374     17,172,998
                                ------------  ------------  ------------  ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............  17,740,980    37,385,617    14,247,822    27,397,483      6,331,545     18,364,340      5,888,475
                                ------------  ------------  ------------  ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..     706,195       494,802       362,801       233,369        235,647        224,292        409,935
  Surrenders, withdrawals and
    death benefits ............. (28,438,327)  (23,464,533)  (11,935,602)   (7,772,055)   (11,624,595)    (9,037,324)   (17,254,921)
  Net transfers between
    other subaccounts
    or fixed rate option .......  (5,628,650)   (9,798,917)      893,099    (1,980,459)    (3,416,782)    (4,698,099)    (7,860,893)
  Withdrawal and other charges .    (106,546)     (125,005)      (38,549)      (40,174)       (46,484)       (54,471)       (85,972)
                                ------------  ------------  ------------  ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........   (33,467,328)  (32,893,653)  (10,718,251)   (9,559,319)   (14,852,214)   (13,565,602)   (24,791,851)
                                ------------  ------------  ------------  ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............   (15,726,348)    4,491,964     3,529,571    17,838,164     (8,520,669)     4,798,738    (18,903,376)

NET ASSETS
  Beginning of period ........
                                 215,874,362   211,382,398    94,868,649    77,030,485     96,053,279     91,254,541    167,348,486
  End of period ..............  ------------  ------------  ------------  ------------   ------------   ------------   ------------
                                $200,148,014  $215,874,362  $ 98,398,220  $ 94,868,649   $ 87,532,610   $ 96,053,279   $148,445,110
                                ============  ============  ============  ============   ============   ============   ============
Beginning units ..............
                                 155,779,916   183,136,514    52,211,438    59,642,517     69,192,674     80,527,271    128,354,897
  Units issued ...............  ------------  ------------  ------------  ------------   ------------   ------------   ------------
  Units redeemed .............     3,004,273     1,028,639     5,630,108     1,564,245      2,238,606        156,676      3,084,853
                                 (26,560,796)  (28,385,237)  (11,256,839)   (8,995,324)   (12,730,018)   (11,491,273)   (22,219,673)
  Ending units ...............  ------------  ------------  ------------  ------------   ------------   ------------   ------------
                                 132,223,393   155,779,916    46,584,707    52,211,438     58,701,262     69,192,674    109,220,077
                                ============  ============  ============  ============   ============   ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A14

                                                                        SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------
                                 AIM V.I.                                          JANUS ASPEN
                                 PREMIER                                       INTERNATIONAL GROWTH
                                EQUITY FUND   JANUS ASPEN GROWTH PORTFOLIO          PORTFOLIO                MFS RESEARCH SERIES
                                ------------  ---------------------------   ---------------------------   -------------------------
                                 01/01/2003    01/01/2004     01/01/2003     01/01/2004     01/01/2003     01/01/2004    01/01/2003
                                     TO            TO             TO             TO             TO             TO            TO
                                 12/31/2003    12/31/2004     12/31/2003     12/31/2004     12/31/2003     12/31/2004    12/31/2003
                                ------------  ------------   ------------   ------------   ------------   -----------   -----------
OPERATIONS
  Net investment income (loss)  $ (1,714,666) $ (1,963,984)  $ (2,084,713)  $   (819,891)  $   (265,534)  $  (137,664)  $  (312,264)
  Capital gains distributions
    received ...................           0             0              0              0              0             0             0
  Realized gain (loss) on
    shares redeemed ............ (15,796,175)  (11,455,592)   (18,997,948)    (1,885,531)   (13,417,932)   (1,805,880)   (3,724,467)
  Net change in unrealized
    gain (loss) on investments .  50,505,121    17,274,574     62,968,518     29,033,197     57,934,465     7,855,279    13,038,039
                                ------------  ------------   ------------   ------------   ------------   -----------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............  32,994,280     3,854,998     41,885,857     26,327,775     44,250,999     5,911,735     9,001,308
                                ------------  ------------   ------------   ------------   ------------   -----------   -----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..     487,128       845,675        538,639        557,130        355,476       163,043       106,942
  Surrenders, withdrawals and
    death benefits ............. (14,847,001)  (17,111,527)   (14,931,752)   (18,850,156)   (13,796,651)   (5,203,800)   (4,431,870)
  Net transfers between
    other subaccounts
    or fixed rate option .......  (9,823,357)  (10,415,508)   (11,963,537)    (7,905,025)   (13,921,304)   (1,669,375)   (2,251,309)
  Withdrawal and other charges .    (103,009)      (94,888)      (113,249)       (86,410)       (94,601)      (22,650)      (26,685)
                                ------------  ------------   ------------   ------------   ------------   -----------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........   (24,286,239)  (26,776,248)   (26,469,899)   (26,284,461)   (27,457,080)   (6,732,782)   (6,602,922)
                                ------------  ------------   ------------   ------------   ------------   -----------   -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............     8,708,041   (22,921,250)    15,415,958         43,314     16,793,919      (821,047)    2,398,386

NET ASSETS
  Beginning of period ........
                                 158,640,445   172,929,715    157,513,757    171,973,406    155,179,487    46,388,313    43,989,927
  End of period ..............  ------------  ------------   ------------   ------------   ------------   -----------   -----------
                                $167,348,486  $150,008,465   $172,929,715   $172,016,720   $171,973,406   $45,567,266   $46,388,313
                                ============  ============   ============   ============   ============   ===========   ===========
Beginning units ..............
                                 149,964,852   128,974,495    152,436,090    110,936,087    133,116,878    38,554,399    44,963,479
  Units issued ...............  ------------  ------------   ------------   ------------   ------------   -----------   -----------
  Units redeemed .............       260,773     4,153,677        434,455      5,428,280      3,693,292     1,416,260       246,451
                                 (21,870,728)  (24,491,741)   (23,896,050)   (21,669,126)   (25,874,083)   (6,808,527)   (6,655,531)
  Ending units ...............  ------------  ------------   ------------   ------------   ------------   -----------   -----------
                                 128,354,897   108,636,431    128,974,495     94,695,241    110,936,087    33,162,132    38,554,399
                                ============  ============   ============   ============   ============   ===========   ===========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A15

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                               SUBACCOUNTS
                                ----------------------------------------------------------------------------------------------------
                                                                                                                       FRANKLIN
                                                              CREDIT SUISSE TRUST GLOBAL     AMERICAN CENTURY          TEMPLETON
                                MFS EMERGING GROWTH SERIES        POST-VENTURE FUND            VP VALUE FUND         SMALL CAP FUND
                                ---------------------------   -------------------------   -------------------------   ------------
                                 01/01/2004     01/01/2003    01/01/2004    01/01/2003    01/01/2004    01/01/2003     01/01/2004
                                     TO             TO            TO            TO            TO            TO             TO
                                 12/31/2004     12/31/2003    12/31/2004    12/31/2003    12/31/2004    12/31/2003     12/31/2004
                                ------------   ------------   -----------   -----------   -----------   -----------   ------------
OPERATIONS
  Net investment income (loss)  $ (1,752,490)  $ (1,726,058)  $  (331,029)  $  (278,287)  $  (230,921)  $  (162,166)  $   (836,019)
  Capital gains distributions
    received ...................           0              0             0             0       477,375             0              0
  Realized gain (loss) on
    shares redeemed ............  (9,853,050)   (16,540,910)   (1,634,491)   (3,068,105)    1,470,995       (97,548)    (2,314,016)
  Net change in unrealized
    gain (loss) on investments .  24,893,709     49,012,784     5,555,729    10,968,357     5,676,778    13,449,654      8,712,213
                                ------------   ------------   -----------   -----------   -----------   -----------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............  13,288,169     30,745,816     3,590,209     7,621,965     7,394,227    13,189,940      5,562,178
                                ------------   ------------   -----------   -----------   -----------   -----------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..     497,238        386,129        89,253        49,559       220,373       205,115        202,883
  Surrenders, withdrawals and
    death benefits ............. (14,336,081)   (11,757,961)   (2,799,786)   (1,979,424)   (6,846,150)   (4,949,885)    (6,128,194)
  Net transfers between
    other subaccounts
    or fixed rate option .......  (6,187,855)    (5,531,228)      242,561      (111,419)    2,502,420    (1,662,511)    (1,839,082)
  Withdrawal and other charges .     (76,414)       (89,448)      (12,594)      (12,654)      (24,268)      (26,400)       (32,261)
                                ------------   ------------   -----------   -----------   -----------   -----------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........   (20,103,112)   (16,992,508)   (2,480,566)   (2,053,938)   (4,147,625)   (6,433,681)    (7,796,654)
                                ------------   ------------   -----------   -----------   -----------   -----------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............    (6,814,943)    13,753,308     1,109,643     5,568,027     3,246,602     6,756,259     (2,234,476)

NET ASSETS
  Beginning of period ........   132,947,529    119,194,221    23,812,587    18,244,560    60,647,847    53,891,588     62,294,237
                                ------------   ------------   -----------   -----------   -----------   -----------   ------------
  End of period ..............  $126,132,586   $132,947,529   $24,922,230   $23,812,587   $63,894,449   $60,647,847   $ 60,059,761
                                ============   ============   ===========   ===========   ===========   ===========   ============

Beginning units ..............   115,436,823    132,890,601    24,729,695    27,585,158    37,345,849    42,190,169     45,499,046
                                ------------   ------------   -----------   -----------   -----------   -----------   ------------
  Units issued ...............     4,619,328      2,839,423     3,743,882     1,341,948     5,062,341     1,245,862      2,838,426
  Units redeemed .............   (21,765,379)   (20,293,201)   (6,227,061)   (4,197,411)   (7,515,971)   (6,090,182)    (8,408,356)
                                ------------   ------------   -----------   -----------   -----------   -----------   ------------
  Ending units ...............    98,290,772    115,436,823    22,246,516    24,729,695    34,892,219    37,345,849     39,929,116
                                ============   ============   ===========   ===========   ===========   ===========   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A16


                                                                       SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------
                                 FRANKLIN
                                TEMPLETON        PRUDENTIAL JENNISON         PRUDENTIAL DIVERSIFIED
                              SMALL CAP FUND    20/20 FOCUS PORTFOLIO     CONSERVATIVE GROWTH PORTFOLIO       DAVIS VALUE FUND
                                -----------   --------------------------   ---------------------------   --------------------------
                                01/01/2003     01/01/2004    01/01/2003     01/01/2004     01/01/2003     01/01/2004     01/01/2003
                                    TO             TO            TO             TO             TO             TO             TO
                                12/31/2003     12/31/2004    12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003
                                -----------   ------------   -----------   ------------   ------------   ------------   -----------
OPERATIONS
  Net investment income (loss)  $  (760,627)  $   (756,597)  $  (621,092)  $  2,707,891   $  4,575,843   $   (380,318)  $  (321,587)
  Capital gains distributions
    received ...................          0              0             0              0              0              0             0
  Realized gain (loss) on
    shares redeemed ............ (5,314,070)       238,903    (1,835,347)     1,103,764     (1,353,467)       341,860    (1,083,127)
  Net change in unrealized
    gain (loss) on investments . 22,781,763      8,409,490    15,460,412      8,271,173     23,920,857      7,024,593    15,168,609
                                -----------   ------------   -----------   ------------   ------------   ------------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS .............. 16,707,066      7,891,796    13,003,973     12,082,828     27,143,233      6,986,135    13,763,895
                                -----------   ------------   -----------   ------------   ------------   ------------   -----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..    196,846        168,042       156,491      1,123,788        799,706        458,828       114,424
  Surrenders, withdrawals and
    death benefits ............. (4,561,495)    (6,679,645)   (5,212,807)   (18,191,688)   (17,090,394)    (7,666,257)   (5,488,327)
  Net transfers between
    other subaccounts
    or fixed rate option ....... (2,275,776)     1,942,329    (1,200,817)     2,710,234      1,211,071      6,683,593     8,114,858
  Withdrawal and other charges .    (34,938)       (28,614)      (31,372)       (63,582)       (70,888)       (23,271)      (22,940)
                                -----------   ------------   -----------   ------------   ------------   ------------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........   (6,675,363)    (4,597,888)   (6,288,505)   (14,421,248)   (15,150,505)      (547,107)    2,718,015
                                -----------   ------------   -----------   ------------   ------------   ------------   -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............   10,031,703      3,293,908     6,715,468     (2,338,420)    11,992,728      6,439,028    16,481,910

NET ASSETS
  Beginning of period ........   52,262,534     58,759,267    52,043,799    159,861,602    147,868,874     65,071,952    48,590,042
                                -----------   ------------   -----------   ------------   ------------   ------------   -----------
  End of period ..............  $62,294,237   $ 62,053,175   $58,759,267   $157,523,182   $159,861,602   $ 71,510,980   $65,071,952
                                ===========   ============   ===========   ============   ============   ============   ===========

Beginning units ..............   51,617,731     56,016,258    63,259,713    135,063,781    149,784,655     70,263,088    67,128,103
                                -----------   ------------   -----------   ------------   ------------   ------------   -----------
  Units issued ...............    1,041,846      6,719,272     1,867,715      9,482,849      3,629,809     15,919,117     9,293,538
  Units redeemed .............   (7,160,531)   (10,999,392)   (9,111,170)   (21,370,626)   (18,350,683)   (16,476,929)   (6,158,553)
                                -----------   ------------   -----------   ------------   ------------   ------------   -----------
  Ending units ...............   45,499,046     51,736,138    56,016,258    123,176,004    135,063,781     69,705,276    70,263,088
                                ===========   ============   ===========   ============   ============   ============   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A17

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                              SUBACCOUNTS
                                ----------------------------------------------------------------------------------------------------
                                                                                                                       PRUDENTIAL SP
                                                                                                                       GOLDMAN SACHS
                                                                                                                         SMALL CAP
                                ALLIANCEBERNSTEIN PREMIER      PRUDENTIAL SP ALLIANCE     PRUDENTIAL SP DAVIS VALUE        VALUE
                                    GROWTH PORTFOLIO         LARGE CAP GROWTH PORTFOLIO           PORTFOLIO              PORTFOLIO
                                --------------------------   --------------------------   ---------------------------  ------------
                                01/01/2004     01/01/2003     01/01/2004    01/01/2003     01/01/2004     01/01/2003    01/01/2004
                                    TO             TO             TO            TO             TO             TO            TO
                                12/31/2004     12/31/2003     12/31/2004    12/31/2003     12/31/2004     12/31/2003    12/31/2004
                                -----------   ------------   ------------   -----------   ------------   ------------  ------------
OPERATIONS
  Net investment income (loss)  $  (160,651)  $   (157,609)  $   (773,798)  $  (446,185)  $ (2,361,508)  $ (1,250,190) $ (2,295,221)
  Capital gains distributions
    received ...................          0              0              0             0              0              0        46,261
  Realized gain (loss) on
    shares redeemed ............   (474,070)    (2,046,097)       (33,528)     (682,833)     2,162,767       (616,472)    2,448,059
  Net change in unrealized
    gain (loss) on investments .  1,345,344      4,389,294      3,116,094     6,724,322     20,923,470     31,661,255    30,775,432
                                -----------   ------------   ------------   -----------   ------------   ------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............    710,623      2,185,588      2,308,768     5,595,304     20,724,729     29,794,593    30,974,531
                                -----------   ------------   ------------   -----------   ------------   ------------  ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..     28,117         18,306     10,302,127    12,741,885     41,374,075     44,266,091    42,154,143
  Surrenders, withdrawals and
    death benefits ............. (1,208,017)    (1,043,342)    (3,145,472)   (1,369,777)   (12,169,100)    (5,408,843)  (10,917,661)
  Net transfers between
    other subaccounts
    or fixed rate option .......   (594,364)       483,755      1,664,500     6,086,031     14,886,917     14,240,520    22,810,593
  Withdrawal and other charges .     (4,754)        (5,867)       (63,718)      (17,823)      (248,332)       (69,082)     (203,479)
                                -----------   ------------   ------------   -----------   ------------   ------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........   (1,779,018)      (547,148)     8,757,437    17,440,316     43,843,560     53,028,686    53,843,596
                                -----------   ------------   ------------   -----------   ------------   ------------  ------------

TOTAL INCREASE (DECREASE)        (1,068,395)     1,638,440     11,066,205    23,035,620     64,568,289     82,823,279    84,818,127
  IN NET ASSETS ..............

NET ASSETS
  Beginning of period ........   12,354,374     10,715,934     42,366,507    19,330,887    164,272,004     81,448,725   128,462,834
                                -----------   ------------   ------------   -----------   ------------   ------------  ------------
  End of period ..............  $11,285,979   $ 12,354,374   $ 53,432,712   $42,366,507   $228,840,293   $164,272,004  $213,280,961
                                ===========   ============   ============   ===========   ============   ============  ============

Beginning units ..............   22,880,581     24,148,905     53,416,678    36,086,876    155,812,824    106,230,212   108,304,748
                                -----------   ------------   ------------   -----------   ------------   ------------  ------------
  Units issued ...............    3,487,753      8,715,757     20,147,462    22,512,686     61,762,834     60,426,039    69,120,667
  Units redeemed .............   (6,808,583)    (9,984,081)   (13,387,525)   (5,182,884)   (27,871,746)   (10,843,427)  (28,191,991)
                                -----------   ------------   ------------   -----------   ------------   ------------  ------------
  Ending units ...............   19,559,751     22,880,581     60,176,615    53,416,678    189,703,912    155,812,824   149,233,424
                                ===========   ============   ============   ===========   ============   ============  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A18

                                                                        SUBACCOUNTS (CONTINUED)
                               -----------------------------------------------------------------------------------------------------
                               PRUDENTIAL SP
                               GOLDMAN SACHS
                                 SMALL CAP       PRUDENTIAL SP STATE
                                   VALUE       STREET RESEARCH SMALL        PRUDENTIAL SP PIMCO             PRUDENTIAL SP PIMCO
                                 PORTFOLIO      CAP GROWTH PORTFOLIO       TOTAL RETURN PORTFOLIO           HIGH YIELD PORTFOLIO
                                -----------   -------------------------  ----------------------------   ---------------------------
                                01/01/2003     01/01/2004   01/01/2003    01/01/2004      01/01/2003     01/01/2004     01/01/2003
                                    TO             TO           TO            TO              TO             TO             TO
                                12/31/2003     12/31/2004   12/31/2003    12/31/2004      12/31/2003     12/31/2004     12/31/2003
                                -----------   -----------  ------------  -------------   ------------   ------------   ------------
OPERATIONS
  Net investment income (loss)  $(1,246,946)  $  (498,386) $   (250,486) $   1,789,187   $  3,887,096   $  8,312,951   $  4,569,812
  Capital gains distributions
    received ...................          0             0             0      7,879,777      8,372,963      1,408,581              0
  Realized gain (loss) on
    shares redeemed ............   (484,392)      179,705        19,966      2,178,852      2,767,834        782,317        896,573
  Net change in unrealized
    gain (loss) on investments . 26,640,708      (276,571)    4,654,574      4,291,417        554,712      1,795,469      9,453,307
                                -----------   -----------  ------------  -------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............  24,909,370     (595,252)    4,424,054     16,139,233     15,582,605     12,299,318     14,919,692
                                ------------  ------------  -----------  -------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..  34,164,530   10,643,113     7,487,064     71,078,247    115,471,585     44,028,887     49,665,090
  Surrenders, withdrawals and
    death benefits .............  (5,032,908)  (2,116,513)     (777,606)   (41,159,292)   (32,153,700)    (9,910,901)    (6,773,008)
  Net transfers between
    other subaccounts
    or fixed rate option .......  14,992,625    2,858,943     5,278,542      1,294,539      5,592,336     10,376,953     24,695,291
  Withdrawal and other charges .     (45,082)     (40,922)      (11,018)      (407,014)      (171,933)      (194,758)       (38,336)
                                ------------  -----------  ------------  -------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........    44,079,165   11,344,621    11,976,982     30,806,480     88,738,288     44,300,181     67,549,037
                                ------------  -----------  ------------  -------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)         68,988,535   10,749,369    16,401,036     46,945,713    104,320,893     56,599,499     82,468,729
  IN NET ASSETS ..............

NET ASSETS
  Beginning of period ........    59,474,299   26,084,259     9,683,223    424,482,579    320,161,686    132,700,791     50,232,062
                                ------------  -----------  ------------  -------------   ------------   ------------   ------------
  End of period ..............  $128,462,834  $36,833,628  $ 26,084,259  $ 471,428,292   $424,482,579   $189,300,290   $132,700,791
                                ============  ===========  ============  =============   ============   ============   ============

Beginning units ..............    67,382,754   29,424,462    17,602,579    369,822,279    282,336,590    110,566,071     49,942,623
                                ------------  -----------  ------------  -------------   ------------   ------------   ------------
  Units issued ...............    50,404,342   29,159,937    29,395,836    136,520,453    181,749,283     69,825,365     89,573,804
  Units redeemed .............    (9,482,348) (19,807,610)  (17,573,953)  (103,241,083)   (94,263,594)   (33,465,995)   (28,950,356)
                                ------------  -----------  ------------  -------------   ------------   ------------   ------------
  Ending units ...............   108,304,748   38,776,789    29,424,462    403,101,649    369,822,279    146,925,441    110,566,071
                                ============  ===========  ============  =============   ============   ============   ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A19

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                               SUBACCOUNTS
                                ---------------------------------------------------------------------------------------------------
                                                                                                                       PRUDENTIAL SP
                                                                                                                        MFS CAPITAL
                               JANUS ASPEN GROWTH PORTFOLIO -   PRUDENTIAL SP LARGE CAP        PRUDENTIAL SP AIM       OPPORTUNITIES
                                       SERVICE SHARES               VALUE PORTFOLIO           CORE EQUITY PORTFOLIO       PORTFOLIO
                                ---------------------------   ---------------------------   -------------------------   -----------
                                 01/01/2004     01/01/2003     01/01/2004     01/01/2003    01/01/2004    01/01/2003     01/01/2004
                                     TO             TO             TO             TO            TO            TO             TO
                                 12/31/2004     12/31/2003     12/31/2004     12/31/2003    12/31/2004    12/31/2003     12/31/2004
                                ------------   ------------   ------------   ------------   -----------   -----------   -----------
OPERATIONS
  Net investment income (loss)  $   (317,564)  $   (209,810)  $   (597,026)  $   (688,637)  $  (265,263)  $  (192,705)  $  (286,116)
  Capital gains distributions
    received ...................           0              0              0              0             0             0             0
  Realized gain (loss) on
    shares redeemed ............     (50,400)      (479,868)     1,088,307       (458,271)      215,069      (245,611)       72,099
  Net change in unrealized
    gain (loss) on investments .     928,071      4,297,231     11,548,488     12,053,381     1,757,822     3,642,874     2,394,050
                                ------------   ------------   ------------   ------------   -----------   -----------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............     560,107      3,607,553     12,039,769     10,906,473     1,707,628     3,204,558     2,180,033
                                ------------   ------------   ------------   ------------   -----------   -----------   -----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..   3,576,464      4,387,025     14,620,083     14,355,507     4,847,975     4,282,890     4,588,364
  Surrenders, withdrawals and
    death benefits .............  (1,316,327)      (697,368)    (5,128,710)    (2,338,156)   (1,471,407)     (888,316)   (1,389,357)
  Net transfers between
    other subaccounts
    or fixed rate option .......     897,779      1,415,202      9,484,641      7,041,191     2,372,332       893,382       703,325
  Withdrawal and other charges .     (25,450)        (8,754)       (86,285)       (24,887)      (27,542)       (8,606)      (28,896)
                                ------------   ------------   ------------   ------------   -----------   -----------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........     3,132,466      5,096,105     18,889,729     19,033,655     5,721,358     4,279,350     3,873,436
                                ------------   ------------   ------------   ------------   -----------   -----------   -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............     3,692,573      8,703,658     30,929,498     29,940,128     7,428,986     7,483,908     6,053,469

NET ASSETS
  Beginning of period ........    18,639,102      9,935,444     63,306,734     33,366,606    19,905,252    12,421,344    17,646,148
                                ------------   ------------   ------------   ------------   -----------   -----------   -----------
  End of period ..............  $ 22,331,675   $ 18,639,102   $ 94,236,232   $ 63,306,734   $27,334,238   $19,905,252   $23,699,617
                                ============   ============   ============   ============   ===========   ===========   ===========

Beginning units ..............    24,483,235     19,693,074     62,105,323     42,897,472    24,460,012    20,904,953    22,033,885
                                ------------   ------------   ------------   ------------   -----------   -----------   -----------
  Units issued ...............     7,248,788      8,185,786     29,908,752     25,799,662     9,502,536     7,476,489     7,818,877
  Units redeemed .............    (5,637,177)    (3,395,625)   (14,173,336)    (6,591,811)   (5,035,096)   (3,921,430)   (5,081,448)
                                ------------   ------------   ------------   ------------   -----------   -----------   -----------
  Ending units ...............    26,094,846     24,483,235     77,840,739     62,105,323    28,927,452    24,460,012    24,771,314
                                ============   ============   ============   ============   ===========   ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A20

                                                                         SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------
                                PRUDENTIAL SP
                                 MFS CAPITAL       PRUDENTIAL SP
                                OPPORTUNITIES   STRATEGIC PARTNERS       PRUDENTIAL SP MID CAP GROWTH   SP PRUDENTIAL U.S. EMERGING
                                 PORTFOLIO    FOCUSED GROWTH PORTFOLIO             PORTFOLIO                  GROWTH PORTFOLIO
                                -----------   -------------------------   ---------------------------   ---------------------------
                                01/01/2003    01/01/2004    01/01/2003     01/01/2004     01/01/2003     01/01/2004     01/01/2003
                                    TO            TO            TO             TO             TO             TO             TO
                                12/31/2003    12/31/2004    12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------
OPERATIONS
  Net investment income (loss)  $  (165,017)  $  (354,283)  $  (216,033)  $ (1,072,575)  $   (441,861)  $ (1,345,187)  $   (608,420)
  Capital gains distributions
    received ...................          0             0             0              0              0         21,451              0
  Realized gain (loss) on
    shares redeemed ............   (359,184)      144,784      (232,494)       560,450       (620,843)     1,084,163       (475,084)
  Net change in unrealized
    gain (loss) on investments .  3,162,175     2,332,408     3,506,793     13,028,125      9,842,128     16,674,090     12,364,314
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............  2,637,974     2,122,909     3,058,266     12,516,000      8,779,424     16,434,517     11,280,810
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..  4,640,756     4,234,932     4,290,299     21,040,310     14,589,631     22,543,150     18,836,453
  Surrenders, withdrawals and
    death benefits .............   (539,193)   (1,252,133)     (616,134)    (5,065,713)    (1,865,913)    (5,117,270)    (2,139,492)
  Net transfers between
    other subaccounts
    or fixed rate option .......  2,744,484     1,531,429     2,856,023     13,720,988     14,129,147      6,920,556     17,879,582
  Withdrawal and other charges .     (7,149)      (31,980)      (10,051)       (79,760)       (14,142)      (105,182)       (21,956)
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........    6,838,898     4,482,248     6,520,137     29,615,825     26,838,723     24,241,254     34,554,587
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............    9,476,872     6,605,157     9,578,403     42,131,825     35,618,147     40,675,771     45,835,397

NET ASSETS
  Beginning of period ........    8,169,276    19,412,174     9,833,771     50,518,464     14,900,317     67,588,538     21,753,141
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------
  End of period ..............  $17,646,148   $26,017,331   $19,412,174   $ 92,650,289   $ 50,518,464   $108,264,309   $ 67,588,538
                                ===========   ===========   ===========   ============   ============   ============   ============

Beginning units ..............   15,206,603    24,824,031    17,955,613     67,470,216     33,701,939     76,117,764     41,583,996
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------
  Units issued ...............    9,994,760     8,939,924    10,239,478     50,517,324     43,329,129     42,376,223     46,689,854
  Units redeemed .............   (3,167,478)   (5,334,353)   (3,371,060)   (22,844,720)    (9,560,852)   (24,829,418)   (12,156,086)
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------
  Ending units ...............   22,033,885    28,429,602    24,824,031     95,142,820     67,470,216     93,664,569     76,117,764
                                ===========   ===========   ===========   ============   ============   ============   ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A21

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                               SUBACCOUNTS
                                ----------------------------------------------------------------------------------------------------
                                                                                                                      PRUDENTIAL SP
                                                                                                                      BALANCED ASSET
                               PRUDENTIAL SP AIM AGGRESSIVE   PRUDENTIAL SP TECHNOLOGY    PRUDENTIAL SP CONSERVATIVE    ALLOCATION
                                     GROWTH PORTFOLIO                PORTFOLIO            ASSET ALLOCATION PORTFOLIO    PORTFOLIO
                                --------------------------   --------------------------   ---------------------------  ------------
                                 01/01/2004    01/01/2003     01/01/2004    01/01/2003     01/01/2004     01/01/2003    01/01/2004
                                     TO            TO             TO            TO             TO             TO            TO
                                 12/31/2004    12/31/2003     12/31/2004    12/31/2003     12/31/2004     12/31/2003    12/31/2004
                                ------------   -----------   ------------   -----------   ------------   ------------  ------------
OPERATIONS
  Net investment income (loss)  $   (325,603)  $  (176,609)  $   (322,980)  $  (159,109)  $   (921,067)  $   (625,393) $ (5,155,492)
  Capital gains distributions
    received ...................           0             0              0             0        900,205        181,719       391,558
  Realized gain (loss) on
    shares redeemed ............     285,353      (194,109)      (165,873)     (361,593)     2,787,086        779,357     3,905,465
  Net change in unrealized
    gain (loss) on investments .   2,203,673     3,030,064        228,386     3,664,584     24,224,330     24,195,011    61,620,530
                                ------------   -----------   ------------   -----------   ------------   ------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............   2,163,423     2,659,346       (260,467)    3,143,882     26,990,554     24,530,694    60,762,061
                                ------------   -----------   ------------   -----------   ------------   ------------  ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..   6,424,870     5,245,977      5,301,554     4,328,966    120,671,057    103,693,278   235,367,738
  Surrenders, withdrawals and
    death benefits .............  (1,141,853)     (515,821)    (1,657,639)     (613,914)   (27,223,871)   (11,400,584)  (33,478,654)
  Net transfers between
    other subaccounts
    or fixed rate option .......     739,241     1,634,740      2,439,662     4,683,568     45,432,372     38,953,162    89,433,241
  Withdrawal and other charges .     (30,053)       (8,549)       (27,628)       (6,511)      (385,375)       (72,907)     (791,974)
                                ------------   -----------   ------------   -----------   ------------   ------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........     5,992,205     6,356,347      6,055,949     8,392,109    138,494,183    131,172,949   290,530,351
                                ------------   -----------   ------------   -----------   ------------   ------------  ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............     8,155,628     9,015,693      5,795,482    11,535,991    165,484,737    155,703,643   351,292,412

NET ASSETS
  Beginning of period ........    16,511,776     7,496,083     17,234,278     5,698,287    267,381,135    111,677,492   421,057,485
                                ------------   -----------   ------------   -----------   ------------   ------------  ------------
  End of period ..............  $ 24,667,404   $16,511,776   $ 23,029,760   $17,234,278   $432,865,872   $267,381,135  $772,349,897
                                ============   ===========   ============   ===========   ============   ============  ============

Beginning units ..............    19,203,198    13,147,893     24,730,615    15,633,504    246,728,956    121,340,682   389,561,302
                                ------------   -----------   ------------   -----------   ------------   ------------  ------------
  Units issued ...............     9,331,279     8,497,400     16,292,334    19,007,473    177,749,766    148,235,703   327,831,019
  Units redeemed .............    (4,660,513)   (2,442,095)   (12,257,934)   (9,910,362)   (55,786,228)   (22,847,429)  (80,778,234)
                                ------------   -----------   ------------   -----------   ------------   ------------  ------------
  Ending units ...............    23,873,964    19,203,198     28,765,015    24,730,615    368,692,494    246,728,956   636,614,087
                                ============   ===========   ============   ===========   ============   ============  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A22

                                                                          SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------
                               PRUDENTIAL SP
                               BALANCED ASSET                                    PRUDENTIAL SP                 PRUDENTIAL SP
                                 ALLOCATION    PRUDENTIAL SP GROWTH ASSET      AGGRESSIVE GROWTH        WILLIAM BLAIR INTERNATIONAL
                                 PORTFOLIO        ALLOCATION PORTFOLIO     ASSET ALLOCATION PORTFOLIO         GROWTH PORTFOLIO
                                ------------  ---------------------------  --------------------------   ---------------------------
                                 01/01/2003    01/01/2004     01/01/2003    01/01/2004    01/01/2003     01/01/2004     01/01/2003
                                     TO            TO             TO            TO            TO             TO             TO
                                 12/31/2003    12/31/2004     12/31/2003    12/31/2004    12/31/2003     12/31/2004     12/31/2003
                                ------------  ------------   ------------  ------------   -----------   ------------   ------------
OPERATIONS
  Net investment income (loss)  $ (1,917,780) $ (5,494,084)  $ (1,881,450) $ (1,282,329)  $  (406,548)  $   (638,139)  $   (329,365)
  Capital gains distributions
    received ...................           0             0              0             0             0              0              0
  Realized gain (loss) on
    shares redeemed ............     231,875     2,852,616       (163,442)      779,686       (14,855)       881,262        146,276
  Net change in unrealized
    gain (loss) on investments .  51,346,669    57,245,689     43,222,216    12,308,390     8,285,768      7,035,383      7,892,935
                                ------------  ------------   ------------  ------------   -----------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............  49,660,764    54,604,221     41,177,324    11,805,747     7,864,365      7,278,506      7,709,846
                                ------------  ------------   ------------  ------------   -----------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments .. 171,266,007   199,756,990    133,253,516    44,973,372    22,957,835     13,853,630     10,011,805
  Surrenders, withdrawals and
    death benefits ............. (12,913,921)  (19,087,699)    (6,862,387)   (3,692,371)   (1,113,427)    (3,210,864)    (1,161,188)
  Net transfers between
    other subaccounts
    or fixed rate option .......  75,028,923    61,391,559     45,386,554    13,288,481     8,098,634     10,481,715      4,353,788
  Withdrawal and other charges .    (114,156)     (700,863)       (97,876)     (145,815)      (17,787)       (58,541)       (14,124)
                                ------------  ------------   ------------  ------------   -----------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........   233,266,853   241,359,987    171,679,807    54,423,667    29,925,255     21,065,940     13,190,281
                                ------------  ------------   ------------  ------------   -----------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............   282,927,617   295,964,208    212,857,131    66,229,414    37,789,620     28,344,446     20,900,127

NET ASSETS
  Beginning of period ........   138,129,868   301,059,276     88,202,145    51,315,013    13,525,393     34,917,263     14,017,136
                                ------------  ------------   ------------  ------------   -----------   ------------   ------------
  End of period ..............  $421,057,485  $597,023,484   $301,059,276  $117,544,427   $51,315,013   $ 63,261,709   $ 34,917,263
                                ============  ============   ============  ============   ===========   ============   ============

Beginning units ..............   166,933,696   281,218,907    120,051,807    49,023,735    20,717,277     40,927,605     28,227,755
                                ------------  ------------   ------------  ------------   -----------   ------------   ------------
  Units issued ...............   248,079,840   245,496,072    180,835,150    55,787,886    34,698,847     39,405,911     65,864,617
  Units redeemed .............   (25,452,234)  (48,968,852)   (19,668,050)  (12,722,875)   (6,392,389)   (21,880,898)   (53,164,767)
                                ------------  ------------   ------------  ------------   -----------   ------------   ------------
  Ending units ...............   389,561,302   477,746,127    281,218,907    92,088,746    49,023,735     58,452,618     40,927,605
                                ============  ============   ============  ============   ===========   ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A23

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                                SUBACCOUNTS
                                ---------------------------------------------------------------------------------------------------
                                     PRUDENTIAL SP LSV         EVERGREEN VA FOUNDATION                                  EVERGREEN VA
                               INTERNATIONAL VALUE PORTFOLIO            FUND               EVERGREEN VA GROWTH FUND      OMEGA FUND
                                ---------------------------   -------------------------   ---------------------------   -----------
                                 01/01/2004     01/01/2003    01/01/2004    01/01/2003     01/01/2004     01/01/2003     01/01/2004
                                     TO             TO            TO            TO             TO             TO             TO
                                 12/31/2004     12/31/2003    12/31/2004    12/31/2003     12/31/2004     12/31/2003     12/31/2004
                                ------------   ------------   -----------   -----------   ------------   ------------   -----------
OPERATIONS
  Net investment income (loss)  $   (618,843)  $   (252,769)  $   (13,867)  $    19,224   $    (23,213)  $     (4,341)  $   (52,912)
  Capital gains distributions
    received ...................           0              0             0             0              0              0             0
  Realized gain (loss) on
    shares redeemed ............     700,197       (127,796)       19,955         3,188         16,233          3,047        74,967
  Net change in unrealized
    gain (loss) on investments .   7,598,943      8,292,854        59,638        53,108        161,078         76,085       169,806
                                ------------   ------------   -----------   -----------   ------------   ------------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............   7,680,297      7,912,289        65,726        75,520        154,098         74,791       191,861
                                ------------   ------------   -----------   -----------   ------------   ------------   -----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..  12,670,806     13,985,144       450,902     1,114,519        535,986        953,748       931,130
  Surrenders, withdrawals and
    death benefits .............  (2,456,683)    (1,608,292)     (104,334)       (5,433)       (51,386)        (4,035)      (57,759)
  Net transfers between
    other subaccounts
    or fixed rate option .......   3,143,877      2,582,081      (189,730)      144,419       (131,777)         2,858      (197,984)
  Withdrawal and other charges .     (74,034)       (21,765)       (3,482)           (6)        (1,889)            (5)       (4,826)
                                ------------   ------------   -----------   -----------   ------------   ------------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........    13,283,966     14,937,168       153,356     1,253,499        350,934        952,566       670,561
                                ------------   ------------   -----------   -----------   ------------   ------------   -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............    20,964,263     22,849,457       219,082     1,329,019        505,032      1,027,357       862,422

NET ASSETS
  Beginning of period ........
                                  43,370,372     20,520,915     1,334,677         5,658      1,030,688          3,331     2,607,014
  End of period ..............  ------------   ------------   -----------   -----------   ------------   ------------   -----------
                                $ 64,334,635   $ 43,370,372   $ 1,553,759   $ 1,334,677   $  1,535,720   $  1,030,688   $ 3,469,436
                                ============   ============   ===========   ===========   ============   ============   ===========
Beginning units ..............
                                  45,767,010     31,180,145     1,190,092         6,679        766,474          4,532     1,962,208
  Units issued ...............  ------------   ------------   -----------   -----------   ------------   ------------   -----------
  Units redeemed .............    25,315,759     52,651,868       551,410     1,265,731        501,696        790,638     1,283,989
                                 (14,927,973)   (38,065,003)     (415,593)      (82,318)      (248,406)       (28,696)     (762,447)
  Ending units ...............  ------------   ------------   -----------   -----------   ------------   ------------   -----------
                                  56,154,796     45,767,010     1,325,909     1,190,092      1,019,764        766,474     2,483,750
                                ============   ============   ===========   ===========   ============   ============   ===========

*   Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A24

                                                                        SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------
                                EVERGREEN VA    EVERGREEN VA SPECIAL      EVERGREEN VA INTERNATIONAL      EVERGREEN VA GROWTH AND
                                 OMEGA FUND          VALUES FUND                 EQUITY FUND                    INCOME FUND
                                -----------   -------------------------   ---------------------------   ---------------------------
                                01/01/2003    01/01/2004    01/01/2003     01/01/2004     12/05/2003*    01/01/2004     12/05/2003*
                                    TO            TO            TO             TO             TO             TO             TO
                                12/31/2003    12/31/2004    12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------
OPERATIONS
  Net investment income (loss)  $   (11,875)  $   (16,128)  $    (7,292)  $       (675)  $      2,472   $        739   $      2,492
  Capital gains distributions
    received ...................          0        28,232             0              0              0              0              0
  Realized gain (loss) on
    shares redeemed ............     10,315        56,897        14,081          2,016             19          5,637            371
  Net change in unrealized
    gain (loss) on investments .    230,523       480,340       189,914        128,299         12,158        190,372         29,415
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............    228,963       549,341       196,703        129,640         14,649        196,748         32,278
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..  1,845,629     1,350,530     1,588,385        467,429         24,794      1,584,640         21,661
  Surrenders, withdrawals and
    death benefits .............     (4,234)      (85,250)      (32,180)        (7,121)          (233)       (14,752)          (710)
  Net transfers between
    other subaccounts
    or fixed rate option .......    519,967       192,891        35,098        123,059        310,765        499,727        656,618
  Withdrawal and other charges .        (16)       (4,047)          (18)          (688)             0           (667)             0
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........    2,361,346     1,454,124     1,591,285        582,679        335,326      2,068,948        677,569
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............    2,590,309     2,003,465     1,787,988        712,319        349,975      2,265,696        709,847

NET ASSETS
  Beginning of period ........
                                     16,705     1,829,539        41,551        349,975              0        709,847              0
  End of period ..............  -----------   -----------   -----------   ------------   ------------   ------------   ------------
                                $ 2,607,014   $ 3,833,004   $ 1,829,539   $  1,062,294   $    349,975   $  2,975,543   $    709,847
                                ===========   ===========   ===========   ============   ============   ============   ============
Beginning units ..............
                                     22,447     1,470,603        48,225         33,522              0         68,284              0
  Units issued ...............  -----------   -----------   -----------   ------------   ------------   ------------   ------------
  Units redeemed .............    2,043,582     1,534,966     1,603,848         63,824         33,562        221,863         69,104
                                   (103,821)     (402,381)     (181,470)       (10,507)           (40)       (23,711)          (820)
  Ending units ...............  -----------   -----------   -----------   ------------   ------------   ------------   ------------
                                  1,962,208     2,603,188     1,470,603         86,839         33,522        266,436         68,284
                                ===========   ===========   ===========   ============   ============   ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A25

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003


                                                                                                        SUBACCOUNTS
                                                                                                 ----------------------------

                                                                                                      EVERGREEN VA FUND
                                                                                                 ----------------------------
                                                                                                 01/01/2004       12/05/2003*
                                                                                                     TO               TO
                                                                                                 12/31/2004       12/31/2003
                                                                                                 -----------      -----------
OPERATIONS
  Net investment income (loss) ..............................................................    $   (17,190)     $    (1,168)
  Capital gains distributions received ......................................................              0                0
  Realized gain (loss) on shares redeemed ...................................................          8,718              199
  Net change in unrealized gain (loss) on investments .......................................         79,917           40,944
                                                                                                 -----------      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............................         71,445           39,975
                                                                                                 -----------      -----------


CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ...............................................................        119,028          143,405
  Surrenders, withdrawals and death benefits ................................................        (76,026)            (780)
  Net transfers between other subaccounts or fixed rate option ..............................          8,558          903,686
  Withdrawal and other charges ..............................................................         (1,778)               0
                                                                                                 -----------      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CONTRACT OWNER TRANSACTIONS ..............................................................         49,782        1,046,311
                                                                                                 -----------      -----------


TOTAL INCREASE (DECREASE) IN NET ASSETS .....................................................        121,227        1,086,286

NET ASSETS
  Beginning of period .......................................................................      1,086,286                0
                                                                                                 -----------      -----------
  End of period .............................................................................    $ 1,207,513      $ 1,086,286
                                                                                                 ===========      ===========

  Beginning units ...........................................................................        105,052                0
                                                                                                 -----------      -----------
  Units issued ..............................................................................         29,659          105,216
  Units redeemed ............................................................................        (25,115)            (164)
                                                                                                 -----------      -----------
  Ending units ..............................................................................        109,596          105,052
                                                                                                 ===========      ===========


*   Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A26

                        NOTES TO FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                DECEMBER 31, 2004



NOTE 1:  GENERAL

         Pruco Life Flexible Premium Variable Annuity Account (the "Account") was established on June 15, 1995 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life"), a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), which is a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Variable Annuity One Enhanced, Strategic Partners Select, Strategic Partners Advisor, Strategic Partners Plus, Strategic Partners Plus Enhanced, Strategic Partners FlexElite, (collectively, "Strategic Partners"), Discovery Preferred, Discovery Select, and Discovery Choice variable annuity contracts are invested in the account. The Strategic Partners contract options differ based on the death benefit and other options selected by the contract owner. The Discovery Choice contract is considered Basic or Enhanced depending on the death benefit option that you choose, where the Enhanced contract offers a guaranteed minimum death benefit.

         The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are fifty-seven subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or one of the non-Prudential administered funds (collectively, the "portfolios"). Investment options vary by contract. Options available to the Flexible Premium contracts which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential High Yield Bond Portfolio, Prudential Conservative Balanced Portfolio, Prudential Equity Portfolio, Prudential Value Portfolio, Prudential Stock Index Portfolio, Prudential Flexible Managed Portfolio, Prudential Natural Resources Portfolio, Prudential Global Portfolio, Prudential Jennison Portfolio, Prudential Small Capitalization Stock Portfolio, Prudential Jennison 20/20 Focus Portfolio, Prudential Diversified Conservative Growth Portfolio, Prudential SP Alliance Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Goldman Sachs Small Cap Value Portfolio, Prudential SP State Street Research Small Cap Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Portfolio, Prudential SP AIM Core Equity Portfolio, Prudential SP MFS Capital Opportunities Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP Mid Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP AIM Aggressive Growth Portfolio, Prudential SP Technology Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP William Blair International Growth Portfolio and Prudential SP LSV International Value Portfolio. Options available for the Flexible Premium contracts which invest in a corresponding portfolio of the non-Prudential administered funds are: OpCap Managed Portfolio, AIM V.I. Core Equity Fund, T. Rowe Price Equity Income Portfolio , AIM V.I. Premier Equity, Janus Aspen Growth Portfolio, MFS Research Series, MFS Emerging Growth Series, OpCap Small Cap Portfolio, Credit Suisse Global Post-Venture Capital Portfolio, Janus Aspen International Growth Portfolio, T. Rowe Price International Stock Portfolio, American Century VP Value Fund, Franklin Templeton Small Cap Fund, AllianceBernstein Premier Growth Portfolio, Davis Value Fund, Janus Aspen Series Growth Portfolio - Service Shares, Evergreen VA Foundation Fund, Evergreen VA Growth Fund, Evergreen VA Omega Fund, Evergreen VA Special Values Fund, Evergreen VA International Equity Fund, Evergreen VA Growth and Income Fund and Evergreen VA Fund.

         The Series Fund is a diversified open-end management investment company, and is managed by an affiliate of Prudential.

         On December 5, 2003, the following funds were merged into one another. A new subaccount was established to invest in the surviving funds. The transfer from the old subaccount to the new subaccount is reflected in the Statement of Changes in the year 2003 as a transfer in.

         Retired Portfolios                         New Portfolios                                      Assets Moved
         Evergreen VA Capital Growth Fund           Evergreen VA Growth and Income Fund                 $654,322
         Evergreen VA Blue Chip Fund                Evergreen VA Fund                                   $731,102
         Evergreen VA Global Leaders Fund           Evergreen VA International Equity Fund              $308,618
         Evergreen VA Masters Fund                  Evergreen VA Fund                                   $173,582

                                      A27

NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

         The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

         INVESTMENTS--The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which value their investment securities at fair market value.

         SECURITY TRANSACTIONS--Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

         DISTRIBUTIONS RECEIVED--Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

NOTE 3:  TAXES

         Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life Management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 4:  PURCHASES AND SALES OF INVESTMENTS

         The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2004 were as follows:

                                                             PURCHASES         SALES
                                                           -------------   -------------
         Prudential Money Market Portfolio .............   $ 114,758,749   $(198,096,518)
         Prudential Diversified Bond Portfolio .........   $     865,646   $ (90,030,179)
         Prudential Equity Portfolio ...................   $  27,023,207   $ (69,574,263)
         Prudential Flexible Managed Portfolio .........   $     268,109   $  (6,241,734)
         Prudential Conservative Balanced Portfolio ....   $     200,907   $ (11,159,059)
         Prudential Value Portfolio ....................   $  34,532,293   $ (57,229,052)
         Prudential High Yield Bond Portfolio ..........   $   1,756,251   $ (46,619,318)
         Prudential Natural Resources Portfolio ........   $     960,755   $  (1,636,601)
         Prudential Stock Index Portfolio ..............   $  88,927,941   $(107,252,235)

         Prudential Global Portfolio ...................   $  15,667,948   $ (20,543,545)
         Prudential Jennison Portfolio .................   $  30,975,941   $ (93,089,090)
         Prudential Small Capitalization Stock Portfolio   $   5,580,262   $ (13,917,943)
         T. Rowe Price International Stock Portfolio ...   $   4,602,021   $  (7,782,050)
         T. Rowe Price Equity Stock Portfolio ..........   $   2,780,349   $ (18,117,004)
         OpCap Managed Portfolio .......................   $       9,169   $ (36,330,867)
         OpCap Small Cap Portfolio .....................   $   2,141,744   $ (14,180,150)
         AIM V.I. Core Equity Fund .....................   $     207,954   $ (16,317,765)
         AIM V.I. Premier Equity Fund ..................   $      41,834   $ (26,967,582)
         Janus Aspen Growth Portfolio ..................   $     246,426   $ (29,204,138)
         Janus Aspen International Growth Portfolio ....   $     279,746   $ (28,858,314)
         MFS Research Series ...........................   $     342,351   $  (7,695,640)
         MFS Emerging Growth Series ....................   $     174,935   $ (22,030,536)
         Credit Suisse Trust Global Post-Venture Fund ..   $   1,432,830   $  (4,244,425)
         American Century VP Value Fund ................   $   2,711,616   $  (7,705,564)
         Franklin Templeton Small Cap Fund .............   $     511,507   $  (9,144,181)
         Prudential Jennison 20/20 Focus Portfolio .....   $   2,241,381   $  (7,651,975)

                                      A28

                                                                  PURCHASES         SALES
                                                                 ------------   ------------
Prudential Diversified Conservative Growth Portfolio .........   $  2,662,600   $(19,277,443)
Davis Value Fund .............................................   $  4,640,877   $ (6,130,876)
AllianceBernstein Premier Growth Portfolio ...................   $  1,221,795   $ (3,161,464)
Prudential SP Alliance Large Cap Growth Portfolio ............   $ 17,103,512   $ (9,119,874)
Prudential SP Davis Value Portfolio ..........................   $ 58,325,990   $(17,618,114)
Prudential SP Goldman Sachs Small Cap Value Portfolio ........   $ 66,354,737   $(15,079,994)
Prudential SP State Street Research Small Cap Growth Portfolio   $ 25,751,589   $(14,905,354)
Prudential SP PIMCO Total Return Portfolio ...................   $ 97,975,898   $(74,045,722)
Prudential SP PIMCO High Yield Portfolio .....................   $ 64,662,465   $(22,930,536)
Janus Aspen Growth Portfolio - Service Shares ................   $  6,514,701   $ (3,699,799)
Prudential SP Large Cap Value Portfolio ......................   $ 27,670,305   $ (9,962,979)
Prudential SP AIM Core Equity Portfolio ......................   $  9,024,934   $ (3,674,796)
Prudential SP MFS Capital Opportunities Portfolio ............   $  6,951,700   $ (3,402,265)
Prudential SP Strategic Partners Focused Growth Portfolio ....   $  7,954,552   $ (3,826,587)
Prudential SP Mid Cap Growth Portfolio .......................   $ 39,301,753   $(10,758,503)
SP Prudential U.S. Emerging Growth Portfolio .................   $ 35,716,233   $(12,820,166)
Prudential SP AIM Aggressive Growth Portfolio ................   $  9,488,741   $ (3,822,137)
Prudential SP Technology Portfolio ...........................   $ 12,976,022   $ (7,243,053)
Prudential SP Conservative Asset Allocation Portfolio ........   $171,713,446   $(38,777,163)
Prudential SP Balanced Asset Allocation Portfolio ............   $325,758,065   $(44,843,642)
Prudential SP Growth Asset Allocation Portfolio ..............   $264,353,112   $(30,250,296)
Prudential SP Aggressive Growth Asset Allocation Portfolio ...   $ 62,221,496   $ (9,120,613)
Prudential SP William Blair International Growth Portfolio ...   $ 35,169,081   $(14,827,067)
Prudential SP LSV International Value Portfolio ..............   $ 23,808,651   $(11,368,732)
Evergreen VA Foundation Fund .................................   $    593,271   $   (467,398)
Evergreen VA Growth Fund .....................................   $    648,185   $   (320,465)
Evergreen VA Omega Fund ......................................   $  1,472,059   $   (854,410)
Evergreen VA Special Values Fund .............................   $  1,827,645   $   (424,388)
Evergreen VA International Equity Fund .......................   $    665,289   $    (93,673)
Evergreen VA Growth and Income Fund ..........................   $  2,305,350   $   (267,984)
Evergreen VA Fund ............................................   $    261,155   $   (231,027)

NOTE 5:  RELATED PARTY TRANSACTIONS

         Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

         The Series Fund has a management agreement with Prudential Investment LLC ("PI"), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

         The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

                                      A29

         PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

         Prudential Mutual Fund Services LLC, ("PMFS"), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent.

NOTE 6:  FINANCIAL HIGHLIGHTS

         Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

         The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options.


                                                AT YEAR ENDED                                     FOR YEAR ENDED
                                 ------------------------------------------  -------------------------------------------------------
                                  UNITS         UNIT VALUE       NET ASSETS   INVESTMENT     EXPENSE RATIO**       TOTAL RETURN***
                                 (000s)      LOWEST - HIGHEST      (000s)    INCOME RATIO*   LOWEST - HIGHEST     LOWEST - HIGHEST
                                 -------   --------------------   --------   ------------    ----------------    -------------------
                                                                   PRUDENTIAL MONEY MARKET PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   213,892   $0.97813 to $1.24840   $243,516         1.00%      1.35% to 2.00%     -0.93% to -0.33%
December 31, 2003 ............   279,425   $0.98657 to $1.25286   $324,048         0.85%      1.35% to 1.90%     -1.05% to -0.51%
December 31, 2002 ............   416,179   $0.99700 to $1.25977   $492,182         1.51%      1.35% to 1.90%     -0.17% to 0.17%
December 31, 2001 ............   424,218   $1.01101 to $1.25820   $512,809         3.83%      1.35% to 1.70%      2.38% to 2.72%

                                                                 PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   283,870   $1.31540 to $1.56260   $442,817         4.38%      1.35% to 1.65%      3.87% to 4.18%
December 31, 2003 ............   338,319   $1.26643 to $1.50079   $506,846         3.98%      1.35% to 1.65%      5.73% to 6.05%
December 31, 2002 ............   401,633   $1.19774 to $1.41582   $567,736        11.58%      1.35% to 1.65%      5.34% to 5.64%
December 31, 2001 ............   470,574   $1.13699 to $1.34090   $630,122         6.10%      1.35% to 1.65%      5.25% to 5.57%

                                                                      PRUDENTIAL EQUITY PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   266,362   $1.01871 to $1.70828   $435,764         1.24%      1.35% to 2.00%      7.77% to 8.46%
December 31, 2003 ............   285,436   $0.94205 to $1.57580   $438,294         0.99%      1.35% to 1.90%     29.19% to 29.90%
December 31, 2002 ............   308,351   $0.72737 to $1.21384   $371,345         0.83%      1.35% to 1.90%    -23.60% to -23.38%
December 31, 2001 ............   365,793   $0.95205 to $1.58490   $578,743         0.81%      1.35% to 1.65%    -12.62% to -12.35%

                                                                 PRUDENTIAL FLEXIBLE MANAGED PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    21,202   $1.60781 to $1.60781   $ 34,089         1.48%      1.40% to 1.40%      9.21% to 9.21%
December 31, 2003 ............    24,849   $1.47227 to $1.47227   $ 36,584         2.09%      1.40% to 1.40%     22.06% to 22.06%
December 31, 2002 ............    30,154   $1.20619 to $1.20619   $ 36,372         3.16%      1.40% to 1.40%    -13.94% to -13.94%
December 31, 2001 ............    37,399   $1.40164 to $1.40164   $ 52,420         3.65%      1.40% to 1.40%     -6.97% to -6.97%

                                                              PRUDENTIAL CONSERVATIVE BALANCED PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    34,197   $1.57630 to $1.57630   $ 53,905         2.04%      1.40% to 1.40%      6.54% to 6.54%
December 31, 2003 ............    40,989   $1.47948 to $1.47948   $ 60,643         2.80%      1.40% to 1.40%     17.13% to 17.13%
December 31, 2002 ............    50,764   $1.26312 to $1.26312   $ 64,121         0.00%      1.40% to 1.40%    -10.24% to -10.24%
December 31, 2001 ............    64,511   $1.40720 to $1.47020   $ 90,780         3.33%      1.40% to 1.40%     -3.36% to -3.36%

                                                                      PRUDENTIAL VALUE PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   202,438   $1.13655 to $2.17838   $396,997         1.36%      1.35% to 2.00%     14.03% to 14.76%
December 31, 2003 ............   201,621   $0.99472 to $1.89915   $362,689         1.56%      1.35% to 1.90%     25.68% to 26.37%
December 31, 2002 ............   213,942   $0.79064 to $1.50369   $315,498         1.30%      1.35% to 1.90%    -23.24% to -23.00%
December 31, 2001 ............   247,754   $1.18037 to $1.95415   $483,102         1.56%      1.35% to 1.65%     -3.65% to -3.37%

                                                                 PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   160,681   $1.21693 to $1.49829   $240,357         7.23%      1.35% to 1.65%      8.52% to 8.84%
December 31, 2003 ............   190,160   $1.12137 to $1.37730   $261,532         8.35%      1.35% to 1.65%     23.00% to 23.37%
December 31, 2002 ............   208,477   $0.91166 to $1.11685   $232,545        17.72%      1.35% to 1.65%     -0.15% to 0.18%
December 31, 2001 ............   253,782   $0.91301 to $1.11561   $282,844        11.46%      1.35% to 1.65%     -2.02% to -1.75%

                                                                PRUDENTIAL NATURAL RESOURCES PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............     3,501   $3.36558 to $3.36558   $ 11,783         3.40%      1.40% to 1.40%     23.45% to 23.45%
December 31, 2003 ............     3,694   $2.72634 to $2.72634   $ 10,070         4.24%      1.40% to 1.40%     37.08% to 37.08%
December 31, 2002 ............     4,433   $1.98889 to $1.98889   $  8,817         0.57%      1.40% to 1.40%     17.27% to 17.27%
December 31, 2001 ............     4,534   $1.69604 to $1.69604   $  7,690         2.29%      1.40% to 1.40%    -11.31% to -11.31%

                                      A30

                                                AT YEAR ENDED                                     FOR YEAR ENDED
                                 ------------------------------------------  -------------------------------------------------------
                                  UNITS         UNIT VALUE       NET ASSETS   INVESTMENT     EXPENSE RATIO**       TOTAL RETURN***
                                 (000s)      LOWEST - HIGHEST      (000s)    INCOME RATIO*   LOWEST - HIGHEST     LOWEST - HIGHEST
                                 -------   --------------------   --------   ------------    ----------------    -------------------
                                                                   PRUDENTIAL STOCK INDEX PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   443,160   $0.82464 to $1.84300   $693,094         1.64%      1.35% to 2.00%      8.29% to 8.98%
December 31, 2003 ............   434,432   $0.75934 to $1.69204   $645,369         1.48%      1.35% to 1.90%     25.79% to 26.48%
December 31, 2002 ............   410,344   $0.60247 to $1.33841   $506,071         1.19%      1.35% to 1.90%    -23.49% to -23.23%
December 31, 2001 ............   450,067   $0.78747 to $1.74431   $753,372         0.99%      1.35% to 1.70%    -13.52% to -13.21%

                                                                      PRUDENTIAL GLOBAL PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    92,115   $0.74184 to $1.58248   $128,221         0.99%      1.35% to 2.00%      7.44% to 8.13%
December 31, 2003 ............    93,158   $0.68852 to $1.46429   $121,913         0.36%      1.35% to 1.90%     31.57% to 32.28%
December 31, 2002 ............    89,622   $0.52224 to $1.10749   $ 90,783         1.06%      1.35% to 1.90%    -26.40% to -26.15%
December 31, 2001 ............    98,905   $0.70961 to $1.50029   $139,007         0.35%      1.35% to 1.70%    -18.99% to -18.71%

                                                                     PRUDENTIAL JENNISON PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   421,800   $0.61411 to $1.74849   $620,026         0.45%      1.35% to 2.00%      7.49% to 8.18%
December 31, 2003 ............   453,187   $0.56973 to $1.61723   $627,061         0.26%      1.35% to 1.90%     27.81% to 28.53%
December 31, 2002 ............   470,005   $0.44488 to $1.25897   $521,577         0.20%      1.35% to 1.90%    -32.11% to -31.87%
December 31, 2001 ............   519,480   $0.65525 to $1.84898   $891,192         0.17%      1.35% to 1.70%    -19.61% to -19.34%

                                                            PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    56,066   $1.76674 to $2.62630   $127,911         0.59%      1.35% to 1.65%     20.06% to 20.42%
December 31, 2003 ............    59,374   $1.47156 to $2.18216   $112,757         0.47%      1.35% to 1.65%     36.02% to 36.42%
December 31, 2002 ............    67,804   $1.08184 to $1.60035   $ 94,563         0.89%      1.35% to 1.65%    -16.30% to -16.05%
December 31, 2001 ............    72,079   $1.29257 to $1.90732   $120,206         0.51%      1.35% to 1.65%      3.85% to 4.15%

                                                              T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    35,382   $0.85590 to $1.14869   $ 40,479         1.09%      1.35% to 1.65%     11.92% to 12.27%
December 31, 2003 ............    37,910   $0.76471 to $1.02374   $ 38,680         1.28%      1.35% to 1.65%     28.40% to 28.77%
December 31, 2002 ............    39,723   $0.59558 to $0.79531   $ 31,480         0.90%      1.35% to 1.65%    -19.61% to -19.39%
December 31, 2001 ............    43,376   $0.74088 to $0.98698   $ 42,675         1.77%      1.35% to 1.65%    -23.46% to -23.24%

                                                                 T. ROWE PRICE EQUITY STOCK PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    84,329   $1.28960 to $1.96512   $164,796         1.56%      1.35% to 1.65%     13.05% to 13.39%
December 31, 2003 ............    91,614   $1.14069 to $1.73402   $158,057         1.69%      1.35% to 1.65%     23.46% to 23.83%
December 31, 2002 ............   100,665   $0.92390 to $1.40102   $140,402         1.59%      1.35% to 1.65%    -14.53% to -14.28%
December 31, 2001 ............   111,912   $1.08101 to $1.63523   $182,069         1.44%      1.35% to 1.65%     -0.17% to 0.13%

                                                                        OPCAP MANAGED PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   132,223   $1.05759 to $1.51433   $200,148         1.54%      1.35% to 1.65%      8.97% to 9.29%
December 31, 2003 ............   155,780   $0.97053 to $1.38628   $215,874         1.86%      1.35% TO 1.65%     19.77% to 20.12%
December 31, 2002 ............   183,137   $0.81033 to $1.15460   $211,382         2.06%      1.35% to 1.65%    -18.23% to -17.99%
December 31, 2001 ............   220,992   $0.99096 to $1.40868   $311,232         2.40%      1.35% to 1.65%     -6.44% to -6.17%

                                                                       OPCAP SMALL CAP PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    46,585   $1.97949 to $2.11349   $ 98,398         0.05%      1.35% to 1.65%     15.97% to 16.31%
December 31, 2003 ............    52,211   $1.70696 to $1.81797   $ 94,869         0.05%      1.35% to 1.65%     40.34% to 40.76%
December 31, 2002 ............    59,643   $1.21632 to $1.29217   $ 77,030         0.07%      1.35% to 1.65%    -22.91% to -22.68%
December 31, 2001 ............    66,512   $1.57777 to $1.67203   $111,147         0.78%      1.35% to 1.65%      6.59% to 6.90%

                                                                       AIM V.I. CORE EQUITY FUND
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    58,701   $0.80658 to $1.50970   $ 87,533         0.93%      1.35% to 1.65%      7.19% to 7.52%
December 31, 2003 ............    69,193   $0.75247 to $1.40486   $ 96,053         0.98%      1.35% to 1.65%     22.40% to 22.75%
December 31, 2002 ............    80,527   $0.61477 to $1.14498   $ 91,255         0.30%      1.35% to 1.65%    -16.95% to -16.70%
December 31, 2001 ............    97,304   $0.74028 to $1.37536   $132,510         0.04%      1.35% to 1.65%    -24.08% to -23.85%

                                                                     AIM V.I. PREMIER EQUITY FUND
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   109,220   $0.70444 to $1.37519   $148,445         0.44%      1.35% to 1.65%      4.07% to 4.36%
December 31, 2003 ............   128,355   $0.67689 to $1.31839   $167,348         0.30%      1.35% to 1.65%     23.07% to 23.42%
December 31, 2002 ............   149,965   $0.55001 to $1.06879   $158,640         0.30%      1.35% to 1.65%    -31.40% to -31.19%
December 31, 2001 ............   189,548   $0.80174 to $1.55406   $290,383         0.12%      1.35% to 1.65%    -13.97% to -13.72%

                                                                     JANUS ASPEN GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   108,636   $0.68751 to $1.40646   $150,008         0.14%      1.35% to 1.65%      2.81% to 3.13%
December 31, 2003 ............   128,974   $0.66870 to $1.36461   $172,930         0.09%      1.35% to 1.65%     29.57% to 29.96%
December 31, 2002 ............   152,436   $0.51608 to $1.05047   $157,514         0.00%      1.35% to 1.65%    -27.71% to -27.49%
December 31, 2001 ............   191,976   $0.71393 to $1.44951   $273,310         0.07%      1.35% to 1.65%    -25.94% to -25.73%

                                      A31

                                                AT YEAR ENDED                                     FOR YEAR ENDED
                                 ------------------------------------------  -------------------------------------------------------
                                  UNITS         UNIT VALUE       NET ASSETS   INVESTMENT     EXPENSE RATIO**       TOTAL RETURN***
                                 (000s)      LOWEST - HIGHEST      (000s)    INCOME RATIO*   LOWEST - HIGHEST     LOWEST - HIGHEST
                                 -------   --------------------   --------   ------------    ----------------    -------------------
                                                              JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    94,695   $1.03659 to $1.83930   $172,017         0.90%      1.35% to 1.65%     17.02% to 17.35%
December 31, 2003 ............   110,936   $0.88582 to $1.56797   $171,973         1.22%      1.35% to 1.65%     32.73% to 33.12%
December 31, 2002 ............   133,117   $0.66739 to $1.17846   $155,179         0.84%      1.35% to 1.65%    -26.80% to -26.57%
December 31, 2001 ............   161,800   $0.91170 to $1.60593   $256,671         1.01%      1.35% to 1.65%    -24.46% to -24.25%

                                                                          MFS RESEARCH SERIES
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    33,162   $0.86562 to $1.38048   $ 45,567         1.08%      1.35% to 1.65%     13.97% to 14.31%
December 31, 2003 ............    38,554   $0.75952 to $1.20836   $ 46,388         0.68%      1.35% to 1.65%     22.68% to 23.03%
December 31, 2002 ............    44,963   $0.61911 to $0.98255   $ 43,990         0.28%      1.35% to 1.65%    -25.77% to -25.54%
December 31, 2001 ............    55,542   $0.83402 to $1.32030   $ 73,006         0.01%      1.35% to 1.65%    -22.52% to -22.30%

                                                                      MFS EMERGING GROWTH SERIES
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    98,291   $0.70362 to $1.29091   $126,133         0.00%      1.35% to 1.65%     11.13% to 11.46%
December 31, 2003 ............   115,437   $0.63317 to $1.15881   $132,948         0.00%      1.35% to 1.65%     28.12% to 28.49%
December 31, 2002 ............   132,891   $0.49421 to $0.90235   $119,194         0.00%      1.35% to 1.65%    -34.84% to -34.64%
December 31, 2001 ............   161,015   $0.75847 to $1.38140   $221,049         0.00%      1.35% to 1.65%    -34.56% to -34.37%

                                                             CREDIT SUISSE TRUST GLOBAL POST-VENTURE FUND
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    22,247   $0.85361 to $1.12210   $ 24,922         0.00%      1.35% to 1.65%     16.07% to 16.42%
December 31, 2003 ............    24,730   $0.73541 to $0.96436   $ 23,813         0.00%      1.35% to 1.65%     45.26% to 45.68%
December 31, 2002 ............    27,585   $0.50628 to $0.66230   $ 18,245         0.00%      1.35% to 1.65%    -35.22% to -35.03%
December 31, 2001 ............    32,529   $0.78159 to $1.01997   $ 33,111         0.00%      1.35% to 1.65%    -29.79% to -29.58%

                                                                    AMERICAN CENTURY VP VALUE FUND
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    34,892   $1.54228 to $1.83772   $ 63,894         1.01%      1.35% to 1.65%     12.49% to 12.81%
December 31, 2003 ............    37,346   $1.37107 to $1.62974   $ 60,648         1.09%      1.35% to 1.65%     26.87% to 27.23%
December 31, 2002 ............    42,190   $1.08073 to $1.28151   $ 53,892         0.93%      1.35% to 1.65%    -14.04% to -13.79%
December 31, 2001 ............    47,581   $1.25721 to $1.48719   $ 70,465         0.97%      1.35% to 1.65%     11.01% to 11.33%

                                                                   FRANKLIN TEMPLETON SMALL CAP FUND
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    39,929   $0.90516 to $1.54056   $ 60,060         0.00%      1.35% to 1.65%      9.66% to 9.99%
December 31, 2003 ............    45,499   $0.82539 to $1.40143   $ 62,294         0.00%      1.35% to 1.65%     35.01% to 35.41%
December 31, 2002 ............    51,618   $0.61134 to $1.03547   $ 52,263         0.25%      1.35% to 1.65%    -29.84% to -29.63%
December 31, 2001 ............    59,762   $0.87136 to $1.47241   $ 86,173         0.38%      1.35% to 1.65%    -16.61% to -16.37%

                                                               PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    51,736   $1.14958 to $1.20003   $ 62,053         0.10%      1.35% to 1.65%     14.05% to 14.39%
December 31, 2003 ............    56,016   $1.00792 to $1.04952   $ 58,759         0.22%      1.35% to 1.65%     27.20% to 27.59%
December 31, 2002 ............    63,260   $0.79236 to $0.82304   $ 52,044         0.02%      1.35% to 1.65%    -23.51% to -23.28%
December 31, 2001 ............    74,002   $1.03593 to $1.07339   $ 79,379         0.44%      1.35% to 1.65%     -2.60% to -2.31%

                                                         PRUDENTIAL DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   123,176   $1.26658 to $1.28576   $157,523         3.12%      1.35% to 1.65%      7.79% to 8.11%
December 31, 2003 ............   135,064   $1.17504 to $1.18932   $159,862         4.45%      1.35% to 1.65%     19.61% to 19.95%
December 31, 2002 ............   149,785   $0.98242 to $0.99155   $147,869         0.22%      1.35% to 1.65%     -8.61% to -8.34%
December 31, 2001 ............   178,359   $1.07498 to $1.08181   $192,181         4.14%      1.35% to 1.65%     -0.12% to 0.16%

                                                                           DAVIS VALUE FUND
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    69,705   $1.01470 to $1.02858   $ 71,511         0.83%      1.35% to 1.65%     10.51% to 10.85%
December 31, 2003 ............    70,263   $0.91822 to $0.92794   $ 65,072         0.80%      1.35% to 1.65%     27.67% to 28.01%
December 31, 2002 ............    67,128   $0.71923 to $0.72488   $ 48,590         0.70%      1.35% to 1.65%    -17.62% to -17.37%
December 31, 2001 ............    69,853   $0.87309 to $0.87731   $ 61,228         0.46%      1.35% to 1.65%    -11.83% to -11.57%

                                                              ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    19,560   $0.57025 to $0.57864   $ 11,286         0.00%      1.35% to 1.65%      6.60% to 6.91%
December 31, 2003 ............    22,881   $0.53496 to $0.54123   $ 12,354         0.00%      1.35% to 1.65%     21.34% to 21.74%
December 31, 2002 ............    24,149   $0.44088 to $0.44458   $ 10,716         0.00%      1.35% to 1.65%    -31.97% to -31.75%
December 31, 2001 ............    29,141   $0.64805 to $0.65137   $ 18,960         0.00%      1.35% to 1.65%    -18.73% to -18.48%

                                                           PRUDENTIAL SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    60,177   $0.61576 to $1.23406   $ 53,433         0.00%      1.40% to 2.00%      4.01% to 4.65%
December 31, 2003 ............    53,417   $0.59025 to $0.95090   $ 42,367         0.00%      1.40% to 1.90%     21.55% to 22.14%
December 31, 2002 ............    36,087   $0.48468 to $0.78002   $ 19,331         0.00%      1.40% to 1.90%    -32.34% to -32.14%
December 31, 2001 ............    23,036   $0.71633 to $0.88230   $ 17,131         0.03%      1.40% to 1.70%    -15.89% to -15.64%

                                      A32

NOTE 6:           FINANCIAL HIGHLIGHTS (CONTINUED)


                                                AT YEAR ENDED                                     FOR YEAR ENDED
                                 ------------------------------------------  -------------------------------------------------------
                                  UNITS         UNIT VALUE       NET ASSETS   INVESTMENT     EXPENSE RATIO**       TOTAL RETURN***
                                 (000s)      LOWEST - HIGHEST      (000s)    INCOME RATIO*   LOWEST - HIGHEST     LOWEST - HIGHEST
                                 -------   --------------------   --------   ------------    ----------------    -------------------
                                                                  PRUDENTIAL SP DAVIS VALUE PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   189,704   $1.04012 to $1.38531   $228,840         0.40%      1.40% to 2.00%     10.32% to 10.98%
December 31, 2003 ............   155,813   $0.94006 to $1.10632   $164,272         0.46%      1.40% to 1.90%     27.00% to 27.63%
December 31, 2002 ............   106,230   $0.73878 to $0.86688   $ 81,449         0.01%      1.40% to 1.90%    -17.11% to -16.86%
December 31, 2001 ............    65,733   $0.89127 to $0.92029   $ 59,052         0.59%      1.40% to 1.70%    -11.94% to -11.69%

                                                         PRUDENTIAL SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   149,233   $1.20315 to $1.53719   $213,281         0.17%      1.35% to 2.00%     18.32% to 19.07%
December 31, 2003 ............   108,305   $1.01585 to $1.24988   $128,463         0.03%      1.35% to 1.90%     30.63% to 31.34%
December 31, 2002 ............    67,383   $0.77764 to $0.95217   $ 59,474         0.55%      1.35% to 1.90%    -15.82% to -15.52%
December 31, 2001 ............    28,977   $1.00124 to $1.12776   $ 31,114         1.06%      1.35% to 1.70%      1.39% to 1.69%

                                                    PRUDENTIAL SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    38,777   $0.60112 to $1.27212   $ 36,834         0.00%      1.40% to 2.00%     -2.87% to -2.29%
December 31, 2003 ............    29,424   $0.61704 to $1.01108   $ 26,084         0.00%      1.40% to 1.90%     32.21% to 32.87%
December 31, 2002 ............    17,603   $0.46578 to $0.76251   $  9,683         0.00%      1.35% to 1.90%    -31.43% to -31.22%
December 31, 2001 ............    10,454   $0.67926 to $0.92677   $  7,640         0.00%      1.35% to 1.70%    -18.56% to -18.31%
                                                              PRUDENTIAL SP PIMCO TOTAL RETURN PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   403,102   $1.04519 to $1.31224   $471,428         1.95%      1.35% to 2.00%      3.20% to 3.89%
December 31, 2003 ............   369,822   $1.09611 to $1.26394   $424,483         2.48%      1.35% to 1.90%      3.87% to 4.45%
December 31, 2002 ............   282,337   $1.05530 to $1.21092   $320,162         2.97%      1.35% to 1.90%      7.57% to 7.93%
December 31, 2001 ............    90,215   $1.03942 to $1.12247   $ 97,602         3.35%      1.35% to 1.70%      6.82% to 7.13%

                                                               PRUDENTIAL SP PIMCO HIGH YIELD PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   146,925   $1.16040 to $1.33818   $189,300         6.80%      1.40% to 2.00%      7.18% to 7.81%
December 31, 2003 ............   110,566   $1.16517 to $1.24124   $132,701         6.92%      1.40% to 1.90%     20.13% to 20.74%
December 31, 2002 ............    49,943   $0.96993 to $1.02813   $ 50,232         7.48%      1.40% to 1.90%     -1.52% to -1.24%
December 31, 2001 ............    26,698   $1.01231 to $1.04100   $ 27,527         7.09%      1.40% to 1.70%      2.20% to 2.52%

                                                             JANUS ASPEN GROWTH PORTFOLIO - SERVICE SHARES
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    26,095   $0.58487 to $1.28061   $ 22,332         0.00%      1.40% to 2.00%      2.16% to 2.77%
December 31, 2003 ............    24,483   $0.57082 to $1.00180   $ 18,639         0.00%      1.40% to 1.90%     29.06% to 29.69%
December 31, 2002 ............    19,693   $0.44152 to $0.77398   $  9,935         0.00%      1.40% to 1.90%    -27.95% to -27.72%
December 31, 2001 ............    15,055   $0.61281 to $0.78373   $  9,682         0.00%      1.40% to 1.70%    -26.15% to -25.93%

                                                                PRUDENTIAL SP LARGE CAP VALUE PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    77,841   $1.09631 to $1.41075   $ 94,236         0.78%      1.35% to 2.00%     15.44% to 16.19%
December 31, 2003 ............    62,105   $0.94638 to $1.04790   $ 63,307         0.00%      1.35% to 1.90%     24.40% to 25.07%
December 31, 2002 ............    42,897   $0.75888 to $0.83825   $ 33,367         1.22%      1.35% to 1.90%    -17.77% to -17.49%
December 31, 2001 ............    21,808   $0.92241 to $0.94081   $ 20,346         1.18%      1.35% to 1.70%    -10.16% to -9.89%

                                                                PRUDENTIAL SP AIM CORE EQUITY PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    28,927   $0.69173 to $1.28542   $ 27,334         0.46%      1.40% to 2.00%      6.66% to 7.30%
December 31, 2003 ............    24,460   $0.64656 to $1.04529   $ 19,905         0.32%      1.40% to 1.90%     21.38% to 21.98%
December 31, 2002 ............    20,905   $0.53161 to $0.85696   $ 12,421         0.00%      1.40% to 1.90%    -16.62% to -16.38%
December 31, 2001 ............    15,144   $0.63760 to $0.84109   $ 10,081         0.00%      1.40% to 1.70%    -23.97% to -23.74%

                                                           PRUDENTIAL SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    24,771   $0.66452 to $1.33789   $ 23,700         0.19%      1.35% to 2.00%     10.19% to 10.87%
December 31, 2003 ............    22,034   $0.60135 to $0.95573   $ 17,646         0.11%      1.35% to 1.90%     24.44% to 25.14%
December 31, 2002 ............    15,207   $0.48243 to $0.76575   $  8,169         0.00%      1.35% to 1.90%    -29.87% to -29.63%
December 31, 2001 ............    10,537   $0.68787 to $0.81060   $  7,564         0.18%      1.35% to 1.70%    -24.56% to -24.34%

                                                       PRUDENTIAL SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    28,430   $0.65198 to $1.30209   $ 26,017         0.00%      1.35% to 2.00%      8.42% to 9.11%
December 31, 2003 ............    24,824   $0.59950 to $1.00077   $ 19,412         0.00%      1.35% to 1.90%     23.49% to 24.16%
December 31, 2002 ............    17,956   $0.48451 to $0.80793   $  9,834         0.00%      1.35% to 1.90%    -26.51% to -26.28%
December 31, 2001 ............    10,903   $0.65929 to $0.85719   $  7,467         0.02%      1.35% to 1.70%    -16.72% to -16.48%

                                                                PRUDENTIAL SP MID CAP GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    95,143   $0.64649 to $1.57888   $ 92,650         0.00%      1.35% to 2.00%     17.21% to 17.96%
December 31, 2003 ............    67,470   $0.54998 to $0.93944   $ 50,518         0.00%      1.35% to 1.90%     37.48% to 38.25%
December 31, 2002 ............    33,702   $0.39925 to $0.68122   $ 14,900         0.00%      1.35% to 1.90%    -47.23% to -47.05%
December 31, 2001 ............    18,905   $0.75655 to $0.81566   $ 14,631         0.06%      1.35% to 1.70%    -22.23% to -22.01%

                                       A33

                                                AT YEAR ENDED                                     FOR YEAR ENDED
                                 ------------------------------------------  -------------------------------------------------------
                                  UNITS         UNIT VALUE       NET ASSETS   INVESTMENT     EXPENSE RATIO**       TOTAL RETURN***
                                 (000s)      LOWEST - HIGHEST      (000s)    INCOME RATIO*   LOWEST - HIGHEST     LOWEST - HIGHEST
                                 -------   --------------------   --------   ------------    ----------------    -------------------
                                                             SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    93,665   $0.75197 to $1.63587   $108,264         0.00%      1.35% to 2.00%     19.01% to 19.78%
December 31, 2003 ............    76,118   $0.63000 to $1.05808   $ 67,589         0.00%      1.35% to 1.90%     39.45% to 40.20%
December 31, 2002 ............    41,584   $0.45086 to $0.75658   $ 21,753         0.00%      1.35% to 1.90%    -33.22% to -32.98%
December 31, 2001 ............    24,616   $0.67514 to $0.87454   $ 17,947         0.00%      1.35% to 1.70%    -19.14% to -18.91%

                                                             PRUDENTIAL SP AIM AGGRESSIVE GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    23,874   $0.67571 to $1.35327   $ 24,667         0.00%      1.40% to 2.00%     9.67% to 10.33%
December 31, 2003 ............    19,203   $0.61425 to $1.00158   $ 16,512         0.00%      1.40% to 1.90%     24.16% to 24.77%
December 31, 2002 ............    13,148   $0.49375 to $0.80273   $  7,496         0.00%      1.40% to 1.90%    -22.27% to -22.05%
December 31, 2001 ............     7,676   $0.63522 to $0.87500   $  5,143         0.00%      1.40% to 1.70%    -25.79% to -25.57%

                                                                  PRUDENTIAL SP TECHNOLOGY PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    28,765   $0.44440 to $1.32188   $ 23,030         0.00%      1.35% to 2.00%     -1.96% to -1.32%
December 31, 2003 ............    24,731   $0.45192 to $0.95387   $ 17,234         0.00%      1.35% to 1.90%     39.75% to 40.50%
December 31, 2002 ............    15,634   $0.32275 to $0.68057   $  5,698         0.00%      1.35% to 1.90%    -42.31% to -42.13%
December 31, 2001 ............    11,944   $0.55947 to $0.81234   $  7,119         0.00%      1.35% to 1.70%    -26.31% to -26.09%

                                                         PRUDENTIAL SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   368,692   $1.11720 to $1.22048   $432,866         1.32%      1.35% to 2.00%      6.75% to 7.44%
December 31, 2003 ............   246,729   $1.04299 to $1.07868   $267,381         1.21%      1.35% to 1.90%     14.32% to 14.94%
December 31, 2002 ............   121,341   $0.91013 to $0.93918   $111,677         0.27%      1.35% to 1.90%     -7.45% to -7.13%
December 31, 2001 ............    47,726   $0.98298 to $0.98804   $ 47,031         3.00%      1.35% to 1.70%     -1.93% to -1.64%

                                                           PRUDENTIAL SP BALANCED ASSET ALLOCATION PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   636,614   $1.03936 to $1.30793   $772,350         0.75%      1.35% to 2.00%      8.91% to 9.61%
December 31, 2003 ............   389,561   $0.95147 to $1.07966   $421,057         0.79%      1.35% to 1.90%     20.59% to 21.23%
December 31, 2002 ............   166,934   $0.78749 to $0.89088   $138,130         0.00%      1.35% to 1.90%    -13.16% TO -12.85%
December 31, 2001 ............    70,953   $0.90679 to $0.94990   $ 65,531         2.78%      1.35% to 1.70%     -7.40% to -7.14%

                                                           PRUDENTIAL SP GROWTH ASSET ALLOCATION PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   477,746   $0.93943 to $1.38211   $597,023         0.40%      1.35% to 2.00%     10.83% to 11.54%
December 31, 2003 ............   281,219   $0.84514 to $1.06700   $301,059         0.44%      1.35% to 1.90%     25.88% to 26.57%
December 31, 2002 ............   120,052   $0.67004 to $0.84346   $ 88,202         0.00%      1.35% to 1.90%    -18.65% to -18.35%
December 31, 2001 ............    54,257   $0.82369 to $0.90967   $ 45,992         1.56%      1.35% to 1.70%    -13.39% to -13.13%

                                                      PRUDENTIAL SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
                                                                                                               --------------------
December 31, 2004 ............    92,089   $0.84470 to $1.44765   $117,544         0.05%      1.40% to 2.00%     12.51% to 13.17%
December 31, 2003 ............    49,024   $0.74865 to $1.05061   $ 51,315         0.02%      1.40% to 1.90%     30.30% to 30.96%
December 31, 2002 ............    20,717   $0.57340 to $0.80240   $ 13,525         0.00%      1.35% to 1.90%    -23.46% to -23.24%
December 31, 2001 ............     9,469   $0.74916 to $0.87109   $  7,367         0.37%      1.35% to 1.70%    -19.37% to -19.12%

                                                      PRUDENTIAL SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    58,453   $0.64107 to $1.55290   $ 63,262         0.19%      1.35% to 2.00%     14.26% to 14.98%
December 31, 2003 ............    40,928   $0.55950 to $1.10501   $ 34,917         0.26%      1.35% to 1.90%     36.98% to 37.73%
December 31, 2002 ............    28,228   $0.40766 to $0.80285   $ 14,017         0.00%      1.35% to 1.90%    -23.86% to -23.60%
December 31, 2001 ............    17,864   $0.53544 to $0.74180   $ 10,336         0.32%      1.35% to 1.70%    -36.71% to -36.51%

                                                            PRUDENTIAL SP LSV INTERNATIONAL VALUE PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    56,155   $0.83972 to $1.45822   $ 64,335         0.43%      1.40% to 2.00%     13.54% to 14.21%
December 31, 2003 ............    45,767   $0.73752 to $1.07261   $ 43,370         0.71%      1.40% to 1.90%     25.00% to 25.62%
December 31, 2002 ............    31,180   $0.58896 to $0.85393   $ 20,521         0.00%      1.40% to 1.90%    -18.56% to -18.31%
December 31, 2001 ............    18,004   $0.72306 to $0.84741   $ 13,426         0.63%      1.35% to 1.70%    -23.36% to -23.13%

                                                         EVERGREEN VA FOUNDATION FUND (AVAILABLE MAY 7, 2001)
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............     1,326   $1.01405 to $1.18087   $  1,554         0.86%      1.40% to 1.85%      4.37% to 4.85%
December 31, 2003 ............     1,190   $0.96717 to $0.96717   $  1,335         6.21%      1.40% to 1.40%     14.17% to 14.17%
December 31, 2002 ............         7   $0.84711 to $0.84711   $      6         0.28%      1.40% to 1.40%    -10.91% to -10.91%
December 31, 2001 ............        19   $0.95089 to $0.95089   $     18        14.47%      1.40% to 1.40%     -4.91% to -4.91%

                                                           EVERGREEN VA GROWTH FUND (AVAILABLE MAY 7, 2001)
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............     1,020   $1.12462 to $1.51675   $  1,536         0.00%      1.40% to 1.85%     11.80% to 12.29%
December 31, 2003 ............       766   $1.00452 to $1.00452   $  1,031         0.00%      1.70% to 1.70%     36.66% to 36.66%
December 31, 2002 ............         5   $0.73505 to $0.73505   $      3         0.00%      1.70% to 1.70%    -24.48% to -24.48%

                                       A34

                                                AT YEAR ENDED                                     FOR YEAR ENDED
                                 ------------------------------------------  -------------------------------------------------------
                                  UNITS         UNIT VALUE       NET ASSETS   INVESTMENT     EXPENSE RATIO**       TOTAL RETURN***
                                 (000s)      LOWEST - HIGHEST      (000s)    INCOME RATIO*   LOWEST - HIGHEST     LOWEST - HIGHEST
                                 -------   --------------------   --------   ------------    ----------------    -------------------
                                                            EVERGREEN VA OMEGA FUND (AVAILABLE MAY 7, 2001)
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............     2,484   $0.96898 to $1.41333   $  3,469         0.00%      1.40% to 1.85%      5.26% to 5.74%
December 31, 2003 ............     1,962   $0.92642 to $1.04554   $  2,607         0.00%      1.40% to 1.70%     37.70% to 38.11%
December 31, 2002 ............        22   $0.67078 to $0.75856   $     17         0.00%      1.40% to 1.70%    -26.41% to -26.41%
December 31, 2001 ............         4   $0.91152 to $0.91152   $      4         0.00%      1.40% to 1.40%     -8.85% to -8.85%

                                                       EVERGREEN VA SPECIAL VALUES FUND (AVAILABLE MAY 7, 2001)
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............     2,603   $1.28607 to $1.48703   $  3,833         1.15%      1.40% to 1.85%     18.19% to 18.71%
December 31, 2003 ............     1,471   $1.08655 to $1.20289   $  1,830         0.30%      1.40% to 1.70%     27.35% to 27.72%
December 31, 2002 ............        48   $0.85230 to $0.94182   $     42         0.34%      1.40% to 1.70%    -14.06% to -13.81%
December 31, 2001 ............         4   $1.09268 to $1.09268   $      4         0.81%      1.40% to 1.40%      9.27% to 9.27%

                                                  EVERGREEN VA INTERNATIONAL EQUITY FUND (AVAILABLE DECEMBER 5, 2003)
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............        87   $12.21880 to $12.27702 $  1,062         1.61%      1.40% to 1.85%     17.04% to 17.56%
December 31, 2003 ............        34   $10.43946 to $10.44289 $    350         0.93%      1.40% to 1.85%      4.50% to 4.53%

                                                   EVERGREEN VA GROWTH AND INCOME FUND (AVAILABLE DECEMBER 5, 2003)
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............       266   $11.14557 to $11.19868 $  2,976         1.69%      1.40% to 1.85%      7.23% to 7.70%
December 31, 2003 ............        68   $10.39444 to $10.39784 $    710         0.51%      1.40% to 1.85%      4.80% to 4.83%

                                                            EVERGREEN VA FUND (AVAILABLE DECEMBER 5, 2003)
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............       110   $11.00339 to $11.04420 $  1,208         0.21%      1.50% to 1.85%      6.42% to 6.79%
December 31, 2003 ............       105   $10.33946 to $10.34209 $  1,086         0.00%      1.40% to 1.85%      4.21% to 4.23%

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the years ended December 31, 2004, 2003, 2002 and 2001 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

CHARGES AND EXPENSES

         A. Mortality Risk and Expense Risk Charges

         The mortality risk and expense risk charges are applied daily against the net assets of each contract. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life. The mortality risk and expense risk charges are assessed through the reduction in unit values.

         B. Administration Charge

         The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. A charge is assessed through the redemption of units.

                                      A35

                                                                                  MORTALITY &
         CONTRACTS:                                                              EXPENSE CHARGE:           ADMINISTRATION CHARGE:
         ---------                                                              -----------------         ------------------------
         Strategic Partners Annuity One
              Basic                                                                   1.40%                         0.00%
              GMDB Annual Step Up or 5% Roll Up                                       1.60%                         0.00%
              GMDB with-Greater of Roll Up or Step Up                                 1.70%                         0.00%
         Strategic Partners Annuity One Enhanced - Non Bonus Version
             Basic                                                                    1.40%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.60%                         0.00%
             GMDB with-Greater of Roll Up or Step Up                                  1.70%                         0.00%
         Strategic Partners Annuity One Enhanced - Bonus Version
             Basic                                                                    1.50%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.70%                         0.00%
             GMDB with-Greater of Roll Up or Step Up                                  1.80%                         0.00%
         Strategic Partners Plus
             Basic                                                                    1.40%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.60%                         0.00%
             GMDB with Step Up and Roll Up                                            1.70%                         0.00%
         Strategic Partners Plus Enhanced - Non Bonus Version
             Basic                                                                    1.40%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.60%                         0.00%
             GMDB with Step Up and Roll Up                                            1.70%                         0.00%
         Strategic Partners Plus Enhanced - Bonus Version
             Basic                                                                    1.50%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.70%                         0.00%
             GMDB with Step Up and Roll Up                                            1.80%                         0.00%
         Strategic Partners Select GMDB with Step Up and Roll Up                      1.52%                         0.00%
         Strategic Partners Advisor
             Basic                                                                    1.40%                         0.00%
             GMDB with Step Up and Roll Up                                            1.65%                         0.00%
         Strategic Partners FlexElite
             Basic                                                                    1.60%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.80%                         0.00%
             GMDB with-Greater of Roll Up or Step Up                                  1.90%                         0.00%
         Strategic Partners Enhanced FlexElite
             Basic                                                                    1.65%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.90%                         0.00%
             GMDB with-Greater of Roll Up or Step Up                                  2.00%                         0.00%
         Strategic Partners Plus Enhanced III - Non Bonus Version
             Basic                                                                    1.50%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.75%                         0.00%
             GMDB with-Greater of Roll Up or Step Up                                  1.85%                         0.00%
         Strategic Partners Plus Enhanced III - Bonus Version
             Basic                                                                    1.40%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.65%                         0.00%
             GMDB with-Greater of Roll Up or Step Up                                  1.75%                         0.00%
         Strategic Partners Annuity One Enhanced III - Non Bonus Version
             Basic                                                                    1.50%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.75%                         0.00%
             GMDB with-Greater of Roll Up or Step Up                                  1.85%                         0.00%
         Strategic Partners Annuity One Enhanced III - Bonus Version
             Basic                                                                    1.40%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.60%                         0.00%
             GMDB with-Greater of Roll Up or Step Up                                  1.75%                         0.00%
         Discovery Preferred Variable Annuity                                         1.25%                         0.15%
         Discovery Select Variable Annuity                                            1.25%                         0.15%
         Discovery Choice
             Basic                                                                    1.35%                         0.00%
             Enhanced                                                                 1.65%                         0.00%

                                      A36

         C. Withdrawal Charges

         A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0% - 8%. This charge is assessed through the redemption of units.

                                      A37

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




To the Contract Owners of
Pruco Life Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company



In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the Pruco Life Flexible Premium Variable Annuity Account at December 31, 2004, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2004 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.







PricewaterhouseCoopers LLP
New York, New York
March 31, 2005

                                       A38

Pruco Life Insurance Company and Subsidiaries
Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Financial Position
As of December 31, 2004 and December 31, 2003 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                                2004            2003

                                                                            ----------------------------
ASSETS
Fixed maturities available for sale,
    at fair value (amortized cost, 2004 - $6,114,020;  2003 - $5,682,043)   $  6,339,103    $  5,953,815
Policy loans                                                                     856,755         848,593
Short-term investments                                                           122,061         160,635
Other long-term investments                                                       28,258          89,478
                                                                            ----------------------------
     Total investments                                                         7,346,177       7,052,521
Cash and cash equivalents                                                        743,533         253,564
Deferred policy acquisition costs                                              1,429,027       1,380,710
Accrued investment income                                                        101,432          96,790
Reinsurance recoverables                                                         765,045         517,410
Receivables from Parent and affiliates                                            50,339          53,138
Deferred sales inducements and other assets                                      124,868          88,736
Separate account assets                                                       17,326,555      15,772,262
                                                                            ----------------------------
TOTAL ASSETS                                                                $ 27,886,976    $ 25,215,131
                                                                            ============================

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                                             $  6,122,924    $  5,582,633
Future policy benefits and other policyholder liabilities                      1,325,836       1,068,977
Cash collateral for loaned securities                                            410,718         431,571
Securities sold under agreement to repurchase                                     45,254          97,102
Income taxes payable                                                             433,966         335,665
Other liabilities                                                                330,966         111,865
Separate account liabilities                                                  17,326,555      15,772,262
                                                                            ----------------------------
Total liabilities                                                             25,996,219      23,400,075
                                                                            ----------------------------

CONTINGENCIES (See Note 12)

STOCKHOLDER'S EQUITY
Common stock, ($10 par value;
        1,000,000 shares, authorized;
        250,000 shares, issued and outstanding)                                    2,500           2,500
Additional paid-in capital                                                       455,377         459,654
Deferred compensation                                                             (1,173)           (850)
Accumulated other comprehensive income                                            74,527         107,687
Retained earnings                                                              1,359,526       1,246,065
                                                                            ----------------------------
Total stockholder's equity                                                     1,890,757       1,815,056
                                                                            ----------------------------
TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                                   $ 27,886,976    $ 25,215,131
                                                                            ============================

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2004, 2003 and 2002 (in thousands)
--------------------------------------------------------------------------------

                                                      2004           2003           2002

                                                  -----------    -----------    -----------
REVENUES

Premiums                                          $    83,287    $   142,140    $   128,854
Policy charges and fee income                         642,021        570,158        529,887
Net investment income                                 373,552        344,628        334,486
Realized investment gains (losses), net                 5,011         (2,770)       (68,037)
Asset management fees                                  15,747         13,218         11,397
Other income                                           10,514          9,595          9,536
                                                  -----------    -----------    -----------

Total revenues                                      1,130,132      1,076,969        946,123
                                                  -----------    -----------    -----------

BENEFITS AND EXPENSES

Policyholders' benefits                               275,378        332,114        275,251
Interest credited to policyholders' account
balances                                              250,675        227,992        204,813
General, administrative and other expenses            458,590        397,881        505,064
                                                  -----------    -----------    -----------

Total benefits and expenses                           984,643        957,987        985,128
                                                  -----------    -----------    -----------

Income from operations before income taxes and
cumulative effect of accounting change                145,489        118,982        (39,005)

Income taxes:
   Current                                             59,682        (69,617)       (64,656)
   Deferred                                           (36,804)       103,666         12,153
                                                  -----------    -----------    -----------
Total income tax expense (benefit)                     22,878         34,049        (52,503)
                                                  -----------    -----------    -----------

Net Income from Operations Before Cumulative
Effect of Accounting Change                           122,611         84,933         13,498

Cumulative effect of accounting change, net of
taxes                                                  (9,150)            --             --

                                                  -----------    -----------    -----------
NET INCOME                                            113,461         84,933         13,498
                                                  -----------    -----------    -----------

Change in net unrealized investment gains, net        (41,944)         8,379         57,036
of taxes
Cumulative effect of accounting change,
net of taxes                                            4,030             --             --
Foreign currency translation adjustments                   --             --            149
                                                  -----------    -----------    -----------

Other comprehensive income (loss), net of taxes       (37,914)         8,379         57,185
                                                  -----------    -----------    -----------

COMPREHENSIVE INCOME                              $    75,547    $    93,312    $    70,683
                                                  ===========    ===========    ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Stockholder's Equity
Periods Ended December 30, 2004, 2003 and 2002 (in thousands)
-------------------------------------------------------------

                                                                                                       Accumulated
                                                                                                          Other           Total
                                             Common        Paid-in-       Retained       Deferred      Comprehensive   Stockholder's
                                              Stock         Capital       Earnings     Compensation    Income (Loss)      Equity
                                           -----------    -----------   -----------    ------------    -------------   -------------
Balance, January 1, 2002                   $     2,500    $   466,748   $ 1,147,665     $        --     $    34,566     $ 1,651,479

Net income                                          --             --        13,498              --              --          13,498

Adjustments to policy credits issued to
eligible policyholders                              --             --           (27)             --              --             (27)

Change in foreign currency translation
adjustments, net of taxes                           --             --            --              --             149             149

Change in net unrealized investment
gains, net of taxes                                 --             --            --              --          57,036          57,036
                                           -----------    -----------   -----------     -----------     -----------     -----------
Balance, December 31, 2002                       2,500        466,748     1,161,136              --          91,751       1,722,135

Net income                                          --             --        84,933              --              --          84,933

Adjustments to policy credits issued to
eligible policyholders                              --             --            (4)             --              --              (4)

Purchase of fixed maturities from an
affiliate, net of taxes                             --         (7,557)           --              --           7,557              --

Stock-based compensation programs                   --            463            --            (850)             --            (387)

Change in net unrealized investment
gains, net of taxes                                 --             --            --              --           8,379           8,379
                                           -----------    -----------   -----------     -----------     -----------     -----------
Balance, December 31, 2003                       2,500        459,654     1,246,065            (850)        107,687       1,815,056

Net income                                          --             --       113,461              --              --         113,461

Purchase of fixed maturities from an
affiliate, net of taxes                             --         (4,754)           --              --           4,754              --

Stock-based compensation programs                   --            477            --            (323)             --             154

Cumulative effect of accounting change,
net of taxes                                        --             --            --              --           4,030           4,030

Change in net unrealized investment
gains, net of taxes                                 --             --            --              --         (41,944)        (41,944)
                                           -----------    -----------   -----------     -----------     -----------     -----------
Balance, December 31, 2004                 $     2,500    $   455,377   $ 1,359,526     $    (1,173)    $    74,527     $ 1,890,757
                                           ===========    ===========   ===========     ===========     ===========     ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows
Year Ended December 31, 2004, 2003 and 2002 (in thousands)
--------------------------------------------------------------------------------

                                                                            2004            2003            2002
                                                                         -----------     -----------     -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                               $   113,461     $    84,933     $    13,498
Adjustments to reconcile net income to net cash from
     (used in) operating activities:
     Policy charges and fee income                                          (140,240)       (108,731)        (74,117)
     Interest credited to policyholders' account balances                    250,675         227,992         204,813
     Realized investment (gains) losses, net                                  (5,011)          2,770          68,037
     Amortization and other non-cash items                                       710          51,685         (78,452)
     Cumulative effect of accounting change                                    9,150              --              --
     Change in:
         Future policy benefits and other policyholders' liabilities         212,121         134,431         126,316
         Reinsurance recoverable                                            (247,635)       (116,739)        (99,974)
         Accrued investment income                                             1,638         (10,665)         (8,692)
         Receivables from Parent and affiliates                                2,799             461         (28,025)
         Policy loans                                                         (8,162)         30,913          (5,441)
         Deferred policy acquisition costs                                   (25,213)       (227,713)          6,833
         Income taxes payable                                                103,447          90,413         (20,844)
         Deferred sales inducements and other assets                         (36,136)        (47,100)        (20,071)
         Other, net
                                                                             216,484         (18,601)         23,912
                                                                         -----------     -----------     -----------
Cash Flows From Operating Activities                                         448,088          94,049         107,793
                                                                         -----------     -----------     -----------

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities available for sale                               2,293,944       2,506,887       1,834,129
     Payments for the purchase of:
         Fixed maturities available for sale                              (2,266,074)     (3,303,651)     (2,884,673)
     Other long-term investments, net                                         36,763          (2,873)        (10,202)
     Short-term investments, net
                                                                              47,709          53,705           1,256
                                                                         -----------     -----------     -----------
Cash Flows From (Used in) Investing Activities                               112,342        (745,932)     (1,059,490)
                                                                         -----------     -----------     -----------

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                                         2,093,835       2,196,543       1,789,307
          Withdrawals                                                     (2,086,995)     (1,621,978)     (1,014,901)
          Cash payments to eligible policyholders                                 --              (4)       (116,000)
     Cash collateral for loaned securities, net                              (20,853)        206,053          35,496
     Securities sold under agreement to repurchase, net                      (51,848)       (303,405)        319,792
    Paid in capital transaction associated with the purchase of fixed
    maturities from an affiliate                                              (4,754)         (7,557)             --
    Deferred compensation                                                       (323)           (850)             --
    Stock-based compensation                                                     477             463              --
                                                                         -----------     -----------     -----------
Cash Flows From (Used in) Financing Activities                               (70,461)        469,265       1,013,694
                                                                         -----------     -----------     -----------

     Net increase (decrease) in cash and cash equivalents                    489,969        (182,618)         61,997

     Cash and cash equivalents, beginning of year                            253,564         436,182         374,185
                                                                         -----------     -----------     -----------
CASH AND CASH EQUIVALENTS, END OF YEAR                                   $   743,533     $   253,564     $   436,182
                                                                         ===========     ===========     ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS

Pruco Life Insurance Company or "the Company," is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. Pruco Life Insurance Company is licensed to sell interest sensitive individual life insurance, variable life insurance, term life insurance, variable and fixed annuities, and a non-participating guaranteed interest contract or, "GIC," called Prudential Credit Enhanced GIC or, "PACE," in the District of Columbia, Guam and in all states except New York. Pruco Life Insurance Company also had marketed individual life insurance through its branch office in Taiwan. The branch office was transferred to an affiliated Company on January 31, 2001, as described in Note 13.

Pruco Life Insurance Company has three subsidiaries, which include one wholly owned life insurance subsidiary, Pruco Life Insurance Company of New Jersey or, "PLNJ," and two subsidiaries formed in 2003 for the purpose of acquiring and investing in municipal fixed maturities from an affiliated company (see Note
13). Pruco Life Insurance Company and its subsidiaries are referred to as "the Company" and all financial information is shown on a consolidated basis throughout this document.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, term life insurance, fixed and variable annuities only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential Insurance"), an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 or, "the date of demutualization," Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. or "Prudential Financial."

Prudential Insurance intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential Insurance is under no obligation to make such contributions and its assets do not back the benefits payable under the Company's policyholder contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Pruco Life Insurance Company and its subsidiaries. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, "GAAP." The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, as more fully described in Note 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs, investments, future policy benefits, provision for income taxes, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Stock Options

Effective January 1, 2003, Prudential Financial changed its accounting for employee stock options to adopt the fair value recognition provisions of SFAS No. 123, "Accounting for Stock-Based Compensation," as amended, prospectively for all new awards granted to employees on or after January 1, 2003. Accordingly, results of operations of the Company for the years ended December 31, 2004 and 2003, include costs of $0.3 million and $0.9 million, respectively, associated with employee stock options issued by Prudential Financial to certain employees of the Company. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of APB No. 25, "Accounting for Stock Issued to Employees," and related interpretations. Under this method, Prudential Financial and the Company did not recognize any stock-based compensation costs as all options granted had an exercise price equal to the market value of Prudential Financial's Common Stock on the date of grant.

In December 2004, the FASB issued SFAS No. 123R, "Share-Based Payment," which replaces FASB Statement No. 123. SFAS 123R requires all entities to apply the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans. As described above Prudential Financial had previously adopted the fair value recognition provisions of the original SFAS 123 for all new awards granted to employees on or after January 1, 2003. SFAS 123R is effective for interim and annual periods beginning after June

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

15, 2005. Prudential Financial will adopt the fair value recognition provisions of this statement on July 1, 2005 for those awards issued prior to January 1, 2003. By that date, the unvested stock options issued prior to January 1, 2003, will be recognized over the remaining vesting period of approximately six months.

Prudential Financial and the Company account for non-employee stock options using the fair value method of SFAS No. 123 in accordance with Emerging Issues Task Force Issue ("EITF") No. 96-18 "Accounting for Equity Instruments That Are Issued to Other Than Employees" and related interpretations in accounting for its non-employee stock options.

Investments

Fixed maturities classified as "available for sale" are carried at fair value. The amortized cost of fixed maturities is written down to fair value if a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses are included in "Accumulated other comprehensive income (loss)."

Policy loans are carried at unpaid principal balances.

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized principally by U.S. government and government agency securities. Securities borrowed or loaned are collateralized principally by cash or U.S. government securities. For securities repurchase agreements and securities loaned transactions used to generate income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the general account and it's insurance subsidiary used to generate income are reported as "Net investment income," however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities borrowed and securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned transactions, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities borrowed and loaned on a daily basis with additional collateral obtained or provided as necessary. Substantially all of the Company's securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities borrowing transactions are reported as "Net investment income." Income and expenses associated with securities loaned transactions used to generate income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short-term nature approximates fair value.

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company's own separate accounts, which are carried at estimated fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT  ACCOUNTING POLICIES  (continued)

Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in "Realized investment losses, net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months); (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company's ability and intent to hold the investments for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include, but are not limited to: (1) the risk that our assessment of an issuer's ability to meet its obligations could change, (2) the risk that the economic outlook could be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that we are making decisions based on fraudulent or misstated information in the financial statements provided by issuers and (4) the risk that new information obtained by us or changes in other facts and circumstances, including those not related to the issuer, could lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a change in our impairment determination, and hence a charge to earnings in a future period.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with maturities of three months or less when purchased.

Deferred policy acquisition costs

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement. These costs include commissions and variable field office expenses. The Company is also allocated costs of policy issuance and underwriting from Prudential Insurance's general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized.

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. For annuity products, the entire transfer pricing fee is deemed to be related to the production of new annuity business and is capitalized. For life products, there is a look-through into the expenses incurred by the Prudential agency network and expenses that are considered to be related to the production of new insurance business are deferred. The cost of policy issuance and underwriting are also considered to be related primarily to the production of new insurance and annuity business and are fully capitalized.

Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General administrative and other expenses" in the period such estimated gross profits are revised.

DAC related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income. For guaranteed investment contracts, acquisition costs are expensed as incurred.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

Reinsurance recoverables and payables

Reinsurance recoverables and payables include receivables and corresponding payables associated with reinsurance arrangements with affiliates. See Note 13 for additional information about these arrangements.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Separate account assets and liabilities

Separate account assets and liabilities are reported at fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 12 for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Asset management fees."

Deferred sales inducements and other assets, and other liabilities

The Company provides sales inducements to contractholders, which primarily include an up-front bonus added to the contractholder's initial deposit for certain annuity contracts. These costs are deferred and recognized on the statement of financial position in other assets. They are amortized using the same methodology and assumptions used to amortized deferred policy acquisition costs. The amortization expense is included as a component of interest credited to policyholders' account balances. As of December 31, 2004 and 2003, deferred sales inducement costs included in other assets were $110 million and $79 million, respectively.

Other assets consist primarily of deferred sales inducements costs, premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Policyholders' Account Balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholders' withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities.

Future Policy Benefits

The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For life insurance, expected mortality is generally based on the Company's historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require us to provide for expected future losses on a product by establishing premium deficiency reserves. The Company's liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain non-traditional long duration life and annuity contracts, which are discussed more fully in Note 8.

Unpaid Claims

Unpaid claims include estimates of claims that the Company believes have been incurred, but have not yet been reported ("IBNR") as of the balance sheet date. Consistent with industry accounting practice, we do not establish loss reserves until a loss has occurred. These IBNR estimates, and estimates of the amounts of loss we will ultimately incur on reported claims, which are based in part on our historical experience, are regularly adjusted to reflect actual claims experience. When actual experience differs from our previous estimate, the resulting difference will be included in our reported results for the period of the change in estimate in the "Policyholders' benefits" caption in our statements of operations. On an ongoing basis, trends in actual experience are a significant factor in the determination of claim reserve levels.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Insurance Revenue and Expense Recognition

Premiums from life insurance policies, excluding interest-sensitive life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. These contracts are discussed in further detail in
Note 8. Also, as more fully discussed in Note 8, the liability for the guaranteed minimum death benefit under these contracts is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of death benefits in excess of the account balance.

Amounts received as payment for interest-sensitive life, deferred annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances". Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign currency translation adjustments

Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income (loss)." The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income (loss)".

Asset management fees

Beginning on February 1, 2002, the Company received asset management fee income from policyholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products (see Note 13). In addition, the Company receives fees from policyholders' account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency fair value or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. As of December 31, 2004, none of the Company's derivatives qualify for hedge accounting treatment.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net."

Income Taxes

The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential Financial and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In March 2004, the EITF of the FASB reached a final consensus on Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company's policy is generally to record income only as cash is received following an impairment of a debt security. In September 2004, the FASB issued FASB Staff Position ("FSP") EITF 03-1-1, which defers the effective date of a substantial portion of EITF 03-1, from the third quarter of 2004, as originally required by the EITF, until such time as FASB issues further implementation guidance, which is expected sometime in 2005. The Company will continue to monitor developments concerning this Issue and is currently unable to estimate the potential effects of implementing EITF 03-1 on the Company's consolidated financial position or results of operations.

In December 2003, the FASB issued FIN No. 46(R), "Consolidation of Variable Interest Entities," which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities ("VIEs"), should be consolidated in a company's financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns. On December 31, 2003, the Company adopted FIN No. 46(R) for all special purpose entities ("SPEs") and for relationships with all VIEs that began on or after February 1, 2003. On March 31, 2004, the Company implemented FIN No. 46(R) for relationships with potential VIEs that are not SPEs. The transition to FIN No. 46(R) did not have a material effect on the Company's consolidated financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." AcSEC issued this SOP to address the need for interpretive guidance in three areas: separate account presentation and valuation; the classification and valuation of certain long-duration contract liabilities; and the accounting recognition given sales inducements (bonus interest, bonus credits and persistency bonuses).

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The effect of adopting SOP 03-1 was a charge of $9 million, net of $5 million of taxes, which was reported as a "Cumulative effect of accounting change, net of taxes" in the results of operations for the year ended December 31, 2004. This charge reflects the net impact of converting certain individual market value adjusted annuity contracts from separate account accounting treatment to general account accounting treatment, including carrying the related liabilities at accreted value, and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company's variable annuity and variable life contracts. The Company also recognized a cumulative effect of accounting change related to unrealized investment gains within "Other comprehensive income, net of taxes" of $4 million, net of $3 million of taxes, for the year ended December 31, 2004. Upon adoption of SOP 03-1, approximately $400 million in "Separate account assets" were reclassified resulting in an increase in "Fixed maturities, available for sale", as well as changes in other non-separate account assets. Similarly, upon adoption, approximately $400 million in "separate account liabilities" were reclassified resulting in increases in "Policyholders' account balances" as well as changes in other non-separate account liabilities.

In June 2004, the FASB issued FSP No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability." FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company's adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company's consolidated financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid ("TPA") to clarify certain aspects of SOP 03-1. The implementation of this TPA during the third quarter of 2004 had no impact on the Company's consolidated financial position or results of operations.

In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments." Implementation Issue No. B36 indicates that a modified coinsurance arrangement ("modco"), in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company's return on certain of its investments, generally contains an embedded derivative feature that is not clearly and closely related to the host contract and should be bifurcated in accordance with the provisions of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Effective October 1, 2003, the Company adopted the guidance prospectively for existing contracts and all future transactions. As permitted by SFAS No. 133, all contracts entered into prior to January 1, 1999, were grandfathered and are exempt from the provisions of SFAS No. 133 that relate to embedded derivatives. The application of Implementation Issue No. B36 in 2003 had no impact on the consolidated financial position or results of operations of the Company.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 generally applies to instruments that are mandatorily redeemable, that represent obligations that will be settled with a variable number of company shares, or that represent an obligation to purchase a fixed number of company shares. For instruments within its scope, the statement requires classification as a liability with initial measurement at fair value. Subsequent measurement depends upon the certainty of the terms of the settlement (such as amount and timing) and whether the obligation will be settled by a transfer of assets or by issuance of a fixed or variable number of equity shares. The Company's adoption of SFAS No. 150, as of July 1, 2003, did not have a material effect on the Company's consolidated financial position or results of operations.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company's commitment to a restructuring plan. The Company has adopted this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued FIN No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation's guidance did not have a material effect on the Company's financial position.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS

Fixed Maturities:

The following tables provide additional information relating to fixed maturities as of December 31:

                                                                                    2004
                                                         ------------------------------------------------------------
                                                                            Gross           Gross
                                                          Amortized       Unrealized      Unrealized
                                                             Cost           Gains           Losses        Fair Value
                                                         ------------    ------------    ------------    ------------
                                                                                 (in thousands)
Fixed maturities available for sale
Bonds:
    U.S. Treasury securities and obligations of
        U.S. government corporations and agencies        $     87,013    $        778    $        109    $     87,682

    States, municipalities and political subdivisions         173,129           8,627             191         181,565

    Foreign government bonds                                   30,005           3,982               9          33,978

    Mortgage-backed securities                                333,720           1,685             440         334,965

    Public utilities                                          848,762          40,036           1,710         887,088

    All other corporate bonds                               4,641,391         181,494           9,060       4,813,825

Redeemable preferred stock                                         --              --              --              --

                                                         ------------    ------------    ------------    ------------
Total fixed maturities, available for sale               $  6,114,020    $    236,602    $     11,519    $  6,339,103
                                                         ============    ============    ============    ============


                                                                                    2003
                                                         ------------------------------------------------------------
                                                                            Gross           Gross
                                                          Amortized       Unrealized      Unrealized
                                                             Cost           Gains           Losses        Fair Value
                                                         ------------    ------------    ------------    ------------
                                                                                 (in thousands)
Fixed maturities available for sale
Bonds:
    U.S. Treasury securities and obligations of
        U.S. government corporations and agencies        $    215,305    $     12,204    $         10    $    227,499

    States, municipalities and political subdivisions          47,603             961              --          48,564

    Foreign government bonds                                   44,018           5,345              13          49,350

    Mortgage-backed securities                                 93,730           1,929              19          95,640

    Public utilities                                          702,793          41,312           2,985         741,120

    All other corporate bonds                               4,577,918         220,845           8,021       4,790,742

Redeemable preferred stock                                        676             224              --             900

                                                         ------------    ------------    ------------    ------------
Total fixed maturities, available for sale               $  5,682,043    $    282,820    $     11,048    $  5,953,815
                                                         ============    ============    ============    ============

--------------------------------------------------------------------------------

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2004 is shown below:

                                                     Available for sale
                                                   ------------------------
                                                   Amortized        Fair
                                                      Cost         Value
                                                   ----------    ----------
                                                         (in thousands)

         Due in one year or less                   $  809,242    $  816,443

         Due after one year through five years      2,644,613     2,726,406

         Due after five years through ten years     1,650,713     1,749,571

         Due after ten years                          675,732       711,718

         Mortgage-backed securities                   333,720       334,965
                                                   ----------    ----------

         Total                                     $6,114,020    $6,339,103
                                                   ==========    ==========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2004, 2003, and 2002, were $1,500 million, $1,957 million and $1,607 million respectively. Proceeds from the maturity of fixed maturities available for sale during 2004, 2003, and 2002, were $794 million, $550 million, and $227 million, respectively. Gross gains of $27 million, $21 million, and $20 million and gross losses of $17 million, $7 million, and $48 million were realized on those sales during 2004, 2003, and 2002, respectively.

Writedowns for impairments, which were deemed to be other than temporary for fixed maturities were $1 million, $12 million, and $28 million for the years, ended December 31, 2004, 2003 and 2002, respectively.

Other Long-Term Investments

The following table provides information relating to other long-term investments as of December 31:

                                                          2004         2003
                                                        --------     --------
                                                            (in thousands)
           Joint ventures and limited partnerships      $    184     $ 37,321
           Company's investment in Separate accounts      29,993       55,214
           Derivatives for other than trading             (4,683)      (3,585)
           Commercials loans on real estate                2,286          249
           Equity securities                                 478          279
                                                        --------     --------
           Total other long- term investments           $ 28,258     $ 89,478
                                                        ========     ========

The Company's share of net income from the joint ventures was $1 million, $2 million, and $1 million, for the years ended December 31, 2004, 2003, and 2002, respectively, and is reported in "Net investment income." Mortgage interest on commercial loans on real estate was $1.4 million, $0.9 million, and $0.8 million for the years ended December 31, 2004, 2003 and 2002, respectively, and is also reported in "Net investment income."

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                    2004          2003          2002
                                                 ---------     ---------     ---------
                                                            (in thousands)
  Fixed maturities, available for sale           $ 327,899     $ 295,357     $ 275,843
  Policy loans                                      46,935        46,750        49,436
  Short-term investments and cash equivalents        7,685         7,357        13,540
  Other                                              3,981         7,821         8,128
                                                 ---------     ---------     ---------
  Gross investment income                          386,500       357,285       346,947
       Less:  investment expenses                  (12,948)      (12,657)      (12,461)
                                                 ---------     ---------     ---------
  Net investment income                          $ 373,552     $ 344,628     $ 334,486
                                                 =========     =========     =========

Realized investment gains (losses), net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                               2004         2003         2002
                                             --------     --------     --------
                                                       (in thousands)

  Fixed maturities, available for sale       $  9,034     $  1,567     $(56,039)
  Derivatives                                  (5,801)      (6,629)     (11,746)
  Other                                         1,778        2,292         (252)
                                             --------     --------     --------

  Realized investment gains (losses), net    $  5,011     $ (2,770)    $(68,037)
                                             ========     ========     ========

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)." Changes in these amounts include reclassification adjustments to exclude from "Other Comprehensive income
(loss)," those items that are included as part of "Net income" for a period that also had been part of "Other Comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of taxes, are as follows:

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

                                                                                                                       Accumulated
                                                                                                                         Other
                                                                                                                      Comprehensive
                                                                                                                      Income (Loss)
                                                                      Deferred                         Deferred       Related to Net
                                                    Net Unrealized     Policy        Policyholders'   Income Tax       Unrealized
                                                    Gains (Losses)   Acquisition        Account       (Liability)      Investment
                                                    on Investments      Costs          Balances         Benefit       Gains (Losses)
                                                    --------------  -------------    ----------------------------------------------
                                                                                    (in thousands)
Balance, January 1, 2002                            $      89,622   $     (40,313)   $       4,937   $     (19,528)   $      34,718
Net investment gains on investments arising
during the period                                          90,774              --               --         (32,679)          58,095
Reclassification adjustment for losses included
in net income                                              56,117              --               --         (20,202)          35,915
Impact of net unrealized investment
gains(losses) on deferred policy
acquisition costs                                              --         (67,053)              --          24,139          (42,914)
Impact of net unrealized investment
gains(losses) on policyholders'
account balances                                               --              --            9,281          (3,341)           5,940
                                                    -------------   -------------    -------------   -------------    -------------
Balance, December 31, 2002                                236,513        (107,366)          14,218         (51,611)          91,754
Net investment gains on investments arising
during the period                                          25,794              --               --          (9,330)          16,464
Purchase of fixed maturities from an affiliate             11,659              --               --          (4,102)           7,557
(see Note 13)
Reclassification adjustment for gains
included in net income                                     (2,177)             --               --             784           (1,393)
Impact of net unrealized investment gains
(losses) on deferred policy acquisition costs                  --         (13,999)              --           5,040           (8,959)
Impact of net unrealized investment
gains(losses) on policyholders' account balances               --              --            3,543          (1,276)           2,267

                                                    -------------------------------------------------------------------------------
Balance, December 31, 2003                                271,789        (121,365)          17,761         (60,495)         107,690
Net investment gains on investments arising
during the period                                         (51,357)             --               --          20,442          (30,915)
Purchase of fixed maturities from an affiliate
(see Note 13)                                               7,314              --               --          (2,560)           4,754
Cumulative effect of change in accounting
principle                                                   6,297              --               --          (2,267)           4,030
Reclassification adjustment for gains included in
net income                                                 (8,888)             --               --           3,111           (5,777)
Impact of net unrealized investment gains
(losses) on deferred policy acquisition costs                  --          (9,616)              --           2,152           (7,464)
Impact of net unrealized investment gains
(losses) on policyholders' account balances                    --              --            3,130            (918)           2,212
                                                    -------------   -------------    -------------   -------------    -------------
Balance, December 31, 2004                          $     225,155   $    (130,981)   $      20,891   $     (40,535)   $      74,530
                                                    =============   =============    =============   =============    =============

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The table below presents net unrealized gains on investments by asset class at December 31,

                                        2004       2003       2002
                                      --------   --------   --------
                                              (in thousands)
    Fixed maturities                  $225,083   $271,772   $236,415
    Other long-term investments             72         17         98
                                      --------   --------   --------
    Unrealized gains on investments   $225,155   $271,789   $236,513
                                      ========   ========   ========

Included in other long-term investments are equity securities.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2004:

                                                       Less than twelve            Twelve months
                                                            months                   or more                   Total
                                                   -----------------------   -----------------------   -----------------------
                                                      Fair      Unrealized      Fair      Unrealized      Fair      Unrealized
                                                     Value        Losses       Value        Losses       Value        Losses
                                                   ----------   ----------   ----------   ----------   ----------   ----------
                                                                                  (in thousands)
Fixed maturities:
U.S. Treasury securities and obligations of
U.S. government corporations and agencies          $  104,487   $      300   $       --   $       --   $  104,487   $      300
Foreign government bonds                                2,656            9           --           --        2,656            9

Corporate securities                                1,113,346        8,943       50,766        1,827    1,164,112       10,770

Mortgage-backed securities                             80,097          438           41            2       80,138          440
                                                   ----------   ----------   ----------   ----------   ----------   ----------
Total                                              $1,300,586   $    9,690   $   50,807   $    1,829   $1,351,393   $   11,519
                                                   ==========   ==========   ==========   ==========   ==========   ==========

As of December 31, 2004, gross unrealized losses on fixed maturities totaled $12 million comprising 250 issuers. Of this amount, there was $10 million in the less than twelve months category comprising 238 issuers and $2 million in the greater than twelve months category comprising 12 issuers. There were no individual issuers with gross unrealized losses greater than $1.1 million. The $10 million of gross unrealized losses of less than twelve months is comprised of investment grade securities. The $2 million of gross unrealized losses of twelve months or more were concentrated in the finance sector. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2), we have concluded that an adjustment for other than temporary impairments is not warranted at December 31, 2004.

Included in other long-term investments are equity securities, which have been in a loss position for less than 12 months with a fair value of $377 thousand and a gross unrealized loss of $24 thousand.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2004 and 2003, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position were $437 million and $509 million, respectively.

Fixed maturities of $4 million at December 31, 2004 and 2003 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                              2004           2003           2002
                                                          -----------    -----------    -----------
                                                                        (in thousands)
Balance, beginning of year                                $ 1,380,710    $ 1,152,997    $ 1,159,830
Capitalization of commissions, sales and issue expenses       221,237        371,650        328,658
Amortization                                                 (186,408)      (129,938)      (268,438)
Change in unrealized investment gains                          11,592        (13,999)       (67,053)
Impact of adoption of SOP 03-1                                  1,896             --             --
                                                          -----------    -----------    -----------
Balance, end of year                                      $ 1,429,027    $ 1,380,710    $ 1,152,997
                                                          ===========    ===========    ===========

Deferred acquisition costs in 2004 include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Reinsurance Captive Company or "PARCC," discussed in Note 13 below. Ceded capitalization and amortization relating to this treaty included in the above table amounted to $151 million and $10 million, respectively, in 2004.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. POLICYHOLDERS' LIABILITIES

Future policy benefits at December 31, are as follows:

                                             2004         2003
                                          ----------   ----------
                                               (in thousands)
           Life insurance - domestic      $  761,195   $  646,953
           Life insurance - Taiwan           467,332      376,033
           Individual annuities               85,761       33,598
           Group annuities                    11,548       12,393
                                          ----------   ----------
           Total future policy benefits   $1,325,836   $1,068,977
                                          ==========   ==========

Life insurance liabilities include reserves for death benefits and other policy benefits. Annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for domestic and Taiwan traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture rates which range from 2.50% to 8.75% for domestic insurance and 6.25% to 7.50% for Taiwan reserves. Less than 1% of the reserves are based on interest rates in excess of 8%.

Future policy benefits for individual and group annuities are equal to the aggregate of 1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and 2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience when the basis of the reserve is established. The interest rates used in the determination of the individual annuities reserves range from 4.75% to 14.75%, with approximately 15% of the reserves based on an interest rate in excess of 8%. The interest rate used in the determination of group annuities reserves is 14.75%.

Policyholders' account balances at December 31, are as follows:

                                                      2004         2003
                                                   ----------   ----------
                                                       (in thousands)

           Interest-sensitive life contracts       $2,542,797   $2,270,703
           Individual annuities                     2,679,322    2,244,314

           Guaranteed investment contracts            900,805    1,067,616
                                                   ----------   ----------
           Total policyholders' account balances   $6,122,924   $5,582,633
                                                   ==========   ==========

Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates range from 1.50% to 5.90% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 1.50% to 14.00%, with less than 1% of policyholders' account balances with interest crediting rates in excess of 8%. Interest crediting rates for guaranteed investment contracts range from 3.02% to 8.03%, with less than 1% of policyholders' account balances with interest crediting rates in excess of 8%.

6. REINSURANCE

The Company participates in reinsurance, with Prudential Insurance, Prudential of Taiwan, PARCC and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for both long and short duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements, including the Company's reinsurance of all its Taiwan business as of February 1, 2001, are described further in Note 13.

Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the years ended December 31 are below.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. REINSURANCE (continued)

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:

                                                                2004           2003           2002
                                                            -----------    -----------    -----------
                                                                          (in thousands)
        Direct premiums and policy charges and fee income   $ 1,033,174    $   878,669    $   862,723
             Reinsurance ceded                                 (307,866)      (166,371)      (203,982)
                                                            -----------    -----------    -----------
        Premiums and policy charges and fee income          $   725,308    $   712,298    $   658,741
                                                            -----------    -----------    -----------

        Policyholders' benefits ceded                       $   129,125    $    99,229    $    70,327
                                                            -----------    -----------    -----------

Reinsurance premiums ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                      2004       2003
                                                    --------   --------
                                                       (in thousands)

           Domestic life insurance - affiliated     $272,999   $ 66,837
           Domestic life insurance - unaffiliated     13,166     62,147
           Other reinsurance - affiliated             11,548     12,393
           Taiwan life insurance-affiliated          467,332    376,033
                                                    --------   --------
                                                    $765,045   $517,410
                                                    ========   ========

During 2004, the Company entered into reinsurance contracts with affiliates covering the entire domestic life in force. As a result, all related reinsurance contracts are with affiliates as of December 31, 2004. These contracts are described further in Note 13, below.

The gross and net amounts of life insurance in force at December 31, were as follows:

                                                        2004             2003             2002
                                                   -------------    -------------    -------------
                                                                   (in thousands)
           Life insurance face amount in force     $ 204,016,616    $ 158,488,681    $ 118,381,408
           Ceded to other companies                 (179,108,664)     (81,095,301)     (49,113,635)
                                                   -------------    -------------    -------------
           Net amount of life insurance in force   $  24,907,952    $  77,393,380    $  69,267,773
                                                   =============    =============    =============

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, are as follows:

                                              2004         2003        2002
                                           ---------    ---------    --------
                                                     (in thousands)
  Current tax (benefit) expense benefit:
     U.S                                   $  61,801    $ (69,836)   $(65,004)
     State and local                          (2,119)         219         309
     Foreign                                      --           --          39
                                           ---------    ---------    --------
     Total                                    59,682      (69,617)    (64,656)
                                           ---------    ---------    --------

  Deferred tax expense (benefit):
     U.S                                     (31,944)     102,685      15,709
     State and local                          (4,860)         981      (3,556)
                                           ---------    ---------    --------
     Total                                   (36,804)     103,666      12,153
                                           ---------    ---------    --------

   Total income tax expense (benefit)      $  22,878    $  34,049    $(52,503)
                                           =========    =========    ========

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                   2004         2003        2002
                                                ---------    ---------    --------
                                                           (in thousands)
Expected federal income tax (benefit) expense   $  50,921    $  41,644    $(13,652)
    State and local income taxes                   (4,537)         781      (2,111)
    Non taxable investment income                 (21,908)     (12,165)    (41,745)
    Incorporation of Taiwan branch                    172          443       7,545
    Other                                          (1,770)       3,346      (2,540)
                                                ---------    ---------    --------
    Total income tax expense (benefit)          $  22,878    $  34,049    $(52,503)
                                                =========    =========    ========

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                     2004       2003
                                                   --------   --------
                                                     (in thousands)
         Deferred tax assets
              Insurance reserves                   $ 48,116   $ 14,875
              Tax loss carry forwards                    --     12,731
              Investments                             5,652         --
              Other                                   4,743      6,419
                                                   --------   --------
              Deferred tax assets                    58,511     34,025
                                                   --------   --------

         Deferred tax liabilities
              Deferred acquisition costs            366,155    383,712
              Net unrealized gains on securities     74,984     96,998
              Investments                                --     24,804
              Other                                  24,390         --
                                                   --------   --------
              Deferred tax liabilities              465,529    505,514
                                                   --------   --------

         Net deferred tax liability                $407,018   $471,489
                                                   ========   ========

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. INCOME TAXES (continued)

Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2003 the Company had state operating loss carryforwards of $826 million.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1996. Tax years 1997 through 2001 are currently under examination. Management believes sufficient provisions have been made for potential adjustments.

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (a) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (b) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary ("anniversary contract value"). These guarantees include benefits that are payable in the event of death or annuitization.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits." In 2004 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2004, the Company had the following guarantees associated with these contracts, by product and guarantee type:

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

                                                                                   December 31, 2004
                                                                     -----------------------------------------------
                                                                         In the Event of      At Annuitization /
                                                                              Death              Accumulation
                                                                     -----------------------------------------------
Variable Annuity Contracts                                                        (dollars in thousands)
Return of net deposits
Account value                                                              $2,241,327                    N/A
Net amount at risk                                                         $    7,373                    N/A
Average attained age of contractholders                                      62 years                    N/A

Minimum return or anniversary contract value

Account value                                                              $9,704,195             $2,034,671
Net amount at risk                                                         $1,456,702             $    1,122
Average attained age of contractholders                                      65 years               59 years
Average period remaining until earliest expected annuitization                    N/A               6.3years


                                                                        Unadjusted Value           Adjusted Value
Market value adjusted annuities
                                                                     -----------------------------------------------

Account value                                                               $328,951               $345,342


                                                                               December 31, 2004
                                                                            -------------------------
                                                                             In the Event of Death
                                                                            -------------------------
Variable Life, Variable Universal Life and  Universal Life Contracts         (dollars in thousands)
No Lapse Guarantees
Separate account value                                                               $ 1,625,520
General account value                                                                $   393,712
Net amount at risk                                                                   $32,294,429
Average attained age of contractholders                                                 45 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                                         December 31, 2004
                                                        -------------------

                                                          (in thousands)


Equity funds                                                8,144,114

Bond funds                                                    763,261

Balanced funds                                                320,966

Money market funds                                            267,668

Specialty funds                                                13,006
                                                           ----------

   Total                                                   $9,509,015
                                                           ==========

The total amount of funds invested in separate account investment options for variable life, variable universal life and universal life contracts with guarantees was $1,626 million at December 31, 2004.

In addition to the above mentioned amounts invested in separate account investment options, $2,437 million of account balances of variable annuity contracts with guarantees (inclusive of contracts with MVA features) were invested in general account investment options.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits."

                                    Guaranteed       Guaranteed
                                   Minimum Death   Minimum Income
                                  Benefit (GMDB)   Benefit (GMIB)      Totals
                                  --------------------------------------------
(in thousands)
Balance as of January 1, 2004 .   $        42,194  $         2,211   $  44,405
  Incurred guarantee benefits .            24,700            5,100      29,800
  Paid guarantee benefits .....           (23,057)              --     (23,057)
                                  ---------------  ---------------   ---------
Balance as of December 31, 2004   $        43,837  $         7,311   $  51,148
                                  ===============  ===============   =========

The GMDB liability is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The percentage of assessments used is chosen such that, at issue, the present value of expected death benefits in excess of the projected account balance and the percentage of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB liability balance, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised. The GMIB liability was determined at December 31, 2004 by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance.

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB's were determined over a reasonable range of stochastically generated scenarios. For variable annuities and variable universal life, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique. For variable life, various scenarios covering a reasonable range were weighted based on a statistical lognormal model. For universal life, 10,000 scenarios were stochastically generated and, from these, 100 were selected.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Other assets." The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

                                                             Sales Inducements
                                                             -----------------

                                                               (in thousands)

Balance as of January 1, 2004 ............................       $  79,143

  Capitalization .........................................          43,286

  Amortization ...........................................         (11,969)
                                                                 ---------

Balance as of December 31, 2004 ..........................       $ 110,460
                                                                 =========

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net loss for the Company amounted to $4 million, $141 million, and $239 million for the years ended December 31, 2004, 2003, and 2002, respectively. Statutory surplus of the Company amounted to $572 million and $517 million at December 31, 2004 and 2003, respectively. The statutory losses in 2003 and 2002 were primarily attributed to the surplus strain from new business, which results from higher commissions and selling expenses that are not deferred under statutory accounting, and from increases to reserves. During late 2003 and in 2004, the Company obtained reinsurance on the term life business from a captive affiliate, mitigating the surplus strain on that business. The agreement is discussed further in Note 13, below.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

In 2001, the Company received approval from the Arizona Department of Insurance to treat, as assumption reinsurance, the transfer of Pruco Life of Taiwan (Pruco Taiwan) business to a sister company Prudential Life Insurance Company of
Taiwan, Inc. (Prudential of Taiwan). According to Statement of Statutory Accounting Principles #61, Life, Deposit-Type and Accident and Health Reinsurance of the NAIC Accounting Practices and Procedures Manual, this type of transfer of business would be treated as indemnity reinsurance rather than assumption reinsurance because there is no concept of novation under Taiwanese law. However, other than not meeting the strict requirements for a novation, the transfer of Pruco Taiwan's business has the other elements of assumption reinsurance. The effect of this permitted practice was an increase to statutory capital of $113.7 million as of December 31 2001. The GAAP accounting treatment for this transaction is discussed in Note 13.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, the Company would not be permitted a dividend distribution without prior approval in 2005. There have been no dividend payments to the parent in 2004, 2003 or 2002.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 11 for a discussion of derivative instruments.

Fixed maturities

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private investments, the fair value is determined typically by using a discounted cash flow model, which considers current market credit spreads for publicly traded issues with similar terms by companies of comparable credit quality, and an additional spread component for the reduced liquidity associated with private placements. This additional spread component is determined based on surveys of various third party financial institutions. Historically, changes in estimated future cash flows or the assessment of an issuer's credit quality have been the more significant factors in determining fair values.

Policy loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts

For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, carrying value approximates fair value.

Derivative financial instruments

Refer to Note 11 for the disclosure of fair values on these instruments.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

The following table discloses the carrying amounts and fair values of the Company's financial instruments at December 31:

                                                            2004                         2003
                                                 ---------------------------   ---------------------------
                                                   Carrying                      Carrying
                                                    Value        Fair Value       Value        Fair Value
                                                 ------------   ------------   ------------   ------------
                                                                        (in thousands)
Financial assets:
   Fixed maturities, available for sale          $  6,339,103   $  6,339,103   $  5,953,815   $  5,953,815
   Policy loans                                       856,755        960,391        848,593        992,687
   Short-term investments                             122,061        122,061        160,635        160,635
   Cash and cash equivalents                          743,533        743,533        253,564        253,564
   Separate account assets                         17,326,555     17,326,555     15,772,262     15,772,262

Financial liabilities:
   Investment contracts                             3,749,639      3,772,610      3,438,721      3,505,697
   Cash collateral for loaned securities              410,718        410,718        431,571        431,571
   Securities sold under repurchase agreements         45,254         45,254         97,102         97,102
   Separate account liabilities                    17,326,555     17,326,555     15,772,262     15,772,262

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be specifically attributed to specific assets or liabilities or may be based on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Currency derivatives, including exchange-traded currency futures and currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (continued)

The table below summarizes the Company's outstanding positions by derivative instrument types as of December 31, 2004 and 2003. All of the derivatives are carried on the Consolidated Statements of Financial Position at estimated fair value.

                                              Derivatives
                                  2004                         2003
                       --------------------------    -------------------------
                                       Estimated                    Estimated
                        Notional      fair value      Notional     fair value
                       --------------------------    -------------------------
                                            (in thousands)
Non-Hedge Accounting

Swap instruments:
Interest rate          $    54,750    $      (212)   $    13,750   $       258
Currency                    13,278         (4,414)        16,818        (3,851)

Future contracts:
US Treasury futures       (137,400)          (240)         5,600            (3)

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's over-the-counter derivative transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $49 million of commercial loans in 2005.

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS (continued)

Litigation and Regulatory Proceedings

The Company is subject to legal and regulatory actions in the ordinary course of their businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We may also be subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

The Company has received formal requests for information relating to its variable annuity business and unregistered separate accounts from regulators, including, among others, the Securities and Exchange Commission and the State of New York Attorney General's office. The Company is cooperating with all such inquiries.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. Beginning in 2003, general and administrative expenses also includes allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Management Fee Income

In accordance with a revenue sharing agreement with Prudential Investments LLC, which began on February 1, 2002, the Company receives fee income from policyholders' account balances invested in the Prudential Series Funds ("PSF"). These revenues are recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold four Corporate Owned Life Insurance or, "COLI," policies to Prudential Insurance. The cash surrender value included in separate accounts for the COLI policies was $1.101 billion and $1.018 billion at December 31, 2004 and December 31, 2003, respectively. Fees related to the COLI policies were $13 million, $12 million and $21 million for the years ending December 31, 2004, 2003, and 2002.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (continued)

Reinsurance with affiliates

Pruco Reinsurance Ltd reinsurance agreement

During September 2003, the Company implemented an agreement to reinsure its term life insurance policies with an affiliated company, Pruco Reinsurance Ltd. or, "Pruco Re." The Company reinsured with Pruco Re a significant portion of the risks under such policies through an automatic and facultative coinsurance agreement. This Agreement covered all significant risks under the policies reinsured. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. This coinsurance agreement replaced the yearly renewable term agreements with external reinsurers that were previously in effect on this block of business. The initial cost of this transaction of $8 million was deferred and would be amortized over the life of the underlying insurance policies; $1 million was amortized in 2003 less than $1 million in 2004 and was recorded in other income. Reinsurance recoverables related to this transaction were $29 million at December 31, 2003, including the unamortized portion of the initial cost of $7 million. Premiums and benefits ceded in 2003 were $31 million and $7 million, respectively.

During September 2004, this transaction was recaptured by the Company and replaced with a new coinsurance with PARCC, described in more detail below. Premiums ceded in 2004 were $58 million prior to the recapture.

PARCC

In September 2004, the Company entered into an agreement to reinsure its term life insurance policies with an affiliated company, PARCC. The Company reinsures with PARCC 90 percent of the risks under such policies through an automatic and facultative coinsurance agreement. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

Concurrent with implementing this new agreement, the Company recaptured the policies previously reinsured under a coinsurance treaty with an affiliated offshore captive company, Pruco Re Ltd. The agreement had covered all term policies written on or after October 1, 2002.

The coinsurance agreement with PARCC also replaces the yearly renewable term agreements with external reinsurers that were previously in effect on this block of business. There was no net cost associated with the initial transaction and initial transactions. Reinsurance recoverables related to this transaction were $226 million as of December 31, 2004. Premiums and benefits ceded in 2004 were $102 million and $52 million, respectively.

Prudential Insurance

In December 2004, the Company recaptured the excess of loss reinsurance agreement with Prudential Insurance and replaced it with a revised agreement to reinsure all risks, not otherwise reinsured. Reinsurance recoverables related to this agreement were $47 million as of December 31, 2004. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

Other affiliated reinsurance agreements

In addition, the Company currently has two other reinsurance agreements in place with Prudential Insurance and affiliates. Specifically, the Company has a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract. In addition, there are two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

Affiliated premiums and policy charges ceded from domestic life reinsurance agreements for the periods ended December 31, 2004, 2003, and 2002 were $13 million, $12 million, and $11 million respectively. Affiliated benefits ceded for the periods ended December 31, 2004, 2003, and 2002 from domestic life reinsurance agreements are $21 million, $38 million, and $33 million.

Group annuities affiliated benefits ceded were $2 million in 2004, $3 million in 2003, and $3 million in 2002.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (continued)

Taiwan branch reinsurance agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a wholly owned subsidiary of Prudential Financial.

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

As part of this transaction, the Company made a capital contribution to Prudential of Taiwan in the amount of the net equity of the Company's Taiwan branch as of the date of transfer. In July 2001, the Company dividended its interest in Prudential of Taiwan to Prudential Financial.

Affiliated premiums ceded for the periods ended December 31, 2004, 2003 and 2002 from the Taiwan coinsurance agreement were $85 million, $84 million and $80 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2004, 2003 and 2002; from the Taiwan coinsurance agreement were $12 million, $13 million and $14 million, respectively.

Included in the total reinsurance recoverable balances for both domestic (including PARCC and Pruco Re) and Taiwan agreements were affiliated reinsurance recoverables of $752 million and $455 million at December 31, 2004 and December 31, 2003, respectively. Of these affiliated amounts, the reinsurance recoverable related to the Taiwan coinsurance agreement was $467 million and $376 million at December 31, 2004 and December 31, 2003, respectively.

Purchase of fixed maturities from an affiliate

During 2003, the Company invested $112 million in the preferred stock of two Delaware corporations (the "DE Subs"), which were created to acquire municipal fixed maturity investments from an affiliate of the Company. The DE Subs are included in the Company's consolidated financial statements. Prudential Financial, Inc., the Company's ultimate parent company, owns a nominal common stock investment in each of the DE Subs.

The DE Subs purchased municipal fixed maturity investments for $112 million, the acquisition-date fair value, but reflected the investments at historic amortized cost of the affiliate. The difference between the historic amortized cost and the fair value, net of taxes was reflected as a reduction to paid-in-capital. The fixed maturity investments are categorized in the Company's consolidated balance sheet as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

In addition, the Company also purchased corporate fixed maturities with a fair value of $52 million from the same affiliate. These investments were reflected in the same manner as is described above, with the difference between the historic amortized cost and the fair value, net of taxes reflected as a reduction of paid-in-capital with an offsetting increase to accumulated other comprehensive income. The difference between the historic amortized cost and the fair value, net of taxes for both the municipal securities and the corporate securities was $8 million.

During 2004, the Company invested an additional $110 million in fixed maturities owned by Prudential Insurance, but reflected these investments at amortized cost of $99 million. The Company also sold $31 million of fixed maturities securities, recorded at an amortized cost of $29 million, to PARCC. The net difference between the historic amortized cost and the fair value, net of taxes for both of these transactions was $5 million and was recorded as a decrease to paid in capital as described above.

Debt Agreements

The Company has a revolving line of credit facility of up to $800 million with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance. The total of asset-based financing and borrowing under this credit facility cannot be more than $800 million. As of December 31, 2004 and 2003, there was $456 million and $529 million, respectively, of asset-based financing. There was no debt outstanding to Prudential Funding, LLC as of December 31, 2004 or 2003.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2004 and 2003 are summarized in the table below:

                                                               Three months ended (in thousands)
                                                      ----------------------------------------------------
                                                      March 31       June 30     September 30  December 31
                                                      ----------------------------------------------------
2004                                                                       (restated)
Total revenues                                         $287,928      $280,195      $275,712      $286,297
Total benefits and expenses                             248,012       259,261       245,464       231,906
Income from operations before income taxes before
Cumulative effect of accounting change                   39,916        20,934        30,248        54,391
Net income                                               22,389        18,672        28,989        43,411
                                                      ----------------------------------------------------

                                                      ----------------------------------------------------
2003
Total revenues                                         $257,396      $275,715      $274,742      $269,116
Total benefits and expenses                             234,240       247,437       245,744       230,566
Income from operations before income taxes before
Cumulative effect of accounting change                   23,156        28,278        28,998        38,550
Net income                                               18,712        21,805        19,171        25,245

             Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2, the Company adopted American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" as of January 1, 2004, and the fair value provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation" as of January 1, 2003.


PricewaterhouseCoopers LLP
New York, New York
March 25, 2005

STRATEGIC PARTNERS(SM)
ANNUITY ONE
VARIABLE ANNUITY
--------------------------------------------------------------------------------

PROSPECTUS: MAY 2, 2005



THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE) AND THE PRUCO LIFE FLEXIBLE PREMIUM ANNUITY ACCOUNT. PRUCO LIFE OFFERS SEVERAL DIFFERENT ANNUITIES WHICH YOUR REPRESENTATIVE MAY BE AUTHORIZED TO OFFER TO YOU. EACH ANNUITY HAS DIFFERENT FEATURES AND BENEFITS THAT MAY BE APPROPRIATE FOR YOU BASED ON YOUR FINANCIAL SITUATION, YOUR AGE AND HOW YOU INTEND TO USE THE ANNUITY. THE DIFFERENT FEATURES AND BENEFITS INCLUDE VARIATIONS IN DEATH BENEFIT PROTECTION AND THE ABILITY TO ACCESS YOUR ANNUITY'S CONTRACT VALUE. THE FEES AND CHARGES UNDER THE ANNUITY CONTRACT AND THE COMPENSATION PAID TO YOUR REPRESENTATIVE MAY ALSO BE DIFFERENT BETWEEN EACH ANNUITY. IF YOU ARE PURCHASING THE CONTRACT AS A REPLACEMENT FOR EXISTING VARIABLE ANNUITY OR VARIABLE LIFE COVERAGE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, ANY SURRENDER OR PENALTY CHARGES YOU MAY INCUR WHEN REPLACING YOUR EXISTING COVERAGE. PRUCO LIFE IS A WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.


THE FUNDS
------------------------------------------------------------

Strategic Partners Annuity One offers a wide variety of investment choices, including variable investment options that invest in underlying mutual funds. Currently, portfolios of the following underlying mutual funds are being offered: The Prudential Series Fund, Inc., American Skandia Trust, Gartmore Variable Insurance Trust, and Janus Aspen Series.

  You may choose between two basic versions of Strategic Partners Annuity One. One version, the Contract With Credit, provides for a bonus credit that we add to each purchase payment you make. If you choose this version of Strategic Partners Annuity One, some charges and expenses may be higher than if you choose the version without the credit. Those higher charges could exceed the amount of the credit under some circumstances, particularly if you withdraw purchase payments within a few years of making those purchase payments. The Contract With Credit comes in two forms -- one form under which bonus credits generally are not recaptured once the free look period expires and which bears higher charges, and the other form under which bonus credits vest over several years. We will continue to offer the later version of the Contract With Credit in a State until the State has approved the former version, after which approval we will offer only the former version.

PLEASE READ THIS PROSPECTUS
------------------------------------------------------------
Please read this prospectus before purchasing a Strategic Partners Annuity One variable annuity contract, and keep it for future reference. The current prospectuses for the underlying mutual funds contain important information about the mutual funds. When you invest in a variable investment option that is funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference.

TO LEARN MORE ABOUT STRATEGIC PARTNERS ANNUITY ONE
------------------------------------------------------------

To learn more about the Strategic Partners Annuity One variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 2, 2005. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. Pruco Life also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's office, and can also be obtained from the SEC's Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549-0102. (See SEC file number 333-37728.) You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. The SEC maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Annuity One SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is set forth in Section 10 of this prospectus.



  For a free copy of the SAI, call us at (888) PRU-2888, or write to us at Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176.


THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS ANNUITY ONE IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

STRATEGIC PARTNERS(SM) IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA.                                                               ORD000045

CONTENTS
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                                       PART I: STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS
                                       -------------------------------------------------

                                       SUMMARY
                                       -------
                                                Glossary...........................................      6
                                                Summary............................................     10
                                                Summary Of Contract Expenses.......................     15
                                                Expense Examples...................................     21

                                       PART II: STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS
                                       ------------------------------------------------------------

                                       SECTIONS 1-10
                                       ------------------------------------------------------------

                                           Section 1: What is the Strategic Partners Annuity One
                                             Variable Annuity?.....................................     26
                                                Short Term Cancellation Right Or "Free Look".......     27

                                           Section 2: What Investment Options Can I Choose?........     28
                                                Variable Investment Options........................     28
                                                Fixed Interest Rate Options........................     37
                                                Transfers Among Options............................     38
                                                Additional Transfer Restrictions...................     38
                                                Dollar Cost Averaging..............................     39
                                                Asset Allocation Program...........................     40
                                                Auto-Rebalancing...................................     40
                                                Scheduled Transactions.............................     40
                                                Voting Rights......................................     41
                                                Substitution.......................................     41

                                           Section 3: What Kind Of Payments Will I Receive During
                                             the Income Phase? (Annuitization).....................     42
                                                Payment Provisions.................................     42
                                                Payment Provisions Without The Guaranteed Minimum
                                                  Income Benefit...................................     42
                                                    Option 1: Annuity Payments For A Fixed
                                                      Period.......................................     42
                                                    Option 2: Life Annuity with 120 Payments (10
                                                      Years) Certain...............................     42
                                                    Option 3: Interest Payment Option..............     43
                                                    Other Annuity Options..........................     43
                                                Tax Considerations.................................     43
                                                Guaranteed Minimum Income Benefit..................     43
                                                    GMIB Option 1 -- Single Life Payout Option.....     44
                                                    GMIB Option 2 -- Joint Life Payout Option......     44
                                                How We Determine Annuity Payments..................     45

                                           Section 4: What Is The Death Benefit?...................     47
                                                Beneficiary........................................     47
                                                Calculation Of The Death Benefit...................     47
                                                Guaranteed Minimum Death Benefit...................     47
                                                    GMDB Roll-Up...................................     47
                                                    GMDB Step-Up...................................     47
                                                Special Rules If Joint Owners......................     48
                                                Payout Options.....................................     48
                                                Earnings Appreciator Death Benefit.................     49
                                                Spousal Continuance Benefit........................     50

                                           Section 5: What Is The Lifetime Five(SM) Income
                                             Benefit?..............................................     52
                                                Lifetime Five Income Benefit.......................     52

                                           Section 6: How Can I Purchase A Strategic Partners
                                             Annuity One Contract?.................................     58
                                                Purchase Payments..................................     58
                                                Allocation Of Purchase Payments....................     58
                                                Credits............................................     58

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         Calculating Contract Value............................................         59

    Section 7: What Are The Expenses Associated With The Strategic Partners
      Annuity One Contract?....................................................         60
         Insurance And Administrative Charges..................................         60
         Withdrawal Charge.....................................................         61
         Waiver Of Withdrawal Charges For Critical Care........................         62
         Minimum Distribution Requirements.....................................         62
         Contract Maintenance Charge...........................................         62
         Guaranteed Minimum Income Benefit Charge..............................         62
         Earnings Appreciator Benefit Charge...................................         63
         Taxes Attributable To Premium.........................................         63
         Transfer Fee..........................................................         63
         Company Taxes.........................................................         64
         Underlying Mutual Fund Fees...........................................         64

    Section 8: How Can I Access My Money?......................................         65
         Withdrawals During The Accumulation Phase.............................         65
         Automated Withdrawals.................................................         65
         Suspension Of Payments Or Transfers...................................         65

    Section 9: What Are The Tax Considerations Associated With The Strategic
      Partners Annuity One Contract?...........................................         66
         Contracts Owned by Individuals (Not Associated With Tax-Favored
           Retirement Plans)...................................................         66
         Contracts Held By Tax-Favored Plans...................................         69

    Section 10: Other Information..............................................         73
         Pruco Life Insurance Company..........................................         73
         The Separate Account..................................................         73
         Sale and Distribution Of The Contract.................................         73
         Litigation............................................................         74
         Assignment............................................................         74
         Financial Statements..................................................         75
         Statement Of Additional Information...................................         75
         Householding..........................................................         75

    Appendix A.................................................................         76
         Accumulation Unit Values..............................................         76

    Appendix B.................................................................         87
         Calculation Of Earnings Appreciator Benefit...........................         87

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PART I SUMMARY
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STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

GLOSSARY
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WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving income payments, the value of your contract minus any charge we impose for premium taxes and withdrawal charges.

ADJUSTED PURCHASE PAYMENT

Your invested purchase payment adjusted for any subsequent withdrawals. The adjusted purchase payment is used only for calculations of the Earnings Appreciator Benefit.


ANNUAL INCOME AMOUNT



Under the terms of the Lifetime Five Income Benefit, an amount that you can withdraw each year as long as the annuitant lives. The Annual Income Amount is set initially as a percentage of the Protected Withdrawal Value, but will be adjusted to reflect subsequent purchase payments, withdrawals, and any step-up.



ANNUAL WITHDRAWAL AMOUNT



Under the terms of the Lifetime Five Income Benefit, an amount that you can withdraw each year as long as there is Protected Withdrawal Value remaining. The Annual Withdrawal Amount is set initially to equal 7% of the initial Protected Withdrawal Value, but will be adjusted to reflect subsequent purchase payments, withdrawals, and any step-up.


ANNUITANT

The person whose life determines the amount of income payments that we will pay. If the annuitant dies before the annuity date, the co-annuitant (if any) becomes the annuitant if the contract's requirements for changing the annuity date are met. If, upon the death of the annuitant, there is no surviving eligible co-annuitant, and the owner is not the annuitant, then the owner becomes the annuitant.

ANNUITY DATE

The date when income payments are scheduled to begin. You must have our permission to change the annuity date. If the co-annuitant becomes the annuitant due to the death of the annuitant, and the co-annuitant is older than the annuitant, then the annuity date will be based on the age of the co-annuitant, provided that the contract's requirements for changing the annuity date are met (e.g., the co-annuitant cannot be older than a specified age). If the co-annuitant is younger than the annuitant, then the annuity date will remain unchanged.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.

BUSINESS DAY


A day on which the New York Stock Exchange is open for business. Our business day generally ends at 4:00 p.m. Eastern time.


CO-ANNUITANT

The person shown on the contract data pages who becomes the annuitant (if eligible) upon the death of the annuitant if the contract's requirements for changing the annuity date are met. No co-annuitant may be designated if the owner is a non-natural person.

CONTRACT DATE

The date we accept your initial purchase payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER, OR YOU

The person entitled to the ownership rights under the contract.

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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CONTRACT WITH CREDIT

A version of the annuity contract that provides for a bonus credit with each purchase payment that you make and has higher withdrawal charges and (with respect to the later version of the contract) higher insurance and administrative costs than the Contract Without Credit.

CONTRACT WITHOUT CREDIT

A version of the annuity contract that does not provide a credit and has lower withdrawal charges than the Contract With Credit and (with respect to the later version of the Contract With Credit) lower insurance and administrative costs.

CREDIT


If you choose the Contract With Credit, this is the bonus amount that we allocate to your account each time you make a purchase payment. The amount of the credit is a percentage of the purchase payment. Under one version of the Contract With Credit, the credit is subject to a vesting schedule, which means that if you withdraw all or part of a purchase payment within a certain period, or you begin the income phase or we pay a death benefit during that period, we may take back all or part of the credit. Under another version of the Contract With Credit, bonus credits generally are not recaptured once the free look period expires. Our reference in the preceding sentence to "generally are not recaptured" refers to the fact that we have the contractual right to deduct, from the death benefit we pay, the amount of any credit corresponding to a purchase payment made within one year before death. We have the ability to recapture such credits under both versions of the Contract With Credit. See
Section 6, "How Can I Purchase A Strategic Partners Annuity One Contract?"


DEATH BENEFIT


If a death benefit is payable, the beneficiary you designate will receive, at a minimum, the total invested purchase payments, reduced proportionally by withdrawals, or a potentially greater amount related to market appreciation. The Guaranteed Minimum Death Benefit is available for an additional charge. See
Section 4, "What Is the Death Benefit?"


DOLLAR COST AVERAGING FIXED RATE OPTION (DCA FIXED RATE OPTION)

An investment option that offers a fixed rate of interest for a selected period during which periodic transfers are automatically made to selected variable investment options.

EARNINGS APPRECIATOR BENEFIT (EAB)

An optional feature available for an additional charge that may provide a supplemental death benefit based on earnings under the contract.

FIXED INTEREST RATE OPTIONS

Under the Contract Without Credit, these are investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options.

GOOD ORDER

An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.

GUARANTEED MINIMUM DEATH BENEFIT (GMDB)

An optional feature available for an additional charge that guarantees that the death benefit that the beneficiary receives will be no less than a certain GMDB protected value.

GMDB PROTECTED VALUE

The amount guaranteed under the Guaranteed Minimum Death Benefit, which may equal the GMDB roll-up value, the GMDB step-value, or the greater of the two. The GMDB protected value will be subject to certain age restrictions and time durations, however, it will still increase by subsequent invested purchase payments and reduce proportionally by withdrawals.

GLOSSARY CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

GMDB ROLL-UP

We use the GMDB roll-up value to compute the GMDB protected value of the Guaranteed Minimum Death Benefit. The GMDB roll-up is equal to the invested purchase payments compounded daily at an effective annual interest rate starting on the date that each invested purchase payment is made, subject to a cap, and reduced proportionally by withdrawals.

GMDB STEP-UP

We use the GMDB step-up value to compute the GMDB protected value of the Guaranteed Minimum Death Benefit. Generally speaking, the GMDB step-up establishes a "high water mark" of protected value that we would pay upon death, even if the contract value has declined. For example, if the GMDB step-up were set at $100,000 on a contract anniversary, and the contract value subsequently declined to $80,000 on the date of death, the GMDB step-up value would nonetheless remain $100,000 (assuming no additional purchase payments or withdrawals).

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

An optional feature available for an additional charge that guarantees that the income payments you receive during the income phase will be no less than a certain GMIB protected value applied to the GMIB guaranteed annuity purchase rates.

GMIB PROTECTED VALUE

We use the GMIB protected value to calculate annuity payments should you annuitize under the Guaranteed Minimum Income Benefit.


   The value is calculated daily and is equal to the GMIB roll-up, until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant or number of contract anniversaries. At such point, the GMIB protected value will be increased by any subsequent invested purchase payments, and any withdrawals will proportionally reduce the GMIB protected value. The GMIB protected value is not available as a cash surrender benefit or a death benefit, nor is it used to calculate the cash surrender value or death benefit.


INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

INCOME PHASE

The period during which you receive income payments under the contract.

INVESTED PURCHASE PAYMENTS

Your purchase payments (which we define below) less any deduction we make for any tax charge.

JOINT OWNER

The person named as the joint owner, who shares ownership rights with the owner as defined in the contract.


LIFETIME FIVE INCOME BENEFIT



An optional feature available for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your contract value, subject to our rules regarding the timing and amount of withdrawals. There are two options--one is designed to provide an annual withdrawal amount for life and the other is designed to provide a greater annual withdrawal amount (than the first option) as long as there is Protected Withdrawal Value.


NET PURCHASE PAYMENTS

Your total purchase payments less any withdrawals you have made.


PROPORTIONAL WITHDRAWALS



A method that involves calculating the percentage of your contract value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the applicable benefit value by reducing such value in the same proportion as the contract value was reduced by the withdrawal as of the date the withdrawal occurred.

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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY


PROTECTED WITHDRAWAL VALUE



Under the Lifetime Five Income Benefit, we guarantee an amount that you can withdraw each year until those annual withdrawals, when added together, reach an aggregate limit. We call that aggregate limit the Protected Withdrawal Value. Purchase payments and withdrawals you make will result in an adjustment to the Protected Withdrawal Value. In addition, you may elect to step-up your Protected Withdrawal Value under certain circumstances.


PRUDENTIAL ANNUITY SERVICE CENTER


For general correspondence: P.O. Box 7960, Philadelphia, PA 19176. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The telephone number is
(888) PRU-2888. Prudential's Web site is www.prudential.com.


PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. Generally, you can make additional purchase payments at any time during the accumulation phase.

SEPARATE ACCOUNT

Purchase payments allocated to the variable investment options are held by us in a separate account called the Pruco Life Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life.

STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Strategic Partners Annuity One variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

TAX DEFERRAL


This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See
Section 9, "What Are The Tax Considerations Associated With The Strategic Partners Annuity One Contract?"


VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life that invests in a particular mutual fund is referred to in your contract as a subaccount.

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY


SUMMARY FOR SECTIONS 1-10

--------------------------------------------------------------------------------

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.

SECTION 1
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE VARIABLE ANNUITY?

The Strategic Partners Annuity One variable annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company (Pruco Life, we or us). The contract allows you to invest on a tax-deferred basis in variable investment options and if you choose the Contract Without Credit, fixed interest rate options. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.

   There are two basic versions of the Strategic Partners Annuity One variable annuity discussed in this prospectus.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

-  has higher withdrawal charges than the Contract Without Credit,

- the version of the contract under which bonus credits generally are not recaptured after the free look period has higher insurance and administrative charges than the Contract Without Credit,

-  has no fixed interest rate investment options available,

- comes in one version under which bonus credits generally are not recaptured once the free look period expires, and another version under which bonus credits vest over a period of several years. Once a State has approved the former version, we will cease offering the later version, and

- Under the Contract With Credit under which bonus credits generally are not recaptured once the free look period expires, we have the contractual right to deduct, from the death benefit we pay, the amount of any credit corresponding to a purchase payment made within one year before death.

-  Contract Without Credit.

-  does not provide a credit,

-  has lower withdrawal charges than the Contract With Credit.

- has lower insurance and administrative costs than the Contract With Credit under which the bonus credits generally are not recaptured after the free look period,

- offers two fixed interest rate investment options: a one-year fixed rate option and a dollar cost averaging fixed rate option.

   Beginning in 2002, we started offering a version of both the Contract Without Credit and the Contract With Credit that differ from the previously-issued contracts with regard to maximum issue age, maximum annuitization age, Spousal Continuance Benefit, credit amount, contract maintenance charge, and minimum guaranteed interest rate. This subsequent version of the Strategic Partners Annuity One contract is described in a different prospectus.

   The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value, including an investment in the Prudential Money Market Portfolio variable investment option.

   The fixed interest rate options available under the Contract Without Credit offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually.

   You may make up to 12 free transfers each contract year among the investment options. For the Contract Without Credit, certain restrictions apply to transfers involving the fixed interest rate options.

   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.

- During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.

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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

- The income phase starts when you begin receiving regular payments from your contract.

   The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments, such as age, gender, and the payout option you select.

   The contract offers a choice of income and death benefit options, which may also be available to you.

   There are certain state variations to this contract that are referred to in this prospectus. Please see your contract for further information on these and other variations.

   We may amend the contract as permitted by law. For example, we may add new features to the contract. Subject to applicable law, we determine whether or not to make such contract amendments available to contracts that already have been issued.

   If you change your mind about owning Strategic Partners Annuity One, you may cancel your contract within 10 days after receiving it (or whatever period is required under applicable law). This time period is referred to as the "Free Look" period.


SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?



You can invest your money in several variable investment options. The variable investment options are classified according to their investment style, and a brief description of each portfolio's investment objective and key policies is set forth in Section 2, to assist you in determining which portfolios may be of interest to you.



   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the underlying mutual fund portfolios used by the variable investment options that you choose. Past performance is not a guarantee of future results.


   Under the Contract Without Credit, you may also invest your money in fixed interest rate options.

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you cannot change your payment plan.


   For an additional fee, you may also choose, if it is available under your contract, the Guaranteed Minimum Income Benefit (GMIB). The Guaranteed Minimum Income Benefit provides that once the income period begins, your income payments will be no less than a value that is based on a certain "GMIB protected value" applied to the GMIB guaranteed annuity purchase rates. See Section 3, "What Kind Of Payments Will I Receive During The Income Phase?"



   The Lifetime Five Income Benefit (discussed in Section 5) may provide an additional amount upon which your annuity payments are based.


SECTION 4
WHAT IS THE DEATH BENEFIT?

In general, if the sole owner, or last surviving of the owner and joint owner, dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive, at a minimum, the greater of (i) the contract value, (ii) either the base death benefit or, for a higher insurance charge, a potentially larger Guaranteed Minimum Death Benefit (GMDB).

   The base death benefit equals the total invested purchase payments reduced proportionally by withdrawals. The Guaranteed Minimum Death Benefit is equal to a "GMDB protected value" that depends upon which of the following Guaranteed Minimum Death Benefit options you choose:

- the highest value of the contract on any contract anniversary, which we call the "GMDB step-up value";

- the total amount you invest increased by a guaranteed rate of return, which we call the "GMDB roll-up value"; or

SUMMARY FOR SECTIONS 1-10 CONTINUED
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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

-  the greater of the GMDB step-up value and GMDB roll-up value.


   On the date we receive proof of death in good order, in lieu of paying a death benefit, we will allow the surviving spouse to continue the contract by exercising the Spousal Continuance Benefit, if the conditions that we describe, in Section 4, are met.



   For an additional fee, you may also choose, if it is available under your contract, the Earnings Appreciator supplemental death benefit which provides a benefit payment upon the death of the sole owner, or last surviving of the owner and joint owner, during the accumulation phase.



SECTION 5
WHAT IS THE LIFETIME FIVE(SM) INCOME BENEFIT?



The Lifetime Five Income Benefit is an optional feature that guarantees your ability to withdraw an amount equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your contract value, subject to our rules regarding the timing and amounts of withdrawals. There are two options--one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit"), and the other is designed to provide a greater annual withdrawal amount (than the first option), as long as there is Protected Withdrawal Value (adjusted, as described in Section 5) (the "Withdrawal Benefit"). The annuitant must be at least 45 years old when the Lifetime Five Income Benefit is elected.



   The charge for the Lifetime Five Income Benefit is a daily fee equal on an annual basis to 0.60% of the contract value allocated to the variable investment options. This charge is in addition to the charge for the applicable death benefit.



SECTION 6
HOW CAN I PURCHASE A STRATEGIC PARTNERS ANNUITY ONE CONTRACT?



You can purchase this contract, under most circumstances, with a minimum initial purchase payment of $10,000. You must get our prior approval for any initial and additional purchase payment of $1,000,000 or more, unless we are prohibited under applicable state law from insisting on such prior approval. Generally, you can make additional purchase payments of $1,000 ($100 if made through electronic funds transfer) or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms. The Contract With Credit provides for the allocation of a credit with each purchase payment.


   You may purchase this contract only if the oldest of the owner, joint owner, annuitant, or co-annuitant is age 85 or younger (or age 80 depending on the version of the contract) on the contract date. In addition, certain age limits apply to certain features and benefits described herein.


SECTION 7
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE
CONTRACT?


The contract has insurance features and investment features, both of which have related costs and charges.

- Each year (or upon full surrender) we deduct a contract maintenance charge. For the original version of the contract, if your contract value is $50,000 or more, we do not deduct such a charge. If your contract value is less than $50,000, we deduct a charge equal to the lesser of $30 or 2% of your contract value. For the later version of the contract, we deduct a contract maintenance charge of $35 if your contract value is less than $75,000 (or 2% of your contract value, if that amount is less than $35).


- For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit (or other) option that you choose. The daily cost is equivalent to an annual charge as follows:



   --  1.40% if you choose the base death benefit,



   -- 1.60% if you choose the roll-up or step-up Guaranteed Minimum Death Benefit option (i.e., 0.20% in addition to the base death benefit charge), or



   -- 1.70% if you choose the greater of the roll-up and step-up Guaranteed Minimum Death

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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY


       Benefit option (i.e., 0.30% in addition to the base death benefit charge).



   -- 0.60% if you choose the Lifetime Five Income Benefit. This charge is in addition to the charge for the applicable death benefit.


- We will deduct an additional charge under the version of the Contract With Credit under which bonus credits generally are not recaptured once the free look period expires. The charge for this feature is equal to 0.10% annually.

- We will deduct an additional charge if you choose the Guaranteed Minimum Income Benefit. We deduct this annual charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is equal to 0.25% of the average GMIB protected value. In the future, we may also offer other options, for which different charges may apply.

- We will deduct an additional charge if you choose the Earnings Appreciator supplemental death benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.15% of your contract value if you have also selected the Guaranteed Minimum Death Benefit option (0.20% if you have not selected the Guaranteed Minimum Death Benefit Option).

- There are a few states/jurisdictions that assess a premium tax on us when you begin receiving regular income payments from your annuity. In those states, we deduct a charge designed to approximate this tax, which can range from 0-3.5% of your contract value.


- There are also expenses associated with the mutual funds. For 2004, the fees of these funds ranged on an annual basis from 0.38% to 1.79% of fund assets, which were reduced by expense reimbursements or waivers to 0.38% to 1.30%. These reimbursements or waivers may be terminated at any time.


-  If you withdraw money (or you begin the income phase) less than:

   -- nine contract anniversaries after the purchase payment, if you purchase the Contract With Credit under which bonus credits vest over a seven year period, or

   -- seven contract anniversaries after the purchase payment, if you purchase the Contract Without Credit, then you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7%. For the version of the Contract With Credit under which bonus credits generally are not recaptured once the free look period expires, a withdrawal charge applies at any time prior to the seventh contract anniversary after a purchase payment was made, which ranges from 5-8%.


   For more information, including details about other possible charges under the contract, see "Summary Of Contract Expenses" and Section 7, "What Are The Expenses Associated With The Strategic Partners Annuity One Contract?"



SECTION 8
HOW CAN I ACCESS MY MONEY?


You may withdraw money at any time during the accumulation phase. You may, however, be subject to income tax and, if you make a withdrawal prior to age
59 1/2, an additional tax penalty as well. If you withdraw money less than nine years (for the Contract With Credit under which bonus credits vest over a seven year period) or seven years (for the Contract Without Credit) after making a purchase payment, we may impose a withdrawal charge. For the Contract With Credit under which bonus credits generally are not recaptured once the free look period expires, a withdrawal charge applies during the first seven contract years after a purchase payment was made, which ranges from 5-8%. In addition, if you purchase a Contract With Credit, we may take back any credit that has not vested that corresponds to the purchase payment(s) you withdraw.


   We offer an optional benefit, called the Lifetime Five Income Benefit, under which we guarantee that certain amounts will be available to you for withdrawal, regardless of market-related declines in your contract value. You need not participate in this benefit in order to withdraw some or all of your money.

SUMMARY FOR SECTIONS 1-10 CONTINUED
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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY


SECTION 9
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE CONTRACT?


Your earnings are generally not taxed until withdrawn. If you withdraw money during the accumulation phase, the tax laws treat the withdrawal as first a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a partial return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth IRAs) are taxable and subject to the 10% penalty if withdrawn prior to age 59 1/2.


SECTION 10
OTHER INFORMATION


This contract is issued by Pruco Life Insurance Company (Pruco Life), a subsidiary of The Prudential Insurance Company of America, and sold by registered representatives of affiliated and unaffiliated broker/dealers.

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES
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THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS YOU WILL PAY FOR STRATEGIC PARTNERS ANNUITY ONE. THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.


For more detailed information, including additional information about current and maximum charges, see Section 7, "What Are The Expenses Associated With The Strategic Partners Annuity One Contract?" The individual fund prospectuses contain detailed expense information about the underlying mutual funds.


                      CONTRACT OWNER TRANSACTION EXPENSES

 WITHDRAWAL CHARGE(1)
 ---------------------------------------------------------------------------------------------------------------------
                                                              CONTRACT WITH CREDIT (BONUS
      NUMBER OF CONTRACT       CONTRACT WITH CREDIT (BONUS       CREDITS GENERALLY NOT
 ANNIVERSARIES SINCE PURCHASE  CREDITS VEST OVER SEVEN YEAR  RECAPTURABLE AFTER EXPIRATION
           PAYMENT                       PERIOD)                 OF FREE LOOK PERIOD)        CONTRACT WITHOUT CREDIT
 ----------------------------  ----------------------------  -----------------------------  --------------------------
              0                            7%                             8%                            7%
              1                            7%                             8%                            6%
              2                            7%                             8%                            5%
              3                            6%                             8%                            4%
              4                            5%                             7%                            3%
              5                            4%                             6%                            2%
              6                            3%                             5%                            1%
              7                            2%                             0%                            0%
              8                            1%                             0%                            0%
              9                            0%                             0%                            0%
                                --------------------------     --------------------------   --------------------------

MAXIMUM TRANSFER FEE
--------------------
         Each transfer after 12(2)                   $30.00


CHARGE FOR PREMIUM TAX IMPOSED ON US BY CERTAIN STATES/JURISDICTIONS
--------------------------------------------------------------------------------
                                                    Up to 3.5% of contract value


1: Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We will waive the withdrawal charge if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" in Section 7. In certain states reduced withdrawal charges may apply under the Contract With Credit. Your contract contains the applicable charges.


2: Currently we charge $25 for each transfer after the twelfth in a contract year. As shown in the table, we can increase that charge up to a maximum of $30, but have no current intention to do so. We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing and do not count them toward the limit of 12 free transfers per year.

SUMMARY OF CONTRACT EXPENSES CONTINUED

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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

The next table describes the fees and expenses you will pay periodically during the time that you own the contract, not including underlying mutual fund fees and expenses.


                           PERIODIC ACCOUNT EXPENSES



MAXIMUM CONTRACT MAINTENANCE CHARGE AND CONTRACT CHARGE UPON FULL WITHDRAWAL(3)
------------------------------------------------------------------
                                                                                                           $60.00

INSURANCE AND ADMINISTRATIVE EXPENSES WITH THE INDICATED BENEFITS
------------------------------------------------------------------
         AS A PERCENTAGE OF ACCOUNT VALUE IN VARIABLE INVESTMENT OPTIONS:


                                                               CONTRACT WITH
                                                               CREDIT (BONUS
                                                             CREDITS GENERALLY
                                                              NOT RECAPTURABLE
                                                            AFTER EXPIRATION OF
                                                             FREE LOOK PERIOD)
                                     ------------------------------------------------------------------
         Base Death Benefit          1.50%
         Base Death Benefit with     2.10%
           Lifetime Five
         Guaranteed Minimum Death    1.70%
           Benefit Option--Roll-up
           or Step-Up
         Guaranteed Minimum Death    2.30%
           Benefit Option--Roll-up
           or Step-Up with Lifetime
           Five Income Benefit
         Guaranteed Minimum Death    1.80%
           Benefit Option--Greater
           of Roll-up or Step-up
         Guaranteed Minimum Death    2.40%
           Benefit Option--Greater
           of Roll-up or Step-up
           with Lifetime Five
           Income Benefit


                                                                  CONTRACT
                                                               WITHOUT CREDIT
                                     ------------------------------------------------------------------
         Base Death Benefit          1.40%
         Base Death Benefit with     2.00%
           Lifetime Five
         Guaranteed Minimum Death    1.60%
           Benefit Option--Roll-up
           or Step-Up
         Guaranteed Minimum Death    2.20%
           Benefit Option--Roll-up
           or Step-Up with Lifetime
           Five Income Benefit
         Guaranteed Minimum Death    1.70%
           Benefit Option--Greater
           of Roll-up or Step-up
         Guaranteed Minimum Death    2.30%
           Benefit Option--Greater
           of Roll-up or Step-up
           with Lifetime Five
           Income Benefit



ANNUAL GUARANTEED MINIMUM INCOME BENEFIT CHARGE AND CHARGE UPON CERTAIN
WITHDRAWALS(4)
------------------------------------------------------------------
         AS A PERCENTAGE OF AVERAGE GMIB PROTECTED VALUE        0.25%
ANNUAL EARNINGS APPRECIATOR CHARGE AND CHARGE UPON CERTAIN TRANSACTIONS(5)
------------------------------------------------------------------
         AS A PERCENTAGE OF CONTRACT VALUE                    0.20% of contract value (0.15% if
                                                              Guaranteed Minimum Death Benefit
                                                              option is also selected)


3: As shown in the table above, we have the right to assess a fee of up to $60 annually and at the time of full withdrawal. For the original version of the contract, if your contract value is $50,000 or more, we do not deduct such a charge. If your contract value is less than $50,000, we deduct a charge equal to $30 or, if your contract value is less than $1,500, equal to 2% of your contract value. Under the most recent version of the contract, we assess a fee of $35 against contracts valued less than $75,000 (or 2% of contract value, if less).

4: We impose this charge only if you choose the Guaranteed Minimum Income Benefit. This charge is equal to 0.25% of the average GMIB protected value. Subject to certain age restrictions, the roll-up value is the total of all invested purchase payments compounded daily at an effective annual rate of 5%, subject to a cap of 200% of all invested purchase payments. Both the roll-up value and the cap are reduced proportionally by withdrawals. We assess this fee each contract anniversary and when you begin the income phase of your contract. We also assess this fee if you make a full withdrawal, but prorate the fee based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. If you make a partial withdrawal, we will assess the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not assess the fee at that time.


5: We impose this charge only if you choose the Earnings Appreciator death benefit. The charge for this benefit is based on an annual rate of 0.15% of your contract value if you have also selected a Guaranteed Minimum Death Benefit option (0.20% if you have not selected a Guaranteed Minimum Death Benefit option). We deduct this charge annually. We also deduct this charge if you make a full withdrawal or enter the income phase of your contract, or if a death benefit is payable, but prorate the fee to reflect a partial rather than full year. If you make a partial withdrawal, we will deduct the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not deduct the fee at that time. The fee is also calculated when you make any purchase payment or withdrawal but we do not deduct it until the next deduction date.

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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

                  TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES


The next item shows the minimum and maximum total operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses) charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning each underlying mutual fund's fees and expenses is contained below and in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2004. Fund expenses are not fixed or guaranteed by the Strategic Partners Annuity One contract, and may vary from year to year.



                                                              MINIMUM   MAXIMUM
                                                              -------   -------
Total Annual Underlying Mutual Fund Operating Expenses*        0.38%     1.79%



* Actual expenses for the mutual funds were lower due to certain expense reimbursements or waivers. Expense reimbursements or waivers are voluntary and may be terminated at any time. The minimum and maximum expenses, with expense reimbursements, were 0.38% and 1.30%, respectively.

SUMMARY OF CONTRACT EXPENSES CONTINUED

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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY


UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               TOTAL ANNUAL
                                                              MANAGEMENT         OTHER                      PORTFOLIO OPERATING
                                                                 FEES         EXPENSES(1)      12B-1 FEES        EXPENSES
THE PRUDENTIAL SERIES FUND, INC.
-------------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                                     0.60%            0.04%            None             0.64%
         Prudential Equity Portfolio                            0.45%            0.03%            None             0.48%
         Prudential Global Portfolio                            0.75%            0.09%            None             0.84%
         Prudential Money Market Portfolio                      0.40%            0.05%            None             0.45%
         Prudential Stock Index Portfolio(2)                    0.35%            0.03%            None             0.38%
         Prudential Value Portfolio                             0.40%            0.04%            None             0.44%
         SP Aggressive Growth Asset Allocation
           Portfolio(3,4)                                       0.84%            0.11%            None             0.95%
         SP AIM Aggressive Growth Portfolio(3,5)                0.95%            0.57%            None             1.52%
         SP AIM Core Equity Portfolio(3)                        0.85%            0.63%            None             1.48%
         SP AllianceBernstein Large-Cap Growth Portfolio        0.90%            0.17%            None             1.07%
         SP Balanced Asset Allocation Portfolio(3,4)            0.76%            0.09%            None             0.85%
         SP Conservative Asset Allocation Portfolio(3,4)        0.72%            0.08%            None             0.80%
         SP Davis Value Portfolio                               0.75%            0.07%            None             0.82%
         SP Goldman Sachs Small Cap Value Portfolio             0.90%            0.06%            None             0.96%
         SP Growth Asset Allocation Portfolio(3,4)              0.81%            0.10%            None             0.91%
         SP Large Cap Value Portfolio                           0.80%            0.06%            None             0.86%
         SP LSV International Value Portfolio (formerly SP
           Deutsche International Equity Portfolio)(3,6)        0.90%            0.33%            None             1.23%
         SP MFS Capital Opportunities Portfolio(3,7)            0.75%            0.70%            None             1.45%
         SP Mid Cap Growth Portfolio(3)                         0.80%            0.26%            None             1.06%
         SP PIMCO High Yield Portfolio                          0.60%            0.08%            None             0.68%
         SP PIMCO Total Return Portfolio                        0.60%            0.05%            None             0.65%
         SP Prudential U.S. Emerging Growth Portfolio           0.60%            0.18%            None             0.78%
         SP Small-Cap Growth Portfolio (formerly SP State
           Street Research Small Company Growth
           Portfolio)(8)                                        0.95%            0.14%            None             1.09%
         SP Strategic Partners Focused Growth Portfolio(3)      0.90%            0.38%            None             1.28%
         SP Technology Portfolio(3,9)                           1.15%            0.64%            None             1.79%
         SP William Blair International Growth Portfolio        0.85%            0.17%            None             1.02%
AMERICAN SKANDIA TRUST(10)
-------------------------------------------------------------------------------------------------------------------------------
         AST JPMorgan International Equity Portfolio            1.00%            0.13%            None             1.13%
         AST MFS Global Equity Portfolio                        1.00%            0.35%            None             1.35%
         AST DeAm Small-Cap Growth Portfolio(11)                0.95%            0.22%            None             1.17%
         AST Federated Aggressive Growth Portfolio              0.95%            0.24%            None             1.19%
         AST Small-Cap Value Portfolio (formerly AST Gabelli
           Small-Cap Value Portfolio)(12)                       0.90%            0.18%            None             1.08%
         AST DeAm Small-Cap Value Portfolio(11)                 0.95%            0.33%            None             1.28%
         AST Goldman Sachs Mid-Cap Growth Portfolio(11)         1.00%            0.25%            None             1.25%
         AST Neuberger Berman Mid-Cap Growth Portfolio(11)      0.90%            0.22%            None             1.12%
         AST Neuberger Berman Mid-Cap Value Portfolio(11)       0.90%            0.15%            None             1.05%
         AST Alger All-Cap Growth Portfolio                     0.95%            0.22%            None             1.17%
         AST Gabelli All-Cap Value Portfolio                    0.95%            0.26%            None             1.21%
         AST T. Rowe Price Natural Resources Portfolio          0.90%            0.26%            None             1.16%
         AST MFS Growth Portfolio(11)                           0.90%            0.20%            None             1.10%
         AST Marsico Capital Growth Portfolio(11)               0.90%            0.14%            None             1.04%
         AST Goldman Sachs Concentrated Growth Portfolio(11)    0.90%            0.17%            None             1.07%
         AST DeAm Large-Cap Value Portfolio(11)                 0.85%            0.26%            None             1.11%
         AST AllianceBernstein Growth + Value Portfolio         0.90%            0.32%            None             1.22%
         AST AllianceBernstein Core Value Portfolio
           (formerly AST Sanford Bernstein Core Value
           Portfolio)(13)                                       0.75%            0.24%            None             0.99%
         AST Cohen & Steers Realty Portfolio(11)                1.00%            0.22%            None             1.22%
         AST AllianceBernstein Managed Index 500 Portfolio
           (formerly AST Sanford Bernstein Managed Index 500
           Portfolio)(14)                                       0.60%            0.17%            None             0.77%
         AST American Century Income & Growth Portfolio         0.75%            0.24%            None             0.99%

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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY


UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               TOTAL ANNUAL
                                                              MANAGEMENT         OTHER                      PORTFOLIO OPERATING
                                                                 FEES         EXPENSES(1)      12B-1 FEES        EXPENSES
         AST AllianceBernstein Growth & Income Portfolio(11)    0.75%            0.15%            None             0.90%
         AST Hotchkis & Wiley Large-Cap Value Portfolio(11)     0.75%            0.19%            None             0.94%
         AST Global Allocation Portfolio (formerly AST DeAM
           Global Allocation Portfolio)(15)                     0.89%            0.26%            None             1.15%
         AST American Century Strategic Balanced
           Portfolio(11)                                        0.85%            0.27%            None             1.12%
         AST T. Rowe Price Asset Allocation Portfolio(11)       0.85%            0.27%            None             1.12%
         AST T. Rowe Price Global Bond Portfolio                0.80%            0.27%            None             1.07%
         AST Goldman Sachs High Yield Portfolio                 0.75%            0.18%            None             0.93%
         AST Lord Abbett Bond-Debenture Portfolio(11)           0.80%            0.22%            None             1.02%
         AST PIMCO Limited Maturity Bond Portfolio(11)          0.65%            0.17%            None             0.82%
GARTMORE VARIABLE INVESTMENT TRUST
-------------------------------------------------------------------------------------------------------------------------------
         GVIT Developing Markets Fund(16)                       1.15%            0.38%           0.25%             1.78%
JANUS ASPEN SERIES
-------------------------------------------------------------------------------------------------------------------------------
         Large Cap Growth Portfolio -- Service Shares
           (formerly Growth Portfolio -- Service
           Shares)(16,17)                                       0.64%            0.02%           0.25%             0.91%



1. As noted above, shares of the Portfolios generally are purchased through variable insurance products. Some of the Portfolios and/or their investment advisers and/or distributors have entered into arrangements with us as the issuer of the contract under which they compensate us for providing ongoing services in lieu of the Series and/or Trust providing such services. Amounts paid by a Portfolio under those arrangements are included under "Other Expenses."



2. Effective July 1, 2004, Quantitative Management Associates LLC became the Sub-adviser of the Portfolio. Prior to July 1, 2004, Prudential Investments LLC served as Sub-adviser of the Portfolio.



3. The Portfolios' total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses, and expense offset arrangements. These expense reimbursements are voluntary and may be terminated by Prudential Investments LLC at any time. After accounting for the expense reimbursements, the Portfolios' actual annual operating expenses were:



                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    SP Aggressive Growth Asset
      Allocation Portfolio                          0.94%
    SP AIM Aggressive Growth Portfolio              1.07%
    SP AIM Core Equity Portfolio                    1.00%
    SP Balanced Asset Allocation
      Portfolio                                     0.84%
    SP Conservative Asset Allocation
      Portfolio                                     0.79%
    SP Growth Asset Allocation
      Portfolio                                     0.90%



                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    SP LSV International Value
      Portfolio                                     1.10%
    SP MFS Capital Opportunities
      Portfolio                                     1.00%
    SP Mid Cap Growth Portfolio                     1.00%
    SP Strategic Partners Focused
      Growth Portfolio                              1.01%
    SP Technology Portfolio                         1.30%



4. Each asset allocation portfolio invests in a combination of underlying portfolios of The Prudential Series Fund, Inc. The total expenses for each asset allocation portfolio are calculated as a blend of the fees of the underlying portfolios, plus a 0.05% advisory fee payable to the investment adviser, Prudential Investments LLC. The 0.05% advisory fee is included in the amount of each investment advisory fee set forth in the table above.



5. The Portfolio was merged into the SP Mid Cap Growth Portfolio on April 29, 2005.



6. Effective November 19, 2004, LSV Asset Management became Sub-adviser of the Portfolio. Prior to November 19, 2004, Deutsche Asset Management, Inc. served as Sub-adviser of the Portfolio, then named "SP Deutsche International Equity Portfolio."



7. The Portfolio was merged into the Prudential Equity Portfolio on April 29, 2005.



8. Effective May 1, 2005, Neuberger Berman Asset Management Inc. and Eagle Asset Management became Sub-advisers of the Portfolio. Previously, State Street Research and Management Company served as Sub-adviser of the Portfolio, then named "SP State Street Research Small Cap Growth Portfolio."



9. The Portfolio was merged into the SP Prudential U.S. Emerging Growth Portfolio on April 29, 2005.



10. Until November 18, 2004, the Trust had a Distribution Plan under Rule 12b-1 to permit an affiliate of the Trust's investment managers to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio. The Distribution Plan was terminated effective November 18, 2004. The Total Annual Portfolio Operating Expenses do not reflect any brokerage commissions paid pursuant to the Distribution Plan prior to the Plan's termination.

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY


11. The Portfolios' total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by American Skandia Investment Services, Inc. and Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolios' actual annual operating expenses were:



                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    AST DeAm Small-Cap Growth Portfolio             1.02%
    AST DeAm Small-Cap Value Portfolio              1.13%
    AST Goldman Sachs Mid-Cap Growth
      Portfolio                                     1.13%
    AST Neuberger Berman Mid-Cap Growth
      Portfolio                                     1.11%
    AST Neuberger Berman Mid-Cap Value
      Portfolio                                     1.04%
    AST MFS Growth Portfolio                        1.07%
    AST Marsico Capital Growth
      Portfolio                                     1.02%
    AST Goldman Sachs Concentrated
      Growth Portfolio                              1.00%



                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    AST DeAm Large-Cap Value Portfolio              0.99%
    AST Cohen & Steers Realty Portfolio             1.11%
    AST AllianceBernstein Growth &
      Income Portfolio                              0.87%
    AST Hotchkis & Wiley Large-Cap
      Value Portfolio                               0.90%
    AST American Century Strategic
      Balanced Portfolio                            1.09%
    AST T. Rowe Price Asset Allocation
      Portfolio                                     1.07%
    AST Lord Abbett Bond-Debenture
      Portfolio                                     0.97%
    AST PIMCO Limited Maturity Bond
      Portfolio                                     0.79%



12. Effective November 18, 2004, Integrity Asset Management, Lee Munder Capital Group, and J.P. Morgan Fleming Asset Management became Sub-advisers of the Portfolio. Prior to November 18, 2004, GAMCO Investors, Inc. served as Sub-adviser of the Portfolio, then named "AST Gabelli Small-Cap Value Portfolio."



13. Effective May 1, 2005, Alliance Capital Management, L.P. became Sub-adviser of the Portfolio. Prior to May 1, 2005, Sanford C. Bernstein & Co., LLC served as Sub-adviser of the Portfolio, then named "AST Sanford Bernstein Core Value Portfolio."



14. Effective May 1, 2005, Alliance Capital Management, L.P. became Sub-adviser of the Portfolio. Prior to May 1, 2005, Sanford C. Bernstein & Co., LLC served as Sub-adviser of the Portfolio, then named "AST Sanford Bernstein Managed Index 500 Portfolio."



15. (a) The AST Global Allocation Portfolio invests primarily in shares of other AST Portfolios (the "Underlying Portfolios"). The only management fee directly paid by the Portfolio is a 0.10% fee paid to Prudential Investments LLC and American Skandia Investment Services, Inc. The management fee shown in the chart for the Portfolio is (i) that 0.10% management fee paid by the Portfolio plus
(ii) an estimate of the management fees paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2004 using the management fee rates shown in the chart above.


   (b) The expense information shown in the chart for the Portfolio reflects (i) the expenses of the Portfolio itself plus (ii) an estimate of the expenses paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2004 using the expense rates for the Underlying Portfolios shown in the above chart.


   (c) Effective May 1, 2005, Prudential Investments, LLC became Sub-adviser of the Portfolio. Prior to May 1, 2005, Deutsche Asset Management, Inc. served as Sub-adviser of the Portfolio, then named "AST DeAM Global Allocation Portfolio."



16. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.



17. Effective May 1, 2005, the name of the Portfolio was changed from "Growth Portfolio -- Service Shares" to "Large Cap Growth Portfolio -- Service Shares."

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING MUTUAL FUND FEES AND EXPENSES.
THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME THE MAXIMUM FEES AND EXPENSES OF ANY OF THE MUTUAL FUNDS, WHICH DO NOT REFLECT ANY EXPENSE REIMBURSEMENTS OR WAIVERS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE AS INDICATED IN THE TABLES THAT FOLLOW.


EXAMPLE 1a: Contract With Credit (bonus credits vest over seven year period):
Greater of Roll-up and Step-up Guaranteed Minimum Death Benefit Option; Lifetime Five Income Benefit; Earnings Appreciator Benefit and You Withdraw All Your Assets


This example assumes that:

- You invest $10,000 in the Contract With Credit (bonus credits vest over seven year period);

- You choose a Guaranteed Minimum Death Benefit that provides the greater of the step-up and roll-up death benefit;


-  You choose the Lifetime Five Income Benefit;


-  You choose the Earnings Appreciator Benefit;

- You allocate all of your assets to the variable investment option having the maximum total operating expenses;

-  The investment has a 5% return each year;

-  The mutual fund's total operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY


EXAMPLE 1b: Contract With Credit (bonus credits vest over seven year period):
Greater of Roll-up and Step-up Guaranteed Minimum Death Benefit Option; Lifetime Five Income Benefit; Earnings Appreciator Benefit and You Do Not Withdraw Your Assets


This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 2a: Contract With Credit (bonus credits vest over seven year period):
Base Death Benefit, and You Withdraw All Your Assets

This example assumes that:

- You invest $10,000 in the Contract With Credit (bonus credits vest over seven year period);


-  You do not choose any optional insurance benefit;


- You allocate all of your assets to the variable investment option having the maximum total operating expenses;

-  The investment has a 5% return each year;

-  The mutual fund's total operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 2b: Contract With Credit (bonus credits vest over seven year period):
Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.


EXAMPLE 3a: Contract With Credit (bonus credits are generally not recapturable after expiration of free look period): Greater of Roll-up and Step-up Guaranteed Minimum Death Benefit Option; Lifetime Five Income Benefit; Earnings Appreciator Benefit and You Withdraw All Your Assets


This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY


EXAMPLE 3b: Contract With Credit (bonus credits are generally not recapturable after expiration of the free look period): Greater of Roll-up and Step-up Guaranteed Minimum Death Benefit Option; Lifetime Five Income Benefit; Earnings Appreciator Benefit and You Do Not Withdraw Your Assets


This example makes exactly the same assumptions as Example 1b except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.

EXAMPLE 4a: Contract With Credit (bonus credits are generally not recapturable after expiration of free look period): Base Death Benefit, and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.

EXAMPLE 4b: Contract With Credit (bonus credits are generally not recapturable after expiration of free look period): Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2b except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.


EXAMPLE 5a: Contract Without Credit, Greater of Roll-up and Step-up Guaranteed Minimum Death Benefit Option; Lifetime Five Income Benefit, Earnings Appreciator Benefit and You Withdraw All Your Assets


This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the Contract Without Credit.


EXAMPLE 5b: Contract Without Credit, Greater of Roll-up and Step-up Guaranteed Minimum Death Benefit Option; Lifetime Five Income Benefit; Earnings Appreciator Benefit; and You Do Not Withdraw Your Assets


This example makes exactly the same assumptions as Example 1b except that it assumes that you invest in the Contract Without Credit.

EXAMPLE 6a: Contract Without Credit: Base Death Benefit, and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you invest in the Contract Without Credit.

EXAMPLE 6b: Contract Without Credit: Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2b except that it assumes that you invest in the Contract Without Credit.

NOTES FOR EXPENSE EXAMPLES:

THESE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF PAST
OR FUTURE EXPENSES. ACTUAL EXPENSES
MAY BE GREATER OR LESS THAN THOSE
SHOWN.

Note that withdrawal charges (which
are reflected in Examples 1a, 2a,
3a, 4a, 5a, and 6a) are assessed in
connection with some annuity
options, but not others.

The values shown in the 10 year
column are the same for Example 6a
and 6b, Example 5a and 5b, Example
4a and Example 4b, the same for
Example 3a and 3b, the same for
Example 2a and 2b, and the same for
Example 1a and 1b. This is because
if 10 years have elapsed since your
last purchase payment, we would no
longer deduct withdrawal charges
when you make a withdrawal or begin
the income phase of your contract.
The indicated examples reflect the
maximum withdrawal charges, but in
certain states reduced withdrawal
charges may apply for certain ages.


The examples use an average
contract maintenance charge, which
we calculated based on our estimate
of the total contract fees we
expect to collect in 2005. Based on
these estimates, the contract
maintenance charge is included as
an annual charge of 0.031% of
contract value. Your actual fees
will vary based on the amount of
your contract and your specific
allocation among the investment
options.


Premium taxes are not reflected in
the examples. We deduct a charge to
approximate premium taxes that may
be imposed on us in your state.
This charge is generally deducted
from the amount applied to an
annuity payout option.

A table of accumulation unit values
appears in Appendix A to this
prospectus.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY


CONTRACT WITH CREDIT (BONUS CREDITS VEST OVER SEVEN YEAR PERIOD): GREATER OF
ROLL-UP AND STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION; LIFETIME FIVE
INCOME BENEFIT; EARNINGS APPRECIATOR BENEFIT
--------------------------------------------------------------------------------
     EXAMPLE 1a:                             EXAMPLE 1b:
     IF YOU WITHDRAW YOUR ASSETS             IF YOU DO NOT WITHDRAW YOUR ASSETS
     ---------------------------------------------------------------------------
      1 YR      3 YRS     5 YRS    10 YRS    1 YR     3 YRS     5 YRS    10 YRS
     $1,476    $2,303    $2,960    $4,607    $446    $1,347    $2,262    $4,607



CONTRACT WITH CREDIT (BONUS CREDITS VEST OVER SEVEN YEAR PERIOD): BASE DEATH
BENEFIT
--------------------------------------------------------------------------------
     EXAMPLE 2a:                             EXAMPLE 2b:
     IF YOU WITHDRAW YOUR ASSETS             IF YOU DO NOT WITHDRAW YOUR ASSETS
     ---------------------------------------------------------------------------
      1 YR      3 YRS     5 YRS    10 YRS    1 YR     3 YRS     5 YRS    10 YRS
     $1,368    $1,988    $2,449    $3,663    $338    $1,032    $1,751    $3,663



CONTRACT WITH CREDIT (BONUS CREDITS GENERALLY NOT RECAPTURABLE AFTER
EXPIRATION OF FREE LOOK PERIOD): GREATER OF ROLL-UP AND STEP-UP GUARANTEED
MINIMUM DEATH BENEFIT OPTION; LIFETIME FIVE INCOME BENEFIT; EARNINGS
APPRECIATOR BENEFIT
--------------------------------------------------------------------------------
     EXAMPLE 3a:                             EXAMPLE 3b:
     IF YOU WITHDRAW YOUR ASSETS             IF YOU DO NOT WITHDRAW YOUR ASSETS
     ---------------------------------------------------------------------------
      1 YR      3 YRS     5 YRS    10 YRS    1 YR     3 YRS     5 YRS    10 YRS
     $1,208    $2,129    $2,967    $4,691    $456    $1,377    $2,309    $4,691



CONTRACT WITH CREDIT (BONUS CREDITS GENERALLY NOT RECAPTURABLE AFTER
EXPIRATION OF FREE LOOK PERIOD): BASE DEATH BENEFIT
--------------------------------------------------------------------------
    EXAMPLE 4a:                        EXAMPLE 4b:
    IF YOU WITHDRAW YOUR ASSETS        IF YOU DO NOT WITHDRAW YOUR ASSETS
    ----------------------------------------------------------------------
    1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
    $1,100  $1,814   $2,459   $3,758   $348    $1,062    $1,801    $3,758



CONTRACT WITHOUT CREDIT: GREATER OF ROLL-UP AND STEP-UP GUARANTEED MINIMUM
DEATH BENEFIT; LIFETIME FIVE INCOME BENEFIT; EARNINGS APPRECIATOR BENEFIT
--------------------------------------------------------------------------------
     EXAMPLE 5a:                             EXAMPLE 5b:
     IF YOU WITHDRAW YOUR ASSETS             IF YOU DO NOT WITHDRAW YOUR ASSETS
     ---------------------------------------------------------------------------
      1 YR      3 YRS     5 YRS    10 YRS    1 YR     3 YRS     5 YRS    10 YRS
     $1,059    $1,745    $2,445    $4,430    $429    $1,295    $2,175    $4,430



CONTRACT WITHOUT CREDIT: BASE DEATH BENEFIT
------------------------------------------------------------------------
    EXAMPLE 6a:                       EXAMPLE 6b:
    IF YOU WITHDRAW YOUR ASSETS       IF YOU DO NOT WITHDRAW YOUR ASSETS
    --------------------------------------------------------------------
    1 YR   3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
    $955   $1,442   $1,954   $3,522   $325     $992    $1,684    $3,522

PART II SECTIONS 1-10

--------------------------------------------------------------------------------
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10

        1:
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------

THE STRATEGIC PARTNERS ANNUITY ONE VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE, WE OR US).

Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time on or after the third contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. (If you purchase the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract. Therefore, before purchasing an annuity in a tax-favored plan, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities compared with any other investment that you may use in connection with your retirement plan or arrangement.)

   There are two basic versions of Strategic Partners Annuity One variable annuity.

Contract With Credit:

- provides for a bonus credit that we add to each purchase payment that you make ,

- comes in one version under which bonus credits generally are not recaptured after the expiration of the free look period, and another version under which bonus credits vest over a period of several years. Once a State has approved the former version, we will cease offering the later version,

-  has higher withdrawal charges than the Contract Without Credit,

- the version of the contract under which bonus credits generally are not recaptured after the free look period has higher insurance and administrative charges than the Contract Without Credit, and

-  has no fixed interest rate investment options available.

Contract Without Credit:

-  does not provide a credit,

-  has lower withdrawal charges than the Contract With Credit,

- has lower insurance and administrative costs than the Contract With Credit under which the bonus credits generally are not recaptured after the free look period, and

- offers two fixed interest rate investment options: a one-year fixed rate option and a dollar cost averaging fixed rate option.

   Beginning in 2002, we started offering a version of both the Contract Without Credit and the Contract With Credit that differ from previously-issued contracts with regard to maximum issue age, maximum annuitization age, Spousal Continuance Benefit, credit amount, contract maintenance charge, and minimum guaranteed interest rate. This subsequent version is described in a different prospectus.

   Unless we state otherwise, when we use the word contract, it applies to both versions discussed herein.

   You may prefer the Contract With Credit if:

- You anticipate that you will not need to withdraw purchase payments any earlier than at least seven contract anniversaries after making them,

- You do not wish to allocate purchase payments to the fixed interest rate options, and

- You believe that the bonus credit is worth the higher withdrawal charges and insurance and administrative costs.

   If you wish to have the option of allocating part of your contract value to the fixed interest rate options, you may prefer the Contract Without Credit.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10


   Because of the higher withdrawal charges, if you choose the Contract With Credit and you withdraw a purchase payment, depending upon the performance of the investment options you choose, you may be worse off than if you had chosen the Contract Without Credit. We do not recommend purchase of either version of Strategic Partners Annuity One if you anticipate having to withdraw a significant amount of your purchase payments within a few years of making those purchase payments.


   Strategic Partners Annuity One is a variable annuity contract. During the accumulation phase, you can allocate your assets among the variable investment options and, if you choose the Contract Without Credit, guaranteed fixed interest rate options as well. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual fund(s) associated with that variable investment option.

   Because the underlying mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long (if applicable) the annuity payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us.

SHORT TERM CANCELLATION RIGHT OR

"FREE LOOK"

If you change your mind about owning Strategic Partners Annuity One, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive, depending on applicable state law:

-  Your full purchase payment, less any applicable federal and state income tax;
   or

- The amount your contract is worth as of the day we receive your request, less any applicable federal and state income tax withholding. This amount may be more or less than your original payment.

   If you have purchased the Contract With Credit, we will deduct any credit we had added to your contract value. To the extent dictated by state law, we will include in your refund the amount of any fees and charges that we deducted.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------

THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY OF THE VARIABLE INVESTMENT OPTIONS, AND IF YOU CHOOSE THE CONTRACT WITHOUT CREDIT, FIXED INTEREST RATE OPTIONS.

The variable investment options invest in underlying mutual funds managed by leading investment advisers. These underlying mutual funds may sell their shares to both variable annuity and variable life separate accounts of different insurance companies, which could create the kinds of risks that are described in more detail in the current prospectus for the underlying mutual fund. The current prospectuses for the underlying mutual funds also contain other important information about the mutual funds. When you invest in a variable investment option that is funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference.

VARIABLE INVESTMENT OPTIONS


The following chart classifies each of the portfolios based on our assessment of their investment style (as of the date of this prospectus). The chart also provides a description of each portfolio's investment objective and a short, summary description of their key policies to assist you in determining which portfolios may be of interest to you. There is no guarantee that any portfolio will meet its investment objective. The name of the adviser/subadviser for each portfolio appears next to the description.



     The Jennison Portfolio, Prudential Equity Portfolio, Prudential Global Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, and each "SP" Portfolio of the Prudential Series Fund, are managed by an indirect wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI) under a "manager-of-managers" approach. The SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio invest in other Prudential Series Fund Portfolios, and are managed by PI.


     Under the manager-of-managers approach, PI has the ability to assign subadvisers to manage specific portions of a portfolio, and the portion managed by a subadviser may vary from 0% to 100% of the portfolio's assets. The subadvisers that manage some or all of a Prudential Series Fund portfolio are listed on the following chart.


     The portfolios of the American Skandia Trust are co-managed by PI and American Skandia Investment Services, Incorporated, also under a manager-of-managers approach. American Skandia Investment Services, Incorporated is an indirect, wholly-owned subsidiary of Prudential Financial, Inc.


     A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.


     Pruco Life has entered into agreements with certain underlying portfolios and/or the investment adviser or distributor of such portfolios. Pruco Life may provide administrative and support services to such portfolios pursuant to the terms of these agreements and under which it receives a fee of up to 0.55% annually (as of May 2, 2005) of the average assets allocated to the portfolio under the contract. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as sub-accounts.


     As detailed in the Prudential Series Fund prospectus, although the Prudential Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Prudential Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.

--------------------------------------------------------------------------------

PART II  STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  JENNISON PORTFOLIO: seeks long-term growth of capital. The     Jennison Associates
                                   Portfolio invests primarily in equity securities of major,     LLC
                                   established corporations that the Sub-adviser believes offer above-average growth prospects.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   PRUDENTIAL EQUITY PORTFOLIO (SP MFS CAPITAL OPPORTUNITIES      GE Asset Management,
                                   PORTFOLIO MERGED INTO THIS PORTFOLIO): seeks long-term         Incorporated;
                                   growth of capital. The Portfolio invests at least 80% of its   Jennison Associates
                                   investable assets in common stocks of major established        LLC; Salomon Brothers
                                   corporations as well as smaller companies that the             Asset Management Inc.
                                   Sub-advisers believe offer attractive prospects of
                                   appreciation.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              PRUDENTIAL GLOBAL PORTFOLIO: seeks long-term growth of         Jennison Associates
                                   capital. The Portfolio invests primarily in common stocks      LLC
                                   (and their equivalents) of foreign and U.S. companies.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      PRUDENTIAL MONEY MARKET PORTFOLIO: seeks maximum current       Prudential Investment
                                   income consistent with the stability of capital and the        Management, Inc.
                                   maintenance of liquidity.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   PRUDENTIAL STOCK INDEX PORTFOLIO: seeks investment results     Quantitative
                                   that generally correspond to the performance of                Management Associates
                                   publicly-traded common stocks. With the price and yield        LLC
                                   performance of the Standard & Poor's 500 Composite Stock
                                   Price Index (S&P(R) 500) as the benchmark, the Portfolio
                                   normally invests at least 80% of investable assets in S&P
                                   500 stocks.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   PRUDENTIAL VALUE PORTFOLIO: seeks capital appreciation. The    Jennison Associates
                                   Portfolio invests primarily in common stocks that the          LLC
                                   Sub-adviser believes are undervalued -- those stocks that
                                   are trading below their underlying asset value, cash
                                   generating ability and overall earnings and earnings growth.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO: seeks         Prudential
                                   capital appreciation. The Portfolio seeks to achieve this      Investments LLC
                                   investment objective by investing in several other
                                   Prudential Series Fund Portfolios, which currently consist of domestic equity Portfolios and international equity
                                   Portfolios.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   SP AIM CORE EQUITY PORTFOLIO: seeks long-term growth of        A I M Capital
                                   capital. The Portfolio normally invests at least 80% of        Management, Inc.
                                   investable assets in equity securities, including
                                   convertible securities of established companies that have
                                   long-term above-average growth in earnings and growth
                                   companies that the Sub-adviser believes have the potential for above-average growth in earnings.
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PART II  STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  SP ALLIANCEBERNSTEIN LARGE-CAP GROWTH PORTFOLIO: seeks         Alliance Capital
                                   long-term capital growth. The Portfolio invests at least 80%   Management, L.P.
                                   of its total assets in the equity securities of a limited
                                   number of large, carefully selected, high-quality U.S.
                                   companies that are judged likely to achieve superior
                                   earnings growth. Normally, about 40-60 companies will be
                                   represented in the Portfolio, with the 25 companies most
                                   highly regarded by the Sub-adviser usually constituting
                                   approximately 70% of the Portfolio's net assets.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP BALANCED ASSET ALLOCATION PORTFOLIO: seeks to obtain the    Prudential
                                   highest potential total return consistent with the specified   Investments LLC
                                   level of risk tolerance. The Portfolio seeks to provide a
                                   balance between current income and growth of capital by
                                   investing in several other Prudential Series Fund
                                   Portfolios, which currently consist of fixed income
                                   Portfolios, domestic equity Portfolios, and international
                                   equity Portfolios.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO: seeks to obtain    Prudential
                                   the highest potential total return consistent with the         Investments LLC
                                   specified level of risk tolerance. The Portfolio seeks to
                                   provide current income with low to moderate capital
                                   appreciation by investing in several other Prudential Series
                                   Fund Portfolios, which currently consist of fixed income
                                   Portfolios, domestic equity Portfolios, and international
                                   equity Portfolios.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   SP DAVIS VALUE PORTFOLIO: seeks growth of capital. The         Davis Advisors
                                   Portfolio invests primarily in common stocks of U.S.
                                   companies with market capitalizations of at least $5
                                   billion. It may also invest in stocks of foreign companies and U.S. companies with smaller capitalizations.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO: seeks long-term    Goldman Sachs Asset
                                   capital appreciation. The Portfolio will seek its objective    Management, L.P.
                                   through investments primarily in equity securities that are believed to be undervalued in the marketplace. The Portfolio primarily seeks companies that are small-sized, based on the value of their outstanding stock.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP GROWTH ASSET ALLOCATION PORTFOLIO: seeks to obtain the      Prudential
                                   highest potential total return consistent with the specified   Investments LLC
                                   level of risk tolerance. The Portfolio seeks to provide
                                   long-term growth of capital with consideration also given to current income by investing in several other Prudential
                                   Series Fund Portfolios, which currently consist of domestic equity Portfolios, fixed income Portfolios, and
                                   international equity Portfolios.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   SP LARGE CAP VALUE PORTFOLIO: seeks long-term growth of        Hotchkis and Wiley
                                   capital. The Portfolio normally invests at least 80% of        Capital Management
                                   investable assets in common stocks and securities              LLC; J.P. Morgan
                                   convertible into common stock of companies that are believed   Investment Management
                                   to be undervalued and have an above-average potential to       Inc.
                                   increase in price, given the company's sales, earnings, book value, cash flow and recent performance. The Portfolio seeks to achieve its objective through investments primarily in
                                   equity securities of large capitalization companies.
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PART II  STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              SP LSV INTERNATIONAL VALUE PORTFOLIO (FORMERLY SP DEUTSCHE     LSV Asset Management
                                   INTERNATIONAL EQUITY PORTFOLIO): seeks capital growth. The
                                   Portfolio pursues its objective by primarily investing at
                                   least 80% of the value of its assets in the equity
                                   securities of companies in developed non-U.S. countries that are represented in the MSCI EAFE Index.
-----------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH                    SP MID CAP GROWTH PORTFOLIO (SP AIM AGGRESSIVE GROWTH          Calamos Advisors LLC
                                   PORTFOLIO MERGED INTO THIS PORTFOLIO): seeks long-term
                                   growth of capital. The Portfolio normally invests at least
                                   80% of investable assets in common stocks and related
                                   securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These
                                   securities typically are of medium market capitalizations, which the subadviser believes have above-average growth
                                   potential.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      SP PIMCO HIGH YIELD PORTFOLIO: seeks to maximize total         Pacific Investment
                                   return consistent with preservation of capital and prudent     Management Company
                                   investment management. The Portfolio will invest in a          LLC (PIMCO)
                                   diversified portfolio of fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three-to six-year time frame
                                   based on the Sub-adviser's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      SP PIMCO TOTAL RETURN PORTFOLIO: seeks to maximize total       Pacific Investment
                                   return consistent with preservation of capital and prudent     Management Company
                                   investment management. The Portfolio will invest in a          LLC (PIMCO)
                                   diversified portfolio of fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three-to six-year time frame
                                   based on the Sub-adviser's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH                    SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (SP TECHNOLOGY    Jennison Associates
                                   PORTFOLIO MERGED INTO THIS PORTFOLIO): seeks long-term         LLC
                                   capital appreciation. The Portfolio normally invests at
                                   least 80% of investable assets in equity securities of small and medium sized U.S. companies that the Sub-adviser
                                   believes have the potential for above-average earnings
                                   growth.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  SP SMALL-CAP GROWTH PORTFOLIO (FORMERLY SP STATE STREET        Neuberger Berman
                                   RESEARCH SMALL COMPANY GROWTH PORTFOLIO): seeks long-term      Asset Management
                                   capital growth. The Portfolio pursues its objective by         Inc./Eagle Asset
                                   primarily investing in the common stocks of                    Management
                                   small-capitalization companies.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO: seeks          Alliance Capital
                                   long-term growth of capital. The Portfolio normally invests    Management, L.P.;
                                   at least 65% of total assets in equity-related securities of   Jennison Associates
                                   U.S. companies that the Sub-advisers believe to have strong    LLC
                                   capital appreciation potential. The Portfolio's strategy is to combine the efforts of two subadvisers and to invest in the favorite stock selection ideas of three portfolio
                                   managers (two of whom invest as a team).
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PART II  STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO: seeks         William Blair &
                                   long-term growth of capital. The Portfolio invests primarily   Company, LLC
                                   in equity-related securities of foreign issuers that the
                                   Sub-adviser thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal
                                   circumstances, the Portfolio invests at least 65% of its
                                   total assets in common stock of foreign companies operating or based in at least five different countries.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO: seeks long-term   J.P. Morgan Fleming
                                   capital growth by investing in a diversified portfolio of      Asset Management
                                   international equity securities. The Portfolio seeks to meet its objective by investing, under normal market conditions, at least 80% of its assets in a diversified portfolio of
                                   equity securities of companies located or operating in
                                   developed non-U.S. countries and emerging markets of the
                                   world.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              AST MFS GLOBAL EQUITY PORTFOLIO: seeks capital growth. Under   Massachusetts
                                   normal circumstances the Portfolio invests at least 80% of     Financial Services
                                   its assets in equity securities of U.S. and foreign issuers    Company
                                   (including issuers in developing countries). The Portfolio generally seeks to purchase securities of companies with
                                   relatively large market capitalizations relative to the
                                   market in which they are traded.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  AST DEAM SMALL-CAP GROWTH PORTFOLIO: seeks maximum growth of   Deutsche Asset
                                   investors' capital from a portfolio of growth stocks of        Management, Inc.
                                   smaller companies. The Portfolio pursues its objective,
                                   under normal circumstances, by primarily investing at least
                                   80% of its total assets in the equity securities of
                                   small-sized companies included in the Russell 2000 Growth(R)
                                   Index.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO: seeks capital       Federated Equity
                                   growth. The Portfolio pursues its investment objective by      Management Company of
                                   investing primarily in the stocks of small companies that      Pennsylvania/
                                   are traded on national security exchanges, the NASDAQ stock    Federated Global
                                   exchange and the over-the-counter-market.                      Investment Management
                                                                                                  Corp.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   AST SMALL-CAP VALUE PORTFOLIO (FORMERLY AST GABELLI            Integrity Asset
                                   SMALL-CAP VALUE PORTFOLIO): seeks to provide long-term         Management, Lee
                                   capital growth by investing primarily in small-                Munder Capital Group,
                                   capitalization stocks that appear to be undervalued. The       J.P. Morgan Fleming
                                   Portfolio will have a non-fundamental policy to invest,        Asset Management
                                   under normal circumstances, at least 80% of the value of its assets in small capitalization companies.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   AST DEAM SMALL-CAP VALUE PORTFOLIO: seeks maximum growth of    Deutsche Asset
                                   investors' capital. The Portfolio pursues its objective,       Management, Inc.
                                   under normal market conditions, by primarily investing at
                                   least 80% of its total assets in the equity securities of
                                   small-sized companies included in the Russell 2000(R) Value
                                   Index.
-----------------------------------------------------------------------------------------------------------------------

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PART II  STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP GROWTH                    AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO: seeks long-term    Goldman Sachs Asset
                                   capital growth. The Portfolio pursues its investment           Management, L.P.
                                   objective by investing primarily in equity securities
                                   selected for their growth potential, and normally invests at least 80% of the value of its assets in medium
                                   capitalization companies.
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP GROWTH                    AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO: seeks capital   Neuberger Berman
                                   growth. Under normal market conditions, the Portfolio          Management Inc.
                                   primarily invests at least 80% of its net assets in the
                                   common stocks of mid-cap companies. The Sub-adviser looks
                                   for fast-growing companies that are in new or rapidly
                                   evolving industries.
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP VALUE                     AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO: seeks capital    Neuberger Berman
                                   growth. Under normal market conditions, the Portfolio          Management Inc.
                                   primarily invests at least 80% of its net assets in the
                                   common stocks of mid-cap companies. Under the Portfolio's
                                   value-oriented investment approach, the Sub-adviser looks
                                   for well-managed companies whose stock prices are
                                   undervalued and that may rise in price before other
                                   investors realize their worth.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST ALGER ALL-CAP GROWTH PORTFOLIO: seeks long-term capital    Fred Alger
                                   growth. The Portfolio invests primarily in equity              Management, Inc.
                                   securities, such as common or preferred stocks, that are
                                   listed on U.S. exchanges or in the over-the-counter market.
                                   The Portfolio may invest in the equity securities of
                                   companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-adviser's assessment of particular companies and market conditions.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST GABELLI ALL-CAP VALUE PORTFOLIO: seeks capital growth.     GAMCO Investors, Inc.
                                   The Portfolio pursues its objective by investing primarily in readily marketable equity securities including common
                                   stocks, preferred stocks and securities that may be
                                   converted at a later time into common stock. The Portfolio may invest in the securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-adviser's assessment of particular
                                   companies and market conditions.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO: seeks           T. Rowe Price
                                   long-term capital growth primarily through the common stocks   Associates, Inc.
                                   of companies that own or develop natural resources (such as energy products, precious metals and forest products) and
                                   other basic commodities. The Portfolio normally invests
                                   primarily (at least 80% of its total assets) in the common stocks of natural resource companies whose earnings and
                                   tangible assets could benefit from accelerating inflation.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  AST MFS GROWTH PORTFOLIO: seeks long-term capital growth and   Massachusetts
                                   future income. Under normal market conditions, the Portfolio   Financial Services
                                   invests at least 80% of its total assets in common stocks      Company
                                   and related securities, such as preferred stocks,
                                   convertible securities and depositary receipts, of companies that the Sub-adviser believes offer better than average
                                   prospects for long-term growth.
-----------------------------------------------------------------------------------------------------------------------

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PART II  STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  AST MARSICO CAPITAL GROWTH PORTFOLIO: seeks capital growth.    Marsico Capital
                                   Income realization is not an investment objective and any      Management, LLC
                                   income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective. The
                                   Portfolio will pursue its objective by investing primarily in common stocks of larger, more established companies.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO: seeks         Goldman Sachs Asset
                                   growth of capital in a manner consistent with the              Management, L.P.
                                   preservation of capital. Realization of income is not a
                                   significant investment consideration and any income realized on the Portfolio's investments, therefore, will be
                                   incidental to the Portfolio's objective. The Portfolio will pursue its objective by investing primarily in equity
                                   securities of companies that the Sub-adviser believes have potential to achieve capital appreciation over the
                                   long-term.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST DEAM LARGE-CAP VALUE PORTFOLIO: seeks maximum growth of    Deutsche Asset
                                   capital by investing primarily in the value stocks of larger   Management, Inc.
                                   companies. The Portfolio pursues its objective, under normal market conditions, by primarily investing at least 80% of
                                   the value of its assets in the equity securities of
                                   large-sized companies included in the Russell 1000(R) Value
                                   Index.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO: seeks          Alliance Capital
                                   capital growth by investing approximately 50% of its assets    Management, L.P.
                                   in growth stocks of large companies and approximately 50% of its assets in value stocks of large companies. The Portfolio will invest primarily in common stocks of large U.S.
                                   companies included in the Russell 1000(R) Index.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (FORMERLY AST       Alliance Capital
                                   SANFORD BERNSTEIN CORE VALUE PORTFOLIO): seeks long-term       Management, L.P.
                                   capital growth by investing primarily in common stocks. The
                                   Sub-adviser expects that the majority of the Portfolio's
                                   assets will be invested in the common stocks of large
                                   companies that appear to be undervalued.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST COHEN & STEERS REALTY PORTFOLIO: seeks to maximize total   Cohen & Steers
                                   return through investment in real estate securities. The       Capital Management,
                                   Portfolio pursues its investment objective by investing,       Inc.
                                   under normal circumstances, at least 80% of its net assets in securities of real estate issuers.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO (FORMERLY    Alliance Capital
                                   AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO): seeks to   Management, L.P.
                                   outperform the Standard & Poor's 500 Composite Stock Price
                                   Index (the "S&P (R) 500") through stock selection resulting in different weightings of common stocks relative to the
                                   index. The Portfolio will invest, under normal
                                   circumstances, at least 80% of its net assets in securities included in the S&P 500.
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PART II  STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO: seeks          American Century
                                   capital growth with current income as a secondary objective.   Investment
                                   The Portfolio invests primarily in common stocks that offer    Management, Inc.
                                   potential for capital growth, and may, consistent with its investment objective, invest in stocks that offer potential for current income.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO: seeks         Alliance Capital
                                   long-term growth of capital and income while attempting to     Management, L.P.
                                   avoid excessive fluctuations in market value. The Portfolio normally will invest in common stocks (and securities
                                   convertible into common stocks).
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO: seeks          Hotchkis and Wiley
                                   current income and long- term growth of income, as well as     Capital Management,
                                   capital appreciation. The Portfolio invests, under normal      LLC
                                   circumstances, at least 80% of its net assets plus
                                   borrowings for investment purposes in common stocks of large cap U.S. companies, that have a high cash dividend or payout yield relative to the market.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST GLOBAL ALLOCATION PORTFOLIO (FORMERLY AST DEAM GLOBAL      Prudential
                                   ALLOCATION PORTFOLIO): seeks to obtain the highest potential   Investments LLC
                                   total return consistent with a specified level of risk
                                   tolerance. The Portfolio seeks to achieve its investment
                                   objective by investing in several other AST Portfolios
                                   ("Underlying Portfolios"). The Portfolio intends its
                                   strategy of investing in combinations of Underlying
                                   Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous
                                   investments.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO: seeks       American Century
                                   capital growth and current income. The Sub-adviser intends     Investment
                                   to maintain approximately 60% of the Portfolio's assets in     Management, Inc.
                                   equity securities and the remainder in bonds and other fixed income securities.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO: seeks a high     T. Rowe Price
                                   level of total return by investing primarily in a              Associates, Inc.
                                   diversified portfolio of fixed income and equity securities.
                                   The Portfolio normally invests approximately 60% of its
                                   total assets in equity securities and 40% in fixed income
                                   securities. This mix may vary depending on the Sub-adviser's outlook for the markets.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST T. ROWE PRICE GLOBAL BOND PORTFOLIO: seeks to provide      T. Rowe Price
                                   high current income and capital growth by investing in         International, Inc.
                                   high-quality foreign and U.S. dollar-denominated bonds. The
                                   Portfolio will invest at least 80% of its total assets in
                                   fixed income securities, including high quality bonds issued or guaranteed by U.S. or foreign governments or their
                                   agencies and by foreign authorities, provinces and
                                   municipalities as well as investment grade corporate bonds and mortgage and asset-backed securities of U.S. and foreign issuers.
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PART II  STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST GOLDMAN SACHS HIGH YIELD PORTFOLIO: seeks a high level     Goldman Sachs Asset
                                   of current income and may also consider the potential for      Management, L.P.
                                   capital appreciation. The Portfolio invests, under normal
                                   circumstances, at least 80% of its net assets plus any
                                   borrowings for investment purposes (measured at time of
                                   purchase) in high-yield, fixed-income securities that, at
                                   the time of purchase, are non-investment grade securities.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST LORD ABBETT BOND-DEBENTURE PORTFOLIO: seeks high current   Lord, Abbett & Co.
                                   income and the opportunity for capital appreciation to         LLC
                                   produce a high total return. To pursue its objective, the
                                   Portfolio will invest, under normal circumstances, at least
                                   80% of the value of its assets in fixed income securities
                                   and normally invests primarily in high yield and investment grade debt securities, securities convertible into common
                                   stock and preferred stocks.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST PIMCO LIMITED MATURITY BOND PORTFOLIO: seeks to maximize   Pacific Investment
                                   total return consistent with preservation of capital and       Management Company
                                   prudent investment management. The Portfolio will invest in    LLC (PIMCO)
                                   a diversified portfolio of fixed-income securities of
                                   varying maturities. The average portfolio duration of the
                                   Portfolio generally will vary within a one- to three-year
                                   time frame based on the Sub-adviser's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              GVIT DEVELOPING MARKETS FUND: seeks long-term capital          Gartmore Global Asset
                                   appreciation, under normal conditions by investing at least    Management
                                   80% of its total assets in stocks of companies of any size     Trust/Gartmore Global
                                   based in the world's developing economies. Under normal        Partners
                                   market conditions, investments are maintained in at least
                                   six countries at all times and no more than 35% of total
                                   assets in any single one of them.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  JANUS ASPEN SERIES: LARGE CAP GROWTH PORTFOLIO -- SERVICE      Janus Capital
                                   SHARES (FORMERLY GROWTH PORTFOLIO -- SERVICE SHARES): seeks    Management LLC
                                   long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio has a non-
                                   fundamental policy to invest, under normal circumstances, at least 80% of its net assets in large-sized companies.
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PART II  STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10


FIXED INTEREST RATE OPTIONS

If you choose the Contract Without Credit, we offer two fixed interest rate options:

-  a one-year fixed interest rate option, and

-  a dollar cost averaging fixed rate option (DCA Fixed Rate Option).

   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time they will not be less than the minimum interest rate indicated in your contract which can range from 2% to 3%.

   Payments allocated to the fixed interest rate options become part of Pruco Life's general assets.

ONE-YEAR FIXED INTEREST RATE OPTION

We set a one year guaranteed annual interest rate for the one-year fixed interest rate option. The one-year fixed interest rate option is not available if you choose the Contract With Credit.

DOLLAR COST AVERAGING FIXED RATE OPTION


With the Contract Without Credit, you may allocate all or part of any purchase payment to the DCA Fixed Rate Option. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred. You may not transfer from other investment options to the DCA Fixed Rate Option. Transfers to the one-year fixed interest rate option will remain in the general account.


   If you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $5,000. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payment allocated to the DCA Fixed Rate Option transferred to the selected variable investment options in either six or twelve monthly installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.)

   If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the variable investment options into which the DCA Fixed Rate Option assets are transferred. Transfers from the DCA Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.

   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

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PART II  STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10


TRANSFERS AMONG OPTIONS

Subject to certain restrictions, you can transfer money among the variable investment options and, if you have chosen the Contract Without Credit, the fixed interest rate options as well. The minimum transfer amount is the lesser of $250 or the amount in the investment option from which the transfer is to be made.


   In general, you may make your transfer request by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following unauthorized telephone or electronic instructions that we reasonably believed to be genuine. Your transfer request will take effect at the end of the business day on which it was received in good order by us, or by certain entities that we have specifically designated. Our business day generally closes at 4:00 p.m. Eastern time. Our business day may close earlier, for example if regular trading on the New York Stock Exchange closes early. Transfer requests received after the close of the business day will take effect at the end of the next business day.


   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST RATE OPTION, OTHER THAN THE DCA FIXED RATE OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA FIXED RATE OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT.

   During the contract accumulation phase, you can make up to 12 transfers each contract year among the investment options, without charge. Currently, we charge $25 for each transfer after the twelfth in a contract year, and we have the right to increase this charge up to $30. (Dollar Cost Averaging and Auto-Rebalancing transfers do not count toward the 12 free transfers per year.)


   For purposes of the 12 free transfers per year that we allow, we will treat multiple transfers that are submitted on the same business day as a single transfer.


ADDITIONAL TRANSFER RESTRICTIONS


We limit your ability to transfer among your contract's variable investment options as permitted by applicable law. We impose a yearly restriction on transfers. Specifically, once you have made 20 transfers among the subaccounts during a contract year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this transfer restriction, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same business day as a single transfer, and (iii) do not count any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.


   Frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a portfolio manager to manage an underlying mutual fund's investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. For those reasons, the contract was not designed for persons who make programmed, large, or frequent transfers.

   In light of the risks posed to contract owners and other fund investors by frequent transfers, we reserve the right to limit the number of transfers in any contract year for all existing or new contract owners, and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any contract year or to refuse any transfer request for an owner or certain owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on accumulation unit values or the share prices of the underlying mutual funds; or (b) we are informed by a fund (e.g., by the fund's portfolio manager) that the purchase or redemption of fund shares must be restricted because the fund believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected fund. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular underlying mutual fund. In

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furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

- With respect to each variable investment option (other than the Prudential Money Market Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the option. If you transfer such amount into a particular variable investment option, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another variable investment option, then upon the Transfer Out, the former variable investment option becomes restricted (the "Restricted Option"). Specifically, we will not permit subsequent transfers into the Restricted Option for 90 calendar days after the Transfer Out if the Restricted Option invests in a non-international fund, or 180 calendar days after the Transfer Out if the Restricted Option invests in an international fund. For purposes of this rule, we do not (i) count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals and (ii) categorize as a transfer the first transfer that you make after the contract date, if you make that transfer within 30 calendar days after the contract date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your contract at any time.

- We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving a variable investment option on the business day subsequent to the business day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to contract owners that explains the practice in detail. In addition, if we do implement a delayed exchange policy, we will apply the policy on a uniform basis to all contracts in the relevant class.


- We may impose specific restrictions on financial transactions (including transfer requests) for certain portfolios based on the portfolio's investment and/or transfer restrictions. We may do so to conform to any present or future restriction that is imposed by any portfolio available under this contract.


- If we deny one or more transfer requests under the foregoing rules, we will inform you promptly of the circumstances concerning the denial.

- We will not implement these rules in jurisdictions that have not approved contract language authorizing us to do so, or may implement different rules in certain jurisdictions if required by such jurisdictions. Contract owners in jurisdictions with such limited transfer restrictions, and contract owners who own variable life insurance or variable annuity contracts (regardless of jurisdiction) that do not impose the above-referenced transfer restrictions, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Because contract owners who are not subject to the same transfer restrictions may have the same underlying mutual fund portfolios available to them, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly, and will not waive a transfer restriction for any contract owner.

   Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

DOLLAR COST AVERAGING

The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option and into any other variable investment options. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in declining markets.

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PART II  STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10




   Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. You can allocate subsequent purchase payments to be transferred under this option at any time.


   Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is available only during the contract accumulation phase and is offered without charge.

ASSET ALLOCATION PROGRAM

We recognize the value of having asset allocation models when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. Your asset allocation will be prepared based on your answers to the questionnaire. You will not be charged for this service, and you are not obligated to participate or to invest according to program recommendations.

   Asset allocation is a sophisticated method of diversification which allocates assets among classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program recommendations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time. You should consult your representative before electing any asset allocation program.

AUTO-REBALANCING

Once you have allocated your money among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation percentage or to a subsequent allocation percentages you select. We will rebalance only the variable investment options that you have designated. If you also participate in the DCA feature, then the variable investment option from which you make the DCA transfers will not be rebalanced.

   You may choose to have your rebalancing occur monthly, quarterly, semiannually, or annually. The rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers you make because of auto-rebalancing are not counted toward the 12 free transfers you are allowed per year. This feature is available only during the contract accumulation phase, and is offered without charge. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.


SCHEDULED TRANSACTIONS



Scheduled transactions include transfers under dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, minimum distributions or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a business day. In that case, the transaction will be processed and valued on the next business day, unless the next business day falls in the subsequent calendar year, in

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which case the transaction will be processed and valued on the prior business day.


VOTING RIGHTS

We are the legal owner of the shares of the underlying mutual funds used by the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a proxy which is a form that you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as shares for which we receive instructions from contract owners. We may change the way your voting instructions are calculated if it is required or permitted by federal or state regulation.

SUBSTITUTION

We may substitute one or more of the underlying mutual funds used by the variable investment options. We may also cease to allow investments in existing funds. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make.

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STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10

        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE

        INCOME PHASE? (ANNUITIZATION)
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PAYMENT PROVISIONS

We can begin making annuity payments any time on or after the third contract anniversary (or as required by state law if different). Annuity payments must begin no later than the contract anniversary coinciding with or next following the annuitant's 95th birthday (unless we agree to another date). (Under the original version of the contract, annuity payments must begin no later than the contract anniversary coinciding with or next following the annuitant's 90th birthday).

   The Strategic Partners Annuity One variable annuity contract offers an optional Guaranteed Minimum Income Benefit, which we describe below. Your annuity options vary depending upon whether you choose this benefit.


   Depending upon the annuity option you choose, you may incur a withdrawal charge when the income phase begins. Currently, if permitted by state law, we deduct any applicable withdrawal charge if you choose Option 1 for a period shorter than five years, Option 3, or certain other annuity options that we may make available. We do not deduct a withdrawal charge if you choose Option 1 for a period of five years or longer or Option 2. For information about withdrawal charges, see Section 7, "What Are The Expenses Associated With The Strategic Partners Annuity One Contract?" In addition, if you have purchased the Contract With Credit, we will take back any credits that have not vested when you begin the income phase. See "Credits," in Section 5.


PAYMENT PROVISIONS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT


We make the income plans described below available at any time before the annuity date. These plans are called "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that participation in the variable investment options ends on the annuity date. If an annuity option is not selected by the annuity date, the Life Income Annuity Option (Option 2, described below) will automatically be selected for you unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS. IN ADDITION TO THE ANNUITY PAYMENT OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT IF YOU CHOOSE THE OPTIONAL LIFETIME FIVE INCOME BENEFITS, THERE ARE ADDITIONAL ANNUITY PAYMENT OPTIONS THAT ARE ASSOCIATED WITH THAT BENEFIT. SEE SECTION 5 OF THIS PROSPECTUS FOR ADDITIONAL DETAILS.


OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump sum payment. The amount of the lump sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. The interest rate will be at least 3% a year.

OPTION 2
LIFE INCOME ANNUITY OPTION

Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate will be at least 3% a year.

   If an annuity option is not selected by the annuity date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

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STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10

OPTION 3
INTEREST PAYMENT OPTION

Under this option, we will credit interest on the adjusted contract value until you request payment of all or part of the adjusted contract value. We can make interest payments on a monthly, quarterly, semiannual, or annual basis or allow the interest to accrue on your contract assets. Under this option, we will pay you interest at an effective rate of at least 3% a year. This option is not available if you hold your contract in an IRA.

   Under this option, all gain in the annuity will be taxable as of the annuity date, however, you can withdraw part of or all of the contract value that we are holding at any time.

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options then offered at your annuity date.

TAX CONSIDERATIONS


If your contract is held under a tax-favored plan, you should consider the minimum distribution requirements when selecting your annuity option.


   If a contract is held in connection with "qualified" retirement plans (such as a Section 401(k) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

GUARANTEED MINIMUM INCOME BENEFIT


The Guaranteed Minimum Income Benefit (GMIB), is an optional feature that guarantees that once the income period begins, your income payments will be no less than the GMIB protected value applied to the GMIB guaranteed annuity purchase rates. If you want the Guaranteed Minimum Income Benefit, you must elect it when you make your initial purchase payment. Once elected, the Guaranteed Minimum Income Benefit must be continued until at least the end of the seventh contract year. If, after the seventh contract year, you decide to stop participating in the GMIB, you may do so (if permitted by state law) but you will not be able to reinstate it. This feature may not be available in your state. You may not elect both GMIB and the Lifetime Five Income Benefit.


   The Guaranteed Minimum Income Benefit is subject to certain restrictions described below.

- The annuitant must be 70 or younger in order for you to elect the Guaranteed Minimum Income Benefit, and you must also participate in the Guaranteed Minimum Death Benefit.

- If you choose the Guaranteed Minimum Income Benefit, we will impose an annual charge equal to 0.25% of the average GMIB protected value described below.

- TO TAKE ADVANTAGE OF THE GUARANTEED MINIMUM INCOME BENEFIT, YOU MUST WAIT A CERTAIN AMOUNT OF TIME BEFORE YOU BEGIN THE INCOME PHASE. THE LENGTH OF THAT WAITING PERIOD DEPENDS UPON THE AGE OF THE ANNUITANT (OR, IF THERE IS A CO-ANNUITANT AS WELL, THE AGE OF THE OLDER OF THE TWO) AS SHOWN IN THE FOLLOWING CHART:

              CONTRACT ANNIVERSARY WHEN
AGE AT ISSUE        GMIB BECOMES
OF CONTRACT           AVAILABLE
------------  -------------------------
    0-45                 15
     46                  14
     47                  13
     48                  12
     49                  11
 50 or more              10

   Once that waiting period has elapsed, you will have a 30-day period each year, beginning on the contract anniversary, during which you may begin the income phase with the Guaranteed Minimum Income Benefit by submitting the necessary forms in good order to the Prudential Annuity Service Center.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10


EFFECT OF WITHDRAWALS



The protected value will equal the "roll-up value," which is the total of all invested purchase payments compounded daily at an effective annual rate of 5%, subject to a cap of 200% of all invested purchase payments. Both the roll-up and the cap are reduced proportionally by withdrawals. When the roll-up" value no longer increases, your protected value will continue to increase by any subsequent invested purchase payments, and reduce by the effect of any withdrawals.


PAYOUT AMOUNT

The Guaranteed Minimum Income Benefit payout amount is based on the age and sex (where applicable) of the annuitant (and, if there is one, the co-annuitant). After we first deduct a charge for any applicable premium taxes that we are required to pay, the payout amount will equal the greater of:

1) the GMIB protected value as of the date you exercise the GMIB payout option, applied to the GMIB guaranteed annuity purchase rates (which are generally less favorable than the annuity purchase rates for annuity payments not involving GMIB) and based on the annuity payout option as described below, or

2) the adjusted contract value--that is, the value of the contract minus any charge we impose for premium taxes and withdrawal charges--as of the date you exercise the GMIB payout option applied to the current annuity purchase rates then in use.

GMIB ANNUITY PAYOUT OPTIONS

We currently offer two Guaranteed Minimum Income Benefit annuity payout options. Each option involves payment for at least a "period certain." In calculating the amount of the payments under the GMIB, we apply certain assumed interest rates, equal to 3% annually for a waiting period of 10-14 years, and 3.5% annually for waiting periods of 15 years or longer.

GMIB OPTION 1
SINGLE LIFE PAYOUT OPTION

We will make monthly payments for as long as the annuitant lives, with payments for a period certain. We will stop making payments after the later of the death of the annuitant or the end of the period certain.

GMIB OPTION 2
JOINT LIFE PAYOUT OPTION

In the case of an annuitant and co-annuitant, we will make monthly payments for the joint lifetime of the annuitant and co-annuitant, with payments for a period certain. If the co-annuitant dies first, we will continue to make payments until the later of the death of the annuitant and the end of the period certain. If the annuitant dies first, we will continue to make payments until the later of the death of the co-annuitant and the end of the period certain, but if the period certain ends first, we will reduce the amount of each payment to 50% of the original amount.

   You have no right to withdraw amounts early under either GMIB payout option. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

   The "period certain" for the Guaranteed Minimum Income Benefit depends upon the annuitant's age on the date you exercise the GMIB payout option:

   AGE      PERIOD CERTAIN
----------  --------------
80 or less     10 years
    81          9 years
    82          8 years
    83          7 years
    84          6 years
85 or more      5 years

   Because we do not impose a new waiting period for each subsequent purchase payment, if you choose the Guaranteed Minimum Income Benefit, we reserve the right to limit subsequent purchase payments if we discover that by the timing of your purchase payments, your GMIB protected value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial purchase payment and other actions that may artificially increase the GMIB protected value. Certain state laws may prevent us from limiting your subsequent purchase payments. You must exercise one of the GMIB payout options described above no later than 30 days after the contract anniversary coinciding with or next following

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STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10

the annuitant's attainment of age 90 (with respect to the original version of the contract) and age 95 (with respect to the later version of the contract).

   You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event that your contract value declines significantly due to negative investment performance. If your contract value is not significantly affected by negative investment performance, it is unlikely that the purchase of GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing non-GMIB annuity payout options. Therefore, you may generate higher income payments if you were to annuitize a lower contract value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher GMIB protected value than your contract value but at the annuity purchase rates guaranteed under the GMIB.

HOW WE DETERMINE ANNUITY PAYMENTS

Generally speaking, the annuity phase of the contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (fixed period annuities) or for the duration of the life of the annuitant (and possibly co-annuitant) (life annuities). There are certain assumptions that are common to both fixed period annuities and life annuities. In each type of annuity, we assume that the value you apply at the outset toward your annuity payments earns interest throughout the payout period. For annuity options within the GMIB, this interest rate ranges from 3% to 3.5%. For non-GMIB annuity options, the guaranteed minimum rate is 3%. The GMIB guaranteed annuity purchase rates in your contract depict the minimum amounts we will pay (per $1000 of adjusted contract value). If our current annuity purchase rates on the annuity date are more favorable to you than the guaranteed rates, we will make payments based on those more favorable rates.

   Other assumptions that we use for life annuities and fixed period annuities differ, as detailed in the following overview:

FIXED PERIOD ANNUITIES

Currently, we offer fixed period annuities only under the non-GMIB annuity options. Generally speaking, in determining the amount of each annuity payment under a fixed period annuity, we start with the adjusted contract value, add interest assumed to be earned over the fixed period, and divide the sum by the number of payments you have requested. The life expectancy of the annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a fixed period that exceeds life expectancy.

LIFE ANNUITIES

There are more variables that affect our calculation of life annuity payments. Most importantly, we make several assumptions about the annuitant's or co-annuitant's life expectancy, including the following:

- The Annuity 2000 Mortality Table is the starting point for our life expectancy assumptions. This table anticipates longevity of an insured population based on historical experience and reflecting anticipated experience for the year 2000.

GUARANTEED AND GMIB ANNUITY PAYMENTS

Because life expectancy has lengthened over the past few decades, and likely will increase in the future, our life annuity calculations anticipate these developments. We do this largely by making a hypothetical reduction in the age of the annuitant (or co-annuitant), in lieu of using the annuitant's (or co-annuitant's) actual age, in calculating the payment amounts. By using such a reduced age, we base our calculations on a younger person, who generally would live longer and therefore draw life annuity payments over a longer time period. Given the longer pay-out period, the payments made to the younger person would be less than those made to an older person. We make two such age adjustments:

1. First, for all annuities, we start with the age of the annuitant (or co-annuitant) on his/her most recent

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                                                                         PART II
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    birthday and reduce that age by two years, with respect to guaranteed payments.

2. Second, for life annuities under GMIB as well as guaranteed payments under life annuities not involving GMIB, we make a further age reduction according to the table in your contract entitled "Translation of Adjusted Age." As indicated in the table, the further into the future the first annuity payment is, the longer we expect the person receiving those payments to live, and the more we reduce the annuitant's (or co-annuitant's) age.

CURRENT ANNUITY PAYMENTS

Immediately above, we have referenced how we determine annuity payments based on "guaranteed" annuity purchase rates. By "guaranteed" annuity purchase rates, we mean the minimum annuity purchase rates that are set forth in your annuity contract and thus contractually guaranteed by us. "Current" annuity purchase rates, in contrast, refer to the annuity purchase rates that we are applying to contracts that are entering the annuity phase at a given point in time. These current annuity purchase rates vary from period to period, depending on changes in interest rates and other factors. We do not guarantee any particular level of current annuity purchase rates. When calculating current annuity purchase rates, we use the actual age of the annuitant (or co-annuitant), rather than any reduced age.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10

        4:

WHAT IS THE

        DEATH BENEFIT?
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THE DEATH BENEFIT FEATURE PROTECTS THE CONTRACT VALUE FOR THE BENEFICIARY.

BENEFICIARY


The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time the contract is issued, unless you change it at a later date. Unless an irrevocable beneficiary has been named, during the accumulation period you can change the beneficiary at any time before the owner dies. However, if the contract is jointly owned, the owner must name the joint owner and the joint owner must name the owner as the beneficiary. For entity-owned contracts, we pay a death benefit upon the death of the annuitant.


CALCULATION OF THE DEATH BENEFIT

If the sole owner dies during the accumulation phase, we will, upon receiving appropriate proof of death and any other needed documentation in good order (proof of death), pay a death benefit to the beneficiary designated by the owner. If the owner and joint owner are spouses, we will pay this death benefit upon the death of the last surviving spouse who continues the contract as sole owner.

   Upon receiving appropriate proof of death, the beneficiary will receive the greater of the following:

1) The current contract value (as of the time we receive proof of death in good order). If you have purchased the Contract With Credit, we will first deduct any credit corresponding to a purchase payment made later than one year prior to death.

2) Either the base death benefit, which equals the total purchase payments you have made less any withdrawals, or, if you have chosen a Guaranteed Minimum Death Benefit (GMDB), the GMDB protected value.

GUARANTEED MINIMUM DEATH BENEFIT

Under the newer version of the contracts, you may elect the base death benefit if you are 85 or younger. Under both versions of the contracts described in this prospectus, you may elect a Guaranteed Minimum Death Benefit if you are 75 or younger.


   The Guaranteed Minimum Death Benefit provides for the option to receive an enhanced death benefit upon the death of the sole or last surviving owner during the accumulation phase.


   The GMDB protected value option can be equal to the:

   -  GMDB roll-up

   -  GMDB step-up, or

   -  Greater of the GMDB roll-up and the

      GMDB step-up.

   The GMDB protected value is calculated daily.

GMDB ROLL-UP

The GMDB roll-up value is equal to the invested purchase payments, increased daily at an effective annual rate of 5% starting on the date that each invested purchase payment is made. Both the GMDB roll-up and the cap value will increase by subsequent invested purchase payments and reduce proportionally by withdrawals.

GMDB STEP-UP

The step-up value equals the highest value of the contract on any contract anniversary date--that is, on each contract anniversary, the new step-up value becomes the higher of the previous step-up value and the current contract value. Between anniversary dates, the step-up value is only increased by additional invested purchase payments and reduced proportionally by withdrawals.

   If an owner who has purchased a Contract With Credit makes any purchase payment later than one year prior to death, we will adjust the death benefit to take back any non-vested credit corresponding to that purchase payment.

GREATER OF STEP-UP AND ROLL-UP GUARANTEED MINIMUM DEATH BENEFIT

Under this option, the protected value is equal to the greater of the step-up value and the roll-up value.

   If you have chosen a Guaranteed Minimum Death Benefit option and death occurs on or after age 80, the beneficiary will receive the greater of: 1) the current

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contract value as of the date that proof of death is received, and 2) the protected value of that death benefit as of age 80, reduced proportionally by any withdrawals and increased by subsequent purchase payments. For this purpose, an owner is deemed to reach age 80 on the contract anniversary on or following the owner's actual 80th birthday (or if there is a joint owner, the contract anniversary on or following the older owner's actual 80th birthday).

   Here is an example of a proportional reduction:

   The current contract value is $100,000 and the protected value is $80,000. The owner makes a withdrawal that reduces the contract value by 25% (including the effect of any withdrawal charges). The new protected value is $60,000, or 75% of what it was before the withdrawal.

   Special rules apply if the beneficiary is the spouse of the owner, and the contract does not have a joint owner. In that case, upon the death of the owner, the spouse will have the choice of the following:

- If the sole beneficiary under the contract is the owner's spouse, and the other requirements of the Spousal Continuance Benefit are met, then the contract can continue, and the spouse will become the new owner of the contract; or

- The spouse can receive the death benefit. If the spouse does wish to receive the death benefit, he or she must make that choice within the first 60 days following our receipt of proof of death. Otherwise, the contract will continue with the spouse as owner.

   If ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the contract value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that contract value as a purchase payment occurring on that date.

   Depending on applicable state law, some death benefit options may not be available or may be subject to certain restrictions under your contract.

SPECIAL RULES IF JOINT OWNERS

If the contract has an owner and a joint owner and they are spouses at the time that one dies, the surviving spouse has the choice of the following:

- The contract can continue, with the surviving spouse as the sole owner of the contract; or

- The surviving spouse can receive the adjusted contract value and the contract will end. If the surviving spouse does wish to receive the adjusted contract value, he or she must make that choice within the first 60 days following our receipt of proof of death. Otherwise, the contract will continue with the surviving spouse as the sole owner.

   If the contract has an owner and a joint owner, and they are not spouses at the time that one dies, the contract will not continue. Instead, the beneficiary will receive the adjusted contract value.

PAYOUT OPTIONS

The beneficiary may, within 60 days of providing proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

   The death benefit payout options are:

   Choice 1. Lump sum payment of the death benefit.

      If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.

   Choice 2. The payment of the entire death benefit within a period of 5 years from the date of death.

      The entire death benefit will include any increases or losses resulting from the performance of the variable or fixed interest rate options during this period. During this period the beneficiary may: reallocate the contract value among the variable or fixed interest rate options; name a beneficiary to receive any remaining death benefit in the event of the beneficiary's death; and make withdrawals from the contract value, in which case, any such withdrawals will not be subject to any withdrawal charges. However, the beneficiary may not make any purchase payments to the contract.

      During this 5 year period, we will continue to deduct from the death benefit proceeds the charges and costs that were associated with the features and

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STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10

   benefits of the contract. Some of these features and benefits may not be available to the beneficiary, such as the Guaranteed Minimum Income Benefit.

   Choice 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the owner or joint owner.


   The tax consequences to the beneficiary vary among the three death benefit payout options. See Section 9, "What Are The Tax Considerations Associated With The Strategic Partners Annuity One Contract?"


EARNINGS APPRECIATOR BENEFIT


The Earnings Appreciator Benefit is an optional, supplemental death benefit that provides a benefit payable upon the death of the sole or last surviving owner during the accumulation phase. Any Earnings Appreciator Benefit payment we make will be in addition to any other death benefit payment we make under the contract. This feature may not be available in your state. You must be 75 or younger in order to elect the Earnings Appreciator Benefit.


   An Earnings Appreciator benefit is calculated for each purchase payment you make. Your total Earnings Appreciator benefit is the sum of the Earnings Appreciator benefits for all of your purchase payments.

If the owner (or older of owner and joint owner if there is a joint owner) is younger than age 66 on the date the application is signed, the Earnings Appreciator benefit for each purchase payment is 45% of the lesser of:

   - The adjusted purchase payment (which means the invested purchase payment adjusted for partial withdrawals); or

   -  Earnings attributed to that adjusted purchase payment.

   If the owner (or older of owner and joint owner if there is a joint owner) is age 66 or older (and younger than age 76) on the date the application is signed, the Earnings Appreciator benefit for each purchase payment is 25% of the lesser of:

   - The adjusted purchase payment (which means the invested purchase payment adjusted for partial withdrawals); or

   -  Earnings attributed to that adjusted purchase payment.

   The following rules apply to the calculation of the benefit:

   - Each "adjusted purchase payment" is the invested purchase payment reduced pro-rata by any subsequent withdrawals. Reduction on a pro-rata basis means that we calculate the percentage of your current contract value being withdrawn and reduce each adjusted purchase payment made prior to the withdrawal by that percentage. For example, if your contract value is $40,000 and you withdraw $10,000, you have withdrawn 25% of your contract value. If you have two adjusted purchase payments prior to the withdrawal ($10,000 and $20,000), each of those adjusted purchase payments would be reduced by 25% (to $7,500 and $15,000). The amount of earnings allocated to each adjusted purchase payment is also reduced by the same percentage. These calculations, therefore, do not depend on the actual investment option from which the withdrawal is made, and they are different calculations than those that apply for other reasons under the contract, such as for the withdrawal charge or for tax purposes.

   - Earnings are periodically allocated to each adjusted purchase payment on a pro-rata basis. We calculate the amount of earnings since the last earnings allocation and we allocate those earnings proportionately among the adjusted purchase payments (based on the amount of each adjusted purchase payment plus the earnings previously allocated to that adjusted purchase payment). For example, if you have two adjusted purchase payments -- one with an adjusted purchase payment and allocated earnings of $30,000 and the other with an adjusted purchase payment and allocated earnings of $20,000 (therefore 60% and 40% of the total

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WHAT IS THE DEATH BENEFIT? CONTINUED

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      respectively) -- and your contract has earned $5,000 since the last calculation, 60% of the earnings ($3,000) will be allocated to the first adjusted purchase payment and 40% of the earnings ($2,000) will be allocated to the second adjusted purchase payment. This calculation, therefore, does not apply different rates of return to different purchase payments based on the investment options in which the particular purchase payment was invested. When allocating earnings at the time of a death benefit payment, we will first deduct from earnings the amount of any charges deducted and credit recaptured from your contract value at that time.

   - Under the Spousal Continuance Benefit, we will not allow the surviving spouse to continue the Earnings Appreciator Benefit (or bear the charge associated with that benefit) if that owner is age 76 or older when Spousal Continuance is activated. If the surviving spouse does continue the Earnings Appreciator Benefit, then we will calculate the benefit payable upon the surviving spouse's death in the same manner as discussed above, except that we will treat the contract value (as adjusted to reflect the Spousal Continuance Benefit) as the first adjusted purchase payment against which the Earnings Appreciator percentages are applied.

   See Appendix B for examples of the benefit calculations.

TERMINATING THE EARNINGS APPRECIATOR BENEFIT

The Earnings Appreciator Benefit will terminate on the earliest of:

   -  the date you make a total withdrawal from the contract,

   - the date a death benefit is payable if the contract is not continued by the surviving spouse under the Spousal Continuance Benefit,

   -  the date the contract terminates, or

   -  the date you annuitize the contract.


   Upon termination of the Earnings Appreciator Benefit, we cease imposing the associated charge.


SPOUSAL CONTINUANCE BENEFIT

This is a benefit that, depending on the contract options chosen, can give the owner's surviving spouse a stepped-up account value upon the owner's death. Any person who buys a contract and meets our eligibility criteria for this benefit receives the benefit without charge. The benefit must be selected within 60 days of the owner's death, and may not be available under all contracts. The benefit described in this section applies only to the later version of this contract. Under the original version of this contract, no stepped-up contract value is available to a surviving spouse who continues the contract.

   We offer the Spousal Continuance Benefit only if each of the following conditions is present on the date we receive proof of the owner's death: 1) there is only one owner of the contract and that owner is the sole annuitant, 2) there is only one beneficiary, 3) the beneficiary is the owner's spouse, 4) the surviving spouse is not older than 95 on that date, and 5) the surviving spouse becomes the new owner and annuitant. The contract may not be continued upon the death of a spouse who had assumed ownership of the contract through the exercise of the Spousal Continuance Benefit.

   Under the Spousal Continuance Benefit, we impose no withdrawal charge at the time of the owner's death, and we will not impose any withdrawal charges on the surviving spouse with respect to the withdrawal of purchase payments made by the owner prior to the activation of the benefit. However, we will continue to impose withdrawal charges with respect to purchase payments made by the surviving spouse as new owner.

   IF YOU HAVE NOT SELECTED THE GUARANTEED MINIMUM DEATH BENEFIT FEATURE (I.E., YOU HAVE THE BASE DEATH BENEFIT), then upon the activation of the Spousal Continuance Benefit, we will adjust the contract value, as of the date of our receipt of proof of death, to equal the greater of the following: 1) the contract value as of the date of our receipt of proof of death or 2) the sum

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of all invested purchase payments (adjusted by withdrawals) made prior to the date on which we receive proof of the owner's death. We will add the amount of any Earnings Appreciator Benefit that you have selected to each of the amounts specified immediately above.

   IF YOU HAVE SELECTED THE GUARANTEED MINIMUM DEATH BENEFIT FEATURE WITH THE ROLL-UP OPTION, then upon the activation of the Spousal Continuance Benefit, we will adjust the contract value, as of the date of our receipt of proof of death, to equal the greater of the following: 1) the contract value as of the date of our receipt of proof of death, or 2) the roll-up value. We will add the amount of any Earnings Appreciator Benefit that you have selected to each of the amounts specified immediately above. When the Spousal Continuance Benefit is activated by a surviving spouse who is younger than 80, we will adjust the roll-up value under the surviving spouse's contract to equal the contract value (adjusted, as described immediately above). In addition, in that case we will reset the surviving spouse's roll-up cap to equal 200% of the contract value (adjusted, as described immediately above). We make no adjustment to the roll-up value or the roll-up cap if the surviving spouse is 80 or older, except to account for additional purchase payments and to reduce the roll-up value proportionately by withdrawals. If the surviving spouse was younger than 80 at the owner's death, then we will continue to increase the roll-up value annually until the earlier of either (i) the surviving spouse's attainment of age 80 or
(ii) the attainment of the roll-up cap (i.e., the reset roll-up cap discussed above). Once the roll-up value ceases to increase, we thereafter will adjust the roll-up value only to account for subsequent purchase payments and to diminish it proportionally by withdrawals.

   IF YOU HAVE SELECTED THE GUARANTEED MINIMUM DEATH BENEFIT FEATURE WITH THE STEP-UP GMDB OPTION, then upon the activation of the Spousal Continuance Benefit, we will adjust the contract value, as of the date of our receipt of proof of death, to equal the greater of the following: 1) the contract value as of the date of our receipt of proof of death, or 2) the step-up value. We will add the amount of any Earnings Appreciator Benefit that you have selected to each of the amounts specified immediately above. When the Spousal Continuance Benefit is activated by a surviving spouse younger than 80, we will adjust the step-up value to equal the contract value (adjusted, as described immediately above). We make no such adjustment if the surviving spouse is 80 or older. If the surviving spouse was younger than 80 at the owner's death, then we will continue to adjust the step-up value annually until the surviving spouse's attainment of age 80. After the surviving spouse attains age 80, we will continue to adjust the step-up value only to account for additional purchase payments and to reduce the step-up value proportionally by withdrawals.

   IF YOU HAVE SELECTED THE GREATER OF ROLL-UP AND STEP-UP AS YOUR GMDB OPTION, then we will calculate those values upon activation of the Spousal Continuance Benefit in accordance with the procedures set out in the immediately preceding paragraphs and in your contract.


   After activation of the Spousal Continuance Benefit, we will calculate the Earnings Appreciator Benefit in the manner discussed under "Earnings Appreciator Death Benefit". We do not allow the surviving spouse to retain the Guaranteed Minimum Income Benefit under the Spousal Continuance Benefit (or bear the charge associated with that benefit).


   In the preceding discussion of the Spousal Continuance Benefit, we intend references to attainment of age 80 to refer to the contract anniversary on or following the actual 80th birthday of the surviving spouse.

                                                                         PART II
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        5:


WHAT IS THE LIFETIME FIVE


        INCOME BENEFIT?

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LIFETIME FIVE INCOME BENEFIT



The Lifetime Five Income Benefit (Lifetime Five) is an optional feature that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your contract value, subject to our rules regarding the timing and amount of withdrawals. There are two options -- one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount (than the first option) as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the Withdrawal Benefit will be zero. You do not choose between these two options; each option will continue to be available as long as the annuity has a contract value and Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the contract value is zero. The option may be appropriate if you intend to make periodic withdrawals from your contract and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals -- the guarantees are not lost if you withdraw less than the maximum allowable amount each year. Lifetime Five is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved.



   Lifetime Five is subject to certain restrictions described below.



- Currently, Lifetime Five can only be elected once each contract year, and only where the annuitant and the contract owner are the same person or, if the contract owner is an entity, where there is only one annuitant. We reserve the right to limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to contact owners who have an effective Lifetime Five Income Benefit.



-  The annuitant must be at least 45 years old when Lifetime Five is elected.



- Lifetime Five is not available if you elect the Guaranteed Minimum Income Benefit.



- As long as Lifetime Five is in effect, you must allocate your contract value to one or more of the following asset allocation portfolios of the Prudential Series Fund: SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio.



PROTECTED WITHDRAWAL VALUE



The Protected Withdrawal Value is initially used to determine the amount of each initial annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the contract following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the contract value on the date you elect Lifetime Five, plus any additional purchase payments each growing at 5% per year from the date of your election, or application of the purchase payment to your contract, as applicable, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier), (B) the contract value (before reducing the contract value by the amount of the withdrawal) as of the date of the first withdrawal from your contract, and (C) the highest contract value on each contract anniversary prior to the first withdrawal or on the first 10 contract anniversaries if earlier than the date of your first withdrawal after the benefit effective date. Each value is increased by the amount of any subsequent purchase payments.



- If you elect Lifetime Five at the time you purchase your contract, the contract value will be your initial purchase payment.



- For existing contract owners who are electing the Lifetime Five Benefit, the contract value on the date of the contract owner's election of Lifetime Five will be used to determine the initial Protected Withdrawal Value.


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- If you make additional purchase payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional purchase payment.



   You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your contract value is greater than the Protected Withdrawal Value. You are eligible to step-up the Protected Withdrawal Value on or after the 5th anniversary of the first withdrawal under Lifetime Five. The Protected Withdrawal Value can be stepped up again on or after the 5th anniversary following the preceding step-up. If you elect to step-up the Protected Withdrawal Value, and on the date you elect to step-up, the charges under Lifetime Five have changed for new purchasers, you may be subject to the new charge going forward.



   Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current contract value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your contract value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount (as described below) are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.



   The Protected Withdrawal Value is reduced each time a withdrawal is made on a "dollar-for-dollar" basis up to 7% per contract year of the Protected Withdrawal Value and on the greater of a "dollar-for-dollar" basis or a pro rata basis for withdrawals in a contract year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point, the Annual Withdrawal Amount will be zero until such time (if any) as the contract reflects a Protected Withdrawal Value (for example, due to a step-up or additional purchase payments being made into the contract).



ANNUAL INCOME AMOUNT UNDER THE LIFE INCOME BENEFIT



The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under Lifetime Five, if your cumulative withdrawals in a contract year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent contract years. If your cumulative withdrawals are in excess of the Annual Income Amount (Excess Income), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the contract value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any withdrawal charges that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up, your Annual Income Amount increases to equal 5% of your contract value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the purchase payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.



ANNUAL WITHDRAWAL AMOUNT UNDER THE WITHDRAWAL BENEFIT



The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under Lifetime Five, if your cumulative withdrawals each contract year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a "dollar-for-dollar" basis. If your cumulative withdrawals are in excess of the Annual Withdrawal


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        5:



WHAT IS THE LIFETIME FIVE INCOME BENEFIT? CONTINUED

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                                                                         PART II
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Amount (Excess Withdrawal), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the contract value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any withdrawal charges that may apply. When you elect a step-up, your Annual Withdrawal Amount increases to equal 7% of your contract value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional purchase payments. The amount of the increase is equal to 7% of any additional purchase payments. A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.



   Lifetime Five does not affect your ability to make withdrawals under your contract or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each contract year.



- If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any contract year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent contract years.



- If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any contract year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent contract years.



   However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount or Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.



   The following examples of dollar-for-dollar and proportional reductions and the step-up of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the contract date and the effective date of Lifetime Five are February 1, 2005; 2.) an initial purchase payment of $250,000; 3.) the contract value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the contract value is equal to $263,000; and 5.) the contract value on March 1, 2011 is equal to $240,000.



   The initial Protected Withdrawal Value is calculated as the greatest of (a),
(b) and (c):



(a) Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 * 1.05(393/365) = $263,484.33



(b) Contract value on March 1, 2006 (the date of the first withdrawal) =
    $263,000



(c) Contract value on February 1, 2006 (the first contract anniversary) =
    $265,000



   Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).



EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION



If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:



- Remaining Annual Withdrawal Amount for current contract year = $18,550 - $10,000 = $8,550



-  Annual Withdrawal Amount for future contract years remains at $18,550



- Remaining Annual Income Amount for current contract year = $13,250 - $10,000 = $3,250



-  Annual Income Amount for future contract years remains at $13,250



-  Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000


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EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS



a) If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:



- Remaining Annual Withdrawal Amount for current contract year = $18,550 - $15,000 = $3,550



-  Annual Withdrawal Amount for future contract years remains at $18,550



-  Remaining Annual Income Amount for current contract year = $0



- Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future contract years.



- Reduction to Annual Income Amount = Excess Income/contract value before Excess Income * Annual Income Amount = $1,750/($263,000 - $13,250) * $13,250
   = $93



-  Annual Income Amount for future contract years = $13,250 - $93 = $13,157



-  Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000



b) If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:



-  Remaining Annual Withdrawal Amount for current contract year = $0



- Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future contract years.



- Reduction to Annual Withdrawal Amount = Excess Withdrawal/contract value before Excess Withdrawal * Annual Withdrawal Amount = $6,450/($263,000 - $18,550) * $18,550 = $489



-  Annual Withdrawal Amount for future contract years = $18,550 - $489 = $18,061



-  Remaining Annual Income Amount for current contract year = $0



- Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future contract years.



- Reduction to Annual Income Amount = Excess Income/contract value before Excess Income * Annual Income Amount = $11,750/($263,000 - $13,250) * $13,250
   = $623



-  Annual Income Amount for future contract years = $13,250 - $623 = $12,627



- Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction.



-  Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450



- Proportional reduction = Excess Withdrawal/contract value before Excess Withdrawal * Protected Withdrawal Value = $6,450/($263,000 - $18,550) * $246,450 = $6,503



-  Protected Withdrawal Value = $246,450 - max [$6,450, $6,503] = $239,947



EXAMPLE 3. STEP-UP OF THE PROTECTED WITHDRAWAL VALUE



If the Annual Income Amount ($13,250) is withdrawn each year starting on March 1, 2006 for a period of 5 years, the Protected Withdrawal Value on March 1, 2011 would be reduced to $198,750 [$265,000 - ($13,250 * 5)]. If a step-up is elected on March 1, 2011, then the following values would result:



-  Protected Withdrawal Value = contract value on March 1, 2011 = $240,000



- Annual Income Amount is equal to the greater of the current Annual Income Amount or 5% of the stepped up Protected Withdrawal Value. Current Annual Income Amount is $13,250. 5% of the stepped-up Protected Withdrawal Value is 5% of $240,000, which is $12,000. Therefore, the Annual Income Amount remains $13,250.



- Annual Withdrawal Amount is equal to the greater of the current Annual Withdrawal Amount or 7% of the stepped up Protected Withdrawal Value. Current Annual Withdrawal Amount is $18,550. 7% of the stepped-up Protected Withdrawal Value is 7% of $240,000, which is $16,800. Therefore, the Annual Withdrawal Amount remains $18,550.


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        5:



WHAT IS THE LIFETIME FIVE INCOME BENEFIT? CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10


BENEFITS UNDER LIFETIME FIVE



- If your contract value is equal to zero, and the cumulative withdrawals in the current contract year are greater than the Annual Withdrawal Amount, Lifetime Five will terminate. To the extent that your contract value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Once you make this election we will make an additional payment for that contract year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the contract year, if any, depending on the option you choose. In subsequent contract years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount. You will not be able to change the option after your election and no further purchase payments will be accepted under your contract. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current contract year that reduced your contract value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your contract value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your contract value equals zero no further purchase payments will be accepted under your contract.



- If annuity payments are to begin under the terms of your contract or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent contract years or any remaining Protected Withdrawal Value, you can elect one of the following three options:



   1.  apply your contract value to any annuity option available;



   2. request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the annuitant's death; or



   3. request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the annuitant's death or the date the Protected Withdrawal Value is depleted.



   We must receive your request in a form acceptable to us at the Prudential Annuity Service Center.



- In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your contract. The amount that will be applied to provide such annuity payments will be the greater of:



   1. the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your contract; and



   2.  the contract value.



   If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.


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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10


OTHER IMPORTANT CONSIDERATIONS



- Withdrawals under Lifetime Five are subject to all of the terms and conditions of the contract, including any withdrawal charges.



- Withdrawals made while Lifetime Five is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the contract. Lifetime Five does not directly affect the contract value or surrender value, but any withdrawal will decrease the contract value by the amount of the withdrawal (plus any applicable withdrawal charges). If you surrender your contract, you will receive the current contract value, not the Protected Withdrawal Value.



- You can make withdrawals from your contract while your contract value is greater than zero without purchasing Lifetime Five. Lifetime Five provides a guarantee that if your contract value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.



- You must allocate your contract value to one or more of the following asset allocation portfolios of the Prudential Series Fund: SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio.



ELECTION OF LIFETIME FIVE



Lifetime Five can be elected only after the contract date. Elections of Lifetime Five are subject to our eligibility rules and restrictions. The contract owner's contract value as of the date of election will be used as the basis to calculate the initial Protected Withdrawal Value, the initial Annual Withdrawal Amount, and the initial Annual Income Amount.



TERMINATION OF LIFETIME FIVE



Lifetime Five terminates automatically when your Protected Withdrawal Value and Annual Income Amount reach zero. You may terminate Lifetime Five at any time by notifying us. If you terminate Lifetime Five, any guarantee provided by the benefit will terminate as of the date the termination is effective.



   Lifetime Five terminates:



-  upon your surrender of the contract,



- upon the death of the annuitant (but your surviving spouse may elect a new Lifetime Five benefit if your spouse elects the spousal continuance option and your spouse would then be eligible to elect the benefit as if he/she were a new purchaser),



- upon a change in ownership of the contract that changes the tax identification number of the contract owner, or



-  upon your election to begin receiving annuity payments.



   We cease imposing the charge for Lifetime Five upon the earliest to occur of
(i) your election to terminate the benefit, (ii) our receipt of appropriate proof of the death of the owner (or annuitant, for entity owned contracts),
(iii) the annuity date, (iv) automatic termination of the benefit due to an impermissible change of owner or annuitant, or (v) a withdrawal that causes the benefit to terminate.



ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS



If you purchase an annuity contract as an investment vehicle for "qualified" investments, including an IRA, the minimum distribution rules under the Internal Revenue Code of 1986, as amended (Code) require that you begin receiving periodic amounts from your annuity contract beginning after age 70 1/2. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any contract year that required minimum distributions due from your contract that are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the contract payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.


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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10


        6:


HOW CAN I PURCHASE A STRATEGIC PARTNERS

        ANNUITY ONE CONTRACT?
--------------------------------------------------------------------------------

PURCHASE PAYMENTS


The initial purchase payment is the amount of money you first pay us to purchase the contract. The minimum initial purchase payment is $10,000. You must get our prior approval for any initial and additional purchase payment of $1,000,000 or more, unless we are prohibited under applicable state law from insisting on such prior approval. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $1,000 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers.


   You may purchase this contract only if the oldest of the owner, joint owner, annuitant, or co-annuitant is age 85 or younger (or age 80 depending on the version of the contract) on the contract date. Certain age limits apply to certain features and benefits described herein. No subsequent purchase payments may be made on or after the earliest of the 86th birthday (or 81st birthday depending on the version of the contract) of:

-  the owner,

-  the joint owner,

-  the annuitant, or

-  the co-annuitant.

   Currently, the maximum aggregate purchase payments you may make is $20 million. We limit the maximum total purchase payments in any contract year, other than the first to $2 million absent our prior approval. Depending on applicable state law, other limits may apply.

ALLOCATION OF PURCHASE PAYMENTS


When you purchase a contract, we will allocate your invested purchase payment among the variable investment options or, if you choose the Contract Without Credit, the fixed interest rate options based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.


   When you make an additional purchase payment, it will be allocated in the same way as your most recent purchase payment, unless you tell us otherwise. If you purchase the Contract Without Credit, allocations to the DCA Fixed Rate Option must be no less than $5,000.

   You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.


   We generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time. Our business day may close earlier, for example if regular trading on the New York Stock Exchange closes early. Subsequent purchase payments received in good order after the close of the business day will be credited on the following business day.



   At our discretion, we may give initial and subsequent purchase payments (as well as withdrawals and transfers) received in good order by certain broker/dealers prior to the close of a business day the same treatment as they would have received had they been received at the same time at the Prudential Annuity Service Center. For more detail, talk to your registered representative.


CREDITS

If you purchase the Contract With Credit, we will add a credit amount to your contract value with each purchase payment you make. The credit amount is allocated to the variable investment options in the same percentages as the purchase payment.

   Under the version of the Contract With Credit under which bonus credits vest over a seven year period, the credit percentage is currently equal to 4% of each purchase payment. With the approval of the SEC, we

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10

can change that credit percentage, but we guarantee it will never be less than 3%. Under the version of the Contract With Credit under which bonus credits generally are not recapturable after expiration of the free look period, the bonus credit that we pay with respect to any purchase payment depends on (i) the age of the older of the owner or joint owner on the date on which the purchase payment is made and (ii) the amount of the purchase payment. Specifically,

- if the elder owner is 80 or younger on the date that the purchase payment is made, then we will add a bonus credit to the purchase payment equal to 4% if the purchase payment is less than $250,000 or 5% if the purchase payment is greater than or equal to $250,000; and

- if the elder owner is aged 81-85 on the date that the purchase payment is made, then we will add a bonus credit equal to 3% of the amount of the purchase payment.

   Under the version of the Contract With Credit under which bonus credits vest over a seven year period, each credit is subject to its own vesting schedule, which is shown below. If you make a withdrawal of all or part of a purchase payment, or you begin the income phase of the contract, we will take back the non-vested portion of the credit attributable to that purchase payment. Withdrawals of purchase payments occur on a first-in first-out basis. This credit that we take back is in addition to any withdrawal charges that may apply.

   Under the version of the Contract With Credit under which bonus credits vest over a seven year period, bonus credits vest according to the following schedule:

 NUMBER OF CONTRACT ANNIVERSARIES
SINCE DATE OF EACH PURCHASE PAYMENT  VESTED PERCENTAGE
-----------------------------------  -----------------
                 0                            0%
                 1                           10%
                 2                           20%
                 3                           30%
                 4                           40%
                 5                           50%
                 6                           60%
                 7                          100%

   Under each version of the Contract With Credit, if we pay a death benefit under the contract, we have the right to take back any credit we applied one year prior to the date of death or later.

   Under each version of the Contract With Credit, we recapture bonus credits if the owner returns his or her contract during the free look period.

   Depending upon the state in which your contract was issued, your contract may include a different vesting schedule.

CALCULATING CONTRACT VALUE

The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract allocated to the variable investment options, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) adding up the total amount of money allocated to a specific investment option;

2) subtracting from that amount insurance charges and any other applicable charges such as for taxes; and

3) dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment to a variable investment option, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment, plus (if you have purchased the Contract With Credit) any applicable credit, allocated to a variable investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10


        7:


WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

                    PARTNERS ANNUITY ONE CONTRACT?
--------------------------------------------------------------------------------

THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. WE DESCRIBE THESE CHARGES AND EXPENSES BELOW.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract.


INSURANCE AND ADMINISTRATIVE CHARGES



Each day, we make a deduction for the insurance and administrative charges. These charges cover our expenses for mortality and expense risk, administration, marketing and distribution. If you choose a Guaranteed Minimum Death Benefit option, or Lifetime Five Income Benefit option, the insurance and administrative charge also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. We also incur the risk that the death benefit amount exceeds the contract value. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs.



   We calculate the insurance and administrative charge based on the average daily value of all assets allocated to the variable investment options. These charges are not assessed against amounts allocated to the fixed interest rate options. The amount of the charge depends on the death benefit (or other) option that you choose.



   The death benefit charge is equal to:



   -  1.40% on an annual basis if you choose the base death benefit,



   - 1.60% on an annual basis if you choose either the roll-up or step-up Guaranteed Minimum Death Benefit option (i.e., 0.20% in addition to the base death benefit charge), or



   - 1.70% on an annual basis if you choose the greater of the roll-up and step-up Guaranteed Minimum Death Benefit option (i.e., 0.30% in addition to the base death benefit charge).


   We impose an additional insurance and administrative charge of 0.10% annually (of account value attributable to the variable investment options) for the version of the Contract With Credit under which bonus credits generally are not recapturable after expiration of the free look period. We do not assess this charge under the version of the Contract With Credit under which bonus credits vest over a period of seven years.


   We impose an additional charge of 0.60% annually if you choose the Lifetime Five Income Benefit. The 0.60% charge is in addition to the charge we impose for the applicable death benefit. Upon any reset of the amounts guaranteed under this benefit, we reserve the right to adjust the charge to that being imposed at that time for new elections of the benefit.


   If the charges under the contract are not sufficient to cover our expenses, then we will bear the loss. We

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10


do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the contracts. If you choose the Contract With Credit, we will also use any profits from this charge to recoup our costs of providing the credit.


WITHDRAWAL CHARGE

A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. The withdrawal charge may also apply if you begin the income phase during the withdrawal charge period, depending upon the annuity option you choose. The amount and duration of the withdrawal charge depends on whether you choose the Contract With Credit or the Contract Without Credit. The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment was made. Specifically, we maintain an "age" for each purchase payment you have made by keeping track of how many contract anniversaries have passed since the purchase payment was made.

   The withdrawal charge is the percentage, shown below, of the amount withdrawn.

                                        CONTRACT WITH
                                      CREDIT WITHDRAWAL
  NUMBER OF       CONTRACT WITH        CHARGE (VERSION
   CONTRACT     CREDIT WITHDRAWAL        UNDER WHICH
ANNIVERSARIES    CHARGE (VERSION        BONUS CREDITS
SINCE THE DATE     UNDER WHICH        GENERALLY ARE NOT
   OF EACH      BONUS CREDITS VEST      RECAPTURABLE       CONTRACT WITHOUT
   PURCHASE      OVER SEVEN YEAR     AFTER EXPIRATION OF   CREDIT WITHDRAWAL
   PAYMENT           PERIOD)          FREE LOOK PERIOD)         CHARGE
--------------  ------------------   -------------------   -----------------
      0                 7%                     8%                  7%
      1                 7%                     8%                  6%
      2                 7%                     8%                  5%
      3                 6%                     8%                  4%
      4                 5%                     7%                  3%
      5                 4%                     6%                  2%
      6                 3%                     5%                  1%
      7                 2%                     0%                  0%
      8                 1%                     0%                  0%
      9                 0%                     0%                  0%

   If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the next following contract anniversary will apply.

   If you request a withdrawal, we will deduct an amount from the contract value that is sufficient to pay the withdrawal charge, and take back any credit that has not vested under the vesting schedule, if you have chosen the Contract With Credit under which bonus credits vest over several years and provide you with the amount requested.

   If you request a full withdrawal, we will provide you with the full amount of the contract value after making deductions for charges.

   Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We make this "charge-free amount" available to you subject to approval of this feature in your state. We determine the charge-free amount available to you in a given contract year on the contract anniversary that begins that year. In calculating the charge-free amount, we divide purchase payments into two categories -- payments that are subject to a withdrawal charge and those that are not. We determine the charge-free amount based only on purchase payments that are subject to a withdrawal charge. The charge-free amount in a given contract year is equal to 10% of the sum of all the purchase payments subject to the withdrawal charge that you have made as of the applicable contract anniversary. During the first contract year, the charge-free amount is equal to 10% of the initial purchase payment.


   When you make a withdrawal (including a withdrawal under the optional Lifetime Five Income Benefit), we will deduct the amount of the withdrawal first from the available charge-free amount. Any excess amount will then be deducted from purchase payments in excess of the charge-free amount and subject to applicable withdrawal charges. Once you have withdrawn all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.


   If you choose the Contract With Credit and make a withdrawal that is subject to a withdrawal charge, we may use part of that withdrawal charge to recoup our costs of providing the credit.

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        7:


WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

         PARTNERS ANNUITY ONE CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10

   Withdrawal charges will never be greater than permitted by applicable law.

WAIVER OF WITHDRAWAL CHARGES FOR CRITICAL CARE

Except as restricted by applicable state law, we will waive all withdrawal charges upon receipt of proof that the owner or a joint owner is terminally ill, or has been confined to an eligible nursing home or eligible hospital continuously for at least three months after the contract date. We will also waive the contract maintenance charge if you surrender your contract in accordance with the above noted conditions. This waiver is not available if the owner has assigned ownership of the contract to someone else.

MINIMUM DISTRIBUTION REQUIREMENTS


If a withdrawal is taken from a tax qualified contract under the minimum distribution option in order to satisfy an Internal Revenue Service mandatory distribution requirement only with respect to that contract's account balance, we will waive withdrawal charges. See Section 9, "What Are The Tax Considerations Associated With The Strategic Partners Annuity One Contract?"


CONTRACT MAINTENANCE CHARGE

Under the original version of the contract, we do not deduct a contract maintenance charge for administrative expenses while your contract value is $50,000 or more. If your contract value is less than $50,000 on a contract anniversary during the accumulation phase or when you make a full withdrawal, we will deduct $30 (or if your contract value is less than $1,500, then a lower amount equal to 2% of your contract value) for administrative expenses. Under the new version of the contract, we do not deduct a contract maintenance charge for administrative expenses while your contract value is $75,000 or more. If your contract value is less than $75,000 on a contract anniversary during the accumulation phase or when you make a full withdrawal, we will deduct $35 (or a lower amount equal to 2% of your contract value) for administrative expenses. (This fee may differ in certain states.) We may increase this charge up to a maximum of $60 per year. Also, we may raise the level of the contract value at which we waive this fee. We will deduct this charge proportionately from each of your contract's investment options.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

We will impose an additional charge if you choose the Guaranteed Minimum Income Benefit. This is an annual charge equal to 0.25% of the average GMIB protected value. We deduct the charge from your contract value on each of the following events:

-  each contract anniversary;

-  when you begin the income phase of the contract;

- when you decide no longer to participate in the guaranteed minimum income benefit;

-  upon a full withdrawal; and

- upon a partial withdrawal if the remaining contract value would not be enough to cover the then applicable Guaranteed Minimum Income Benefit charge.

   If we impose this fee other than on a contract anniversary, then we will pro-rate it based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted.

   Because the charge is calculated based on the average GMIB protected value, it does not increase or decrease based on changes to the annuity's contract value due to market performance. If the GMIB protected value increases, the dollar amount of the annual charge will increase, while a decrease in the GMIB protected value will decrease the dollar amount of the charge.

   The charge is deducted annually in arrears each contract year on the contract anniversary. We deduct the amount of the charge pro-rata from the contract value allocated to the variable investment options, and for Contract Without Credit, the fixed interest rate options. In some states, we may deduct the charge for the Guaranteed Minimum Income Benefit in a different manner. If you surrender your contract, begin receiving annuity payments under the GMIB or any other annuity payout option we make available during a contract

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10

year, or the GMIB terminates, we will deduct the charge for the portion of the contract year since the prior contract anniversary (or the contract date if in the first contract year). Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the applicable Guaranteed Minimum Income Benefit charge, we will deduct the charge from the amount we pay you.

   THE FACT THAT WE IMPOSE THE CHARGE UPON A FULL OR PARTIAL WITHDRAWAL DOES NOT IMPAIR YOUR RIGHT TO MAKE A WITHDRAWAL AT THE TIME OF YOUR CHOOSING.

   We will not impose the Guaranteed Minimum Income Benefit charge after the income phase begins.

EARNINGS APPRECIATOR BENEFIT CHARGE

We will impose an additional charge if you choose the Earnings Appreciator Benefit. The charge for this benefit is based on an annual rate of 0.15% of your contract value if you have also selected a Guaranteed Minimum Death Benefit option (0.20% if you have not selected a Guaranteed Minimum Death Benefit option).

   We calculate the charge on each of the following events:

   -  each contract anniversary;

   -  when you begin the income phase of the contract;

   -  upon death of the sole or last surviving owner prior to the income phase;

   -  upon a withdrawal; and

   -  upon a subsequent purchase payment.

   The fee is based on the contract value at time of calculation and is pro-rated based on the portion of the contract year since the date the Earnings Appreciator Benefit charge was last calculated.

   The charge is not deducted every time it is calculated. Instead, the charge is deducted, along with any previously calculated but not deducted charge, on each of the following events:

   -  each contract anniversary;

   -  when you begin the income phase of the contract;

   -  upon death of the sole or last surviving owner prior to the income phase;

   -  upon a full withdrawal; and

   - upon a partial withdrawal if the contract value remaining after the partial withdrawal is not enough to cover the then applicable charge.

   We withdraw this charge from each investment option in the same proportion that the amount allocated to the investment option bears to the total contract value. Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the then-applicable Earnings Appreciator Benefit charge, we will deduct the charge from the amount we pay you. We will deem the payment of the Earnings Appreciator Benefit charge as made from earnings for purposes of calculating other charges.

TAXES ATTRIBUTABLE TO PREMIUM

There may be federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a charge against the value of the contract to pay some or all of these taxes. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax on us, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract (contract date). If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. We have the right to increase this fee up to a maximum of $30 per transfer, but we have no current plans to do so. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made.

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        7:



WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

         PARTNERS ANNUITY ONE CONTRACT? CONTINUED
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10

COMPANY TAXES


We pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.



   In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.


UNDERLYING MUTUAL FUND FEES


When you allocate a purchase payment or a transfer to the variable investment options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2004, the fees of these funds ranged on an annual basis from 0.38% to 1.30% of fund assets (these fees reflect the effect of expense reimbursements or waivers, which may terminate at any time). For additional information about these fund fees, please consult the prospectuses for the funds.


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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10


        8:


HOW CAN I

        ACCESS MY MONEY?
--------------------------------------------------------------------------------

YOU CAN ACCESS YOUR MONEY BY:

-  MAKING A WITHDRAWAL (EITHER PARTIAL OR FULL); OR

-  CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

WITHDRAWALS DURING THE ACCUMULATION PHASE

When you make a full withdrawal, you will receive the value of your contract minus any applicable charges and fees and, if you have purchased the Contract With Credit, after we have taken back any credits that have not yet vested. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

   Unless you tell us otherwise, any partial withdrawal and related withdrawal charges will be taken proportionately from all of the investment options you have selected. The minimum contract value that must remain in order to keep the contract in force after a withdrawal is $2,000. If you request a withdrawal amount that would reduce the contract value below this minimum, we will withdraw the maximum amount available that, with the withdrawal charge, would not reduce the contract value below such minimum.

   With respect to the variable investment options, we will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order. We will deduct applicable charges, if any, from the assets in your contract.


   INCOME TAXES, TAX PENALTIES, AND CERTAIN RESTRICTIONS ALSO MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 9.


AUTOMATED WITHDRAWALS


We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual, or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options. The minimum automated withdrawal amount you can make is generally $100. An assignment of the contract terminates any automated withdrawal program that you had in effect.



   INCOME TAXES, TAX PENALTIES, WITHDRAWAL CHARGES, AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 9.


SUSPENSION OF PAYMENTS OR TRANSFERS

The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

- An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or

- The SEC, by order, permits suspension or postponement of payments for the protection of owners.

   We expect to pay the amount of any withdrawal or process any transfer made from the fixed interest rate options promptly upon request.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10


        9:


WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

                    PARTNERS ANNUITY ONE CONTRACT?
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The tax considerations associated with the Strategic Partners Annuity One contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan (including contracts held by a non-natural person, such as a trust, acting as an agent for a natural person), or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.

   This contract may also be purchased as a non-qualified annuity (i.e., a contract not held under a tax-favored retirement plan) by a trust or custodial IRA or 403(b) account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s, as applicable, are the responsibility of the applicable trustee or custodian.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)
TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

   It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract such as the Guaranteed Minimum Death Benefit, should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for these benefits could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

   If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal. Also, if you elect the interest payment option that we may offer, that election will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances you transfer the contract incident to divorce.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments

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and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.); or

- the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035

Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If the annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. (See "Federal Tax Status" in the Statement of Additional Information).

   Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example, we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

TAXES PAYABLE BY BENEFICIARIES

The death benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the death benefit, as determined under federal law, is also included in the owner's estate.

   Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.

   Tax consequences to the beneficiary vary among the death benefit payment options.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10

-  Choice 1:  The beneficiary is taxed on earnings in the contract.

- Choice 2: The beneficiary is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).

- Choice 3: The beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

REPORTING AND WITHHOLDING ON DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the CONTRACTS HELD BY TAX FAVORED PLANS section below for a discussion regarding withholding rules for tax favored plans (for example, an IRA).

   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION

   Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the variable investment options of the annuity contract must be diversified, according to certain rules. We believe these diversification rules will be met.

   An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines may have on transfers between the investment options offered pursuant to this prospectus. We will take any action, including modifications to your contract or the investment options, required to comply with such guidelines if promulgated.

   Please refer to the Statement of Additional Information for further information on these diversification and investor control issues.

   Required Distributions Upon Your Death. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if a periodic payment option is selected by your designated beneficiary and if such payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under

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STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10

the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

   If the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

   Changes In The Contract We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans.

   Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Code. This description assumes that you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

TYPES OF TAX FAVORED PLANS


   IRAs. If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement," attached to this prospectus, contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount your contract is worth, if greater) less any applicable federal and state income tax withholding.



   Contributions Limits/Rollovers. Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. For 2005, the limit is $4,000, increasing to $5,000 in 2008. After 2008, the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500, increasing to $1,000 in 2006 and years thereafter. The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan into another Section 401(a) plan.


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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10

   Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

-  You cannot sell, assign or pledge the contract, other than to Pruco Life;

- The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

- The date on which annuity payments must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70 1/2; and


-  Death and annuity payments must meet "minimum distribution requirements".


   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:


-  A 10% "early distribution penalty";


- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or


-  Failure to take a minimum distribution.


   ROTH IRAs. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements:
   (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or
   (d) for a qualified first time homebuyer distribution within the meaning of
   Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA; and

- If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA, you may only purchase a contract for a Roth IRA in connection with a "rollover" or "conversion" of amounts of another traditional IRA, conduit IRA, or Roth IRA. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to a Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach

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age 70 1/2 and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.


   Effective in 2006, in accordance with recent changes in laws and regulations, required minimum distributions will be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.



   You can use the minimum distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will distribute to you this minimum distribution amount, less any other partial withdrawals that you made during the year.


   Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA or Roth IRA before you attain age 59 1/2.

   Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled; or

- the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.).

   Other exceptions to this tax may apply. You should consult your tax advisor for further details.

WITHHOLDING

Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with three exemptions; and

-  For all other distributions, we will withhold at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10

these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.


   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under Section 7, "What Are The Expenses Associated With The Strategic Partners Annuity One Contract?"



   Information about sales representatives and commissions may be found under "Other Information" and "Sale And Distribution Of The Contract" in Section 10.


   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

ADDITIONAL INFORMATION


For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement," attached to this prospectus.


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        10:


OTHER

        INFORMATION
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PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York.

   Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the contract.

THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life Flexible Premium Variable Annuity Account (separate account), to hold the assets that are associated with the variable annuity contracts. The separate account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

SALE AND DISTRIBUTION OF THE CONTRACT


Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of annuity contracts and life insurance products we offer.



   PIMS's principal business address is 100 Mulberry Street, Newark, New Jersey 07102-4077. PIMS is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the National Association of Securities Dealers, Inc. (NASD).



   The contract is offered on a continuous basis. PIMS enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the contract but are exempt from registration (firms). Applications for the contract are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the contract directly to potential purchasers.



   Commissions are paid to firms on sales of the contract according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of purchase payments made, up to a maximum of 8%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of contract value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the contract. Commissions and other compensation paid in relation to the contract do not result in any additional charge to you or to the separate account.



   In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the contract on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PIMS may enter into compensation arrangements with certain


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broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the contract's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PIMS. A list of firms that PIMS paid pursuant to such arrangements is provided in the Statement of Additional Information which is available upon request.



   To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.



   You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.


LITIGATION


Pruco Life is subject to legal and regulatory actions in the ordinary course of its businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to Pruco Life and that are typical of the businesses in which Pruco Life operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We may also be subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.



     Pruco Life has received formal requests for information relating to its variable annuity business and unregistered separate accounts from regulators, including, among others, the Securities and Exchange Commission and the State of New York Attorney General's Office. Pruco Life is cooperating with all such inquiries.



     Pruco Life's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life's financial position.


ASSIGNMENT


In general, you can assign the contract at any time during your lifetime. If you do so, we will reset the death benefit to equal the contract value on the date the assignment occurs. For details, see Section 4, "What Is The Death Benefit?" We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event. If you assign the contract, that assignment will result in the termination of any automated withdrawal program that had been in effect.


--------------------------------------------------------------------------------
 74

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10


If the new owner wants to re-institute an automated withdrawal program, then he/she needs to submit the forms that we require, in good order.


   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

FINANCIAL STATEMENTS

The financial statements of the separate account and Pruco Life, the co-issuer of the Strategic Partners Annuity One contract, are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Principal Underwriter


-  Payments Made to Promote Sale of Our Products


-  Allocation of Initial Purchase Payment

-  Determination of Accumulation Unit Values

-  Federal Tax Status

-  State Specific Variations


-  Financial Statements


HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contract owner that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling (877) 778-5008.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10

         APPENDIX A

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


As we have indicated throughout this prospectus, the Strategic Partners Annuity One Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here, we depict the historical unit values corresponding to the contract features bearing the highest and lowest combination of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176.



   The portfolio names shown for the corresponding unit values are as of December 31, 2004. For a complete list of the current portfolio names, see
Section 2, "What Investment Options Can I Choose?"


--------------------------------------------------------------------------------
 76

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------



ACCUMULATION UNIT VALUES:
(BASE DEATH BENEFIT 1.40)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000                    $1.00269                  $0.81573                     2,804,198
         1/1/2001 to 12/31/2001                      $0.81573                  $0.65768                    13,472,779
         1/1/2002 to 12/31/2002                      $0.65768                  $0.44784                    17,750,091
         1/1/2003 to 12/31/2003                      $0.44784                  $0.57527                    17,493,004
         1/1/2004 to 12/31/2004                      $0.57527                  $0.62205                    15,595,654
         2/4/2002** to 12/31/2002                    $0.97701                  $0.70649                     2,074,773
         1/1/2003 to 12/31/2003                      $0.70649                  $0.90749                     3,307,801
         1/1/2004 to 12/31/2004                      $0.90749                  $0.98122                     3,450,251

PRUDENTIAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002*** to 12/31/2002                   $1.00967                  $0.80531                        70,722
         1/1/2003 to 12/31/2003                      $0.80531                  $1.04571                       592,315
         1/1/2004 to 12/31/2004                      $1.04571                  $1.13373                     1,097,246
         2/4/2002** to 12/31/2002                    $0.97750                  $0.78176                       610,157
         1/1/2003 to 12/31/2003                      $0.78176                  $1.01497                     1,368,738
         1/1/2004 to 12/31/2004                      $1.01497                  $1.10038                     1,544,892

PRUDENTIAL GLOBAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000                    $0.99803                  $0.87656                       371,999
         1/1/2001 to 12/31/2001                      $0.87656                  $0.71233                     2,021,873
         1/1/2002 to 12/31/2002                      $0.71233                  $0.52578                     2,853,658
         1/1/2003 to 12/31/2003                      $0.52578                  $0.69505                     3,098,273
         1/1/2004 to 12/31/2004                      $0.69505                  $0.75112                     3,171,231
         2/4/2002** to 12/31/2002                    $0.98632                  $0.76666                       491,420
         1/1/2003 to 12/31/2003                      $0.76666                  $1.01366                       748,667
         1/1/2004 to 12/31/2004                      $1.01366                  $1.09542                       774,604

PRUDENTIAL MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000                    $1.00040                  $1.01353                     3,827,370
         1/1/2001 to 12/31/2001                      $1.01353                  $1.04061                    28,517,423
         1/1/2002 to 12/31/2002                      $1.04061                  $1.04179                    30,407,337
         1/1/2003 to 12/31/2003                      $1.04179                  $1.03613                    23,119,477
         1/1/2004 to 12/31/2004                      $1.03613                  $1.03213                    16,405,422
         2/4/2002** to 12/31/2002                    $1.00003                  $1.00082                     1,223,365
         1/1/2003 to 12/31/2003                      $1.00082                  $0.99527                     4,777,403
         1/1/2004 to 12/31/2004                      $0.99527                  $0.99141                     4,662,685



   * DATE THAT THE ORIGINAL VERSION OF THIS ANNUITY WAS FIRST OFFERED.

  ** DATE THAT THE LATER VERSION OF THIS ANNUITY WAS FIRST OFFERED.
 *** DATE THAT THE FUND FIRST BECAME AVAILABLE WITHIN THE ORIGINAL VERSION OF THE ANNUITY.                 THIS CHART
CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10


ACCUMULATION UNIT VALUES (CONTINUED):
(BASE DEATH BENEFIT 1.40)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
PRUDENTIAL STOCK INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000                    $0.99966                  $0.91141                     1,122,383
         1/1/2001 to 12/31/2001                      $0.91141                  $0.79064                     7,243,090
         1/1/2002 to 12/31/2002                      $0.79064                  $0.60663                    11,922,873
         1/1/2003 to 12/31/2003                      $0.60663                  $0.76671                    13,031,875
         1/1/2004 to 12/31/2004                      $0.76671                  $0.83508                    12,497,799
         2/4/2002** to 12/31/2002                    $0.97534                  $0.78517                     2,259,907
         1/1/2003 to 12/31/2003                      $0.78517                  $0.99254                     4,369,924
         1/1/2004 to 12/31/2004                      $0.99254                  $1.08106                     5,673,071

PRUDENTIAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002*** to 12/31/2002                   $1.00859                  $0.79744                       131,956
         1/1/2003 to 12/31/2003                      $0.79744                  $1.00719                       656,248
         1/1/2004 to 12/31/2004                      $1.00719                  $1.15535                     1,400,351
         2/4/2002** to 12/31/2002                    $0.97746                  $0.79350                       924,945
         1/1/2003 to 12/31/2003                      $0.79350                  $1.00220                     1,453,519
         1/1/2004 to 12/31/2004                      $1.00220                  $1.14963                     1,739,846

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000                    $0.99989                  $0.92990                       612,611
         1/1/2001 to 12/31/2001                      $0.92990                  $0.75207                     2,321,220
         1/1/2002 to 12/31/2002                      $0.75207                  $0.57727                     3,164,636
         1/1/2003 to 12/31/2003                      $0.57727                  $0.75587                     3,480,170
         1/1/2004 to 12/31/2004                      $0.75587                  $0.85542                     3,671,537
         2/4/2002** to 12/31/2002                    $0.98198                  $0.80240                       458,213
         1/1/2003 to 12/31/2003                      $0.80240                  $1.05061                       778,049
         1/1/2004 to 12/31/2004                      $1.05061                  $1.18898                       870,360

SP AIM AGGRESSIVE GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000                    $0.99989                  $0.85666                       599,327
         1/1/2001 to 12/31/2001                      $0.85666                  $0.63765                     1,875,278
         1/1/2002 to 12/31/2002                      $0.63765                  $0.49707                     2,447,386
         1/1/2003 to 12/31/2003                      $0.49707                  $0.62015                     2,280,952
         1/1/2004 to 12/31/2004                      $0.62015                  $0.68418                     2,257,823
         2/4/2002** to 12/31/2002                    $0.97611                  $0.80273                       210,394
         1/1/2003 to 12/31/2003                      $0.80273                  $1.00158                       408,387
         1/1/2004 to 12/31/2004                      $1.00158                  $1.10499                       460,455



   * DATE THAT THE ORIGINAL VERSION OF THIS ANNUITY WAS FIRST OFFERED.

  ** DATE THAT THE LATER VERSION OF THIS ANNUITY WAS FIRST OFFERED.
 *** DATE THAT THE FUND FIRST BECAME AVAILABLE WITHIN THE ORIGINAL VERSION OF THE ANNUITY.                 THIS CHART
CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------
 78

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10


ACCUMULATION UNIT VALUES (CONTINUED):
(BASE DEATH BENEFIT 1.40)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP AIM CORE EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000                    $0.99989                  $0.83933                       907,104
         1/1/2001 to 12/31/2001                      $0.83933                  $0.64005                     4,254,778
         1/1/2002 to 12/31/2002                      $0.64005                  $0.53519                     4,851,632
         1/1/2003 to 12/31/2003                      $0.53519                  $0.65281                     4,279,800
         1/1/2004 to 12/31/2004                      $0.65281                  $0.70030                     3,982,664
         2/4/2002** to 12/31/2002                    $0.98416                  $0.85696                       309,138
         1/1/2003 to 12/31/2003                      $0.85696                  $1.04529                       438,902
         1/1/2004 to 12/31/2004                      $1.04529                  $1.12146                       505,329

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000                    $0.99989                  $0.85233                     1,254,905
         1/1/2001 to 12/31/2001                      $0.85233                  $0.71906                     5,750,267
         1/1/2002 to 12/31/2002                      $0.71906                  $0.48794                     6,976,552
         1/1/2003 to 12/31/2003                      $0.48794                  $0.59595                     6,981,606
         1/1/2004 to 12/31/2004                      $0.59595                  $0.62365                     6,751,783
         2/4/2002** to 12/31/2002                    $0.96941                  $0.72083                       743,529
         1/1/2003 to 12/31/2003                      $0.72083                  $0.88040                     1,245,148
         1/1/2004 to 12/31/2004                      $0.88040                  $0.92132                     1,147,725

SP BALANCED ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000                    $0.99989                  $0.98004                     1,201,198
         1/1/2001 to 12/31/2001                      $0.98004                  $0.91008                    13,774,348
         1/1/2002 to 12/31/2002                      $0.91008                  $0.79270                    22,825,268
         1/1/2003 to 12/31/2003                      $0.79270                  $0.96061                    24,925,329
         1/1/2004 to 12/31/2004                      $0.96061                  $1.05233                    25,534,859
         2/4/2002** to 12/31/2002                    $0.98743                  $0.89088                     4,569,334
         1/1/2003 to 12/31/2003                      $0.89088                  $1.07966                     9,899,885
         1/1/2004 to 12/31/2004                      $1.07966                  $1.18290                    11,850,512

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000                    $0.99989                  $1.00456                       831,559
         1/1/2001 to 12/31/2001                      $1.00456                  $0.98804                    12,182,545
         1/1/2002 to 12/31/2002                      $0.98804                  $0.91698                    19,460,197
         1/1/2003 to 12/31/2003                      $0.91698                  $1.05346                    18,946,400
         1/1/2004 to 12/31/2004                      $1.05346                  $1.13137                    19,002,701
         2/4/2002** to 12/31/2002                    $0.99058                  $0.93899                     3,739,863
         1/1/2003 to 12/31/2003                      $0.93899                  $1.07868                     6,890,674
         1/1/2004 to 12/31/2004                      $1.07868                  $1.15831                     8,749,042



  * DATE THAT THE ORIGINAL VERSION OF THIS ANNUITY WAS FIRST OFFERED.

 ** DATE THAT THE LATER VERSION OF THIS ANNUITY WAS FIRST OFFERED.                                   THIS CHART CONTINUES ON
THE NEXT PAGE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10


ACCUMULATION UNIT VALUES (CONTINUED):
(BASE DEATH BENEFIT 1.40)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP DAVIS VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000                    $0.99989                  $1.01293                     3,263,900
         1/1/2001 to 12/31/2001                      $1.01293                  $0.89451                    17,121,317
         1/1/2002 to 12/31/2002                      $0.89451                  $0.74364                    21,195,077
         1/1/2003 to 12/31/2003                      $0.74364                  $0.94911                    20,257,141
         1/1/2004 to 12/31/2004                      $0.94911                  $1.05322                    18,920,898
         2/4/2002** to 12/31/2002                    $0.97724                  $0.86688                     2,962,070
         1/1/2003 to 12/31/2003                      $0.86688                  $1.10632                     4,046,538
         1/1/2004 to 12/31/2004                      $1.10632                  $1.22772                     4,008,092

SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000                    $0.99989                  $1.10899                     1,013,389
         1/1/2001 to 12/31/2001                      $1.10899                  $1.12776                     5,986,116
         1/1/2002 to 12/31/2002                      $1.12776                  $0.95217                     8,420,757
         1/1/2003 to 12/31/2003                      $0.95217                  $1.24988                     8,325,494
         1/1/2004 to 12/31/2004                      $1.24988                  $1.48755                     8,294,965
         2/4/2002** to 12/31/2002                    $0.98396                  $0.84988                     2,200,257
         1/1/2003 to 12/31/2003                      $0.84988                  $1.11558                     3,165,113
         1/1/2004 to 12/31/2004                      $1.11558                  $1.32788                     3,593,566

SP GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000                    $0.99989                  $0.95179                     1,422,198
         1/1/2001 to 12/31/2001                      $0.95179                  $0.82679                    10,013,607
         1/1/2002 to 12/31/2002                      $0.82679                  $0.67465                    15,695,966
         1/1/2003 to 12/31/2003                      $0.67465                  $0.85346                    15,882,317
         1/1/2004 to 12/31/2004                      $0.85346                  $0.95157                    15,498,538
         2/4/2002** to 12/31/2002                    $0.98366                  $0.84346                     3,092,708
         1/1/2003 to 12/31/2003                      $0.84346                  $1.06700                     5,126,970
         1/1/2004 to 12/31/2004                      $1.06700                  $1.18965                     5,476,579

SP LARGE CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000                    $0.99989                  $1.04410                       557,079
         1/1/2001 to 12/31/2001                      $1.04410                  $0.94081                     4,822,405
         1/1/2002 to 12/31/2002                      $0.94081                  $0.77601                     7,324,154
         1/1/2003 to 12/31/2003                      $0.77601                  $0.96995                     6,818,953
         1/1/2004 to 12/31/2004                      $0.96995                  $1.12629                     6,620,325
         2/4/2002** to 12/31/2002                    $0.97731                  $0.83825                     1,061,212
         1/1/2003 to 12/31/2003                      $0.83825                  $1.04790                     1,417,334
         1/1/2004 to 12/31/2004                      $1.04790                  $1.21689                     1,374,111



  * DATE THAT THE ORIGINAL VERSION OF THIS ANNUITY WAS FIRST OFFERED.

 ** DATE THAT THE LATER VERSION OF THIS ANNUITY WAS FIRST OFFERED.                                   THIS CHART CONTINUES ON
THE NEXT PAGE

--------------------------------------------------------------------------------
 80

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10


ACCUMULATION UNIT VALUES (CONTINUED):
(BASE DEATH BENEFIT 1.40)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP LSV INTERNATIONAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000                    $0.99989                  $0.94430                       727,420
         1/1/2001 to 12/31/2001                      $0.94430                  $0.72585                     4,573,063
         1/1/2002 to 12/31/2002                      $0.72585                  $0.59296                     6,199,295
         1/1/2003 to 12/31/2003                      $0.59296                  $0.74486                     5,899,804
         1/1/2004 to 12/31/2004                      $0.74486                  $0.85068                     5,716,172
         2/4/2002** to 12/31/2002                    $0.99846                  $0.85393                       823,568
         1/1/2003 to 12/31/2003                      $0.85393                  $1.07261                     1,230,724
         1/1/2004 to 12/31/2004                      $1.07261                  $1.22497                     1,258,600

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000                    $0.99989                  $0.91251                       810,786
         1/1/2001 to 12/31/2001                      $0.91251                  $0.69040                     2,722,542
         1/1/2002 to 12/31/2002                      $0.69040                  $0.48564                     3,368,105
         1/1/2003 to 12/31/2003                      $0.48564                  $0.60731                     3,287,546
         1/1/2004 to 12/31/2004                      $0.60731                  $0.67315                     2,962,682
         2/4/2002** to 12/31/2002                    $0.96821                  $0.74461                       243,813
         1/1/2003 to 12/31/2003                      $0.74461                  $0.93117                       445,019
         1/1/2004 to 12/31/2004                      $0.93117                  $1.03208                       434,466

SP MID CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000                    $0.99989                  $0.97366                     1,181,291
         1/1/2001 to 12/31/2001                      $0.97366                  $0.75936                     4,194,730
         1/1/2002 to 12/31/2002                      $0.75936                  $0.40193                     5,093,082
         1/1/2003 to 12/31/2003                      $0.40193                  $0.55548                     5,645,379
         1/1/2004 to 12/31/2004                      $0.55548                  $0.65495                     5,609,864
         2/4/2002** to 12/31/2002                    $0.95936                  $0.58443                       756,328
         1/1/2003 to 12/31/2003                      $0.58443                  $0.80750                     1,178,996
         1/1/2004 to 12/31/2004                      $0.80750                  $0.95200                     1,360,156

SP PIMCO HIGH YIELD PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000                    $0.99989                  $1.01546                       722,150
         1/1/2001 to 12/31/2001                      $1.01546                  $1.04100                     7,856,471
         1/1/2002 to 12/31/2002                      $1.04100                  $1.02813                     9,066,653
         1/1/2003 to 12/31/2003                      $1.02813                  $1.24124                     9,447,820
         1/1/2004 to 12/31/2004                      $1.24124                  $1.33818                     9,045,748
         2/4/2002** to 12/31/2002                    $0.99887                  $0.98184                     1,529,066
         1/1/2003 to 12/31/2003                      $0.98184                  $1.18535                     3,798,121
         1/1/2004 to 12/31/2004                      $1.18535                  $1.27784                     4,126,423



  * DATE THAT THE ORIGINAL VERSION OF THIS ANNUITY WAS FIRST OFFERED.

 ** DATE THAT THE LATER VERSION OF THIS ANNUITY WAS FIRST OFFERED.                                   THIS CHART CONTINUES ON
THE NEXT PAGE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10


ACCUMULATION UNIT VALUES (CONTINUED):
(BASE DEATH BENEFIT 1.40)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP PIMCO TOTAL RETURN PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000                    $0.99989                  $1.04774                     1,448,492
         1/1/2001 to 12/31/2001                      $1.04774                  $1.12247                    18,070,959
         1/1/2002 to 12/31/2002                      $1.12247                  $1.21092                    23,310,960
         1/1/2003 to 12/31/2003                      $1.21092                  $1.26394                    27,581,422
         1/1/2004 to 12/31/2004                      $1.26394                  $1.31224                    23,832,755
         2/4/2002** to 12/31/2002                    $1.00358                  $1.06613                     6,564,425
         1/1/2003 to 12/31/2003                      $1.06613                  $1.11297                    10,369,192
         1/1/2004 to 12/31/2004                      $1.11297                  $1.15556                    10,417,848

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000                    $0.99989                  $0.83561                     1,515,243
         1/1/2001 to 12/31/2001                      $0.83561                  $0.67759                     6,095,282
         1/1/2002 to 12/31/2002                      $0.67759                  $0.45382                     8,181,551
         1/1/2003 to 12/31/2003                      $0.45382                  $0.63603                     8,150,706
         1/1/2004 to 12/31/2004                      $0.63603                  $0.76134                     8,016,562
         2/4/2002** to 12/31/2002                    $0.96873                  $0.71988                       794,585
         1/1/2003 to 12/31/2003                      $0.71988                  $1.00882                     1,489,842
         1/1/2004 to 12/31/2004                      $1.00882                  $1.20761                     1,510,321

SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000                    $0.99989                  $0.83474                       441,462
         1/1/2001 to 12/31/2001                      $0.83474                  $0.68188                     2,522,640
         1/1/2002 to 12/31/2002                      $0.68188                  $0.46899                     2,932,746
         1/1/2003 to 12/31/2003                      $0.46899                  $0.62301                     2,995,098
         1/1/2004 to 12/31/2004                      $0.62301                  $0.60866                     2,860,158
         2/4/2002** to 12/31/2002                    $0.97561                  $0.72521                       544,296
         1/1/2003 to 12/31/2003                      $0.72521                  $0.96342                       862,743
         1/1/2004 to 12/31/2004                      $0.96342                  $0.94136                       881,042

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000                    $0.99989                  $0.79227                       693,204
         1/1/2001 to 12/31/2001                      $0.79227                  $0.66171                     3,503,249
         1/1/2002 to 12/31/2002                      $0.66171                  $0.48778                     4,108,519
         1/1/2003 to 12/31/2003                      $0.48778                  $0.60541                     3,953,002
         1/1/2004 to 12/31/2004                      $0.60541                  $0.66033                     3,679,812
         2/4/2002** to 12/31/2002                    $0.97345                  $0.77240                       272,093
         1/1/2003 to 12/31/2003                      $0.77240                  $0.95860                       426,339
         1/1/2004 to 12/31/2004                      $0.95860                  $1.04544                       452,645



  * DATE THAT THE ORIGINAL VERSION OF THIS ANNUITY WAS FIRST OFFERED.

 ** DATE THAT THE LATER VERSION OF THIS ANNUITY WAS FIRST OFFERED.                                   THIS CHART CONTINUES ON
THE NEXT PAGE

--------------------------------------------------------------------------------
 82

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10


ACCUMULATION UNIT VALUES (CONTINUED):
(BASE DEATH BENEFIT 1.40)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000                    $0.99989                  $0.75990                     1,305,959
         1/1/2001 to 12/31/2001                      $0.75990                  $0.56163                     2,243,267
         1/1/2002 to 12/31/2002                      $0.56163                  $0.32494                     2,590,099
         1/1/2003 to 12/31/2003                      $0.32494                  $0.45628                     3,243,536
         1/1/2004 to 12/31/2004                      $0.45628                  $0.45003                     2,868,543
         2/4/2002** to 12/31/2002                    $0.97074                  $0.60245                        40,621
         1/1/2003 to 12/31/2003                      $0.60245                  $0.84598                       338,831
         1/1/2004 to 12/31/2004                      $0.84598                  $0.83430                       351,344

SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000                    $0.99989                  $0.84672                       943,082
         1/1/2001 to 12/31/2001                      $0.84672                  $0.53757                     4,590,254
         1/1/2002 to 12/31/2002                      $0.53757                  $0.41046                     5,579,681
         1/1/2003 to 12/31/2003                      $0.41046                  $0.56496                     5,249,603
         1/1/2004 to 12/31/2004                      $0.56496                  $0.64928                     4,721,996
         2/4/2002** to 12/31/2002                    $0.99603                  $0.80285                       424,766
         1/1/2003 to 12/31/2003                      $0.80285                  $1.10501                       763,000
         1/1/2004 to 12/31/2004                      $1.10501                  $1.27001                       848,132

JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000                    $1.00400                  $0.83038                     1,473,096
         1/1/2001 to 12/31/2001                      $0.83038                  $0.61510                     4,870,436
         1/1/2002 to 12/31/2002                      $0.61510                  $0.44459                     5,096,340
         1/1/2003 to 12/31/2003                      $0.44459                  $0.57657                     4,772,334
         1/1/2004 to 12/31/2004                      $0.57657                  $0.59255                     4,419,591
         2/4/2002** to 12/31/2002                    $0.97419                  $0.74968                       287,219
         1/1/2003 to 12/31/2003                      $0.74968                  $0.97207                       505,453
         1/1/2004 to 12/31/2004                      $0.97207                  $0.99891                       579,355



  * DATE THAT THE ORIGINAL VERSION OF THIS ANNUITY WAS FIRST OFFERED.

 ** DATE THAT THE LATER VERSION OF THIS ANNUITY WAS FIRST OFFERED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10


ACCUMULATION UNIT VALUES:
(GREATER OF ROLL-UP AND STEP-UP GMDB 1.80)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.97697                 $ 0.70404                    3,450,602
         1/1/2003 to 12/31/2003                      $ 0.70404                 $ 0.90077                    4,271,253
         1/1/2004 to 12/31/2004                      $ 0.90077                 $ 0.97012                    4,010,217

PRUDENTIAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.97747                 $ 0.77888                      725,818
         1/1/2003 to 12/31/2003                      $ 0.77888                 $ 1.00718                    1,224,111
         1/1/2004 to 12/31/2004                      $ 1.00718                 $ 1.08760                    1,340,118

PRUDENTIAL GLOBAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.98628                 $ 0.76397                      931,954
         1/1/2003 to 12/31/2003                      $ 0.76397                 $ 1.00614                    1,199,999
         1/1/2004 to 12/31/2004                      $ 1.00614                 $ 1.08309                    1,387,305

PRUDENTIAL MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 1.00000                 $ 0.99705                    7,056,377
         1/1/2003 to 12/31/2003                      $ 0.99705                 $ 0.98772                    4,876,470
         1/1/2004 to 12/31/2004                      $ 0.98772                 $ 0.98001                    3,229,041

PRUDENTIAL STOCK INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.97531                 $ 0.78234                    2,610,229
         1/1/2003 to 12/31/2003                      $ 0.78234                 $ 0.98518                    4,147,497
         1/1/2004 to 12/31/2004                      $ 0.98518                 $ 1.06881                    4,239,763

PRUDENTIAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.97743                 $ 0.79064                    1,420,530
         1/1/2003 to 12/31/2003                      $ 0.79064                 $ 0.99472                    1,723,071
         1/1/2004 to 12/31/2004                      $ 0.99472                 $ 1.13655                    1,711,511

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.98195                 $ 0.79951                      804,367
         1/1/2003 to 12/31/2003                      $ 0.79951                 $ 1.04273                    1,054,946
         1/1/2004 to 12/31/2004                      $ 1.04273                 $ 1.17542                    1,819,093

SP AIM AGGRESSIVE GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.97608                 $ 0.79994                      513,944
         1/1/2003 to 12/31/2003                      $ 0.79994                 $ 0.99412                      576,177
         1/1/2004 to 12/31/2004                      $ 0.99412                 $ 1.09235                      729,494

SP AIM CORE EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.98413                 $ 0.85392                      334,119
         1/1/2003 to 12/31/2003                      $ 0.85392                 $ 1.03750                      646,553
         1/1/2004 to 12/31/2004                      $ 1.03750                 $ 1.10877                      719,848



* DATE THAT THE LATER VERSION OF THIS ANNUITY WAS FIRST OFFERED.                                     THIS CHART CONTINUES ON
THE NEXT PAGE

--------------------------------------------------------------------------------
 84

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10


ACCUMULATION UNIT VALUES (CONTINUED):
(GREATER OF ROLL-UP AND STEP-UP GMDB 1.80)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.96937                 $ 0.71821                    1,027,592
         1/1/2003 to 12/31/2003                      $ 0.71821                 $ 0.87389                    1,398,189
         1/1/2004 to 12/31/2004                      $ 0.87389                 $ 0.91082                    1,503,593

SP BALANCED ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.98740                 $ 0.88776                    9,912,976
         1/1/2003 to 12/31/2003                      $ 0.88776                 $ 1.07157                   13,577,630
         1/1/2004 to 12/31/2004                      $ 1.07157                 $ 1.16938                   14,757,706

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.99055                 $ 0.93552                    8,653,694
         1/1/2003 to 12/31/2003                      $ 0.93552                 $ 1.07047                   11,835,947
         1/1/2004 to 12/31/2004                      $ 1.07047                 $ 1.14512                   11,418,452

SP DAVIS VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.97220                 $ 0.86377                    3,598,104
         1/1/2003 to 12/31/2003                      $ 0.86377                 $ 1.09797                    4,629,960
         1/1/2004 to 12/31/2004                      $ 1.09797                 $ 1.21359                    4,743,766

SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.98392                 $ 0.84686                    3,227,651
         1/1/2003 to 12/31/2003                      $ 0.84686                 $ 1.10728                    4,005,434
         1/1/2004 to 12/31/2004                      $ 1.10728                 $ 1.31266                    4,289,245

SP GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.98362                 $ 0.84047                   10,846,528
         1/1/2003 to 12/31/2003                      $ 0.84047                 $ 1.05905                   16,426,774
         1/1/2004 to 12/31/2004                      $ 1.05905                 $ 1.17612                   17,400,664

SP LARGE CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.97727                 $ 0.83524                    1,348,763
         1/1/2003 to 12/31/2003                      $ 0.83524                 $ 1.04012                    1,972,596
         1/1/2004 to 12/31/2004                      $ 1.04012                 $ 1.20308                    2,190,264

SP LSV INTERNATIONAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.99843                 $ 0.85088                    1,437,758
         1/1/2003 to 12/31/2003                      $ 0.85088                 $ 1.06463                    1,739,862
         1/1/2004 to 12/31/2004                      $ 1.06463                 $ 1.21110                    1,683,353

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.96818                 $ 0.74196                      409,181
         1/1/2003 to 12/31/2003                      $ 0.74196                 $ 0.92413                      463,427
         1/1/2004 to 12/31/2004                      $ 0.92413                 $ 1.02020                      508,970



* DATE THAT THE LATER VERSION OF THIS ANNUITY WAS FIRST OFFERED.                                     THIS CHART CONTINUES ON
THE NEXT PAGE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-10


ACCUMULATION UNIT VALUES (CONTINUED):
(GREATER OF ROLL-UP AND STEP-UP GMDB 1.80)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP MID CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.95933                 $ 0.58236                    1,254,363
         1/1/2003 to 12/31/2003                      $ 0.58236                 $ 0.80142                    2,074,462
         1/1/2004 to 12/31/2004                      $ 0.80142                 $ 0.94104                    2,245,757

SP PIMCO HIGH YIELD PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.99884                 $ 0.97831                    4,341,711
         1/1/2003 to 12/31/2003                      $ 0.97831                 $ 1.17654                    5,773,677
         1/1/2004 to 12/31/2004                      $ 1.17654                 $ 1.26352                    5,960,637

SP PIMCO TOTAL RETURN PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 1.00354                 $ 1.06230                   11,976,408
         1/1/2003 to 12/31/2003                      $ 1.06230                 $ 1.10463                   13,059,353
         1/1/2004 to 12/31/2004                      $ 1.10463                 $ 1.14240                   12,268,215

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.96870                 $ 0.71719                    1,233,087
         1/1/2003 to 12/31/2003                      $ 0.71719                 $ 1.00118                    2,398,707
         1/1/2004 to 12/31/2004                      $ 1.00118                 $ 1.19380                    2,234,106

SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.97557                 $ 0.72253                      647,876
         1/1/2003 to 12/31/2003                      $ 0.72253                 $ 0.95608                    1,001,909
         1/1/2004 to 12/31/2004                      $ 0.95608                 $ 0.93050                    1,070,243

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.97341                 $ 0.76958                      425,562
         1/1/2003 to 12/31/2003                      $ 0.76958                 $ 0.95140                      690,232
         1/1/2004 to 12/31/2004                      $ 0.95140                 $ 1.03340                      687,791

SP TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.97071                 $ 0.60027                      245,867
         1/1/2003 to 12/31/2003                      $ 0.60027                 $ 0.83962                      508,849
         1/1/2004 to 12/31/2004                      $ 0.83962                 $ 0.82475                      690,137

SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.99600                 $ 0.80005                      801,609
         1/1/2003 to 12/31/2003                      $ 0.80005                 $ 1.09681                    1,028,031
         1/1/2004 to 12/31/2004                      $ 1.09681                 $ 1.25572                    1,205,930

JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.97416                 $ 0.74702                      489,739
         1/1/2003 to 12/31/2003                      $ 0.74702                 $ 0.96495                      633,162
         1/1/2004 to 12/31/2004                      $ 0.96495                 $ 0.98783                      621,137



* DATE THAT THE LATER VERSION OF THIS ANNUITY WAS FIRST OFFERED.

--------------------------------------------------------------------------------
 86

                                   APPENDIX B
                  Calculation of Earnings Appreciator Benefit

EXAMPLE 1:
Assume that a purchase payment of $70,000 is made on the contract date. Assume that no withdrawals or subsequent purchase payments are made and that the contract value used in the death benefit calculation is $120,000. Also assume that the owner (or joint owner, if older) is younger than age 66 on the date the application is signed.

45% of lesser of:
  Adjusted Purchase Payment                  $70,000
  Allocated Earnings                         $50,000 contract value minus purchase payment)

Benefit (45% of $50,000)                     $22,500

EXAMPLE 2:
Assume that a 60 year old purchases a contract on 1/1/2001 with a $50,000 purchase payment.

The owner's initial purchase payment (purchase payment #1) grows to $90,000 on 1/1/2005, giving the contract $40,000 IN EARNINGS*, all allocated to the initial purchase payment. On this date, the owner makes an additional purchase payment of $60,000. The $60,000 purchase payment increases the contract value to $150,000 ($90,000 + $60,000). At this time, there are no earnings allocated to the additional purchase payment (purchase payment #2). However, future earnings will now be allocated to the two purchase payments in the following proportions:

      (purchase payment#1 + earnings) / total contract value = ($50,000 + $40,000*) / $150,000 = 60%
      (purchase payment#2 + earnings) / total contract value = ($60,000 + $0) / $150,000 = 40%

On 1/1/2009 the owner makes a withdrawal of $38,000. The contract value has grown an additional $40,000 from $150,000 on 1/1/2005 to $190,000 on 1/1/2009 prior to the withdrawal. The $40,000 IN NEW EARNINGS** will be allocated among the two purchase payments prior to the withdrawal using the percentages determined above.

      $40,000 IN NEW EARNINGS**
      Earnings Allocated to Adjusted Purchase Payment #1 (60% of $40,000**) = $24,000
      Earnings Allocated to Adjusted Purchase Payment # 2 (40% of $40,000**) = $16,000

The earnings allocated to each purchase payment now are as follows:

                                          BEFORE
                                           NEW
                                         EARNINGS        $40,000 NEW EARNINGS         TOTAL
                                         --------    +   --------------------    =   --------
Purchase Payment #1                      $ 50,000              $     0               $ 50,000
Earnings Allocated to #1                 $ 40,000              $24,000               $ 64,000
Purchase Payment #2                      $ 60,000              $     0               $ 60,000
Earnings Allocated to #2                 $      0              $16,000               $ 16,000
                                         --------              -------               --------
                                         $150,000     +        $40,000            =  $190,000

The withdrawal of $38,000 reduces the contract value by 20% ($38,000/$190,000). The withdrawal will reduce both purchase payments and the earnings allocated to each of them by 20% as shown below.

                                 BEFORE
                               WITHDRAWAL         REDUCED BY 20%
                               ----------         --------------
Adjusted Purchase Payment #1    $ 50,000             $ 40,000
Earnings Allocated to #1        $ 64,000             $ 51,200
Adjusted Purchase Payment #2    $ 60,000             $ 48,000
Earnings Allocated to #2        $ 16,000             $ 12,800
                                --------             --------
                                $190,000             $152,000

--------------------------------------------------------------------------------

The contract value grows $20,000 from $152,000 on 1/1/2009 to $172,000 on 1/1/2011. THE $20,000 IN NEW EARNINGS*** will be allocated among the two purchase payments using the percentages determined above.

        $20,000 IN NEW EARNINGS***
        Earnings Allocated to Adjusted Purchase Payment #1 (60% of $20,000***) = $12,000
        Earnings Allocated to Adjusted Purchase Payment # 2 (40% of $20,000***) = $8,000

The earnings allocated to each purchase payment now are as follows:

                                      BEFORE
                                       NEW
                                     EARNINGS        $20,000 NEW EARNINGS         TOTAL
                                     --------    +   --------------------    =   --------
Adjusted Purchase Payment #1         $ 40,000              $     0               $ 40,000
Earnings Allocated to #1             $ 51,200              $12,000               $ 63,200
Adjusted Purchase Payment #2         $ 48,000              $     0               $ 48,000
Earnings Allocated to #2             $ 12,800              $ 8,000               $ 20,800
                                     --------              -------               --------
                                     $152,000    +         $20,000           =   $172,000

Now let's calculate the total Earnings Appreciator Benefit as of 1/1/2011:

Benefit on Purchase Payment #1                           Benefit on Purchase Payment #2
  45% of lesser of:                                      45% of lesser of:
     Adjusted Purchase Payment        $40,000              Adjusted Purchase Payment           $48,000
     Allocated Earnings               $63,200              Allocated Earnings                  $20,800
  45% OF $40,000                      $18,000            45% OF $20,800                         $9,360

         TOTAL EARNINGS APPRECIATOR BENEFIT: $18,000 + $9,360 = $27,360

--------------------------------------------------------------------------------
 88

                       This page intentionally left blank

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE ANNUITY DESCRIBED IN PROSPECTUS ORD000045 (05/2005).


           ---------------------------------------------------------

                               (print your name)


           ---------------------------------------------------------

                                   (address)


           ---------------------------------------------------------

                             (city/state/zip code)



                                MAILING ADDRESS:



                       PRUDENTIAL ANNUITY SERVICE CENTER


                                 P.O. Box 7960


                             Philadelphia, PA 19176

ORD000045

STRATEGIC PARTNERS(SM)
PLUS
VARIABLE ANNUITY
--------------------------------------------------------------------------------

PROSPECTUS: MAY 2, 2005



THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE) AND THE PRUCO LIFE FLEXIBLE PREMIUM ANNUITY ACCOUNT. PRUCO LIFE OFFERS SEVERAL DIFFERENT ANNUITIES WHICH YOUR REPRESENTATIVE MAY BE AUTHORIZED TO OFFER TO YOU. EACH ANNUITY HAS DIFFERENT FEATURES AND BENEFITS THAT MAY BE APPROPRIATE FOR YOU BASED ON YOUR FINANCIAL SITUATION, YOUR AGE AND HOW YOU INTEND TO USE THE ANNUITY. THE DIFFERENT FEATURES AND BENEFITS INCLUDE VARIATIONS IN DEATH BENEFIT PROTECTION AND THE ABILITY TO ACCESS YOUR ANNUITY'S CONTRACT VALUE. THE FEES AND CHARGES UNDER THE ANNUITY CONTRACT AND THE COMPENSATION PAID TO YOUR REPRESENTATIVE MAY ALSO BE DIFFERENT BETWEEN EACH ANNUITY. IF YOU ARE PURCHASING THE CONTRACT AS A REPLACEMENT FOR EXISTING VARIABLE ANNUITY OR VARIABLE LIFE COVERAGE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, ANY SURRENDER OR PENALTY CHARGES YOU MAY INCUR WHEN REPLACING YOUR EXISTING COVERAGE. PRUCO LIFE IS A WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.


THE FUNDS
------------------------------------------------------------

Strategic Partners Plus offers a wide variety of investment choices, including variable investment options that invest in underlying mutual funds. Currently, portfolios of the following underlying mutual funds are being offered: The Prudential Series Fund, Inc., American Skandia Trust, Evergreen Variable Annuity Trust, Gartmore Variable Insurance Trust, and Janus Aspen Series.


  You may choose between two basic versions of Strategic Partners Plus. One version, the Contract With Credit, provides for a bonus credit that we add to each purchase payment you make. If you choose this version of Strategic Partners Plus, some charges and expenses may be higher than if you choose the version without the credit. Those higher charges could exceed the amount of the credit under some circumstances, particularly if you withdraw purchase payments within a few years of making those purchase payments. The Contract With Credit comes in two forms -- one form under which bonus credits generally are not recaptured once the free look period expires and which bears higher charges, and the other form under which bonus credits vest over several years. We will continue to offer the later version of the Contract With Credit in a State until the State has approved the former version, after which approval we will offer only the former version.


PLEASE READ THIS PROSPECTUS
------------------------------------------------------------
Please read this prospectus before purchasing a Strategic Partners Plus variable annuity contract, and keep it for future reference. The current prospectuses for the underlying mutual funds contain important information about the mutual funds. When you invest in a variable investment option that is funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference.

TO LEARN MORE ABOUT STRATEGIC PARTNERS PLUS
------------------------------------------------------------

To learn more about the Strategic Partners Plus variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 2, 2005. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. Pruco Life also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's office, and can also be obtained from the SEC's Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549-0102. (See SEC file number 333-37728.) You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. The SEC maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Plus SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is set forth in
Section 10 of this prospectus.


  For a free copy of the SAI, call us at (888) PRU-2888, or write to us at Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176.


THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS PLUS IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

STRATEGIC PARTNERS(SM) IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA.                                                                   P2082

CONTENTS
--------------------------------------------------------------------------------


                                       PART I: STRATEGIC PARTNERS PLUS PROSPECTUS
                                       -------------------------------------------------

                                       SUMMARY
                                       -------
                                                Glossary...........................................      6
                                                Summary............................................     10
                                                Summary Of Contract Expenses.......................     15
                                                Expense Examples...................................     21

                                       PART II: STRATEGIC PARTNERS PLUS PROSPECTUS
                                       ------------------------------------------------------------

                                       SECTIONS 1-10
                                       ------------------------------------------------------------

                                           Section 1: What is the Strategic Partners Plus Variable
                                             Annuity?..............................................     26
                                                Short Term Cancellation Right Or "Free Look".......     27

                                           Section 2: What Investment Options Can I Choose?........     28
                                                Variable Investment Options........................     28
                                                Fixed Interest Rate Options........................     38
                                                Transfers Among Options............................     39
                                                Additional Transfer Restrictions...................     39
                                                Dollar Cost Averaging..............................     40
                                                Asset Allocation Program...........................     41
                                                Auto-Rebalancing...................................     41
                                                Scheduled Transactions.............................     41
                                                Voting Rights......................................     42
                                                Substitution.......................................     42

                                           Section 3: What Kind Of Payments Will I Receive During
                                             the Income Phase? (Annuitization).....................     43
                                                Payment Provisions.................................     43
                                                Payment Provisions Without The Guaranteed Minimum
                                                  Income Benefit...................................     43
                                                    Option 1: Annuity Payments For A Fixed
                                                      Period.......................................     43
                                                    Option 2: Life Annuity with 120 Payments (10
                                                      Years) Certain...............................     43
                                                    Option 3: Interest Payment Option..............     44
                                                    Other Annuity Options..........................     44
                                                Tax Considerations.................................     44
                                                Guaranteed Minimum Income Benefit..................     44
                                                    GMIB Option 1 -- Single Life Payout Option.....     45
                                                    GMIB Option 2 -- Joint Life Payout Option......     45
                                                How We Determine Annuity Payments..................     46

                                           Section 4: What Is The Death Benefit?...................     48
                                                Beneficiary........................................     48
                                                Calculation Of The Death Benefit...................     48
                                                Guaranteed Minimum Death Benefit...................     48
                                                    GMDB Roll-Up...................................     48
                                                    GMDB Step-Up...................................     48
                                                Special Rules If Joint Owners......................     49
                                                Payout Options.....................................     49
                                                Earnings Appreciator Death Benefit.................     50
                                                Spousal Continuance Benefit........................     51

                                           Section 5: What Is The Lifetime Five(SM) Income
                                             Benefit?..............................................     53
                                                Lifetime Five Income Benefit.......................     53

                                           Section 6: How Can I Purchase A Strategic Partners Plus
                                             Contract?.............................................     59
                                                Purchase Payments..................................     59
                                                Allocation Of Purchase Payments....................     59
                                                Credits............................................     59

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                                                Calculating Contract Value.........................     60

                                           Section 7: What Are The Expenses Associated With The
                                             Strategic Partners Plus Contract?.....................     61
                                                Insurance And Administrative Charges...............     61
                                                Withdrawal Charge..................................     62
                                                Waiver Of Withdrawal Charges For Critical Care.....     63
                                                Minimum Distribution Requirements..................     63
                                                Contract Maintenance Charge........................     63
                                                Guaranteed Minimum Income Benefit Charge...........     63
                                                Earnings Appreciator Benefit Charge................     64
                                                Taxes Attributable To Premium......................     64
                                                Transfer Fee.......................................     64
                                                Company Taxes......................................     65
                                                Underlying Mutual Fund Fees........................     65

                                           Section 8: How Can I Access My Money?...................     66
                                                Withdrawals During The Accumulation Phase..........     66
                                                Automated Withdrawals..............................     66
                                                Suspension Of Payments Or Transfers................     66

                                           Section 9: What Are The Tax Considerations Associated
                                             With The Strategic Partners Plus Contract?............     67
                                                Contracts Owned by Individuals (Not Associated With
                                                  Tax-Favored Retirement Plans)....................     67
                                                Contracts Held By Tax-Favored Plans................     69

                                           Section 10: Other Information...........................     74
                                                Pruco Life Insurance Company.......................     74
                                                The Separate Account...............................     74
                                                Sale and Distribution Of The Contract..............     74
                                                Litigation.........................................     75
                                                Assignment.........................................     75
                                                Financial Statements...............................     76
                                                Statement Of Additional Information................     76
                                                Householding.......................................     76

                                           Appendix A..............................................     77
                                                Accumulation Unit Values...........................     77

                                           Appendix B..............................................     90
                                                Calculation Of Earnings Appreciator Benefit........     90

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PART I SUMMARY
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STRATEGIC PARTNERS PLUS PROSPECTUS

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

GLOSSARY
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WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving income payments, the value of your contract minus any charge we impose for premium taxes and withdrawal charges.

ADJUSTED PURCHASE PAYMENT

Your invested purchase payment adjusted for any subsequent withdrawals. The adjusted purchase payment is used only for calculations of the Earnings Appreciator Benefit.


ANNUAL INCOME AMOUNT



Under the terms of the Lifetime Five Income Benefit, an amount that you can withdraw each year as long as the annuitant lives. The Annual Income Amount is set initially as a percentage of the Protected Withdrawal Value, but will be adjusted to reflect subsequent purchase payments, withdrawals, and any step-up.



ANNUAL WITHDRAWAL AMOUNT



Under the terms of the Lifetime Five Income Benefit, an amount that you can withdraw each year as long as there is Protected Withdrawal Value remaining. The Annual Withdrawal Amount is set initially to equal 7% of the initial Protected Withdrawal Value, but will be adjusted to reflect subsequent purchase payments, withdrawals, and any step-up.


ANNUITANT

The person whose life determines the amount of income payments that we will pay. If the annuitant dies before the annuity date, the co-annuitant (if any) becomes the annuitant if the contract's requirements for changing the annuity date are met. If, upon the death of the annuitant, there is no surviving eligible co-annuitant, and the owner is not the annuitant, then the owner becomes the annuitant.

ANNUITY DATE

The date when income payments are scheduled to begin. You must have our permission to change the annuity date. If the co-annuitant becomes the annuitant due to the death of the annuitant, and the co-annuitant is older than the annuitant, then the annuity date will be based on the age of the co-annuitant, provided that the contract's requirements for changing the annuity date are met (e.g., the co-annuitant cannot be older than a specified age). If the co-annuitant is younger than the annuitant, then the annuity date will remain unchanged.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.

BUSINESS DAY


A day on which the New York Stock Exchange is open for business. Our business day generally ends at 4:00 p.m. Eastern time.


CO-ANNUITANT

The person shown on the contract data pages who becomes the annuitant (if eligible) upon the death of the annuitant if the contract's requirements for changing the annuity date are met. No co-annuitant may be designated if the owner is a non-natural person.

CONTRACT DATE

The date we accept your initial purchase payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER, OR YOU

The person entitled to the ownership rights under the contract.

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                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CONTRACT WITH CREDIT

A version of the annuity contract that provides for a bonus credit with each purchase payment that you make and has higher withdrawal charges and (with respect to the later version of the contract) higher insurance and administrative costs than the Contract Without Credit.

CONTRACT WITHOUT CREDIT

A version of the annuity contract that does not provide a credit and has lower withdrawal charges than the Contract With Credit and (with respect to the later version of the Contract With Credit) lower insurance and administrative costs.

CREDIT


If you choose the Contract With Credit, this is the bonus amount that we allocate to your account each time you make a purchase payment. The amount of the credit is a percentage of the purchase payment. Under one version of the Contract With Credit, the credit is subject to a vesting schedule, which means that if you withdraw all or part of a purchase payment within a certain period, or you begin the income phase or we pay a death benefit during that period, we may take back all or part of the credit. Under another version of the Contract With Credit, bonus credits generally are not recaptured once the free look period expires. Our reference in the preceding sentence to "generally are not recaptured" refers to the fact that we have the contractual right to deduct, from the death benefit we pay, the amount of any credit corresponding to a purchase payment made within one year before death. We have the ability to recapture such credits under both versions of the Contract With Credit. See
Section 6, "How Can I Purchase A Strategic Partners Plus Contract?"



DEATH BENEFIT



If a death benefit is payable, the beneficiary you designate will receive, at a minimum, the total invested purchase payments, reduced proportionally by withdrawals, or a potentially greater amount related to market appreciation. The Guaranteed Minimum Death Benefit is available for an additional charge. See
Section 4, "What Is the Death Benefit?"



DOLLAR COST AVERAGING FIXED RATE OPTION (DCA FIXED RATE OPTION)


An investment option that offers a fixed rate of interest for a selected period during which periodic transfers are automatically made to selected variable investment options.

EARNINGS APPRECIATOR BENEFIT (EAB)

An optional feature available for an additional charge that may provide a supplemental death benefit based on earnings under the contract.

FIXED INTEREST RATE OPTIONS

Under the Contract Without Credit, these are investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options.

GOOD ORDER

An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.

GUARANTEED MINIMUM DEATH BENEFIT (GMDB)

An optional feature available for an additional charge that guarantees that the death benefit that the beneficiary receives will be no less than a certain GMDB protected value.

GMDB PROTECTED VALUE

The amount guaranteed under the Guaranteed Minimum Death Benefit, which may equal the GMDB roll-up value, the GMDB step-value, or the greater of the two. The GMDB protected value will be subject to certain age restrictions and time durations, however, it will still increase by subsequent invested purchase payments and reduce proportionally by withdrawals.

GLOSSARY CONTINUED
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                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

GMDB ROLL-UP

We use the GMDB roll-up value to compute the GMDB protected value of the Guaranteed Minimum Death Benefit. The GMDB roll-up is equal to the invested purchase payments compounded daily at an effective annual interest rate starting on the date that each invested purchase payment is made, subject to a cap, and reduced proportionally by withdrawals.

GMDB STEP-UP

We use the GMDB step-up value to compute the GMDB protected value of the Guaranteed Minimum Death Benefit. Generally speaking, the GMDB step-up establishes a "high water mark" of protected value that we would pay upon death, even if the contract value has declined. For example, if the GMDB step-up were set at $100,000 on a contract anniversary, and the contract value subsequently declined to $80,000 on the date of death, the GMDB step-up value would nonetheless remain $100,000 (assuming no additional purchase payments or withdrawals).

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

An optional feature available for an additional charge that guarantees that the income payments you receive during the income phase will be no less than a certain GMIB protected value applied to the GMIB guaranteed annuity purchase rates.

GMIB PROTECTED VALUE

We use the GMIB protected value to calculate annuity payments should you annuitize under the Guaranteed Minimum Income Benefit.


   The value is calculated daily and is equal to the GMIB roll-up, until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant or number of contract anniversaries. At such point, the GMIB protected value will be increased by any subsequent invested purchase payments, and any withdrawals will proportionally reduce the GMIB protected value. The GMIB protected value is not available as a cash surrender benefit or a death benefit, nor is it used to calculate the cash surrender value or death benefit.


INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

INCOME PHASE

The period during which you receive income payments under the contract.

INVESTED PURCHASE PAYMENTS

Your purchase payments (which we define below) less any deduction we make for any tax charge.

JOINT OWNER

The person named as the joint owner, who shares ownership rights with the owner as defined in the contract.


LIFETIME FIVE INCOME BENEFIT



An optional feature available for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your contract value, subject to our rules regarding the timing and amount of withdrawals. There are two options--one is designed to provide an annual withdrawal amount for life and the other is designed to provide a greater annual withdrawal amount (than the first option) as long as there is Protected Withdrawal Value.


NET PURCHASE PAYMENTS

Your total purchase payments less any withdrawals you have made.


PROPORTIONAL WITHDRAWALS



A method that involves calculating the percentage of your contract value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the applicable benefit value by reducing such value in the same proportion as the contract value was reduced by the withdrawal as of the date the withdrawal occurred.

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                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY


PROTECTED WITHDRAWAL VALUE



Under the Lifetime Five Income Benefit, we guarantee an amount that you can withdraw each year until those annual withdrawals, when added together, reach an aggregate limit. We call that aggregate limit the Protected Withdrawal Value. Purchase payments and withdrawals you make will result in an adjustment to the Protected Withdrawal Value. In addition, you may elect to step-up your Protected Withdrawal Value under certain circumstances.


PRUDENTIAL ANNUITY SERVICE CENTER


For general correspondence: P.O. Box 7960, Philadelphia, PA 19176. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The telephone number is
(888) PRU-2888. Prudential's Web site is www.prudential.com.


PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. Generally, you can make additional purchase payments at any time during the accumulation phase.

SEPARATE ACCOUNT

Purchase payments allocated to the variable investment options are held by us in a separate account called the Pruco Life Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life.

STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Strategic Partners Plus variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

TAX DEFERRAL


This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See
Section 9, "What Are The Tax Considerations Associated With The Strategic Partners Plus Contract?"



VARIABLE INVESTMENT OPTION


When you choose a variable investment option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life that invests in a particular mutual fund is referred to in your contract as a subaccount.

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY


SUMMARY FOR SECTIONS 1-10

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FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.

SECTION 1
WHAT IS THE STRATEGIC PARTNERS PLUS VARIABLE ANNUITY?

The Strategic Partners Plus variable annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company (Pruco Life, we or us). The contract allows you to invest on a tax-deferred basis in variable investment options and if you choose the Contract Without Credit, fixed interest rate options. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.

   There are two basic versions of the Strategic Partners Plus variable annuity discussed in this prospectus.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

-  has higher withdrawal charges than the Contract Without Credit,

- the version of the contract under which bonus credits generally are not recaptured after the free look period has higher insurance and administrative charges than the Contract Without Credit,

-  has no fixed interest rate investment options available,

- comes in one version under which bonus credits generally are not recaptured once the free look period expires, and another version under which bonus credits vest over a period of several years. Once a State has approved the former version, we will cease offering the later version, and

- Under the Contract With Credit under which bonus credits generally are not recaptured once the free look period expires, we have the contractual right to deduct, from the death benefit we pay, the amount of any credit corresponding to a purchase payment made within one year before death.

-  Contract Without Credit.

-  does not provide a credit,

-  has lower withdrawal charges than the Contract With Credit.

- has lower insurance and administrative costs than the Contract With Credit under which the bonus credits generally are not recaptured after the free look period,

- offers two fixed interest rate investment options: a one-year fixed rate option and a dollar cost averaging fixed rate option.

   Beginning in 2002, we started offering a version of both the Contract Without Credit and the Contract With Credit that differ from the previously-issued contracts with regard to maximum issue age, maximum annuitization age, Spousal Continuance Benefit, credit amount, contract maintenance charge, and minimum guaranteed interest rate. This subsequent version of the Strategic Partners Plus contract is described in a different prospectus.

   The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value, including an investment in the Prudential Money Market Portfolio variable investment option.

   The fixed interest rate options available under the Contract Without Credit offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually.

   You may make up to 12 free transfers each contract year among the investment options. For the Contract Without Credit, certain restrictions apply to transfers involving the fixed interest rate options.

   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.

- During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.

- The income phase starts when you begin receiving regular payments from your contract.

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                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

   The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments, such as age, gender, and the payout option you select.

   The contract offers a choice of income and death benefit options, which may also be available to you.

   There are certain state variations to this contract that are referred to in this prospectus. Please see your contract for further information on these and other variations.

   We may amend the contract as permitted by law. For example, we may add new features to the contract. Subject to applicable law, we determine whether or not to make such contract amendments available to contracts that already have been issued.

   If you change your mind about owning Strategic Partners Plus, you may cancel your contract within 10 days after receiving it (or whatever period is required under applicable law). This time period is referred to as the "Free Look" period.


SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?



You can invest your money in several variable investment options. The variable investment options are classified according to their investment style, and a brief description of each portfolio's investment objective and key policies is set forth in Section 2, to assist you in determining which portfolios may be of interest to you.



   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the underlying mutual fund portfolios used by the variable investment options that you choose. Past performance is not a guarantee of future results.


   Under the Contract Without Credit, you may also invest your money in fixed interest rate options.

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you cannot change your payment plan.


   For an additional fee, you may also choose, if it is available under your contract, the Guaranteed Minimum Income Benefit (GMIB). The Guaranteed Minimum Income Benefit provides that once the income period begins, your income payments will be no less than a value that is based on a certain "GMIB protected value" applied to the GMIB guaranteed annuity purchase rates. See Section 3, "What Kind Of Payments Will I Receive During The Income Phase?"



   The Lifetime Five Income Benefit (discussed in Section 5) may provide an additional amount upon which your annuity payments are based.


SECTION 4
WHAT IS THE DEATH BENEFIT?

In general, if the sole owner, or last surviving of the owner and joint owner, dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive, at a minimum, the greater of (i) the contract value, (ii) either the base death benefit or, for a higher insurance charge, a potentially larger Guaranteed Minimum Death Benefit (GMDB).

   The base death benefit equals the total invested purchase payments reduced proportionally by withdrawals. The Guaranteed Minimum Death Benefit is equal to a "GMDB protected value" that depends upon which of the following Guaranteed Minimum Death Benefit options you choose:

- the highest value of the contract on any contract anniversary, which we call the "GMDB step-up value";

- the total amount you invest increased by a guaranteed rate of return, which we call the "GMDB roll-up value"; or

SUMMARY FOR SECTIONS 1-10 CONTINUED
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                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

-  the greater of the GMDB step-up value and GMDB roll-up value.


   On the date we receive proof of death in good order, in lieu of paying a death benefit, we will allow the surviving spouse to continue the contract by exercising the Spousal Continuance Benefit, if the conditions that we describe, in Section 4, are met.



   For an additional fee, you may also choose, if it is available under your contract, the Earnings Appreciator supplemental death benefit which provides a benefit payment upon the death of the sole owner, or last surviving of the owner and joint owner, during the accumulation phase.



SECTION 5
WHAT IS THE LIFETIME FIVE(SM) INCOME BENEFIT?



The Lifetime Five Income Benefit is an optional feature that guarantees your ability to withdraw an amount equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your contract value, subject to our rules regarding the timing and amounts of withdrawals. There are two options--one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit"), and the other is designed to provide a greater annual withdrawal amount (than the first option), as long as there is Protected Withdrawal Value (adjusted, as described in Section 5) (the "Withdrawal Benefit"). The annuitant must be at least 45 years old when the Lifetime Five Income Benefit is elected.



   The charge for the Lifetime Five Income Benefit is a daily fee equal on an annual basis to 0.60% of the contract value allocated to the variable investment options. This charge is in addition to the charge for the applicable death benefit.



SECTION 6
HOW CAN I PURCHASE A STRATEGIC PARTNERS PLUS CONTRACT?



You can purchase this contract, under most circumstances, with a minimum initial purchase payment of $10,000. You must get our prior approval for any initial and additional purchase payment of $1,000,000 or more, unless we are prohibited under applicable state law from insisting on such prior approval. Generally, you can make additional purchase payments of $1,000 ($100 if made through electronic funds transfer) or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms. The Contract With Credit provides for the allocation of a credit with each purchase payment.


   You may purchase this contract only if the oldest of the owner, joint owner, annuitant, or co-annuitant is age 85 or younger (or age 80 depending on the version of the contract) on the contract date. In addition, certain age limits apply to certain features and benefits described herein.


SECTION 7
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS CONTRACT?


The contract has insurance features and investment features, both of which have related costs and charges.

- Each year (or upon full surrender) we deduct a contract maintenance charge. For the original version of the contract, if your contract value is $50,000 or more, we do not deduct such a charge. If your contract value is less than $50,000, we deduct a charge equal to the lesser of $30 or 2% of your contract value. For the later version of the contract, we deduct a contract maintenance charge of $35 if your contract value is less than $75,000 (or 2% of your contract value, if that amount is less than $35).


- For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit (or other) option that you choose. The daily cost is equivalent to an annual charge as follows:



   --  1.40% if you choose the base death benefit,



   -- 1.60% if you choose the roll-up or step-up Guaranteed Minimum Death Benefit option (i.e., 0.20% in addition to the base death benefit charge), or



   -- 1.70% if you choose the greater of the roll-up and step-up Guaranteed Minimum Death

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                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY


       Benefit option (i.e., 0.30% in addition to the base death benefit charge).



   -- 0.60% if you choose the Lifetime Five Income Benefit. This charge is in addition to the charge for the applicable death benefit.


- We will deduct an additional charge under the version of the Contract With Credit under which bonus credits generally are not recaptured once the free look period expires. The charge for this feature is equal to 0.10% annually.

- We will deduct an additional charge if you choose the Guaranteed Minimum Income Benefit. We deduct this annual charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is equal to 0.25% of the average GMIB protected value. In the future, we may also offer other options, for which different charges may apply.

- We will deduct an additional charge if you choose the Earnings Appreciator supplemental death benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.15% of your contract value if you have also selected the Guaranteed Minimum Death Benefit option (0.20% if you have not selected the Guaranteed Minimum Death Benefit Option).

- There are a few states/jurisdictions that assess a premium tax on us when you begin receiving regular income payments from your annuity. In those states, we deduct a charge designed to approximate this tax, which can range from 0-3.5% of your contract value.


- There are also expenses associated with the mutual funds. For 2004, the fees of these funds ranged on an annual basis from 0.38% to 1.79% of fund assets, which were reduced by expense reimbursements or waivers to 0.38% to 1.30%. These reimbursements or waivers may be terminated at any time.


-  If you withdraw money (or you begin the income phase) less than:

   -- nine contract anniversaries after the purchase payment, if you purchase the Contract With Credit under which bonus credits vest over a seven year period, or

   -- seven contract anniversaries after the purchase payment, if you purchase the Contract Without Credit, then you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7%. For the version of the Contract With Credit under which bonus credits generally are not recaptured once the free look period expires, a withdrawal charge applies at any time prior to the seventh contract anniversary after a purchase payment was made, which ranges from 5-8%.


   For more information, including details about other possible charges under the contract, see "Summary Of Contract Expenses" and Section 7, "What Are The Expenses Associated With The Strategic Partners Plus Contract?"



SECTION 8
HOW CAN I ACCESS MY MONEY?


You may withdraw money at any time during the accumulation phase. You may, however, be subject to income tax and, if you make a withdrawal prior to age
59 1/2, an additional tax penalty as well. If you withdraw money less than nine years (for the Contract With Credit under which bonus credits vest over a seven year period) or seven years (for the Contract Without Credit) after making a purchase payment, we may impose a withdrawal charge. For the Contract With Credit under which bonus credits generally are not recaptured once the free look period expires, a withdrawal charge applies during the first seven contract years after a purchase payment was made, which ranges from 5-8%. In addition, if you purchase a Contract With Credit, we may take back any credit that has not vested that corresponds to the purchase payment(s) you withdraw.


   We offer an optional benefit, called the Lifetime Five Income Benefit, under which we guarantee that certain amounts will be available to you for withdrawal, regardless of market-related declines in your contract value. You need not participate in this benefit in order to withdraw some or all of your money.

SUMMARY FOR SECTIONS 1-10 CONTINUED

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                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY


SECTION 9
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS CONTRACT?


Your earnings are generally not taxed until withdrawn. If you withdraw money during the accumulation phase, the tax laws treat the withdrawal as first a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a partial return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth IRAs) are taxable and subject to the 10% penalty if withdrawn prior to age 59 1/2.


SECTION 10
OTHER INFORMATION


This contract is issued by Pruco Life Insurance Company (Pruco Life), a subsidiary of The Prudential Insurance Company of America, and sold by registered representatives of affiliated and unaffiliated broker/dealers.

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES
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THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS YOU WILL PAY FOR STRATEGIC PARTNERS PLUS. THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.


For more detailed information, including additional information about current and maximum charges, see Section 7, "What Are The Expenses Associated With The Strategic Partners Plus Contract?" The individual fund prospectuses contain detailed expense information about the underlying mutual funds.


                      CONTRACT OWNER TRANSACTION EXPENSES

 WITHDRAWAL CHARGE(1)
 ---------------------------------------------------------------------------------------------------------------------
                                                              CONTRACT WITH CREDIT (BONUS
      NUMBER OF CONTRACT       CONTRACT WITH CREDIT (BONUS       CREDITS GENERALLY NOT
 ANNIVERSARIES SINCE PURCHASE  CREDITS VEST OVER SEVEN YEAR  RECAPTURABLE AFTER EXPIRATION
           PAYMENT                       PERIOD)                 OF FREE LOOK PERIOD)        CONTRACT WITHOUT CREDIT
 ----------------------------  ----------------------------  -----------------------------  --------------------------
              0                            7%                             8%                            7%
              1                            7%                             8%                            6%
              2                            7%                             8%                            5%
              3                            6%                             8%                            4%
              4                            5%                             7%                            3%
              5                            4%                             6%                            2%
              6                            3%                             5%                            1%
              7                            2%                             0%                            0%
              8                            1%                             0%                            0%
              9                            0%                             0%                            0%
                                --------------------------     --------------------------   --------------------------

MAXIMUM TRANSFER FEE
--------------------
         Each transfer after 12(2)                   $30.00


CHARGE FOR PREMIUM TAX IMPOSED ON US BY CERTAIN STATES/JURISDICTIONS
--------------------------------------------------------------------------------
                                                    Up to 3.5% of contract value


1: Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We will waive the withdrawal charge if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" in Section 7. In certain states reduced withdrawal charges may apply under the Contract With Credit. Your contract contains the applicable charges.


2: Currently we charge $25 for each transfer after the twelfth in a contract year. As shown in the table, we can increase that charge up to a maximum of $30, but have no current intention to do so. We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing and do not count them toward the limit of 12 free transfers per year.

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

The next table describes the fees and expenses you will pay periodically during the time that you own the contract, not including underlying mutual fund fees and expenses.


                           PERIODIC ACCOUNT EXPENSES



MAXIMUM CONTRACT MAINTENANCE CHARGE AND CONTRACT CHARGE UPON FULL WITHDRAWAL(3)
------------------------------------------------------------------
                                                                                        $60.00

INSURANCE AND ADMINISTRATIVE EXPENSES WITH THE INDICATED BENEFITS
------------------------------------------------------------------
         AS A PERCENTAGE OF ACCOUNT VALUE IN VARIABLE INVESTMENT OPTIONS:



                                                               CONTRACT WITH
                                                               CREDIT (BONUS
                                                             CREDITS GENERALLY
                                                              NOT RECAPTURABLE
                                                            AFTER EXPIRATION OF
                                                             FREE LOOK PERIOD)
                                     ------------------------------------------------------------------
         Base Death Benefit          1.50%
         Base Death Benefit with     2.10%
           Lifetime Five Income
           Benefit
         Guaranteed Minimum Death    1.70%
           Benefit Option--Roll-up
           or Step-up
         Guaranteed Minimum Death    2.30%
           Benefit Option--Roll-up
           or Step-up with Lifetime
           Five Income Benefit
         Guaranteed Minimum Death    1.80%
           Benefit Option--Greater
           of Roll-up or Step-up
         Guaranteed Minimum Death    2.40%
           Benefit Option--Greater
           of Roll-up or Step-up
           with Lifetime Five
           Income Benefit

                                     CONTRACT WITHOUT
                                     CREDIT OR CONTRACT
                                     WITH CREDIT
                                     (VERSION UNDER
                                     WHICH BONUS
                                     CREDITS VEST OVER
                                     SEVEN YEAR PERIOD)
                                     ------------------------------------------------------------------
         Base Death Benefit          1.40%
         Base Death Benefit with     2.00%
           Lifetime Five Income
           Benefit
         Guaranteed Minimum Death    1.60%
           Benefit Option--Roll-up
           or Step-up
         Guaranteed Minimum Death    2.20%
           Benefit Option--Roll-up
           or Step-up with Lifetime
           Five Income Benefit
         Guaranteed Minimum Death    1.70%
           Benefit Option--Greater
           of Roll-up or Step-up
         Guaranteed Minimum Death    2.30%
           Benefit Option--Greater
           of Roll-up or Step-up
           with Lifetime Five
           Income Benefit



ANNUAL GUARANTEED MINIMUM INCOME BENEFIT CHARGE AND CHARGE UPON CERTAIN
WITHDRAWALS(4)
------------------------------------------------------------------
         AS A PERCENTAGE OF AVERAGE GMIB PROTECTED VALUE        0.25%
ANNUAL EARNINGS APPRECIATOR CHARGE AND CHARGE UPON CERTAIN TRANSACTIONS(5)
------------------------------------------------------------------
         AS A PERCENTAGE OF CONTRACT VALUE                    0.20% of contract value (0.15% if
                                                              Guaranteed Minimum Death Benefit
                                                              option is also selected)


3: As shown in the table above, we have the right to assess a fee of up to $60 annually and at the time of full withdrawal. For the original version of the contract, if your contract value is $50,000 or more, we do not deduct such a charge. If your contract value is less than $50,000, we deduct a charge equal to $30 or, if your contract value is less than $1,500, equal to 2% of your contract value. Under the most recent version of the contract, we assess a fee of $35 against contracts valued less than $75,000 (or 2% of contract value, if less).

4: We impose this charge only if you choose the Guaranteed Minimum Income Benefit. This charge is equal to 0.25% of the average GMIB protected value. Subject to certain age restrictions, the roll-up value is the total of all invested purchase payments compounded daily at an effective annual rate of 5%, subject to a cap of 200% of all invested purchase payments. Both the roll-up value and the cap are reduced proportionally by withdrawals. We assess this fee each contract anniversary and when you begin the income phase of your contract. We also assess this fee if you make a full withdrawal, but prorate the fee based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. If you make a partial withdrawal, we will assess the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not assess the fee at that time.


5: We impose this charge only if you choose the Earnings Appreciator death benefit. The charge for this benefit is based on an annual rate of 0.15% of your contract value if you have also selected a Guaranteed Minimum Death Benefit option (0.20% if you have not selected a Guaranteed Minimum Death Benefit option). We deduct this charge annually. We also deduct this charge if you make a full withdrawal or enter the income phase of your contract, or if a death benefit is payable, but prorate the fee to reflect a partial rather than full year. If you make a partial withdrawal, we will deduct the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not deduct the fee at that time. The fee is also calculated when you make any purchase payment or withdrawal but we do not deduct it until the next deduction date.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

                  TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES


The next item shows the minimum and maximum total operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses) charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning each underlying mutual fund's fees and expenses is contained below and in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2004. Fund expenses are not fixed or guaranteed by the Strategic Partners Plus contract, and may vary from year to year.



                                                              MINIMUM   MAXIMUM
                                                              -------   -------
Total Annual Underlying Mutual Fund Operating Expenses*        0.38%     1.79%



* Actual expenses for the mutual funds were lower due to certain expense reimbursements or waivers. Expense reimbursements or waivers are voluntary and may be terminated at any time. The minimum and maximum expenses, with expense reimbursements, were 0.38% and 1.30%, respectively.

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY


UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               TOTAL ANNUAL
                                                              MANAGEMENT         OTHER                      PORTFOLIO OPERATING
                                                                 FEES         EXPENSES(1)      12B-1 FEES        EXPENSES
THE PRUDENTIAL SERIES FUND, INC.
-------------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                                     0.60%            0.04%            None             0.64%
         Prudential Equity Portfolio                            0.45%            0.03%            None             0.48%
         Prudential Global Portfolio                            0.75%            0.09%            None             0.84%
         Prudential Money Market Portfolio                      0.40%            0.05%            None             0.45%
         Prudential Stock Index Portfolio(2)                    0.35%            0.03%            None             0.38%
         Prudential Value Portfolio                             0.40%            0.04%            None             0.44%
         SP Aggressive Growth Asset Allocation
           Portfolio(3,4)                                       0.84%            0.11%            None             0.95%
         SP AIM Aggressive Growth Portfolio(3,5)                0.95%            0.57%            None             1.52%
         SP AIM Core Equity Portfolio(3)                        0.85%            0.63%            None             1.48%
         SP AllianceBernstein Large-Cap Growth Portfolio        0.90%            0.17%            None             1.07%
         SP Balanced Asset Allocation Portfolio(3,4)            0.76%            0.09%            None             0.85%
         SP Conservative Asset Allocation Portfolio(3,4)        0.72%            0.08%            None             0.80%
         SP Davis Value Portfolio                               0.75%            0.07%            None             0.82%
         SP Goldman Sachs Small Cap Value Portfolio             0.90%            0.06%            None             0.96%
         SP Growth Asset Allocation Portfolio(3,4)              0.81%            0.10%            None             0.91%
         SP Large Cap Value Portfolio                           0.80%            0.06%            None             0.86%
         SP LSV International Value Portfolio (formerly SP
           Deutsche International Equity Portfolio)(3,6)        0.90%            0.33%            None             1.23%
         SP MFS Capital Opportunities Portfolio(3,7)            0.75%            0.70%            None             1.45%
         SP Mid Cap Growth Portfolio(3)                         0.80%            0.26%            None             1.06%
         SP PIMCO High Yield Portfolio                          0.60%            0.08%            None             0.68%
         SP PIMCO Total Return Portfolio                        0.60%            0.05%            None             0.65%
         SP Prudential U.S. Emerging Growth Portfolio           0.60%            0.18%            None             0.78%
         SP Small-Cap Growth Portfolio (formerly SP State
           Street Research Small Company Growth
           Portfolio)(8)                                        0.95%            0.14%            None             1.09%
         SP Strategic Partners Focused Growth Portfolio(3)      0.90%            0.38%            None             1.28%
         SP Technology Portfolio(3,9)                           1.15%            0.64%            None             1.79%
         SP William Blair International Growth Portfolio        0.85%            0.17%            None             1.02%
AMERICAN SKANDIA TRUST(10)
-------------------------------------------------------------------------------------------------------------------------------
         AST JPMorgan International Equity Portfolio            1.00%            0.13%            None             1.13%
         AST MFS Global Equity Portfolio                        1.00%            0.35%            None             1.35%
         AST DeAm Small-Cap Growth Portfolio(11)                0.95%            0.22%            None             1.17%
         AST Federated Aggressive Growth Portfolio              0.95%            0.24%            None             1.19%
         AST Small-Cap Value Portfolio (formerly AST Gabelli
           Small-Cap Value Portfolio)(12)                       0.90%            0.18%            None             1.08%
         AST DeAm Small-Cap Value Portfolio(11)                 0.95%            0.33%            None             1.28%
         AST Goldman Sachs Mid-Cap Growth Portfolio(11)         1.00%            0.25%            None             1.25%
         AST Neuberger Berman Mid-Cap Growth Portfolio(11)      0.90%            0.22%            None             1.12%
         AST Neuberger Berman Mid-Cap Value Portfolio(11)       0.90%            0.15%            None             1.05%
         AST Alger All-Cap Growth Portfolio                     0.95%            0.22%            None             1.17%
         AST Gabelli All-Cap Value Portfolio                    0.95%            0.26%            None             1.21%
         AST T. Rowe Price Natural Resources Portfolio          0.90%            0.26%            None             1.16%
         AST MFS Growth Portfolio(11)                           0.90%            0.20%            None             1.10%
         AST Marsico Capital Growth Portfolio(11)               0.90%            0.14%            None             1.04%
         AST Goldman Sachs Concentrated Growth Portfolio(11)    0.90%            0.17%            None             1.07%
         AST DeAm Large-Cap Value Portfolio(11)                 0.85%            0.26%            None             1.11%
         AST AllianceBernstein Growth + Value Portfolio         0.90%            0.32%            None             1.22%
         AST AllianceBernstein Core Value Portfolio
           (formerly AST Sanford Bernstein Core Value
           Portfolio)(13)                                       0.75%            0.24%            None             0.99%
         AST Cohen & Steers Realty Portfolio(11)                1.00%            0.22%            None             1.22%
         AST AllianceBernstein Managed Index 500 Portfolio
           (formerly AST Sanford Bernstein Managed Index 500
           Portfolio)(14)                                       0.60%            0.17%            None             0.77%
         AST American Century Income & Growth Portfolio         0.75%            0.24%            None             0.99%

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY


UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (AS OF DECEMBER 31, 2004)
-------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               TOTAL ANNUAL
                                                              MANAGEMENT         OTHER                      PORTFOLIO OPERATING
                                                                 FEES         EXPENSES(1)      12B-1 FEES        EXPENSES
         AST AllianceBernstein Growth & Income Portfolio(11)    0.75%            0.15%            None             0.90%
         AST Hotchkis & Wiley Large-Cap Value Portfolio(11)     0.75%            0.19%            None             0.94%
         AST Global Allocation Portfolio (formerly AST DeAM
           Global Allocation Portfolio)(15)                     0.89%            0.26%            None             1.15%
         AST American Century Strategic Balanced
           Portfolio(11)                                        0.85%            0.27%            None             1.12%
         AST T. Rowe Price Asset Allocation Portfolio(11)       0.85%            0.27%            None             1.12%
         AST T. Rowe Price Global Bond Portfolio                0.80%            0.27%            None             1.07%
         AST Goldman Sachs High Yield Portfolio                 0.75%            0.18%            None             0.93%
         AST Lord Abbett Bond-Debenture Portfolio(11)           0.80%            0.22%            None             1.02%
         AST PIMCO Limited Maturity Bond Portfolio(11)          0.65%            0.17%            None             0.82%
EVERGREEN VARIABLE ANNUITY TRUST:
-------------------------------------------------------------------------------------------------------------------------------
         Evergreen VA Balanced Fund (formerly Evergreen VA
           Foundation Fund)(16)                                 0.26%            0.17%            None             0.43%
         Evergreen VA Fund(17)                                  0.75%            0.16%            None             0.91%
         Evergreen Fundamental Large Cap Fund (formerly
           Evergreen VA Growth and Income Fund)(18)             0.56%            0.16%            None             0.72%
         Evergreen VA Growth Fund                               0.70%            0.26%            None             0.96%
         Evergreen VA International Equity Fund                 0.42%            0.30%            None             0.72%
         Evergreen VA Omega Fund                                0.52%            0.16%            None             0.68%
         Evergreen VA Special Values Fund                       0.79%            0.18%            None             0.97%
GARTMORE VARIABLE INVESTMENT TRUST
-------------------------------------------------------------------------------------------------------------------------------
         GVIT Developing Markets Fund(19)                       1.15%            0.38%           0.25%             1.78%
JANUS ASPEN SERIES
-------------------------------------------------------------------------------------------------------------------------------
         Large Cap Growth Portfolio -- Service Shares
           (formerly Growth Portfolio -- Service
           Shares)(19,20)                                       0.64%            0.02%           0.25%             0.91%



1. As noted above, shares of the Portfolios generally are purchased through variable insurance products. Some of the Portfolios and/or their investment advisers and/or distributors have entered into arrangements with us as the issuer of the contract under which they compensate us for providing ongoing services in lieu of the Series and/or Trust providing such services. Amounts paid by a Portfolio under those arrangements are included under "Other Expenses."



2. Effective July 1, 2004, Quantitative Management Associates LLC became the Sub-adviser of the Portfolio. Prior to July 1, 2004, Prudential Investments LLC served as Sub-adviser of the Portfolio.



3. The Portfolios' total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses, and expense offset arrangements. These expense reimbursements are voluntary and may be terminated by Prudential Investments LLC at any time. After accounting for the expense reimbursements, the Portfolios' actual annual operating expenses were:



                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    SP Aggressive Growth Asset
      Allocation Portfolio                          0.94%
    SP AIM Aggressive Growth Portfolio              1.07%
    SP AIM Core Equity Portfolio                    1.00%
    SP Balanced Asset Allocation
      Portfolio                                     0.84%
    SP Conservative Asset Allocation
      Portfolio                                     0.79%
    SP Growth Asset Allocation
      Portfolio                                     0.90%



                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    SP LSV International Value
      Portfolio                                     1.10%
    SP MFS Capital Opportunities
      Portfolio                                     1.00%
    SP Mid Cap Growth Portfolio                     1.00%
    SP Strategic Partners Focused
      Growth Portfolio                              1.01%
    SP Technology Portfolio                         1.30%



4. Each asset allocation portfolio invests in a combination of underlying portfolios of The Prudential Series Fund, Inc. The total expenses for each asset allocation portfolio are calculated as a blend of the fees of the underlying portfolios, plus a 0.05% advisory fee payable to the investment adviser, Prudential Investments LLC. The 0.05% advisory fee is included in the amount of each investment advisory fee set forth in the table above.



5. The Portfolio was merged into the SP Mid Cap Growth Portfolio on April 29, 2005.



6. Effective November 19, 2004, LSV Asset Management became Sub-adviser of the Portfolio. Prior to November 19, 2004, Deutsche Asset Management, Inc. served as Sub-adviser of the Portfolio, then named "SP Deutsche International Equity Portfolio."



7. The Portfolio was merged into the Prudential Equity Portfolio on April 29, 2005.



8. Effective May 1, 2005, Neuberger Berman Asset Management Inc. and Eagle Asset Management became Sub-advisers of the Portfolio. Previously, State Street Research and Management Company served as Sub-adviser of the Portfolio, then named "SP State Street Research Small Cap Growth Portfolio."



9. The Portfolio was merged into the SP Prudential U.S. Emerging Growth Portfolio on April 29, 2005.



10. Until November 18, 2004, the Trust had a Distribution Plan under Rule 12b-1 to permit an affiliate of the Trust's investment managers to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio. The Distribution Plan was terminated effective November 18, 2004. The Total Annual Portfolio Operating Expenses do not reflect any brokerage commissions paid pursuant to the Distribution Plan prior to the Plan's termination.

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY


11. The Portfolios' total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by American Skandia Investment Services, Inc. and Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolios' actual annual operating expenses were:



                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    AST DeAm Small-Cap Growth Portfolio             1.02%
    AST DeAm Small-Cap Value Portfolio              1.13%
    AST Goldman Sachs Mid-Cap Growth
      Portfolio                                     1.13%
    AST Neuberger Berman Mid-Cap Growth
      Portfolio                                     1.11%
    AST Neuberger Berman Mid-Cap Value
      Portfolio                                     1.04%
    AST MFS Growth Portfolio                        1.07%
    AST Marsico Capital Growth
      Portfolio                                     1.02%
    AST Goldman Sachs Concentrated
      Growth Portfolio                              1.00%



                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    AST DeAm Large-Cap Value Portfolio              0.99%
    AST Cohen & Steers Realty Portfolio             1.11%
    AST AllianceBernstein Growth &
      Income Portfolio                              0.87%
    AST Hotchkis & Wiley Large-Cap
      Value Portfolio                               0.90%
    AST American Century Strategic
      Balanced Portfolio                            1.09%
    AST T. Rowe Price Asset Allocation
      Portfolio                                     1.07%
    AST Lord Abbett Bond-Debenture
      Portfolio                                     0.97%
    AST PIMCO Limited Maturity Bond
      Portfolio                                     0.79%



12. Effective November 18, 2004, Integrity Asset Management, Lee Munder Capital Group, and J.P. Morgan Fleming Asset Management became Sub-advisers of the Portfolio. Prior to November 18, 2004, GAMCO Investors, Inc. served as Sub-adviser of the Portfolio, then named "AST Gabelli Small-Cap Value Portfolio."



13. Effective May 1, 2005, Alliance Capital Management, L.P. became Sub-adviser of the Portfolio. Prior to May 1, 2005, Sanford C. Bernstein & Co., LLC served as Sub-adviser of the Portfolio, then named "AST Sanford Bernstein Core Value Portfolio."



14. Effective May 1, 2005, Alliance Capital Management, L.P. became Sub-adviser of the Portfolio. Prior to May 1, 2005, Sanford C. Bernstein & Co., LLC served as Sub-adviser of the Portfolio, then named "AST Sanford Bernstein Managed Index 500 Portfolio."



15. (a) The AST Global Allocation Portfolio invests primarily in shares of other AST Portfolios (the "Underlying Portfolios"). The only management fee directly paid by the Portfolio is a 0.10% fee paid to Prudential Investments LLC and American Skandia Investment Services, Inc. The management fee shown in the chart for the Portfolio is (i) that 0.10% management fee paid by the Portfolio plus
(ii) an estimate of the management fees paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2004 using the management fee rates shown in the chart above.


   (b) The expense information shown in the chart for the Portfolio reflects (i) the expenses of the Portfolio itself plus (ii) an estimate of the expenses paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2004 using the expense rates for the Underlying Portfolios shown in the above chart.


   (c) Effective May 1, 2005, Prudential Investments, LLC became Sub-adviser of the Portfolio. Prior to May 1, 2005, Deutsche Asset Management, Inc. served as Sub-adviser of the Portfolio, then named "AST DeAM Global Allocation Portfolio."



16. Effective April 18, 2005, the name of the Fund was changed from "Evergreen VA Foundation Fund" to "Evergreen VA Balanced Fund."



17. The Fund was merged into the Evergreen VA Growth and Income Fund on April 15, 2005.



18. Effective April 18, 2005, the name of the Fund was changed from "Evergreen VA Growth and Income Fund" to "Evergreen VA Fundamental Large Cap Fund."



19. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.



20. Effective May 1, 2005, the name of the Portfolio was changed from "Growth Portfolio -- Service Shares" to "Large Cap Growth Portfolio -- Service Shares."

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING MUTUAL FUND FEES AND EXPENSES.
THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME THE MAXIMUM FEES AND EXPENSES OF ANY OF THE MUTUAL FUNDS, WHICH DO NOT REFLECT ANY EXPENSE REIMBURSEMENTS OR WAIVERS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE AS INDICATED IN THE TABLES THAT FOLLOW.


EXAMPLE 1a: Contract With Credit (bonus credits vest over seven year period):
Greater of Roll-up and Step-up Guaranteed Minimum Death Benefit Option; Lifetime Five Income Benefit; Earnings Appreciator Benefit and You Withdraw All Your Assets


This example assumes that:

- You invest $10,000 in the Contract With Credit (bonus credits vest over seven year period);

- You choose a Guaranteed Minimum Death Benefit that provides the greater of the step-up and roll-up death benefit;


-  You choose the Lifetime Five Income Benefit;


-  You choose the Earnings Appreciator Benefit;

- You allocate all of your assets to the variable investment option having the maximum total operating expenses;

-  The investment has a 5% return each year;

-  The mutual fund's total operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY


EXAMPLE 1b: Contract With Credit (bonus credits vest over seven year period):
Greater of Roll-up and Step-up Guaranteed Minimum Death Benefit Option; Lifetime Five Income Benefit; Earnings Appreciator Benefit and You Do Not Withdraw Your Assets


This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 2a: Contract With Credit (bonus credits vest over seven year period):
Base Death Benefit, and You Withdraw All Your Assets

This example assumes that:

- You invest $10,000 in the Contract With Credit (bonus credits vest over seven year period);


-  You do not choose any optional insurance benefit;


- You allocate all of your assets to the variable investment option having the maximum total operating expenses;

-  The investment has a 5% return each year;

-  The mutual fund's total operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 2b: Contract With Credit (bonus credits vest over seven year period):
Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.


EXAMPLE 3a: Contract With Credit (bonus credits are generally not recapturable after expiration of free look period): Greater of Roll-up and Step-up Guaranteed Minimum Death Benefit Option; Lifetime Five Income Benefit; Earnings Appreciator Benefit and You Withdraw All Your Assets


This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY


EXAMPLE 3b: Contract With Credit (bonus credits are generally not recapturable after expiration of the free look period): Greater of Roll-up and Step-up Guaranteed Minimum Death Benefit Option; Lifetime Five Income Benefit; Earnings Appreciator Benefit and You Do Not Withdraw Your Assets


This example makes exactly the same assumptions as Example 1b except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.

EXAMPLE 4a: Contract With Credit (bonus credits are generally not recapturable after expiration of free look period): Base Death Benefit, and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.

EXAMPLE 4b: Contract With Credit (bonus credits are generally not recapturable after expiration of free look period): Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2b except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.


EXAMPLE 5a: Contract Without Credit, Greater of Roll-up and Step-up Guaranteed Minimum Death Benefit Option; Lifetime Five Income Benefit, Earnings Appreciator Benefit and You Withdraw All Your Assets


This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the Contract Without Credit.


EXAMPLE 5b: Contract Without Credit, Greater of Roll-up and Step-up Guaranteed Minimum Death Benefit Option; Lifetime Five Income Benefit; Earnings Appreciator Benefit; and You Do Not Withdraw Your Assets


This example makes exactly the same assumptions as Example 1b except that it assumes that you invest in the Contract Without Credit.

EXAMPLE 6a: Contract Without Credit: Base Death Benefit, and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you invest in the Contract Without Credit.

EXAMPLE 6b: Contract Without Credit: Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2b except that it assumes that you invest in the Contract Without Credit.

NOTES FOR EXPENSE EXAMPLES:

THESE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF PAST
OR FUTURE EXPENSES. ACTUAL EXPENSES
MAY BE GREATER OR LESS THAN THOSE
SHOWN.

Note that withdrawal charges (which
are reflected in Examples 1a, 2a,
3a, 4a, 5a, and 6a) are assessed in
connection with some annuity
options, but not others.

The values shown in the 10 year
column are the same for Example 6a
and 6b, Example 5a and 5b, Example
4a and Example 4b, the same for
Example 3a and 3b, the same for
Example 2a and 2b, and the same for
Example 1a and 1b. This is because
if 10 years have elapsed since your
last purchase payment, we would no
longer deduct withdrawal charges
when you make a withdrawal or begin
the income phase of your contract.
The indicated examples reflect the
maximum withdrawal charges, but in
certain states reduced withdrawal
charges may apply for certain ages.


The examples use an average
contract maintenance charge, which
we calculated based on our estimate
of the total contract fees we
expect to collect in 2005. Based on
these estimates, the contract
maintenance charge is included as
an annual charge of 0.031% of
contract value. Your actual fees
will vary based on the amount of
your contract and your specific
allocation among the investment
options.


Premium taxes are not reflected in
the examples. We deduct a charge to
approximate premium taxes that may
be imposed on us in your state.
This charge is generally deducted
from the amount applied to an
annuity payout option.

A table of accumulation unit values
appears in Appendix A to this
prospectus.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY


CONTRACT WITH CREDIT (BONUS CREDITS VEST OVER SEVEN YEAR PERIOD): GREATER OF
ROLL-UP AND STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION; LIFETIME FIVE
INCOME BENEFIT; EARNINGS APPRECIATOR BENEFIT
--------------------------------------------------------------------------------
     EXAMPLE 1a:                             EXAMPLE 1b:
     IF YOU WITHDRAW YOUR ASSETS             IF YOU DO NOT WITHDRAW YOUR ASSETS
     ---------------------------------------------------------------------------
      1 YR      3 YRS     5 YRS    10 YRS    1 YR     3 YRS     5 YRS    10 YRS
     $1,476    $2,303    $2,960    $4,607    $446    $1,347    $2,262    $4,607



CONTRACT WITH CREDIT (BONUS CREDITS VEST OVER SEVEN YEAR PERIOD): BASE DEATH
BENEFIT
--------------------------------------------------------------------------------
     EXAMPLE 2a:                             EXAMPLE 2b:
     IF YOU WITHDRAW YOUR ASSETS             IF YOU DO NOT WITHDRAW YOUR ASSETS
     ---------------------------------------------------------------------------
      1 YR      3 YRS     5 YRS    10 YRS    1 YR     3 YRS     5 YRS    10 YRS
     $1,368    $1,988    $2,449    $3,663    $338    $1,032    $1,751    $3,663



CONTRACT WITH CREDIT (BONUS CREDITS GENERALLY NOT RECAPTURABLE AFTER
EXPIRATION OF FREE LOOK PERIOD): GREATER OF ROLL-UP AND STEP-UP GUARANTEED
MINIMUM DEATH BENEFIT OPTION; LIFETIME FIVE INCOME BENEFIT; EARNINGS
APPRECIATOR BENEFIT
--------------------------------------------------------------------------------
     EXAMPLE 3a:                             EXAMPLE 3b:
     IF YOU WITHDRAW YOUR ASSETS             IF YOU DO NOT WITHDRAW YOUR ASSETS
     ---------------------------------------------------------------------------
      1 YR      3 YRS     5 YRS    10 YRS    1 YR     3 YRS     5 YRS    10 YRS
     $1,208    $2,129    $2,967    $4,691    $456    $1,377    $2,309    $4,691



CONTRACT WITH CREDIT (BONUS CREDITS GENERALLY NOT RECAPTURABLE AFTER
EXPIRATION OF FREE LOOK PERIOD): BASE DEATH BENEFIT
--------------------------------------------------------------------------
    EXAMPLE 4a:                        EXAMPLE 4b:
    IF YOU WITHDRAW YOUR ASSETS        IF YOU DO NOT WITHDRAW YOUR ASSETS
    ----------------------------------------------------------------------
    1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
    $1,100  $1,814   $2,459   $3,758   $348    $1,062    $1,801    $3,758



CONTRACT WITHOUT CREDIT: GREATER OF ROLL-UP AND STEP-UP GUARANTEED MINIMUM
DEATH BENEFIT; LIFETIME FIVE INCOME BENEFIT; EARNINGS APPRECIATOR BENEFIT
--------------------------------------------------------------------------------
     EXAMPLE 5a:                             EXAMPLE 5b:
     IF YOU WITHDRAW YOUR ASSETS             IF YOU DO NOT WITHDRAW YOUR ASSETS
     ---------------------------------------------------------------------------
      1 YR      3 YRS     5 YRS    10 YRS    1 YR     3 YRS     5 YRS    10 YRS
     $1,059    $1,745    $2,445    $4,430    $429    $1,295    $2,175    $4,430



CONTRACT WITHOUT CREDIT: BASE DEATH BENEFIT
------------------------------------------------------------------------
    EXAMPLE 6a:                       EXAMPLE 6b:
    IF YOU WITHDRAW YOUR ASSETS       IF YOU DO NOT WITHDRAW YOUR ASSETS
    --------------------------------------------------------------------
    1 YR   3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
    $955   $1,442   $1,954   $3,522   $325     $992    $1,684    $3,522

PART II SECTIONS 1-10

--------------------------------------------------------------------------------
STRATEGIC PARTNERS PLUS PROSPECTUS

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10


        1:

WHAT IS THE STRATEGIC PARTNERS PLUS

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------

THE STRATEGIC PARTNERS PLUS VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE, WE OR US).

Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time on or after the third contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. (If you purchase the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract. Therefore, before purchasing an annuity in a tax-favored plan, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities compared with any other investment that you may use in connection with your retirement plan or arrangement.)

   There are two basic versions of Strategic Partners Plus variable annuity.


Contract With Credit:


- provides for a bonus credit that we add to each purchase payment that you make ,

- comes in one version under which bonus credits generally are not recaptured after the expiration of the free look period, and another version under which bonus credits vest over a period of several years. Once a State has approved the former version, we will cease offering the later version,

-  has higher withdrawal charges than the Contract Without Credit,

- the version of the contract under which bonus credits generally are not recaptured after the free look period has higher insurance and administrative charges than the Contract Without Credit, and

-  has no fixed interest rate investment options available.

Contract Without Credit:

-  does not provide a credit,

-  has lower withdrawal charges than the Contract With Credit,

- has lower insurance and administrative costs than the Contract With Credit under which the bonus credits generally are not recaptured after the free look period, and

- offers two fixed interest rate investment options: a one-year fixed rate option and a dollar cost averaging fixed rate option.

   Beginning in 2002, we started offering a version of both the Contract Without Credit and the Contract With Credit that differ from previously-issued contracts with regard to maximum issue age, maximum annuitization age, Spousal Continuance Benefit, credit amount, contract maintenance charge, and minimum guaranteed interest rate. This subsequent version is described in a different prospectus.

   Unless we state otherwise, when we use the word contract, it applies to both versions discussed herein.

   You may prefer the Contract With Credit if:

- You anticipate that you will not need to withdraw purchase payments any earlier than at least seven contract anniversaries after making them,

- You do not wish to allocate purchase payments to the fixed interest rate options, and

- You believe that the bonus credit is worth the higher withdrawal charges and insurance and administrative costs.

   If you wish to have the option of allocating part of your contract value to the fixed interest rate options, you may prefer the Contract Without Credit.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10


   Because of the higher withdrawal charges, if you choose the Contract With Credit and you withdraw a purchase payment, depending upon the performance of the investment options you choose, you may be worse off than if you had chosen the Contract Without Credit. We do not recommend purchase of either version of Strategic Partners Plus if you anticipate having to withdraw a significant amount of your purchase payments within a few years of making those purchase payments.


   Strategic Partners Plus is a variable annuity contract. During the accumulation phase, you can allocate your assets among the variable investment options and, if you choose the Contract Without Credit, guaranteed fixed interest rate options as well. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual fund(s) associated with that variable investment option.

   Because the underlying mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long (if applicable) the annuity payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us.

SHORT TERM CANCELLATION RIGHT OR

"FREE LOOK"

If you change your mind about owning Strategic Partners Plus, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive, depending on applicable state law:

-  Your full purchase payment, less any applicable federal and state income tax;
   or

- The amount your contract is worth as of the day we receive your request, less any applicable federal and state income tax withholding. This amount may be more or less than your original payment.

   If you have purchased the Contract With Credit, we will deduct any credit we had added to your contract value. To the extent dictated by state law, we will include in your refund the amount of any fees and charges that we deducted.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------

THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY OF THE VARIABLE INVESTMENT OPTIONS, AND IF YOU CHOOSE THE CONTRACT WITHOUT CREDIT, FIXED INTEREST RATE OPTIONS.

The variable investment options invest in underlying mutual funds managed by leading investment advisers. These underlying mutual funds may sell their shares to both variable annuity and variable life separate accounts of different insurance companies, which could create the kinds of risks that are described in more detail in the current prospectus for the underlying mutual fund. The current prospectuses for the underlying mutual funds also contain other important information about the mutual funds. When you invest in a variable investment option that is funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference.

VARIABLE INVESTMENT OPTIONS


The following chart classifies each of the portfolios based on our assessment of their investment style (as of the date of this prospectus). The chart also provides a description of each portfolio's investment objective and a short, summary description of their key policies to assist you in determining which portfolios may be of interest to you. There is no guarantee that any portfolio will meet its investment objective. The name of the adviser/subadviser for each portfolio appears next to the description.



     The Jennison Portfolio, Prudential Equity Portfolio, Prudential Global Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, and each "SP" Portfolio of the Prudential Series Fund, are managed by an indirect wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI) under a "manager-of-managers" approach. The SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio invest in other Prudential Series Fund Portfolios, and are managed by PI.


     Under the manager-of-managers approach, PI has the ability to assign subadvisers to manage specific portions of a portfolio, and the portion managed by a subadviser may vary from 0% to 100% of the portfolio's assets. The subadvisers that manage some or all of a Prudential Series Fund portfolio are listed on the following chart.


     The portfolios of the American Skandia Trust are co-managed by PI and American Skandia Investment Services, Incorporated, also under a manager-of-managers approach. American Skandia Investment Services, Incorporated is an indirect, wholly-owned subsidiary of Prudential Financial, Inc.


     A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.


     Pruco Life has entered into agreements with certain underlying portfolios and/or the investment adviser or distributor of such portfolios. Pruco Life may provide administrative and support services to such portfolios pursuant to the terms of these agreements and under which it receives a fee of up to 0.55% annually (as of May 2, 2005) of the average assets allocated to the portfolio under the contract. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as sub-accounts.


     As detailed in the Prudential Series Fund prospectus, although the Prudential Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Prudential Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.

--------------------------------------------------------------------------------

PART II  STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  JENNISON PORTFOLIO: seeks long-term growth of capital. The     Jennison Associates
                                   Portfolio invests primarily in equity securities of major,     LLC
                                   established corporations that the Sub-adviser believes offer above-average growth prospects.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   PRUDENTIAL EQUITY PORTFOLIO (SP MFS CAPITAL OPPORTUNITIES      GE Asset Management,
                                   PORTFOLIO MERGED INTO THIS PORTFOLIO): seeks long-term         Incorporated;
                                   growth of capital. The Portfolio invests at least 80% of its   Jennison Associates
                                   investable assets in common stocks of major established        LLC; Salomon Brothers
                                   corporations as well as smaller companies that the             Asset Management Inc.
                                   Sub-advisers believe offer attractive prospects of
                                   appreciation.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              PRUDENTIAL GLOBAL PORTFOLIO: seeks long-term growth of         Jennison Associates
                                   capital. The Portfolio invests primarily in common stocks      LLC
                                   (and their equivalents) of foreign and U.S. companies.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      PRUDENTIAL MONEY MARKET PORTFOLIO: seeks maximum current       Prudential Investment
                                   income consistent with the stability of capital and the        Management, Inc.
                                   maintenance of liquidity.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   PRUDENTIAL STOCK INDEX PORTFOLIO: seeks investment results     Quantitative
                                   that generally correspond to the performance of                Management Associates
                                   publicly-traded common stocks. With the price and yield        LLC
                                   performance of the Standard & Poor's 500 Composite Stock
                                   Price Index (S&P(R) 500) as the benchmark, the Portfolio
                                   normally invests at least 80% of investable assets in S&P
                                   500 stocks.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   PRUDENTIAL VALUE PORTFOLIO: seeks capital appreciation. The    Jennison Associates
                                   Portfolio invests primarily in common stocks that the          LLC
                                   Sub-adviser believes are undervalued -- those stocks that
                                   are trading below their underlying asset value, cash
                                   generating ability and overall earnings and earnings growth.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO: seeks         Prudential
                                   capital appreciation. The Portfolio seeks to achieve this      Investments LLC
                                   investment objective by investing in several other
                                   Prudential Series Fund Portfolios, which currently consist of domestic equity Portfolios and international equity
                                   Portfolios.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   SP AIM CORE EQUITY PORTFOLIO: seeks long-term growth of        A I M Capital
                                   capital. The Portfolio normally invests at least 80% of        Management, Inc.
                                   investable assets in equity securities, including
                                   convertible securities of established companies that have
                                   long-term above-average growth in earnings and growth
                                   companies that the Sub-adviser believes have the potential for above-average growth in earnings.
-----------------------------------------------------------------------------------------------------------------------

        2:



WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED


--------------------------------------------------------------------------------

PART II  STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  SP ALLIANCEBERNSTEIN LARGE-CAP GROWTH PORTFOLIO: seeks         Alliance Capital
                                   long-term capital growth. The Portfolio invests at least 80%   Management, L.P.
                                   of its total assets in the equity securities of a limited
                                   number of large, carefully selected, high-quality U.S.
                                   companies that are judged likely to achieve superior
                                   earnings growth. Normally, about 40-60 companies will be
                                   represented in the Portfolio, with the 25 companies most
                                   highly regarded by the Sub-adviser usually constituting
                                   approximately 70% of the Portfolio's net assets.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP BALANCED ASSET ALLOCATION PORTFOLIO: seeks to obtain the    Prudential
                                   highest potential total return consistent with the specified   Investments LLC
                                   level of risk tolerance. The Portfolio seeks to provide a
                                   balance between current income and growth of capital by
                                   investing in several other Prudential Series Fund
                                   Portfolios, which currently consist of fixed income
                                   Portfolios, domestic equity Portfolios, and international
                                   equity Portfolios.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO: seeks to obtain    Prudential
                                   the highest potential total return consistent with the         Investments LLC
                                   specified level of risk tolerance. The Portfolio seeks to
                                   provide current income with low to moderate capital
                                   appreciation by investing in several other Prudential Series
                                   Fund Portfolios, which currently consist of fixed income
                                   Portfolios, domestic equity Portfolios, and international
                                   equity Portfolios.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   SP DAVIS VALUE PORTFOLIO: seeks growth of capital. The         Davis Advisors
                                   Portfolio invests primarily in common stocks of U.S.
                                   companies with market capitalizations of at least $5
                                   billion. It may also invest in stocks of foreign companies and U.S. companies with smaller capitalizations.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO: seeks long-term    Goldman Sachs Asset
                                   capital appreciation. The Portfolio will seek its objective    Management, L.P.
                                   through investments primarily in equity securities that are believed to be undervalued in the marketplace. The Portfolio primarily seeks companies that are small-sized, based on the value of their outstanding stock.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP GROWTH ASSET ALLOCATION PORTFOLIO: seeks to obtain the      Prudential
                                   highest potential total return consistent with the specified   Investments LLC
                                   level of risk tolerance. The Portfolio seeks to provide
                                   long-term growth of capital with consideration also given to current income by investing in several other Prudential
                                   Series Fund Portfolios, which currently consist of domestic equity Portfolios, fixed income Portfolios, and
                                   international equity Portfolios.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   SP LARGE CAP VALUE PORTFOLIO: seeks long-term growth of        Hotchkis and Wiley
                                   capital. The Portfolio normally invests at least 80% of        Capital Management
                                   investable assets in common stocks and securities              LLC; J.P. Morgan
                                   convertible into common stock of companies that are believed   Investment Management
                                   to be undervalued and have an above-average potential to       Inc.
                                   increase in price, given the company's sales, earnings, book value, cash flow and recent performance. The Portfolio seeks to achieve its objective through investments primarily in
                                   equity securities of large capitalization companies.
-----------------------------------------------------------------------------------------------------------------------'

--------------------------------------------------------------------------------

PART II  STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              SP LSV INTERNATIONAL VALUE PORTFOLIO (FORMERLY SP DEUTSCHE     LSV Asset Management
                                   INTERNATIONAL EQUITY PORTFOLIO): seeks capital growth. The
                                   Portfolio pursues its objective by primarily investing at
                                   least 80% of the value of its assets in the equity
                                   securities of companies in developed non-U.S. countries that are represented in the MSCI EAFE Index.
-----------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH                    SP MID CAP GROWTH PORTFOLIO (SP AIM AGGRESSIVE GROWTH          Calamos Advisors LLC
                                   PORTFOLIO MERGED INTO THIS PORTFOLIO): seeks long-term
                                   growth of capital. The Portfolio normally invests at least
                                   80% of investable assets in common stocks and related
                                   securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These
                                   securities typically are of medium market capitalizations, which the subadviser believes have above-average growth
                                   potential.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      SP PIMCO HIGH YIELD PORTFOLIO: seeks to maximize total         Pacific Investment
                                   return consistent with preservation of capital and prudent     Management Company
                                   investment management. The Portfolio will invest in a          LLC (PIMCO)
                                   diversified portfolio of fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three-to six-year time frame
                                   based on the Sub-adviser's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      SP PIMCO TOTAL RETURN PORTFOLIO: seeks to maximize total       Pacific Investment
                                   return consistent with preservation of capital and prudent     Management Company
                                   investment management. The Portfolio will invest in a          LLC (PIMCO)
                                   diversified portfolio of fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three-to six-year time frame
                                   based on the Sub-adviser's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH                    SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (SP TECHNOLOGY    Jennison Associates
                                   PORTFOLIO MERGED INTO THIS PORTFOLIO): seeks long-term         LLC
                                   capital appreciation. The Portfolio normally invests at
                                   least 80% of investable assets in equity securities of small and medium sized U.S. companies that the Sub-adviser
                                   believes have the potential for above-average earnings
                                   growth.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  SP SMALL-CAP GROWTH PORTFOLIO (FORMERLY SP STATE STREET        Neuberger Berman
                                   RESEARCH SMALL COMPANY GROWTH PORTFOLIO): seeks long-term      Asset Management
                                   capital growth. The Portfolio pursues its objective by         Inc./Eagle Asset
                                   primarily investing in the common stocks of                    Management
                                   small-capitalization companies.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO: seeks          Alliance Capital
                                   long-term growth of capital. The Portfolio normally invests    Management, L.P.;
                                   at least 65% of total assets in equity-related securities of   Jennison Associates
                                   U.S. companies that the Sub-advisers believe to have strong    LLC
                                   capital appreciation potential. The Portfolio's strategy is to combine the efforts of two subadvisers and to invest in the favorite stock selection ideas of three portfolio
                                   managers (two of whom invest as a team).
-----------------------------------------------------------------------------------------------------------------------

        2:



WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED


--------------------------------------------------------------------------------

PART II  STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO: seeks         William Blair &
                                   long-term growth of capital. The Portfolio invests primarily   Company, LLC
                                   in equity-related securities of foreign issuers that the
                                   Sub-adviser thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal
                                   circumstances, the Portfolio invests at least 65% of its
                                   total assets in common stock of foreign companies operating or based in at least five different countries.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO: seeks long-term   J.P. Morgan Fleming
                                   capital growth by investing in a diversified portfolio of      Asset Management
                                   international equity securities. The Portfolio seeks to meet its objective by investing, under normal market conditions, at least 80% of its assets in a diversified portfolio of
                                   equity securities of companies located or operating in
                                   developed non-U.S. countries and emerging markets of the
                                   world.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              AST MFS GLOBAL EQUITY PORTFOLIO: seeks capital growth. Under   Massachusetts
                                   normal circumstances the Portfolio invests at least 80% of     Financial Services
                                   its assets in equity securities of U.S. and foreign issuers    Company
                                   (including issuers in developing countries). The Portfolio generally seeks to purchase securities of companies with
                                   relatively large market capitalizations relative to the
                                   market in which they are traded.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  AST DEAM SMALL-CAP GROWTH PORTFOLIO: seeks maximum growth of   Deutsche Asset
                                   investors' capital from a portfolio of growth stocks of        Management, Inc.
                                   smaller companies. The Portfolio pursues its objective,
                                   under normal circumstances, by primarily investing at least
                                   80% of its total assets in the equity securities of
                                   small-sized companies included in the Russell 2000 Growth(R)
                                   Index.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO: seeks capital       Federated Equity
                                   growth. The Portfolio pursues its investment objective by      Management Company of
                                   investing primarily in the stocks of small companies that      Pennsylvania/
                                   are traded on national security exchanges, the NASDAQ stock    Federated Global
                                   exchange and the over-the-counter-market.                      Investment Management
                                                                                                  Corp.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   AST SMALL-CAP VALUE PORTFOLIO (FORMERLY AST GABELLI            Integrity Asset
                                   SMALL-CAP VALUE PORTFOLIO): seeks to provide long-term         Management, Lee
                                   capital growth by investing primarily in small-                Munder Capital Group,
                                   capitalization stocks that appear to be undervalued. The       J.P. Morgan Fleming
                                   Portfolio will have a non-fundamental policy to invest,        Asset Management
                                   under normal circumstances, at least 80% of the value of its assets in small capitalization companies.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   AST DEAM SMALL-CAP VALUE PORTFOLIO: seeks maximum growth of    Deutsche Asset
                                   investors' capital. The Portfolio pursues its objective,       Management, Inc.
                                   under normal market conditions, by primarily investing at
                                   least 80% of its total assets in the equity securities of
                                   small-sized companies included in the Russell 2000(R) Value
                                   Index.
-----------------------------------------------------------------------------------------------------------------------

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PART II  STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP GROWTH                    AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO: seeks long-term    Goldman Sachs Asset
                                   capital growth. The Portfolio pursues its investment           Management, L.P.
                                   objective by investing primarily in equity securities
                                   selected for their growth potential, and normally invests at least 80% of the value of its assets in medium
                                   capitalization companies.
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP GROWTH                    AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO: seeks capital   Neuberger Berman
                                   growth. Under normal market conditions, the Portfolio          Management Inc.
                                   primarily invests at least 80% of its net assets in the
                                   common stocks of mid-cap companies. The Sub-adviser looks
                                   for fast-growing companies that are in new or rapidly
                                   evolving industries.
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP VALUE                     AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO: seeks capital    Neuberger Berman
                                   growth. Under normal market conditions, the Portfolio          Management Inc.
                                   primarily invests at least 80% of its net assets in the
                                   common stocks of mid-cap companies. Under the Portfolio's
                                   value-oriented investment approach, the Sub-adviser looks
                                   for well-managed companies whose stock prices are
                                   undervalued and that may rise in price before other
                                   investors realize their worth.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST ALGER ALL-CAP GROWTH PORTFOLIO: seeks long-term capital    Fred Alger
                                   growth. The Portfolio invests primarily in equity              Management, Inc.
                                   securities, such as common or preferred stocks, that are
                                   listed on U.S. exchanges or in the over-the-counter market.
                                   The Portfolio may invest in the equity securities of
                                   companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-adviser's assessment of particular companies and market conditions.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST GABELLI ALL-CAP VALUE PORTFOLIO: seeks capital growth.     GAMCO Investors, Inc.
                                   The Portfolio pursues its objective by investing primarily in readily marketable equity securities including common
                                   stocks, preferred stocks and securities that may be
                                   converted at a later time into common stock. The Portfolio may invest in the securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-adviser's assessment of particular
                                   companies and market conditions.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO: seeks           T. Rowe Price
                                   long-term capital growth primarily through the common stocks   Associates, Inc.
                                   of companies that own or develop natural resources (such as energy products, precious metals and forest products) and
                                   other basic commodities. The Portfolio normally invests
                                   primarily (at least 80% of its total assets) in the common stocks of natural resource companies whose earnings and
                                   tangible assets could benefit from accelerating inflation.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  AST MFS GROWTH PORTFOLIO: seeks long-term capital growth and   Massachusetts
                                   future income. Under normal market conditions, the Portfolio   Financial Services
                                   invests at least 80% of its total assets in common stocks      Company
                                   and related securities, such as preferred stocks,
                                   convertible securities and depositary receipts, of companies that the Sub-adviser believes offer better than average
                                   prospects for long-term growth.
-----------------------------------------------------------------------------------------------------------------------

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WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED


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PART II  STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  AST MARSICO CAPITAL GROWTH PORTFOLIO: seeks capital growth.    Marsico Capital
                                   Income realization is not an investment objective and any      Management, LLC
                                   income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective. The
                                   Portfolio will pursue its objective by investing primarily in common stocks of larger, more established companies.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO: seeks         Goldman Sachs Asset
                                   growth of capital in a manner consistent with the              Management, L.P.
                                   preservation of capital. Realization of income is not a
                                   significant investment consideration and any income realized on the Portfolio's investments, therefore, will be
                                   incidental to the Portfolio's objective. The Portfolio will pursue its objective by investing primarily in equity
                                   securities of companies that the Sub-adviser believes have potential to achieve capital appreciation over the
                                   long-term.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST DEAM LARGE-CAP VALUE PORTFOLIO: seeks maximum growth of    Deutsche Asset
                                   capital by investing primarily in the value stocks of larger   Management, Inc.
                                   companies. The Portfolio pursues its objective, under normal market conditions, by primarily investing at least 80% of
                                   the value of its assets in the equity securities of
                                   large-sized companies included in the Russell 1000(R) Value
                                   Index.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO: seeks          Alliance Capital
                                   capital growth by investing approximately 50% of its assets    Management, L.P.
                                   in growth stocks of large companies and approximately 50% of its assets in value stocks of large companies. The Portfolio will invest primarily in common stocks of large U.S.
                                   companies included in the Russell 1000(R) Index.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (FORMERLY AST       Alliance Capital
                                   SANFORD BERNSTEIN CORE VALUE PORTFOLIO): seeks long-term       Management, L.P.
                                   capital growth by investing primarily in common stocks. The
                                   Sub-adviser expects that the majority of the Portfolio's
                                   assets will be invested in the common stocks of large
                                   companies that appear to be undervalued.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST COHEN & STEERS REALTY PORTFOLIO: seeks to maximize total   Cohen & Steers
                                   return through investment in real estate securities. The       Capital Management,
                                   Portfolio pursues its investment objective by investing,       Inc.
                                   under normal circumstances, at least 80% of its net assets in securities of real estate issuers.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO (FORMERLY    Alliance Capital
                                   AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO): seeks to   Management, L.P.
                                   outperform the Standard & Poor's 500 Composite Stock Price
                                   Index (the "S&P (R) 500") through stock selection resulting in different weightings of common stocks relative to the
                                   index. The Portfolio will invest, under normal
                                   circumstances, at least 80% of its net assets in securities included in the S&P 500.
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PART II  STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO: seeks          American Century
                                   capital growth with current income as a secondary objective.   Investment
                                   The Portfolio invests primarily in common stocks that offer    Management, Inc.
                                   potential for capital growth, and may, consistent with its investment objective, invest in stocks that offer potential for current income.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO: seeks         Alliance Capital
                                   long-term growth of capital and income while attempting to     Management, L.P.
                                   avoid excessive fluctuations in market value. The Portfolio normally will invest in common stocks (and securities
                                   convertible into common stocks).
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO: seeks          Hotchkis and Wiley
                                   current income and long- term growth of income, as well as     Capital Management,
                                   capital appreciation. The Portfolio invests, under normal      LLC
                                   circumstances, at least 80% of its net assets plus
                                   borrowings for investment purposes in common stocks of large cap U.S. companies, that have a high cash dividend or payout yield relative to the market.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST GLOBAL ALLOCATION PORTFOLIO (FORMERLY AST DEAM GLOBAL      Prudential
                                   ALLOCATION PORTFOLIO): seeks to obtain the highest potential   Investments LLC
                                   total return consistent with a specified level of risk
                                   tolerance. The Portfolio seeks to achieve its investment
                                   objective by investing in several other AST Portfolios
                                   ("Underlying Portfolios"). The Portfolio intends its
                                   strategy of investing in combinations of Underlying
                                   Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous
                                   investments.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO: seeks       American Century
                                   capital growth and current income. The Sub-adviser intends     Investment
                                   to maintain approximately 60% of the Portfolio's assets in     Management, Inc.
                                   equity securities and the remainder in bonds and other fixed income securities.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO: seeks a high     T. Rowe Price
                                   level of total return by investing primarily in a              Associates, Inc.
                                   diversified portfolio of fixed income and equity securities.
                                   The Portfolio normally invests approximately 60% of its
                                   total assets in equity securities and 40% in fixed income
                                   securities. This mix may vary depending on the Sub-adviser's outlook for the markets.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST T. ROWE PRICE GLOBAL BOND PORTFOLIO: seeks to provide      T. Rowe Price
                                   high current income and capital growth by investing in         International, Inc.
                                   high-quality foreign and U.S. dollar-denominated bonds. The
                                   Portfolio will invest at least 80% of its total assets in
                                   fixed income securities, including high quality bonds issued or guaranteed by U.S. or foreign governments or their
                                   agencies and by foreign authorities, provinces and
                                   municipalities as well as investment grade corporate bonds and mortgage and asset-backed securities of U.S. and foreign issuers.
-----------------------------------------------------------------------------------------------------------------------

        2:



WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED


--------------------------------------------------------------------------------

PART II  STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST GOLDMAN SACHS HIGH YIELD PORTFOLIO: seeks a high level     Goldman Sachs Asset
                                   of current income and may also consider the potential for      Management, L.P.
                                   capital appreciation. The Portfolio invests, under normal
                                   circumstances, at least 80% of its net assets plus any
                                   borrowings for investment purposes (measured at time of
                                   purchase) in high-yield, fixed-income securities that, at
                                   the time of purchase, are non-investment grade securities.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST LORD ABBETT BOND-DEBENTURE PORTFOLIO: seeks high current   Lord, Abbett & Co.
                                   income and the opportunity for capital appreciation to         LLC
                                   produce a high total return. To pursue its objective, the
                                   Portfolio will invest, under normal circumstances, at least
                                   80% of the value of its assets in fixed income securities
                                   and normally invests primarily in high yield and investment grade debt securities, securities convertible into common
                                   stock and preferred stocks.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST PIMCO LIMITED MATURITY BOND PORTFOLIO: seeks to maximize   Pacific Investment
                                   total return consistent with preservation of capital and       Management Company
                                   prudent investment management. The Portfolio will invest in    LLC (PIMCO)
                                   a diversified portfolio of fixed-income securities of
                                   varying maturities. The average portfolio duration of the
                                   Portfolio generally will vary within a one- to three-year
                                   time frame based on the Sub-adviser's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        EVERGREEN VA BALANCED FUND (FORMERLY EVERGREEN VA FOUNDATION   Evergreen Investment
                                   FUND): seeks capital growth and current income. The Fund       Management Company,
                                   invests in a combination of debt securities, common stocks,    LLC
                                   preferred stocks and securities convertible or exchangeable for common stocks of large U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 1000(R) Index, at the time of purchase).
                                   Under normal circumstances, the Fund will invest at least
                                   25% of its assets in debt securities and the remainder in
                                   equity securities.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   EVERGREEN VA FUNDAMENTAL LARGE CAP FUND (FORMERLY EVERGREEN    Evergreen Investment
                                   VA GROWTH AND INCOME FUND, SUCCESSOR TO EVERGREEN VA FUND):    Management Company,
                                   seeks capital growth with the potential for current income.    LLC
                                   The Fund invests primarily in common stocks of large U.S.
                                   companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 1000(R) Index, at
                                   the time of purchase).
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  EVERGREEN VA GROWTH FUND: seeks long-term capital growth.      Evergreen Investment
                                   The Fund invests at least 75% of its assets in common stocks   Management Company,
                                   of small- and medium-sized companies (i.e., companies whose    LLC
                                   market capitalizations fall within the range of the Russell
                                   2000(R) Growth Index, at the time of purchase).
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              EVERGREEN VA INTERNATIONAL EQUITY FUND: seeks long-term        Evergreen Investment
                                   capital growth and secondarily, modest income. The Fund        Management Company,
                                   normally invests 80% of its assets in equity securities        LLC
                                   issued by established, quality, non-U.S. companies located in countries with developed markets and may purchase across all market capitalizations. The Fund normally invests at
                                   least 65% of its assets in securities of companies in at
                                   least three different countries (other than the U.S.).
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PART II  STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10



                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         EVERGREEN VA OMEGA FUND: seeks long-term capital growth. The   Evergreen Investment
                                   Fund invests primarily, and under normal conditions,           Management Company,
                                   substantially all of its assets in common stocks and           LLC
                                   securities convertible into common stocks of U.S. companies across all market capitalizations.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   EVERGREEN VA SPECIAL VALUES FUND: seeks capital growth in      Evergreen Investment
                                   the value of its shares. The Fund normally invests at least    Management Company,
                                   80% of its assets in common stocks of small U.S. companies     LLC
                                   (i.e. companies whose market capitalizations fall within the range of the Russell 2000(R) Index, at the time of
                                   purchase).
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              GVIT DEVELOPING MARKETS FUND: seeks long-term capital          Gartmore Global Asset
                                   appreciation, under normal conditions by investing at least    Management
                                   80% of its total assets in stocks of companies of any size     Trust/Gartmore Global
                                   based in the world's developing economies. Under normal        Partners
                                   market conditions, investments are maintained in at least
                                   six countries at all times and no more than 35% of total
                                   assets in any single one of them.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  JANUS ASPEN SERIES: LARGE CAP GROWTH PORTFOLIO -- SERVICE      Janus Capital
                                   SHARES (FORMERLY GROWTH PORTFOLIO -- SERVICE SHARES): seeks    Management LLC
                                   long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio has a non-
                                   fundamental policy to invest, under normal circumstances, at least 80% of its net assets in large-sized companies.
-----------------------------------------------------------------------------------------------------------------------

        2:



WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED


--------------------------------------------------------------------------------

PART II  STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10


FIXED INTEREST RATE OPTIONS

If you choose the Contract Without Credit, we offer two fixed interest rate options:

-  a one-year fixed interest rate option, and


-  a dollar cost averaging fixed rate option (DCA Fixed Rate Option).


   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time they will not be less than the minimum interest rate indicated in your contract which can range from 2% to 3%.

   Payments allocated to the fixed interest rate options become part of Pruco Life's general assets.

ONE-YEAR FIXED INTEREST RATE OPTION

We set a one year guaranteed annual interest rate for the one-year fixed interest rate option. The one-year fixed interest rate option is not available if you choose the Contract With Credit.

DOLLAR COST AVERAGING FIXED RATE OPTION


With the Contract Without Credit, you may allocate all or part of any purchase payment to the DCA Fixed Rate Option. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred. You may not transfer from other investment options to the DCA Fixed Rate Option. Transfers to the one year fixed interest rate option will remain in the general account.


   If you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $5,000. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payment allocated to the DCA Fixed Rate Option transferred to the selected variable investment options in either six or twelve monthly installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.)

   If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the variable investment options into which the DCA Fixed Rate Option assets are transferred. Transfers from the DCA Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.

   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

--------------------------------------------------------------------------------

PART II  STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10


TRANSFERS AMONG OPTIONS

Subject to certain restrictions, you can transfer money among the variable investment options and, if you have chosen the Contract Without Credit, the fixed interest rate options as well. The minimum transfer amount is the lesser of $250 or the amount in the investment option from which the transfer is to be made.


   In general, you may make your transfer request by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following unauthorized telephone or electronic instructions that we reasonably believed to be genuine. Your transfer request will take effect at the end of the business day on which it was received in good order by us, or by certain entities that we have specifically designated. Our business day generally closes at 4:00 p.m. Eastern time. Our business day may close earlier, for example if regular trading on the New York Stock Exchange closes early. Transfer requests received after the close of the business day will take effect at the end of the next business day.


   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST RATE OPTION, OTHER THAN THE DCA FIXED RATE OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA FIXED RATE OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT.

   During the contract accumulation phase, you can make up to 12 transfers each contract year among the investment options, without charge. Currently, we charge $25 for each transfer after the twelfth in a contract year, and we have the right to increase this charge up to $30. (Dollar Cost Averaging and Auto-Rebalancing transfers do not count toward the 12 free transfers per year.)


   For purposes of the 12 free transfers per year that we allow, we will treat multiple transfers that are submitted on the same business day as a single transfer.


ADDITIONAL TRANSFER RESTRICTIONS


We limit your ability to transfer among your contract's variable investment options as permitted by applicable law. We impose a yearly restriction on transfers. Specifically, once you have made 20 transfers among the subaccounts during a contract year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this transfer restriction, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same business day as a single transfer, and (iii) do not count any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.


   Frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a portfolio manager to manage an underlying mutual fund's investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. For those reasons, the contract was not designed for persons who make programmed, large, or frequent transfers.

   In light of the risks posed to contract owners and other fund investors by frequent transfers, we reserve the right to limit the number of transfers in any contract year for all existing or new contract owners, and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any contract year or to refuse any transfer request for an owner or certain owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on accumulation unit values or the share prices of the underlying mutual funds; or (b) we are informed by a fund (e.g., by the fund's portfolio manager) that the purchase or redemption of fund shares must be restricted because the fund believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected fund. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total

        2:



WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED


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PART II  STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10


assets of a particular underlying mutual fund. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

- With respect to each variable investment option (other than the Prudential Money Market Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the option. If you transfer such amount into a particular variable investment option, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another variable investment option, then upon the Transfer Out, the former variable investment option becomes restricted (the "Restricted Option"). Specifically, we will not permit subsequent transfers into the Restricted Option for 90 calendar days after the Transfer Out if the Restricted Option invests in a non-international fund, or 180 calendar days after the Transfer Out if the Restricted Option invests in an international fund. For purposes of this rule, we do not (i) count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals and (ii) categorize as a transfer the first transfer that you make after the contract date, if you make that transfer within 30 calendar days after the contract date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your contract at any time.

- We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving a variable investment option on the business day subsequent to the business day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to contract owners that explains the practice in detail. In addition, if we do implement a delayed exchange policy, we will apply the policy on a uniform basis to all contracts in the relevant class.


- We may impose specific restrictions on financial transactions (including transfer requests) for certain portfolios based on the portfolio's investment and/or transfer restrictions. We may do so to conform to any present or future restriction that is imposed by any portfolio available under this contract.



- If we deny one or more transfer requests under the foregoing rules, we will inform you promptly of the circumstances concerning the denial.


- We will not implement these rules in jurisdictions that have not approved contract language authorizing us to do so, or may implement different rules in certain jurisdictions if required by such jurisdictions. Contract owners in jurisdictions with such limited transfer restrictions, and contract owners who own variable life insurance or variable annuity contracts (regardless of jurisdiction) that do not impose the above-referenced transfer restrictions, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Because contract owners who are not subject to the same transfer restrictions may have the same underlying mutual fund portfolios available to them, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly, and will not waive a transfer restriction for any contract owner.

   Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

DOLLAR COST AVERAGING


The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option and into any other variable investment options. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in declining markets.

--------------------------------------------------------------------------------

PART II  STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10



   Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. You can allocate subsequent purchase payments to be transferred under this option at any time.


   Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is available only during the contract accumulation phase and is offered without charge.

ASSET ALLOCATION PROGRAM

We recognize the value of having asset allocation models when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. Your asset allocation will be prepared based on your answers to the questionnaire. You will not be charged for this service, and you are not obligated to participate or to invest according to program recommendations.

   Asset allocation is a sophisticated method of diversification which allocates assets among classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program recommendations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time. You should consult your representative before electing any asset allocation program.

AUTO-REBALANCING

Once you have allocated your money among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation percentage or to a subsequent allocation percentages you select. We will rebalance only the variable investment options that you have designated. If you also participate in the DCA feature, then the variable investment option from which you make the DCA transfers will not be rebalanced.

   You may choose to have your rebalancing occur monthly, quarterly, semiannually, or annually. The rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers you make because of auto-rebalancing are not counted toward the 12 free transfers you are allowed per year. This feature is available only during the contract accumulation phase, and is offered without charge. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.


SCHEDULED TRANSACTIONS



Scheduled transactions include transfers under dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, minimum distributions or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a business day. In that case, the transaction will be processed and valued on the next business day, unless the next business day falls in the subsequent calendar year, in

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PART II  STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10



which case the transaction will be processed and valued on the prior business day.


VOTING RIGHTS


We are the legal owner of the shares of the underlying mutual funds used by the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a proxy which is a form that you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as shares for which we receive instructions from contract owners. We may change the way your voting instructions are calculated if it is required or permitted by federal or state regulation.


SUBSTITUTION

We may substitute one or more of the underlying mutual funds used by the variable investment options. We may also cease to allow investments in existing funds. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10

        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE

        INCOME PHASE? (ANNUITIZATION)
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PAYMENT PROVISIONS

We can begin making annuity payments any time on or after the third contract anniversary (or as required by state law if different). Annuity payments must begin no later than the contract anniversary coinciding with or next following the annuitant's 95th birthday (unless we agree to another date). (Under the original version of the contract, annuity payments must begin no later than the contract anniversary coinciding with or next following the annuitant's 90th birthday).

   The Strategic Partners Plus variable annuity contract offers an optional Guaranteed Minimum Income Benefit, which we describe below. Your annuity options vary depending upon whether you choose this benefit.


   Depending upon the annuity option you choose, you may incur a withdrawal charge when the income phase begins. Currently, if permitted by state law, we deduct any applicable withdrawal charge if you choose Option 1 for a period shorter than five years, Option 3, or certain other annuity options that we may make available. We do not deduct a withdrawal charge if you choose Option 1 for a period of five years or longer or Option 2. For information about withdrawal charges, see Section 7, "What Are The Expenses Associated With The Strategic Partners Plus Contract?" In addition, if you have purchased the Contract With Credit, we will take back any credits that have not vested when you begin the income phase. See "Credits," in Section 5.


PAYMENT PROVISIONS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT


We make the income plans described below available at any time before the annuity date. These plans are called "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that participation in the variable investment options ends on the annuity date. If an annuity option is not selected by the annuity date, the Life Income Annuity Option (Option 2, described below) will automatically be selected for you unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS. IN ADDITION TO THE ANNUITY PAYMENT OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT IF YOU CHOOSE THE OPTIONAL LIFETIME FIVE INCOME BENEFIT, THERE ARE ADDITIONAL ANNUITY PAYMENT OPTIONS THAT ARE ASSOCIATED WITH THAT BENEFIT. SEE SECTION 5 OF THIS PROSPECTUS FOR ADDITIONAL DETAILS.


OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump sum payment. The amount of the lump sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. The interest rate will be at least 3% a year.

OPTION 2
LIFE INCOME ANNUITY OPTION

Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate will be at least 3% a year.

   If an annuity option is not selected by the annuity date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

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STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10

OPTION 3
INTEREST PAYMENT OPTION

Under this option, we will credit interest on the adjusted contract value until you request payment of all or part of the adjusted contract value. We can make interest payments on a monthly, quarterly, semiannual, or annual basis or allow the interest to accrue on your contract assets. Under this option, we will pay you interest at an effective rate of at least 3% a year. This option is not available if you hold your contract in an IRA.

   Under this option, all gain in the annuity will be taxable as of the annuity date, however, you can withdraw part of or all of the contract value that we are holding at any time.

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options then offered at your annuity date.

TAX CONSIDERATIONS


If your contract is held under a tax-favored plan, you should consider the minimum distribution requirements when selecting your annuity option.


   If a contract is held in connection with "qualified" retirement plans (such as a Section 401(k) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

GUARANTEED MINIMUM INCOME BENEFIT


The Guaranteed Minimum Income Benefit (GMIB), is an optional feature that guarantees that once the income period begins, your income payments will be no less than the GMIB protected value applied to the GMIB guaranteed annuity purchase rates. If you want the Guaranteed Minimum Income Benefit, you must elect it when you make your initial purchase payment. Once elected, the Guaranteed Minimum Income Benefit must be continued until at least the end of the seventh contract year. If, after the seventh contract year, you decide to stop participating in the GMIB, you may do so (if permitted by state law) but you will not be able to reinstate it. This feature may not be available in your state. You may not elect both GMIB and the Lifetime Five Income Benefit.


   The Guaranteed Minimum Income Benefit is subject to certain restrictions described below.

- The annuitant must be 70 or younger in order for you to elect the Guaranteed Minimum Income Benefit, and you must also participate in the Guaranteed Minimum Death Benefit.

- If you choose the Guaranteed Minimum Income Benefit, we will impose an annual charge equal to 0.25% of the average GMIB protected value described below.

- TO TAKE ADVANTAGE OF THE GUARANTEED MINIMUM INCOME BENEFIT, YOU MUST WAIT A CERTAIN AMOUNT OF TIME BEFORE YOU BEGIN THE INCOME PHASE. THE LENGTH OF THAT WAITING PERIOD DEPENDS UPON THE AGE OF THE ANNUITANT (OR, IF THERE IS A CO-ANNUITANT AS WELL, THE AGE OF THE OLDER OF THE TWO) AS SHOWN IN THE FOLLOWING CHART:

              CONTRACT ANNIVERSARY WHEN
AGE AT ISSUE        GMIB BECOMES
OF CONTRACT           AVAILABLE
------------  -------------------------
    0-45                 15
     46                  14
     47                  13
     48                  12
     49                  11
 50 or more              10

   Once that waiting period has elapsed, you will have a 30-day period each year, beginning on the contract anniversary, during which you may begin the income phase with the Guaranteed Minimum Income Benefit by submitting the necessary forms in good order to the Prudential Annuity Service Center.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10


EFFECT OF WITHDRAWALS



The protected value will equal the "roll-up value," which is the total of all invested purchase payments compounded daily at an effective annual rate of 5%, subject to a cap of 200% of all invested purchase payments. Both the roll-up and the cap are reduced proportionally by withdrawals. When the roll-up" value no longer increases, your protected value will continue to increase by any subsequent invested purchase payments, and reduce by the effect of any withdrawals.


PAYOUT AMOUNT

The Guaranteed Minimum Income Benefit payout amount is based on the age and sex (where applicable) of the annuitant (and, if there is one, the co-annuitant). After we first deduct a charge for any applicable premium taxes that we are required to pay, the payout amount will equal the greater of:

1) the GMIB protected value as of the date you exercise the GMIB payout option, applied to the GMIB guaranteed annuity purchase rates (which are generally less favorable than the annuity purchase rates for annuity payments not involving GMIB) and based on the annuity payout option as described below, or

2) the adjusted contract value--that is, the value of the contract minus any charge we impose for premium taxes and withdrawal charges--as of the date you exercise the GMIB payout option applied to the current annuity purchase rates then in use.

GMIB ANNUITY PAYOUT OPTIONS


We currently offer two Guaranteed Minimum Income Benefit annuity payout options. Each option involves payment for at least a "period certain." In calculating the amount of the payments under the GMIB, we apply certain assumed interest rates, equal to 3% annually for a waiting period of 10-14 years, and 3.5% annually for waiting periods of 15 years or longer.


GMIB OPTION 1
SINGLE LIFE PAYOUT OPTION

We will make monthly payments for as long as the annuitant lives, with payments for a period certain. We will stop making payments after the later of the death of the annuitant or the end of the period certain.

GMIB OPTION 2
JOINT LIFE PAYOUT OPTION

In the case of an annuitant and co-annuitant, we will make monthly payments for the joint lifetime of the annuitant and co-annuitant, with payments for a period certain. If the co-annuitant dies first, we will continue to make payments until the later of the death of the annuitant and the end of the period certain. If the annuitant dies first, we will continue to make payments until the later of the death of the co-annuitant and the end of the period certain, but if the period certain ends first, we will reduce the amount of each payment to 50% of the original amount.

   You have no right to withdraw amounts early under either GMIB payout option. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

   The "period certain" for the Guaranteed Minimum Income Benefit depends upon the annuitant's age on the date you exercise the GMIB payout option:

   AGE      PERIOD CERTAIN
----------  --------------
80 or less     10 years
    81          9 years
    82          8 years
    83          7 years
    84          6 years
85 or more      5 years

   Because we do not impose a new waiting period for each subsequent purchase payment, if you choose the Guaranteed Minimum Income Benefit, we reserve the right to limit subsequent purchase payments if we discover that by the timing of your purchase payments, your GMIB protected value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial purchase payment and other actions that may artificially increase the GMIB protected value. Certain state laws may prevent us from limiting your subsequent purchase payments. You must exercise one of the GMIB payout options described above no later than 30 days after the contract anniversary coinciding with or next following

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10

the annuitant's attainment of age 90 (with respect to the original version of the contract) and age 95 (with respect to the later version of the contract).

   You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event that your contract value declines significantly due to negative investment performance. If your contract value is not significantly affected by negative investment performance, it is unlikely that the purchase of GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing non-GMIB annuity payout options. Therefore, you may generate higher income payments if you were to annuitize a lower contract value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher GMIB protected value than your contract value but at the annuity purchase rates guaranteed under the GMIB.

HOW WE DETERMINE ANNUITY PAYMENTS

Generally speaking, the annuity phase of the contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (fixed period annuities) or for the duration of the life of the annuitant (and possibly co-annuitant) (life annuities). There are certain assumptions that are common to both fixed period annuities and life annuities. In each type of annuity, we assume that the value you apply at the outset toward your annuity payments earns interest throughout the payout period. For annuity options within the GMIB, this interest rate ranges from 3% to 3.5%. For non-GMIB annuity options, the guaranteed minimum rate is 3%. The GMIB guaranteed annuity purchase rates in your contract depict the minimum amounts we will pay (per $1000 of adjusted contract value). If our current annuity purchase rates on the annuity date are more favorable to you than the guaranteed rates, we will make payments based on those more favorable rates.

   Other assumptions that we use for life annuities and fixed period annuities differ, as detailed in the following overview:

FIXED PERIOD ANNUITIES

Currently, we offer fixed period annuities only under the non-GMIB annuity options. Generally speaking, in determining the amount of each annuity payment under a fixed period annuity, we start with the adjusted contract value, add interest assumed to be earned over the fixed period, and divide the sum by the number of payments you have requested. The life expectancy of the annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a fixed period that exceeds life expectancy.

LIFE ANNUITIES

There are more variables that affect our calculation of life annuity payments. Most importantly, we make several assumptions about the annuitant's or co-annuitant's life expectancy, including the following:

- The Annuity 2000 Mortality Table is the starting point for our life expectancy assumptions. This table anticipates longevity of an insured population based on historical experience and reflecting anticipated experience for the year 2000.


GUARANTEED AND GMIB ANNUITY PAYMENTS


Because life expectancy has lengthened over the past few decades, and likely will increase in the future, our life annuity calculations anticipate these developments. We do this largely by making a hypothetical reduction in the age of the annuitant (or co-annuitant), in lieu of using the annuitant's (or co-annuitant's) actual age, in calculating the payment amounts. By using such a reduced age, we base our calculations on a younger person, who generally would live longer and therefore draw life annuity payments over a longer time period. Given the longer pay-out period, the payments made to the younger person would be less than those made to an older person. We make two such age adjustments:

1. First, for all annuities, we start with the age of the annuitant (or co-annuitant) on his/her most recent

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10

    birthday and reduce that age by two years, with respect to guaranteed payments.

2. Second, for life annuities under GMIB as well as guaranteed payments under life annuities not involving GMIB, we make a further age reduction according to the table in your contract entitled "Translation of Adjusted Age." As indicated in the table, the further into the future the first annuity payment is, the longer we expect the person receiving those payments to live, and the more we reduce the annuitant's (or co-annuitant's) age.

CURRENT ANNUITY PAYMENTS

Immediately above, we have referenced how we determine annuity payments based on "guaranteed" annuity purchase rates. By "guaranteed" annuity purchase rates, we mean the minimum annuity purchase rates that are set forth in your annuity contract and thus contractually guaranteed by us. "Current" annuity purchase rates, in contrast, refer to the annuity purchase rates that we are applying to contracts that are entering the annuity phase at a given point in time. These current annuity purchase rates vary from period to period, depending on changes in interest rates and other factors. We do not guarantee any particular level of current annuity purchase rates. When calculating current annuity purchase rates, we use the actual age of the annuitant (or co-annuitant), rather than any reduced age.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10

        4:

WHAT IS THE

        DEATH BENEFIT?
--------------------------------------------------------------------------------

THE DEATH BENEFIT FEATURE PROTECTS THE CONTRACT VALUE FOR THE BENEFICIARY.

BENEFICIARY


The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time the contract is issued, unless you change it at a later date. Unless an irrevocable beneficiary has been named, during the accumulation period you can change the beneficiary at any time before the owner dies. However, if the contract is jointly owned, the owner must name the joint owner and the joint owner must name the owner as the beneficiary. For entity-owned contracts, we pay a death benefit upon the death of the annuitant.


CALCULATION OF THE DEATH BENEFIT

If the sole owner dies during the accumulation phase, we will, upon receiving appropriate proof of death and any other needed documentation in good order (proof of death), pay a death benefit to the beneficiary designated by the owner. If the owner and joint owner are spouses, we will pay this death benefit upon the death of the last surviving spouse who continues the contract as sole owner.

   Upon receiving appropriate proof of death, the beneficiary will receive the greater of the following:

1) The current contract value (as of the time we receive proof of death in good order). If you have purchased the Contract With Credit, we will first deduct any credit corresponding to a purchase payment made later than one year prior to death.

2) Either the base death benefit, which equals the total purchase payments you have made less any withdrawals, or, if you have chosen a Guaranteed Minimum Death Benefit (GMDB), the GMDB protected value.

GUARANTEED MINIMUM DEATH BENEFIT

Under the newer version of the contracts, you may elect the base death benefit if you are 85 or younger. Under both versions of the contracts described in this prospectus, you may elect a Guaranteed Minimum Death Benefit if you are 75 or younger.


   The Guaranteed Minimum Death Benefit provides for the option to receive an enhanced death benefit upon the death of the sole or last surviving owner during the accumulation phase.


   The GMDB protected value option can be equal to the:

   -  GMDB roll-up

   -  GMDB step-up, or

   -  Greater of the GMDB roll-up and the

      GMDB step-up.

   The GMDB protected value is calculated daily.

GMDB ROLL-UP

The GMDB roll-up value is equal to the invested purchase payments, increased daily at an effective annual rate of 5% starting on the date that each invested purchase payment is made. Both the GMDB roll-up and the cap value will increase by subsequent invested purchase payments and reduce proportionally by withdrawals.

GMDB STEP-UP

The step-up value equals the highest value of the contract on any contract anniversary date--that is, on each contract anniversary, the new step-up value becomes the higher of the previous step-up value and the current contract value. Between anniversary dates, the step-up value is only increased by additional invested purchase payments and reduced proportionally by withdrawals.

   If an owner who has purchased a Contract With Credit makes any purchase payment later than one year prior to death, we will adjust the death benefit to take back any non-vested credit corresponding to that purchase payment.

GREATER OF STEP-UP AND ROLL-UP GUARANTEED MINIMUM DEATH BENEFIT

Under this option, the protected value is equal to the greater of the step-up value and the roll-up value.

   If you have chosen a Guaranteed Minimum Death Benefit option and death occurs on or after age 80, the beneficiary will receive the greater of: 1) the current

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STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10

contract value as of the date that proof of death is received, and 2) the protected value of that death benefit as of age 80, reduced proportionally by any withdrawals and increased by subsequent purchase payments. For this purpose, an owner is deemed to reach age 80 on the contract anniversary on or following the owner's actual 80th birthday (or if there is a joint owner, the contract anniversary on or following the older owner's actual 80th birthday).

   Here is an example of a proportional reduction:

   The current contract value is $100,000 and the protected value is $80,000. The owner makes a withdrawal that reduces the contract value by 25% (including the effect of any withdrawal charges). The new protected value is $60,000, or 75% of what it was before the withdrawal.

   Special rules apply if the beneficiary is the spouse of the owner, and the contract does not have a joint owner. In that case, upon the death of the owner, the spouse will have the choice of the following:

- If the sole beneficiary under the contract is the owner's spouse, and the other requirements of the Spousal Continuance Benefit are met, then the contract can continue, and the spouse will become the new owner of the contract; or

- The spouse can receive the death benefit. If the spouse does wish to receive the death benefit, he or she must make that choice within the first 60 days following our receipt of proof of death. Otherwise, the contract will continue with the spouse as owner.

   If ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the contract value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that contract value as a purchase payment occurring on that date.

   Depending on applicable state law, some death benefit options may not be available or may be subject to certain restrictions under your contract.

SPECIAL RULES IF JOINT OWNERS

If the contract has an owner and a joint owner and they are spouses at the time that one dies, the surviving spouse has the choice of the following:

- The contract can continue, with the surviving spouse as the sole owner of the contract; or

- The surviving spouse can receive the adjusted contract value and the contract will end. If the surviving spouse does wish to receive the adjusted contract value, he or she must make that choice within the first 60 days following our receipt of proof of death. Otherwise, the contract will continue with the surviving spouse as the sole owner.

   If the contract has an owner and a joint owner, and they are not spouses at the time that one dies, the contract will not continue. Instead, the beneficiary will receive the adjusted contract value.

PAYOUT OPTIONS

The beneficiary may, within 60 days of providing proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

   The death benefit payout options are:

   Choice 1. Lump sum payment of the death benefit.

      If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.

   Choice 2. The payment of the entire death benefit within a period of 5 years from the date of death.

      The entire death benefit will include any increases or losses resulting from the performance of the variable or fixed interest rate options during this period. During this period the beneficiary may: reallocate the contract value among the variable or fixed interest rate options; name a beneficiary to receive any remaining death benefit in the event of the beneficiary's death; and make withdrawals from the contract value, in which case, any such withdrawals will not be subject to any withdrawal charges. However, the beneficiary may not make any purchase payments to the contract.

      During this 5 year period, we will continue to deduct from the death benefit proceeds the charges and costs that were associated with the features and

        4:

WHAT IS THE DEATH BENEFIT? CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10

   benefits of the contract. Some of these features and benefits may not be available to the beneficiary, such as the Guaranteed Minimum Income Benefit.

   Choice 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the owner or joint owner.


   The tax consequences to the beneficiary vary among the three death benefit payout options. See Section 9, "What Are The Tax Considerations Associated With The Strategic Partners Plus Contract?"


EARNINGS APPRECIATOR BENEFIT


The Earnings Appreciator Benefit is an optional, supplemental death benefit that provides a benefit payable upon the death of the sole or last surviving owner during the accumulation phase. Any Earnings Appreciator Benefit payment we make will be in addition to any other death benefit payment we make under the contract. This feature may not be available in your state. You must be 75 or younger in order to elect the Earnings Appreciator Benefit.


   An Earnings Appreciator benefit is calculated for each purchase payment you make. Your total Earnings Appreciator benefit is the sum of the Earnings Appreciator benefits for all of your purchase payments.


If the owner (or older of owner and joint owner if there is a joint owner) is younger than age 66 on the date the application is signed, the Earnings Appreciator benefit for each purchase payment is 45% of the lesser of:


   - The adjusted purchase payment (which means the invested purchase payment adjusted for partial withdrawals); or

   -  Earnings attributed to that adjusted purchase payment.


   If the owner (or older of owner and joint owner if there is a joint owner) is age 66 or older (and younger than age 76) on the date the application is signed, the Earnings Appreciator benefit for each purchase payment is 25% of the lesser of:


   - The adjusted purchase payment (which means the invested purchase payment adjusted for partial withdrawals); or

   -  Earnings attributed to that adjusted purchase payment.


   The following rules apply to the calculation of the benefit:


   - Each "adjusted purchase payment" is the invested purchase payment reduced pro-rata by any subsequent withdrawals. Reduction on a pro-rata basis means that we calculate the percentage of your current contract value being withdrawn and reduce each adjusted purchase payment made prior to the withdrawal by that percentage. For example, if your contract value is $40,000 and you withdraw $10,000, you have withdrawn 25% of your contract value. If you have two adjusted purchase payments prior to the withdrawal ($10,000 and $20,000), each of those adjusted purchase payments would be reduced by 25% (to $7,500 and $15,000). The amount of earnings allocated to each adjusted purchase payment is also reduced by the same percentage. These calculations, therefore, do not depend on the actual investment option from which the withdrawal is made, and they are different calculations than those that apply for other reasons under the contract, such as for the withdrawal charge or for tax purposes.


   - Earnings are periodically allocated to each adjusted purchase payment on a pro-rata basis. We calculate the amount of earnings since the last earnings allocation and we allocate those earnings proportionately among the adjusted purchase payments (based on the amount of each adjusted purchase payment plus the earnings previously allocated to that adjusted purchase payment). For example, if you have two adjusted purchase payments -- one with an adjusted purchase payment and allocated earnings of $30,000 and the other with an adjusted purchase payment and allocated earnings of $20,000 (therefore 60% and 40% of the total

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10

      respectively) -- and your contract has earned $5,000 since the last calculation, 60% of the earnings ($3,000) will be allocated to the first adjusted purchase payment and 40% of the earnings ($2,000) will be allocated to the second adjusted purchase payment. This calculation, therefore, does not apply different rates of return to different purchase payments based on the investment options in which the particular purchase payment was invested. When allocating earnings at the time of a death benefit payment, we will first deduct from earnings the amount of any charges deducted and credit recaptured from your contract value at that time.

   - Under the Spousal Continuance Benefit, we will not allow the surviving spouse to continue the Earnings Appreciator Benefit (or bear the charge associated with that benefit) if that owner is age 76 or older when Spousal Continuance is activated. If the surviving spouse does continue the Earnings Appreciator Benefit, then we will calculate the benefit payable upon the surviving spouse's death in the same manner as discussed above, except that we will treat the contract value (as adjusted to reflect the Spousal Continuance Benefit) as the first adjusted purchase payment against which the Earnings Appreciator percentages are applied.


   See Appendix B for examples of the benefit calculations.


TERMINATING THE EARNINGS APPRECIATOR BENEFIT

The Earnings Appreciator Benefit will terminate on the earliest of:

   -  the date you make a total withdrawal from the contract,

   - the date a death benefit is payable if the contract is not continued by the surviving spouse under the Spousal Continuance Benefit,

   -  the date the contract terminates, or

   -  the date you annuitize the contract.


   Upon termination of the Earnings Appreciator Benefit, we cease imposing the associated charge.


SPOUSAL CONTINUANCE BENEFIT

This is a benefit that, depending on the contract options chosen, can give the owner's surviving spouse a stepped-up account value upon the owner's death. Any person who buys a contract and meets our eligibility criteria for this benefit receives the benefit without charge. The benefit must be selected within 60 days of the owner's death, and may not be available under all contracts. The benefit described in this section applies only to the later version of this contract. Under the original version of this contract, no stepped-up contract value is available to a surviving spouse who continues the contract.

   We offer the Spousal Continuance Benefit only if each of the following conditions is present on the date we receive proof of the owner's death: 1) there is only one owner of the contract and that owner is the sole annuitant, 2) there is only one beneficiary, 3) the beneficiary is the owner's spouse, 4) the surviving spouse is not older than 95 on that date, and 5) the surviving spouse becomes the new owner and annuitant. The contract may not be continued upon the death of a spouse who had assumed ownership of the contract through the exercise of the Spousal Continuance Benefit.

   Under the Spousal Continuance Benefit, we impose no withdrawal charge at the time of the owner's death, and we will not impose any withdrawal charges on the surviving spouse with respect to the withdrawal of purchase payments made by the owner prior to the activation of the benefit. However, we will continue to impose withdrawal charges with respect to purchase payments made by the surviving spouse as new owner.

   IF YOU HAVE NOT SELECTED THE GUARANTEED MINIMUM DEATH BENEFIT FEATURE (I.E., YOU HAVE THE BASE DEATH BENEFIT), then upon the activation of the Spousal Continuance Benefit, we will adjust the contract value, as of the date of our receipt of proof of death, to equal the greater of the following: 1) the contract value as of the date of our receipt of proof of death or 2) the sum

        4:

WHAT IS THE DEATH BENEFIT? CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10

of all invested purchase payments (adjusted by withdrawals) made prior to the date on which we receive proof of the owner's death. We will add the amount of any Earnings Appreciator Benefit that you have selected to each of the amounts specified immediately above.

   IF YOU HAVE SELECTED THE GUARANTEED MINIMUM DEATH BENEFIT FEATURE WITH THE ROLL-UP OPTION, then upon the activation of the Spousal Continuance Benefit, we will adjust the contract value, as of the date of our receipt of proof of death, to equal the greater of the following: 1) the contract value as of the date of our receipt of proof of death, or 2) the roll-up value. We will add the amount of any Earnings Appreciator Benefit that you have selected to each of the amounts specified immediately above. When the Spousal Continuance Benefit is activated by a surviving spouse who is younger than 80, we will adjust the roll-up value under the surviving spouse's contract to equal the contract value (adjusted, as described immediately above). In addition, in that case we will reset the surviving spouse's roll-up cap to equal 200% of the contract value (adjusted, as described immediately above). We make no adjustment to the roll-up value or the roll-up cap if the surviving spouse is 80 or older, except to account for additional purchase payments and to reduce the roll-up value proportionately by withdrawals. If the surviving spouse was younger than 80 at the owner's death, then we will continue to increase the roll-up value annually until the earlier of either (i) the surviving spouse's attainment of age 80 or
(ii) the attainment of the roll-up cap (i.e., the reset roll-up cap discussed above). Once the roll-up value ceases to increase, we thereafter will adjust the roll-up value only to account for subsequent purchase payments and to diminish it proportionally by withdrawals.

   IF YOU HAVE SELECTED THE GUARANTEED MINIMUM DEATH BENEFIT FEATURE WITH THE STEP-UP GMDB OPTION, then upon the activation of the Spousal Continuance Benefit, we will adjust the contract value, as of the date of our receipt of proof of death, to equal the greater of the following: 1) the contract value as of the date of our receipt of proof of death, or 2) the step-up value. We will add the amount of any Earnings Appreciator Benefit that you have selected to each of the amounts specified immediately above. When the Spousal Continuance Benefit is activated by a surviving spouse younger than 80, we will adjust the step-up value to equal the contract value (adjusted, as described immediately above). We make no such adjustment if the surviving spouse is 80 or older. If the surviving spouse was younger than 80 at the owner's death, then we will continue to adjust the step-up value annually until the surviving spouse's attainment of age 80. After the surviving spouse attains age 80, we will continue to adjust the step-up value only to account for additional purchase payments and to reduce the step-up value proportionally by withdrawals.

   IF YOU HAVE SELECTED THE GREATER OF ROLL-UP AND STEP-UP AS YOUR GMDB OPTION, then we will calculate those values upon activation of the Spousal Continuance Benefit in accordance with the procedures set out in the immediately preceding paragraphs and in your contract.


   After activation of the Spousal Continuance Benefit, we will calculate the Earnings Appreciator Benefit in the manner discussed under "Earnings Appreciator Death Benefit". We do not allow the surviving spouse to retain the Guaranteed Minimum Income Benefit under the Spousal Continuance Benefit (or bear the charge associated with that benefit).


   In the preceding discussion of the Spousal Continuance Benefit, we intend references to attainment of age 80 to refer to the contract anniversary on or following the actual 80th birthday of the surviving spouse.

        5:

WHAT IS THE LIFETIME FIVE


        INCOME BENEFIT?

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PART II  STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9



LIFETIME FIVE INCOME BENEFIT



The Lifetime Five Income Benefit (Lifetime Five) is an optional feature that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your contract value, subject to our rules regarding the timing and amount of withdrawals. There are two options -- one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount (than the first option) as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the Withdrawal Benefit will be zero. You do not choose between these two options; each option will continue to be available as long as the annuity has a contract value and Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the contract value is zero. The option may be appropriate if you intend to make periodic withdrawals from your contract and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals -- the guarantees are not lost if you withdraw less than the maximum allowable amount each year. Lifetime Five is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved.



   Lifetime Five is subject to certain restrictions described below.



- Currently, Lifetime Five can only be elected once each contract year, and only where the annuitant and the contract owner are the same person or, if the contract owner is an entity, where there is only one annuitant. We reserve the right to limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to contact owners who have an effective Lifetime Five Income Benefit.



-  The annuitant must be at least 45 years old when Lifetime Five is elected.



- Lifetime Five is not available if you elect the Guaranteed Minimum Income Benefit.



- As long as Lifetime Five is in effect, you must allocate your contract value to one or more of the following asset allocation portfolios of the Prudential Series Fund: SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio.



PROTECTED WITHDRAWAL VALUE



The Protected Withdrawal Value is initially used to determine the amount of each initial annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the contract following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the contract value on the date you elect Lifetime Five, plus any additional purchase payments each growing at 5% per year from the date of your election, or application of the purchase payment to your contract, as applicable, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier), (B) the contract value (before reducing the contract value by the amount of the withdrawal) as of the date of the first withdrawal from your contract, and (C) the highest contract value on each contract anniversary prior to the first withdrawal or on the first 10 contract anniversaries if earlier than the date of your first withdrawal after the benefit effective date. Each value is increased by the amount of any subsequent purchase payments.



- If you elect Lifetime Five at the time you purchase your contract, the contract value will be your initial purchase payment.



- For existing contract owners who are electing the Lifetime Five Benefit, the contract value on the date of the contract owner's election of Lifetime Five will be used to determine the initial Protected Withdrawal Value.


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WHAT IS THE LIFETIME FIVE INCOME BENEFIT? CONTINUED

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PART II  STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9



- If you make additional purchase payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional purchase payment.



   You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your contract value is greater than the Protected Withdrawal Value. You are eligible to step-up the Protected Withdrawal Value on or after the 5th anniversary of the first withdrawal under Lifetime Five. The Protected Withdrawal Value can be stepped up again on or after the 5th anniversary following the preceding step-up. If you elect to step-up the Protected Withdrawal Value, and on the date you elect to step-up, the charges under Lifetime Five have changed for new purchasers, you may be subject to the new charge going forward.



   Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current contract value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your contract value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount (as described below) are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.



   The Protected Withdrawal Value is reduced each time a withdrawal is made on a "dollar-for-dollar" basis up to 7% per contract year of the Protected Withdrawal Value and on the greater of a "dollar-for-dollar" basis or a pro rata basis for withdrawals in a contract year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point, the Annual Withdrawal Amount will be zero until such time (if any) as the contract reflects a Protected Withdrawal Value (for example, due to a step-up or additional purchase payments being made into the contract).



ANNUAL INCOME AMOUNT UNDER THE LIFE INCOME BENEFIT



The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under Lifetime Five, if your cumulative withdrawals in a contract year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent contract years. If your cumulative withdrawals are in excess of the Annual Income Amount (Excess Income), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the contract value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any withdrawal charges that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up, your Annual Income Amount increases to equal 5% of your contract value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the purchase payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.



ANNUAL WITHDRAWAL AMOUNT UNDER THE WITHDRAWAL BENEFIT



The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under Lifetime Five, if your cumulative withdrawals each contract year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a "dollar-for-dollar" basis. If your cumulative withdrawals are in excess of the Annual Withdrawal


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PART II  STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9



Amount (Excess Withdrawal), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the contract value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any withdrawal charges that may apply. When you elect a step-up, your Annual Withdrawal Amount increases to equal 7% of your contract value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional purchase payments. The amount of the increase is equal to 7% of any additional purchase payments. A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.



   Lifetime Five does not affect your ability to make withdrawals under your contract or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each contract year.



- If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any contract year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent contract years.



- If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any contract year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent contract years.



   However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount or Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.



   The following examples of dollar-for-dollar and proportional reductions and the step-up of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the contract date and the effective date of Lifetime Five are February 1, 2005; 2.) an initial purchase payment of $250,000; 3.) the contract value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the contract value is equal to $263,000; and 5.) the contract value on March 1, 2011 is equal to $240,000.



   The initial Protected Withdrawal Value is calculated as the greatest of (a),
(b) and (c):



(a) Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 * 1.05(393/365) = $263,484.33



(b) Contract value on March 1, 2006 (the date of the first withdrawal) =
    $263,000



(c) Contract value on February 1, 2006 (the first contract anniversary) =
    $265,000



   Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).



EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION



If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:



- Remaining Annual Withdrawal Amount for current contract year = $18,550 - $10,000 = $8,550



-  Annual Withdrawal Amount for future contract years remains at $18,550



- Remaining Annual Income Amount for current contract year = $13,250 - $10,000 = $3,250



-  Annual Income Amount for future contract years remains at $13,250



-  Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000


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        5:



WHAT IS THE LIFETIME FIVE INCOME BENEFIT? CONTINUED

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PART II  STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9



EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS



a) If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:



- Remaining Annual Withdrawal Amount for current contract year = $18,550 - $15,000 = $3,550



-  Annual Withdrawal Amount for future contract years remains at $18,550



-  Remaining Annual Income Amount for current contract year = $0



- Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future contract years.



- Reduction to Annual Income Amount = Excess Income/contract value before Excess Income * Annual Income Amount = $1,750/($263,000 - $13,250) * $13,250
   = $93



-  Annual Income Amount for future contract years = $13,250 - $93 = $13,157



-  Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000



b) If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:



-  Remaining Annual Withdrawal Amount for current contract year = $0



- Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future contract years.



- Reduction to Annual Withdrawal Amount = Excess Withdrawal/contract value before Excess Withdrawal * Annual Withdrawal Amount = $6,450/($263,000 - $18,550) * $18,550 = $489



-  Annual Withdrawal Amount for future contract years = $18,550 - $489 = $18,061



-  Remaining Annual Income Amount for current contract year = $0



- Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future contract years.



- Reduction to Annual Income Amount = Excess Income/contract value before Excess Income * Annual Income Amount = $11,750/($263,000 - $13,250) * $13,250
   = $623



-  Annual Income Amount for future contract years = $13,250 - $623 = $12,627



- Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction.



-  Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450



- Proportional reduction = Excess Withdrawal/contract value before Excess Withdrawal * Protected Withdrawal Value = $6,450/($263,000 - $18,550) * $246,450 = $6,503



-  Protected Withdrawal Value = $246,450 - max [$6,450, $6,503] = $239,947



EXAMPLE 3. STEP-UP OF THE PROTECTED WITHDRAWAL VALUE



If the Annual Income Amount ($13,250) is withdrawn each year starting on March 1, 2006 for a period of 5 years, the Protected Withdrawal Value on March 1, 2011 would be reduced to $198,750 [$265,000 - ($13,250 * 5)]. If a step-up is elected on March 1, 2011, then the following values would result:



-  Protected Withdrawal Value = contract value on March 1, 2011 = $240,000



- Annual Income Amount is equal to the greater of the current Annual Income Amount or 5% of the stepped up Protected Withdrawal Value. Current Annual Income Amount is $13,250. 5% of the stepped-up Protected Withdrawal Value is 5% of $240,000, which is $12,000. Therefore, the Annual Income Amount remains $13,250.



- Annual Withdrawal Amount is equal to the greater of the current Annual Withdrawal Amount or 7% of the stepped up Protected Withdrawal Value. Current Annual Withdrawal Amount is $18,550. 7% of the stepped-up Protected Withdrawal Value is 7% of $240,000, which is $16,800. Therefore, the Annual Withdrawal Amount remains $18,550.


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PART II STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10



BENEFITS UNDER LIFETIME FIVE



- If your contract value is equal to zero, and the cumulative withdrawals in the current contract year are greater than the Annual Withdrawal Amount, Lifetime Five will terminate. To the extent that your contract value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Once you make this election we will make an additional payment for that contract year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the contract year, if any, depending on the option you choose. In subsequent contract years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount. You will not be able to change the option after your election and no further purchase payments will be accepted under your contract. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current contract year that reduced your contract value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your contract value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your contract value equals zero no further purchase payments will be accepted under your contract.



- If annuity payments are to begin under the terms of your contract or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent contract years or any remaining Protected Withdrawal Value, you can elect one of the following three options:



   1.  apply your contract value to any annuity option available;



   2. request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the annuitant's death; or



   3. request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the annuitant's death or the date the Protected Withdrawal Value is depleted.



   We must receive your request in a form acceptable to us at the Prudential Annuity Service Center.



- In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your contract. The amount that will be applied to provide such annuity payments will be the greater of:



   1. the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your contract; and



   2.  the contract value.



   If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.


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        5:



WHAT IS THE LIFETIME FIVE INCOME BENEFIT? CONTINUED

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PART II STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10



OTHER IMPORTANT CONSIDERATIONS



- Withdrawals under Lifetime Five are subject to all of the terms and conditions of the contract, including any withdrawal charges.



- Withdrawals made while Lifetime Five is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the contract. Lifetime Five does not directly affect the contract value or surrender value, but any withdrawal will decrease the contract value by the amount of the withdrawal (plus any applicable withdrawal charges). If you surrender your contract, you will receive the current contract value, not the Protected Withdrawal Value.



- You can make withdrawals from your contract while your contract value is greater than zero without purchasing Lifetime Five. Lifetime Five provides a guarantee that if your contract value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.



- You must allocate your contract value to one or more of the following asset allocation portfolios of the Prudential Series Fund: SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio.



ELECTION OF LIFETIME FIVE



Lifetime Five can be elected only after the contract date. Elections of Lifetime Five are subject to our eligibility rules and restrictions. The contract owner's contract value as of the date of election will be used as the basis to calculate the initial Protected Withdrawal Value, the initial Annual Withdrawal Amount, and the initial Annual Income Amount.



TERMINATION OF LIFETIME FIVE



Lifetime Five terminates automatically when your Protected Withdrawal Value and Annual Income Amount reach zero. You may terminate Lifetime Five at any time by notifying us. If you terminate Lifetime Five, any guarantee provided by the benefit will terminate as of the date the termination is effective.



   Lifetime Five terminates:



-  upon your surrender of the contract,



- upon the death of the annuitant (but your surviving spouse may elect a new Lifetime Five benefit if your spouse elects the spousal continuance option and your spouse would then be eligible to elect the benefit as if he/she were a new purchaser),



- upon a change in ownership of the contract that changes the tax identification number of the contract owner, or



-  upon your election to begin receiving annuity payments.



   We cease imposing the charge for Lifetime Five upon the earliest to occur of
(i) your election to terminate the benefit, (ii) our receipt of appropriate proof of the death of the owner (or annuitant, for entity owned contracts),
(iii) the annuity date, (iv) automatic termination of the benefit due to an impermissible change of owner or annuitant, or (v) a withdrawal that causes the benefit to terminate.



ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS



If you purchase an annuity contract as an investment vehicle for "qualified" investments, including an IRA, the minimum distribution rules under the Internal Revenue Code of 1986, as amended (Code) require that you begin receiving periodic amounts from your annuity contract beginning after age 70 1/2. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any contract year that required minimum distributions due from your contract that are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the contract payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.


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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10


        6:


HOW CAN I PURCHASE A STRATEGIC PARTNERS

        PLUS CONTRACT?
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PURCHASE PAYMENTS


The initial purchase payment is the amount of money you first pay us to purchase the contract. The minimum initial purchase payment is $10,000. You must get our prior approval for any initial and additional purchase payment of $1,000,000 or more, unless we are prohibited under applicable state law from insisting on such prior approval. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $1,000 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers.


   You may purchase this contract only if the oldest of the owner, joint owner, annuitant, or co-annuitant is age 85 or younger (or age 80 depending on the version of the contract) on the contract date. Certain age limits apply to certain features and benefits described herein. No subsequent purchase payments may be made on or after the earliest of the 86th birthday (or 81st birthday depending on the version of the contract) of:

-  the owner,

-  the joint owner,

-  the annuitant, or

-  the co-annuitant.

   Currently, the maximum aggregate purchase payments you may make is $20 million. We limit the maximum total purchase payments in any contract year, other than the first to $2 million absent our prior approval. Depending on applicable state law, other limits may apply.

ALLOCATION OF PURCHASE PAYMENTS


When you purchase a contract, we will allocate your invested purchase payment among the variable investment options or, if you choose the Contract Without Credit, the fixed interest rate options based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.


   When you make an additional purchase payment, it will be allocated in the same way as your most recent purchase payment, unless you tell us otherwise. If you purchase the Contract Without Credit, allocations to the DCA Fixed Rate Option must be no less than $5,000.

   You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.


   We generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time. Our business day may close earlier, for example if regular trading on the New York Stock Exchange closes early. Subsequent purchase payments received in good order after the close of the business day will be credited on the following business day.



   At our discretion, we may give initial and subsequent purchase payments (as well as withdrawals and transfers) received in good order by certain broker/dealers prior to the close of a business day the same treatment as they would have received had they been received at the same time at the Prudential Annuity Service Center. For more detail, talk to your registered representative.


CREDITS

If you purchase the Contract With Credit, we will add a credit amount to your contract value with each purchase payment you make. The credit amount is allocated to the variable investment options in the same percentages as the purchase payment.

   Under the version of the Contract With Credit under which bonus credits vest over a seven year period, the credit percentage is currently equal to 4% of each

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HOW CAN I PURCHASE A STRATEGIC PARTNERS PLUS CONTRACT? CONTINUED
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10

purchase payment. With the approval of the SEC, we can change that credit percentage, but we guarantee it will never be less than 3%. Under the version of the Contract With Credit under which bonus credits generally are not recapturable after expiration of the free look period, the bonus credit that we pay with respect to any purchase payment depends on (i) the age of the older of the owner or joint owner on the date on which the purchase payment is made and
(ii) the amount of the purchase payment. Specifically,

- if the elder owner is 80 or younger on the date that the purchase payment is made, then we will add a bonus credit to the purchase payment equal to 4% if the purchase payment is less than $250,000 or 5% if the purchase payment is greater than or equal to $250,000; and

- if the elder owner is aged 81-85 on the date that the purchase payment is made, then we will add a bonus credit equal to 3% of the amount of the purchase payment.

   Under the version of the Contract With Credit under which bonus credits vest over a seven year period, each credit is subject to its own vesting schedule, which is shown below. If you make a withdrawal of all or part of a purchase payment, or you begin the income phase of the contract, we will take back the non-vested portion of the credit attributable to that purchase payment. Withdrawals of purchase payments occur on a first-in first-out basis. This credit that we take back is in addition to any withdrawal charges that may apply.

   Under the version of the Contract With Credit under which bonus credits vest over a seven year period, bonus credits vest according to the following schedule:

 NUMBER OF CONTRACT ANNIVERSARIES
SINCE DATE OF EACH PURCHASE PAYMENT  VESTED PERCENTAGE
-----------------------------------  -----------------
                 0                            0%
                 1                           10%
                 2                           20%
                 3                           30%
                 4                           40%
                 5                           50%
                 6                           60%
                 7                          100%

   Under each version of the Contract With Credit, if we pay a death benefit under the contract, we have the right to take back any credit we applied one year prior to the date of death or later.

   Under each version of the Contract With Credit, we recapture bonus credits if the owner returns his or her contract during the free look period.

   Depending upon the state in which your contract was issued, your contract may include a different vesting schedule.

CALCULATING CONTRACT VALUE

The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract allocated to the variable investment options, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) adding up the total amount of money allocated to a specific investment option;

2) subtracting from that amount insurance charges and any other applicable charges such as for taxes; and

3) dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment to a variable investment option, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment, plus (if you have purchased the Contract With Credit) any applicable credit, allocated to a variable investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments.

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STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10


        7:


WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

                    PARTNERS PLUS CONTRACT?
--------------------------------------------------------------------------------

THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. WE DESCRIBE THESE CHARGES AND EXPENSES BELOW.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract.


INSURANCE AND ADMINISTRATIVE CHARGES



Each day, we make a deduction for the insurance and administrative charges. These charges cover our expenses for mortality and expense risk, administration, marketing and distribution. If you choose a Guaranteed Minimum Death Benefit option, or Lifetime Five Income Benefit option, the insurance and administrative charge also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. We also incur the risk that the death benefit amount exceeds the contract value. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs.



   We calculate the insurance and administrative charge based on the average daily value of all assets allocated to the variable investment options. These charges are not assessed against amounts allocated to the fixed interest rate options. The amount of the charge depends on the death benefit (or other) option that you choose.



   The death benefit charge is equal to:



   -  1.40% on an annual basis if you choose the base death benefit,



   - 1.60% on an annual basis if you choose either the roll-up or step-up Guaranteed Minimum Death Benefit option (i.e., 0.20% in addition to the base death benefit charge), or



   - 1.70% on an annual basis if you choose the greater of the roll-up and step-up Guaranteed Minimum Death Benefit option (i.e., 0.30% in addition to the base death benefit charge).


   We impose an additional insurance and administrative charge of 0.10% annually (of account value attributable to the variable investment options) for the version of the Contract With Credit under which bonus credits generally are not recapturable after expiration of the free look period. We do not assess this charge under the version of the Contract With Credit under which bonus credits vest over a period of seven years.


   We impose an additional charge of 0.60% annually if you choose the Lifetime Five Income Benefit. The 0.60% charge is in addition to the charge we impose for the applicable death benefit. Upon any reset of the amounts guaranteed under this benefit, we reserve the right to adjust the charge to that being imposed at that time for new elections of the benefit.


   If the charges under the contract are not sufficient to cover our expenses, then we will bear the loss. We

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WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

         PARTNERS PLUS CONTRACT? CONTINUED
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10


do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the contracts. If you choose the Contract With Credit, we will also use any profits from this charge to recoup our costs of providing the credit.


WITHDRAWAL CHARGE

A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. The withdrawal charge may also apply if you begin the income phase during the withdrawal charge period, depending upon the annuity option you choose. The amount and duration of the withdrawal charge depends on whether you choose the Contract With Credit or the Contract Without Credit. The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment was made. Specifically, we maintain an "age" for each purchase payment you have made by keeping track of how many contract anniversaries have passed since the purchase payment was made.

   The withdrawal charge is the percentage, shown below, of the amount withdrawn.

                                        CONTRACT WITH
                                      CREDIT WITHDRAWAL
  NUMBER OF       CONTRACT WITH        CHARGE (VERSION
   CONTRACT     CREDIT WITHDRAWAL        UNDER WHICH
ANNIVERSARIES    CHARGE (VERSION        BONUS CREDITS
SINCE THE DATE     UNDER WHICH        GENERALLY ARE NOT
   OF EACH      BONUS CREDITS VEST      RECAPTURABLE       CONTRACT WITHOUT
   PURCHASE      OVER SEVEN YEAR     AFTER EXPIRATION OF   CREDIT WITHDRAWAL
   PAYMENT           PERIOD)          FREE LOOK PERIOD)         CHARGE
--------------  ------------------   -------------------   -----------------
      0                 7%                     8%                  7%
      1                 7%                     8%                  6%
      2                 7%                     8%                  5%
      3                 6%                     8%                  4%
      4                 5%                     7%                  3%
      5                 4%                     6%                  2%
      6                 3%                     5%                  1%
      7                 2%                     0%                  0%
      8                 1%                     0%                  0%
      9                 0%                     0%                  0%

   If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the next following contract anniversary will apply.

   If you request a withdrawal, we will deduct an amount from the contract value that is sufficient to pay the withdrawal charge, and take back any credit that has not vested under the vesting schedule, if you have chosen the Contract With Credit under which bonus credits vest over several years and provide you with the amount requested.

   If you request a full withdrawal, we will provide you with the full amount of the contract value after making deductions for charges.

   Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We make this "charge-free amount" available to you subject to approval of this feature in your state. We determine the charge-free amount available to you in a given contract year on the contract anniversary that begins that year. In calculating the charge-free amount, we divide purchase payments into two categories -- payments that are subject to a withdrawal charge and those that are not. We determine the charge-free amount based only on purchase payments that are subject to a withdrawal charge. The charge-free amount in a given contract year is equal to 10% of the sum of all the purchase payments subject to the withdrawal charge that you have made as of the applicable contract anniversary. During the first contract year, the charge-free amount is equal to 10% of the initial purchase payment.


   When you make a withdrawal (including a withdrawal under the optional Lifetime Five Income Benefit), we will deduct the amount of the withdrawal first from the available charge-free amount. Any excess amount will then be deducted from purchase payments in excess of the charge-free amount and subject to applicable withdrawal charges. Once you have withdrawn all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.


   If you choose the Contract With Credit and make a withdrawal that is subject to a withdrawal charge, we may use part of that withdrawal charge to recoup our costs of providing the credit.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10

   Withdrawal charges will never be greater than permitted by applicable law.

WAIVER OF WITHDRAWAL CHARGES FOR CRITICAL CARE

Except as restricted by applicable state law, we will waive all withdrawal charges upon receipt of proof that the owner or a joint owner is terminally ill, or has been confined to an eligible nursing home or eligible hospital continuously for at least three months after the contract date. We will also waive the contract maintenance charge if you surrender your contract in accordance with the above noted conditions. This waiver is not available if the owner has assigned ownership of the contract to someone else.

MINIMUM DISTRIBUTION REQUIREMENTS


If a withdrawal is taken from a tax qualified contract under the minimum distribution option in order to satisfy an Internal Revenue Service mandatory distribution requirement only with respect to that contract's account balance, we will waive withdrawal charges. See Section 9, "What Are The Tax Considerations Associated With The Strategic Partners Plus Contract?"



CONTRACT MAINTENANCE CHARGE


Under the original version of the contract, we do not deduct a contract maintenance charge for administrative expenses while your contract value is $50,000 or more. If your contract value is less than $50,000 on a contract anniversary during the accumulation phase or when you make a full withdrawal, we will deduct $30 (or if your contract value is less than $1,500, then a lower amount equal to 2% of your contract value) for administrative expenses. Under the new version of the contract, we do not deduct a contract maintenance charge for administrative expenses while your contract value is $75,000 or more. If your contract value is less than $75,000 on a contract anniversary during the accumulation phase or when you make a full withdrawal, we will deduct $35 (or a lower amount equal to 2% of your contract value) for administrative expenses. (This fee may differ in certain states.) We may increase this charge up to a maximum of $60 per year. Also, we may raise the level of the contract value at which we waive this fee. We will deduct this charge proportionately from each of your contract's investment options.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

We will impose an additional charge if you choose the Guaranteed Minimum Income Benefit. This is an annual charge equal to 0.25% of the average GMIB protected value. We deduct the charge from your contract value on each of the following events:

-  each contract anniversary;

-  when you begin the income phase of the contract;

- when you decide no longer to participate in the guaranteed minimum income benefit;

-  upon a full withdrawal; and

- upon a partial withdrawal if the remaining contract value would not be enough to cover the then applicable Guaranteed Minimum Income Benefit charge.

   If we impose this fee other than on a contract anniversary, then we will pro-rate it based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted.

   Because the charge is calculated based on the average GMIB protected value, it does not increase or decrease based on changes to the annuity's contract value due to market performance. If the GMIB protected value increases, the dollar amount of the annual charge will increase, while a decrease in the GMIB protected value will decrease the dollar amount of the charge.

   The charge is deducted annually in arrears each contract year on the contract anniversary. We deduct the amount of the charge pro-rata from the contract value allocated to the variable investment options, and for Contract Without Credit, the fixed interest rate options. In some states, we may deduct the charge for the Guaranteed Minimum Income Benefit in a different manner. If you surrender your contract, begin receiving annuity payments under the GMIB or any other annuity payout option we make available during a contract

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WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

         PARTNERS PLUS CONTRACT? CONTINUED
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10

year, or the GMIB terminates, we will deduct the charge for the portion of the contract year since the prior contract anniversary (or the contract date if in the first contract year). Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the applicable Guaranteed Minimum Income Benefit charge, we will deduct the charge from the amount we pay you.

   THE FACT THAT WE IMPOSE THE CHARGE UPON A FULL OR PARTIAL WITHDRAWAL DOES NOT IMPAIR YOUR RIGHT TO MAKE A WITHDRAWAL AT THE TIME OF YOUR CHOOSING.

   We will not impose the Guaranteed Minimum Income Benefit charge after the income phase begins.

EARNINGS APPRECIATOR BENEFIT CHARGE

We will impose an additional charge if you choose the Earnings Appreciator Benefit. The charge for this benefit is based on an annual rate of 0.15% of your contract value if you have also selected a Guaranteed Minimum Death Benefit option (0.20% if you have not selected a Guaranteed Minimum Death Benefit option).

   We calculate the charge on each of the following events:

   -  each contract anniversary;

   -  when you begin the income phase of the contract;

   -  upon death of the sole or last surviving owner prior to the income phase;

   -  upon a withdrawal; and

   -  upon a subsequent purchase payment.

   The fee is based on the contract value at time of calculation and is pro-rated based on the portion of the contract year since the date the Earnings Appreciator Benefit charge was last calculated.

   The charge is not deducted every time it is calculated. Instead, the charge is deducted, along with any previously calculated but not deducted charge, on each of the following events:

   -  each contract anniversary;

   -  when you begin the income phase of the contract;

   -  upon death of the sole or last surviving owner prior to the income phase;

   -  upon a full withdrawal; and

   - upon a partial withdrawal if the contract value remaining after the partial withdrawal is not enough to cover the then applicable charge.

   We withdraw this charge from each investment option in the same proportion that the amount allocated to the investment option bears to the total contract value. Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the then-applicable Earnings Appreciator Benefit charge, we will deduct the charge from the amount we pay you. We will deem the payment of the Earnings Appreciator Benefit charge as made from earnings for purposes of calculating other charges.

TAXES ATTRIBUTABLE TO PREMIUM

There may be federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a charge against the value of the contract to pay some or all of these taxes. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax on us, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract (contract date). If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. We have the right to increase this fee up to a maximum of $30 per transfer, but we have no current plans to do so. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10

COMPANY TAXES


We pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.



   In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.


UNDERLYING MUTUAL FUND FEES


When you allocate a purchase payment or a transfer to the variable investment options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2004, the fees of these funds ranged on an annual basis from 0.38% to 1.30% of fund assets (these fees reflect the effect of expense reimbursements or waivers, which may terminate at any time). For additional information about these fund fees, please consult the prospectuses for the funds.


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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10


        8:


HOW CAN I

        ACCESS MY MONEY?
--------------------------------------------------------------------------------

YOU CAN ACCESS YOUR MONEY BY:

-  MAKING A WITHDRAWAL (EITHER PARTIAL OR FULL); OR

-  CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

WITHDRAWALS DURING THE ACCUMULATION PHASE

When you make a full withdrawal, you will receive the value of your contract minus any applicable charges and fees and, if you have purchased the Contract With Credit, after we have taken back any credits that have not yet vested. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

   Unless you tell us otherwise, any partial withdrawal and related withdrawal charges will be taken proportionately from all of the investment options you have selected. The minimum contract value that must remain in order to keep the contract in force after a withdrawal is $2,000. If you request a withdrawal amount that would reduce the contract value below this minimum, we will withdraw the maximum amount available that, with the withdrawal charge, would not reduce the contract value below such minimum.

   With respect to the variable investment options, we will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order. We will deduct applicable charges, if any, from the assets in your contract.


   INCOME TAXES, TAX PENALTIES, AND CERTAIN RESTRICTIONS ALSO MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 9.


AUTOMATED WITHDRAWALS


We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual, or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options. The minimum automated withdrawal amount you can make is generally $100. An assignment of the contract terminates any automated withdrawal program that you had in effect.



   INCOME TAXES, TAX PENALTIES, WITHDRAWAL CHARGES, AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 9.


SUSPENSION OF PAYMENTS OR TRANSFERS

The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

- An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or

- The SEC, by order, permits suspension or postponement of payments for the protection of owners.

   We expect to pay the amount of any withdrawal or process any transfer made from the fixed interest rate options promptly upon request.

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        9:


WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

                    PARTNERS PLUS CONTRACT?
--------------------------------------------------------------------------------

The tax considerations associated with the Strategic Partners Plus contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan (including contracts held by a non-natural person, such as a trust, acting as an agent for a natural person), or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.

   This contract may also be purchased as a non-qualified annuity (i.e., a contract not held under a tax-favored retirement plan) by a trust or custodial IRA or 403(b) account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s, as applicable, are the responsibility of the applicable trustee or custodian.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

   It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract such as the Guaranteed Minimum Death Benefit, should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for these benefits could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

   If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal. Also, if you elect the interest payment option that we may offer, that election will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances you transfer the contract incident to divorce.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments

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TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

         PARTNERS PLUS CONTRACT CONTINUED
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10

and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.); or

- the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035

Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If the annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. (See "Federal Tax Status" in the Statement of Additional Information).

   Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example, we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

TAXES PAYABLE BY BENEFICIARIES

The death benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the death benefit, as determined under federal law, is also included in the owner's estate.

   Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.

   Tax consequences to the beneficiary vary among the death benefit payment options.

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-  Choice 1:  The beneficiary is taxed on earnings in the contract.

- Choice 2: The beneficiary is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).

- Choice 3: The beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

REPORTING AND WITHHOLDING ON DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the CONTRACTS HELD BY TAX FAVORED PLANS section below for a discussion regarding withholding rules for tax favored plans (for example, an IRA).

   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION

   Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the variable investment options of the annuity contract must be diversified, according to certain rules. We believe these diversification rules will be met.

   An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines may have on transfers between the investment options offered pursuant to this prospectus. We will take any action, including modifications to your contract or the investment options, required to comply with such guidelines if promulgated.

   Please refer to the Statement of Additional Information for further information on these diversification and investor control issues.

   Required Distributions Upon Your Death. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if a periodic payment option is selected by your designated beneficiary and if such payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10

the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

   If the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.


   Changes In The Contract We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.


ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans.

   Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Code. This description assumes that you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

TYPES OF TAX FAVORED PLANS


   IRAs. If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement," attached to this prospectus, contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount your contract is worth, if greater) less any applicable federal and state income tax withholding.



   Contributions Limits/Rollovers. Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. For 2005, the limit is $4,000, increasing to $5,000 in 2008. After 2008, the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500, increasing to $1,000 in 2006 and years thereafter. The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan into another Section 401(a) plan.


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STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10

   Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

-  You cannot sell, assign or pledge the contract, other than to Pruco Life;

- The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

- The date on which annuity payments must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70 1/2; and


-  Death and annuity payments must meet "minimum distribution requirements".


   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:


-  A 10% "early distribution penalty";


- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or


-  Failure to take a minimum distribution.


   ROTH IRAs. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements:
   (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or
   (d) for a qualified first time homebuyer distribution within the meaning of
   Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA; and

- If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA, you may only purchase a contract for a Roth IRA in connection with a "rollover" or "conversion" of amounts of another traditional IRA, conduit IRA, or Roth IRA. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to a Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10

age 70 1/2 and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.


   Effective in 2006, in accordance with recent changes in laws and regulations, required minimum distributions will be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.



   You can use the minimum distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will distribute to you this minimum distribution amount, less any other partial withdrawals that you made during the year.


   Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA or Roth IRA before you attain age 59 1/2.

   Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled; or

- the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.).

   Other exceptions to this tax may apply. You should consult your tax advisor for further details.

WITHHOLDING

Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with three exemptions; and

-  For all other distributions, we will withhold at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10

these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.


   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under Section 7, "What Are The Expenses Associated With The Strategic Partners Plus Contract?"



   Information about sales representatives and commissions may be found under "Other Information" and "Sale And Distribution Of The Contract" in Section 10.


   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

ADDITIONAL INFORMATION


For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement," attached to this prospectus.


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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10


        10:


OTHER

        INFORMATION
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PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York.

   Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the contract.

THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life Flexible Premium Variable Annuity Account (separate account), to hold the assets that are associated with the variable annuity contracts. The separate account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

SALE AND DISTRIBUTION OF THE CONTRACT


Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of annuity contracts and life insurance products we offer.



   PIMS's principal business address is 100 Mulberry Street, Newark, New Jersey 07102-4077. PIMS is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the National Association of Securities Dealers, Inc. (NASD).



   The contract is offered on a continuous basis. PIMS enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the contract but are exempt from registration (firms). Applications for the contract are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the contract directly to potential purchasers.



   Commissions are paid to firms on sales of the contract according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of purchase payments made, up to a maximum of 8%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of contract value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the contract. Commissions and other compensation paid in relation to the contract do not result in any additional charge to you or to the separate account.



   In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the contract on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our


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                                                                         PART II
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affiliates. These services may include, but are not limited to: educating customers of the firm on the contract's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PIMS. A list of firms that PIMS paid pursuant to such arrangements is provided in the Statement of Additional Information which is available upon request.



   To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.



   You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.


LITIGATION


Pruco Life is subject to legal and regulatory actions in the ordinary course of its businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to Pruco Life and that are typical of the businesses in which Pruco Life operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We may also be subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.



     Pruco Life has received formal requests for information relating to its variable annuity business and unregistered separate accounts from regulators, including, among others, the Securities and Exchange Commission and the State of New York Attorney General's Office. Pruco Life is cooperating with all such inquiries.



     Pruco Life's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life's financial position.



ASSIGNMENT



In general, you can assign the contract at any time during your lifetime. If you do so, we will reset the death benefit to equal the contract value on the date the assignment occurs. For details, see Section 4, "What Is The Death Benefit?" We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event. If you assign the contract, that assignment will result in the termination of any automated withdrawal program that had been in effect. If the new owner wants to re-institute an automated withdrawal program, then he/she needs to submit the forms that we require, in good order.



   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract.


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        10:


OTHER INFORMATION CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10

For further information please speak to your representative.

FINANCIAL STATEMENTS

The financial statements of the separate account and Pruco Life, the co-issuer of the Strategic Partners Plus contract, are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Principal Underwriter


-  Payments Made to Promote Sale of Our Products


-  Allocation of Initial Purchase Payment

-  Determination of Accumulation Unit Values

-  Federal Tax Status

-  State Specific Variations


-  Financial Statements


HOUSEHOLDING


To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contract owner that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling (877) 778-5008.


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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10

         APPENDIX A

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


As we have indicated throughout this prospectus, the Strategic Partners Plus Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here, we depict the historical unit values corresponding to the contract features bearing the highest and lowest combination of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176.



   The portfolio names shown for the corresponding unit values are as of December 31, 2004. For a complete list of the current portfolio names, see
Section 2, "What Investment Options Can I Choose?"


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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------



ACCUMULATION UNIT VALUES:
(BASE DEATH BENEFIT 1.40)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 0.99430                 $ 0.86988                       33,208
         1/1/2002 to 12/31/2002                      $ 0.86988                 $ 0.59236                       41,596
         1/1/2003 to 12/31/2003                      $ 0.59236                 $ 0.76091                       41,580
         1/1/2004 to 12/31/2004                      $ 0.76091                 $ 0.82279                        3,931
         2/4/2002** to 12/31/2002                    $ 0.97701                 $ 0.70649                            0
         1/1/2003 to 12/31/2003                      $ 0.70649                 $ 0.90749                            0
         1/1/2004 to 12/31/2004                      $ 0.90749                 $ 0.98122                            0

PRUDENTIAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002*** to 12/31/2002                   $ 1.00967                 $ 0.80531                            0
         1/1/2003 to 12/31/2003                      $ 0.80531                 $ 1.04571                            0
         1/1/2004 to 12/31/2004                      $ 1.04571                 $ 1.13373                            0
         2/4/2002** to 12/31/2002                    $ 0.97750                 $ 0.78176                            0
         1/1/2003 to 12/31/2003                      $ 0.78176                 $ 1.01497                            0
         1/1/2004 to 12/31/2004                      $ 1.01497                 $ 1.10038                            0

PRUDENTIAL GLOBAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 0.99996                 $ 0.83992                            0
         1/1/2002 to 12/31/2002                      $ 0.83992                 $ 0.62009                            0
         1/1/2003 to 12/31/2003                      $ 0.62009                 $ 0.81994                            0
         1/1/2004 to 12/31/2004                      $ 0.81994                 $  0.8862                            0
         2/4/2002** to 12/31/2002                    $ 0.98632                 $ 0.76666                            0
         1/1/2003 to 12/31/2003                      $ 0.76666                 $ 1.01366                            0
         1/1/2004 to 12/31/2004                      $ 1.01366                 $ 1.09542                            0

PRUDENTIAL MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 1.00009                 $ 1.01253                            0
         1/1/2002 to 12/31/2002                      $ 1.01253                 $ 1.01372                            0
         1/1/2003 to 12/31/2003                      $ 1.01372                 $ 1.00812                            0
         1/1/2004 to 12/31/2004                      $ 1.00812                 $ 1.00423                            0
         2/4/2002** to 12/31/2002                    $ 1.00003                 $ 1.00082                      188,201
         1/1/2003 to 12/31/2003                      $ 1.00082                 $ 0.99527                      244,578
         1/1/2004 to 12/31/2004                      $ 0.99527                 $ 0.99141                      218,407





   * DATE THAT THE ORIGINAL VERSION OF THIS ANNUITY WAS FIRST OFFERED.

  ** DATE THAT THE LATER VERSION OF THIS ANNUITY WAS FIRST OFFERED.
 *** DATE THAT THE FUND FIRST BECAME AVAILABLE WITHIN THIS ANNUITY.                                  THIS CHART CONTINUES ON
THE NEXT PAGE


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ACCUMULATION UNIT VALUES (CONTINUED):
(BASE DEATH BENEFIT 1.40)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
PRUDENTIAL STOCK INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 0.99726                 $ 0.90493                            0
         1/1/2002 to 12/31/2002                      $ 0.90493                 $ 0.69437                            0
         1/1/2003 to 12/31/2003                      $ 0.69437                 $ 0.87784                            0
         1/1/2004 to 12/31/2004                      $ 0.87784                 $ 0.95615                            0
         2/4/2002** to 12/31/2002                    $ 0.97534                 $ 0.78517                            0
         1/1/2003 to 12/31/2003                      $ 0.78517                 $ 0.99254                            0
         1/1/2004 to 12/31/2004                      $ 0.99254                 $ 1.08106                            0

PRUDENTIAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/1/2002*** to 12/31/2002                   $ 1.00860                 $ 0.79744                            0
         1/1/2003 to 12/31/2003                      $ 0.79744                 $ 1.00719                            0
         1/1/2004 to 12/31/2004                      $ 1.00719                 $ 1.15535                            0
         2/4/2002** to 12/31/2002                    $ 0.97746                 $ 0.79350                            0
         1/1/2003 to 12/31/2003                      $ 0.79350                 $ 1.00220                       64,859
         1/1/2004 to 12/31/2004                      $ 1.00220                 $ 1.14963                       56,890

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 0.99881                 $ 0.87109                            0
         1/1/2002 to 12/31/2002                      $ 0.87109                 $ 0.66866                            0
         1/1/2003 to 12/31/2003                      $ 0.66866                 $ 0.87565                            0
         1/1/2004 to 12/31/2004                      $ 0.87565                 $ 0.99098                            0
         2/4/2002** to 12/31/2002                    $ 0.98198                 $ 0.80240                            0
         1/1/2003 to 12/31/2003                      $ 0.80240                 $ 1.05061                            0
         1/1/2004 to 12/31/2004                      $ 1.05061                 $ 1.18898                            0

SP AIM AGGRESSIVE GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 0.99724                 $ 0.87500                            0
         1/1/2002 to 12/31/2002                      $ 0.87500                 $ 0.68204                            0
         1/1/2003 to 12/31/2003                      $ 0.68204                 $ 0.85087                            0
         1/1/2004 to 12/31/2004                      $ 0.85087                 $ 0.93878                            0
         2/4/2002** to 12/31/2002                    $ 0.97611                 $ 0.80273                            0
         1/1/2003 to 12/31/2003                      $ 0.80273                 $ 1.00158                            0
         1/1/2004 to 12/31/2004                      $ 1.00158                 $ 1.10499                            0





   * DATE THAT THE ORIGINAL VERSION OF THIS ANNUITY WAS FIRST OFFERED.

  ** DATE THAT THE LATER VERSION OF THIS ANNUITY WAS FIRST OFFERED.
 *** DATE THAT THE FUND FIRST BECAME AVAILABLE WITHIN THIS ANNUITY.                                  THIS CHART CONTINUES ON
THE NEXT PAGE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10


ACCUMULATION UNIT VALUES (CONTINUED):
(BASE DEATH BENEFIT 1.40)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP AIM CORE EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 0.99084                 $ 0.84109                            0
         1/1/2002 to 12/31/2002                      $ 0.84109                 $ 0.70328                            0
         1/1/2003 to 12/31/2003                      $ 0.70328                 $ 0.85787                            0
         1/1/2004 to 12/31/2004                      $ 0.85787                 $ 0.92049                            0
         2/4/2002** to 12/31/2002                    $ 0.98416                 $ 0.85696                            0
         1/1/2003 to 12/31/2003                      $ 0.85696                 $ 1.04529                            0
         1/1/2004 to 12/31/2004                      $ 1.04529                 $ 1.12146                            0

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 0.99509                 $ 0.88230                       27,876
         1/1/2002 to 12/31/2002                      $ 0.88230                 $ 0.59865                       31,466
         1/1/2003 to 12/31/2003                      $ 0.59865                 $ 0.73114                       31,147
         1/1/2004 to 12/31/2004                      $ 0.73114                 $ 0.76497                        3,041
         2/4/2002** to 12/31/2002                    $ 0.96941                 $ 0.72083                            0
         1/1/2003 to 12/31/2003                      $ 0.72083                 $ 0.88040                            0
         1/1/2004 to 12/31/2004                      $ 0.88040                 $ 0.92132                            0

SP BALANCED ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 0.99892                 $ 0.94964                            0
         1/1/2002 to 12/31/2002                      $ 0.94964                 $ 0.82711                        5,464
         1/1/2003 to 12/31/2003                      $ 0.82711                 $ 1.00219                            0
         1/1/2004 to 12/31/2004                      $ 1.00219                 $ 1.09792                        8,463
         2/4/2002** to 12/31/2002                    $ 0.98743                 $ 0.89088                            0
         1/1/2003 to 12/31/2003                      $ 0.89088                 $ 1.07966                            0
         1/1/2004 to 12/31/2004                      $ 1.07966                 $ 1.18290                            0

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 0.99796                 $ 0.98458                            0
         1/1/2002 to 12/31/2002                      $ 0.98458                 $ 0.91397                            0
         1/1/2003 to 12/31/2003                      $ 0.91397                 $ 1.04994                            0
         1/1/2004 to 12/31/2004                      $ 1.04994                 $ 1.12757                            0
         2/4/2002** to 12/31/2002                    $ 0.99058                 $ 0.93899                       74,336
         1/1/2003 to 12/31/2003                      $ 0.93899                 $ 1.07868                       31,721
         1/1/2004 to 12/31/2004                      $ 1.07868                 $ 1.15831                       26,233





  * DATE THAT THE ORIGINAL VERSION OF THIS ANNUITY WAS FIRST OFFERED.

 ** DATE THAT THE LATER VERSION OF THIS ANNUITY WAS FIRST OFFERED.                                   THIS CHART CONTINUES ON
THE NEXT PAGE


--------------------------------------------------------------------------------
 80

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10


ACCUMULATION UNIT VALUES (CONTINUED):
(BASE DEATH BENEFIT 1.40)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP DAVIS VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 0.99791                 $ 0.92029                       39,934
         1/1/2002 to 12/31/2002                      $ 0.92029                 $ 0.76511                       46,013
         1/1/2003 to 12/31/2003                      $ 0.76511                 $ 0.97653                       93,809
         1/1/2004 to 12/31/2004                      $ 0.97653                 $ 1.08373                       95,409
         2/4/2002** to 12/31/2002                    $ 0.97224                 $ 0.86688                            0
         1/1/2003 to 12/31/2003                      $ 0.86688                 $ 1.10632                            0
         1/1/2004 to 12/31/2004                      $ 1.10632                 $ 1.22772                            0

SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 1.00085                 $ 1.00289                       25,060
         1/1/2002 to 12/31/2002                      $ 1.00289                 $ 0.84681                       29,602
         1/1/2003 to 12/31/2003                      $ 0.84681                 $ 1.11158                       29,583
         1/1/2004 to 12/31/2004                      $ 1.11158                 $ 1.32305                       39,945
         2/4/2002** to 12/31/2002                    $ 0.98396                 $ 0.84988                            0
         1/1/2003 to 12/31/2003                      $ 0.84988                 $ 1.11558                       30,298
         1/1/2004 to 12/31/2004                      $ 1.11558                 $ 1.32788                       26,005

SP GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 0.99886                 $ 0.90967                        8,484
         1/1/2002 to 12/31/2003                      $ 0.90967                 $ 0.74223                       17,415
         1/1/2003 to 12/31/2003                      $ 0.74223                 $ 0.93901                       17,380
         1/1/2004 to 12/31/2004                      $ 0.93901                 $ 1.04685                       17,351
         2/4/2002** to 12/31/2002                    $ 0.98366                 $ 0.84346                            0
         1/1/2003 to 12/31/2003                      $ 0.84346                 $ 1.06700                            0
         1/1/2004 to 12/31/2004                      $ 1.06700                 $ 1.18965                            0

SP LARGE CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 0.99702                 $ 0.92388                            0
         1/1/2002 to 12/31/2002                      $ 0.92388                 $ 0.76199                            0
         1/1/2003 to 12/31/2003                      $ 0.76199                 $ 0.95257                            0
         1/1/2004 to 12/31/2004                      $ 0.95257                 $ 1.10611                            0
         2/4/2002** to 12/31/2002                    $ 0.97731                 $ 0.83825                            0
         1/1/2003 to 12/31/2003                      $ 0.83825                 $ 1.04790                            0
         1/1/2004 to 12/31/2004                      $ 1.04790                 $ 1.21689                            0





  * DATE THAT THE ORIGINAL VERSION OF THIS ANNUITY WAS FIRST OFFERED.

 ** DATE THAT THE LATER VERSION OF THIS ANNUITY WAS FIRST OFFERED.                                   THIS CHART CONTINUES ON
THE NEXT PAGE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10


ACCUMULATION UNIT VALUES (CONTINUED):
(BASE DEATH BENEFIT 1.40)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP LSV INTERNATIONAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 1.00228                 $ 0.84741                            0
         1/1/2002 to 12/31/2002                      $ 0.84741                 $ 0.69226                            0
         1/1/2003 to 12/31/2003                      $ 0.69226                 $ 0.86952                            0
         1/1/2004 to 12/31/2004                      $ 0.86952                 $ 0.99305                            0
         2/4/2002** to 12/31/2002                    $ 0.99846                 $ 0.85393                            0
         1/1/2003 to 12/31/2003                      $ 0.85393                 $ 1.07261                       31,250
         1/1/2004 to 12/31/2004                      $ 1.07261                 $ 1.22497                       27,343

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 0.99530                 $ 0.81060                            0
         1/1/2002 to 12/31/2002                      $ 0.81060                 $ 0.57009                            0
         1/1/2003 to 12/31/2003                      $ 0.57009                 $ 0.71281                            0
         1/1/2004 to 12/31/2004                      $ 0.71281                 $ 0.79003                            0
         2/4/2002** to 12/31/2002                    $ 0.96821                 $ 0.74461                            0
         1/1/2003 to 12/31/2003                      $ 0.74461                 $ 0.93117                            0
         1/1/2004 to 12/31/2004                      $ 0.93117                 $ 1.03208                            0

SP MID CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 0.99348                 $ 0.81540                        7,562
         1/1/2002 to 12/31/2002                      $ 0.81540                 $ 0.43161                        6,516
         1/1/2003 to 12/31/2003                      $ 0.43161                 $ 0.59621                        6,140
         1/1/2004 to 12/31/2004                      $ 0.59621                 $ 0.70289                        5,679
         2/4/2002** to 12/31/2002                    $ 0.95936                 $ 0.58443                            0
         1/1/2003 to 12/31/2003                      $ 0.58443                 $ 0.80750                       42,093
         1/1/2004 to 12/31/2004                      $ 0.80750                 $ 0.95200                       35,169

SP PIMCO HIGH YIELD PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 0.99996                 $ 1.01397                        1,054
         1/1/2002 to 12/31/2002                      $ 1.01397                 $ 1.00143                        1,615
         1/1/2003 to 12/31/2003                      $ 1.00143                 $ 1.20911                        1,608
         1/1/2004 to 12/31/2004                      $ 1.20911                 $ 1.30346                        1,602
         2/4/2002** to 12/31/2002                    $ 0.99887                 $ 0.98184                            0
         1/1/2003 to 12/31/2003                      $ 0.98184                 $ 1.18535                       11,996
         1/1/2004 to 12/31/2004                      $ 1.18535                 $ 1.27784                       12,715





   * DATE THAT THE ORIGINAL VERSION OF THIS ANNUITY WAS FIRST OFFERED.

  ** DATE THAT THE LATER VERSION OF THIS ANNUITY WAS FIRST OFFERED.                                    THIS CHART CONTINUES ON
THE NEXT PAGE


--------------------------------------------------------------------------------
 82

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10


ACCUMULATION UNIT VALUES (CONTINUED):
(BASE DEATH BENEFIT 1.40)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP PIMCO TOTAL RETURN PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 0.99996                 $ 1.04110                       24,059
         1/1/2002 to 12/31/2002                      $ 1.04110                 $ 1.12328                       29,690
         1/1/2003 to 12/31/2003                      $ 1.12328                 $ 1.17265                       29,689
         1/1/2004 to 12/31/2004                      $ 1.17265                 $ 1.21745                       33,428
         2/4/2002** to 12/31/2002                    $ 1.00358                 $ 1.06613                            0
         1/1/2003 to 12/31/2003                      $ 1.06613                 $ 1.11297                       23,687
         1/1/2004 to 12/31/2004                      $ 1.11297                 $ 1.15556                       27,079

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 0.99484                 $ 0.87416                       15,458
         1/1/2002 to 12/31/2002                      $ 0.87416                 $ 0.58550                       19,001
         1/1/2003 to 12/31/2003                      $ 0.58550                 $ 0.82046                       19,002
         1/1/2004 to 12/31/2004                      $ 0.82046                 $ 0.98221                       50,025
         2/4/2002** to 12/31/2002                    $ 0.96873                 $ 0.71988                            0
         1/1/2003 to 12/31/2003                      $ 0.71988                 $ 1.00882                            0
         1/1/2004 to 12/31/2004                      $ 1.00882                 $ 1.20761                            0

SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 0.99727                 $ 0.92677                        3,587
         1/1/2002 to 12/31/2002                      $ 0.92677                 $ 0.63744                        1,942
         1/1/2003 to 12/31/2003                      $ 0.63744                 $ 0.84694                        1,934
         1/1/2004 to 12/31/2004                      $ 0.84694                 $ 0.82752                        1,927
         2/4/2002** to 12/31/2002                    $ 0.97561                 $ 0.72521                            0
         1/1/2003 to 12/31/2003                      $ 0.72521                 $ 0.96342                            0
         1/1/2004 to 12/31/2004                      $ 0.96342                 $ 0.94136                            0

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 0.99482                 $ 0.85719                            0
         1/1/2002 to 12/31/2002                      $ 0.85719                 $ 0.63181                            0
         1/1/2003 to 12/31/2003                      $ 0.63181                 $ 0.78409                            0
         1/1/2004 to 12/31/2004                      $ 0.78409                 $ 0.85515                            0
         2/4/2002** to 12/31/2002                    $ 0.97345                 $ 0.77240                            0
         1/1/2003 to 12/31/2003                      $ 0.77240                 $ 0.95860                            0
         1/1/2004 to 12/31/2004                      $ 0.95860                 $ 1.04544                            0



   * DATE THAT THE ORIGINAL VERSION OF THIS ANNUITY WAS FIRST OFFERED.

  ** DATE THAT THE LATER VERSION OF THIS ANNUITY WAS FIRST OFFERED.                                    THIS CHART CONTINUES ON
THE NEXT PAGE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10


ACCUMULATION UNIT VALUES (CONTINUED):
(BASE DEATH BENEFIT 1.40)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 0.98559                 $ 0.81297                            0
         1/1/2002 to 12/31/2002                      $ 0.81297                 $ 0.47030                            0
         1/1/2003 to 12/31/2003                      $ 0.47030                 $ 0.66039                            0
         1/1/2004 to 12/31/2004                      $ 0.66039                 $ 0.65130                            0
         2/4/2002** to 12/31/2002                    $ 0.97074                 $ 0.60245                            0
         1/1/2003 to 12/31/2003                      $ 0.60245                 $ 0.84598                            0
         1/1/2004 to 12/31/2004                      $ 0.84598                 $ 0.83430                            0

SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 1.00272                 $ 0.74788                        1,091
         1/1/2002 to 12/31/2002                      $ 0.74788                 $ 0.57108                            0
         1/1/2003 to 12/31/2003                      $ 0.57108                 $ 0.78612                            0
         1/1/2004 to 12/31/2004                      $ 0.78612                 $ 0.90356                            0
         2/4/2002** to 12/31/2002                    $ 0.99603                 $ 0.80285                            0
         1/1/2003 to 12/31/2003                      $ 0.80285                 $ 1.10501                            0
         1/1/2004 to 12/31/2004                      $ 1.10501                 $ 1.27001                            0

EVERGREEN VA FOUNDATION FUND
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 0.99781                 $ 0.95089                       19,363
         1/1/2002 to 12/31/2002                      $ 0.95089                 $ 0.84711                        6,679
         1/1/2003 to 12/31/2003                      $ 0.84711                 $ 0.96717                        6,106
         1/1/2004 to 12/31/2004                      $ 0.96717                 $ 1.01405                        5,402
         2/4/2002** to 12/31/2002                    $ 0.98745                 $ 0.90443                            0
         1/1/2003 to 12/31/2003                      $ 0.90443                 $ 1.03262                            0
         1/1/2004 to 12/31/2004                      $ 1.03262                 $ 1.08262                            0

EVERGREEN VA FUND
------------------------------------------------------------------------------------------------------------------------------
         12/5/2003**** to 12/31/2003                 $ 9.92203                 $10.39285                            0
         1/1/2004 to 12/31/2004                      $10.34285                 $11.0558                             0

EVERGREEN VA GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------------
         12/5/2003**** to 12/31/2003                 $ 9.91859                 $10.39784                        6,477
         1/1/2004 to 12/31/2004                      $10.39784                 $11.19868                        5,741





   * DATE THAT THE ORIGINAL VERSION OF THIS ANNUITY WAS FIRST OFFERED.

  ** DATE THAT THE LATER VERSION OF THIS ANNUITY WAS FIRST OFFERED.                                    THIS CHART CONTINUES ON
THE NEXT PAGE

**** DATE THAT THE FUND FIRST BECAME AVAILABLE WITHIN THIS ANNUITY.


--------------------------------------------------------------------------------
 84

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10


ACCUMULATION UNIT VALUES (CONTINUED):
(BASE DEATH BENEFIT 1.40)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
EVERGREEN VA GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 0.99162                 $ 0.98597                            0
         1/1/2002 to 12/31/2002                      $ 0.98597                 $ 0.71064                            0
         1/1/2003 to 12/31/2003                      $ 0.71064                 $ 0.97401                            0
         1/1/2004 to 12/31/2004                      $ 0.97401                 $ 1.09375                            0
         2/4/2002** to 12/31/2002                    $ 0.97334                 $ 0.73715                            0
         1/1/2003 to 12/31/2003                      $ 0.73715                 $ 1.01048                            0
         1/1/2004 to 12/31/2004                      $ 1.01048                 $ 1.13472                            0

EVERGREEN VA INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
         12/5/2003**** to 12/31/2003                 $ 9.98995                 $10.44289                            0
         1/1/2004 to 12/31/2004                      $10.44289                 $12.27702                            0
EVERGREEN VA OMEGA FUND
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 0.99424                 $ 0.91152                        3,859
         1/1/2002 to 12/31/2002                      $ 0.91152                 $ 0.67078                        3,618
         1/1/2003 to 12/31/2003                      $ 0.67078                 $ 0.92642                        3,307
         1/1/2004 to 12/31/2004                      $ 0.92642                 $ 0.97960                        2,927
         2/4/2002** to 12/31/2002                    $ 0.97492                 $ 0.75981                            0
         1/1/2003 to 12/31/2003                      $ 0.75981                 $ 1.04955                            0
         1/1/2004 to 12/31/2004                      $ 1.04955                 $ 1.10971                            0

EVERGREEN VA SPECIAL VALUES FUND
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 0.99754                 $ 1.09268                        3,551
         1/1/2002 to 12/31/2002                      $ 1.09268                 $ 0.94182                        3,331
         1/1/2003 to 12/31/2003                      $ 0.94182                 $ 1.20289                        3,046
         1/1/2004 to 12/31/2004                      $ 1.20289                 $ 1.42791                        2,692
         2/4/2002** to 12/31/2002                    $ 0.98336                 $ 0.85553                            0
         1/1/2003 to 12/31/2003                      $ 0.85553                 $ 1.09280                            0
         1/1/2004 to 12/31/2004                      $ 1.09280                 $ 1.29737                            0

JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                     $ 0.99357                 $ 0.78373                            0
         1/1/2002 to 12/31/2002                      $ 0.78373                 $ 0.56640                            0
         1/1/2003 to 12/31/2003                      $ 0.56640                 $ 0.73449                            0
         1/1/2004 to 12/31/2004                      $ 0.73449                 $ 0.75480                            0
         2/4/2002** to 12/31/2002                    $ 0.97419                 $ 0.74968                            0
         1/1/2003 to 12/31/2003                      $ 0.74968                 $ 0.97207                            0
         1/1/2004 to 12/31/2004                      $ 0.97207                 $ 0.99891                            0




   * DATE THAT THE ORIGINAL VERSION OF THIS ANNUITY WAS FIRST OFFERED.

  ** DATE THAT THE LATER VERSION OF THIS ANNUITY WAS FIRST OFFERED.

**** DATE THAT THE FUND FIRST BECAME AVAILABLE WITHIN THIS ANNUITY.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10


ACCUMULATION UNIT VALUES:
(GREATER OF ROLL-UP AND STEP-UP GMDB 1.80)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.97697                 $ 0.70404                            0
         1/1/2003 to 12/31/2003                      $ 0.70404                 $ 0.90077                            0
         1/1/2004 to 12/31/2004                      $ 0.90077                 $ 0.97012                            0

PRUDENTIAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.97747                 $ 0.77888                            0
         1/1/2003 to 12/31/2003                      $ 0.77888                 $ 1.00718                            0
         1/1/2004 to 12/31/2004                      $ 1.00718                 $ 1.08760                            0

PRUDENTIAL GLOBAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.98628                 $ 0.76397                            0
         1/1/2003 to 12/31/2003                      $ 0.76397                 $ 1.00614                            0
         1/1/2004 to 12/31/2004                      $ 1.00614                 $ 1.08309                            0

PRUDENTIAL MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 1.00000                 $ 0.99705                            0
         1/1/2003 to 12/31/2003                      $ 0.99705                 $ 0.98772                            0
         1/1/2004 to 12/31/2004                      $ 0.98772                 $ 0.98001                            0

PRUDENTIAL STOCK INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.97531                 $ 0.78234                            0
         1/1/2003 to 12/31/2003                      $ 0.78234                 $ 0.98518                            0
         1/1/2004 to 12/31/2004                      $ 0.98518                 $ 1.06881                            0

PRUDENTIAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.97743                 $ 0.79064                            0
         1/1/2003 to 12/31/2003                      $ 0.79064                 $ 0.99472                            0
         1/1/2004 to 12/31/2004                      $ 0.99472                 $ 1.13655                            0

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.98195                 $ 0.79951                       93,771
         1/1/2003 to 12/31/2003                      $ 0.79951                 $ 1.04273                      124,966
         1/1/2004 to 12/31/2004                      $ 1.04273                 $ 1.17542                      124,970

SP AIM AGGRESSIVE GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.97608                 $ 0.79994                            0
         1/1/2003 to 12/31/2003                      $ 0.79994                 $ 0.99412                            0
         1/1/2004 to 12/31/2004                      $ 0.99412                 $ 1.09235                            0

SP AIM CORE EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.98413                 $ 0.85392                            0
         1/1/2003 to 12/31/2003                      $ 0.85392                 $ 1.03750                            0
         1/1/2004 to 12/31/2004                      $ 1.03750                 $ 1.10877                            0



  * DATE THAT THE LATER VERSION OF THIS ANNUITY WAS FIRST OFFERED.                                     THIS CHART CONTINUES ON
THE NEXT PAGE

--------------------------------------------------------------------------------
 86

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10


ACCUMULATION UNIT VALUES (CONTINUED):
(GREATER OF ROLL-UP AND STEP-UP GMDB 1.80)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.96937                 $ 0.71821                            0
         1/1/2003 to 12/31/2003                      $ 0.71821                 $ 0.87389                            0
         1/1/2004 to 12/31/2004                      $ 0.87389                 $ 0.91082                            0

SP BALANCED ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.98740                 $ 0.88776                      435,174
         1/1/2003 to 12/31/2003                      $ 0.88776                 $ 1.07157                      541,241
         1/1/2004 to 12/31/2004                      $ 1.07157                 $ 1.16938                      569,093

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.99055                 $ 0.93552                       87,096
         1/1/2003 to 12/31/2003                      $ 0.93552                 $ 1.07047                       79,594
         1/1/2004 to 12/31/2004                      $ 1.07047                 $ 1.14512                       72,716

SP DAVIS VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.97220                 $ 0.86377                            0
         1/1/2003 to 12/31/2003                      $ 0.86377                 $ 1.09797                            0
         1/1/2004 to 12/31/2004                      $ 1.09797                 $ 1.21359                            0

SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.98392                 $ 0.84686                            0
         1/1/2003 to 12/31/2003                      $ 0.84686                 $ 1.10728                            0
         1/1/2004 to 12/31/2004                      $ 1.10728                 $ 1.31266                            0

SP GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.98362                 $ 0.84047                            0
         1/1/2003 to 12/31/2003                      $ 0.84047                 $ 1.05905                            0
         1/1/2004 to 12/31/2004                      $ 1.05905                 $ 1.17612                            0

SP LARGE CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.97727                 $ 0.83524                            0
         1/1/2003 to 12/31/2003                      $ 0.83524                 $ 1.04012                            0
         1/1/2004 to 12/31/2004                      $ 1.04012                 $ 1.20308                            0

SP LSV INTERNATIONAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.99843                 $ 0.85088                            0
         1/1/2003 to 12/31/2003                      $ 0.85088                 $ 1.06463                            0
         1/1/2004 to 12/31/2004                      $ 1.06463                 $ 1.21110                            0

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.96818                 $ 0.74196                            0
         1/1/2003 to 12/31/2003                      $ 0.74196                 $ 0.92413                            0
         1/1/2004 to 12/31/2004                      $ 0.92413                 $ 1.02020                            0



  * DATE THAT THE LATER VERSION OF THIS ANNUITY WAS FIRST OFFERED.                                     THIS CHART CONTINUES ON
THE NEXT PAGE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10


ACCUMULATION UNIT VALUES (CONTINUED):
(GREATER OF ROLL-UP AND STEP-UP GMDB 1.80)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP MID CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.95933                 $ 0.58236                            0
         1/1/2003 to 12/31/2003                      $ 0.58236                 $ 0.80142                            0
         1/1/2004 to 12/31/2004                      $ 0.80142                 $ 0.94104                            0

SP PIMCO HIGH YIELD PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.99884                 $ 0.97831                            0
         1/1/2003 to 12/31/2003                      $ 0.97831                 $ 1.17654                            0
         1/1/2004 to 12/31/2004                      $ 1.17654                 $ 1.26352                            0

SP PIMCO TOTAL RETURN PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 1.00354                 $ 1.06230                            0
         1/1/2003 to 12/31/2003                      $ 1.06230                 $ 1.10463                            0
         1/1/2004 to 12/31/2004                      $ 1.10463                 $ 1.14240                            0

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.96870                 $ 0.71719                            0
         1/1/2003 to 12/31/2003                      $ 0.71719                 $ 1.00118                            0
         1/1/2004 to 12/31/2004                      $ 1.00118                 $ 1.19380                            0

SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.97557                 $ 0.72253                            0
         1/1/2003 to 12/31/2003                      $ 0.72253                 $ 0.95608                            0
         1/1/2004 to 12/31/2004                      $ 0.95608                 $ 0.93050                            0

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.97341                 $ 0.76958                            0
         1/1/2003 to 12/31/2003                      $ 0.76958                 $ 0.95140                            0
         1/1/2004 to 12/31/2004                      $ 0.95140                 $ 1.03340                            0

SP TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.97071                 $ 0.60027                            0
         1/1/2003 to 12/31/2003                      $ 0.60027                 $ 0.83962                            0
         1/1/2004 to 12/31/2004                      $ 0.83962                 $ 0.82475                            0

SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.99600                 $ 0.80005                            0
         1/1/2003 to 12/31/2003                      $ 0.80005                 $ 1.09681                            0
         1/1/2004 to 12/31/2004                      $ 1.09681                 $ 1.25572                            0

EVERGREEN VA FOUNDATION FUND
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.98742                 $ 0.90122                            0
         1/1/2003 to 12/31/2003                      $ 0.90122                 $ 1.02494                            0
         1/1/2004 to 12/31/2004                      $ 1.02494                 $ 1.07037                            0



  * DATE THAT THE LATER VERSION OF THIS ANNUITY WAS FIRST OFFERED.                                     THIS CHART CONTINUES ON
THE NEXT PAGE

--------------------------------------------------------------------------------
 88

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-10


ACCUMULATION UNIT VALUES (CONTINUED):
(GREATER OF ROLL-UP AND STEP-UP GMDB 1.80)
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
EVERGREEN VA FUND
------------------------------------------------------------------------------------------------------------------------------
         12/5/2003** to 12/31/2003                   $ 9.92193                 $10.33981                            0
         1/1/2004 to 12/31/2004                      $10.33981                 $11.00905                            0

EVERGREEN VA GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------------
         12/5/2003** to 12/31/2003                   $ 9.91848                 $10.39482                            0
         1/1/2004 to 12/31/2004                      $10.39482                 $11.15140                            0

EVERGREEN VA GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.97331                 $ 0.73443                            0
         1/1/2003 to 12/31/2003                      $ 0.73443                 $ 1.00281                            0
         1/1/2004 to 12/31/2004                      $ 1.00281                 $ 1.12164                            0
EVERGREEN VA INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
         12/5/2003** to 12/31/2003                   $ 9.98984                 $10.43986                            0
         1/1/2004 to 12/31/2004                      $10.43986                 $12.22533                            0

EVERGREEN VA OMEGA FUND
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.97489                 $ 0.75713                            0
         1/1/2003 to 12/31/2003                      $ 0.75713                 $ 1.04154                            0
         1/1/2004 to 12/31/2004                      $ 1.04154                 $ 1.09688                            0

EVERGREEN VA SPECIAL VALUES FUND
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.98333                 $ 0.85254                            0
         1/1/2003 to 12/31/2003                      $ 0.85254                 $ 1.08470                            0
         1/1/2004 to 12/31/2004                      $ 1.08470                 $ 1.28266                            0

JANUS ASPEN SERIES -- GROWTH PORTFOLIO -- SERVICE SHARES
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                     $ 0.97416                 $ 0.74702                            0
         1/1/2003 to 12/31/2003                      $ 0.74702                 $ 0.96495                            0
         1/1/2004 to 12/31/2004                      $ 0.96495                 $ 0.98783                            0




  * DATE THAT THE LATER VERSION OF THIS ANNUITY WAS FIRST OFFERED.

 ** DATE THAT THE FUND FIRST BECAME AVAILABLE WITHIN THIS ANNUITY.


--------------------------------------------------------------------------------

                                   APPENDIX B
                  Calculation of Earnings Appreciator Benefit

EXAMPLE 1:
Assume that a purchase payment of $70,000 is made on the contract date. Assume that no withdrawals or subsequent purchase payments are made and that the contract value used in the death benefit calculation is $120,000. Also assume that the owner (or joint owner, if older) is younger than age 66 on the date the application is signed.


45% of lesser of:
  Adjusted Purchase Payment                  $70,000
  Allocated Earnings                         $50,000 contract value minus purchase payment)

Benefit (45% of $50,000)                     $22,500


EXAMPLE 2:
Assume that a 60 year old purchases a contract on 1/1/2001 with a $50,000 purchase payment.

The owner's initial purchase payment (purchase payment #1) grows to $90,000 on 1/1/2005, giving the contract $40,000 IN EARNINGS*, all allocated to the initial purchase payment. On this date, the owner makes an additional purchase payment of $60,000. The $60,000 purchase payment increases the contract value to $150,000 ($90,000 + $60,000). At this time, there are no earnings allocated to the additional purchase payment (purchase payment #2). However, future earnings will now be allocated to the two purchase payments in the following proportions:

      (purchase payment#1 + earnings) / total contract value = ($50,000 + $40,000*) / $150,000 = 60%
      (purchase payment#2 + earnings) / total contract value = ($60,000 + $0) / $150,000 = 40%

On 1/1/2009 the owner makes a withdrawal of $38,000. The contract value has grown an additional $40,000 from $150,000 on 1/1/2005 to $190,000 on 1/1/2009 prior to the withdrawal. The $40,000 IN NEW EARNINGS** will be allocated among the two purchase payments prior to the withdrawal using the percentages determined above.

      $40,000 IN NEW EARNINGS**
      Earnings Allocated to Adjusted Purchase Payment #1 (60% of $40,000**) = $24,000
      Earnings Allocated to Adjusted Purchase Payment # 2 (40% of $40,000**) = $16,000

The earnings allocated to each purchase payment now are as follows:

                                          BEFORE
                                           NEW
                                         EARNINGS        $40,000 NEW EARNINGS         TOTAL
                                         --------    +   --------------------    =   --------
Purchase Payment #1                      $ 50,000              $     0               $ 50,000
Earnings Allocated to #1                 $ 40,000              $24,000               $ 64,000
Purchase Payment #2                      $ 60,000              $     0               $ 60,000
Earnings Allocated to #2                 $      0              $16,000               $ 16,000
                                         --------              -------               --------
                                         $150,000     +        $40,000            =  $190,000

The withdrawal of $38,000 reduces the contract value by 20% ($38,000/$190,000). The withdrawal will reduce both purchase payments and the earnings allocated to each of them by 20% as shown below.

                                 BEFORE
                               WITHDRAWAL         REDUCED BY 20%
                               ----------         --------------
Adjusted Purchase Payment #1    $ 50,000             $ 40,000
Earnings Allocated to #1        $ 64,000             $ 51,200
Adjusted Purchase Payment #2    $ 60,000             $ 48,000
Earnings Allocated to #2        $ 16,000             $ 12,800
                                --------             --------
                                $190,000             $152,000

--------------------------------------------------------------------------------
 90

The contract value grows $20,000 from $152,000 on 1/1/2009 to $172,000 on 1/1/2011. THE $20,000 IN NEW EARNINGS*** will be allocated among the two purchase payments using the percentages determined above.

        $20,000 IN NEW EARNINGS***
        Earnings Allocated to Adjusted Purchase Payment #1 (60% of $20,000***) = $12,000
        Earnings Allocated to Adjusted Purchase Payment # 2 (40% of $20,000***) = $8,000

The earnings allocated to each purchase payment now are as follows:

                                      BEFORE
                                       NEW
                                     EARNINGS        $20,000 NEW EARNINGS         TOTAL
                                     --------    +   --------------------    =   --------
Adjusted Purchase Payment #1         $ 40,000              $     0               $ 40,000
Earnings Allocated to #1             $ 51,200              $12,000               $ 63,200
Adjusted Purchase Payment #2         $ 48,000              $     0               $ 48,000
Earnings Allocated to #2             $ 12,800              $ 8,000               $ 20,800
                                     --------              -------               --------
                                     $152,000    +         $20,000           =   $172,000

Now let's calculate the total Earnings Appreciator Benefit as of 1/1/2011:

Benefit on Purchase Payment #1                           Benefit on Purchase Payment #2
  45% of lesser of:                                      45% of lesser of:
     Adjusted Purchase Payment        $40,000              Adjusted Purchase Payment           $48,000
     Allocated Earnings               $63,200              Allocated Earnings                  $20,800
  45% OF $40,000                      $18,000            45% OF $20,800                         $9,360


         TOTAL EARNINGS APPRECIATOR BENEFIT: $18,000 + $9,360 = $27,360


--------------------------------------------------------------------------------

                       This page intentionally left blank

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE ANNUITY DESCRIBED IN PROSPECTUS P2082 (05/2005).


           ---------------------------------------------------------

                               (print your name)


           ---------------------------------------------------------

                                   (address)


           ---------------------------------------------------------

                             (city/state/zip code)



                                MAILING ADDRESS:



                       PRUDENTIAL ANNUITY SERVICE CENTER


                                 P.O. Box 7960


                             Philadelphia, PA 19176

ORD000045

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 2, 2005


              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                           VARIABLE ANNUITY CONTRACTS

     The Strategic Partners(SM) Annuity One and Strategic Partners Plus annuity contract (the "Contract") is an individual variable annuity contract issued by the Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). The Contract is purchased by making an initial purchase payment of $10,000 or more. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $1,000 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers.


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Strategic Partners Annuity One and Strategic Partners Plus prospectuses, dated May 2, 2005. To obtain a copy of either prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.


                               TABLE OF CONTENTS


COMPANY.....................................................   2
EXPERTS.....................................................   2
PRINCIPAL UNDERWRITER.......................................   2
PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS...............   2
ALLOCATION OF INITIAL PURCHASE PAYMENT......................   4
DETERMINATION OF ACCUMULATION UNIT VALUES...................   4
FEDERAL TAX STATUS..........................................  33
STATE SPECIFIC VARIATIONS...................................  33
FINANCIAL STATEMENTS........................................  33
SEPARATE ACCOUNT FINANCIAL INFORMATION......................  A1
COMPANY FINANCIAL INFORMATION...............................  B1


         PRUCO LIFE INSURANCE COMPANY                 PRUDENTIAL ANNUITY SERVICE CENTER
            213 WASHINGTON STREET                               P.O. BOX 7960
            NEWARK, NJ 07102-2992                      PHILADELPHIA, PENNSYLVANIA 19176
                                                          TELEPHONE: (888) PRU-2888

STRATEGIC PARTNERS(SM) is a service mark of The Prudential Insurance Company of America.

ORD000045B ED. 05/02/2005

                                    COMPANY

     Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.

     Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS


     The consolidated financial statements of Pruco Life and subsidiaries as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 and the financial statements of the Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2004 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


                             PRINCIPAL UNDERWRITER

     Prudential Investment Management Services LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., offers the Contract on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

     During 2004, 2003 and 2002, $56,983,292 $52,059,030, and $51,112,822,
respectively, was paid to PIMS for its services as principal underwriter. During 2004, 2003 and 2002, PIMS retained none of those commissions.

     As discussed in each prospectus, Pruco Life pays commissions to broker/dealers that sell the Contract according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to registered representatives who maintain an ongoing relationship with a contract owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.


                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS



     In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the contract on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services. To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

     The list below identifies three general types of payments that PIMS pays which are broadly defined as follows:



     - Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life products that were sold through the firm (or its affiliated broker/dealers).



     - Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life products sold through the firm (or its affiliated broker/dealers).



     - Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.



     The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of May 2, 2005) received payment of more than $10,000 under one or more of these types of arrangements during the last calendar year or that have received or are expected to receive such payment during the current calendar year. The firms listed below include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.



NAME OF FIRM:


AIG (part of the AIG selling network)*


Citigroup Global Markets, Inc.


Financial Network Investment Corp. (part of the ING selling network)*


FSC Securities Corporation (part of the AIG selling network)*


ING Financial Partners (part of the ING selling network)*


Merrill Lynch


Multi-Financial Securities Corporation (part of the ING selling network)*


Primevest Financial Services, Inc. (part of the ING selling network)*


Pruco Securities, LLC**


Royal Alliance Associates, Inc. (part of the AIG selling network)*


SunAmerica Securities, Inc. (part of the AIG selling network)*


UBS Financial Services


Wachovia Securities, LLC*

------------------------

* Also includes payments in connection with products issued by American Skandia Life Assurance Corporation, a Prudential Financial affiliate.



** Also includes payments in connection with products issued by The Prudential
   Insurance Company of America.


                     ALLOCATION OF INITIAL PURCHASE PAYMENT

     As discussed in each prospectus, we generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. However, we may employ a different procedure than this if your contract purchase is in the form of several amounts originating from different sources. Specifically, if the first of such sums that we receive amounts to less than the minimum initial purchase payment, but you have indicated that other sums are forthcoming that, when aggregated, will equal or exceed the minimum, then with your consent we will hold such amount in our general account, without interest, for up to 90 days pending receipt of such additional sums and other required documentation. When we receive the minimum initial purchase payment and any other "good order" information that we need, we will thereafter allocate your purchase payment in the manner that you have specified.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

     The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. (See "What Are The Expenses Associated With The Strategic Partners Annuity One Contract?" and "Calculating Contract Value" in the prospectus.) The value of the assets of a subaccount is determined by multiplying the number of shares of The Prudential Series Fund, Inc. (the "Series Fund") or other funds held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund or other fund but not yet paid.

     As we have indicated in each prospectus, Strategic Partners Annuity One and Strategic Partners Plus is a contract that allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such contract feature. In each prospectus, we depict the unit values corresponding to the contract features that bore the highest and lowest combination of asset-based charges for the period ending December 31, 2004. Here, we set out unit values corresponding to the remaining unit values.

     The portfolio names shown for the corresponding unit values are as of the period indicated above. For a complete list of the current portfolio names, see "What Investment Options Can I Choose?" in the prospectus.

                         STRATEGIC PARTNERS ANNUITY ONE

ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT WITH CREDIT (1.50)


                                                          ACCUMULATION      ACCUMULATION        NUMBER OF
                                                         UNIT VALUE AT      UNIT VALUE AT   ACCUMULATION UNITS
                                                          BEGINNING OF         END OF          OUTSTANDING
                                                             PERIOD            PERIOD        AT END OF PERIOD
                                                       ------------------   -------------   ------------------
JENNISON PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                   $0.97700          $0.70589          2,195,963
  1/1/2003 to 12/31/2003                                    $0.70589          $0.90582          2,728,513
  1/1/2004 to 12/31/2004                                    $0.90582          $0.97837          2,671,281
PRUDENTIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                   $0.97749          $0.78095            591,483
  1/1/2003 to 12/31/2003                                    $0.78095          $1.01302            922,587
  1/1/2004 to 12/31/2004                                    $1.01302          $1.09714            897,673
PRUDENTIAL GLOBAL PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                   $0.98631          $0.76596            457,261
  1/1/2003 to 12/31/2003                                    $0.76596          $1.01179            679,603
  1/1/2004 to 12/31/2004                                    $1.01179          $1.09246            825,395
PRUDENTIAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                   $1.00002          $0.99974          5,606,817
  1/1/2003 to 12/31/2003                                    $0.99974          $0.99321          4,038,809
  1/1/2004 to 12/31/2004                                    $0.99321          $0.98860          2,520,231
PRUDENTIAL STOCK INDEX PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                   $0.97533          $0.78436          1,783,174
  1/1/2003 to 12/31/2003                                    $0.78436          $0.99074          2,973,109
  1/1/2004 to 12/31/2004                                    $0.99074          $1.07807          3,040,119
PRUDENTIAL VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                   $0.97745          $0.79281            805,939
  1/1/2003 to 12/31/2003                                    $0.79281          $1.00027          1,277,364
  1/1/2004 to 12/31/2004                                    $1.00027          $1.14627          1,328,687
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                   $0.98197          $0.80177          1,017,820
  1/1/2003 to 12/31/2003                                    $0.80177          $1.04878          1,432,029
  1/1/2004 to 12/31/2004                                    $1.04878          $1.18587          1,756,479
SP AIM AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                   $0.97611          $0.80210            244,703
  1/1/2003 to 12/31/2003                                    $0.80210          $0.99972            350,290
  1/1/2004 to 12/31/2004                                    $0.99972          $1.10176            374,920
SP AIM CORE EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                   $0.98415          $0.85619            376,114
  1/1/2003 to 12/31/2003                                    $0.85619          $1.04328            355,239
  1/1/2004 to 12/31/2004                                    $1.04328          $1.11827            382,868
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                   $0.96940          $0.72015            689,804
  1/1/2003 to 12/31/2003                                    $0.72015          $0.87875            842,579
  1/1/2004 to 12/31/2004                                    $0.87875          $0.91854            817,878
SP BALANCED ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                   $0.98742          $0.89013          9,792,359
  1/1/2003 to 12/31/2003                                    $0.89013          $1.07758         11,577,915
  1/1/2004 to 12/31/2004                                    $1.07758          $1.17946         12,988,934
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                   $0.99057          $0.93804          9,199,676
  1/1/2003 to 12/31/2003                                    $0.93804          $1.07669         11,471,766
  1/1/2004 to 12/31/2004                                    $1.07669          $1.15513         11,261,089
SP DAVIS VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                   $0.97223          $0.86612          4,069,837
  1/1/2003 to 12/31/2003                                    $0.86612          $1.10435          4,765,361
  1/1/2004 to 12/31/2004                                    $1.10435          $1.22431          4,658,354



---------------



* Date that the later version of this annuity was first offered.

                        STRATEGIC PARTNERS ANNUITY ONE 3

ACCUMULATION UNIT VALUES (CONTINUED): BASE DEATH BENEFIT; CONTRACT WITH CREDIT (1.50)


                                                          ACCUMULATION      ACCUMULATION        NUMBER OF
                                                         UNIT VALUE AT      UNIT VALUE AT   ACCUMULATION UNITS
                                                          BEGINNING OF         END OF          OUTSTANDING
                                                             PERIOD            PERIOD        AT END OF PERIOD
                                                       ------------------   -------------   ------------------
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                   $0.98395          $0.84912          2,554,825
  1/1/2003 to 12/31/2003                                    $0.84912          $1.11361          3,295,903
  1/1/2004 to 12/31/2004                                    $1.11361          $1.32420          3,135,263
SP GROWTH ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                   $0.98365          $0.84267          4,460,715
  1/1/2003 to 12/31/2003                                    $0.84267          $1.06501          5,208,817
  1/1/2004 to 12/31/2004                                    $1.06501          $1.18637          5,649,067
SP LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                   $0.97730          $0.83748          1,038,036
  1/1/2003 to 12/31/2003                                    $0.83748          $1.04586          1,423,472
  1/1/2004 to 12/31/2004                                    $1.04586          $1.21335          1,315,620
SP LSV INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                   $0.99846          $0.85321            843,325
  1/1/2003 to 12/31/2003                                    $0.85321          $1.07069          1,108,266
  1/1/2004 to 12/31/2004                                    $1.07069          $1.22168          1,092,361
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                   $0.96820          $0.74388            219,855
  1/1/2003 to 12/31/2003                                    $0.74388          $0.92930            243,903
  1/1/2004 to 12/31/2004                                    $0.92930          $1.02893            312,590
SP MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                   $0.95936          $0.58392          1,056,191
  1/1/2003 to 12/31/2003                                    $0.58392          $0.80602          1,473,471
  1/1/2004 to 12/31/2004                                    $0.80602          $0.94928          1,557,888
SP PIMCO HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                   $0.99887          $0.98105          2,591,884
  1/1/2003 to 12/31/2003                                    $0.98105          $1.18319          3,513,365
  1/1/2004 to 12/31/2004                                    $1.18319          $1.27435          3,407,448
SP PIMCO TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                   $1.00357          $1.06533         15,581,022
  1/1/2003 to 12/31/2003                                    $1.06533          $1.11105         14,437,645
  1/1/2004 to 12/31/2004                                    $1.11105          $1.15230         11,965,473
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                   $0.96872          $0.71907            986,733
  1/1/2003 to 12/31/2003                                    $0.71907          $1.00674          1,575,155
  1/1/2004 to 12/31/2004                                    $1.00674          $1.20410          1,611,965
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                   $0.97560          $0.72455            331,409
  1/1/2003 to 12/31/2003                                    $0.72455          $0.96167            664,379
  1/1/2004 to 12/31/2004                                    $0.96167          $0.93885            631,835
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                   $0.97344          $0.77165            306,900
  1/1/2003 to 12/31/2003                                    $0.77165          $0.95668            384,042
  1/1/2004 to 12/31/2004                                    $0.95668          $1.04234            379,093
SP TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                   $0.97073          $0.60201            200,058
  1/1/2003 to 12/31/2003                                    $0.60201          $0.84465            366,805
  1/1/2004 to 12/31/2004                                    $0.84465          $0.83216            314,852
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                   $0.99602          $0.80218            956,192
  1/1/2003 to 12/31/2003                                    $0.80218          $1.10313          1,150,603
  1/1/2004 to 12/31/2004                                    $1.10313          $1.26666          1,141,996



---------------



* Date that the later version of this annuity was first offered.

                        STRATEGIC PARTNERS ANNUITY ONE 3

ACCUMULATION UNIT VALUES (CONTINUED): BASE DEATH BENEFIT; CONTRACT WITH CREDIT (1.50)


                                                          ACCUMULATION      ACCUMULATION        NUMBER OF
                                                         UNIT VALUE AT      UNIT VALUE AT   ACCUMULATION UNITS
                                                          BEGINNING OF         END OF          OUTSTANDING
                                                             PERIOD            PERIOD        AT END OF PERIOD
                                                       ------------------   -------------   ------------------
JANUS ASPEN SERIES -- GROWTH PORTFOLIO -- SERVICE
SHARES
--------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                   $0.97418          $0.74900            877,036
  1/1/2003 to 12/31/2003                                    $0.74900          $0.97030          1,039,581
  1/1/2004 to 12/31/2004                                    $0.97030          $0.99612          1,053,627



---------------



* Date that the later version of this annuity was first offered.

                            STRATEGIC PARTNERS PLUS



ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT WITH CREDIT (1.50)

                                                           ACCUMULATION    ACCUMULATION        NUMBER OF
                                                           UNIT VALUE AT   UNIT VALUE AT   ACCUMULATION UNITS
                                                           BEGINNING OF       END OF          OUTSTANDING
                                                              PERIOD          PERIOD        AT END OF PERIOD
                                                           -------------   -------------   ------------------
JENNISON PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.97700       $ 0.70589                0
  1/1/2003 to 12/31/2003                                     $ 0.70589       $ 0.90582                0
  1/1/2004 to 12/31/2004                                     $ 0.90582       $ 0.97837                0
PRUDENTIAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.97749       $ 0.78095                0
  1/1/2003 to 12/31/2003                                     $ 0.78095       $ 1.01302                0
  1/1/2004 to 12/31/2004                                     $ 1.01302       $ 1.09714                0
PRUDENTIAL GLOBAL PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.98631       $ 0.76596                0
  1/1/2003 to 12/31/2003                                     $ 0.76596       $ 1.01179                0
  1/1/2004 to 12/31/2004                                     $ 1.01179       $ 1.09246                0
PRUDENTIAL MONEY MARKET PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 1.00002       $ 0.99974                0
  1/1/2003 to 12/31/2003                                     $ 0.99974       $ 0.99321                0
  1/1/2004 to 12/31/2004                                     $ 0.99321       $ 0.98860                0
PRUDENTIAL STOCK INDEX PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.97533       $ 0.78436                0
  1/1/2003 to 12/31/2003                                     $ 0.78436       $ 0.99074                0
  1/1/2004 to 12/31/2004                                     $ 0.99074       $ 1.07807                0
PRUDENTIAL VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.97745       $ 0.79281                0
  1/1/2003 to 12/31/2003                                     $ 0.79281       $ 1.00027                0
  1/1/2004 to 12/31/2004                                     $ 1.00027       $ 1.14627                0
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.98197       $ 0.80177                0
  1/1/2003 to 12/31/2003                                     $ 0.80177       $ 1.04878                0
  1/1/2004 to 12/31/2004                                     $ 1.04878       $ 1.18587                0
SP AIM AGGRESSIVE GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.97611       $ 0.80210                0
  1/1/2003 to 12/31/2003                                     $ 0.80210       $ 0.99972                0
  1/1/2004 to 12/31/2004                                     $ 0.99972       $ 1.10176                0
SP AIM CORE EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.98415       $ 0.85619                0
  1/1/2003 to 12/31/2003                                     $ 0.85619       $ 1.04328                0
  1/1/2004 to 12/31/2004                                     $ 1.04328       $ 1.11827                0
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.96940       $ 0.72015                0
  1/1/2003 to 12/31/2003                                     $ 0.72015       $ 0.87875                0
  1/1/2004 to 12/31/2004                                     $ 0.87875       $ 0.91854                0
SP BALANCED ASSET ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.98742       $ 0.89013                0
  1/1/2003 to 12/31/2003                                     $ 0.89013       $ 1.07758                0
  1/1/2004 to 12/31/2004                                     $ 1.07758       $ 1.17946                0
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.99057       $ 0.93804                0
  1/1/2003 to 12/31/2003                                     $ 0.93804       $ 1.07669                0
  1/1/2004 to 12/31/2004                                     $ 1.07669       $ 1.15513                0
SP DAVIS VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.97223       $ 0.86612                0
  1/1/2003 to 12/31/2003                                     $ 0.86612       $ 1.10435                0
  1/1/2004 to 12/31/2004                                     $ 1.10435       $ 1.22431                0



---------------


*  Date that the later version of this annuity was first offered.

                            STRATEGIC PARTNERS PLUS



ACCUMULATION UNIT VALUES (CONTINUED): BASE DEATH BENEFIT; CONTRACT WITH CREDIT (1.50)



                                                           ACCUMULATION    ACCUMULATION        NUMBER OF
                                                           UNIT VALUE AT   UNIT VALUE AT   ACCUMULATION UNITS
                                                           BEGINNING OF       END OF          OUTSTANDING
                                                              PERIOD          PERIOD        AT END OF PERIOD
                                                           -------------   -------------   ------------------
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.98395       $ 0.84912                0
  1/1/2003 to 12/31/2003                                     $ 0.84912       $ 1.11361                0
  1/1/2004 to 12/31/2004                                     $ 1.11361       $ 1.32420                0
SP GROWTH ASSET ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.98365       $ 0.84267                0
  1/1/2003 to 12/31/2003                                     $ 0.84267       $ 1.06501                0
  1/1/2004 to 12/31/2004                                     $ 1.06501       $ 1.18637                0
SP LARGE CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.97730       $ 0.83748                0
  1/1/2003 to 12/31/2003                                     $ 0.83748       $ 1.04586                0
  1/1/2004 to 12/31/2004                                     $ 1.04586       $ 1.21335                0
SP LSV INTERNATIONAL VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.99846       $ 0.85321                0
  1/1/2003 to 12/31/2003                                     $ 0.85321       $ 1.07069                0
  1/1/2004 to 12/31/2004                                     $ 1.07069       $ 1.22168                0
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.96820       $ 0.74388                0
  1/1/2003 to 12/31/2003                                     $ 0.74388       $ 0.92930                0
  1/1/2004 to 12/31/2004                                     $ 0.92930       $ 1.02893                0
SP MID CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.95936       $ 0.58392                0
  1/1/2003 to 12/31/2003                                     $ 0.58392       $ 0.80602                0
  1/1/2004 to 12/31/2004                                     $ 0.80602       $ 0.94928                0
SP PIMCO HIGH YIELD PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.99887       $ 0.98105                0
  1/1/2003 to 12/31/2003                                     $ 0.98105       $ 1.18319                0
  1/1/2004 to 12/31/2004                                     $ 1.18319       $ 1.27435                0
SP PIMCO TOTAL RETURN PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 1.00357       $ 1.06533                0
  1/1/2003 to 12/31/2003                                     $ 1.06533       $ 1.11105                0
  1/1/2004 to 12/31/2004                                     $ 1.11105       $ 1.15230                0
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.96872       $ 0.71907                0
  1/1/2003 to 12/31/2003                                     $ 0.71907       $ 1.00674                0
  1/1/2004 to 12/31/2004                                     $ 1.00674       $ 1.20410                0
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.97560       $ 0.72455                0
  1/1/2003 to 12/31/2003                                     $ 0.72455       $ 0.96167                0
  1/1/2004 to 12/31/2004                                     $ 0.96167       $ 0.93885                0
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.97344       $ 0.77165                0
  1/1/2003 to 12/31/2003                                     $ 0.77165       $ 0.95668                0
  1/1/2004 to 12/31/2004                                     $ 0.95668       $ 1.04234                0
SP TECHNOLOGY PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.97073       $ 0.60201                0
  1/1/2003 to 12/31/2003                                     $ 0.60201       $ 0.84465                0
  1/1/2004 to 12/31/2004                                     $ 0.84465       $ 0.83216                0
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.99602       $ 0.80218                0
  1/1/2003 to 12/31/2003                                     $ 0.80218       $ 1.10313                0
  1/1/2004 to 12/31/2004                                     $ 1.10313       $ 1.26666                0



---------------


*  Date that the later version of this annuity was first offered.

                            STRATEGIC PARTNERS PLUS



ACCUMULATION UNIT VALUES (CONTINUED): BASE DEATH BENEFIT; CONTRACT WITH CREDIT (1.50)



                                                           ACCUMULATION    ACCUMULATION        NUMBER OF
                                                           UNIT VALUE AT   UNIT VALUE AT   ACCUMULATION UNITS
                                                           BEGINNING OF       END OF          OUTSTANDING
                                                              PERIOD          PERIOD        AT END OF PERIOD
                                                           -------------   -------------   ------------------
EVERGREEN VA FOUNDATION FUND
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.98745       $ 0.90363                0
  1/1/2003 to 12/31/2003                                     $ 0.90363       $ 1.03070                0
  1/1/2004 to 12/31/2004                                     $ 1.03070       $ 1.07964                0
EVERGREEN VA FUND
-------------------------------------------------------------------------------------------------------------
  12/5/2003** to 12/31/2003                                  $ 9.92201       $10.34209                0
  1/1/2004 to 12/31/2004                                     $10.34209       $11.04420                0
EVERGREEN VA GROWTH AND INCOME FUND
-------------------------------------------------------------------------------------------------------------
  12/5/2003** to 12/31/2003                                  $ 9.91857       $10.39708                0
  1/1/2004 to 12/31/2004                                     $10.39708       $11.18687                0
EVERGREEN VA GROWTH FUND
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.97334       $ 0.73651                0
  1/1/2003 to 12/31/2003                                     $ 0.73651       $ 1.00862                0
  1/1/2004 to 12/31/2004                                     $ 1.00862       $ 1.13146                0
EVERGREEN VA INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------------------------------------
  12/5/2003** to 12/31/2003                                  $ 9.98992       $10.44212                0
  1/1/2004 to 12/31/2004                                     $10.44212       $12.26411                0
EVERGREEN VA OMEGA FUND
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.97491       $ 0.75920                0
  1/1/2003 to 12/31/2003                                     $ 0.75920       $ 1.04740                0
  1/1/2004 to 12/31/2004                                     $ 1.04740       $ 1.10627                0
EVERGREEN VA SPECIAL VALUES FUND
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.98336       $ 0.85473                0
  1/1/2003 to 12/31/2003                                     $ 0.85473       $ 1.09068                0
  1/1/2004 to 12/31/2004                                     $ 1.09068       $ 1.29345                0
JANUS ASPEN SERIES -- GROWTH PORTFOLIO -- SERVICE SHARES
-------------------------------------------------------------------------------------------------------------
  2/4/2002* to 12/31/2002                                    $ 0.97418       $ 0.74900                0
  1/1/2003 to 12/31/2003                                     $ 0.74900       $ 0.97030                0
  1/1/2004 to 12/31/2004                                     $ 0.97030       $ 0.99612                0



---------------


*  Date that the later version of this annuity was first offered.
** Date that the fund first became available within this annuity.

                         STRATEGIC PARTNERS ANNUITY ONE



ACCUMULATION UNIT VALUES:ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT;
                         CONTRACT WITHOUT CREDIT (1.60)

                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
JENNISON PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $1.00267         $0.81530            1,737,903
  1/1/2001 to 12/31/2001                                      $0.81530         $0.65613           10,643,132
  1/1/2002 to 12/31/2002                                      $0.65613         $0.44585           15,618,613
  1/1/2003 to 12/31/2003                                      $0.44585         $0.57165           15,344,632
  1/1/2004 to 12/31/2004                                      $0.57165         $0.61691           13,993,677
  2/4/2002** to 12/31/2002                                    $0.97699         $0.70521            1,047,909
  1/1/2003 to 12/31/2003                                      $0.70521         $0.90408            1,720,840
  1/1/2004 to 12/31/2004                                      $0.90408         $0.97555            1,808,071
PRUDENTIAL EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002*** to 12/31/2002                                   $1.00967         $0.80433               33,096
  1/1/2003 to 12/31/2003                                      $0.80433         $1.04229              313,308
  1/1/2004 to 12/31/2004                                      $1.04229         $1.12776              484,437
  2/4/2002** to 12/31/2002                                    $0.97748         $0.78020              409,689
  1/1/2003 to 12/31/2003                                      $0.78020         $1.01091              842,796
  1/1/2004 to 12/31/2004                                      $1.01091         $1.09382              921,298
PRUDENTIAL GLOBAL PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $0.99801         $0.87614              170,411
  1/1/2001 to 12/31/2001                                      $0.87614         $0.71047            1,586,379
  1/1/2002 to 12/31/2002                                      $0.71047         $0.52344            2,298,283
  1/1/2003 to 12/31/2003                                      $0.52344         $0.69073            2,349,449
  1/1/2004 to 12/31/2004                                      $0.69073         $0.74506            2,230,649
  2/4/2002** to 12/31/2002                                    $0.98630         $0.76527              284,405
  1/1/2003 to 12/31/2003                                      $0.76527         $1.00988              447,964
  1/1/2004 to 12/31/2004                                      $1.00988         $1.08939              504,965
PRUDENTIAL MONEY MARKET PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $1.00039         $1.01313            3,370,834
  1/1/2001 to 12/31/2001                                      $1.01313         $1.03811           11,025,537
  1/1/2002 to 12/31/2002                                      $1.03811         $1.03754           13,030,168
  1/1/2003 to 12/31/2003                                      $1.03754         $1.02990            9,074,134
  1/1/2004 to 12/31/2004                                      $1.02990         $1.02425            6,987,555
  2/4/2002** to 12/31/2002                                    $1.00001         $0.99923              951,219
  1/1/2003 to 12/31/2003                                      $0.99923         $0.99178            1,477,391
  1/1/2004 to 12/31/2004                                      $0.99178         $0.98639            1,259,699
PRUDENTIAL STOCK INDEX PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $0.99964         $0.91086              519,592
  1/1/2001 to 12/31/2001                                      $0.91086         $0.78853            5,377,817
  1/1/2002 to 12/31/2002                                      $0.78853         $0.60378            8,646,352
  1/1/2003 to 12/31/2003                                      $0.60378         $0.76179            9,467,236
  1/1/2004 to 12/31/2004                                      $0.76179         $0.82814            9,076,003
  2/4/2002** to 12/31/2002                                    $0.97532         $0.78364            1,441,095
  1/1/2003 to 12/31/2003                                      $0.78364         $0.98872            2,724,169
  1/1/2004 to 12/31/2004                                      $0.98872         $1.07496            2,959,958
PRUDENTIAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002*** to 12/31/2002                                   $1.00860         $0.79642               39,618
  1/1/2003 to 12/31/2003                                      $0.79642         $1.00386              212,230
  1/1/2004 to 12/31/2004                                      $1.00386         $1.14926              832,284
  2/4/2002** to 12/31/2002                                    $0.97744         $0.79207              701,608
  1/1/2003 to 12/31/2003                                      $0.79207         $0.99846            1,100,620
  1/1/2004 to 12/31/2004                                      $0.99846         $1.14311            1,255,894



---------------


*   Date that the original version of this annuity was first offered.
**  Date that the later version of this annuity was first offered.
*** Date that the fund first became available within the original version of the annuity.

                         STRATEGIC PARTNERS ANNUITY ONE



ACCUMULATION UNIT VALUES (CONTINUED):ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH
                                     BENEFIT; CONTRACT WITHOUT CREDIT (1.60)

                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $0.99987         $0.92940              422,355
  1/1/2001 to 12/31/2001                                      $0.92940         $0.75015            1,421,506
  1/1/2002 to 12/31/2002                                      $0.75015         $0.57468            2,498,497
  1/1/2003 to 12/31/2003                                      $0.57468         $0.75107            3,171,961
  1/1/2004 to 12/31/2004                                      $0.75107         $0.84838            2,594,504
  2/4/2002** to 12/31/2002                                    $0.98196         $0.80103              301,462
  1/1/2003 to 12/31/2003                                      $0.80103         $1.04687              561,895
  1/1/2004 to 12/31/2004                                      $1.04687         $1.18245              707,776
SP AIM AGGRESSIVE GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $0.99987         $0.85619              534,817
  1/1/2001 to 12/31/2001                                      $0.85619         $0.63604            1,663,825
  1/1/2002 to 12/31/2002                                      $0.63604         $0.49487            2,483,144
  1/1/2003 to 12/31/2003                                      $0.49487         $0.61628            2,319,809
  1/1/2004 to 12/31/2004                                      $0.61628         $0.67858            1,936,053
  2/4/2002** to 12/31/2002                                    $0.97610         $0.80131              101,197
  1/1/2003 to 12/31/2003                                      $0.80131         $0.99772              191,944
  1/1/2004 to 12/31/2004                                      $0.99772         $1.09850              219,917
SP AIM CORE EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $0.99987         $0.83887              383,123
  1/1/2001 to 12/31/2001                                      $0.83887         $0.63843            3,035,059
  1/1/2002 to 12/31/2002                                      $0.63843         $0.53285            4,161,141
  1/1/2003 to 12/31/2003                                      $0.53285         $0.64861            3,675,724
  1/1/2004 to 12/31/2004                                      $0.64861         $0.69448            3,140,619
  2/4/2002** to 12/31/2002                                    $0.98415         $0.85541              149,595
  1/1/2003 to 12/31/2003                                      $0.85541         $1.04145              198,257
  1/1/2004 to 12/31/2004                                      $1.04145         $1.11515              264,476
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $0.99987         $0.85187            1,755,772
  1/1/2001 to 12/31/2001                                      $0.85187         $0.71726            5,484,003
  1/1/2002 to 12/31/2002                                      $0.71726         $0.48575            7,670,094
  1/1/2003 to 12/31/2003                                      $0.48575         $0.59231            7,337,137
  1/1/2004 to 12/31/2004                                      $0.59231         $0.61862            7,230,618
  2/4/2002** to 12/31/2002                                    $0.96939         $0.71952              468,500
  1/1/2003 to 12/31/2003                                      $0.71952         $0.87711              894,243
  1/1/2004 to 12/31/2004                                      $0.87711         $0.91586              876,408
SP BALANCED ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $0.99987         $0.97950              634,300
  1/1/2001 to 12/31/2001                                      $0.97950         $0.90789           11,555,251
  1/1/2002 to 12/31/2002                                      $0.90789         $0.78925           15,191,121
  1/1/2003 to 12/31/2003                                      $0.78925         $0.95450           16,039,817
  1/1/2004 to 12/31/2004                                      $0.95450         $1.04368           17,290,243
  2/4/2002** to 12/31/2002                                    $0.98741         $0.88919            3,237,019
  1/1/2003 to 12/31/2003                                      $0.88919         $1.07531            7,878,031
  1/1/2004 to 12/31/2004                                      $1.07531         $1.17556            8,754,294
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $0.99987         $1.00406              665,041
  1/1/2001 to 12/31/2001                                      $1.00406         $0.98589            7,421,222
  1/1/2002 to 12/31/2002                                      $0.98589         $0.91328            9,100,181
  1/1/2003 to 12/31/2003                                      $0.91328         $1.04719            9,085,753
  1/1/2004 to 12/31/2004                                      $1.04719         $1.12223            8,961,218
  2/4/2002** to 12/31/2002                                    $0.99056         $0.93724            2,160,940
  1/1/2003 to 12/31/2003                                      $0.93724         $1.07460            4,627,228
  1/1/2004 to 12/31/2004                                      $1.07460         $1.15153            5,146,963



---------------


* Date that the original version of this annuity was first offered. ** Date that the later version of this annuity was first offered.

                         STRATEGIC PARTNERS ANNUITY ONE



ACCUMULATION UNIT VALUES (CONTINUED):ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH
                                     BENEFIT; CONTRACT WITHOUT CREDIT (1.60)

                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
SP DAVIS VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $0.99987         $1.01245            1,945,466
  1/1/2001 to 12/31/2001                                      $1.01245         $0.89231           12,836,700
  1/1/2002 to 12/31/2002                                      $0.89231         $0.74041           17,952,480
  1/1/2003 to 12/31/2003                                      $0.74041         $0.94309           17,647,098
  1/1/2004 to 12/31/2004                                      $0.94309         $1.04459           15,572,408
  2/4/2002** to 12/31/2002                                    $0.97222         $0.86531            1,531,223
  1/1/2003 to 12/31/2003                                      $0.86531         $1.10219            2,461,571
  1/1/2004 to 12/31/2004                                      $1.10219         $1.22069            2,614,141
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $0.99987         $1.10842              347,741
  1/1/2001 to 12/31/2001                                      $1.10842         $1.12495            4,276,752
  1/1/2002 to 12/31/2002                                      $1.12495         $0.94801            6,561,296
  1/1/2003 to 12/31/2003                                      $0.94801         $1.24199            6,319,129
  1/1/2004 to 12/31/2004                                      $1.24199         $1.47529            6,099,748
  2/4/2002** to 12/31/2002                                    $0.98394         $0.84837            1,400,131
  1/1/2003 to 12/31/2003                                      $0.84837         $1.11138            2,062,258
  1/1/2004 to 12/31/2004                                      $1.11138         $1.32018            2,184,129
SP GROWTH ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $0.99987         $0.95128            1,285,587
  1/1/2001 to 12/31/2001                                      $0.95128         $0.82464           12,218,602
  1/1/2002 to 12/31/2002                                      $0.82464         $0.67156           17,804,373
  1/1/2003 to 12/31/2003                                      $0.67156         $0.84789           17,689,737
  1/1/2004 to 12/31/2004                                      $0.84789         $0.94337           17,096,202
  2/4/2002** to 12/31/2002                                    $0.98364         $0.84195            3,136,109
  1/1/2003 to 12/31/2003                                      $0.84195         $1.06298            6,768,302
  1/1/2004 to 12/31/2004                                      $1.06298         $1.18276            6,423,496
SP LARGE CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $0.99987         $1.04359              340,670
  1/1/2001 to 12/31/2001                                      $1.04359         $0.93845            3,631,142
  1/1/2002 to 12/31/2002                                      $0.93845         $0.77254            5,399,376
  1/1/2003 to 12/31/2003                                      $0.77254         $0.96388            5,066,577
  1/1/2004 to 12/31/2004                                      $0.96388         $1.11711            4,831,346
  2/4/2002** to 12/31/2002                                    $0.97729         $0.83666              629,593
  1/1/2003 to 12/31/2003                                      $0.83666         $1.04392              954,720
  1/1/2004 to 12/31/2004                                      $1.04392         $1.20983              893,560
SP LSV INTERNATIONAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $0.99987         $0.94384              771,475
  1/1/2001 to 12/31/2001                                      $0.94384         $0.72410            3,506,727
  1/1/2002 to 12/31/2002                                      $0.72410         $0.59035            4,854,719
  1/1/2003 to 12/31/2003                                      $0.59035         $0.74002            4,547,076
  1/1/2004 to 12/31/2004                                      $0.74002         $0.84346            3,969,508
  2/4/2002** to 12/31/2002                                    $0.99845         $0.85237              340,343
  1/1/2003 to 12/31/2003                                      $0.85237         $1.06858              590,537
  1/1/2004 to 12/31/2004                                      $1.06858         $1.21790              572,770
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $0.99987         $0.91203              652,725
  1/1/2001 to 12/31/2001                                      $0.91203         $0.68879            2,142,104
  1/1/2002 to 12/31/2002                                      $0.68879         $0.48353            2,590,453
  1/1/2003 to 12/31/2003                                      $0.48353         $0.60361            2,698,640
  1/1/2004 to 12/31/2004                                      $0.60361         $0.66764            2,326,843
  2/4/2002** to 12/31/2002                                    $0.96820         $0.74329              298,366
  1/1/2003 to 12/31/2003                                      $0.74329         $0.92775              371,032
  1/1/2004 to 12/31/2004                                      $0.92775         $1.02631              356,922



---------------


* Date that the original version of this annuity was first offered. ** Date that the later version of this annuity was first offered.

                         STRATEGIC PARTNERS ANNUITY ONE



ACCUMULATION UNIT VALUES (CONTINUED):ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH
                                     BENEFIT; CONTRACT WITHOUT CREDIT (1.60)

                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
SP MID CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $0.99987         $0.97308              898,357
  1/1/2001 to 12/31/2001                                      $0.97308         $0.75748            3,582,388
  1/1/2002 to 12/31/2002                                      $0.75748         $0.40007            4,852,996
  1/1/2003 to 12/31/2003                                      $0.40007         $0.55177            5,200,522
  1/1/2004 to 12/31/2004                                      $0.55177         $0.64925            5,040,112
  2/4/2002** to 12/31/2002                                    $0.95935         $0.58334              443,869
  1/1/2003 to 12/31/2003                                      $0.58334         $0.80433              889,923
  1/1/2004 to 12/31/2004                                      $0.80433         $0.94638            1,154,073
SP PIMCO HIGH YIELD PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $0.99987         $1.01497              357,097
  1/1/2001 to 12/31/2001                                      $1.01497         $1.03861            4,268,423
  1/1/2002 to 12/31/2002                                      $1.03861         $1.02373            6,116,287
  1/1/2003 to 12/31/2003                                      $1.02373         $1.23341            6,310,187
  1/1/2004 to 12/31/2004                                      $1.23341         $1.32726            5,796,252
  2/4/2002** to 12/31/2002                                    $0.99886         $0.98028              855,930
  1/1/2003 to 12/31/2003                                      $0.98028         $1.18110            1,738,166
  1/1/2004 to 12/31/2004                                      $1.18110         $1.27102            1,893,515
SP PIMCO TOTAL RETURN PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $0.99987         $1.04720            1,000,276
  1/1/2001 to 12/31/2001                                      $1.04720         $1.11959           11,539,026
  1/1/2002 to 12/31/2002                                      $1.11959         $1.20552           19,478,354
  1/1/2003 to 12/31/2003                                      $1.20552         $1.25602           18,363,129
  1/1/2004 to 12/31/2004                                      $1.25602         $1.30147           15,995,083
  2/4/2002** to 12/31/2002                                    $1.00356         $1.06430            3,561,727
  1/1/2003 to 12/31/2003                                      $1.06430         $1.10880            5,785,170
  1/1/2004 to 12/31/2004                                      $1.10880         $1.14881            5,417,721
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $0.99987         $0.83520              751,146
  1/1/2001 to 12/31/2001                                      $0.83520         $0.67599            4,283,284
  1/1/2002 to 12/31/2002                                      $0.67599         $0.45191            5,853,850
  1/1/2003 to 12/31/2003                                      $0.45191         $0.63214            5,459,913
  1/1/2004 to 12/31/2004                                      $0.63214         $0.75511            5,277,320
  2/4/2002** to 12/31/2002                                    $0.96872         $0.71851              558,355
  1/1/2003 to 12/31/2003                                      $0.71851         $1.00492              839,091
  1/1/2004 to 12/31/2004                                      $1.00492         $1.20059              999,907
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $0.99987         $0.83429              299,778
  1/1/2001 to 12/31/2001                                      $0.83429         $0.68010            1,791,008
  1/1/2002 to 12/31/2002                                      $0.68010         $0.46689            2,492,867
  1/1/2003 to 12/31/2003                                      $0.46689         $0.61913            2,418,839
  1/1/2004 to 12/31/2004                                      $0.61913         $0.60385            1,990,047
  2/4/2002** to 12/31/2002                                    $0.97559         $0.72386              333,777
  1/1/2003 to 12/31/2003                                      $0.72386         $0.95974              686,605
  1/1/2004 to 12/31/2004                                      $0.95974         $0.93590              603,707
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $0.99987         $0.79184              681,560
  1/1/2001 to 12/31/2001                                      $0.79184         $0.66008            2,292,067
  1/1/2002 to 12/31/2002                                      $0.66006         $0.48552            3,518,789
  1/1/2003 to 12/31/2003                                      $0.48552         $0.60141            3,590,577
  1/1/2004 to 12/31/2004                                      $0.60141         $0.65454            3,357,929
  2/4/2002** to 12/31/2002                                    $0.97343         $0.77105              246,144
  1/1/2003 to 12/31/2003                                      $0.77105         $0.95511              466,537
  1/1/2004 to 12/31/2004                                      $0.95511         $1.03965              465,998



---------------


* Date that the original version of this annuity was first offered. ** Date that the later version of this annuity was first offered.

                         STRATEGIC PARTNERS ANNUITY ONE



ACCUMULATION UNIT VALUES (CONTINUED):ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH
                                     BENEFIT; CONTRACT WITHOUT CREDIT (1.60)

                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
SP TECHNOLOGY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $0.99987         $0.75950            1,867,790
  1/1/2001 to 12/31/2001                                      $0.75950         $0.56029            3,190,764
  1/1/2002 to 12/31/2002                                      $0.56029         $0.32356            3,719,296
  1/1/2003 to 12/31/2003                                      $0.32356         $0.45339            3,517,920
  1/1/2004 to 12/31/2004                                      $0.45339         $0.44631            3,088,684
  2/4/2002** to 12/31/2002                                    $0.97073         $0.60135               37,987
  1/1/2003 to 12/31/2003                                      $0.60135         $0.84280              102,620
  1/1/2004 to 12/31/2004                                      $0.84280         $0.82935              498,409
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $0.99987         $0.84626              696,580
  1/1/2001 to 12/31/2001                                      $0.84626         $0.53612            3,569,285
  1/1/2002 to 12/31/2002                                      $0.53612         $0.40856            4,807,881
  1/1/2003 to 12/31/2003                                      $0.40856         $0.56134            4,367,788
  1/1/2004 to 12/31/2004                                      $0.56134         $0.64383            4,287,963
  2/4/2002** to 12/31/2002                                    $0.99602         $0.80127              201,649
  1/1/2003 to 12/31/2003                                      $0.80127         $1.10080              384,692
  1/1/2004 to 12/31/2004                                      $1.10080         $1.26270              480,052
JANUS ASPEN SERIES -- GROWTH PORTFOLIO -- SERVICE SHARES
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $1.00398         $0.82995            1,012,346
  1/1/2001 to 12/31/2001                                      $0.82995         $0.61352            3,297,754
  1/1/2002 to 12/31/2002                                      $0.61352         $0.44250            3,579,587
  1/1/2003 to 12/31/2003                                      $0.44250         $0.57259            3,244,633
  1/1/2004 to 12/31/2004                                      $0.57259         $0.58726            2,949,675
  2/4/2002** to 12/31/2002                                    $0.97417         $0.74835              194,010
  1/1/2003 to 12/31/2003                                      $0.74835         $0.96861              294,378
  1/1/2004 to 12/31/2004                                      $0.96861         $0.99335              206,972



---------------


* Date that the original version of this annuity was first offered. ** Date that the later version of this annuity was first offered.

                            STRATEGIC PARTNERS PLUS

ACCUMULATION UNIT VALUES:ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT;

                         CONTRACT WITHOUT CREDIT (1.60)

                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
JENNISON PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99429        $ 0.86869                 0
  1/1/2002 to 12/31/2002                                      $ 0.86869        $ 0.59041                 0
  1/1/2003 to 12/31/2003                                      $ 0.59041        $ 0.75690                 0
  1/1/2004 to 12/31/2004                                      $ 0.75690        $ 0.81675                 0
  2/4/2002** to 12/31/2002                                    $ 0.97699        $ 0.70521                 0
  1/1/2003 to 12/31/2003                                      $ 0.70521        $ 0.90408                 0
  1/1/2004 to 12/31/2004                                      $ 0.90408        $ 0.97555                 0
PRUDENTIAL EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002*** to 12/31/2002                                   $ 1.00967        $ 0.80433                 0
  1/1/2003 to 12/31/2003                                      $ 0.80433        $ 1.04229                 0
  1/1/2004 to 12/31/2004                                      $ 1.04229        $ 1.12776                 0
  2/4/2002* to 12/31/2002                                     $ 1.00967        $ 0.80433                 0
  1/1/2003 to 12/31/2003                                      $ 0.78020        $ 1.01091                 0
  1/1/2004 to 12/31/2004                                      $ 1.01091        $ 1.09382                 0
PRUDENTIAL GLOBAL PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99996        $ 0.83888                 0
  1/1/2002 to 12/31/2002                                      $ 0.83888        $ 0.61810                 0
  1/1/2003 to 12/31/2003                                      $ 0.61810        $ 0.81571                 0
  1/1/2004 to 12/31/2004                                      $ 0.81571        $ 0.87981                 0
  2/4/2002** to 12/31/2002                                    $ 0.98630        $ 0.76527                 0
  1/1/2003 to 12/31/2003                                      $ 0.76527        $ 1.00988                 0
  1/1/2004 to 12/31/2004                                      $ 1.00988        $ 1.08939                 0
PRUDENTIAL MONEY MARKET PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 1.00008        $ 1.01127                 0
  1/1/2002 to 12/31/2002                                      $ 1.01127        $ 1.01071                 0
  1/1/2003 to 12/31/2003                                      $ 1.01071        $ 1.00324                 0
  1/1/2004 to 12/31/2004                                      $ 1.00324        $ 0.99776                 0
  2/4/2002** to 12/31/2002                                    $ 1.00001        $ 0.99923                 0
  1/1/2003 to 12/31/2003                                      $ 0.99923        $ 0.99178                 0
  1/1/2004 to 12/31/2004                                      $ 0.99178        $ 0.98639                 0
PRUDENTIAL STOCK INDEX PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99725        $ 0.90384                 0
  1/1/2002 to 12/31/2002                                      $ 0.90384        $ 0.69213                 0
  1/1/2003 to 12/31/2003                                      $ 0.69213        $ 0.87324                 0
  1/1/2004 to 12/31/2004                                      $ 0.87324        $ 0.94926                 0
  2/4/2002** to 12/31/2002                                    $ 0.97532        $ 0.78364                 0
  1/1/2003 to 12/31/2003                                      $ 0.78364        $ 0.98872                 0
  1/1/2004 to 12/31/2004                                      $ 0.98872        $ 1.07496                 0
PRUDENTIAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002*** to 12/31/2002                                   $ 1.00860        $ 0.79642                 0
  1/1/2003 to 12/31/2003                                      $ 0.79642        $ 1.00386                 0
  1/1/2004 to 12/31/2004                                      $ 1.00386        $ 1.14926                 0
  2/4/2002** to 12/31/2002                                    $ 1.00860        $ 0.79642                 0
  1/1/2003 to 12/31/2003                                      $ 0.79207        $ 0.99846                 0
  1/1/2004 to 12/31/2004                                      $ 0.99846        $ 1.14311                 0



---------------


*   Date that the original version of this annuity was first offered.

**  Date that the later version of this annuity was first offered.

*** Date that the fund first became available within the original version of this annuity.

                            STRATEGIC PARTNERS PLUS

ACCUMULATION UNIT VALUES (CONTINUED):ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH
                                     BENEFIT; CONTRACT WITHOUT CREDIT (1.60)


                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99880        $ 0.86993                 0
  1/1/2002 to 12/31/2002                                      $ 0.86993        $ 0.66643                12
  1/1/2003 to 12/31/2003                                      $ 0.66643        $ 0.87098                12
  1/1/2004 to 12/31/2004                                      $ 0.87098        $ 0.98372                 0
  2/4/2002** to 12/31/2002                                    $ 0.98196        $ 0.80103                 0
  1/1/2003 to 12/31/2003                                      $ 0.80103        $ 1.04687                 0
  1/1/2004 to 12/31/2004                                      $ 1.04687        $ 1.18245                 0
SP AIM AGGRESSIVE GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99724        $ 0.87386                 0
  1/1/2002 to 12/31/2002                                      $ 0.87386        $ 0.67983                 0
  1/1/2003 to 12/31/2003                                      $ 0.67983        $ 0.84653                 0
  1/1/2004 to 12/31/2004                                      $ 0.84653        $ 0.93198                 0
  2/4/2002** to 12/31/2002                                    $ 0.97610        $ 0.80131             6,883
  1/1/2003 to 12/31/2003                                      $ 0.80131        $ 0.99772            18,907
  1/1/2004 to 12/31/2004                                      $ 0.99772        $ 1.09850             9,774
SP AIM CORE EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99083        $ 0.83990                 0
  1/1/2002 to 12/31/2002                                      $ 0.83990        $ 0.70087               671
  1/1/2003 to 12/31/2003                                      $ 0.70087        $ 0.85342               629
  1/1/2004 to 12/31/2004                                      $ 0.85342        $ 0.91379               660
  2/4/2002** to 12/31/2002                                    $ 0.98415        $ 0.85541                 0
  1/1/2003 to 12/31/2003                                      $ 0.85541        $ 1.04145                 0
  1/1/2004 to 12/31/2004                                      $ 1.04145        $ 1.11515                 0
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99508        $ 0.88124                 0
  1/1/2002 to 12/31/2002                                      $ 0.88124        $ 0.59680                 0
  1/1/2003 to 12/31/2003                                      $ 0.59680        $ 0.72756                 0
  1/1/2004 to 12/31/2004                                      $ 0.72756        $ 0.75986                 0
  2/4/2002** to 12/31/2002                                    $ 0.96939        $ 0.71952                 0
  1/1/2003 to 12/31/2003                                      $ 0.71952        $ 0.87711                 0
  1/1/2004 to 12/31/2004                                      $ 0.87711        $ 0.91586                 0
SP BALANCED ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99891        $ 0.94831                 0
  1/1/2002 to 12/31/2002                                      $ 0.94831        $ 0.82437                 0
  1/1/2003 to 12/31/2003                                      $ 0.82437        $ 0.99694                 0
  1/1/2004 to 12/31/2004                                      $ 0.99694        $ 1.09015                 0
  2/4/2002** to 12/31/2002                                    $ 0.98741        $ 0.88919           122,063
  1/1/2003 to 12/31/2003                                      $ 0.88919        $ 1.07531           443,280
  1/1/2004 to 12/31/2004                                      $ 1.07531        $ 1.17556                 5
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99796        $ 0.98336                 0
  1/1/2002 to 12/31/2002                                      $ 0.98336        $ 0.91096                 0
  1/1/2003 to 12/31/2003                                      $ 0.91096        $ 1.04450                 0
  1/1/2004 to 12/31/2004                                      $ 1.04450        $ 1.11935                 0
  2/4/2002** to 12/31/2002                                    $ 0.99056        $ 0.93724           278,125
  1/1/2003 to 12/31/2003                                      $ 0.93724        $ 1.07460           375,947
  1/1/2004 to 12/31/2004                                      $ 1.07460        $ 1.15153           375,094



---------------


*   Date that the original version of this annuity was first offered.

**  Date that the later version of this annuity was first offered.

                            STRATEGIC PARTNERS PLUS

ACCUMULATION UNIT VALUES (CONTINUED):ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH
                                     BENEFIT; CONTRACT WITHOUT CREDIT (1.60)


                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
SP DAVIS VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99791        $ 0.91900                 0
  1/1/2002 to 12/31/2002                                      $ 0.91900        $ 0.76247               630
  1/1/2003 to 12/31/2003                                      $ 0.76247        $ 0.97117               574
  1/1/2004 to 12/31/2004                                      $ 0.97117        $ 1.07566               570
  2/4/2002** to 12/31/2002                                    $ 0.97222        $ 0.86531            13,069
  1/1/2003 to 12/31/2003                                      $ 0.86531        $ 1.10219            18,370
  1/1/2004 to 12/31/2004                                      $ 1.10219        $ 1.22069            27,472
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 1.00084        $ 1.00157                 0
  1/1/2002 to 12/31/2002                                      $ 1.00157        $ 0.84403               822
  1/1/2003 to 12/31/2003                                      $ 0.84403        $ 1.10564               793
  1/1/2004 to 12/31/2004                                      $ 1.10564        $ 1.31332               779
  2/4/2002** to 12/31/2002                                    $ 0.98394        $ 0.84837                 0
  1/1/2003 to 12/31/2003                                      $ 0.84837        $ 1.11138                 0
  1/1/2004 to 12/31/2004                                      $ 1.11138        $ 1.32018                 0
SP GROWTH ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99886        $ 0.90849                 0
  1/1/2002 to 12/31/2002                                      $ 0.90849        $ 0.73977                 0
  1/1/2003 to 12/31/2003                                      $ 0.73977        $ 0.93396                 0
  1/1/2004 to 12/31/2004                                      $ 0.93396        $ 1.03930                 0
  2/4/2002** to 12/31/2002                                    $ 0.98364        $ 0.84195                 0
  1/1/2003 to 12/31/2003                                      $ 0.84195        $ 1.06298                 0
  1/1/2004 to 12/31/2004                                      $ 1.06298        $ 1.18276                 0
SP LARGE CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99702        $ 0.92277                 0
  1/1/2002 to 12/31/2002                                      $ 0.92277        $ 0.75957               610
  1/1/2003 to 12/31/2003                                      $ 0.75957        $ 0.94764               586
  1/1/2004 to 12/31/2004                                      $ 0.94764        $ 1.09825               595
  2/4/2002** to 12/31/2002                                    $ 0.97729        $ 0.83666                 0
  1/1/2003 to 12/31/2003                                      $ 0.83666        $ 1.04392                 0
  1/1/2004 to 12/31/2004                                      $ 1.04392        $ 1.20983                 0
SP LSV INTERNATIONAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 1.00227        $ 0.84626                 0
  1/1/2002 to 12/31/2002                                      $ 0.84626        $ 0.68990             1,020
  1/1/2003 to 12/31/2003                                      $ 0.68990        $ 0.86488               955
  1/1/2004 to 12/31/2004                                      $ 0.86488        $ 0.98579               951
  2/4/2002** to 12/31/2002                                    $ 0.99845        $ 0.85237             9,575
  1/1/2003 to 12/31/2003                                      $ 0.85237        $ 1.06858            13,681
  1/1/2004 to 12/31/2004                                      $ 1.06858        $ 1.21790            13,681
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99529        $ 0.80954                 0
  1/1/2002 to 12/31/2002                                      $ 0.80954        $ 0.56832                 0
  1/1/2003 to 12/31/2003                                      $ 0.56832        $ 0.70927                 0
  1/1/2004 to 12/31/2004                                      $ 0.70927        $ 0.78475                 0
  2/4/2002** to 12/31/2002                                    $ 0.96820        $ 0.74329                 0
  1/1/2003 to 12/31/2003                                      $ 0.74329        $ 0.92775                 0
  1/1/2004 to 12/31/2004                                      $ 0.92775        $ 1.02631                 0



---------------


*   Date that the original version of this annuity was first offered.

**  Date that the later version of this annuity was first offered.

                            STRATEGIC PARTNERS PLUS

ACCUMULATION UNIT VALUES (CONTINUED):ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH
                                     BENEFIT; CONTRACT WITHOUT CREDIT (1.60)


                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
SP MID CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99348        $ 0.81439                 0
  1/1/2002 to 12/31/2002                                      $ 0.81439        $ 0.43024             1,190
  1/1/2003 to 12/31/2003                                      $ 0.43024        $ 0.59331             1,485
  1/1/2004 to 12/31/2004                                      $ 0.59331        $ 0.69803             1,437
  2/4/2002** to 12/31/2002                                    $ 0.95935        $ 0.58334            13,444
  1/1/2003 to 12/31/2003                                      $ 0.58334        $ 0.80433            19,274
  1/1/2004 to 12/31/2004                                      $ 0.80433        $ 0.94638            19,272
SP PIMCO HIGH YIELD PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99996        $ 1.01274                 0
  1/1/2002 to 12/31/2002                                      $ 1.01274        $ 0.99844                 0
  1/1/2003 to 12/31/2003                                      $ 0.99844        $ 1.20301                 0
  1/1/2004 to 12/31/2004                                      $ 1.20301        $ 1.29465                 0
  2/4/2002** to 12/31/2002                                    $ 0.99886        $ 0.98028                 0
  1/1/2003 to 12/31/2003                                      $ 0.98028        $ 1.18110             9,203
  1/1/2004 to 12/31/2004                                      $ 1.18110        $ 1.27102                 0
SP PIMCO TOTAL RETURN PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99996        $ 1.03983                 0
  1/1/2002 to 12/31/2002                                      $ 1.03983        $ 1.11943                 0
  1/1/2003 to 12/31/2003                                      $ 1.11943        $ 1.16629                 0
  1/1/2004 to 12/31/2004                                      $ 1.16629        $ 1.20856                 0
  2/4/2002** to 12/31/2002                                    $ 1.00356        $ 1.06430            15,435
  1/1/2003 to 12/31/2003                                      $ 1.06430        $ 1.10880                 1
  1/1/2004 to 12/31/2004                                      $ 1.10880        $ 1.14881                 0
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99483        $ 0.87304                 0
  1/1/2002 to 12/31/2002                                      $ 0.87304        $ 0.58358                 0
  1/1/2003 to 12/31/2003                                      $ 0.58358        $ 0.81615                 0
  1/1/2004 to 12/31/2004                                      $ 0.81615        $ 0.97506                 0
  2/4/2002** to 12/31/2002                                    $ 0.96872        $ 0.71851                 0
  1/1/2003 to 12/31/2003                                      $ 0.71851        $ 1.00492                 0
  1/1/2004 to 12/31/2004                                      $ 1.00492        $ 1.20059                 0
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99726        $ 0.92565                 0
  1/1/2002 to 12/31/2002                                      $ 0.92565        $ 0.63535                 0
  1/1/2003 to 12/31/2003                                      $ 0.63535        $ 0.84239                 0
  1/1/2004 to 12/31/2004                                      $ 0.84239        $ 0.82153                 0
  2/4/2002** to 12/31/2002                                    $ 0.97559        $ 0.72386                 0
  1/1/2003 to 12/31/2003                                      $ 0.72386        $ 0.95974                 0
  1/1/2004 to 12/31/2004                                      $ 0.95974        $ 0.93590                 0
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99482        $ 0.85608                 0
  1/1/2002 to 12/31/2002                                      $ 0.85608        $ 0.62968               686
  1/1/2003 to 12/31/2003                                      $ 0.62968        $ 0.78002               698
  1/1/2004 to 12/31/2004                                      $ 0.78002        $ 0.84908               738
  2/4/2002** to 12/31/2002                                    $ 0.97343        $ 0.77105                 0
  1/1/2003 to 12/31/2003                                      $ 0.77105        $ 0.95511                 0
  1/1/2004 to 12/31/2004                                      $ 0.95511        $ 1.03965                 0



---------------


*   Date that the original version of this annuity was first offered.

**  Date that the later version of this annuity was first offered.

                            STRATEGIC PARTNERS PLUS

ACCUMULATION UNIT VALUES (CONTINUED):ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH
                                     BENEFIT; CONTRACT WITHOUT CREDIT (1.60)


                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
SP TECHNOLOGY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.98559        $ 0.81186                 0
  1/1/2002 to 12/31/2002                                      $ 0.81186        $ 0.46873                 0
  1/1/2003 to 12/31/2003                                      $ 0.46873        $ 0.65691                 0
  1/1/2004 to 12/31/2004                                      $ 0.65691        $ 0.64645                 0
  2/4/2002** to 12/31/2002                                    $ 0.97073        $ 0.60135                 0
  1/1/2003 to 12/31/2003                                      $ 0.60135        $ 0.84280            10,791
  1/1/2004 to 12/31/2004                                      $ 0.84280        $ 0.82935                 0
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 1.00272        $ 0.74692                 0
  1/1/2002 to 12/31/2002                                      $ 0.74692        $ 0.56920             1,169
  1/1/2003 to 12/31/2003                                      $ 0.56920        $ 0.78199             1,138
  1/1/2004 to 12/31/2004                                      $ 0.78199        $ 0.89710             1,069
  2/4/2002** to 12/31/2002                                    $ 0.99602        $ 0.80127                 0
  1/1/2003 to 12/31/2003                                      $ 0.80127        $ 1.10080                 0
  1/1/2004 to 12/31/2004                                      $ 1.10080        $ 1.26270                 0
EVERGREEN VA FOUNDATION FUND
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99780        $ 0.94959                 0
  1/1/2002 to 12/31/2002                                      $ 0.94959        $ 0.84437                 0
  1/1/2003 to 12/31/2003                                      $ 0.84437        $ 0.96209                 0
  1/1/2004 to 12/31/2004                                      $ 0.96209        $ 1.00668                 0
  2/4/2002** to 12/31/2002                                    $ 0.98744        $ 0.90279                 0
  1/1/2003 to 12/31/2003                                      $ 0.90279        $ 1.02881                 0
  1/1/2004 to 12/31/2004                                      $ 1.02881        $ 1.07660                 0
EVERGREEN VA FUND
----------------------------------------------------------------------------------------------------------------
  12/5/2003**** to 12/31/2003                                 $ 9.92198        $10.34134                 0
  1/1/2004 to 12/31/2004                                      $10.34134        $11.03257               851
EVERGREEN VA GROWTH AND INCOME FUND
----------------------------------------------------------------------------------------------------------------
  12/5/2003**** to 12/31/2003                                 $ 9.91854        $10.39634                 0
  1/1/2004 to 12/31/2004                                      $10.39634        $11.17503                 0
EVERGREEN VA GROWTH FUND
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99162        $ 0.98466                 0
  1/1/2002 to 12/31/2002                                      $ 0.98466        $ 0.70835                 0
  1/1/2003 to 12/31/2003                                      $ 0.70835        $ 0.96909                 0
  1/1/2004 to 12/31/2004                                      $ 0.96909        $ 1.08603                 0
  2/4/2002** to 12/31/2002                                    $ 0.97333        $ 0.73590                 0
  1/1/2003 to 12/31/2003                                      $ 0.73590        $ 1.00675                 0
  1/1/2004 to 12/31/2004                                      $ 1.00675        $ 1.12833                 0
EVERGREEN VA INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------
  12/5/2003**** to 12/31/2003                                 $ 9.98989        $10.44136                 0
  1/1/2004 to 12/31/2004                                      $10.44136        $12.25107                 0
EVERGREEN VA OMEGA FUND
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99423        $ 0.91033                 0
  1/1/2002 to 12/31/2002                                      $ 0.91033        $ 0.66855                 0
  1/1/2003 to 12/31/2003                                      $ 0.66855        $ 0.92144                 0
  1/1/2004 to 12/31/2004                                      $ 0.92144        $ 0.97234                 0
  2/4/2002** to 12/31/2002                                    $ 0.97491        $ 0.75856            14,332
  1/1/2003 to 12/31/2003                                      $ 0.75856        $ 1.04554            20,350
  1/1/2004 to 12/31/2004                                      $ 1.04554        $ 1.10331            20,348



---------------


*    Date that the original version of this annuity was first offered.

**   Date that the later version of this annuity was first offered.

**** Date that the fund first became available within this annuity.

                            STRATEGIC PARTNERS PLUS

ACCUMULATION UNIT VALUES (CONTINUED):ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH
                                     BENEFIT; CONTRACT WITHOUT CREDIT (1.60)


                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
EVERGREEN VA SPECIAL VALUES FUND
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99753        $ 1.09121                 0
  1/1/2002 to 12/31/2002                                      $ 1.09121        $ 0.93863                 0
  1/1/2003 to 12/31/2003                                      $ 0.93863        $ 1.19658                 0
  1/1/2004 to 12/31/2004                                      $ 1.19658        $ 1.41763                 0
  2/4/2002** to 12/31/2002                                    $ 0.98335        $ 0.85400            28,045
  1/1/2003 to 12/31/2003                                      $ 0.85400        $ 1.08866            26,923
  1/1/2004 to 12/31/2004                                      $ 1.08866        $ 1.28983            33,960
JANUS ASPEN SERIES -- GROWTH PORTFOLIO -- SERVICE SHARES
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99356        $ 0.78269                 0
  1/1/2002 to 12/31/2002                                      $ 0.78269        $ 0.56449                 0
  1/1/2003 to 12/31/2003                                      $ 0.56449        $ 0.73060                 0
  1/1/2004 to 12/31/2004                                      $ 0.73060        $ 0.74942                 0
  2/4/2002** to 12/31/2002                                    $ 0.97417        $ 0.74835                 0
  1/1/2003 to 12/31/2003                                      $ 0.74835        $ 0.96861                 0
  1/1/2004 to 12/31/2004                                      $ 0.96861        $ 0.99335                 0



---------------


*  Date that the original version of this annuity was first offered.

** Date that the later version of this annuity was first offered.

                         STRATEGIC PARTNERS ANNUITY ONE


ACCUMULATION UNIT VALUES:GREATER OF ROLL-UP AND STEP-UP GUARANTEED MINIMUM DEATH
                         BENEFIT: CONTRACT WITHOUT CREDIT (1.70)

                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
JENNISON PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $ 1.00266        $ 0.81505           4,493,317
  1/1/2001 to 12/31/2001                                      $ 0.81505        $ 0.65525          18,580,183
  1/1/2002 to 12/31/2002                                      $ 0.65525        $ 0.44488          23,361,642
  1/1/2003 to 12/31/2003                                      $ 0.44488        $ 0.56973          23,101,389
  1/1/2004 to 12/31/2004                                      $ 0.56973        $ 0.61411          21,466,073
  2/4/2002** to 12/31/2002                                    $ 0.97698        $ 0.70460           3,489,541
  1/1/2003 to 12/31/2003                                      $ 0.70460        $ 0.90235           2,024,261
  1/1/2004 to 12/31/2004                                      $ 0.90235        $ 0.97266           2,729,305
PRUDENTIAL EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002*** to 12/31/2002                                   $ 1.00966        $ 0.80378              59,662
  1/1/2003 to 12/31/2003                                      $ 0.80378        $ 1.04045             428,298
  1/1/2004 to 12/31/2004                                      $ 1.04045        $ 1.12456             430,011
  2/4/2002** to 12/31/2002                                    $ 0.97747        $ 0.77957             953,353
  1/1/2003 to 12/31/2003                                      $ 0.77957        $ 1.00913             860,862
  1/1/2004 to 12/31/2004                                      $ 1.00913        $ 1.09069           1,059,912
PRUDENTIAL GLOBAL PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $ 0.99801        $ 0.87590             436,450
  1/1/2001 to 12/31/2001                                      $ 0.87590        $ 0.70961           2,884,282
  1/1/2002 to 12/31/2002                                      $ 0.70961        $ 0.52224           3,815,417
  1/1/2003 to 12/31/2003                                      $ 0.52224        $ 0.68852           4,355,722
  1/1/2004 to 12/31/2004                                      $ 0.68852        $ 0.74184           4,009,890
  2/4/2002** to 12/31/2002                                    $ 0.98629        $ 0.76460             632,886
  1/1/2003 to 12/31/2003                                      $ 0.76460        $ 1.00804             407,989
  1/1/2004 to 12/31/2004                                      $ 1.00804        $ 1.08618             843,924
PRUDENTIAL MONEY MARKET PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $ 1.00038        $ 1.01298           3,183,106
  1/1/2001 to 12/31/2001                                      $ 1.01298        $ 1.03708          17,605,242
  1/1/2002 to 12/31/2002                                      $ 1.03708        $ 1.03529          20,261,707
  1/1/2003 to 12/31/2003                                      $ 1.03529        $ 1.02627          12,289,966
  1/1/2004 to 12/31/2004                                      $ 1.02627        $ 1.01927           7,891,934
  2/4/2002** to 12/31/2002                                    $ 1.00001        $ 0.99820           7,735,441
  1/1/2003 to 12/31/2003                                      $ 0.99820        $ 0.98938           1,311,258
  1/1/2004 to 12/31/2004                                      $ 0.98938        $ 0.98250           1,879,910
PRUDENTIAL STOCK INDEX PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $ 0.99963        $ 0.91059             849,860
  1/1/2001 to 12/31/2001                                      $ 0.91059        $ 0.78747           8,065,181
  1/1/2002 to 12/31/2002                                      $ 0.78747        $ 0.60247          12,033,767
  1/1/2003 to 12/31/2003                                      $ 0.60247        $ 0.75934          12,436,021
  1/1/2004 to 12/31/2004                                      $ 0.75934        $ 0.82464          12,670,373
  2/4/2002** to 12/31/2002                                    $ 0.97531        $ 0.78297           3,594,789
  1/1/2003 to 12/31/2003                                      $ 0.78297        $ 0.98686           2,803,606
  1/1/2004 to 12/31/2004                                      $ 0.98686        $ 1.07179           3,023,353
PRUDENTIAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002*** to 12/31/2002                                   $ 1.00860        $ 0.79585             265,185
  1/1/2003 to 12/31/2003                                      $ 0.79585        $ 1.00226             462,142
  1/1/2004 to 12/31/2004                                      $ 1.00226        $ 1.14632           1,226,810
  2/4/2002** to 12/31/2002                                    $ 0.97743        $ 0.79137             952,004
  1/1/2003 to 12/31/2003                                      $ 0.79137        $ 0.99659           1,016,285
  1/1/2004 to 12/31/2004                                      $ 0.99659        $ 1.13969             928,366



---------------


*    Date that the original version of this annuity was first offered.
**   Date that the later version of this annuity was first offered.
*** Date that the fund first became available within the original version of the annuity.

                         STRATEGIC PARTNERS ANNUITY ONE

ACCUMULATION UNIT VALUES (CONTINUED):GREATER OF ROLL-UP AND STEP-UP GUARANTEED
                                     MINIMUM DEATH BENEFIT: CONTRACT WITHOUT
                                     CREDIT (1.70)


                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $ 0.99986        $ 0.92916           1,073,826
  1/1/2001 to 12/31/2001                                      $ 0.92916        $ 0.74916           3,546,887
  1/1/2002 to 12/31/2002                                      $ 0.74916        $ 0.57340           4,412,377
  1/1/2003 to 12/31/2003                                      $ 0.57340        $ 0.74865           4,370,558
  1/1/2004 to 12/31/2004                                      $ 0.74865        $ 0.84470           4,533,805
  2/4/2002** to 12/31/2002                                    $ 0.98196        $ 0.80023           1,363,991
  1/1/2003 to 12/31/2003                                      $ 0.80023        $ 1.04468             749,694
  1/1/2004 to 12/31/2004                                      $ 1.04468        $ 1.17887           1,367,214
SP AIM AGGRESSIVE GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $ 0.99986        $ 0.85596             898,874
  1/1/2001 to 12/31/2001                                      $ 0.85596        $ 0.63522           3,045,738
  1/1/2002 to 12/31/2002                                      $ 0.63522        $ 0.49375           4,079,956
  1/1/2003 to 12/31/2003                                      $ 0.49375        $ 0.61425           4,039,539
  1/1/2004 to 12/31/2004                                      $ 0.61425        $ 0.67571           3,783,930
  2/4/2002** to 12/31/2002                                    $ 0.97609        $ 0.80046             507,067
  1/1/2003 to 12/31/2003                                      $ 0.80046        $ 0.99570             382,741
  1/1/2004 to 12/31/2004                                      $ 0.99570        $ 1.09514             351,157
SP AIM CORE EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $ 0.99986        $ 0.83861           1,337,786
  1/1/2001 to 12/31/2001                                      $ 0.83861        $ 0.63760           5,822,149
  1/1/2002 to 12/31/2002                                      $ 0.63760        $ 0.53161           6,220,983
  1/1/2003 to 12/31/2003                                      $ 0.53161        $ 0.64656           5,782,647
  1/1/2004 to 12/31/2004                                      $ 0.64656        $ 0.69173           5,961,761
  2/4/2002** to 12/31/2002                                    $ 0.98414        $ 0.85470             534,666
  1/1/2003 to 12/31/2003                                      $ 0.85470        $ 1.03952             423,871
  1/1/2004 to 12/31/2004                                      $ 1.03952        $ 1.11199             235,424
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $ 0.99986        $ 0.85163           1,592,163
  1/1/2001 to 12/31/2001                                      $ 0.85163        $ 0.71633           8,117,901
  1/1/2002 to 12/31/2002                                      $ 0.71633        $ 0.48468          10,393,972
  1/1/2003 to 12/31/2003                                      $ 0.48468        $ 0.59025           9,702,738
  1/1/2004 to 12/31/2004                                      $ 0.59025        $ 0.61576           9,100,993
  2/4/2002** to 12/31/2002                                    $ 0.96938        $ 0.71891           1,351,694
  1/1/2003 to 12/31/2003                                      $ 0.71891        $ 0.87543             764,961
  1/1/2004 to 12/31/2004                                      $ 0.87543        $ 0.91332           1,058,862
SP BALANCED ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $ 0.99986        $ 0.97922           1,836,214
  1/1/2001 to 12/31/2001                                      $ 0.97922        $ 0.90679          18,809,220
  1/1/2002 to 12/31/2002                                      $ 0.90679        $ 0.78749          30,044,437
  1/1/2003 to 12/31/2003                                      $ 0.78749        $ 0.95147          31,200,044
  1/1/2004 to 12/31/2004                                      $ 0.95147        $ 1.03936          31,779,472
  2/4/2002** to 12/31/2002                                    $ 0.98740        $ 0.88845           8,586,292
  1/1/2003 to 12/31/2003                                      $ 0.88845        $ 1.07335           7,005,679
  1/1/2004 to 12/31/2004                                      $ 1.07335        $ 1.17241           7,803,076
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $ 0.99986        $ 1.00374             288,927
  1/1/2001 to 12/31/2001                                      $ 1.00374        $ 0.98439          10,395,749
  1/1/2002 to 12/31/2002                                      $ 0.98439        $ 0.91103          15,264,982
  1/1/2003 to 12/31/2003                                      $ 0.91103        $ 1.04344          15,656,169
  1/1/2004 to 12/31/2004                                      $ 1.04344        $ 1.11720          14,773,337
  2/4/2002** to 12/31/2002                                    $ 0.99055        $ 0.93640           6,136,137
  1/1/2003 to 12/31/2003                                      $ 0.93640        $ 1.07265           4,880,605
  1/1/2004 to 12/31/2004                                      $ 1.07265        $ 1.14845           5,740,780



---------------


*    Date that the original version of this annuity was first offered.
**   Date that the later version of this annuity was first offered.

                         STRATEGIC PARTNERS ANNUITY ONE

ACCUMULATION UNIT VALUES (CONTINUED):GREATER OF ROLL-UP AND STEP-UP GUARANTEED
                                     MINIMUM DEATH BENEFIT: CONTRACT WITHOUT
                                     CREDIT (1.70)


                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
SP DAVIS VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $ 0.99986        $ 1.01213           3,194,985
  1/1/2001 to 12/31/2001                                      $ 1.01213        $ 0.89127          21,617,427
  1/1/2002 to 12/31/2002                                      $ 0.89127        $ 0.73878          26,427,460
  1/1/2003 to 12/31/2003                                      $ 0.73878        $ 0.94006          25,306,876
  1/1/2004 to 12/31/2004                                      $ 0.94006        $ 1.04012          24,309,050
  2/4/2002** to 12/31/2002                                    $ 0.97221        $ 0.86447           4,429,558
  1/1/2003 to 12/31/2003                                      $ 0.86447        $ 1.09995           2,997,206
  1/1/2004 to 12/31/2004                                      $ 1.09995        $ 1.21711           3,783,310
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $ 0.99986        $ 1.10805             866,330
  1/1/2001 to 12/31/2001                                      $ 1.10805        $ 1.12346           6,562,121
  1/1/2002 to 12/31/2002                                      $ 1.12346        $ 0.94585           9,585,670
  1/1/2003 to 12/31/2003                                      $ 0.94585        $ 1.23790           9,470,267
  1/1/2004 to 12/31/2004                                      $ 1.23790        $ 1.46896           9,277,918
  2/4/2002** to 12/31/2002                                    $ 0.98393        $ 0.84758           3,090,770
  1/1/2003 to 12/31/2003                                      $ 0.84758        $ 1.10934           2,304,313
  1/1/2004 to 12/31/2004                                      $ 1.10934        $ 1.31647           2,434,924
SP GROWTH ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $ 0.99986        $ 0.95105           1,300,041
  1/1/2001 to 12/31/2001                                      $ 0.95105        $ 0.82369          17,314,002
  1/1/2002 to 12/31/2002                                      $ 0.82369        $ 0.67004          25,198,431
  1/1/2003 to 12/31/2003                                      $ 0.67004        $ 0.84514          25,770,773
  1/1/2004 to 12/31/2004                                      $ 0.84514        $ 0.93943          26,063,413
  2/4/2002** to 12/31/2002                                    $ 0.98363        $ 0.84121           8,259,878
  1/1/2003 to 12/31/2003                                      $ 0.84121        $ 1.06103           5,792,461
  1/1/2004 to 12/31/2004                                      $ 1.06103        $ 1.17943           7,900,530
SP LARGE CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $ 0.99986        $ 1.04325             305,406
  1/1/2001 to 12/31/2001                                      $ 1.04325        $ 0.93729           5,030,228
  1/1/2002 to 12/31/2002                                      $ 0.93729        $ 0.77078           7,773,411
  1/1/2003 to 12/31/2003                                      $ 0.77078        $ 0.96079           7,270,128
  1/1/2004 to 12/31/2004                                      $ 0.96079        $ 1.11243           6,723,499
  2/4/2002** to 12/31/2002                                    $ 0.97728        $ 0.83592           1,893,068
  1/1/2003 to 12/31/2003                                      $ 0.83592        $ 1.04188           1,117,896
  1/1/2004 to 12/31/2004                                      $ 1.04188        $ 1.20630           1,605,278
SP LSV INTERNATIONAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $ 0.99986        $ 0.94350             752,798
  1/1/2001 to 12/31/2001                                      $ 0.94350        $ 0.72306           6,757,406
  1/1/2002 to 12/31/2002                                      $ 0.72306        $ 0.58896           8,246,093
  1/1/2003 to 12/31/2003                                      $ 0.58896        $ 0.73752           7,756,126
  1/1/2004 to 12/31/2004                                      $ 0.73752        $ 0.83972           7,419,115
  2/4/2002** to 12/31/2002                                    $ 0.99844        $ 0.85162           1,760,378
  1/1/2003 to 12/31/2003                                      $ 0.85162        $ 1.06666           1,161,545
  1/1/2004 to 12/31/2004                                      $ 1.06666        $ 1.21453           1,073,022
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $ 0.99986        $ 0.91177             690,992
  1/1/2001 to 12/31/2001                                      $ 0.91177        $ 0.68787           3,167,301
  1/1/2002 to 12/31/2002                                      $ 0.68787        $ 0.48243           3,528,858
  1/1/2003 to 12/31/2003                                      $ 0.48243        $ 0.60135           3,805,676
  1/1/2004 to 12/31/2004                                      $ 0.60135        $ 0.66452           3,233,709
  2/4/2002** to 12/31/2002                                    $ 0.96819        $ 0.74266             415,620
  1/1/2003 to 12/31/2003                                      $ 0.74266        $ 0.92599             313,039
  1/1/2004 to 12/31/2004                                      $ 0.92599        $ 1.02348             320,717



---------------


*    Date that the original version of this annuity was first offered.
**   Date that the later version of this annuity was first offered.

                         STRATEGIC PARTNERS ANNUITY ONE

ACCUMULATION UNIT VALUES (CONTINUED):GREATER OF ROLL-UP AND STEP-UP GUARANTEED
                                     MINIMUM DEATH BENEFIT: CONTRACT WITHOUT
                                     CREDIT (1.70)


                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
SP MID CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $ 0.99986        $ 0.97285           1,175,567
  1/1/2001 to 12/31/2001                                      $ 0.97285        $ 0.75655           5,759,019
  1/1/2002 to 12/31/2002                                      $ 0.75655        $ 0.39925           7,287,557
  1/1/2003 to 12/31/2003                                      $ 0.39925        $ 0.54998           8,167,528
  1/1/2004 to 12/31/2004                                      $ 0.54998        $ 0.64649           8,385,132
  2/4/2002** to 12/31/2002                                    $ 0.95934        $ 0.58278           1,587,489
  1/1/2003 to 12/31/2003                                      $ 0.58278        $ 0.80279           1,212,454
  1/1/2004 to 12/31/2004                                      $ 0.80279        $ 0.94368           1,841,301
SP PIMCO HIGH YIELD PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $ 0.99986        $ 1.01459             444,968
  1/1/2001 to 12/31/2001                                      $ 1.01459        $ 1.03690           6,272,409
  1/1/2002 to 12/31/2002                                      $ 1.03690        $ 1.02112           8,434,688
  1/1/2003 to 12/31/2003                                      $ 1.02112        $ 1.22912           9,569,836
  1/1/2004 to 12/31/2004                                      $ 1.22912        $ 1.32123           8,609,392
  2/4/2002** to 12/31/2002                                    $ 0.99885        $ 0.97913           3,687,930
  1/1/2003 to 12/31/2003                                      $ 0.97913        $ 1.17866           2,341,557
  1/1/2004 to 12/31/2004                                      $ 1.17866        $ 1.26694           4,626,435
SP PIMCO TOTAL RETURN PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $ 0.99986        $ 1.04684             793,489
  1/1/2001 to 12/31/2001                                      $ 1.04684        $ 1.11822          17,147,878
  1/1/2002 to 12/31/2002                                      $ 1.11822        $ 1.20285          28,256,991
  1/1/2003 to 12/31/2003                                      $ 1.20285        $ 1.25194          25,897,155
  1/1/2004 to 12/31/2004                                      $ 1.25194        $ 1.29596          23,076,597
  2/4/2002** to 12/31/2002                                    $ 1.00355        $ 1.06315          13,541,884
  1/1/2003 to 12/31/2003                                      $ 1.06315        $ 1.10659           7,120,603
  1/1/2004 to 12/31/2004                                      $ 1.10659        $ 1.14570           9,637,191
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $ 0.99986        $ 0.83496           1,729,790
  1/1/2001 to 12/31/2001                                      $ 0.83496        $ 0.67514           7,641,248
  1/1/2002 to 12/31/2002                                      $ 0.67514        $ 0.45086          10,406,229
  1/1/2003 to 12/31/2003                                      $ 0.45086        $ 0.63000          11,019,290
  1/1/2004 to 12/31/2004                                      $ 0.63000        $ 0.75197          10,081,825
  2/4/2002** to 12/31/2002                                    $ 0.96871        $ 0.71792           1,252,294
  1/1/2003 to 12/31/2003                                      $ 0.71792        $ 1.00313           1,262,478
  1/1/2004 to 12/31/2004                                      $ 1.00313        $ 1.19735           1,042,740
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $ 0.99986        $ 0.83404             782,539
  1/1/2001 to 12/31/2001                                      $ 0.83404        $ 0.67926           3,991,681
  1/1/2002 to 12/31/2002                                      $ 0.67926        $ 0.46578           4,962,139
  1/1/2003 to 12/31/2003                                      $ 0.46578        $ 0.61704           4,953,123
  1/1/2004 to 12/31/2004                                      $ 0.61704        $ 0.60112           4,802,986
  2/4/2002** to 12/31/2002                                    $ 0.97558        $ 0.72319             647,683
  1/1/2003 to 12/31/2003                                      $ 0.72319        $ 0.95797             467,883
  1/1/2004 to 12/31/2004                                      $ 0.95797        $ 0.93329             776,033
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $ 0.99986        $ 0.79161             997,234
  1/1/2001 to 12/31/2001                                      $ 0.79161        $ 0.65929           3,749,277
  1/1/2002 to 12/31/2002                                      $ 0.65929        $ 0.48451           4,556,334
  1/1/2003 to 12/31/2003                                      $ 0.48451        $ 0.59950           4,672,191
  1/1/2004 to 12/31/2004                                      $ 0.59950        $ 0.65198           4,441,413
  2/4/2002** to 12/31/2002                                    $ 0.97342        $ 0.77024             474,559
  1/1/2003 to 12/31/2003                                      $ 0.77024        $ 0.95310             370,219
  1/1/2004 to 12/31/2004                                      $ 0.95310        $ 1.03632             308,530



---------------


*    Date that the original version of this annuity was first offered.
**   Date that the later version of this annuity was first offered.

                         STRATEGIC PARTNERS ANNUITY ONE

ACCUMULATION UNIT VALUES (CONTINUED):GREATER OF ROLL-UP AND STEP-UP GUARANTEED
                                     MINIMUM DEATH BENEFIT: CONTRACT WITHOUT
                                     CREDIT (1.70)


                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
SP TECHNOLOGY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $ 0.99986        $ 0.75927           2,337,710
  1/1/2001 to 12/31/2001                                      $ 0.75927        $ 0.55947           4,812,766
  1/1/2002 to 12/31/2002                                      $ 0.55947        $ 0.32275           5,700,986
  1/1/2003 to 12/31/2003                                      $ 0.32275        $ 0.45192           4,997,667
  1/1/2004 to 12/31/2004                                      $ 0.45192        $ 0.44440           4,827,400
  2/4/2002** to 12/31/2002                                    $ 0.97072        $ 0.60084             157,707
  1/1/2003 to 12/31/2003                                      $ 0.60084        $ 0.84117             164,332
  1/1/2004 to 12/31/2004                                      $ 0.84117        $ 0.82711             161,028
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $ 0.99986        $ 0.84597           1,178,408
  1/1/2001 to 12/31/2001                                      $ 0.84597        $ 0.53544           6,127,723
  1/1/2002 to 12/31/2002                                      $ 0.53544        $ 0.40766           7,545,235
  1/1/2003 to 12/31/2003                                      $ 0.40766        $ 0.55950           7,181,301
  1/1/2004 to 12/31/2004                                      $ 0.55950        $ 0.64107           7,428,405
  2/4/2002** to 12/31/2002                                    $ 0.99601        $ 0.80064           1,013,026
  1/1/2003 to 12/31/2003                                      $ 0.80064        $ 1.09883             558,216
  1/1/2004 to 12/31/2004                                      $ 1.09883        $ 1.25919             782,130
JANUS ASPEN SERIES -- GROWTH PORTFOLIO -- SERVICE SHARES
----------------------------------------------------------------------------------------------------------------
  9/22/2000* to 12/31/2000                                    $ 1.00397        $ 0.82976           1,295,174
  1/1/2001 to 12/31/2001                                      $ 0.82976        $ 0.61281           4,290,126
  1/1/2002 to 12/31/2002                                      $ 0.61281        $ 0.44152           4,661,577
  1/1/2003 to 12/31/2003                                      $ 0.44152        $ 0.57082           4,557,171
  1/1/2004 to 12/31/2004                                      $ 0.57082        $ 0.58487           4,033,074
  2/4/2002** to 12/31/2002                                    $ 0.97417        $ 0.74773             494,202
  1/1/2003 to 12/31/2003                                      $ 0.74773        $ 0.96681             328,316
  1/1/2004 to 12/31/2004                                      $ 0.96681        $ 0.99054             476,463



---------------


*    Date that the original version of this annuity was first offered.
**   Date that the later version of this annuity was first offered.

                            STRATEGIC PARTNERS PLUS


ACCUMULATION UNIT VALUES:GREATER OF ROLL-UP AND STEP-UP GUARANTEED MINIMUM DEATH
                         BENEFIT; CONTRACT WITHOUT CREDIT (1.70)

                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
JENNISON PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99429        $ 0.86817                 0
  1/1/2002 to 12/31/2002                                      $ 0.86817        $ 0.58941                 0
  1/1/2003 to 12/31/2003                                      $ 0.58941        $ 0.75484                 0
  1/1/2004 to 12/31/2004                                      $ 0.75484        $ 0.81374                 0
  2/4/2002** to 12/31/2002                                    $ 0.97698        $ 0.70460                 0
  1/1/2003 to 12/31/2003                                      $ 0.70460        $ 0.90235                 0
  1/1/2004 to 12/31/2004                                      $ 0.90235        $ 0.97266                 0
PRUDENTIAL EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002*** to 12/31/2002                                   $ 1.00966        $ 0.80378                 0
  1/1/2003 to 12/31/2003                                      $ 0.80378        $ 1.04045                 0
  1/1/2004 to 12/31/2004                                      $ 1.04045        $ 1.12456                 0
  2/4/2002** to 12/31/2002                                    $ 0.97747        $ 0.77957                 0
  1/1/2003 to 12/31/2003                                      $ 0.77957        $ 1.00913                 0
  1/1/2004 to 12/31/2004                                      $ 1.00913        $ 1.09069                 0
PRUDENTIAL GLOBAL PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99995        $ 0.83831                 0
  1/1/2002 to 12/31/2002                                      $ 0.83831        $ 0.61700                 0
  1/1/2003 to 12/31/2003                                      $ 0.61700        $ 0.81339                 0
  1/1/2004 to 12/31/2004                                      $ 0.81339        $ 0.87645                 0
  2/4/2002** to 12/31/2002                                    $ 0.98629        $ 0.76460                 0
  1/1/2003 to 12/31/2003                                      $ 0.76460        $ 1.00804                 0
  1/1/2004 to 12/31/2004                                      $ 1.00804        $ 1.08618                 0
PRUDENTIAL MONEY MARKET PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 1.00008        $ 1.01067                 0
  1/1/2002 to 12/31/2002                                      $ 1.01067        $ 1.00895                 0
  1/1/2003 to 12/31/2003                                      $ 1.00895        $ 1.00003                 0
  1/1/2004 to 12/31/2004                                      $ 1.00003        $ 0.99312                 0
  2/4/2002** to 12/31/2002                                    $ 1.00001        $ 0.99820                 0
  1/1/2003 to 12/31/2003                                      $ 0.99820        $ 0.98938                 0
  1/1/2004 to 12/31/2004                                      $ 0.98938        $ 0.98250            72,140
PRUDENTIAL STOCK INDEX PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99725        $ 0.90315                 0
  1/1/2002 to 12/31/2002                                      $ 0.90315        $ 0.69098                 0
  1/1/2003 to 12/31/2003                                      $ 0.69098        $ 0.87088                 0
  1/1/2004 to 12/31/2004                                      $ 0.87088        $ 0.94587                 0
  2/4/2002** to 12/31/2002                                    $ 0.97531        $ 0.78297                 0
  1/1/2003 to 12/31/2003                                      $ 0.78297        $ 0.98686             3,115
  1/1/2004 to 12/31/2004                                      $ 0.98686        $ 1.07179                 0
PRUDENTIAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/1/2002*** to 12/31/2002                                   $ 1.00859        $ 0.79585                 0
  1/1/2003 to 12/31/2003                                      $ 0.79585        $ 1.00226                 0
  1/1/2004 to 12/31/2004                                      $ 1.00226        $ 1.14632                 0
  2/4/2002** to 12/31/2002                                    $ 0.97743        $ 0.79137                 0
  1/1/2003 to 12/31/2003                                      $ 0.79137        $ 0.99659             8,632
  1/1/2004 to 12/31/2004                                      $ 0.99659        $ 1.13969                 0



---------------


*   Date that the original version of this annuity was first offered.
**  Date that the later version of this annuity was first offered.
*** Date that the fund first became available within the original version of the annuity.

                            STRATEGIC PARTNERS PLUS

ACCUMULATION UNIT VALUES (CONTINUED):GREATER OF ROLL-UP AND STEP-UP GUARANTEED
                                     MINIMUM DEATH BENEFIT; CONTRACT WITHOUT
                                     CREDIT (1.70)


                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99880        $ 0.86938                 0
  1/1/2002 to 12/31/2002                                      $ 0.86938        $ 0.66539           178,856
  1/1/2003 to 12/31/2003                                      $ 0.66539        $ 0.86871           173,096
  1/1/2004 to 12/31/2004                                      $ 0.86871        $ 0.98020           168,975
  2/4/2002** to 12/31/2002                                    $ 0.98196        $ 0.80023                 0
  1/1/2003 to 12/31/2003                                      $ 0.80023        $ 1.04468                 0
  1/1/2004 to 12/31/2004                                      $ 1.04468        $ 1.17887                 0
SP AIM AGGRESSIVE GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99723        $ 0.87323                 0
  1/1/2002 to 12/31/2002                                      $ 0.87323        $ 0.67877            20,452
  1/1/2003 to 12/31/2003                                      $ 0.67877        $ 0.84444            20,315
  1/1/2004 to 12/31/2004                                      $ 0.84444        $ 0.92883            20,199
  2/4/2002** to 12/31/2002                                    $ 0.97609        $ 0.80046                 0
  1/1/2003 to 12/31/2003                                      $ 0.80046        $ 0.99570                 0
  1/1/2004 to 12/31/2004                                      $ 0.99570        $ 1.09514                 0
SP AIM CORE EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99083        $ 0.83939                 0
  1/1/2002 to 12/31/2002                                      $ 0.83939        $ 0.69981                 0
  1/1/2003 to 12/31/2003                                      $ 0.69981        $ 0.85103                 0
  1/1/2004 to 12/31/2004                                      $ 0.85103        $ 0.91040                 0
  2/4/2002** to 12/31/2002                                    $ 0.98414        $ 0.85470                 0
  1/1/2003 to 12/31/2003                                      $ 0.85470        $ 1.03952                 0
  1/1/2004 to 12/31/2004                                      $ 1.03952        $ 1.11199                 0
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99508        $ 0.88053                 0
  1/1/2002 to 12/31/2002                                      $ 0.88053        $ 0.59579            24,791
  1/1/2003 to 12/31/2003                                      $ 0.59579        $ 0.72560            28,050
  1/1/2004 to 12/31/2004                                      $ 0.72560        $ 0.75706            29,306
  2/4/2002** to 12/31/2002                                    $ 0.96938        $ 0.71891                 0
  1/1/2003 to 12/31/2003                                      $ 0.71891        $ 0.87543                 0
  1/1/2004 to 12/31/2004                                      $ 0.87543        $ 0.91332                 0
SP BALANCED ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99891        $ 0.94775                 0
  1/1/2002 to 12/31/2002                                      $ 0.94775        $ 0.82314            69,864
  1/1/2003 to 12/31/2003                                      $ 0.82314        $ 0.99443            69,530
  1/1/2004 to 12/31/2004                                      $ 0.99443        $ 1.08624            69,196
  2/4/2002** to 12/31/2002                                    $ 0.98740        $ 0.88845             3,380
  1/1/2003 to 12/31/2003                                      $ 0.88845        $ 1.07335             4,237
  1/1/2004 to 12/31/2004                                      $ 1.07335        $ 1.17241            17,454
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99796        $ 0.98256                 0
  1/1/2002 to 12/31/2002                                      $ 0.98256        $ 0.90928                 0
  1/1/2003 to 12/31/2003                                      $ 0.90928        $ 1.04156                 0
  1/1/2004 to 12/31/2004                                      $ 1.04156        $ 1.11522                 0
  2/4/2002** to 12/31/2002                                    $ 0.99055        $ 0.93640                 0
  1/1/2003 to 12/31/2003                                      $ 0.93640        $ 1.07265            36,296
  1/1/2004 to 12/31/2004                                      $ 1.07265        $ 1.14845            64,165



---------------


* Date that the original version of this annuity was first offered. ** Date that the later version of this annuity was first offered.

                            STRATEGIC PARTNERS PLUS

ACCUMULATION UNIT VALUES (CONTINUED):GREATER OF ROLL-UP AND STEP-UP GUARANTEED
                                     MINIMUM DEATH BENEFIT; CONTRACT WITHOUT
                                     CREDIT (1.70)


                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
SP DAVIS VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99791        $ 0.91853                 0
  1/1/2002 to 12/31/2002                                      $ 0.91853        $ 0.76141            20,303
  1/1/2003 to 12/31/2003                                      $ 0.76141        $ 0.96895            21,990
  1/1/2004 to 12/31/2004                                      $ 0.96895        $ 1.07213            21,410
  2/4/2002** to 12/31/2002                                    $ 0.97221        $ 0.86447             6,850
  1/1/2003 to 12/31/2003                                      $ 0.86447        $ 1.09995            13,751
  1/1/2004 to 12/31/2004                                      $ 1.09995        $ 1.21711                 0
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 1.00084        $ 1.00087                 0
  1/1/2002 to 12/31/2002                                      $ 1.00087        $ 0.84255             7,358
  1/1/2003 to 12/31/2003                                      $ 0.84255        $ 1.10277             7,318
  1/1/2004 to 12/31/2004                                      $ 1.10277        $ 1.30867             6,686
  2/4/2002** to 12/31/2002                                    $ 0.98393        $ 0.84758                 0
  1/1/2003 to 12/31/2003                                      $ 0.84758        $ 1.10934                 0
  1/1/2004 to 12/31/2004                                      $ 1.10934        $ 1.31647                 0
SP GROWTH ASSET ALLOCATION PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99885        $ 0.90794            23,834
  1/1/2002 to 12/31/2002                                      $ 0.90794        $ 0.73863           237,971
  1/1/2003 to 12/31/2003                                      $ 0.73863        $ 0.93155           237,672
  1/1/2004 to 12/31/2004                                      $ 0.93155        $ 1.03557           237,385
  2/4/2002** to 12/31/2002                                    $ 0.98363        $ 0.84121           123,935
  1/1/2003 to 12/31/2003                                      $ 0.84121        $ 1.06103            59,997
  1/1/2004 to 12/31/2004                                      $ 1.06103        $ 1.17943           123,813
SP LARGE CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99701        $ 0.92210                 0
  1/1/2002 to 12/31/2002                                      $ 0.92210        $ 0.75821                 0
  1/1/2003 to 12/31/2003                                      $ 0.75821        $ 0.94507                 0
  1/1/2004 to 12/31/2004                                      $ 0.94507        $ 1.09420                 0
  2/4/2002** to 12/31/2002                                    $ 0.97728        $ 0.83592             3,474
  1/1/2003 to 12/31/2003                                      $ 0.83592        $ 1.04188             4,416
  1/1/2004 to 12/31/2004                                      $ 1.04188        $ 1.20630                 0
SP LSV INTERNATIONAL VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 1.00227        $ 0.84580                 0
  1/1/2002 to 12/31/2002                                      $ 0.84580        $ 0.68883            13,608
  1/1/2003 to 12/31/2003                                      $ 0.68883        $ 0.86277            14,131
  1/1/2004 to 12/31/2004                                      $ 0.86277        $ 0.98238            13,565
  2/4/2002** to 12/31/2002                                    $ 0.99844        $ 0.85162             2,230
  1/1/2003 to 12/31/2003                                      $ 0.85162        $ 1.06666             2,858
  1/1/2004 to 12/31/2004                                      $ 1.06666        $ 1.21453                 0
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99529        $ 0.80894                 0
  1/1/2002 to 12/31/2002                                      $ 0.80894        $ 0.56730                 0
  1/1/2003 to 12/31/2003                                      $ 0.56730        $ 0.70737            16,745
  1/1/2004 to 12/31/2004                                      $ 0.70737        $ 0.78186            16,772
  2/4/2002** to 12/31/2002                                    $ 0.96819        $ 0.74266                 0
  1/1/2003 to 12/31/2003                                      $ 0.74266        $ 0.92599                 0
  1/1/2004 to 12/31/2004                                      $ 0.92599        $ 1.02348                 0



---------------


* Date that the original version of this annuity was first offered. ** Date that the later version of this annuity was first offered.

                            STRATEGIC PARTNERS PLUS

ACCUMULATION UNIT VALUES (CONTINUED):GREATER OF ROLL-UP AND STEP-UP GUARANTEED
                                     MINIMUM DEATH BENEFIT; CONTRACT WITHOUT
                                     CREDIT (1.70)


                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
SP MID CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99347        $ 0.81381                 0
  1/1/2002 to 12/31/2002                                      $ 0.81381        $ 0.42951            16,150
  1/1/2003 to 12/31/2003                                      $ 0.42951        $ 0.59175            15,376
  1/1/2004 to 12/31/2004                                      $ 0.59175        $ 0.69548            14,928
  2/4/2002** to 12/31/2002                                    $ 0.95934        $ 0.58278             3,125
  1/1/2003 to 12/31/2003                                      $ 0.58278        $ 0.80279             3,993
  1/1/2004 to 12/31/2004                                      $ 0.80279        $ 0.94368                 0
SP PIMCO HIGH YIELD PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99995        $ 1.01191                 0
  1/1/2002 to 12/31/2002                                      $ 1.01191        $ 0.99642                 0
  1/1/2003 to 12/31/2003                                      $ 0.99642        $ 1.19937                 0
  1/1/2004 to 12/31/2004                                      $ 1.19937        $ 1.28913                 0
  2/4/2002** to 12/31/2002                                    $ 0.99885        $ 0.97913             2,188
  1/1/2003 to 12/31/2003                                      $ 0.97913        $ 1.17866             8,315
  1/1/2004 to 12/31/2004                                      $ 1.17866        $ 1.26694            36,821
SP PIMCO TOTAL RETURN PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99995        $ 1.03903                 0
  1/1/2002 to 12/31/2002                                      $ 1.03903        $ 1.11761                 0
  1/1/2003 to 12/31/2003                                      $ 1.11761        $ 1.16323                 2
  1/1/2004 to 12/31/2004                                      $ 1.16323        $ 1.20420                 0
  2/4/2002** to 12/31/2002                                    $ 1.00355        $ 1.06315             8,021
  1/1/2003 to 12/31/2003                                      $ 1.06315        $ 1.10659             8,937
  1/1/2004 to 12/31/2004                                      $ 1.10659        $ 1.14570            22,603
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99483        $ 0.87246                 0
  1/1/2002 to 12/31/2002                                      $ 0.87246        $ 0.58271                 0
  1/1/2003 to 12/31/2003                                      $ 0.58271        $ 0.81414                 0
  1/1/2004 to 12/31/2004                                      $ 0.81414        $ 0.97179                 0
  2/4/2002** to 12/31/2002                                    $ 0.96871        $ 0.71792                 0
  1/1/2003 to 12/31/2003                                      $ 0.71792        $ 1.00313                 0
  1/1/2004 to 12/31/2004                                      $ 1.00313        $ 1.19735            38,329
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99726        $ 0.92502                 0
  1/1/2002 to 12/31/2002                                      $ 0.92502        $ 0.63434             1,575
  1/1/2003 to 12/31/2003                                      $ 0.63434        $ 0.84033             2,230
  1/1/2004 to 12/31/2004                                      $ 0.84033        $ 0.81860             2,226
  2/4/2002** to 12/31/2002                                    $ 0.97558        $ 0.72319                 0
  1/1/2003 to 12/31/2003                                      $ 0.72319        $ 0.95797                 0
  1/1/2004 to 12/31/2004                                      $ 0.95797        $ 0.93329                 0
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99481        $ 0.85553                 0
  1/1/2002 to 12/31/2002                                      $ 0.85553        $ 0.62875                 0
  1/1/2003 to 12/31/2003                                      $ 0.62875        $ 0.77803                 0
  1/1/2004 to 12/31/2004                                      $ 0.77803        $ 0.84601                 0
  2/4/2002** to 12/31/2002                                    $ 0.97342        $ 0.77024                 0
  1/1/2003 to 12/31/2003                                      $ 0.77024        $ 0.95310                 0
  1/1/2004 to 12/31/2004                                      $ 0.95310        $ 1.03632                 0



---------------


* Date that the original version of this annuity was first offered. ** Date that the later version of this annuity was first offered.

                            STRATEGIC PARTNERS PLUS

ACCUMULATION UNIT VALUES (CONTINUED):GREATER OF ROLL-UP AND STEP-UP GUARANTEED
                                     MINIMUM DEATH BENEFIT; CONTRACT WITHOUT
                                     CREDIT (1.70)


                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
SP TECHNOLOGY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.98559        $ 0.81140                 0
  1/1/2002 to 12/31/2002                                      $ 0.81140        $ 0.46806            13,766
  1/1/2003 to 12/31/2003                                      $ 0.46806        $ 0.65540            12,000
  1/1/2004 to 12/31/2004                                      $ 0.65540        $ 0.64452            13,385
  2/4/2002** to 12/31/2002                                    $ 0.97072        $ 0.60084                 0
  1/1/2003 to 12/31/2003                                      $ 0.60084        $ 0.84117                 0
  1/1/2004 to 12/31/2004                                      $ 0.84117        $ 0.82711                 0
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 1.00272        $ 0.74646                 0
  1/1/2002 to 12/31/2002                                      $ 0.74646        $ 0.56836                 0
  1/1/2003 to 12/31/2003                                      $ 0.56836        $ 0.78003                 0
  1/1/2004 to 12/31/2004                                      $ 0.78003        $ 0.89380                 0
  2/4/2002** to 12/31/2002                                    $ 0.99601        $ 0.80064                 0
  1/1/2003 to 12/31/2003                                      $ 0.80064        $ 1.09883                 0
  1/1/2004 to 12/31/2004                                      $ 1.09883        $ 1.25919                 0
EVERGREEN VA FOUNDATION FUND
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99780        $ 0.94909                 0
  1/1/2002 to 12/31/2002                                      $ 0.94909        $ 0.84305                 0
  1/1/2003 to 12/31/2003                                      $ 0.84305        $ 0.95977                 0
  1/1/2004 to 12/31/2004                                      $ 0.95977        $ 1.00335                 0
  2/4/2002** to 12/31/2002                                    $ 0.98743        $ 0.90199                 0
  1/1/2003 to 12/31/2003                                      $ 0.90199        $ 1.02694                 0
  1/1/2004 to 12/31/2004                                      $ 1.02694        $ 1.07347                 0
EVERGREEN VA FUND
----------------------------------------------------------------------------------------------------------------
  12/5/2003**** to 12/31/2003                                 $ 9.92195        $10.34058                 0
  1/1/2004 to 12/31/2004                                      $10.34058        $11.02079                 0
EVERGREEN VA GROWTH AND INCOME FUND
----------------------------------------------------------------------------------------------------------------
  12/5/2003**** to 12/31/2003                                 $ 9.91851        $10.39557                 0
  1/1/2004 to 12/31/2004                                      $10.39557        $11.16325             3,829
EVERGREEN VA GROWTH FUND
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99161        $ 0.98408                 0
  1/1/2002 to 12/31/2002                                      $ 0.98408        $ 0.70725                 0
  1/1/2003 to 12/31/2003                                      $ 0.70725        $ 0.96669                 0
  1/1/2004 to 12/31/2004                                      $ 0.96669        $ 1.08225                 0
  2/4/2002** to 12/31/2002                                    $ 0.97332        $ 0.73505             4,531
  1/1/2003 to 12/31/2003                                      $ 0.73505        $ 1.00452             4,525
  1/1/2004 to 12/31/2004                                      $ 1.00452        $ 1.12462                 0
EVERGREEN VA INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------
  12/5/2003**** to 12/31/2003                                 $ 9.98987        $10.44064               514
  1/1/2004 to 12/31/2004                                      $10.44064        $12.23814                 0
EVERGREEN VA OMEGA FUND
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99423        $ 0.90978                 0
  1/1/2002 to 12/31/2002                                      $ 0.90978        $ 0.66749                 0
  1/1/2003 to 12/31/2003                                      $ 0.66749        $ 0.91910                 0
  1/1/2004 to 12/31/2004                                      $ 0.91910        $ 0.96898                 0
  2/4/2002** to 12/31/2002                                    $ 0.97490        $ 0.75780             4,495
  1/1/2003 to 12/31/2003                                      $ 0.75780        $ 1.04347             4,489
  1/1/2004 to 12/31/2004                                      $ 1.04347        $ 1.10005            37,481



---------------


*    Date that the original version of this annuity was first offered.
**   Date that the later version of this annuity was first offered.
**** Date that the fund first became available within this annuity.

                            STRATEGIC PARTNERS PLUS

ACCUMULATION UNIT VALUES (CONTINUED):GREATER OF ROLL-UP AND STEP-UP GUARANTEED
                                     MINIMUM DEATH BENEFIT; CONTRACT WITHOUT
                                     CREDIT (1.70)


                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
EVERGREEN VA SPECIAL VALUES FUND
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99753        $ 1.09055                 0
  1/1/2002 to 12/31/2002                                      $ 1.09055        $ 0.93724             1,060
  1/1/2003 to 12/31/2003                                      $ 0.93724        $ 1.19353             1,512
  1/1/2004 to 12/31/2004                                      $ 1.19353        $ 1.41266             1,509
  2/4/2002** to 12/31/2002                                    $ 0.98334        $ 0.85320            15,788
  1/1/2003 to 12/31/2003                                      $ 0.85320        $ 1.08655            13,828
  1/1/2004 to 12/31/2004                                      $ 1.08655        $ 1.28607            36,234
JANUS ASPEN SERIES -- GROWTH PORTFOLIO -- SERVICE SHARES
----------------------------------------------------------------------------------------------------------------
  5/7/2001* to 12/31/2001                                     $ 0.99356        $ 0.78219                 0
  1/1/2002 to 12/31/2002                                      $ 0.78219        $ 0.56359                 0
  1/1/2003 to 12/31/2003                                      $ 0.56359        $ 0.72873                 0
  1/1/2004 to 12/31/2004                                      $ 0.72873        $ 0.74682                 0
  2/4/2002** to 12/31/2002                                    $ 0.97417        $ 0.74773                 0
  1/1/2003 to 12/31/2003                                      $ 0.74773        $ 0.96681                 0
  1/1/2004 to 12/31/2004                                      $ 0.96681        $ 0.99054                 0



---------------


*    Date that the original version of this annuity was first offered.
**   Date that the later version of this annuity was first offered.

                               FEDERAL TAX STATUS

OTHER TAX RULES.

     1.  DIVERSIFICATION.

     The Internal Revenue Code provides that the underlying investments for the variable investment options must satisfy certain diversification requirements. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the variable investment options for the Contract meet these diversification requirements.

     2.  INVESTOR CONTROL.

     Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

     3.  ENTITY OWNERS.

     Where a contract is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the Contract will not be taxed as an annuity and increases in the value of the Contract over its cost basis will be subject to tax annually.

     4.  PURCHASE PAYMENTS MADE BEFORE AUGUST 14, 1982.

     If your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the Contract. Generally, withdrawals are treated as a recovery of your investment in the Contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

     5.  GENERATION-SKIPPING TRANSFERS.

     If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

                           STATE SPECIFIC VARIATIONS


     Some of the states in which the Strategic Partners Annuity One and Strategic Partners Plus variable annuity contract is currently sold (or is expected to be sold) require us to modify the Contract to adhere to certain restrictions or limitations imposed by those states. Please consult your contract for additional details.


                              FINANCIAL STATEMENTS

     The following financial statements describe the financial condition of Pruco Life as well as the Pruco Life Flexible Premium Variable Annuity Account. The Pruco Life Flexible Premium Variable Annuity Account includes subaccounts that support the Strategic Partners Annuity One and Strategic Partners Plus contract, as well as subaccounts supporting other variable annuities issued by Pruco Life.

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF NET ASSETS
December 31, 2004

                                                                             SUBACCOUNTS
                                   -------------------------------------------------------------------------------------------------
                                    PRUDENTIAL    PRUDENTIAL                  PRUDENTIAL    PRUDENTIAL                  PRUDENTIAL
                                       MONEY      DIVERSIFIED   PRUDENTIAL     FLEXIBLE    CONSERVATIVE   PRUDENTIAL    HIGH YIELD
                                      MARKET         BOND         EQUITY        MANAGED      BALANCED        VALUE         BOND
                                     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
ASSETS
  Investment in the
    portfolios, at value ........  $243,516,359  $442,816,918  $435,763,666  $ 34,089,337  $ 53,905,299  $396,997,224  $240,357,409
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Net Assets ....................  $243,516,359  $442,816,918  $435,763,666  $ 34,089,337  $ 53,905,299  $396,997,224  $240,357,409
                                   ============  ============  ============  ============  ============  ============  ============


NET ASSETS, representing:
  Accumulation units ............  $243,516,359  $442,816,918  $435,763,666  $ 34,089,337  $ 53,905,299  $396,997,224  $240,357,409
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
                                   $243,516,359  $442,816,918  $435,763,666  $ 34,089,337  $ 53,905,299  $396,997,224  $240,357,409
                                   ============  ============  ============  ============  ============  ============  ============

  Units outstanding .............   213,892,002   283,870,233   266,362,367    21,202,342    34,197,360   202,437,819   160,680,619
                                   ============  ============  ============  ============  ============  ============  ============

  Portfolio shares held .........    24,351,636    39,256,819    19,532,213     2,056,052     3,569,887    19,919,580    44,346,385
  Portfolio net asset
    value per share .............  $      10.00  $      11.28  $      22.31  $      16.58  $      15.10  $      19.93  $       5.42
  Investment in portfolio
    shares, at cost .............  $243,516,359  $436,280,549  $539,774,224  $ 36,025,444  $ 54,966,106  $407,399,242  $295,236,904


STATEMENT OF OPERATIONS
For the period ended December 31, 2004
                                                                             SUBACCOUNTS
                                   ------------------------------------------------------------------------------------------------
                                    PRUDENTIAL    PRUDENTIAL                  PRUDENTIAL    PRUDENTIAL                  PRUDENTIAL
                                       MONEY      DIVERSIFIED   PRUDENTIAL     FLEXIBLE    CONSERVATIVE   PRUDENTIAL    HIGH YIELD
                                      MARKET         BOND         EQUITY        MANAGED      BALANCED        VALUE         BOND
                                     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
INVESTMENT INCOME
  Dividend income ...............  $  2,806,571  $ 20,616,892  $  5,328,019  $    510,763  $  1,144,824  $  5,074,855  $ 17,868,934
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------


EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......     4,093,555     6,568,488     6,070,560       481,359       781,536     5,284,356     3,442,865
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET EXPENSES ....................     4,093,555     6,568,488     6,070,560       481,359       781,536     5,284,356     3,442,865
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS) ....    (1,286,984)   14,048,404      (742,541)       29,404       363,288      (209,501)   14,426,069
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................             0             0             0             0       342,596             0             0
  Realized gain (loss) on
    shares redeemed .............             0       747,430   (23,185,880)     (833,319)     (835,159)   (7,423,878)  (12,613,537)
  Net change in unrealized gain
    (loss) on investments .......             0     3,770,820    57,878,332     3,801,436     3,568,051    59,354,321    18,432,869
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET GAIN (LOSS)
  ON INVESTMENTS ................             0     4,518,250    34,692,452     2,968,117     3,075,488    51,930,443     5,819,332
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ...............  $ (1,286,984) $ 18,566,654  $ 33,949,911  $  2,997,521  $  3,438,776  $ 51,720,942  $ 20,245,401
                                   ============  ============  ============  ============  ============  ============  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A1

STATEMENT OF NET ASSETS
December 31, 2004

                                                                     SUBACCOUNTS (CONTINUED)
                                   ----------------------------------------------------------------------------------------
                                    PRUDENTIAL     PRUDENTIAL                                    PRUDENTIAL   T. ROWE PRICE
                                     NATURAL          STOCK       PRUDENTIAL     PRUDENTIAL        SMALL      INTERNATIONAL
                                     RESOURCES        INDEX         GLOBAL        JENNISON    CAPITALIZATION     STOCK
                                     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO   STOCK PORTFOLIO   PORTFOLIO
                                   -------------  -------------  -------------  -------------  -------------  -------------
ASSETS
  Investment in the
    portfolios, at value ........  $  11,783,155  $ 693,094,086  $ 128,220,805  $ 620,025,560  $ 127,910,616  $  40,478,749
                                   -------------  -------------  -------------  -------------  -------------  -------------
  Net Assets ....................  $  11,783,155  $ 693,094,086  $ 128,220,805  $ 620,025,560  $ 127,910,616  $  40,478,749
                                   =============  =============  =============  =============  =============  =============


NET ASSETS, representing:
  Accumulation units ............  $  11,783,155  $ 693,094,086  $ 128,220,805  $ 620,025,560  $ 127,910,616  $  40,478,749
                                   -------------  -------------  -------------  -------------  -------------  -------------
                                   $  11,783,155  $ 693,094,086  $ 128,220,805  $ 620,025,560  $ 127,910,616  $  40,478,749
                                   =============  =============  =============  =============  =============  =============

  Units outstanding .............      3,501,077    443,160,103     92,114,846    421,799,695     56,065,626     35,381,727
                                   =============  =============  =============  =============  =============  =============

  Portfolio shares held .........        369,610     22,150,658      7,804,066     34,180,020      5,996,747      3,011,812
  Portfolio net asset
    value per share .............  $       31.88  $       31.29  $       16.43  $       18.14  $       21.33  $       13.44
  Investment in portfolio
    shares, at cost .............  $   7,765,514  $ 720,955,106  $ 150,518,467  $ 771,618,240  $  90,792,067  $  38,477,912


STATEMENT OF OPERATIONS
For the period ended December 31, 2004
                                                                     SUBACCOUNTS (CONTINUED)
                                   -----------------------------------------------------------------------------------------
                                    PRUDENTIAL     PRUDENTIAL                                    PRUDENTIAL   T. ROWE PRICE
                                     NATURAL          STOCK       PRUDENTIAL     PRUDENTIAL        SMALL      INTERNATIONAL
                                     RESOURCES        INDEX         GLOBAL        JENNISON    CAPITALIZATION     STOCK
                                     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO   STOCK PORTFOLIO   PORTFOLIO
                                   -------------  -------------  -------------  -------------  -------------  -------------
INVESTMENT INCOME
  Dividend income ...............  $     354,450  $  10,752,427  $   1,212,991  $   2,729,479  $     680,601  $     418,454
                                   -------------  -------------  -------------  -------------  -------------  -------------


EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......        145,247      9,513,311      1,772,576      8,699,004      1,613,542        532,974
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET EXPENSES ....................        145,247      9,513,311      1,772,576      8,699,004      1,613,542        532,974
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET INVESTMENT INCOME (LOSS) ....        209,203      1,239,116       (559,585)    (5,969,525)      (932,941)      (114,520)
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................        383,998     11,234,005              0              0        437,380              0
  Realized gain (loss) on
    shares redeemed .............        437,034    (11,004,851)    (5,985,796)   (35,400,470)     2,713,790       (336,844)
  Net change in unrealized gain
    (loss) on investments .......      1,213,153     55,067,514     15,956,359     87,748,468     19,659,239      4,896,958
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET GAIN (LOSS)
  ON INVESTMENTS ................      2,034,185     55,296,668      9,970,563     52,347,998     22,810,409      4,560,114
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ...............  $   2,243,388  $  56,535,784  $   9,410,978  $  46,378,473  $  21,877,468  $   4,445,594
                                   =============  =============  =============  =============  =============  =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A2

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF NET ASSETS
December 31, 2004

                                                                             SUBACCOUNTS
                                   -------------------------------------------------------------------------------------------------
                                   T. ROWE PRICE                               AIM V.I.      AIM V.I.                   JANUS ASPEN
                                      EQUITY        OPCAP         OPCAP          CORE         PREMIER    JANUS ASPEN   INTERNATIONAL
                                       STOCK       MANAGED      SMALL CAP       EQUITY        EQUITY       GROWTH         GROWTH
                                     PORTFOLIO    PORTFOLIO     PORTFOLIO        FUND          FUND       PORTFOLIO      PORTFOLIO
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
ASSETS
  Investment in the
    portfolios, at value ........  $164,796,428  $200,148,014  $ 98,398,220  $ 87,532,610  $148,445,110  $150,008,465  $172,016,720
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Net Assets ....................  $164,796,428  $200,148,014  $ 98,398,220  $ 87,532,610  $148,445,110  $150,008,465  $172,016,720
                                   ============  ============  ============  ============  ============  ============  ============

NET ASSETS, representing:
  Accumulation units ............  $164,796,428  $200,148,014  $ 98,398,220  $ 87,532,610  $148,445,110  $150,008,465  $172,016,720
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
                                   $164,796,428  $200,148,014  $ 98,398,220  $ 87,532,610  $148,445,110  $150,008,465  $172,016,720
                                   ============  ============  ============  ============  ============  ============  ============

  Units outstanding .............    84,329,331   132,223,393    46,584,707    58,701,262   109,220,077   108,636,431    94,695,241
                                   ============  ============  ============  ============  ============  ============  ============

  Portfolio shares held .........     7,376,743     4,684,016     2,721,942     3,873,124     6,969,254     7,470,541     6,326,470
  Portfolio net asset
    value per share .............  $      22.34  $      42.73  $      36.15  $      22.60  $      21.30  $      20.08  $      27.19
  Investment in portfolio
    shares, at cost .............  $137,582,885  $193,090,273  $ 70,790,418  $ 88,938,328  $191,624,419  $197,051,265  $161,719,669


STATEMENT OF OPERATIONS
For the period ended December 31, 2004
                                                                             SUBACCOUNTS
                                   -------------------------------------------------------------------------------------------------
                                   T. ROWE PRICE                               AIM V.I.      AIM V.I.                   JANUS ASPEN
                                      EQUITY        OPCAP         OPCAP          CORE         PREMIER    JANUS ASPEN   INTERNATIONAL
                                       STOCK       MANAGED      SMALL CAP       EQUITY        EQUITY       GROWTH         GROWTH
                                     PORTFOLIO    PORTFOLIO     PORTFOLIO        FUND          FUND       PORTFOLIO      PORTFOLIO
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
INVESTMENT INCOME
  Dividend income ...............  $  2,452,039  $  3,151,485  $     44,400  $    836,376  $    675,069  $    217,480  $  1,474,216
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......     2,195,485     2,854,370     1,320,156     1,257,598     2,133,897     2,181,464     2,294,107
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET EXPENSES ....................     2,195,485     2,854,370     1,320,156     1,257,598     2,133,897     2,181,464     2,294,107
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS) ....       256,554       297,115    (1,275,756)     (421,222)   (1,458,828)   (1,963,984)     (819,891)
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................     3,598,200             0             0             0             0             0             0
  Realized gain (loss) on
    shares redeemed .............     2,025,594    (1,223,056)    2,797,853    (1,165,125)   (9,825,695)  (11,455,592)   (1,885,531)
  Net change in unrealized
    gain (loss) on investments ..    14,000,009    18,666,921    12,725,725     7,917,892    17,172,998    17,274,574    29,033,197
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET GAIN (LOSS)
  ON INVESTMENTS ................    19,623,803    17,443,865    15,523,578     6,752,767     7,347,303     5,818,982    27,147,666
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ...............  $ 19,880,357  $ 17,740,980  $ 14,247,822  $  6,331,545  $  5,888,475  $  3,854,998  $ 26,327,775
                                   ============  ============  ============  ============  ============  ============  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A3

STATEMENT OF NET ASSETS
December 31, 2004

                                                                      SUBACCOUNTS (CONTINUED)
                                   ----------------------------------------------------------------------------------------
                                                                 CREDIT SUISSE                  FRANKLIN       PRUDENTIAL
                                        MFS            MFS        TRUST GLOBAL     AMERICAN      TEMPLETON      JENNISON
                                     RESEARCH       EMERGING      POST-VENTURE    CENTURY VP     SMALL CAP     20/20 FOCUS
                                      SERIES      GROWTH SERIES       FUND        VALUE FUND       FUND         PORTFOLIO
                                   -------------  -------------  -------------  -------------  -------------  -------------
ASSETS
  Investment in the
    portfolios, at value ........  $  45,567,266  $ 126,132,586  $  24,922,230  $  63,894,449  $  60,059,761  $  62,053,175
                                   -------------  -------------  -------------  -------------  -------------  -------------
  Net Assets ....................  $  45,567,266  $ 126,132,586  $  24,922,230  $  63,894,449  $  60,059,761  $  62,053,175
                                   =============  =============  =============  =============  =============  =============

NET ASSETS, representing:
  Accumulation units ............  $  45,567,266  $ 126,132,586  $  24,922,230  $  63,894,449  $  60,059,761  $  62,053,175
                                   -------------  -------------  -------------  -------------  -------------  -------------
                                   $  45,567,266  $ 126,132,586  $  24,922,230  $  63,894,449  $  60,059,761  $  62,053,175
                                   =============  =============  =============  =============  =============  =============

  Units outstanding .............     33,162,132     98,290,772     22,246,516     34,892,219     39,929,116     51,736,138
                                   =============  =============  =============  =============  =============  =============

  Portfolio shares held .........      2,978,253      7,199,348      2,235,178      7,302,223      3,091,084      5,016,425
  Portfolio net asset
    value per share .............  $       15.30  $       17.52  $       11.15  $        8.75  $       19.43  $       12.37
  Investment in portfolio
    shares, at cost .............  $  50,792,508  $ 165,914,445  $  30,569,032  $  47,815,500  $  69,222,372  $  53,929,513


STATEMENT OF OPERATIONS
For the period ended December 31, 2004
                                                                      SUBACCOUNTS (CONTINUED)
                                   ----------------------------------------------------------------------------------------
                                                                 CREDIT SUISSE                  FRANKLIN       PRUDENTIAL
                                        MFS            MFS        TRUST GLOBAL     AMERICAN      TEMPLETON      JENNISON
                                     RESEARCH       EMERGING      POST-VENTURE    CENTURY VP     SMALL CAP     20/20 FOCUS
                                      SERIES      GROWTH SERIES       FUND        VALUE FUND       FUND         PORTFOLIO
                                   -------------  -------------  -------------  -------------  -------------  -------------
INVESTMENT INCOME
  Dividend income ...............  $     482,844  $           0  $           0  $     615,402  $           0  $      56,110
                                   -------------  -------------  -------------  -------------  -------------  -------------

EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......        620,508      1,752,490        331,029        846,323        836,019        812,707
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET EXPENSES ....................        620,508      1,752,490        331,029        846,323        836,019        812,707
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET INVESTMENT INCOME (LOSS) ....       (137,664)    (1,752,490)      (331,029)      (230,921)      (836,019)      (756,597)
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................              0              0              0        477,375              0              0
  Realized gain (loss) on
    shares redeemed .............     (1,805,880)    (9,853,050)    (1,634,491)     1,470,995     (2,314,016)       238,903
  Net change in unrealized
    gain (loss) on investments ..      7,855,279     24,893,709      5,555,729      5,676,778      8,712,213      8,409,490
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET GAIN (LOSS)
  ON INVESTMENTS ................      6,049,399     15,040,659      3,921,238      7,625,148      6,398,197      8,648,393
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ...............  $   5,911,735  $  13,288,169  $   3,590,209  $   7,394,227  $   5,562,178  $   7,891,796
                                   =============  =============  =============  =============  =============  =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A4

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF NET ASSETS
December 31, 2004

                                                                           SUBACCOUNTS
                                   -------------------------------------------------------------------------------------------------

                                                                                                                        PRUDENTIAL
                                                                             PRUDENTIAL                   PRUDENTIAL        SP
                                    PRUDENTIAL                  ALLIANCE-        SP                           SP       STATE STREET
                                    DIVERSIFIED                 BERNSTEIN     ALLIANCE      PRUDENTIAL  GOLDMAN SACHS    RESEARCH
                                   CONSERVATIVE     DAVIS        PREMIER      LARGE CAP         SP        SMALL CAP      SMALL CAP
                                      GROWTH        VALUE        GROWTH        GROWTH      DAVIS VALUE      VALUE         GROWTH
                                     PORTFOLIO       FUND       PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
ASSETS
  Investment in the
    portfolios, at value ........  $157,523,182  $ 71,510,980  $ 11,285,979  $ 53,432,712  $228,840,293  $213,280,961  $ 36,833,628
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Net Assets ....................  $157,523,182  $ 71,510,980  $ 11,285,979  $ 53,432,712  $228,840,293  $213,280,961  $ 36,833,628
                                   ============  ============  ============  ============  ============  ============  ============

NET ASSETS, representing:
  Accumulation units ............  $157,523,182  $ 71,510,980  $ 11,285,979  $ 53,432,712  $228,840,293  $213,280,961  $ 36,833,628
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
                                   $157,523,182  $ 71,510,980  $ 11,285,979  $ 53,432,712  $228,840,293  $213,280,961  $ 36,833,628
                                   ============  ============  ============  ============  ============  ============  ============

  Units outstanding .............   123,176,004    69,705,276    19,559,751    60,176,615   189,703,912   149,233,424    38,776,789
                                   ============  ============  ============  ============  ============  ============  ============

  Portfolio shares held .........    13,964,821     6,070,542       488,359     8,083,618    20,841,557    13,751,190     5,701,800
  Portfolio net asset
    value per share .............  $      11.28  $      11.78  $      23.11  $       6.61  $      10.98  $      15.51  $       6.46
  Investment in portfolio
    shares, at cost .............  $140,645,906  $ 63,082,303  $ 12,120,946  $ 51,072,316  $189,214,528  $163,975,850  $ 35,279,823


STATEMENT OF OPERATIONS
For the period ended December 31, 2004
                                                                           SUBACCOUNTS
                                   -------------------------------------------------------------------------------------------------

                                                                                                                        PRUDENTIAL
                                                                             PRUDENTIAL                   PRUDENTIAL        SP
                                    PRUDENTIAL                  ALLIANCE-        SP                           SP       STATE STREET
                                    DIVERSIFIED                 BERNSTEIN     ALLIANCE      PRUDENTIAL  GOLDMAN SACHS    RESEARCH
                                   CONSERVATIVE     DAVIS        PREMIER      LARGE CAP         SP        SMALL CAP      SMALL CAP
                                      GROWTH        VALUE        GROWTH        GROWTH      DAVIS VALUE      VALUE         GROWTH
                                     PORTFOLIO       FUND       PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
INVESTMENT INCOME
  Dividend income ...............  $  4,901,486  $    562,573  $          0  $          0  $    774,176  $    273,632  $          0
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......     2,193,595       942,891       160,651       773,798     3,135,684     2,568,853       498,386
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET EXPENSES ....................     2,193,595       942,891       160,651       773,798     3,135,684     2,568,853       498,386
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS) ....     2,707,891      (380,318)     (160,651)     (773,798)   (2,361,508)   (2,295,221)     (498,386)
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................             0             0             0             0             0        46,261             0
  Realized gain (loss) on
    shares redeemed .............     1,103,764       341,860      (474,070)      (33,528)    2,162,767     2,448,059       179,705
  Net change in unrealized gain
    (loss) on investments .......     8,271,173     7,024,593     1,345,344     3,116,094    20,923,470    30,775,432      (276,571)
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET GAIN (LOSS)
  ON INVESTMENTS ................     9,374,937     7,366,453       871,274     3,082,566    23,086,237    33,269,752       (96,866)
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ...............  $ 12,082,828  $  6,986,135  $    710,623  $  2,308,768  $ 20,724,729  $ 30,974,531  $   (595,252)
                                   ============  ============  ============  ============  ============  ============  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A5

STATEMENT OF NET ASSETS
December 31, 2004

                                                                      SUBACCOUNTS (Continued)
                                   ----------------------------------------------------------------------------------------



                                    PRUDENTIAL    PRUDENTIAL      JANUS ASPEN   PRUDENTIAL      PRUDENTIAL     PRUDENTIAL
                                        SP            SP            GROWTH          SP              SP             SP
                                    PIMCO TOTAL   PIMCO HIGH      PORTFOLIO -    LARGE CAP       AIM CORE      MFS CAPITAL
                                      RETURN         YIELD          SERVICE        VALUE          EQUITY      OPPORTUNITIES
                                     PORTFOLIO     PORTFOLIO        SHARES       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                   -------------  -------------  -------------  -------------  -------------  -------------
ASSETS
  Investment in the
    portfolios, at value ........  $ 471,428,292  $ 189,300,290  $  22,331,675  $  94,236,232  $  27,334,238  $  23,699,617
                                   -------------  -------------  -------------  -------------  -------------  -------------
  Net Assets ....................  $ 471,428,292  $ 189,300,290  $  22,331,675  $  94,236,232  $  27,334,238  $  23,699,617
                                   =============  =============  =============  =============  =============  =============

NET ASSETS, representing:
  Accumulation units ............  $ 471,428,292  $ 189,300,290  $  22,331,675  $  94,236,232  $  27,334,238  $  23,699,617
                                   -------------  -------------  -------------  -------------  -------------  -------------
                                   $ 471,428,292  $ 189,300,290  $  22,331,675  $  94,236,232  $  27,334,238  $  23,699,617
                                   =============  =============  =============  =============  =============  =============

  Units outstanding .............    403,101,649    146,925,441     26,094,846     77,840,739     28,927,452     24,771,314
                                   =============  =============  =============  =============  =============  =============

  Portfolio shares held .........     40,362,011     17,741,358      1,125,021      8,151,923      3,713,891      3,337,974
  Portfolio net asset
    value per share .............  $       11.68  $       10.67  $       19.85  $       11.56  $        7.36  $        7.10
  Investment in portfolio
    shares, at cost .............  $ 454,276,246  $ 180,357,415  $  21,435,425  $  76,252,082  $  24,406,383  $  21,072,308


STATEMENT OF OPERATIONS
For the period ended December 31, 2004
                                                                      SUBACCOUNTS (Continued)
                                   ----------------------------------------------------------------------------------------



                                    PRUDENTIAL    PRUDENTIAL      JANUS ASPEN   PRUDENTIAL      PRUDENTIAL     PRUDENTIAL
                                        SP            SP            GROWTH          SP              SP             SP
                                    PIMCO TOTAL   PIMCO HIGH      PORTFOLIO -    LARGE CAP       AIM CORE      MFS CAPITAL
                                      RETURN         YIELD          SERVICE        VALUE          EQUITY      OPPORTUNITIES
                                     PORTFOLIO     PORTFOLIO        SHARES       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                   -------------  -------------  -------------  -------------  -------------  -------------
INVESTMENT INCOME
  Dividend income ...............  $   8,665,492  $  10,881,204  $           0  $     585,377  $     105,957  $      37,884
                                   -------------  -------------  -------------  -------------  -------------  -------------

EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......      6,876,305      2,568,253        317,564      1,182,403        371,220        324,000
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET EXPENSES ....................      6,876,305      2,568,253        317,564      1,182,403        371,220        324,000
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET INVESTMENT INCOME (LOSS) ....      1,789,187      8,312,951       (317,564)      (597,026)      (265,263)      (286,116)
                                   -------------  -------------  -------------  -------------  -------------  -------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................      7,879,777      1,408,581              0              0              0              0
  Realized gain (loss) on
    shares redeemed .............      2,178,852        782,317        (50,400)     1,088,307        215,069         72,099
  Net change in unrealized gain
    (loss) on investments .......      4,291,417      1,795,469        928,071     11,548,488      1,757,822      2,394,050
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET GAIN (LOSS)
  ON INVESTMENTS ................     14,350,046      3,986,367        877,671     12,636,795      1,972,891      2,466,149
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ...............  $  16,139,233  $  12,299,318  $     560,107  $  12,039,769  $   1,707,628  $   2,180,033
                                   =============  =============  =============  =============  =============  =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A6

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF NET ASSETS
December 31, 2004

                                                                            SUBACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                    PRUDENTIAL
                                        SP                         SP        PRUDENTIAL                   PRUDENTIAL   PRUDENTIAL
                                     STRATEGIC    PRUDENTIAL   PRUDENTIAL        SP                           SP           SP
                                     PARTNERS         SP          U.S.           AIM       PRUDENTIAL    CONSERVATIVE   BALANCED
                                      FOCUSED       MID CAP     EMERGING     AGGRESSIVE        SP            ASSET        ASSET
                                      GROWTH        GROWTH       GROWTH        GROWTH      TECHNOLOGY     ALLOCATION   ALLOCATION
                                     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
ASSETS
  Investment in the
    portfolios, at value ........  $ 26,017,331  $ 92,650,289  $108,264,309  $ 24,667,404  $ 23,029,760  $432,865,872  $772,349,897
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Net Assets ....................  $ 26,017,331  $ 92,650,289  $108,264,309  $ 24,667,404  $ 23,029,760  $432,865,872  $772,349,897
                                   ============  ============  ============  ============  ============  ============  ============

NET ASSETS, representing:
  Accumulation units ............  $ 26,017,331  $ 92,650,289  $108,264,309  $ 24,667,404  $ 23,029,760  $432,865,872  $772,349,897
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
                                   $ 26,017,331  $ 92,650,289  $108,264,309  $ 24,667,404  $ 23,029,760  $432,865,872  $772,349,897
                                   ============  ============  ============  ============  ============  ============  ============

  Units outstanding .............    28,429,602    95,142,820    93,664,569    23,873,964    28,765,015   368,692,494   636,614,087
                                   ============  ============  ============  ============  ============  ============  ============

  Portfolio shares held .........     3,716,762    13,525,590    13,415,652     3,397,714     4,828,042    38,648,739    72,657,563
  Portfolio net asset
    value per share .............  $       7.00  $       6.85  $       8.07  $       7.26  $       4.77  $      11.20  $      10.63
  Investment in portfolio
    shares, at cost .............  $ 23,222,988  $ 78,219,096  $ 87,057,512  $ 21,340,893  $ 23,350,414  $387,557,715  $670,754,264


STATEMENT OF OPERATIONS
For the period ended December 31, 2004
                                                                            SUBACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                    PRUDENTIAL
                                        SP                         SP        PRUDENTIAL                   PRUDENTIAL   PRUDENTIAL
                                     STRATEGIC    PRUDENTIAL   PRUDENTIAL        SP                           SP           SP
                                     PARTNERS         SP          U.S.           AIM       PRUDENTIAL    CONSERVATIVE   BALANCED
                                      FOCUSED       MID CAP     EMERGING     AGGRESSIVE        SP            ASSET        ASSET
                                      GROWTH        GROWTH       GROWTH        GROWTH      TECHNOLOGY     ALLOCATION   ALLOCATION
                                     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
INVESTMENT INCOME
  Dividend income ...............  $          0  $          0  $          0  $          0  $          0  $  4,636,832  $  4,460,435
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......       354,283     1,072,575     1,345,187       325,603       322,980     5,557,899     9,615,927
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET EXPENSES ....................       354,283     1,072,575     1,345,187       325,603       322,980     5,557,899     9,615,927
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS) ....      (354,283)   (1,072,575)   (1,345,187)     (325,603)     (322,980)     (921,067)   (5,155,492)
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................             0             0        21,451             0             0       900,205       391,558
  Realized gain (loss) on
    shares redeemed .............       144,784       560,450     1,084,163       285,353      (165,873)    2,787,086     3,905,465
  Net change in unrealized gain
    (loss) on investments .......     2,332,408    13,028,125    16,674,090     2,203,673       228,386    24,224,330    61,620,530
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET GAIN (LOSS)
  ON INVESTMENTS ................     2,477,192    13,588,575    17,779,704     2,489,026        62,513    27,911,621    65,917,553
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ....................  $  2,122,909  $ 12,516,000  $ 16,434,517  $  2,163,423  $   (260,467) $ 26,990,554  $ 60,762,061
                                   ============  ============  ============  ============  ============  ============  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A7

STATEMENT OF NET ASSETS
December 31, 2004

                                                                    SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------

                                                   PRUDENTIAL     PRUDENTIAL     PRUDENTIAL
                                    PRUDENTIAL         SP             SP             SP
                                        SP         AGGRESSIVE    WILLIAM BLAIR       LSV
                                   GROWTH ASSET   GROWTH ASSET   INTERNATIONAL  INTERNATIONAL   EVERGREEN VA   EVERGREEN VA
                                    ALLOCATION     ALLOCATION       GROWTH          VALUE        FOUNDATION       GROWTH
                                     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO         FUND           FUND
                                   -------------  -------------  -------------  -------------  -------------  -------------
ASSETS
  Investment in the
    portfolios, at value ........  $ 597,023,484  $ 117,544,427  $  63,261,709  $  64,334,635  $   1,553,759  $   1,535,720
                                   -------------  -------------  -------------  -------------  -------------  -------------
  Net Assets ....................  $ 597,023,484  $ 117,544,427  $  63,261,709  $  64,334,635  $   1,553,759  $   1,535,720
                                   =============  =============  =============  =============  =============  =============

NET ASSETS, representing:
  Accumulation units ............  $ 597,023,484  $ 117,544,427  $  63,261,709  $  64,334,635  $   1,553,759  $   1,535,720
                                   -------------  -------------  -------------  -------------  -------------  -------------
                                   $ 597,023,484  $ 117,544,427  $  63,261,709  $  64,334,635  $   1,553,759  $   1,535,720
                                   =============  =============  =============  =============  =============  =============

  Units outstanding .............    477,746,127     92,088,746     58,452,618     56,154,796      1,325,909      1,019,764
                                   =============  =============  =============  =============  =============  =============

  Portfolio shares held .........     60,920,764     13,089,580      9,235,286      7,277,674        113,083        111,284
  Portfolio net asset
    value per share .............  $        9.80  $        8.98  $        6.85  $        8.84  $       13.74  $       13.80
  Investment in portfolio
    shares, at cost .............  $ 508,748,456  $  99,747,330  $  52,543,185  $  52,500,801  $   1,441,502  $   1,299,165


STATEMENT OF OPERATIONS
For the period ended December 31, 2004
                                                                    SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------

                                                   PRUDENTIAL     PRUDENTIAL     PRUDENTIAL
                                    PRUDENTIAL         SP             SP             SP
                                        SP         AGGRESSIVE    WILLIAM BLAIR       LSV
                                   GROWTH ASSET   GROWTH ASSET   INTERNATIONAL  INTERNATIONAL   EVERGREEN VA   EVERGREEN VA
                                    ALLOCATION     ALLOCATION       GROWTH          VALUE        FOUNDATION       GROWTH
                                     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO         FUND           FUND
                                   -------------  -------------  -------------  -------------  -------------  -------------
INVESTMENT INCOME
  Dividend income ...............  $   1,763,086  $      40,454  $      85,786  $     225,205  $      13,616  $           0
                                   -------------  -------------  -------------  -------------  -------------  -------------

EXPENSES
  Charges to contract owners
    for assuming mortality
    risk and expense risk
    and for administration ......      7,257,170      1,322,783        723,925        844,048         27,483         23,213
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET EXPENSES ....................      7,257,170      1,322,783        723,925        844,048         27,483         23,213
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET INVESTMENT INCOME (LOSS) ....     (5,494,084)    (1,282,329)      (638,139)      (618,843)       (13,867)       (23,213)
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions
    received ....................              0              0              0              0              0              0
  Realized gain (loss) on
    shares redeemed .............      2,852,616        779,686        881,262        700,197         19,955         16,233
  Net change in unrealized gain
    (loss) on investments .......     57,245,689     12,308,390      7,035,383      7,598,943         59,638        161,078
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET GAIN (LOSS)
  ON INVESTMENTS ................     60,098,305     13,088,076      7,916,645      8,299,140         79,593        177,311
                                   -------------  -------------  -------------  -------------  -------------  -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ....................  $  54,604,221  $  11,805,747  $   7,278,506  $   7,680,297  $      65,726  $     154,098
                                   =============  =============  =============  =============  =============  =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A8

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF NET ASSETS
December 31, 2004

                                                                                            SUBACCOUNTS
                                                         ---------------------------------------------------------------------------
                                                                                         EVERGREEN VA    EVERGREEN VA
                                                         EVERGREEN VA    EVERGREEN VA    INTERNATIONAL    GROWTH AND
                                                            OMEGA       SPECIAL VALUES      EQUITY          INCOME      EVERGREEN VA
                                                             FUND            FUND            FUND            FUND           FUND
                                                         ------------   --------------   -------------   -------------  ------------
ASSETS
  Investment in the portfolios, at value ...........      $3,469,436      $3,833,004      $1,062,294      $2,975,543     $1,207,513
                                                          ----------      ----------      ----------      ----------     ----------
  Net Assets .......................................      $3,469,436      $3,833,004      $1,062,294      $2,975,543     $1,207,513
                                                          ==========      ==========      ==========      ==========     ==========

NET ASSETS, representing:
  Accumulation units ...............................      $3,469,436      $3,833,004      $1,062,294      $2,975,543     $1,207,513
                                                          ----------      ----------      ----------      ----------     ----------
                                                          $3,469,436      $3,833,004      $1,062,294      $2,975,543     $1,207,513
                                                          ==========      ==========      ==========      ==========     ==========

  Units outstanding ................................       2,483,750       2,603,188          86,839         266,436        109,596
                                                          ==========      ==========      ==========      ==========     ==========

  Portfolio shares held ............................         214,163         235,009          84,175         179,683         92,957
  Portfolio net asset value per share ..............      $    16.20      $    16.31      $    12.62      $    16.56     $    12.99
  Investment in portfolio shares, at cost ..........      $3,071,328      $3,165,670      $  921,837      $2,755,756     $1,086,652


STATEMENT OF OPERATIONS
For the period ended December 31, 2004

                                                                                            SUBACCOUNTS
                                                         ---------------------------------------------------------------------------
                                                                                         EVERGREEN VA    EVERGREEN VA
                                                         EVERGREEN VA    EVERGREEN VA    INTERNATIONAL    GROWTH AND
                                                            OMEGA       SPECIAL VALUES      EQUITY          INCOME      EVERGREEN VA
                                                             FUND            FUND            FUND            FUND           FUND
                                                         ------------   --------------   -------------   -------------  ------------
INVESTMENT INCOME
  Dividend income ..................................      $        0      $   34,739      $   10,387      $   32,321     $    2,463
                                                          ----------      ----------      ----------      ----------     ----------

EXPENSES
  Charges to contract owners for assuming mortality
     risk and expense risk and for administration ..          52,912          50,867          11,062          31,582         19,653
                                                          ----------      ----------      ----------      ----------     ----------

NET EXPENSES .......................................          52,912          50,867          11,062          31,582         19,653
                                                          ----------      ----------      ----------      ----------     ----------

NET INVESTMENT INCOME (LOSS) .......................         (52,912)        (16,128)           (675)            739        (17,190)
                                                          ----------      ----------      ----------      ----------     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Capital gains distributions received .............               0          28,232               0               0              0
  Realized gain (loss) on shares redeemed ..........          74,967          56,897           2,016           5,637          8,718
  Net change in unrealized gain (loss) on investments        169,806         480,340         128,299         190,372         79,917
                                                          ----------      ----------      ----------      ----------     ----------

NET GAIN (LOSS) ON INVESTMENTS .....................         244,773         565,469         130,315         196,009         88,635
                                                          ----------      ----------      ----------      ----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .......................      $  191,861      $  549,341      $  129,640      $  196,748     $   71,445
                                                          ==========      ==========      ==========      ==========     ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A9

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                               SUBACCOUNTS
                                ----------------------------------------------------------------------------------------------------
                                                                                                                       PRUDENTIAL
                                                                                                                        FLEXIBLE
                                  PRUDENTIAL MONEY MARKET   PRUDENTIAL DIVERSIFIED BOND                                  MANAGED
                                         PORTFOLIO                   PORTFOLIO           PRUDENTIAL EQUITY PORTFOLIO    PORTFOLIO
                                ---------------------------  --------------------------  ---------------------------   ------------
                                 01/01/2004    01/01/2003     01/01/2004    01/01/2003    01/01/2004     01/01/2003     01/01/2004
                                     TO            TO             TO            TO            TO             TO             TO
                                 12/31/2004    12/31/2003     12/31/2004    12/31/2003    12/31/2004     12/31/2003     12/31/2004
                                ------------  -------------  ------------  ------------  ------------   ------------   ------------
OPERATIONS
  Net investment income (loss)  $ (1,286,984) $  (2,426,219) $ 14,048,404  $ 14,020,816  $   (742,541)  $ (1,564,458)  $    29,404
  Capital gains distributions
    received ...................           0              0             0             0             0              0             0
  Realized gain (loss) on
    shares redeemed ............           0              0       747,430      (237,165)  (23,185,880)   (42,404,407)     (833,319)
  Net change in unrealized
    gain (loss) on investments             0              0     3,770,820    17,949,861    57,878,332    144,894,393     3,801,436
                                ------------  -------------  ------------  ------------  ------------   ------------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ............    (1,286,984)    (2,426,219)   18,566,654    31,733,512    33,949,911    100,925,528     2,997,521
                                ------------  -------------  ------------  ------------  ------------   ------------   -----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..  45,997,417     70,539,867     1,900,640     1,880,472    19,296,942     14,830,312       168,510
  Surrenders, withdrawals and
    death benefits ...........   (68,756,681)  (118,482,202)  (66,835,749)  (70,877,135)  (52,145,804)   (42,371,036)   (5,709,740)
  Net transfers between
    other subaccounts
    or fixed rate option .....   (56,343,094)  (117,454,213)  (17,469,522)  (23,386,929)   (3,394,283)    (6,228,929)       48,963
  Withdrawal and other charges      (141,857)      (311,980)     (191,414)     (239,955)     (237,351)      (206,428)            0
                                ------------  -------------  ------------  ------------  ------------   ------------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........   (79,244,215)  (165,708,528)  (82,596,045)  (92,623,547)  (36,480,496)   (33,976,081)   (5,492,267)
                                ------------  -------------  ------------  ------------  ------------   ------------   -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............   (80,531,199)  (168,134,747)  (64,029,391)  (60,890,035)   (2,530,585)    66,949,447    (2,494,746)

NET ASSETS
  Beginning of period ........   324,047,558    492,182,305   506,846,309   567,736,344   438,294,251    371,344,804    36,584,083
                                ------------  -------------  ------------  ------------  ------------   ------------   -----------
  End of period ..............  $243,516,359  $ 324,047,558  $442,816,918  $506,846,309  $435,763,666   $438,294,251   $34,089,337
                                ============  =============  ============  ============  ============   ============   ===========

Beginning units ..............   279,424,784    416,179,436   338,318,703   401,632,903   285,436,115    308,350,995    24,848,759
                                ------------  -------------  ------------  ------------  ------------   ------------   -----------
  Units issued ...............   172,655,649    174,520,665    17,336,056     2,441,855    33,577,225     21,780,743       608,773
  Units redeemed .............  (238,188,431)  (311,275,317)  (71,784,526)  (65,756,055)  (52,650,973)   (44,695,623)   (4,255,190)
                                ------------  -------------  ------------  ------------  ------------   ------------   -----------
  Ending units ...............   213,892,002    279,424,784   283,870,233   338,318,703   266,362,367    285,436,115    21,202,342
                                ============  =============  ============  ============  ============   ============   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A10

                                                                           SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------
                                PRUDENTIAL
                                 FLEXIBLE
                                  MANAGED     PRUDENTIAL CONSERVATIVE          PRUDENTIAL VALUE            PRUDENTIAL HIGH YIELD
                                 PORTFOLIO      BALANCED PORTFOLIO                 PORTFOLIO                   BOND PORTFOLIO
                                ----------   -------------------------    --------------------------    ----------------------------
                                01/01/2003    01/01/2004    01/01/2003     01/01/2004     01/01/2003     01/01/2004     01/01/2003
                                     TO            TO            TO             TO             TO             TO             TO
                                12/31/2003    12/31/2004    12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003
                                -----------  ------------  ------------   ------------   ------------   ------------   ------------
OPERATIONS
  Net investment income (loss)  $   244,900  $    363,288  $    847,993   $   (209,501)  $    514,248   $ 14,426,069   $ 17,206,683
  Capital gains distributions
    received ...................          0       342,596             0              0              0              0              0
  Realized gain (loss) on
    shares redeemed ............ (2,653,875)     (835,159)   (2,866,000)    (7,423,878)   (22,912,670)   (12,613,537)   (13,345,333)
  Net change in unrealized
    gain (loss) on investments    9,338,500     3,568,051    11,461,149     59,354,321     98,352,962     18,432,869     47,476,044
                                -----------  ------------  ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ............    6,929,525     3,438,776     9,443,142     51,720,942     75,954,540     20,245,401     51,337,394
                                -----------  ------------  ------------   ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..     81,614       195,297       149,238     21,394,102     13,516,145      1,290,827        925,867
  Surrenders, withdrawals and
    death benefits ...........   (5,890,823)  (10,465,932)  (12,025,674)   (45,280,446)   (35,242,872)   (40,671,073)   (30,138,020)
  Net transfers between
    other subaccounts
    or fixed rate option .....     (908,052)       94,020    (1,044,946)     6,678,528     (6,866,726)    (1,936,786)     6,980,881
  Withdrawal and other charges            0             0             0       (204,587)      (170,295)      (103,171)      (119,297)
                                -----------  ------------  ------------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........   (6,717,261)  (10,176,615)  (12,921,382)   (17,412,403)   (28,763,748)   (41,420,203)   (22,350,569)
                                -----------  ------------  ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............      212,264    (6,737,839)   (3,478,240)    34,308,539     47,190,792    (21,174,802)    28,986,825

NET ASSETS
  Beginning of period ........   36,371,819    60,643,138    64,121,378    362,688,685    315,497,893    261,532,211    232,545,386
                                -----------  ------------  ------------   ------------   ------------   ------------   ------------
  End of period ..............  $36,584,083  $ 53,905,299  $ 60,643,138   $396,997,224   $362,688,685   $240,357,409   $261,532,211
                                ===========  ============  ============   ============   ============   ============   ============

Beginning units ..............   30,154,303    40,989,495    50,764,281    201,620,943    213,942,267    190,159,605    208,477,010
                                -----------  ------------  ------------   ------------   ------------   ------------   ------------
  Units issued ...............      479,995     1,064,766       332,935     40,368,726     19,103,882     13,975,421      7,321,552
  Units redeemed .............   (5,785,539)   (7,856,901)  (10,107,721)   (39,551,850)   (31,425,206)   (43,454,407)   (25,638,957)
                                -----------  ------------  ------------   ------------   ------------   ------------   ------------
  Ending units ...............   24,848,759    34,197,360    40,989,495    202,437,819    201,620,943    160,680,619    190,159,605
                                ===========  ============  ============   ============   ============   ============   ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A11

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                              SUBACCOUNTS
                                ---------------------------------------------------------------------------------------------------
                                                                                                                        PRUDENTIAL
                               PRUDENTIAL NATURAL RESOURCES   PRUDENTIAL STOCK INDEX                                     JENNISON
                                         PORTFOLIO                   PORTFOLIO           PRUDENTIAL GLOBAL PORTFOLIO     PORTFOLIO
                                -------------------------    -------------------------    -------------------------    ------------
                                 01/01/2004    01/01/2003    01/01/2004     01/01/2003     01/01/2004    01/01/2003     01/01/2004
                                     TO            TO            TO             TO             TO            TO             TO
                                 12/31/2004    12/31/2003    12/31/2004     12/31/2003     12/31/2004    12/31/2003     12/31/2004
                                ------------  ------------  -------------  -------------  ------------  ------------   ------------
OPERATIONS
  Net investment income (loss)  $    209,203  $    247,243  $   1,239,116  $     348,725  $   (559,585) $ (1,068,766)  $ (5,969,525)
  Capital gains distributions
    received ...................     383,998       567,515     11,234,005     18,501,483             0             0              0
  Realized gain (loss) on
    shares redeemed ............     437,034       267,552    (11,004,851)   (24,938,968)   (5,985,796)   (8,258,511)   (35,400,470)
  Net change in unrealized
    gain (loss) on investments .   1,213,153     1,740,702     55,067,514    135,805,091    15,956,359    38,078,242     87,748,468
                                ------------  ------------  -------------  -------------  ------------  ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............   2,243,388     2,823,012     56,535,784    129,716,331     9,410,978    28,750,965     46,378,473
                                ------------  ------------  -------------  -------------  ------------  ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..      65,588        20,490     48,477,770     48,655,572     9,100,882     8,571,078     25,284,851
  Surrenders, withdrawals and
    death benefits .............  (1,385,296)   (1,596,940)   (70,056,973)   (52,040,504)  (12,485,939)   (9,640,849)   (64,278,748)
  Net transfers between
    other subaccounts
    or fixed rate option .......     789,110         7,276     13,236,484     13,277,638       366,903     3,501,856    (13,987,368)
  Withdrawal and other charges .           0             0       (468,263)      (310,951)      (84,867)      (53,591)      (432,881)
                                ------------  ------------  -------------  -------------  ------------  ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........      (530,598)   (1,569,174)    (8,810,982)     9,581,755    (3,103,021)    2,378,494    (53,414,146)
                                ------------  ------------  -------------  -------------  ------------  ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............     1,712,790     1,253,838     47,724,802    139,298,086     6,307,957    31,129,459     (7,035,673)

NET ASSETS
  Beginning of period ........    10,070,365     8,816,527    645,369,284    506,071,198   121,912,848    90,783,389    627,061,233
                                ------------  ------------  -------------  -------------  ------------  ------------   ------------
  End of period ..............  $ 11,783,155  $ 10,070,365  $ 693,094,086  $ 645,369,284  $128,220,805  $121,912,848   $620,025,560
                                ============  ============  =============  =============  ============  ============   ============

Beginning units ..............     3,693,730     4,432,888    434,431,502    410,343,936    93,158,486    89,622,369    453,187,148
                                ------------  ------------  -------------  -------------  ------------  ------------   ------------
  Units issued ...............       545,780       426,382    110,943,851     96,896,629    19,750,226    64,581,991     48,161,532
  Units redeemed .............      (738,433)   (1,165,540)  (102,215,250)   (72,809,063)  (20,793,866)  (61,045,874)   (79,548,985)
                                ------------  ------------  -------------  -------------  ------------  ------------   ------------
  Ending units ...............     3,501,077     3,693,730    443,160,103    434,431,502    92,114,846    93,158,486    421,799,695
                                ============  ============  =============  =============  ============  ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A12

                                                                             SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------
                                 PRUDENTIAL        PRUDENTIAL SMALL               T. ROWE PRICE
                                  JENNISON          CAPITALIZATION                INTERNATIONAL            T. ROWE PRICE EQUITY
                                  PORTFOLIO         STOCK PORTFOLIO               STOCK PORTFOLIO             STOCK PORTFOLIO
                                ------------  ---------------------------   -------------------------   ----------------------------
                                 01/01/2003    01/01/2004     01/01/2003     01/01/2004    01/01/2003    01/01/2004     01/01/2003
                                     TO            TO             TO             TO            TO            TO             TO
                                 12/31/2003    12/31/2004     12/31/2003     12/31/2004    12/31/2003    12/31/2004     12/31/2003
                                ------------  ------------   ------------   -----------   -----------   ------------   ------------
OPERATIONS
  Net investment income (loss)  $ (6,360,485) $   (932,941)  $   (895,644)  $  (114,520)  $   (35,555)  $    256,554   $    425,062
  Capital gains distributions
    received ...................           0       437,380        640,409             0        31,884      3,598,200              0
  Realized gain (loss) on
    shares redeemed ............ (57,717,101)    2,713,790     (1,457,812)     (336,844)   (2,968,105)     2,025,594     (1,367,634)
  Net change in unrealized
    gain (loss) on investments . 201,841,585    19,659,239     32,045,089     4,896,958    11,590,654     14,000,009     31,722,145
                                ------------  ------------   ------------   -----------   -----------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS .............. 137,763,999    21,877,468     30,332,042     4,445,594     8,618,878     19,880,357     30,779,573
                                ------------  ------------   ------------   -----------   -----------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..  27,587,525       485,930        309,833       154,332       127,350        455,677        368,828
  Surrenders, withdrawals and
    death benefits ............. (53,762,802)  (14,105,923)   (10,971,124)   (4,591,740)   (2,880,827)   (18,247,464)   (14,917,073)
  Net transfers between
    other subaccounts
    or fixed rate option .......  (5,736,215)    6,937,170     (1,434,545)    1,806,337     1,352,040      4,715,183      1,495,801
  Withdrawal and other charges .    (368,067)      (41,317)       (42,150)      (15,985)      (16,745)       (64,565)       (71,842)
                                ------------  ------------   ------------   -----------   -----------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........   (32,279,559)   (6,724,140)   (12,137,986)   (2,647,056)   (1,418,182)   (13,141,169)   (13,124,286)
                                ------------  ------------   ------------   -----------   -----------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............   105,484,440    15,153,328     18,194,056     1,798,538     7,200,696      6,739,188     17,655,287

NET ASSETS
  Beginning of period ........   521,576,793   112,757,288     94,563,232    38,680,211    31,479,515    158,057,240    140,401,953
                                ------------  ------------   ------------   -----------   -----------   ------------   ------------
  End of period ..............  $627,061,233  $127,910,616   $112,757,288   $40,478,749   $38,680,211   $164,796,428   $158,057,240
                                ============  ============   ============   ===========   ===========   ============   ============

Beginning units ..............   470,005,008    59,374,221     67,804,184    37,910,468    39,723,206     91,613,951    100,665,386
                                ------------  ------------   ------------   -----------   -----------   ------------   ------------
  Units issued ...............    47,085,127     9,580,801      2,250,238     8,654,904     8,052,798      9,406,190      1,673,437
  Units redeemed .............   (63,902,987)  (12,889,396)   (10,680,201)   11,183,645)   (9,865,536)   (16,690,810)   (10,724,872)
  Ending units ...............  ------------  ------------   ------------   -----------   -----------   ------------   ------------
                                 453,187,148    56,065,626     59,374,221    35,381,727    37,910,468     84,329,331     91,613,951
                                ============  ============   ============   ===========   ===========   ============   ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A13

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                              SUBACCOUNTS
                                ---------------------------------------------------------------------------------------------------
                                                                                                                        AIM V.I.
                                                                                                                        PREMIER
                                 OPCAP MANAGED PORTFOLIO    OPCAP SMALL CAP PORTFOLIO     AIM V.I. CORE EQUITY FUND    EQUITY FUND
                                --------------------------  --------------------------   ---------------------------   ------------
                                 01/01/2004    01/01/2003    01/01/2004    01/01/2003     01/01/2004     01/01/2003     01/01/2004
                                     TO            TO            TO            TO             TO             TO             TO
                                 12/31/2004    12/31/2003    12/31/2004    12/31/2003     12/31/2004     12/31/2003     12/31/2004
                                ------------  ------------  ------------  ------------   ------------   ------------   ------------
OPERATIONS
  Net investment income (loss)  $    297,115  $    960,311  $ (1,275,756) $ (1,071,247)  $   (421,222)  $   (363,713)  $ (1,458,828)
  Capital gains distributions
    received ...................           0             0             0             0              0              0              0
  Realized gain (loss) on
    shares redeemed ............  (1,223,056)   (7,839,163)    2,797,853    (1,749,826)    (1,165,125)    (4,259,321)    (9,825,695)
  Net change in unrealized
    gain (loss) on investments .  18,666,921    44,264,469    12,725,725    30,218,556      7,917,892     22,987,374     17,172,998
                                ------------  ------------  ------------  ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............  17,740,980    37,385,617    14,247,822    27,397,483      6,331,545     18,364,340      5,888,475
                                ------------  ------------  ------------  ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..     706,195       494,802       362,801       233,369        235,647        224,292        409,935
  Surrenders, withdrawals and
    death benefits ............. (28,438,327)  (23,464,533)  (11,935,602)   (7,772,055)   (11,624,595)    (9,037,324)   (17,254,921)
  Net transfers between
    other subaccounts
    or fixed rate option .......  (5,628,650)   (9,798,917)      893,099    (1,980,459)    (3,416,782)    (4,698,099)    (7,860,893)
  Withdrawal and other charges .    (106,546)     (125,005)      (38,549)      (40,174)       (46,484)       (54,471)       (85,972)
                                ------------  ------------  ------------  ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........   (33,467,328)  (32,893,653)  (10,718,251)   (9,559,319)   (14,852,214)   (13,565,602)   (24,791,851)
                                ------------  ------------  ------------  ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............   (15,726,348)    4,491,964     3,529,571    17,838,164     (8,520,669)     4,798,738    (18,903,376)

NET ASSETS
  Beginning of period ........
                                 215,874,362   211,382,398    94,868,649    77,030,485     96,053,279     91,254,541    167,348,486
  End of period ..............  ------------  ------------  ------------  ------------   ------------   ------------   ------------
                                $200,148,014  $215,874,362  $ 98,398,220  $ 94,868,649   $ 87,532,610   $ 96,053,279   $148,445,110
                                ============  ============  ============  ============   ============   ============   ============
Beginning units ..............
                                 155,779,916   183,136,514    52,211,438    59,642,517     69,192,674     80,527,271    128,354,897
  Units issued ...............  ------------  ------------  ------------  ------------   ------------   ------------   ------------
  Units redeemed .............     3,004,273     1,028,639     5,630,108     1,564,245      2,238,606        156,676      3,084,853
                                 (26,560,796)  (28,385,237)  (11,256,839)   (8,995,324)   (12,730,018)   (11,491,273)   (22,219,673)
  Ending units ...............  ------------  ------------  ------------  ------------   ------------   ------------   ------------
                                 132,223,393   155,779,916    46,584,707    52,211,438     58,701,262     69,192,674    109,220,077
                                ============  ============  ============  ============   ============   ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A14

                                                                        SUBACCOUNTS (CONTINUED)
                                ----------------------------------------------------------------------------------------------------
                                 AIM V.I.                                          JANUS ASPEN
                                 PREMIER                                       INTERNATIONAL GROWTH
                                EQUITY FUND   JANUS ASPEN GROWTH PORTFOLIO          PORTFOLIO                MFS RESEARCH SERIES
                                ------------  ---------------------------   ---------------------------   -------------------------
                                 01/01/2003    01/01/2004     01/01/2003     01/01/2004     01/01/2003     01/01/2004    01/01/2003
                                     TO            TO             TO             TO             TO             TO            TO
                                 12/31/2003    12/31/2004     12/31/2003     12/31/2004     12/31/2003     12/31/2004    12/31/2003
                                ------------  ------------   ------------   ------------   ------------   -----------   -----------
OPERATIONS
  Net investment income (loss)  $ (1,714,666) $ (1,963,984)  $ (2,084,713)  $   (819,891)  $   (265,534)  $  (137,664)  $  (312,264)
  Capital gains distributions
    received ...................           0             0              0              0              0             0             0
  Realized gain (loss) on
    shares redeemed ............ (15,796,175)  (11,455,592)   (18,997,948)    (1,885,531)   (13,417,932)   (1,805,880)   (3,724,467)
  Net change in unrealized
    gain (loss) on investments .  50,505,121    17,274,574     62,968,518     29,033,197     57,934,465     7,855,279    13,038,039
                                ------------  ------------   ------------   ------------   ------------   -----------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............  32,994,280     3,854,998     41,885,857     26,327,775     44,250,999     5,911,735     9,001,308
                                ------------  ------------   ------------   ------------   ------------   -----------   -----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..     487,128       845,675        538,639        557,130        355,476       163,043       106,942
  Surrenders, withdrawals and
    death benefits ............. (14,847,001)  (17,111,527)   (14,931,752)   (18,850,156)   (13,796,651)   (5,203,800)   (4,431,870)
  Net transfers between
    other subaccounts
    or fixed rate option .......  (9,823,357)  (10,415,508)   (11,963,537)    (7,905,025)   (13,921,304)   (1,669,375)   (2,251,309)
  Withdrawal and other charges .    (103,009)      (94,888)      (113,249)       (86,410)       (94,601)      (22,650)      (26,685)
                                ------------  ------------   ------------   ------------   ------------   -----------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........   (24,286,239)  (26,776,248)   (26,469,899)   (26,284,461)   (27,457,080)   (6,732,782)   (6,602,922)
                                ------------  ------------   ------------   ------------   ------------   -----------   -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............     8,708,041   (22,921,250)    15,415,958         43,314     16,793,919      (821,047)    2,398,386

NET ASSETS
  Beginning of period ........
                                 158,640,445   172,929,715    157,513,757    171,973,406    155,179,487    46,388,313    43,989,927
  End of period ..............  ------------  ------------   ------------   ------------   ------------   -----------   -----------
                                $167,348,486  $150,008,465   $172,929,715   $172,016,720   $171,973,406   $45,567,266   $46,388,313
                                ============  ============   ============   ============   ============   ===========   ===========
Beginning units ..............
                                 149,964,852   128,974,495    152,436,090    110,936,087    133,116,878    38,554,399    44,963,479
  Units issued ...............  ------------  ------------   ------------   ------------   ------------   -----------   -----------
  Units redeemed .............       260,773     4,153,677        434,455      5,428,280      3,693,292     1,416,260       246,451
                                 (21,870,728)  (24,491,741)   (23,896,050)   (21,669,126)   (25,874,083)   (6,808,527)   (6,655,531)
  Ending units ...............  ------------  ------------   ------------   ------------   ------------   -----------   -----------
                                 128,354,897   108,636,431    128,974,495     94,695,241    110,936,087    33,162,132    38,554,399
                                ============  ============   ============   ============   ============   ===========   ===========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A15

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                               SUBACCOUNTS
                                ----------------------------------------------------------------------------------------------------
                                                                                                                       FRANKLIN
                                                              CREDIT SUISSE TRUST GLOBAL     AMERICAN CENTURY          TEMPLETON
                                MFS EMERGING GROWTH SERIES        POST-VENTURE FUND            VP VALUE FUND         SMALL CAP FUND
                                ---------------------------   -------------------------   -------------------------   ------------
                                 01/01/2004     01/01/2003    01/01/2004    01/01/2003    01/01/2004    01/01/2003     01/01/2004
                                     TO             TO            TO            TO            TO            TO             TO
                                 12/31/2004     12/31/2003    12/31/2004    12/31/2003    12/31/2004    12/31/2003     12/31/2004
                                ------------   ------------   -----------   -----------   -----------   -----------   ------------
OPERATIONS
  Net investment income (loss)  $ (1,752,490)  $ (1,726,058)  $  (331,029)  $  (278,287)  $  (230,921)  $  (162,166)  $   (836,019)
  Capital gains distributions
    received ...................           0              0             0             0       477,375             0              0
  Realized gain (loss) on
    shares redeemed ............  (9,853,050)   (16,540,910)   (1,634,491)   (3,068,105)    1,470,995       (97,548)    (2,314,016)
  Net change in unrealized
    gain (loss) on investments .  24,893,709     49,012,784     5,555,729    10,968,357     5,676,778    13,449,654      8,712,213
                                ------------   ------------   -----------   -----------   -----------   -----------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............  13,288,169     30,745,816     3,590,209     7,621,965     7,394,227    13,189,940      5,562,178
                                ------------   ------------   -----------   -----------   -----------   -----------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..     497,238        386,129        89,253        49,559       220,373       205,115        202,883
  Surrenders, withdrawals and
    death benefits ............. (14,336,081)   (11,757,961)   (2,799,786)   (1,979,424)   (6,846,150)   (4,949,885)    (6,128,194)
  Net transfers between
    other subaccounts
    or fixed rate option .......  (6,187,855)    (5,531,228)      242,561      (111,419)    2,502,420    (1,662,511)    (1,839,082)
  Withdrawal and other charges .     (76,414)       (89,448)      (12,594)      (12,654)      (24,268)      (26,400)       (32,261)
                                ------------   ------------   -----------   -----------   -----------   -----------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........   (20,103,112)   (16,992,508)   (2,480,566)   (2,053,938)   (4,147,625)   (6,433,681)    (7,796,654)
                                ------------   ------------   -----------   -----------   -----------   -----------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............    (6,814,943)    13,753,308     1,109,643     5,568,027     3,246,602     6,756,259     (2,234,476)

NET ASSETS
  Beginning of period ........   132,947,529    119,194,221    23,812,587    18,244,560    60,647,847    53,891,588     62,294,237
                                ------------   ------------   -----------   -----------   -----------   -----------   ------------
  End of period ..............  $126,132,586   $132,947,529   $24,922,230   $23,812,587   $63,894,449   $60,647,847   $ 60,059,761
                                ============   ============   ===========   ===========   ===========   ===========   ============

Beginning units ..............   115,436,823    132,890,601    24,729,695    27,585,158    37,345,849    42,190,169     45,499,046
                                ------------   ------------   -----------   -----------   -----------   -----------   ------------
  Units issued ...............     4,619,328      2,839,423     3,743,882     1,341,948     5,062,341     1,245,862      2,838,426
  Units redeemed .............   (21,765,379)   (20,293,201)   (6,227,061)   (4,197,411)   (7,515,971)   (6,090,182)    (8,408,356)
                                ------------   ------------   -----------   -----------   -----------   -----------   ------------
  Ending units ...............    98,290,772    115,436,823    22,246,516    24,729,695    34,892,219    37,345,849     39,929,116
                                ============   ============   ===========   ===========   ===========   ===========   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A16


                                                                       SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------
                                 FRANKLIN
                                TEMPLETON        PRUDENTIAL JENNISON         PRUDENTIAL DIVERSIFIED
                              SMALL CAP FUND    20/20 FOCUS PORTFOLIO     CONSERVATIVE GROWTH PORTFOLIO       DAVIS VALUE FUND
                                -----------   --------------------------   ---------------------------   --------------------------
                                01/01/2003     01/01/2004    01/01/2003     01/01/2004     01/01/2003     01/01/2004     01/01/2003
                                    TO             TO            TO             TO             TO             TO             TO
                                12/31/2003     12/31/2004    12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003
                                -----------   ------------   -----------   ------------   ------------   ------------   -----------
OPERATIONS
  Net investment income (loss)  $  (760,627)  $   (756,597)  $  (621,092)  $  2,707,891   $  4,575,843   $   (380,318)  $  (321,587)
  Capital gains distributions
    received ...................          0              0             0              0              0              0             0
  Realized gain (loss) on
    shares redeemed ............ (5,314,070)       238,903    (1,835,347)     1,103,764     (1,353,467)       341,860    (1,083,127)
  Net change in unrealized
    gain (loss) on investments . 22,781,763      8,409,490    15,460,412      8,271,173     23,920,857      7,024,593    15,168,609
                                -----------   ------------   -----------   ------------   ------------   ------------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS .............. 16,707,066      7,891,796    13,003,973     12,082,828     27,143,233      6,986,135    13,763,895
                                -----------   ------------   -----------   ------------   ------------   ------------   -----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..    196,846        168,042       156,491      1,123,788        799,706        458,828       114,424
  Surrenders, withdrawals and
    death benefits ............. (4,561,495)    (6,679,645)   (5,212,807)   (18,191,688)   (17,090,394)    (7,666,257)   (5,488,327)
  Net transfers between
    other subaccounts
    or fixed rate option ....... (2,275,776)     1,942,329    (1,200,817)     2,710,234      1,211,071      6,683,593     8,114,858
  Withdrawal and other charges .    (34,938)       (28,614)      (31,372)       (63,582)       (70,888)       (23,271)      (22,940)
                                -----------   ------------   -----------   ------------   ------------   ------------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........   (6,675,363)    (4,597,888)   (6,288,505)   (14,421,248)   (15,150,505)      (547,107)    2,718,015
                                -----------   ------------   -----------   ------------   ------------   ------------   -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............   10,031,703      3,293,908     6,715,468     (2,338,420)    11,992,728      6,439,028    16,481,910

NET ASSETS
  Beginning of period ........   52,262,534     58,759,267    52,043,799    159,861,602    147,868,874     65,071,952    48,590,042
                                -----------   ------------   -----------   ------------   ------------   ------------   -----------
  End of period ..............  $62,294,237   $ 62,053,175   $58,759,267   $157,523,182   $159,861,602   $ 71,510,980   $65,071,952
                                ===========   ============   ===========   ============   ============   ============   ===========

Beginning units ..............   51,617,731     56,016,258    63,259,713    135,063,781    149,784,655     70,263,088    67,128,103
                                -----------   ------------   -----------   ------------   ------------   ------------   -----------
  Units issued ...............    1,041,846      6,719,272     1,867,715      9,482,849      3,629,809     15,919,117     9,293,538
  Units redeemed .............   (7,160,531)   (10,999,392)   (9,111,170)   (21,370,626)   (18,350,683)   (16,476,929)   (6,158,553)
                                -----------   ------------   -----------   ------------   ------------   ------------   -----------
  Ending units ...............   45,499,046     51,736,138    56,016,258    123,176,004    135,063,781     69,705,276    70,263,088
                                ===========   ============   ===========   ============   ============   ============   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A17

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                              SUBACCOUNTS
                                ----------------------------------------------------------------------------------------------------
                                                                                                                       PRUDENTIAL SP
                                                                                                                       GOLDMAN SACHS
                                                                                                                         SMALL CAP
                                ALLIANCEBERNSTEIN PREMIER      PRUDENTIAL SP ALLIANCE     PRUDENTIAL SP DAVIS VALUE        VALUE
                                    GROWTH PORTFOLIO         LARGE CAP GROWTH PORTFOLIO           PORTFOLIO              PORTFOLIO
                                --------------------------   --------------------------   ---------------------------  ------------
                                01/01/2004     01/01/2003     01/01/2004    01/01/2003     01/01/2004     01/01/2003    01/01/2004
                                    TO             TO             TO            TO             TO             TO            TO
                                12/31/2004     12/31/2003     12/31/2004    12/31/2003     12/31/2004     12/31/2003    12/31/2004
                                -----------   ------------   ------------   -----------   ------------   ------------  ------------
OPERATIONS
  Net investment income (loss)  $  (160,651)  $   (157,609)  $   (773,798)  $  (446,185)  $ (2,361,508)  $ (1,250,190) $ (2,295,221)
  Capital gains distributions
    received ...................          0              0              0             0              0              0        46,261
  Realized gain (loss) on
    shares redeemed ............   (474,070)    (2,046,097)       (33,528)     (682,833)     2,162,767       (616,472)    2,448,059
  Net change in unrealized
    gain (loss) on investments .  1,345,344      4,389,294      3,116,094     6,724,322     20,923,470     31,661,255    30,775,432
                                -----------   ------------   ------------   -----------   ------------   ------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............    710,623      2,185,588      2,308,768     5,595,304     20,724,729     29,794,593    30,974,531
                                -----------   ------------   ------------   -----------   ------------   ------------  ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..     28,117         18,306     10,302,127    12,741,885     41,374,075     44,266,091    42,154,143
  Surrenders, withdrawals and
    death benefits ............. (1,208,017)    (1,043,342)    (3,145,472)   (1,369,777)   (12,169,100)    (5,408,843)  (10,917,661)
  Net transfers between
    other subaccounts
    or fixed rate option .......   (594,364)       483,755      1,664,500     6,086,031     14,886,917     14,240,520    22,810,593
  Withdrawal and other charges .     (4,754)        (5,867)       (63,718)      (17,823)      (248,332)       (69,082)     (203,479)
                                -----------   ------------   ------------   -----------   ------------   ------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........   (1,779,018)      (547,148)     8,757,437    17,440,316     43,843,560     53,028,686    53,843,596
                                -----------   ------------   ------------   -----------   ------------   ------------  ------------

TOTAL INCREASE (DECREASE)        (1,068,395)     1,638,440     11,066,205    23,035,620     64,568,289     82,823,279    84,818,127
  IN NET ASSETS ..............

NET ASSETS
  Beginning of period ........   12,354,374     10,715,934     42,366,507    19,330,887    164,272,004     81,448,725   128,462,834
                                -----------   ------------   ------------   -----------   ------------   ------------  ------------
  End of period ..............  $11,285,979   $ 12,354,374   $ 53,432,712   $42,366,507   $228,840,293   $164,272,004  $213,280,961
                                ===========   ============   ============   ===========   ============   ============  ============

Beginning units ..............   22,880,581     24,148,905     53,416,678    36,086,876    155,812,824    106,230,212   108,304,748
                                -----------   ------------   ------------   -----------   ------------   ------------  ------------
  Units issued ...............    3,487,753      8,715,757     20,147,462    22,512,686     61,762,834     60,426,039    69,120,667
  Units redeemed .............   (6,808,583)    (9,984,081)   (13,387,525)   (5,182,884)   (27,871,746)   (10,843,427)  (28,191,991)
                                -----------   ------------   ------------   -----------   ------------   ------------  ------------
  Ending units ...............   19,559,751     22,880,581     60,176,615    53,416,678    189,703,912    155,812,824   149,233,424
                                ===========   ============   ============   ===========   ============   ============  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A18

                                                                        SUBACCOUNTS (CONTINUED)
                               -----------------------------------------------------------------------------------------------------
                               PRUDENTIAL SP
                               GOLDMAN SACHS
                                 SMALL CAP       PRUDENTIAL SP STATE
                                   VALUE       STREET RESEARCH SMALL        PRUDENTIAL SP PIMCO             PRUDENTIAL SP PIMCO
                                 PORTFOLIO      CAP GROWTH PORTFOLIO       TOTAL RETURN PORTFOLIO           HIGH YIELD PORTFOLIO
                                -----------   -------------------------  ----------------------------   ---------------------------
                                01/01/2003     01/01/2004   01/01/2003    01/01/2004      01/01/2003     01/01/2004     01/01/2003
                                    TO             TO           TO            TO              TO             TO             TO
                                12/31/2003     12/31/2004   12/31/2003    12/31/2004      12/31/2003     12/31/2004     12/31/2003
                                -----------   -----------  ------------  -------------   ------------   ------------   ------------
OPERATIONS
  Net investment income (loss)  $(1,246,946)  $  (498,386) $   (250,486) $   1,789,187   $  3,887,096   $  8,312,951   $  4,569,812
  Capital gains distributions
    received ...................          0             0             0      7,879,777      8,372,963      1,408,581              0
  Realized gain (loss) on
    shares redeemed ............   (484,392)      179,705        19,966      2,178,852      2,767,834        782,317        896,573
  Net change in unrealized
    gain (loss) on investments . 26,640,708      (276,571)    4,654,574      4,291,417        554,712      1,795,469      9,453,307
                                -----------   -----------  ------------  -------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............  24,909,370     (595,252)    4,424,054     16,139,233     15,582,605     12,299,318     14,919,692
                                ------------  ------------  -----------  -------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..  34,164,530   10,643,113     7,487,064     71,078,247    115,471,585     44,028,887     49,665,090
  Surrenders, withdrawals and
    death benefits .............  (5,032,908)  (2,116,513)     (777,606)   (41,159,292)   (32,153,700)    (9,910,901)    (6,773,008)
  Net transfers between
    other subaccounts
    or fixed rate option .......  14,992,625    2,858,943     5,278,542      1,294,539      5,592,336     10,376,953     24,695,291
  Withdrawal and other charges .     (45,082)     (40,922)      (11,018)      (407,014)      (171,933)      (194,758)       (38,336)
                                ------------  -----------  ------------  -------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........    44,079,165   11,344,621    11,976,982     30,806,480     88,738,288     44,300,181     67,549,037
                                ------------  -----------  ------------  -------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)         68,988,535   10,749,369    16,401,036     46,945,713    104,320,893     56,599,499     82,468,729
  IN NET ASSETS ..............

NET ASSETS
  Beginning of period ........    59,474,299   26,084,259     9,683,223    424,482,579    320,161,686    132,700,791     50,232,062
                                ------------  -----------  ------------  -------------   ------------   ------------   ------------
  End of period ..............  $128,462,834  $36,833,628  $ 26,084,259  $ 471,428,292   $424,482,579   $189,300,290   $132,700,791
                                ============  ===========  ============  =============   ============   ============   ============

Beginning units ..............    67,382,754   29,424,462    17,602,579    369,822,279    282,336,590    110,566,071     49,942,623
                                ------------  -----------  ------------  -------------   ------------   ------------   ------------
  Units issued ...............    50,404,342   29,159,937    29,395,836    136,520,453    181,749,283     69,825,365     89,573,804
  Units redeemed .............    (9,482,348) (19,807,610)  (17,573,953)  (103,241,083)   (94,263,594)   (33,465,995)   (28,950,356)
                                ------------  -----------  ------------  -------------   ------------   ------------   ------------
  Ending units ...............   108,304,748   38,776,789    29,424,462    403,101,649    369,822,279    146,925,441    110,566,071
                                ============  ===========  ============  =============   ============   ============   ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A19

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                               SUBACCOUNTS
                                ---------------------------------------------------------------------------------------------------
                                                                                                                       PRUDENTIAL SP
                                                                                                                        MFS CAPITAL
                               JANUS ASPEN GROWTH PORTFOLIO -   PRUDENTIAL SP LARGE CAP        PRUDENTIAL SP AIM       OPPORTUNITIES
                                       SERVICE SHARES               VALUE PORTFOLIO           CORE EQUITY PORTFOLIO       PORTFOLIO
                                ---------------------------   ---------------------------   -------------------------   -----------
                                 01/01/2004     01/01/2003     01/01/2004     01/01/2003    01/01/2004    01/01/2003     01/01/2004
                                     TO             TO             TO             TO            TO            TO             TO
                                 12/31/2004     12/31/2003     12/31/2004     12/31/2003    12/31/2004    12/31/2003     12/31/2004
                                ------------   ------------   ------------   ------------   -----------   -----------   -----------
OPERATIONS
  Net investment income (loss)  $   (317,564)  $   (209,810)  $   (597,026)  $   (688,637)  $  (265,263)  $  (192,705)  $  (286,116)
  Capital gains distributions
    received ...................           0              0              0              0             0             0             0
  Realized gain (loss) on
    shares redeemed ............     (50,400)      (479,868)     1,088,307       (458,271)      215,069      (245,611)       72,099
  Net change in unrealized
    gain (loss) on investments .     928,071      4,297,231     11,548,488     12,053,381     1,757,822     3,642,874     2,394,050
                                ------------   ------------   ------------   ------------   -----------   -----------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............     560,107      3,607,553     12,039,769     10,906,473     1,707,628     3,204,558     2,180,033
                                ------------   ------------   ------------   ------------   -----------   -----------   -----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..   3,576,464      4,387,025     14,620,083     14,355,507     4,847,975     4,282,890     4,588,364
  Surrenders, withdrawals and
    death benefits .............  (1,316,327)      (697,368)    (5,128,710)    (2,338,156)   (1,471,407)     (888,316)   (1,389,357)
  Net transfers between
    other subaccounts
    or fixed rate option .......     897,779      1,415,202      9,484,641      7,041,191     2,372,332       893,382       703,325
  Withdrawal and other charges .     (25,450)        (8,754)       (86,285)       (24,887)      (27,542)       (8,606)      (28,896)
                                ------------   ------------   ------------   ------------   -----------   -----------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........     3,132,466      5,096,105     18,889,729     19,033,655     5,721,358     4,279,350     3,873,436
                                ------------   ------------   ------------   ------------   -----------   -----------   -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............     3,692,573      8,703,658     30,929,498     29,940,128     7,428,986     7,483,908     6,053,469

NET ASSETS
  Beginning of period ........    18,639,102      9,935,444     63,306,734     33,366,606    19,905,252    12,421,344    17,646,148
                                ------------   ------------   ------------   ------------   -----------   -----------   -----------
  End of period ..............  $ 22,331,675   $ 18,639,102   $ 94,236,232   $ 63,306,734   $27,334,238   $19,905,252   $23,699,617
                                ============   ============   ============   ============   ===========   ===========   ===========

Beginning units ..............    24,483,235     19,693,074     62,105,323     42,897,472    24,460,012    20,904,953    22,033,885
                                ------------   ------------   ------------   ------------   -----------   -----------   -----------
  Units issued ...............     7,248,788      8,185,786     29,908,752     25,799,662     9,502,536     7,476,489     7,818,877
  Units redeemed .............    (5,637,177)    (3,395,625)   (14,173,336)    (6,591,811)   (5,035,096)   (3,921,430)   (5,081,448)
                                ------------   ------------   ------------   ------------   -----------   -----------   -----------
  Ending units ...............    26,094,846     24,483,235     77,840,739     62,105,323    28,927,452    24,460,012    24,771,314
                                ============   ============   ============   ============   ===========   ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A20

                                                                         SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------
                                PRUDENTIAL SP
                                 MFS CAPITAL       PRUDENTIAL SP
                                OPPORTUNITIES   STRATEGIC PARTNERS       PRUDENTIAL SP MID CAP GROWTH   SP PRUDENTIAL U.S. EMERGING
                                 PORTFOLIO    FOCUSED GROWTH PORTFOLIO             PORTFOLIO                  GROWTH PORTFOLIO
                                -----------   -------------------------   ---------------------------   ---------------------------
                                01/01/2003    01/01/2004    01/01/2003     01/01/2004     01/01/2003     01/01/2004     01/01/2003
                                    TO            TO            TO             TO             TO             TO             TO
                                12/31/2003    12/31/2004    12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------
OPERATIONS
  Net investment income (loss)  $  (165,017)  $  (354,283)  $  (216,033)  $ (1,072,575)  $   (441,861)  $ (1,345,187)  $   (608,420)
  Capital gains distributions
    received ...................          0             0             0              0              0         21,451              0
  Realized gain (loss) on
    shares redeemed ............   (359,184)      144,784      (232,494)       560,450       (620,843)     1,084,163       (475,084)
  Net change in unrealized
    gain (loss) on investments .  3,162,175     2,332,408     3,506,793     13,028,125      9,842,128     16,674,090     12,364,314
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............  2,637,974     2,122,909     3,058,266     12,516,000      8,779,424     16,434,517     11,280,810
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..  4,640,756     4,234,932     4,290,299     21,040,310     14,589,631     22,543,150     18,836,453
  Surrenders, withdrawals and
    death benefits .............   (539,193)   (1,252,133)     (616,134)    (5,065,713)    (1,865,913)    (5,117,270)    (2,139,492)
  Net transfers between
    other subaccounts
    or fixed rate option .......  2,744,484     1,531,429     2,856,023     13,720,988     14,129,147      6,920,556     17,879,582
  Withdrawal and other charges .     (7,149)      (31,980)      (10,051)       (79,760)       (14,142)      (105,182)       (21,956)
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........    6,838,898     4,482,248     6,520,137     29,615,825     26,838,723     24,241,254     34,554,587
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............    9,476,872     6,605,157     9,578,403     42,131,825     35,618,147     40,675,771     45,835,397

NET ASSETS
  Beginning of period ........    8,169,276    19,412,174     9,833,771     50,518,464     14,900,317     67,588,538     21,753,141
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------
  End of period ..............  $17,646,148   $26,017,331   $19,412,174   $ 92,650,289   $ 50,518,464   $108,264,309   $ 67,588,538
                                ===========   ===========   ===========   ============   ============   ============   ============

Beginning units ..............   15,206,603    24,824,031    17,955,613     67,470,216     33,701,939     76,117,764     41,583,996
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------
  Units issued ...............    9,994,760     8,939,924    10,239,478     50,517,324     43,329,129     42,376,223     46,689,854
  Units redeemed .............   (3,167,478)   (5,334,353)   (3,371,060)   (22,844,720)    (9,560,852)   (24,829,418)   (12,156,086)
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------
  Ending units ...............   22,033,885    28,429,602    24,824,031     95,142,820     67,470,216     93,664,569     76,117,764
                                ===========   ===========   ===========   ============   ============   ============   ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A21

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                               SUBACCOUNTS
                                ----------------------------------------------------------------------------------------------------
                                                                                                                      PRUDENTIAL SP
                                                                                                                      BALANCED ASSET
                               PRUDENTIAL SP AIM AGGRESSIVE   PRUDENTIAL SP TECHNOLOGY    PRUDENTIAL SP CONSERVATIVE    ALLOCATION
                                     GROWTH PORTFOLIO                PORTFOLIO            ASSET ALLOCATION PORTFOLIO    PORTFOLIO
                                --------------------------   --------------------------   ---------------------------  ------------
                                 01/01/2004    01/01/2003     01/01/2004    01/01/2003     01/01/2004     01/01/2003    01/01/2004
                                     TO            TO             TO            TO             TO             TO            TO
                                 12/31/2004    12/31/2003     12/31/2004    12/31/2003     12/31/2004     12/31/2003    12/31/2004
                                ------------   -----------   ------------   -----------   ------------   ------------  ------------
OPERATIONS
  Net investment income (loss)  $   (325,603)  $  (176,609)  $   (322,980)  $  (159,109)  $   (921,067)  $   (625,393) $ (5,155,492)
  Capital gains distributions
    received ...................           0             0              0             0        900,205        181,719       391,558
  Realized gain (loss) on
    shares redeemed ............     285,353      (194,109)      (165,873)     (361,593)     2,787,086        779,357     3,905,465
  Net change in unrealized
    gain (loss) on investments .   2,203,673     3,030,064        228,386     3,664,584     24,224,330     24,195,011    61,620,530
                                ------------   -----------   ------------   -----------   ------------   ------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............   2,163,423     2,659,346       (260,467)    3,143,882     26,990,554     24,530,694    60,762,061
                                ------------   -----------   ------------   -----------   ------------   ------------  ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..   6,424,870     5,245,977      5,301,554     4,328,966    120,671,057    103,693,278   235,367,738
  Surrenders, withdrawals and
    death benefits .............  (1,141,853)     (515,821)    (1,657,639)     (613,914)   (27,223,871)   (11,400,584)  (33,478,654)
  Net transfers between
    other subaccounts
    or fixed rate option .......     739,241     1,634,740      2,439,662     4,683,568     45,432,372     38,953,162    89,433,241
  Withdrawal and other charges .     (30,053)       (8,549)       (27,628)       (6,511)      (385,375)       (72,907)     (791,974)
                                ------------   -----------   ------------   -----------   ------------   ------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........     5,992,205     6,356,347      6,055,949     8,392,109    138,494,183    131,172,949   290,530,351
                                ------------   -----------   ------------   -----------   ------------   ------------  ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............     8,155,628     9,015,693      5,795,482    11,535,991    165,484,737    155,703,643   351,292,412

NET ASSETS
  Beginning of period ........    16,511,776     7,496,083     17,234,278     5,698,287    267,381,135    111,677,492   421,057,485
                                ------------   -----------   ------------   -----------   ------------   ------------  ------------
  End of period ..............  $ 24,667,404   $16,511,776   $ 23,029,760   $17,234,278   $432,865,872   $267,381,135  $772,349,897
                                ============   ===========   ============   ===========   ============   ============  ============

Beginning units ..............    19,203,198    13,147,893     24,730,615    15,633,504    246,728,956    121,340,682   389,561,302
                                ------------   -----------   ------------   -----------   ------------   ------------  ------------
  Units issued ...............     9,331,279     8,497,400     16,292,334    19,007,473    177,749,766    148,235,703   327,831,019
  Units redeemed .............    (4,660,513)   (2,442,095)   (12,257,934)   (9,910,362)   (55,786,228)   (22,847,429)  (80,778,234)
                                ------------   -----------   ------------   -----------   ------------   ------------  ------------
  Ending units ...............    23,873,964    19,203,198     28,765,015    24,730,615    368,692,494    246,728,956   636,614,087
                                ============   ===========   ============   ===========   ============   ============  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A22

                                                                          SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------
                               PRUDENTIAL SP
                               BALANCED ASSET                                    PRUDENTIAL SP                 PRUDENTIAL SP
                                 ALLOCATION    PRUDENTIAL SP GROWTH ASSET      AGGRESSIVE GROWTH        WILLIAM BLAIR INTERNATIONAL
                                 PORTFOLIO        ALLOCATION PORTFOLIO     ASSET ALLOCATION PORTFOLIO         GROWTH PORTFOLIO
                                ------------  ---------------------------  --------------------------   ---------------------------
                                 01/01/2003    01/01/2004     01/01/2003    01/01/2004    01/01/2003     01/01/2004     01/01/2003
                                     TO            TO             TO            TO            TO             TO             TO
                                 12/31/2003    12/31/2004     12/31/2003    12/31/2004    12/31/2003     12/31/2004     12/31/2003
                                ------------  ------------   ------------  ------------   -----------   ------------   ------------
OPERATIONS
  Net investment income (loss)  $ (1,917,780) $ (5,494,084)  $ (1,881,450) $ (1,282,329)  $  (406,548)  $   (638,139)  $   (329,365)
  Capital gains distributions
    received ...................           0             0              0             0             0              0              0
  Realized gain (loss) on
    shares redeemed ............     231,875     2,852,616       (163,442)      779,686       (14,855)       881,262        146,276
  Net change in unrealized
    gain (loss) on investments .  51,346,669    57,245,689     43,222,216    12,308,390     8,285,768      7,035,383      7,892,935
                                ------------  ------------   ------------  ------------   -----------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............  49,660,764    54,604,221     41,177,324    11,805,747     7,864,365      7,278,506      7,709,846
                                ------------  ------------   ------------  ------------   -----------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments .. 171,266,007   199,756,990    133,253,516    44,973,372    22,957,835     13,853,630     10,011,805
  Surrenders, withdrawals and
    death benefits ............. (12,913,921)  (19,087,699)    (6,862,387)   (3,692,371)   (1,113,427)    (3,210,864)    (1,161,188)
  Net transfers between
    other subaccounts
    or fixed rate option .......  75,028,923    61,391,559     45,386,554    13,288,481     8,098,634     10,481,715      4,353,788
  Withdrawal and other charges .    (114,156)     (700,863)       (97,876)     (145,815)      (17,787)       (58,541)       (14,124)
                                ------------  ------------   ------------  ------------   -----------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........   233,266,853   241,359,987    171,679,807    54,423,667    29,925,255     21,065,940     13,190,281
                                ------------  ------------   ------------  ------------   -----------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............   282,927,617   295,964,208    212,857,131    66,229,414    37,789,620     28,344,446     20,900,127

NET ASSETS
  Beginning of period ........   138,129,868   301,059,276     88,202,145    51,315,013    13,525,393     34,917,263     14,017,136
                                ------------  ------------   ------------  ------------   -----------   ------------   ------------
  End of period ..............  $421,057,485  $597,023,484   $301,059,276  $117,544,427   $51,315,013   $ 63,261,709   $ 34,917,263
                                ============  ============   ============  ============   ===========   ============   ============

Beginning units ..............   166,933,696   281,218,907    120,051,807    49,023,735    20,717,277     40,927,605     28,227,755
                                ------------  ------------   ------------  ------------   -----------   ------------   ------------
  Units issued ...............   248,079,840   245,496,072    180,835,150    55,787,886    34,698,847     39,405,911     65,864,617
  Units redeemed .............   (25,452,234)  (48,968,852)   (19,668,050)  (12,722,875)   (6,392,389)   (21,880,898)   (53,164,767)
                                ------------  ------------   ------------  ------------   -----------   ------------   ------------
  Ending units ...............   389,561,302   477,746,127    281,218,907    92,088,746    49,023,735     58,452,618     40,927,605
                                ============  ============   ============  ============   ===========   ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A23

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

                                                                                SUBACCOUNTS
                                ---------------------------------------------------------------------------------------------------
                                     PRUDENTIAL SP LSV         EVERGREEN VA FOUNDATION                                  EVERGREEN VA
                               INTERNATIONAL VALUE PORTFOLIO            FUND               EVERGREEN VA GROWTH FUND      OMEGA FUND
                                ---------------------------   -------------------------   ---------------------------   -----------
                                 01/01/2004     01/01/2003    01/01/2004    01/01/2003     01/01/2004     01/01/2003     01/01/2004
                                     TO             TO            TO            TO             TO             TO             TO
                                 12/31/2004     12/31/2003    12/31/2004    12/31/2003     12/31/2004     12/31/2003     12/31/2004
                                ------------   ------------   -----------   -----------   ------------   ------------   -----------
OPERATIONS
  Net investment income (loss)  $   (618,843)  $   (252,769)  $   (13,867)  $    19,224   $    (23,213)  $     (4,341)  $   (52,912)
  Capital gains distributions
    received ...................           0              0             0             0              0              0             0
  Realized gain (loss) on
    shares redeemed ............     700,197       (127,796)       19,955         3,188         16,233          3,047        74,967
  Net change in unrealized
    gain (loss) on investments .   7,598,943      8,292,854        59,638        53,108        161,078         76,085       169,806
                                ------------   ------------   -----------   -----------   ------------   ------------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............   7,680,297      7,912,289        65,726        75,520        154,098         74,791       191,861
                                ------------   ------------   -----------   -----------   ------------   ------------   -----------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..  12,670,806     13,985,144       450,902     1,114,519        535,986        953,748       931,130
  Surrenders, withdrawals and
    death benefits .............  (2,456,683)    (1,608,292)     (104,334)       (5,433)       (51,386)        (4,035)      (57,759)
  Net transfers between
    other subaccounts
    or fixed rate option .......   3,143,877      2,582,081      (189,730)      144,419       (131,777)         2,858      (197,984)
  Withdrawal and other charges .     (74,034)       (21,765)       (3,482)           (6)        (1,889)            (5)       (4,826)
                                ------------   ------------   -----------   -----------   ------------   ------------   -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........    13,283,966     14,937,168       153,356     1,253,499        350,934        952,566       670,561
                                ------------   ------------   -----------   -----------   ------------   ------------   -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............    20,964,263     22,849,457       219,082     1,329,019        505,032      1,027,357       862,422

NET ASSETS
  Beginning of period ........
                                  43,370,372     20,520,915     1,334,677         5,658      1,030,688          3,331     2,607,014
  End of period ..............  ------------   ------------   -----------   -----------   ------------   ------------   -----------
                                $ 64,334,635   $ 43,370,372   $ 1,553,759   $ 1,334,677   $  1,535,720   $  1,030,688   $ 3,469,436
                                ============   ============   ===========   ===========   ============   ============   ===========
Beginning units ..............
                                  45,767,010     31,180,145     1,190,092         6,679        766,474          4,532     1,962,208
  Units issued ...............  ------------   ------------   -----------   -----------   ------------   ------------   -----------
  Units redeemed .............    25,315,759     52,651,868       551,410     1,265,731        501,696        790,638     1,283,989
                                 (14,927,973)   (38,065,003)     (415,593)      (82,318)      (248,406)       (28,696)     (762,447)
  Ending units ...............  ------------   ------------   -----------   -----------   ------------   ------------   -----------
                                  56,154,796     45,767,010     1,325,909     1,190,092      1,019,764        766,474     2,483,750
                                ============   ============   ===========   ===========   ============   ============   ===========

*   Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A24

                                                                        SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------
                                EVERGREEN VA    EVERGREEN VA SPECIAL      EVERGREEN VA INTERNATIONAL      EVERGREEN VA GROWTH AND
                                 OMEGA FUND          VALUES FUND                 EQUITY FUND                    INCOME FUND
                                -----------   -------------------------   ---------------------------   ---------------------------
                                01/01/2003    01/01/2004    01/01/2003     01/01/2004     12/05/2003*    01/01/2004     12/05/2003*
                                    TO            TO            TO             TO             TO             TO             TO
                                12/31/2003    12/31/2004    12/31/2003     12/31/2004     12/31/2003     12/31/2004     12/31/2003
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------
OPERATIONS
  Net investment income (loss)  $   (11,875)  $   (16,128)  $    (7,292)  $       (675)  $      2,472   $        739   $      2,492
  Capital gains distributions
    received ...................          0        28,232             0              0              0              0              0
  Realized gain (loss) on
    shares redeemed ............     10,315        56,897        14,081          2,016             19          5,637            371
  Net change in unrealized
    gain (loss) on investments .    230,523       480,340       189,914        128,299         12,158        190,372         29,415
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ..............    228,963       549,341       196,703        129,640         14,649        196,748         32,278
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------

CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ..  1,845,629     1,350,530     1,588,385        467,429         24,794      1,584,640         21,661
  Surrenders, withdrawals and
    death benefits .............     (4,234)      (85,250)      (32,180)        (7,121)          (233)       (14,752)          (710)
  Net transfers between
    other subaccounts
    or fixed rate option .......    519,967       192,891        35,098        123,059        310,765        499,727        656,618
  Withdrawal and other charges .        (16)       (4,047)          (18)          (688)             0           (667)             0
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .........    2,361,346     1,454,124     1,591,285        582,679        335,326      2,068,948        677,569
                                -----------   -----------   -----------   ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..............    2,590,309     2,003,465     1,787,988        712,319        349,975      2,265,696        709,847

NET ASSETS
  Beginning of period ........
                                     16,705     1,829,539        41,551        349,975              0        709,847              0
  End of period ..............  -----------   -----------   -----------   ------------   ------------   ------------   ------------
                                $ 2,607,014   $ 3,833,004   $ 1,829,539   $  1,062,294   $    349,975   $  2,975,543   $    709,847
                                ===========   ===========   ===========   ============   ============   ============   ============
Beginning units ..............
                                     22,447     1,470,603        48,225         33,522              0         68,284              0
  Units issued ...............  -----------   -----------   -----------   ------------   ------------   ------------   ------------
  Units redeemed .............    2,043,582     1,534,966     1,603,848         63,824         33,562        221,863         69,104
                                   (103,821)     (402,381)     (181,470)       (10,507)           (40)       (23,711)          (820)
  Ending units ...............  -----------   -----------   -----------   ------------   ------------   ------------   ------------
                                  1,962,208     2,603,188     1,470,603         86,839         33,522        266,436         68,284
                                ===========   ===========   ===========   ============   ============   ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A25

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003


                                                                                                        SUBACCOUNTS
                                                                                                 ----------------------------

                                                                                                      EVERGREEN VA FUND
                                                                                                 ----------------------------
                                                                                                 01/01/2004       12/05/2003*
                                                                                                     TO               TO
                                                                                                 12/31/2004       12/31/2003
                                                                                                 -----------      -----------
OPERATIONS
  Net investment income (loss) ..............................................................    $   (17,190)     $    (1,168)
  Capital gains distributions received ......................................................              0                0
  Realized gain (loss) on shares redeemed ...................................................          8,718              199
  Net change in unrealized gain (loss) on investments .......................................         79,917           40,944
                                                                                                 -----------      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............................         71,445           39,975
                                                                                                 -----------      -----------


CONTRACT OWNER TRANSACTIONS
  Contract owner net payments ...............................................................        119,028          143,405
  Surrenders, withdrawals and death benefits ................................................        (76,026)            (780)
  Net transfers between other subaccounts or fixed rate option ..............................          8,558          903,686
  Withdrawal and other charges ..............................................................         (1,778)               0
                                                                                                 -----------      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CONTRACT OWNER TRANSACTIONS ..............................................................         49,782        1,046,311
                                                                                                 -----------      -----------


TOTAL INCREASE (DECREASE) IN NET ASSETS .....................................................        121,227        1,086,286

NET ASSETS
  Beginning of period .......................................................................      1,086,286                0
                                                                                                 -----------      -----------
  End of period .............................................................................    $ 1,207,513      $ 1,086,286
                                                                                                 ===========      ===========

  Beginning units ...........................................................................        105,052                0
                                                                                                 -----------      -----------
  Units issued ..............................................................................         29,659          105,216
  Units redeemed ............................................................................        (25,115)            (164)
                                                                                                 -----------      -----------
  Ending units ..............................................................................        109,596          105,052
                                                                                                 ===========      ===========


*   Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A26

                        NOTES TO FINANCIAL STATEMENTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                DECEMBER 31, 2004



NOTE 1:  GENERAL

         Pruco Life Flexible Premium Variable Annuity Account (the "Account") was established on June 15, 1995 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life"), a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), which is a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Variable Annuity One Enhanced, Strategic Partners Select, Strategic Partners Advisor, Strategic Partners Plus, Strategic Partners Plus Enhanced, Strategic Partners FlexElite, (collectively, "Strategic Partners"), Discovery Preferred, Discovery Select, and Discovery Choice variable annuity contracts are invested in the account. The Strategic Partners contract options differ based on the death benefit and other options selected by the contract owner. The Discovery Choice contract is considered Basic or Enhanced depending on the death benefit option that you choose, where the Enhanced contract offers a guaranteed minimum death benefit.

         The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are fifty-seven subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or one of the non-Prudential administered funds (collectively, the "portfolios"). Investment options vary by contract. Options available to the Flexible Premium contracts which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential High Yield Bond Portfolio, Prudential Conservative Balanced Portfolio, Prudential Equity Portfolio, Prudential Value Portfolio, Prudential Stock Index Portfolio, Prudential Flexible Managed Portfolio, Prudential Natural Resources Portfolio, Prudential Global Portfolio, Prudential Jennison Portfolio, Prudential Small Capitalization Stock Portfolio, Prudential Jennison 20/20 Focus Portfolio, Prudential Diversified Conservative Growth Portfolio, Prudential SP Alliance Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Goldman Sachs Small Cap Value Portfolio, Prudential SP State Street Research Small Cap Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Portfolio, Prudential SP AIM Core Equity Portfolio, Prudential SP MFS Capital Opportunities Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP Mid Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP AIM Aggressive Growth Portfolio, Prudential SP Technology Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP William Blair International Growth Portfolio and Prudential SP LSV International Value Portfolio. Options available for the Flexible Premium contracts which invest in a corresponding portfolio of the non-Prudential administered funds are: OpCap Managed Portfolio, AIM V.I. Core Equity Fund, T. Rowe Price Equity Income Portfolio , AIM V.I. Premier Equity, Janus Aspen Growth Portfolio, MFS Research Series, MFS Emerging Growth Series, OpCap Small Cap Portfolio, Credit Suisse Global Post-Venture Capital Portfolio, Janus Aspen International Growth Portfolio, T. Rowe Price International Stock Portfolio, American Century VP Value Fund, Franklin Templeton Small Cap Fund, AllianceBernstein Premier Growth Portfolio, Davis Value Fund, Janus Aspen Series Growth Portfolio - Service Shares, Evergreen VA Foundation Fund, Evergreen VA Growth Fund, Evergreen VA Omega Fund, Evergreen VA Special Values Fund, Evergreen VA International Equity Fund, Evergreen VA Growth and Income Fund and Evergreen VA Fund.

         The Series Fund is a diversified open-end management investment company, and is managed by an affiliate of Prudential.

         On December 5, 2003, the following funds were merged into one another. A new subaccount was established to invest in the surviving funds. The transfer from the old subaccount to the new subaccount is reflected in the Statement of Changes in the year 2003 as a transfer in.

         Retired Portfolios                         New Portfolios                                      Assets Moved
         Evergreen VA Capital Growth Fund           Evergreen VA Growth and Income Fund                 $654,322
         Evergreen VA Blue Chip Fund                Evergreen VA Fund                                   $731,102
         Evergreen VA Global Leaders Fund           Evergreen VA International Equity Fund              $308,618
         Evergreen VA Masters Fund                  Evergreen VA Fund                                   $173,582

                                      A27

NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

         The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

         INVESTMENTS--The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which value their investment securities at fair market value.

         SECURITY TRANSACTIONS--Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

         DISTRIBUTIONS RECEIVED--Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

NOTE 3:  TAXES

         Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life Management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 4:  PURCHASES AND SALES OF INVESTMENTS

         The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2004 were as follows:

                                                             PURCHASES         SALES
                                                           -------------   -------------
         Prudential Money Market Portfolio .............   $ 114,758,749   $(198,096,518)
         Prudential Diversified Bond Portfolio .........   $     865,646   $ (90,030,179)
         Prudential Equity Portfolio ...................   $  27,023,207   $ (69,574,263)
         Prudential Flexible Managed Portfolio .........   $     268,109   $  (6,241,734)
         Prudential Conservative Balanced Portfolio ....   $     200,907   $ (11,159,059)
         Prudential Value Portfolio ....................   $  34,532,293   $ (57,229,052)
         Prudential High Yield Bond Portfolio ..........   $   1,756,251   $ (46,619,318)
         Prudential Natural Resources Portfolio ........   $     960,755   $  (1,636,601)
         Prudential Stock Index Portfolio ..............   $  88,927,941   $(107,252,235)

         Prudential Global Portfolio ...................   $  15,667,948   $ (20,543,545)
         Prudential Jennison Portfolio .................   $  30,975,941   $ (93,089,090)
         Prudential Small Capitalization Stock Portfolio   $   5,580,262   $ (13,917,943)
         T. Rowe Price International Stock Portfolio ...   $   4,602,021   $  (7,782,050)
         T. Rowe Price Equity Stock Portfolio ..........   $   2,780,349   $ (18,117,004)
         OpCap Managed Portfolio .......................   $       9,169   $ (36,330,867)
         OpCap Small Cap Portfolio .....................   $   2,141,744   $ (14,180,150)
         AIM V.I. Core Equity Fund .....................   $     207,954   $ (16,317,765)
         AIM V.I. Premier Equity Fund ..................   $      41,834   $ (26,967,582)
         Janus Aspen Growth Portfolio ..................   $     246,426   $ (29,204,138)
         Janus Aspen International Growth Portfolio ....   $     279,746   $ (28,858,314)
         MFS Research Series ...........................   $     342,351   $  (7,695,640)
         MFS Emerging Growth Series ....................   $     174,935   $ (22,030,536)
         Credit Suisse Trust Global Post-Venture Fund ..   $   1,432,830   $  (4,244,425)
         American Century VP Value Fund ................   $   2,711,616   $  (7,705,564)
         Franklin Templeton Small Cap Fund .............   $     511,507   $  (9,144,181)
         Prudential Jennison 20/20 Focus Portfolio .....   $   2,241,381   $  (7,651,975)

                                      A28

                                                                  PURCHASES         SALES
                                                                 ------------   ------------
Prudential Diversified Conservative Growth Portfolio .........   $  2,662,600   $(19,277,443)
Davis Value Fund .............................................   $  4,640,877   $ (6,130,876)
AllianceBernstein Premier Growth Portfolio ...................   $  1,221,795   $ (3,161,464)
Prudential SP Alliance Large Cap Growth Portfolio ............   $ 17,103,512   $ (9,119,874)
Prudential SP Davis Value Portfolio ..........................   $ 58,325,990   $(17,618,114)
Prudential SP Goldman Sachs Small Cap Value Portfolio ........   $ 66,354,737   $(15,079,994)
Prudential SP State Street Research Small Cap Growth Portfolio   $ 25,751,589   $(14,905,354)
Prudential SP PIMCO Total Return Portfolio ...................   $ 97,975,898   $(74,045,722)
Prudential SP PIMCO High Yield Portfolio .....................   $ 64,662,465   $(22,930,536)
Janus Aspen Growth Portfolio - Service Shares ................   $  6,514,701   $ (3,699,799)
Prudential SP Large Cap Value Portfolio ......................   $ 27,670,305   $ (9,962,979)
Prudential SP AIM Core Equity Portfolio ......................   $  9,024,934   $ (3,674,796)
Prudential SP MFS Capital Opportunities Portfolio ............   $  6,951,700   $ (3,402,265)
Prudential SP Strategic Partners Focused Growth Portfolio ....   $  7,954,552   $ (3,826,587)
Prudential SP Mid Cap Growth Portfolio .......................   $ 39,301,753   $(10,758,503)
SP Prudential U.S. Emerging Growth Portfolio .................   $ 35,716,233   $(12,820,166)
Prudential SP AIM Aggressive Growth Portfolio ................   $  9,488,741   $ (3,822,137)
Prudential SP Technology Portfolio ...........................   $ 12,976,022   $ (7,243,053)
Prudential SP Conservative Asset Allocation Portfolio ........   $171,713,446   $(38,777,163)
Prudential SP Balanced Asset Allocation Portfolio ............   $325,758,065   $(44,843,642)
Prudential SP Growth Asset Allocation Portfolio ..............   $264,353,112   $(30,250,296)
Prudential SP Aggressive Growth Asset Allocation Portfolio ...   $ 62,221,496   $ (9,120,613)
Prudential SP William Blair International Growth Portfolio ...   $ 35,169,081   $(14,827,067)
Prudential SP LSV International Value Portfolio ..............   $ 23,808,651   $(11,368,732)
Evergreen VA Foundation Fund .................................   $    593,271   $   (467,398)
Evergreen VA Growth Fund .....................................   $    648,185   $   (320,465)
Evergreen VA Omega Fund ......................................   $  1,472,059   $   (854,410)
Evergreen VA Special Values Fund .............................   $  1,827,645   $   (424,388)
Evergreen VA International Equity Fund .......................   $    665,289   $    (93,673)
Evergreen VA Growth and Income Fund ..........................   $  2,305,350   $   (267,984)
Evergreen VA Fund ............................................   $    261,155   $   (231,027)

NOTE 5:  RELATED PARTY TRANSACTIONS

         Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

         The Series Fund has a management agreement with Prudential Investment LLC ("PI"), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

         The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

                                      A29

         PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

         Prudential Mutual Fund Services LLC, ("PMFS"), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent.

NOTE 6:  FINANCIAL HIGHLIGHTS

         Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

         The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options.


                                                AT YEAR ENDED                                     FOR YEAR ENDED
                                 ------------------------------------------  -------------------------------------------------------
                                  UNITS         UNIT VALUE       NET ASSETS   INVESTMENT     EXPENSE RATIO**       TOTAL RETURN***
                                 (000s)      LOWEST - HIGHEST      (000s)    INCOME RATIO*   LOWEST - HIGHEST     LOWEST - HIGHEST
                                 -------   --------------------   --------   ------------    ----------------    -------------------
                                                                   PRUDENTIAL MONEY MARKET PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   213,892   $0.97813 to $1.24840   $243,516         1.00%      1.35% to 2.00%     -0.93% to -0.33%
December 31, 2003 ............   279,425   $0.98657 to $1.25286   $324,048         0.85%      1.35% to 1.90%     -1.05% to -0.51%
December 31, 2002 ............   416,179   $0.99700 to $1.25977   $492,182         1.51%      1.35% to 1.90%     -0.17% to 0.17%
December 31, 2001 ............   424,218   $1.01101 to $1.25820   $512,809         3.83%      1.35% to 1.70%      2.38% to 2.72%

                                                                 PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   283,870   $1.31540 to $1.56260   $442,817         4.38%      1.35% to 1.65%      3.87% to 4.18%
December 31, 2003 ............   338,319   $1.26643 to $1.50079   $506,846         3.98%      1.35% to 1.65%      5.73% to 6.05%
December 31, 2002 ............   401,633   $1.19774 to $1.41582   $567,736        11.58%      1.35% to 1.65%      5.34% to 5.64%
December 31, 2001 ............   470,574   $1.13699 to $1.34090   $630,122         6.10%      1.35% to 1.65%      5.25% to 5.57%

                                                                      PRUDENTIAL EQUITY PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   266,362   $1.01871 to $1.70828   $435,764         1.24%      1.35% to 2.00%      7.77% to 8.46%
December 31, 2003 ............   285,436   $0.94205 to $1.57580   $438,294         0.99%      1.35% to 1.90%     29.19% to 29.90%
December 31, 2002 ............   308,351   $0.72737 to $1.21384   $371,345         0.83%      1.35% to 1.90%    -23.60% to -23.38%
December 31, 2001 ............   365,793   $0.95205 to $1.58490   $578,743         0.81%      1.35% to 1.65%    -12.62% to -12.35%

                                                                 PRUDENTIAL FLEXIBLE MANAGED PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    21,202   $1.60781 to $1.60781   $ 34,089         1.48%      1.40% to 1.40%      9.21% to 9.21%
December 31, 2003 ............    24,849   $1.47227 to $1.47227   $ 36,584         2.09%      1.40% to 1.40%     22.06% to 22.06%
December 31, 2002 ............    30,154   $1.20619 to $1.20619   $ 36,372         3.16%      1.40% to 1.40%    -13.94% to -13.94%
December 31, 2001 ............    37,399   $1.40164 to $1.40164   $ 52,420         3.65%      1.40% to 1.40%     -6.97% to -6.97%

                                                              PRUDENTIAL CONSERVATIVE BALANCED PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    34,197   $1.57630 to $1.57630   $ 53,905         2.04%      1.40% to 1.40%      6.54% to 6.54%
December 31, 2003 ............    40,989   $1.47948 to $1.47948   $ 60,643         2.80%      1.40% to 1.40%     17.13% to 17.13%
December 31, 2002 ............    50,764   $1.26312 to $1.26312   $ 64,121         0.00%      1.40% to 1.40%    -10.24% to -10.24%
December 31, 2001 ............    64,511   $1.40720 to $1.47020   $ 90,780         3.33%      1.40% to 1.40%     -3.36% to -3.36%

                                                                      PRUDENTIAL VALUE PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   202,438   $1.13655 to $2.17838   $396,997         1.36%      1.35% to 2.00%     14.03% to 14.76%
December 31, 2003 ............   201,621   $0.99472 to $1.89915   $362,689         1.56%      1.35% to 1.90%     25.68% to 26.37%
December 31, 2002 ............   213,942   $0.79064 to $1.50369   $315,498         1.30%      1.35% to 1.90%    -23.24% to -23.00%
December 31, 2001 ............   247,754   $1.18037 to $1.95415   $483,102         1.56%      1.35% to 1.65%     -3.65% to -3.37%

                                                                 PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   160,681   $1.21693 to $1.49829   $240,357         7.23%      1.35% to 1.65%      8.52% to 8.84%
December 31, 2003 ............   190,160   $1.12137 to $1.37730   $261,532         8.35%      1.35% to 1.65%     23.00% to 23.37%
December 31, 2002 ............   208,477   $0.91166 to $1.11685   $232,545        17.72%      1.35% to 1.65%     -0.15% to 0.18%
December 31, 2001 ............   253,782   $0.91301 to $1.11561   $282,844        11.46%      1.35% to 1.65%     -2.02% to -1.75%

                                                                PRUDENTIAL NATURAL RESOURCES PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............     3,501   $3.36558 to $3.36558   $ 11,783         3.40%      1.40% to 1.40%     23.45% to 23.45%
December 31, 2003 ............     3,694   $2.72634 to $2.72634   $ 10,070         4.24%      1.40% to 1.40%     37.08% to 37.08%
December 31, 2002 ............     4,433   $1.98889 to $1.98889   $  8,817         0.57%      1.40% to 1.40%     17.27% to 17.27%
December 31, 2001 ............     4,534   $1.69604 to $1.69604   $  7,690         2.29%      1.40% to 1.40%    -11.31% to -11.31%

                                      A30

                                                AT YEAR ENDED                                     FOR YEAR ENDED
                                 ------------------------------------------  -------------------------------------------------------
                                  UNITS         UNIT VALUE       NET ASSETS   INVESTMENT     EXPENSE RATIO**       TOTAL RETURN***
                                 (000s)      LOWEST - HIGHEST      (000s)    INCOME RATIO*   LOWEST - HIGHEST     LOWEST - HIGHEST
                                 -------   --------------------   --------   ------------    ----------------    -------------------
                                                                   PRUDENTIAL STOCK INDEX PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   443,160   $0.82464 to $1.84300   $693,094         1.64%      1.35% to 2.00%      8.29% to 8.98%
December 31, 2003 ............   434,432   $0.75934 to $1.69204   $645,369         1.48%      1.35% to 1.90%     25.79% to 26.48%
December 31, 2002 ............   410,344   $0.60247 to $1.33841   $506,071         1.19%      1.35% to 1.90%    -23.49% to -23.23%
December 31, 2001 ............   450,067   $0.78747 to $1.74431   $753,372         0.99%      1.35% to 1.70%    -13.52% to -13.21%

                                                                      PRUDENTIAL GLOBAL PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    92,115   $0.74184 to $1.58248   $128,221         0.99%      1.35% to 2.00%      7.44% to 8.13%
December 31, 2003 ............    93,158   $0.68852 to $1.46429   $121,913         0.36%      1.35% to 1.90%     31.57% to 32.28%
December 31, 2002 ............    89,622   $0.52224 to $1.10749   $ 90,783         1.06%      1.35% to 1.90%    -26.40% to -26.15%
December 31, 2001 ............    98,905   $0.70961 to $1.50029   $139,007         0.35%      1.35% to 1.70%    -18.99% to -18.71%

                                                                     PRUDENTIAL JENNISON PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   421,800   $0.61411 to $1.74849   $620,026         0.45%      1.35% to 2.00%      7.49% to 8.18%
December 31, 2003 ............   453,187   $0.56973 to $1.61723   $627,061         0.26%      1.35% to 1.90%     27.81% to 28.53%
December 31, 2002 ............   470,005   $0.44488 to $1.25897   $521,577         0.20%      1.35% to 1.90%    -32.11% to -31.87%
December 31, 2001 ............   519,480   $0.65525 to $1.84898   $891,192         0.17%      1.35% to 1.70%    -19.61% to -19.34%

                                                            PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    56,066   $1.76674 to $2.62630   $127,911         0.59%      1.35% to 1.65%     20.06% to 20.42%
December 31, 2003 ............    59,374   $1.47156 to $2.18216   $112,757         0.47%      1.35% to 1.65%     36.02% to 36.42%
December 31, 2002 ............    67,804   $1.08184 to $1.60035   $ 94,563         0.89%      1.35% to 1.65%    -16.30% to -16.05%
December 31, 2001 ............    72,079   $1.29257 to $1.90732   $120,206         0.51%      1.35% to 1.65%      3.85% to 4.15%

                                                              T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    35,382   $0.85590 to $1.14869   $ 40,479         1.09%      1.35% to 1.65%     11.92% to 12.27%
December 31, 2003 ............    37,910   $0.76471 to $1.02374   $ 38,680         1.28%      1.35% to 1.65%     28.40% to 28.77%
December 31, 2002 ............    39,723   $0.59558 to $0.79531   $ 31,480         0.90%      1.35% to 1.65%    -19.61% to -19.39%
December 31, 2001 ............    43,376   $0.74088 to $0.98698   $ 42,675         1.77%      1.35% to 1.65%    -23.46% to -23.24%

                                                                 T. ROWE PRICE EQUITY STOCK PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    84,329   $1.28960 to $1.96512   $164,796         1.56%      1.35% to 1.65%     13.05% to 13.39%
December 31, 2003 ............    91,614   $1.14069 to $1.73402   $158,057         1.69%      1.35% to 1.65%     23.46% to 23.83%
December 31, 2002 ............   100,665   $0.92390 to $1.40102   $140,402         1.59%      1.35% to 1.65%    -14.53% to -14.28%
December 31, 2001 ............   111,912   $1.08101 to $1.63523   $182,069         1.44%      1.35% to 1.65%     -0.17% to 0.13%

                                                                        OPCAP MANAGED PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   132,223   $1.05759 to $1.51433   $200,148         1.54%      1.35% to 1.65%      8.97% to 9.29%
December 31, 2003 ............   155,780   $0.97053 to $1.38628   $215,874         1.86%      1.35% TO 1.65%     19.77% to 20.12%
December 31, 2002 ............   183,137   $0.81033 to $1.15460   $211,382         2.06%      1.35% to 1.65%    -18.23% to -17.99%
December 31, 2001 ............   220,992   $0.99096 to $1.40868   $311,232         2.40%      1.35% to 1.65%     -6.44% to -6.17%

                                                                       OPCAP SMALL CAP PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    46,585   $1.97949 to $2.11349   $ 98,398         0.05%      1.35% to 1.65%     15.97% to 16.31%
December 31, 2003 ............    52,211   $1.70696 to $1.81797   $ 94,869         0.05%      1.35% to 1.65%     40.34% to 40.76%
December 31, 2002 ............    59,643   $1.21632 to $1.29217   $ 77,030         0.07%      1.35% to 1.65%    -22.91% to -22.68%
December 31, 2001 ............    66,512   $1.57777 to $1.67203   $111,147         0.78%      1.35% to 1.65%      6.59% to 6.90%

                                                                       AIM V.I. CORE EQUITY FUND
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    58,701   $0.80658 to $1.50970   $ 87,533         0.93%      1.35% to 1.65%      7.19% to 7.52%
December 31, 2003 ............    69,193   $0.75247 to $1.40486   $ 96,053         0.98%      1.35% to 1.65%     22.40% to 22.75%
December 31, 2002 ............    80,527   $0.61477 to $1.14498   $ 91,255         0.30%      1.35% to 1.65%    -16.95% to -16.70%
December 31, 2001 ............    97,304   $0.74028 to $1.37536   $132,510         0.04%      1.35% to 1.65%    -24.08% to -23.85%

                                                                     AIM V.I. PREMIER EQUITY FUND
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   109,220   $0.70444 to $1.37519   $148,445         0.44%      1.35% to 1.65%      4.07% to 4.36%
December 31, 2003 ............   128,355   $0.67689 to $1.31839   $167,348         0.30%      1.35% to 1.65%     23.07% to 23.42%
December 31, 2002 ............   149,965   $0.55001 to $1.06879   $158,640         0.30%      1.35% to 1.65%    -31.40% to -31.19%
December 31, 2001 ............   189,548   $0.80174 to $1.55406   $290,383         0.12%      1.35% to 1.65%    -13.97% to -13.72%

                                                                     JANUS ASPEN GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   108,636   $0.68751 to $1.40646   $150,008         0.14%      1.35% to 1.65%      2.81% to 3.13%
December 31, 2003 ............   128,974   $0.66870 to $1.36461   $172,930         0.09%      1.35% to 1.65%     29.57% to 29.96%
December 31, 2002 ............   152,436   $0.51608 to $1.05047   $157,514         0.00%      1.35% to 1.65%    -27.71% to -27.49%
December 31, 2001 ............   191,976   $0.71393 to $1.44951   $273,310         0.07%      1.35% to 1.65%    -25.94% to -25.73%

                                      A31

                                                AT YEAR ENDED                                     FOR YEAR ENDED
                                 ------------------------------------------  -------------------------------------------------------
                                  UNITS         UNIT VALUE       NET ASSETS   INVESTMENT     EXPENSE RATIO**       TOTAL RETURN***
                                 (000s)      LOWEST - HIGHEST      (000s)    INCOME RATIO*   LOWEST - HIGHEST     LOWEST - HIGHEST
                                 -------   --------------------   --------   ------------    ----------------    -------------------
                                                              JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    94,695   $1.03659 to $1.83930   $172,017         0.90%      1.35% to 1.65%     17.02% to 17.35%
December 31, 2003 ............   110,936   $0.88582 to $1.56797   $171,973         1.22%      1.35% to 1.65%     32.73% to 33.12%
December 31, 2002 ............   133,117   $0.66739 to $1.17846   $155,179         0.84%      1.35% to 1.65%    -26.80% to -26.57%
December 31, 2001 ............   161,800   $0.91170 to $1.60593   $256,671         1.01%      1.35% to 1.65%    -24.46% to -24.25%

                                                                          MFS RESEARCH SERIES
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    33,162   $0.86562 to $1.38048   $ 45,567         1.08%      1.35% to 1.65%     13.97% to 14.31%
December 31, 2003 ............    38,554   $0.75952 to $1.20836   $ 46,388         0.68%      1.35% to 1.65%     22.68% to 23.03%
December 31, 2002 ............    44,963   $0.61911 to $0.98255   $ 43,990         0.28%      1.35% to 1.65%    -25.77% to -25.54%
December 31, 2001 ............    55,542   $0.83402 to $1.32030   $ 73,006         0.01%      1.35% to 1.65%    -22.52% to -22.30%

                                                                      MFS EMERGING GROWTH SERIES
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    98,291   $0.70362 to $1.29091   $126,133         0.00%      1.35% to 1.65%     11.13% to 11.46%
December 31, 2003 ............   115,437   $0.63317 to $1.15881   $132,948         0.00%      1.35% to 1.65%     28.12% to 28.49%
December 31, 2002 ............   132,891   $0.49421 to $0.90235   $119,194         0.00%      1.35% to 1.65%    -34.84% to -34.64%
December 31, 2001 ............   161,015   $0.75847 to $1.38140   $221,049         0.00%      1.35% to 1.65%    -34.56% to -34.37%

                                                             CREDIT SUISSE TRUST GLOBAL POST-VENTURE FUND
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    22,247   $0.85361 to $1.12210   $ 24,922         0.00%      1.35% to 1.65%     16.07% to 16.42%
December 31, 2003 ............    24,730   $0.73541 to $0.96436   $ 23,813         0.00%      1.35% to 1.65%     45.26% to 45.68%
December 31, 2002 ............    27,585   $0.50628 to $0.66230   $ 18,245         0.00%      1.35% to 1.65%    -35.22% to -35.03%
December 31, 2001 ............    32,529   $0.78159 to $1.01997   $ 33,111         0.00%      1.35% to 1.65%    -29.79% to -29.58%

                                                                    AMERICAN CENTURY VP VALUE FUND
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    34,892   $1.54228 to $1.83772   $ 63,894         1.01%      1.35% to 1.65%     12.49% to 12.81%
December 31, 2003 ............    37,346   $1.37107 to $1.62974   $ 60,648         1.09%      1.35% to 1.65%     26.87% to 27.23%
December 31, 2002 ............    42,190   $1.08073 to $1.28151   $ 53,892         0.93%      1.35% to 1.65%    -14.04% to -13.79%
December 31, 2001 ............    47,581   $1.25721 to $1.48719   $ 70,465         0.97%      1.35% to 1.65%     11.01% to 11.33%

                                                                   FRANKLIN TEMPLETON SMALL CAP FUND
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    39,929   $0.90516 to $1.54056   $ 60,060         0.00%      1.35% to 1.65%      9.66% to 9.99%
December 31, 2003 ............    45,499   $0.82539 to $1.40143   $ 62,294         0.00%      1.35% to 1.65%     35.01% to 35.41%
December 31, 2002 ............    51,618   $0.61134 to $1.03547   $ 52,263         0.25%      1.35% to 1.65%    -29.84% to -29.63%
December 31, 2001 ............    59,762   $0.87136 to $1.47241   $ 86,173         0.38%      1.35% to 1.65%    -16.61% to -16.37%

                                                               PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    51,736   $1.14958 to $1.20003   $ 62,053         0.10%      1.35% to 1.65%     14.05% to 14.39%
December 31, 2003 ............    56,016   $1.00792 to $1.04952   $ 58,759         0.22%      1.35% to 1.65%     27.20% to 27.59%
December 31, 2002 ............    63,260   $0.79236 to $0.82304   $ 52,044         0.02%      1.35% to 1.65%    -23.51% to -23.28%
December 31, 2001 ............    74,002   $1.03593 to $1.07339   $ 79,379         0.44%      1.35% to 1.65%     -2.60% to -2.31%

                                                         PRUDENTIAL DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   123,176   $1.26658 to $1.28576   $157,523         3.12%      1.35% to 1.65%      7.79% to 8.11%
December 31, 2003 ............   135,064   $1.17504 to $1.18932   $159,862         4.45%      1.35% to 1.65%     19.61% to 19.95%
December 31, 2002 ............   149,785   $0.98242 to $0.99155   $147,869         0.22%      1.35% to 1.65%     -8.61% to -8.34%
December 31, 2001 ............   178,359   $1.07498 to $1.08181   $192,181         4.14%      1.35% to 1.65%     -0.12% to 0.16%

                                                                           DAVIS VALUE FUND
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    69,705   $1.01470 to $1.02858   $ 71,511         0.83%      1.35% to 1.65%     10.51% to 10.85%
December 31, 2003 ............    70,263   $0.91822 to $0.92794   $ 65,072         0.80%      1.35% to 1.65%     27.67% to 28.01%
December 31, 2002 ............    67,128   $0.71923 to $0.72488   $ 48,590         0.70%      1.35% to 1.65%    -17.62% to -17.37%
December 31, 2001 ............    69,853   $0.87309 to $0.87731   $ 61,228         0.46%      1.35% to 1.65%    -11.83% to -11.57%

                                                              ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    19,560   $0.57025 to $0.57864   $ 11,286         0.00%      1.35% to 1.65%      6.60% to 6.91%
December 31, 2003 ............    22,881   $0.53496 to $0.54123   $ 12,354         0.00%      1.35% to 1.65%     21.34% to 21.74%
December 31, 2002 ............    24,149   $0.44088 to $0.44458   $ 10,716         0.00%      1.35% to 1.65%    -31.97% to -31.75%
December 31, 2001 ............    29,141   $0.64805 to $0.65137   $ 18,960         0.00%      1.35% to 1.65%    -18.73% to -18.48%

                                                           PRUDENTIAL SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    60,177   $0.61576 to $1.23406   $ 53,433         0.00%      1.40% to 2.00%      4.01% to 4.65%
December 31, 2003 ............    53,417   $0.59025 to $0.95090   $ 42,367         0.00%      1.40% to 1.90%     21.55% to 22.14%
December 31, 2002 ............    36,087   $0.48468 to $0.78002   $ 19,331         0.00%      1.40% to 1.90%    -32.34% to -32.14%
December 31, 2001 ............    23,036   $0.71633 to $0.88230   $ 17,131         0.03%      1.40% to 1.70%    -15.89% to -15.64%

                                      A32

NOTE 6:           FINANCIAL HIGHLIGHTS (CONTINUED)


                                                AT YEAR ENDED                                     FOR YEAR ENDED
                                 ------------------------------------------  -------------------------------------------------------
                                  UNITS         UNIT VALUE       NET ASSETS   INVESTMENT     EXPENSE RATIO**       TOTAL RETURN***
                                 (000s)      LOWEST - HIGHEST      (000s)    INCOME RATIO*   LOWEST - HIGHEST     LOWEST - HIGHEST
                                 -------   --------------------   --------   ------------    ----------------    -------------------
                                                                  PRUDENTIAL SP DAVIS VALUE PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   189,704   $1.04012 to $1.38531   $228,840         0.40%      1.40% to 2.00%     10.32% to 10.98%
December 31, 2003 ............   155,813   $0.94006 to $1.10632   $164,272         0.46%      1.40% to 1.90%     27.00% to 27.63%
December 31, 2002 ............   106,230   $0.73878 to $0.86688   $ 81,449         0.01%      1.40% to 1.90%    -17.11% to -16.86%
December 31, 2001 ............    65,733   $0.89127 to $0.92029   $ 59,052         0.59%      1.40% to 1.70%    -11.94% to -11.69%

                                                         PRUDENTIAL SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   149,233   $1.20315 to $1.53719   $213,281         0.17%      1.35% to 2.00%     18.32% to 19.07%
December 31, 2003 ............   108,305   $1.01585 to $1.24988   $128,463         0.03%      1.35% to 1.90%     30.63% to 31.34%
December 31, 2002 ............    67,383   $0.77764 to $0.95217   $ 59,474         0.55%      1.35% to 1.90%    -15.82% to -15.52%
December 31, 2001 ............    28,977   $1.00124 to $1.12776   $ 31,114         1.06%      1.35% to 1.70%      1.39% to 1.69%

                                                    PRUDENTIAL SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    38,777   $0.60112 to $1.27212   $ 36,834         0.00%      1.40% to 2.00%     -2.87% to -2.29%
December 31, 2003 ............    29,424   $0.61704 to $1.01108   $ 26,084         0.00%      1.40% to 1.90%     32.21% to 32.87%
December 31, 2002 ............    17,603   $0.46578 to $0.76251   $  9,683         0.00%      1.35% to 1.90%    -31.43% to -31.22%
December 31, 2001 ............    10,454   $0.67926 to $0.92677   $  7,640         0.00%      1.35% to 1.70%    -18.56% to -18.31%
                                                              PRUDENTIAL SP PIMCO TOTAL RETURN PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   403,102   $1.04519 to $1.31224   $471,428         1.95%      1.35% to 2.00%      3.20% to 3.89%
December 31, 2003 ............   369,822   $1.09611 to $1.26394   $424,483         2.48%      1.35% to 1.90%      3.87% to 4.45%
December 31, 2002 ............   282,337   $1.05530 to $1.21092   $320,162         2.97%      1.35% to 1.90%      7.57% to 7.93%
December 31, 2001 ............    90,215   $1.03942 to $1.12247   $ 97,602         3.35%      1.35% to 1.70%      6.82% to 7.13%

                                                               PRUDENTIAL SP PIMCO HIGH YIELD PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   146,925   $1.16040 to $1.33818   $189,300         6.80%      1.40% to 2.00%      7.18% to 7.81%
December 31, 2003 ............   110,566   $1.16517 to $1.24124   $132,701         6.92%      1.40% to 1.90%     20.13% to 20.74%
December 31, 2002 ............    49,943   $0.96993 to $1.02813   $ 50,232         7.48%      1.40% to 1.90%     -1.52% to -1.24%
December 31, 2001 ............    26,698   $1.01231 to $1.04100   $ 27,527         7.09%      1.40% to 1.70%      2.20% to 2.52%

                                                             JANUS ASPEN GROWTH PORTFOLIO - SERVICE SHARES
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    26,095   $0.58487 to $1.28061   $ 22,332         0.00%      1.40% to 2.00%      2.16% to 2.77%
December 31, 2003 ............    24,483   $0.57082 to $1.00180   $ 18,639         0.00%      1.40% to 1.90%     29.06% to 29.69%
December 31, 2002 ............    19,693   $0.44152 to $0.77398   $  9,935         0.00%      1.40% to 1.90%    -27.95% to -27.72%
December 31, 2001 ............    15,055   $0.61281 to $0.78373   $  9,682         0.00%      1.40% to 1.70%    -26.15% to -25.93%

                                                                PRUDENTIAL SP LARGE CAP VALUE PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    77,841   $1.09631 to $1.41075   $ 94,236         0.78%      1.35% to 2.00%     15.44% to 16.19%
December 31, 2003 ............    62,105   $0.94638 to $1.04790   $ 63,307         0.00%      1.35% to 1.90%     24.40% to 25.07%
December 31, 2002 ............    42,897   $0.75888 to $0.83825   $ 33,367         1.22%      1.35% to 1.90%    -17.77% to -17.49%
December 31, 2001 ............    21,808   $0.92241 to $0.94081   $ 20,346         1.18%      1.35% to 1.70%    -10.16% to -9.89%

                                                                PRUDENTIAL SP AIM CORE EQUITY PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    28,927   $0.69173 to $1.28542   $ 27,334         0.46%      1.40% to 2.00%      6.66% to 7.30%
December 31, 2003 ............    24,460   $0.64656 to $1.04529   $ 19,905         0.32%      1.40% to 1.90%     21.38% to 21.98%
December 31, 2002 ............    20,905   $0.53161 to $0.85696   $ 12,421         0.00%      1.40% to 1.90%    -16.62% to -16.38%
December 31, 2001 ............    15,144   $0.63760 to $0.84109   $ 10,081         0.00%      1.40% to 1.70%    -23.97% to -23.74%

                                                           PRUDENTIAL SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    24,771   $0.66452 to $1.33789   $ 23,700         0.19%      1.35% to 2.00%     10.19% to 10.87%
December 31, 2003 ............    22,034   $0.60135 to $0.95573   $ 17,646         0.11%      1.35% to 1.90%     24.44% to 25.14%
December 31, 2002 ............    15,207   $0.48243 to $0.76575   $  8,169         0.00%      1.35% to 1.90%    -29.87% to -29.63%
December 31, 2001 ............    10,537   $0.68787 to $0.81060   $  7,564         0.18%      1.35% to 1.70%    -24.56% to -24.34%

                                                       PRUDENTIAL SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    28,430   $0.65198 to $1.30209   $ 26,017         0.00%      1.35% to 2.00%      8.42% to 9.11%
December 31, 2003 ............    24,824   $0.59950 to $1.00077   $ 19,412         0.00%      1.35% to 1.90%     23.49% to 24.16%
December 31, 2002 ............    17,956   $0.48451 to $0.80793   $  9,834         0.00%      1.35% to 1.90%    -26.51% to -26.28%
December 31, 2001 ............    10,903   $0.65929 to $0.85719   $  7,467         0.02%      1.35% to 1.70%    -16.72% to -16.48%

                                                                PRUDENTIAL SP MID CAP GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    95,143   $0.64649 to $1.57888   $ 92,650         0.00%      1.35% to 2.00%     17.21% to 17.96%
December 31, 2003 ............    67,470   $0.54998 to $0.93944   $ 50,518         0.00%      1.35% to 1.90%     37.48% to 38.25%
December 31, 2002 ............    33,702   $0.39925 to $0.68122   $ 14,900         0.00%      1.35% to 1.90%    -47.23% to -47.05%
December 31, 2001 ............    18,905   $0.75655 to $0.81566   $ 14,631         0.06%      1.35% to 1.70%    -22.23% to -22.01%

                                       A33

                                                AT YEAR ENDED                                     FOR YEAR ENDED
                                 ------------------------------------------  -------------------------------------------------------
                                  UNITS         UNIT VALUE       NET ASSETS   INVESTMENT     EXPENSE RATIO**       TOTAL RETURN***
                                 (000s)      LOWEST - HIGHEST      (000s)    INCOME RATIO*   LOWEST - HIGHEST     LOWEST - HIGHEST
                                 -------   --------------------   --------   ------------    ----------------    -------------------
                                                             SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    93,665   $0.75197 to $1.63587   $108,264         0.00%      1.35% to 2.00%     19.01% to 19.78%
December 31, 2003 ............    76,118   $0.63000 to $1.05808   $ 67,589         0.00%      1.35% to 1.90%     39.45% to 40.20%
December 31, 2002 ............    41,584   $0.45086 to $0.75658   $ 21,753         0.00%      1.35% to 1.90%    -33.22% to -32.98%
December 31, 2001 ............    24,616   $0.67514 to $0.87454   $ 17,947         0.00%      1.35% to 1.70%    -19.14% to -18.91%

                                                             PRUDENTIAL SP AIM AGGRESSIVE GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    23,874   $0.67571 to $1.35327   $ 24,667         0.00%      1.40% to 2.00%     9.67% to 10.33%
December 31, 2003 ............    19,203   $0.61425 to $1.00158   $ 16,512         0.00%      1.40% to 1.90%     24.16% to 24.77%
December 31, 2002 ............    13,148   $0.49375 to $0.80273   $  7,496         0.00%      1.40% to 1.90%    -22.27% to -22.05%
December 31, 2001 ............     7,676   $0.63522 to $0.87500   $  5,143         0.00%      1.40% to 1.70%    -25.79% to -25.57%

                                                                  PRUDENTIAL SP TECHNOLOGY PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    28,765   $0.44440 to $1.32188   $ 23,030         0.00%      1.35% to 2.00%     -1.96% to -1.32%
December 31, 2003 ............    24,731   $0.45192 to $0.95387   $ 17,234         0.00%      1.35% to 1.90%     39.75% to 40.50%
December 31, 2002 ............    15,634   $0.32275 to $0.68057   $  5,698         0.00%      1.35% to 1.90%    -42.31% to -42.13%
December 31, 2001 ............    11,944   $0.55947 to $0.81234   $  7,119         0.00%      1.35% to 1.70%    -26.31% to -26.09%

                                                         PRUDENTIAL SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   368,692   $1.11720 to $1.22048   $432,866         1.32%      1.35% to 2.00%      6.75% to 7.44%
December 31, 2003 ............   246,729   $1.04299 to $1.07868   $267,381         1.21%      1.35% to 1.90%     14.32% to 14.94%
December 31, 2002 ............   121,341   $0.91013 to $0.93918   $111,677         0.27%      1.35% to 1.90%     -7.45% to -7.13%
December 31, 2001 ............    47,726   $0.98298 to $0.98804   $ 47,031         3.00%      1.35% to 1.70%     -1.93% to -1.64%

                                                           PRUDENTIAL SP BALANCED ASSET ALLOCATION PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   636,614   $1.03936 to $1.30793   $772,350         0.75%      1.35% to 2.00%      8.91% to 9.61%
December 31, 2003 ............   389,561   $0.95147 to $1.07966   $421,057         0.79%      1.35% to 1.90%     20.59% to 21.23%
December 31, 2002 ............   166,934   $0.78749 to $0.89088   $138,130         0.00%      1.35% to 1.90%    -13.16% TO -12.85%
December 31, 2001 ............    70,953   $0.90679 to $0.94990   $ 65,531         2.78%      1.35% to 1.70%     -7.40% to -7.14%

                                                           PRUDENTIAL SP GROWTH ASSET ALLOCATION PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............   477,746   $0.93943 to $1.38211   $597,023         0.40%      1.35% to 2.00%     10.83% to 11.54%
December 31, 2003 ............   281,219   $0.84514 to $1.06700   $301,059         0.44%      1.35% to 1.90%     25.88% to 26.57%
December 31, 2002 ............   120,052   $0.67004 to $0.84346   $ 88,202         0.00%      1.35% to 1.90%    -18.65% to -18.35%
December 31, 2001 ............    54,257   $0.82369 to $0.90967   $ 45,992         1.56%      1.35% to 1.70%    -13.39% to -13.13%

                                                      PRUDENTIAL SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
                                                                                                               --------------------
December 31, 2004 ............    92,089   $0.84470 to $1.44765   $117,544         0.05%      1.40% to 2.00%     12.51% to 13.17%
December 31, 2003 ............    49,024   $0.74865 to $1.05061   $ 51,315         0.02%      1.40% to 1.90%     30.30% to 30.96%
December 31, 2002 ............    20,717   $0.57340 to $0.80240   $ 13,525         0.00%      1.35% to 1.90%    -23.46% to -23.24%
December 31, 2001 ............     9,469   $0.74916 to $0.87109   $  7,367         0.37%      1.35% to 1.70%    -19.37% to -19.12%

                                                      PRUDENTIAL SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    58,453   $0.64107 to $1.55290   $ 63,262         0.19%      1.35% to 2.00%     14.26% to 14.98%
December 31, 2003 ............    40,928   $0.55950 to $1.10501   $ 34,917         0.26%      1.35% to 1.90%     36.98% to 37.73%
December 31, 2002 ............    28,228   $0.40766 to $0.80285   $ 14,017         0.00%      1.35% to 1.90%    -23.86% to -23.60%
December 31, 2001 ............    17,864   $0.53544 to $0.74180   $ 10,336         0.32%      1.35% to 1.70%    -36.71% to -36.51%

                                                            PRUDENTIAL SP LSV INTERNATIONAL VALUE PORTFOLIO
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............    56,155   $0.83972 to $1.45822   $ 64,335         0.43%      1.40% to 2.00%     13.54% to 14.21%
December 31, 2003 ............    45,767   $0.73752 to $1.07261   $ 43,370         0.71%      1.40% to 1.90%     25.00% to 25.62%
December 31, 2002 ............    31,180   $0.58896 to $0.85393   $ 20,521         0.00%      1.40% to 1.90%    -18.56% to -18.31%
December 31, 2001 ............    18,004   $0.72306 to $0.84741   $ 13,426         0.63%      1.35% to 1.70%    -23.36% to -23.13%

                                                         EVERGREEN VA FOUNDATION FUND (AVAILABLE MAY 7, 2001)
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............     1,326   $1.01405 to $1.18087   $  1,554         0.86%      1.40% to 1.85%      4.37% to 4.85%
December 31, 2003 ............     1,190   $0.96717 to $0.96717   $  1,335         6.21%      1.40% to 1.40%     14.17% to 14.17%
December 31, 2002 ............         7   $0.84711 to $0.84711   $      6         0.28%      1.40% to 1.40%    -10.91% to -10.91%
December 31, 2001 ............        19   $0.95089 to $0.95089   $     18        14.47%      1.40% to 1.40%     -4.91% to -4.91%

                                                           EVERGREEN VA GROWTH FUND (AVAILABLE MAY 7, 2001)
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............     1,020   $1.12462 to $1.51675   $  1,536         0.00%      1.40% to 1.85%     11.80% to 12.29%
December 31, 2003 ............       766   $1.00452 to $1.00452   $  1,031         0.00%      1.70% to 1.70%     36.66% to 36.66%
December 31, 2002 ............         5   $0.73505 to $0.73505   $      3         0.00%      1.70% to 1.70%    -24.48% to -24.48%

                                       A34

                                                AT YEAR ENDED                                     FOR YEAR ENDED
                                 ------------------------------------------  -------------------------------------------------------
                                  UNITS         UNIT VALUE       NET ASSETS   INVESTMENT     EXPENSE RATIO**       TOTAL RETURN***
                                 (000s)      LOWEST - HIGHEST      (000s)    INCOME RATIO*   LOWEST - HIGHEST     LOWEST - HIGHEST
                                 -------   --------------------   --------   ------------    ----------------    -------------------
                                                            EVERGREEN VA OMEGA FUND (AVAILABLE MAY 7, 2001)
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............     2,484   $0.96898 to $1.41333   $  3,469         0.00%      1.40% to 1.85%      5.26% to 5.74%
December 31, 2003 ............     1,962   $0.92642 to $1.04554   $  2,607         0.00%      1.40% to 1.70%     37.70% to 38.11%
December 31, 2002 ............        22   $0.67078 to $0.75856   $     17         0.00%      1.40% to 1.70%    -26.41% to -26.41%
December 31, 2001 ............         4   $0.91152 to $0.91152   $      4         0.00%      1.40% to 1.40%     -8.85% to -8.85%

                                                       EVERGREEN VA SPECIAL VALUES FUND (AVAILABLE MAY 7, 2001)
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............     2,603   $1.28607 to $1.48703   $  3,833         1.15%      1.40% to 1.85%     18.19% to 18.71%
December 31, 2003 ............     1,471   $1.08655 to $1.20289   $  1,830         0.30%      1.40% to 1.70%     27.35% to 27.72%
December 31, 2002 ............        48   $0.85230 to $0.94182   $     42         0.34%      1.40% to 1.70%    -14.06% to -13.81%
December 31, 2001 ............         4   $1.09268 to $1.09268   $      4         0.81%      1.40% to 1.40%      9.27% to 9.27%

                                                  EVERGREEN VA INTERNATIONAL EQUITY FUND (AVAILABLE DECEMBER 5, 2003)
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............        87   $12.21880 to $12.27702 $  1,062         1.61%      1.40% to 1.85%     17.04% to 17.56%
December 31, 2003 ............        34   $10.43946 to $10.44289 $    350         0.93%      1.40% to 1.85%      4.50% to 4.53%

                                                   EVERGREEN VA GROWTH AND INCOME FUND (AVAILABLE DECEMBER 5, 2003)
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............       266   $11.14557 to $11.19868 $  2,976         1.69%      1.40% to 1.85%      7.23% to 7.70%
December 31, 2003 ............        68   $10.39444 to $10.39784 $    710         0.51%      1.40% to 1.85%      4.80% to 4.83%

                                                            EVERGREEN VA FUND (AVAILABLE DECEMBER 5, 2003)
                                 ---------------------------------------------------------------------------------------------------
December 31, 2004 ............       110   $11.00339 to $11.04420 $  1,208         0.21%      1.50% to 1.85%      6.42% to 6.79%
December 31, 2003 ............       105   $10.33946 to $10.34209 $  1,086         0.00%      1.40% to 1.85%      4.21% to 4.23%

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the years ended December 31, 2004, 2003, 2002 and 2001 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

CHARGES AND EXPENSES

         A. Mortality Risk and Expense Risk Charges

         The mortality risk and expense risk charges are applied daily against the net assets of each contract. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life. The mortality risk and expense risk charges are assessed through the reduction in unit values.

         B. Administration Charge

         The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. A charge is assessed through the redemption of units.

                                      A35

                                                                                  MORTALITY &
         CONTRACTS:                                                              EXPENSE CHARGE:           ADMINISTRATION CHARGE:
         ---------                                                              -----------------         ------------------------
         Strategic Partners Annuity One
              Basic                                                                   1.40%                         0.00%
              GMDB Annual Step Up or 5% Roll Up                                       1.60%                         0.00%
              GMDB with-Greater of Roll Up or Step Up                                 1.70%                         0.00%
         Strategic Partners Annuity One Enhanced - Non Bonus Version
             Basic                                                                    1.40%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.60%                         0.00%
             GMDB with-Greater of Roll Up or Step Up                                  1.70%                         0.00%
         Strategic Partners Annuity One Enhanced - Bonus Version
             Basic                                                                    1.50%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.70%                         0.00%
             GMDB with-Greater of Roll Up or Step Up                                  1.80%                         0.00%
         Strategic Partners Plus
             Basic                                                                    1.40%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.60%                         0.00%
             GMDB with Step Up and Roll Up                                            1.70%                         0.00%
         Strategic Partners Plus Enhanced - Non Bonus Version
             Basic                                                                    1.40%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.60%                         0.00%
             GMDB with Step Up and Roll Up                                            1.70%                         0.00%
         Strategic Partners Plus Enhanced - Bonus Version
             Basic                                                                    1.50%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.70%                         0.00%
             GMDB with Step Up and Roll Up                                            1.80%                         0.00%
         Strategic Partners Select GMDB with Step Up and Roll Up                      1.52%                         0.00%
         Strategic Partners Advisor
             Basic                                                                    1.40%                         0.00%
             GMDB with Step Up and Roll Up                                            1.65%                         0.00%
         Strategic Partners FlexElite
             Basic                                                                    1.60%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.80%                         0.00%
             GMDB with-Greater of Roll Up or Step Up                                  1.90%                         0.00%
         Strategic Partners Enhanced FlexElite
             Basic                                                                    1.65%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.90%                         0.00%
             GMDB with-Greater of Roll Up or Step Up                                  2.00%                         0.00%
         Strategic Partners Plus Enhanced III - Non Bonus Version
             Basic                                                                    1.50%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.75%                         0.00%
             GMDB with-Greater of Roll Up or Step Up                                  1.85%                         0.00%
         Strategic Partners Plus Enhanced III - Bonus Version
             Basic                                                                    1.40%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.65%                         0.00%
             GMDB with-Greater of Roll Up or Step Up                                  1.75%                         0.00%
         Strategic Partners Annuity One Enhanced III - Non Bonus Version
             Basic                                                                    1.50%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.75%                         0.00%
             GMDB with-Greater of Roll Up or Step Up                                  1.85%                         0.00%
         Strategic Partners Annuity One Enhanced III - Bonus Version
             Basic                                                                    1.40%                         0.00%
             GMDB Annual Step Up or 5% Roll Up                                        1.60%                         0.00%
             GMDB with-Greater of Roll Up or Step Up                                  1.75%                         0.00%
         Discovery Preferred Variable Annuity                                         1.25%                         0.15%
         Discovery Select Variable Annuity                                            1.25%                         0.15%
         Discovery Choice
             Basic                                                                    1.35%                         0.00%
             Enhanced                                                                 1.65%                         0.00%

                                      A36

         C. Withdrawal Charges

         A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0% - 8%. This charge is assessed through the redemption of units.

                                      A37

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




To the Contract Owners of
Pruco Life Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company



In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the Pruco Life Flexible Premium Variable Annuity Account at December 31, 2004, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2004 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.







PricewaterhouseCoopers LLP
New York, New York
March 31, 2005

                                       A38

Pruco Life Insurance Company and Subsidiaries
Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Financial Position
As of December 31, 2004 and December 31, 2003 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                                2004            2003

                                                                            ----------------------------
ASSETS
Fixed maturities available for sale,
    at fair value (amortized cost, 2004 - $6,114,020;  2003 - $5,682,043)   $  6,339,103    $  5,953,815
Policy loans                                                                     856,755         848,593
Short-term investments                                                           122,061         160,635
Other long-term investments                                                       28,258          89,478
                                                                            ----------------------------
     Total investments                                                         7,346,177       7,052,521
Cash and cash equivalents                                                        743,533         253,564
Deferred policy acquisition costs                                              1,429,027       1,380,710
Accrued investment income                                                        101,432          96,790
Reinsurance recoverables                                                         765,045         517,410
Receivables from Parent and affiliates                                            50,339          53,138
Deferred sales inducements and other assets                                      124,868          88,736
Separate account assets                                                       17,326,555      15,772,262
                                                                            ----------------------------
TOTAL ASSETS                                                                $ 27,886,976    $ 25,215,131
                                                                            ============================

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                                             $  6,122,924    $  5,582,633
Future policy benefits and other policyholder liabilities                      1,325,836       1,068,977
Cash collateral for loaned securities                                            410,718         431,571
Securities sold under agreement to repurchase                                     45,254          97,102
Income taxes payable                                                             433,966         335,665
Other liabilities                                                                330,966         111,865
Separate account liabilities                                                  17,326,555      15,772,262
                                                                            ----------------------------
Total liabilities                                                             25,996,219      23,400,075
                                                                            ----------------------------

CONTINGENCIES (See Note 12)

STOCKHOLDER'S EQUITY
Common stock, ($10 par value;
        1,000,000 shares, authorized;
        250,000 shares, issued and outstanding)                                    2,500           2,500
Additional paid-in capital                                                       455,377         459,654
Deferred compensation                                                             (1,173)           (850)
Accumulated other comprehensive income                                            74,527         107,687
Retained earnings                                                              1,359,526       1,246,065
                                                                            ----------------------------
Total stockholder's equity                                                     1,890,757       1,815,056
                                                                            ----------------------------
TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                                   $ 27,886,976    $ 25,215,131
                                                                            ============================

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2004, 2003 and 2002 (in thousands)
--------------------------------------------------------------------------------

                                                      2004           2003           2002

                                                  -----------    -----------    -----------
REVENUES

Premiums                                          $    83,287    $   142,140    $   128,854
Policy charges and fee income                         642,021        570,158        529,887
Net investment income                                 373,552        344,628        334,486
Realized investment gains (losses), net                 5,011         (2,770)       (68,037)
Asset management fees                                  15,747         13,218         11,397
Other income                                           10,514          9,595          9,536
                                                  -----------    -----------    -----------

Total revenues                                      1,130,132      1,076,969        946,123
                                                  -----------    -----------    -----------

BENEFITS AND EXPENSES

Policyholders' benefits                               275,378        332,114        275,251
Interest credited to policyholders' account
balances                                              250,675        227,992        204,813
General, administrative and other expenses            458,590        397,881        505,064
                                                  -----------    -----------    -----------

Total benefits and expenses                           984,643        957,987        985,128
                                                  -----------    -----------    -----------

Income from operations before income taxes and
cumulative effect of accounting change                145,489        118,982        (39,005)

Income taxes:
   Current                                             59,682        (69,617)       (64,656)
   Deferred                                           (36,804)       103,666         12,153
                                                  -----------    -----------    -----------
Total income tax expense (benefit)                     22,878         34,049        (52,503)
                                                  -----------    -----------    -----------

Net Income from Operations Before Cumulative
Effect of Accounting Change                           122,611         84,933         13,498

Cumulative effect of accounting change, net of
taxes                                                  (9,150)            --             --

                                                  -----------    -----------    -----------
NET INCOME                                            113,461         84,933         13,498
                                                  -----------    -----------    -----------

Change in net unrealized investment gains, net        (41,944)         8,379         57,036
of taxes
Cumulative effect of accounting change,
net of taxes                                            4,030             --             --
Foreign currency translation adjustments                   --             --            149
                                                  -----------    -----------    -----------

Other comprehensive income (loss), net of taxes       (37,914)         8,379         57,185
                                                  -----------    -----------    -----------

COMPREHENSIVE INCOME                              $    75,547    $    93,312    $    70,683
                                                  ===========    ===========    ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Stockholder's Equity
Periods Ended December 30, 2004, 2003 and 2002 (in thousands)
-------------------------------------------------------------

                                                                                                       Accumulated
                                                                                                          Other           Total
                                             Common        Paid-in-       Retained       Deferred      Comprehensive   Stockholder's
                                              Stock         Capital       Earnings     Compensation    Income (Loss)      Equity
                                           -----------    -----------   -----------    ------------    -------------   -------------
Balance, January 1, 2002                   $     2,500    $   466,748   $ 1,147,665     $        --     $    34,566     $ 1,651,479

Net income                                          --             --        13,498              --              --          13,498

Adjustments to policy credits issued to
eligible policyholders                              --             --           (27)             --              --             (27)

Change in foreign currency translation
adjustments, net of taxes                           --             --            --              --             149             149

Change in net unrealized investment
gains, net of taxes                                 --             --            --              --          57,036          57,036
                                           -----------    -----------   -----------     -----------     -----------     -----------
Balance, December 31, 2002                       2,500        466,748     1,161,136              --          91,751       1,722,135

Net income                                          --             --        84,933              --              --          84,933

Adjustments to policy credits issued to
eligible policyholders                              --             --            (4)             --              --              (4)

Purchase of fixed maturities from an
affiliate, net of taxes                             --         (7,557)           --              --           7,557              --

Stock-based compensation programs                   --            463            --            (850)             --            (387)

Change in net unrealized investment
gains, net of taxes                                 --             --            --              --           8,379           8,379
                                           -----------    -----------   -----------     -----------     -----------     -----------
Balance, December 31, 2003                       2,500        459,654     1,246,065            (850)        107,687       1,815,056

Net income                                          --             --       113,461              --              --         113,461

Purchase of fixed maturities from an
affiliate, net of taxes                             --         (4,754)           --              --           4,754              --

Stock-based compensation programs                   --            477            --            (323)             --             154

Cumulative effect of accounting change,
net of taxes                                        --             --            --              --           4,030           4,030

Change in net unrealized investment
gains, net of taxes                                 --             --            --              --         (41,944)        (41,944)
                                           -----------    -----------   -----------     -----------     -----------     -----------
Balance, December 31, 2004                 $     2,500    $   455,377   $ 1,359,526     $    (1,173)    $    74,527     $ 1,890,757
                                           ===========    ===========   ===========     ===========     ===========     ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows
Year Ended December 31, 2004, 2003 and 2002 (in thousands)
--------------------------------------------------------------------------------

                                                                            2004            2003            2002
                                                                         -----------     -----------     -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                               $   113,461     $    84,933     $    13,498
Adjustments to reconcile net income to net cash from
     (used in) operating activities:
     Policy charges and fee income                                          (140,240)       (108,731)        (74,117)
     Interest credited to policyholders' account balances                    250,675         227,992         204,813
     Realized investment (gains) losses, net                                  (5,011)          2,770          68,037
     Amortization and other non-cash items                                       710          51,685         (78,452)
     Cumulative effect of accounting change                                    9,150              --              --
     Change in:
         Future policy benefits and other policyholders' liabilities         212,121         134,431         126,316
         Reinsurance recoverable                                            (247,635)       (116,739)        (99,974)
         Accrued investment income                                             1,638         (10,665)         (8,692)
         Receivables from Parent and affiliates                                2,799             461         (28,025)
         Policy loans                                                         (8,162)         30,913          (5,441)
         Deferred policy acquisition costs                                   (25,213)       (227,713)          6,833
         Income taxes payable                                                103,447          90,413         (20,844)
         Deferred sales inducements and other assets                         (36,136)        (47,100)        (20,071)
         Other, net
                                                                             216,484         (18,601)         23,912
                                                                         -----------     -----------     -----------
Cash Flows From Operating Activities                                         448,088          94,049         107,793
                                                                         -----------     -----------     -----------

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities available for sale                               2,293,944       2,506,887       1,834,129
     Payments for the purchase of:
         Fixed maturities available for sale                              (2,266,074)     (3,303,651)     (2,884,673)
     Other long-term investments, net                                         36,763          (2,873)        (10,202)
     Short-term investments, net
                                                                              47,709          53,705           1,256
                                                                         -----------     -----------     -----------
Cash Flows From (Used in) Investing Activities                               112,342        (745,932)     (1,059,490)
                                                                         -----------     -----------     -----------

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                                         2,093,835       2,196,543       1,789,307
          Withdrawals                                                     (2,086,995)     (1,621,978)     (1,014,901)
          Cash payments to eligible policyholders                                 --              (4)       (116,000)
     Cash collateral for loaned securities, net                              (20,853)        206,053          35,496
     Securities sold under agreement to repurchase, net                      (51,848)       (303,405)        319,792
    Paid in capital transaction associated with the purchase of fixed
    maturities from an affiliate                                              (4,754)         (7,557)             --
    Deferred compensation                                                       (323)           (850)             --
    Stock-based compensation                                                     477             463              --
                                                                         -----------     -----------     -----------
Cash Flows From (Used in) Financing Activities                               (70,461)        469,265       1,013,694
                                                                         -----------     -----------     -----------

     Net increase (decrease) in cash and cash equivalents                    489,969        (182,618)         61,997

     Cash and cash equivalents, beginning of year                            253,564         436,182         374,185
                                                                         -----------     -----------     -----------
CASH AND CASH EQUIVALENTS, END OF YEAR                                   $   743,533     $   253,564     $   436,182
                                                                         ===========     ===========     ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS

Pruco Life Insurance Company or "the Company," is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. Pruco Life Insurance Company is licensed to sell interest sensitive individual life insurance, variable life insurance, term life insurance, variable and fixed annuities, and a non-participating guaranteed interest contract or, "GIC," called Prudential Credit Enhanced GIC or, "PACE," in the District of Columbia, Guam and in all states except New York. Pruco Life Insurance Company also had marketed individual life insurance through its branch office in Taiwan. The branch office was transferred to an affiliated Company on January 31, 2001, as described in Note 13.

Pruco Life Insurance Company has three subsidiaries, which include one wholly owned life insurance subsidiary, Pruco Life Insurance Company of New Jersey or, "PLNJ," and two subsidiaries formed in 2003 for the purpose of acquiring and investing in municipal fixed maturities from an affiliated company (see Note
13). Pruco Life Insurance Company and its subsidiaries are referred to as "the Company" and all financial information is shown on a consolidated basis throughout this document.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, term life insurance, fixed and variable annuities only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential Insurance"), an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 or, "the date of demutualization," Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. or "Prudential Financial."

Prudential Insurance intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential Insurance is under no obligation to make such contributions and its assets do not back the benefits payable under the Company's policyholder contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Pruco Life Insurance Company and its subsidiaries. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, "GAAP." The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, as more fully described in Note 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs, investments, future policy benefits, provision for income taxes, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Stock Options

Effective January 1, 2003, Prudential Financial changed its accounting for employee stock options to adopt the fair value recognition provisions of SFAS No. 123, "Accounting for Stock-Based Compensation," as amended, prospectively for all new awards granted to employees on or after January 1, 2003. Accordingly, results of operations of the Company for the years ended December 31, 2004 and 2003, include costs of $0.3 million and $0.9 million, respectively, associated with employee stock options issued by Prudential Financial to certain employees of the Company. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of APB No. 25, "Accounting for Stock Issued to Employees," and related interpretations. Under this method, Prudential Financial and the Company did not recognize any stock-based compensation costs as all options granted had an exercise price equal to the market value of Prudential Financial's Common Stock on the date of grant.

In December 2004, the FASB issued SFAS No. 123R, "Share-Based Payment," which replaces FASB Statement No. 123. SFAS 123R requires all entities to apply the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans. As described above Prudential Financial had previously adopted the fair value recognition provisions of the original SFAS 123 for all new awards granted to employees on or after January 1, 2003. SFAS 123R is effective for interim and annual periods beginning after June

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

15, 2005. Prudential Financial will adopt the fair value recognition provisions of this statement on July 1, 2005 for those awards issued prior to January 1, 2003. By that date, the unvested stock options issued prior to January 1, 2003, will be recognized over the remaining vesting period of approximately six months.

Prudential Financial and the Company account for non-employee stock options using the fair value method of SFAS No. 123 in accordance with Emerging Issues Task Force Issue ("EITF") No. 96-18 "Accounting for Equity Instruments That Are Issued to Other Than Employees" and related interpretations in accounting for its non-employee stock options.

Investments

Fixed maturities classified as "available for sale" are carried at fair value. The amortized cost of fixed maturities is written down to fair value if a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses are included in "Accumulated other comprehensive income (loss)."

Policy loans are carried at unpaid principal balances.

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized principally by U.S. government and government agency securities. Securities borrowed or loaned are collateralized principally by cash or U.S. government securities. For securities repurchase agreements and securities loaned transactions used to generate income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the general account and it's insurance subsidiary used to generate income are reported as "Net investment income," however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities borrowed and securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned transactions, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities borrowed and loaned on a daily basis with additional collateral obtained or provided as necessary. Substantially all of the Company's securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities borrowing transactions are reported as "Net investment income." Income and expenses associated with securities loaned transactions used to generate income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short-term nature approximates fair value.

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company's own separate accounts, which are carried at estimated fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT  ACCOUNTING POLICIES  (continued)

Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in "Realized investment losses, net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months); (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company's ability and intent to hold the investments for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include, but are not limited to: (1) the risk that our assessment of an issuer's ability to meet its obligations could change, (2) the risk that the economic outlook could be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that we are making decisions based on fraudulent or misstated information in the financial statements provided by issuers and (4) the risk that new information obtained by us or changes in other facts and circumstances, including those not related to the issuer, could lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a change in our impairment determination, and hence a charge to earnings in a future period.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with maturities of three months or less when purchased.

Deferred policy acquisition costs

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement. These costs include commissions and variable field office expenses. The Company is also allocated costs of policy issuance and underwriting from Prudential Insurance's general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized.

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. For annuity products, the entire transfer pricing fee is deemed to be related to the production of new annuity business and is capitalized. For life products, there is a look-through into the expenses incurred by the Prudential agency network and expenses that are considered to be related to the production of new insurance business are deferred. The cost of policy issuance and underwriting are also considered to be related primarily to the production of new insurance and annuity business and are fully capitalized.

Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General administrative and other expenses" in the period such estimated gross profits are revised.

DAC related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income. For guaranteed investment contracts, acquisition costs are expensed as incurred.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

Reinsurance recoverables and payables

Reinsurance recoverables and payables include receivables and corresponding payables associated with reinsurance arrangements with affiliates. See Note 13 for additional information about these arrangements.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Separate account assets and liabilities

Separate account assets and liabilities are reported at fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 12 for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Asset management fees."

Deferred sales inducements and other assets, and other liabilities

The Company provides sales inducements to contractholders, which primarily include an up-front bonus added to the contractholder's initial deposit for certain annuity contracts. These costs are deferred and recognized on the statement of financial position in other assets. They are amortized using the same methodology and assumptions used to amortized deferred policy acquisition costs. The amortization expense is included as a component of interest credited to policyholders' account balances. As of December 31, 2004 and 2003, deferred sales inducement costs included in other assets were $110 million and $79 million, respectively.

Other assets consist primarily of deferred sales inducements costs, premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Policyholders' Account Balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholders' withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities.

Future Policy Benefits

The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For life insurance, expected mortality is generally based on the Company's historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require us to provide for expected future losses on a product by establishing premium deficiency reserves. The Company's liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain non-traditional long duration life and annuity contracts, which are discussed more fully in Note 8.

Unpaid Claims

Unpaid claims include estimates of claims that the Company believes have been incurred, but have not yet been reported ("IBNR") as of the balance sheet date. Consistent with industry accounting practice, we do not establish loss reserves until a loss has occurred. These IBNR estimates, and estimates of the amounts of loss we will ultimately incur on reported claims, which are based in part on our historical experience, are regularly adjusted to reflect actual claims experience. When actual experience differs from our previous estimate, the resulting difference will be included in our reported results for the period of the change in estimate in the "Policyholders' benefits" caption in our statements of operations. On an ongoing basis, trends in actual experience are a significant factor in the determination of claim reserve levels.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Insurance Revenue and Expense Recognition

Premiums from life insurance policies, excluding interest-sensitive life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. These contracts are discussed in further detail in
Note 8. Also, as more fully discussed in Note 8, the liability for the guaranteed minimum death benefit under these contracts is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of death benefits in excess of the account balance.

Amounts received as payment for interest-sensitive life, deferred annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances". Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign currency translation adjustments

Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income (loss)." The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income (loss)".

Asset management fees

Beginning on February 1, 2002, the Company received asset management fee income from policyholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products (see Note 13). In addition, the Company receives fees from policyholders' account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency fair value or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. As of December 31, 2004, none of the Company's derivatives qualify for hedge accounting treatment.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net."

Income Taxes

The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential Financial and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In March 2004, the EITF of the FASB reached a final consensus on Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company's policy is generally to record income only as cash is received following an impairment of a debt security. In September 2004, the FASB issued FASB Staff Position ("FSP") EITF 03-1-1, which defers the effective date of a substantial portion of EITF 03-1, from the third quarter of 2004, as originally required by the EITF, until such time as FASB issues further implementation guidance, which is expected sometime in 2005. The Company will continue to monitor developments concerning this Issue and is currently unable to estimate the potential effects of implementing EITF 03-1 on the Company's consolidated financial position or results of operations.

In December 2003, the FASB issued FIN No. 46(R), "Consolidation of Variable Interest Entities," which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities ("VIEs"), should be consolidated in a company's financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns. On December 31, 2003, the Company adopted FIN No. 46(R) for all special purpose entities ("SPEs") and for relationships with all VIEs that began on or after February 1, 2003. On March 31, 2004, the Company implemented FIN No. 46(R) for relationships with potential VIEs that are not SPEs. The transition to FIN No. 46(R) did not have a material effect on the Company's consolidated financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." AcSEC issued this SOP to address the need for interpretive guidance in three areas: separate account presentation and valuation; the classification and valuation of certain long-duration contract liabilities; and the accounting recognition given sales inducements (bonus interest, bonus credits and persistency bonuses).

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The effect of adopting SOP 03-1 was a charge of $9 million, net of $5 million of taxes, which was reported as a "Cumulative effect of accounting change, net of taxes" in the results of operations for the year ended December 31, 2004. This charge reflects the net impact of converting certain individual market value adjusted annuity contracts from separate account accounting treatment to general account accounting treatment, including carrying the related liabilities at accreted value, and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company's variable annuity and variable life contracts. The Company also recognized a cumulative effect of accounting change related to unrealized investment gains within "Other comprehensive income, net of taxes" of $4 million, net of $3 million of taxes, for the year ended December 31, 2004. Upon adoption of SOP 03-1, approximately $400 million in "Separate account assets" were reclassified resulting in an increase in "Fixed maturities, available for sale", as well as changes in other non-separate account assets. Similarly, upon adoption, approximately $400 million in "separate account liabilities" were reclassified resulting in increases in "Policyholders' account balances" as well as changes in other non-separate account liabilities.

In June 2004, the FASB issued FSP No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability." FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company's adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company's consolidated financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid ("TPA") to clarify certain aspects of SOP 03-1. The implementation of this TPA during the third quarter of 2004 had no impact on the Company's consolidated financial position or results of operations.

In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments." Implementation Issue No. B36 indicates that a modified coinsurance arrangement ("modco"), in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company's return on certain of its investments, generally contains an embedded derivative feature that is not clearly and closely related to the host contract and should be bifurcated in accordance with the provisions of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Effective October 1, 2003, the Company adopted the guidance prospectively for existing contracts and all future transactions. As permitted by SFAS No. 133, all contracts entered into prior to January 1, 1999, were grandfathered and are exempt from the provisions of SFAS No. 133 that relate to embedded derivatives. The application of Implementation Issue No. B36 in 2003 had no impact on the consolidated financial position or results of operations of the Company.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 generally applies to instruments that are mandatorily redeemable, that represent obligations that will be settled with a variable number of company shares, or that represent an obligation to purchase a fixed number of company shares. For instruments within its scope, the statement requires classification as a liability with initial measurement at fair value. Subsequent measurement depends upon the certainty of the terms of the settlement (such as amount and timing) and whether the obligation will be settled by a transfer of assets or by issuance of a fixed or variable number of equity shares. The Company's adoption of SFAS No. 150, as of July 1, 2003, did not have a material effect on the Company's consolidated financial position or results of operations.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company's commitment to a restructuring plan. The Company has adopted this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued FIN No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation's guidance did not have a material effect on the Company's financial position.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS

Fixed Maturities:

The following tables provide additional information relating to fixed maturities as of December 31:

                                                                                    2004
                                                         ------------------------------------------------------------
                                                                            Gross           Gross
                                                          Amortized       Unrealized      Unrealized
                                                             Cost           Gains           Losses        Fair Value
                                                         ------------    ------------    ------------    ------------
                                                                                 (in thousands)
Fixed maturities available for sale
Bonds:
    U.S. Treasury securities and obligations of
        U.S. government corporations and agencies        $     87,013    $        778    $        109    $     87,682

    States, municipalities and political subdivisions         173,129           8,627             191         181,565

    Foreign government bonds                                   30,005           3,982               9          33,978

    Mortgage-backed securities                                333,720           1,685             440         334,965

    Public utilities                                          848,762          40,036           1,710         887,088

    All other corporate bonds                               4,641,391         181,494           9,060       4,813,825

Redeemable preferred stock                                         --              --              --              --

                                                         ------------    ------------    ------------    ------------
Total fixed maturities, available for sale               $  6,114,020    $    236,602    $     11,519    $  6,339,103
                                                         ============    ============    ============    ============


                                                                                    2003
                                                         ------------------------------------------------------------
                                                                            Gross           Gross
                                                          Amortized       Unrealized      Unrealized
                                                             Cost           Gains           Losses        Fair Value
                                                         ------------    ------------    ------------    ------------
                                                                                 (in thousands)
Fixed maturities available for sale
Bonds:
    U.S. Treasury securities and obligations of
        U.S. government corporations and agencies        $    215,305    $     12,204    $         10    $    227,499

    States, municipalities and political subdivisions          47,603             961              --          48,564

    Foreign government bonds                                   44,018           5,345              13          49,350

    Mortgage-backed securities                                 93,730           1,929              19          95,640

    Public utilities                                          702,793          41,312           2,985         741,120

    All other corporate bonds                               4,577,918         220,845           8,021       4,790,742

Redeemable preferred stock                                        676             224              --             900

                                                         ------------    ------------    ------------    ------------
Total fixed maturities, available for sale               $  5,682,043    $    282,820    $     11,048    $  5,953,815
                                                         ============    ============    ============    ============

--------------------------------------------------------------------------------

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2004 is shown below:

                                                     Available for sale
                                                   ------------------------
                                                   Amortized        Fair
                                                      Cost         Value
                                                   ----------    ----------
                                                         (in thousands)

         Due in one year or less                   $  809,242    $  816,443

         Due after one year through five years      2,644,613     2,726,406

         Due after five years through ten years     1,650,713     1,749,571

         Due after ten years                          675,732       711,718

         Mortgage-backed securities                   333,720       334,965
                                                   ----------    ----------

         Total                                     $6,114,020    $6,339,103
                                                   ==========    ==========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2004, 2003, and 2002, were $1,500 million, $1,957 million and $1,607 million respectively. Proceeds from the maturity of fixed maturities available for sale during 2004, 2003, and 2002, were $794 million, $550 million, and $227 million, respectively. Gross gains of $27 million, $21 million, and $20 million and gross losses of $17 million, $7 million, and $48 million were realized on those sales during 2004, 2003, and 2002, respectively.

Writedowns for impairments, which were deemed to be other than temporary for fixed maturities were $1 million, $12 million, and $28 million for the years, ended December 31, 2004, 2003 and 2002, respectively.

Other Long-Term Investments

The following table provides information relating to other long-term investments as of December 31:

                                                          2004         2003
                                                        --------     --------
                                                            (in thousands)
           Joint ventures and limited partnerships      $    184     $ 37,321
           Company's investment in Separate accounts      29,993       55,214
           Derivatives for other than trading             (4,683)      (3,585)
           Commercials loans on real estate                2,286          249
           Equity securities                                 478          279
                                                        --------     --------
           Total other long- term investments           $ 28,258     $ 89,478
                                                        ========     ========

The Company's share of net income from the joint ventures was $1 million, $2 million, and $1 million, for the years ended December 31, 2004, 2003, and 2002, respectively, and is reported in "Net investment income." Mortgage interest on commercial loans on real estate was $1.4 million, $0.9 million, and $0.8 million for the years ended December 31, 2004, 2003 and 2002, respectively, and is also reported in "Net investment income."

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                    2004          2003          2002
                                                 ---------     ---------     ---------
                                                            (in thousands)
  Fixed maturities, available for sale           $ 327,899     $ 295,357     $ 275,843
  Policy loans                                      46,935        46,750        49,436
  Short-term investments and cash equivalents        7,685         7,357        13,540
  Other                                              3,981         7,821         8,128
                                                 ---------     ---------     ---------
  Gross investment income                          386,500       357,285       346,947
       Less:  investment expenses                  (12,948)      (12,657)      (12,461)
                                                 ---------     ---------     ---------
  Net investment income                          $ 373,552     $ 344,628     $ 334,486
                                                 =========     =========     =========

Realized investment gains (losses), net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                               2004         2003         2002
                                             --------     --------     --------
                                                       (in thousands)

  Fixed maturities, available for sale       $  9,034     $  1,567     $(56,039)
  Derivatives                                  (5,801)      (6,629)     (11,746)
  Other                                         1,778        2,292         (252)
                                             --------     --------     --------

  Realized investment gains (losses), net    $  5,011     $ (2,770)    $(68,037)
                                             ========     ========     ========

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)." Changes in these amounts include reclassification adjustments to exclude from "Other Comprehensive income
(loss)," those items that are included as part of "Net income" for a period that also had been part of "Other Comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of taxes, are as follows:

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

                                                                                                                       Accumulated
                                                                                                                         Other
                                                                                                                      Comprehensive
                                                                                                                      Income (Loss)
                                                                      Deferred                         Deferred       Related to Net
                                                    Net Unrealized     Policy        Policyholders'   Income Tax       Unrealized
                                                    Gains (Losses)   Acquisition        Account       (Liability)      Investment
                                                    on Investments      Costs          Balances         Benefit       Gains (Losses)
                                                    --------------  -------------    ----------------------------------------------
                                                                                    (in thousands)
Balance, January 1, 2002                            $      89,622   $     (40,313)   $       4,937   $     (19,528)   $      34,718
Net investment gains on investments arising
during the period                                          90,774              --               --         (32,679)          58,095
Reclassification adjustment for losses included
in net income                                              56,117              --               --         (20,202)          35,915
Impact of net unrealized investment
gains(losses) on deferred policy
acquisition costs                                              --         (67,053)              --          24,139          (42,914)
Impact of net unrealized investment
gains(losses) on policyholders'
account balances                                               --              --            9,281          (3,341)           5,940
                                                    -------------   -------------    -------------   -------------    -------------
Balance, December 31, 2002                                236,513        (107,366)          14,218         (51,611)          91,754
Net investment gains on investments arising
during the period                                          25,794              --               --          (9,330)          16,464
Purchase of fixed maturities from an affiliate             11,659              --               --          (4,102)           7,557
(see Note 13)
Reclassification adjustment for gains
included in net income                                     (2,177)             --               --             784           (1,393)
Impact of net unrealized investment gains
(losses) on deferred policy acquisition costs                  --         (13,999)              --           5,040           (8,959)
Impact of net unrealized investment
gains(losses) on policyholders' account balances               --              --            3,543          (1,276)           2,267

                                                    -------------------------------------------------------------------------------
Balance, December 31, 2003                                271,789        (121,365)          17,761         (60,495)         107,690
Net investment gains on investments arising
during the period                                         (51,357)             --               --          20,442          (30,915)
Purchase of fixed maturities from an affiliate
(see Note 13)                                               7,314              --               --          (2,560)           4,754
Cumulative effect of change in accounting
principle                                                   6,297              --               --          (2,267)           4,030
Reclassification adjustment for gains included in
net income                                                 (8,888)             --               --           3,111           (5,777)
Impact of net unrealized investment gains
(losses) on deferred policy acquisition costs                  --          (9,616)              --           2,152           (7,464)
Impact of net unrealized investment gains
(losses) on policyholders' account balances                    --              --            3,130            (918)           2,212
                                                    -------------   -------------    -------------   -------------    -------------
Balance, December 31, 2004                          $     225,155   $    (130,981)   $      20,891   $     (40,535)   $      74,530
                                                    =============   =============    =============   =============    =============

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The table below presents net unrealized gains on investments by asset class at December 31,

                                        2004       2003       2002
                                      --------   --------   --------
                                              (in thousands)
    Fixed maturities                  $225,083   $271,772   $236,415
    Other long-term investments             72         17         98
                                      --------   --------   --------
    Unrealized gains on investments   $225,155   $271,789   $236,513
                                      ========   ========   ========

Included in other long-term investments are equity securities.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2004:

                                                       Less than twelve            Twelve months
                                                            months                   or more                   Total
                                                   -----------------------   -----------------------   -----------------------
                                                      Fair      Unrealized      Fair      Unrealized      Fair      Unrealized
                                                     Value        Losses       Value        Losses       Value        Losses
                                                   ----------   ----------   ----------   ----------   ----------   ----------
                                                                                  (in thousands)
Fixed maturities:
U.S. Treasury securities and obligations of
U.S. government corporations and agencies          $  104,487   $      300   $       --   $       --   $  104,487   $      300
Foreign government bonds                                2,656            9           --           --        2,656            9

Corporate securities                                1,113,346        8,943       50,766        1,827    1,164,112       10,770

Mortgage-backed securities                             80,097          438           41            2       80,138          440
                                                   ----------   ----------   ----------   ----------   ----------   ----------
Total                                              $1,300,586   $    9,690   $   50,807   $    1,829   $1,351,393   $   11,519
                                                   ==========   ==========   ==========   ==========   ==========   ==========

As of December 31, 2004, gross unrealized losses on fixed maturities totaled $12 million comprising 250 issuers. Of this amount, there was $10 million in the less than twelve months category comprising 238 issuers and $2 million in the greater than twelve months category comprising 12 issuers. There were no individual issuers with gross unrealized losses greater than $1.1 million. The $10 million of gross unrealized losses of less than twelve months is comprised of investment grade securities. The $2 million of gross unrealized losses of twelve months or more were concentrated in the finance sector. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2), we have concluded that an adjustment for other than temporary impairments is not warranted at December 31, 2004.

Included in other long-term investments are equity securities, which have been in a loss position for less than 12 months with a fair value of $377 thousand and a gross unrealized loss of $24 thousand.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2004 and 2003, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position were $437 million and $509 million, respectively.

Fixed maturities of $4 million at December 31, 2004 and 2003 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                              2004           2003           2002
                                                          -----------    -----------    -----------
                                                                        (in thousands)
Balance, beginning of year                                $ 1,380,710    $ 1,152,997    $ 1,159,830
Capitalization of commissions, sales and issue expenses       221,237        371,650        328,658
Amortization                                                 (186,408)      (129,938)      (268,438)
Change in unrealized investment gains                          11,592        (13,999)       (67,053)
Impact of adoption of SOP 03-1                                  1,896             --             --
                                                          -----------    -----------    -----------
Balance, end of year                                      $ 1,429,027    $ 1,380,710    $ 1,152,997
                                                          ===========    ===========    ===========

Deferred acquisition costs in 2004 include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Reinsurance Captive Company or "PARCC," discussed in Note 13 below. Ceded capitalization and amortization relating to this treaty included in the above table amounted to $151 million and $10 million, respectively, in 2004.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. POLICYHOLDERS' LIABILITIES

Future policy benefits at December 31, are as follows:

                                             2004         2003
                                          ----------   ----------
                                               (in thousands)
           Life insurance - domestic      $  761,195   $  646,953
           Life insurance - Taiwan           467,332      376,033
           Individual annuities               85,761       33,598
           Group annuities                    11,548       12,393
                                          ----------   ----------
           Total future policy benefits   $1,325,836   $1,068,977
                                          ==========   ==========

Life insurance liabilities include reserves for death benefits and other policy benefits. Annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for domestic and Taiwan traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture rates which range from 2.50% to 8.75% for domestic insurance and 6.25% to 7.50% for Taiwan reserves. Less than 1% of the reserves are based on interest rates in excess of 8%.

Future policy benefits for individual and group annuities are equal to the aggregate of 1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and 2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience when the basis of the reserve is established. The interest rates used in the determination of the individual annuities reserves range from 4.75% to 14.75%, with approximately 15% of the reserves based on an interest rate in excess of 8%. The interest rate used in the determination of group annuities reserves is 14.75%.

Policyholders' account balances at December 31, are as follows:

                                                      2004         2003
                                                   ----------   ----------
                                                       (in thousands)

           Interest-sensitive life contracts       $2,542,797   $2,270,703
           Individual annuities                     2,679,322    2,244,314

           Guaranteed investment contracts            900,805    1,067,616
                                                   ----------   ----------
           Total policyholders' account balances   $6,122,924   $5,582,633
                                                   ==========   ==========

Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates range from 1.50% to 5.90% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 1.50% to 14.00%, with less than 1% of policyholders' account balances with interest crediting rates in excess of 8%. Interest crediting rates for guaranteed investment contracts range from 3.02% to 8.03%, with less than 1% of policyholders' account balances with interest crediting rates in excess of 8%.

6. REINSURANCE

The Company participates in reinsurance, with Prudential Insurance, Prudential of Taiwan, PARCC and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for both long and short duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements, including the Company's reinsurance of all its Taiwan business as of February 1, 2001, are described further in Note 13.

Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the years ended December 31 are below.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. REINSURANCE (continued)

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:

                                                                2004           2003           2002
                                                            -----------    -----------    -----------
                                                                          (in thousands)
        Direct premiums and policy charges and fee income   $ 1,033,174    $   878,669    $   862,723
             Reinsurance ceded                                 (307,866)      (166,371)      (203,982)
                                                            -----------    -----------    -----------
        Premiums and policy charges and fee income          $   725,308    $   712,298    $   658,741
                                                            -----------    -----------    -----------

        Policyholders' benefits ceded                       $   129,125    $    99,229    $    70,327
                                                            -----------    -----------    -----------

Reinsurance premiums ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                      2004       2003
                                                    --------   --------
                                                       (in thousands)

           Domestic life insurance - affiliated     $272,999   $ 66,837
           Domestic life insurance - unaffiliated     13,166     62,147
           Other reinsurance - affiliated             11,548     12,393
           Taiwan life insurance-affiliated          467,332    376,033
                                                    --------   --------
                                                    $765,045   $517,410
                                                    ========   ========

During 2004, the Company entered into reinsurance contracts with affiliates covering the entire domestic life in force. As a result, all related reinsurance contracts are with affiliates as of December 31, 2004. These contracts are described further in Note 13, below.

The gross and net amounts of life insurance in force at December 31, were as follows:

                                                        2004             2003             2002
                                                   -------------    -------------    -------------
                                                                   (in thousands)
           Life insurance face amount in force     $ 204,016,616    $ 158,488,681    $ 118,381,408
           Ceded to other companies                 (179,108,664)     (81,095,301)     (49,113,635)
                                                   -------------    -------------    -------------
           Net amount of life insurance in force   $  24,907,952    $  77,393,380    $  69,267,773
                                                   =============    =============    =============

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, are as follows:

                                              2004         2003        2002
                                           ---------    ---------    --------
                                                     (in thousands)
  Current tax (benefit) expense benefit:
     U.S                                   $  61,801    $ (69,836)   $(65,004)
     State and local                          (2,119)         219         309
     Foreign                                      --           --          39
                                           ---------    ---------    --------
     Total                                    59,682      (69,617)    (64,656)
                                           ---------    ---------    --------

  Deferred tax expense (benefit):
     U.S                                     (31,944)     102,685      15,709
     State and local                          (4,860)         981      (3,556)
                                           ---------    ---------    --------
     Total                                   (36,804)     103,666      12,153
                                           ---------    ---------    --------

   Total income tax expense (benefit)      $  22,878    $  34,049    $(52,503)
                                           =========    =========    ========

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                   2004         2003        2002
                                                ---------    ---------    --------
                                                           (in thousands)
Expected federal income tax (benefit) expense   $  50,921    $  41,644    $(13,652)
    State and local income taxes                   (4,537)         781      (2,111)
    Non taxable investment income                 (21,908)     (12,165)    (41,745)
    Incorporation of Taiwan branch                    172          443       7,545
    Other                                          (1,770)       3,346      (2,540)
                                                ---------    ---------    --------
    Total income tax expense (benefit)          $  22,878    $  34,049    $(52,503)
                                                =========    =========    ========

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                     2004       2003
                                                   --------   --------
                                                     (in thousands)
         Deferred tax assets
              Insurance reserves                   $ 48,116   $ 14,875
              Tax loss carry forwards                    --     12,731
              Investments                             5,652         --
              Other                                   4,743      6,419
                                                   --------   --------
              Deferred tax assets                    58,511     34,025
                                                   --------   --------

         Deferred tax liabilities
              Deferred acquisition costs            366,155    383,712
              Net unrealized gains on securities     74,984     96,998
              Investments                                --     24,804
              Other                                  24,390         --
                                                   --------   --------
              Deferred tax liabilities              465,529    505,514
                                                   --------   --------

         Net deferred tax liability                $407,018   $471,489
                                                   ========   ========

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. INCOME TAXES (continued)

Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2003 the Company had state operating loss carryforwards of $826 million.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1996. Tax years 1997 through 2001 are currently under examination. Management believes sufficient provisions have been made for potential adjustments.

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (a) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (b) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary ("anniversary contract value"). These guarantees include benefits that are payable in the event of death or annuitization.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits." In 2004 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2004, the Company had the following guarantees associated with these contracts, by product and guarantee type:

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

                                                                                   December 31, 2004
                                                                     -----------------------------------------------
                                                                         In the Event of      At Annuitization /
                                                                              Death              Accumulation
                                                                     -----------------------------------------------
Variable Annuity Contracts                                                        (dollars in thousands)
Return of net deposits
Account value                                                              $2,241,327                    N/A
Net amount at risk                                                         $    7,373                    N/A
Average attained age of contractholders                                      62 years                    N/A

Minimum return or anniversary contract value

Account value                                                              $9,704,195             $2,034,671
Net amount at risk                                                         $1,456,702             $    1,122
Average attained age of contractholders                                      65 years               59 years
Average period remaining until earliest expected annuitization                    N/A               6.3years


                                                                        Unadjusted Value           Adjusted Value
Market value adjusted annuities
                                                                     -----------------------------------------------

Account value                                                               $328,951               $345,342


                                                                               December 31, 2004
                                                                            -------------------------
                                                                             In the Event of Death
                                                                            -------------------------
Variable Life, Variable Universal Life and  Universal Life Contracts         (dollars in thousands)
No Lapse Guarantees
Separate account value                                                               $ 1,625,520
General account value                                                                $   393,712
Net amount at risk                                                                   $32,294,429
Average attained age of contractholders                                                 45 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                                         December 31, 2004
                                                        -------------------

                                                          (in thousands)


Equity funds                                                8,144,114

Bond funds                                                    763,261

Balanced funds                                                320,966

Money market funds                                            267,668

Specialty funds                                                13,006
                                                           ----------

   Total                                                   $9,509,015
                                                           ==========

The total amount of funds invested in separate account investment options for variable life, variable universal life and universal life contracts with guarantees was $1,626 million at December 31, 2004.

In addition to the above mentioned amounts invested in separate account investment options, $2,437 million of account balances of variable annuity contracts with guarantees (inclusive of contracts with MVA features) were invested in general account investment options.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits."

                                    Guaranteed       Guaranteed
                                   Minimum Death   Minimum Income
                                  Benefit (GMDB)   Benefit (GMIB)      Totals
                                  --------------------------------------------
(in thousands)
Balance as of January 1, 2004 .   $        42,194  $         2,211   $  44,405
  Incurred guarantee benefits .            24,700            5,100      29,800
  Paid guarantee benefits .....           (23,057)              --     (23,057)
                                  ---------------  ---------------   ---------
Balance as of December 31, 2004   $        43,837  $         7,311   $  51,148
                                  ===============  ===============   =========

The GMDB liability is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The percentage of assessments used is chosen such that, at issue, the present value of expected death benefits in excess of the projected account balance and the percentage of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB liability balance, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised. The GMIB liability was determined at December 31, 2004 by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance.

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB's were determined over a reasonable range of stochastically generated scenarios. For variable annuities and variable universal life, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique. For variable life, various scenarios covering a reasonable range were weighted based on a statistical lognormal model. For universal life, 10,000 scenarios were stochastically generated and, from these, 100 were selected.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Other assets." The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

                                                             Sales Inducements
                                                             -----------------

                                                               (in thousands)

Balance as of January 1, 2004 ............................       $  79,143

  Capitalization .........................................          43,286

  Amortization ...........................................         (11,969)
                                                                 ---------

Balance as of December 31, 2004 ..........................       $ 110,460
                                                                 =========

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net loss for the Company amounted to $4 million, $141 million, and $239 million for the years ended December 31, 2004, 2003, and 2002, respectively. Statutory surplus of the Company amounted to $572 million and $517 million at December 31, 2004 and 2003, respectively. The statutory losses in 2003 and 2002 were primarily attributed to the surplus strain from new business, which results from higher commissions and selling expenses that are not deferred under statutory accounting, and from increases to reserves. During late 2003 and in 2004, the Company obtained reinsurance on the term life business from a captive affiliate, mitigating the surplus strain on that business. The agreement is discussed further in Note 13, below.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

In 2001, the Company received approval from the Arizona Department of Insurance to treat, as assumption reinsurance, the transfer of Pruco Life of Taiwan (Pruco Taiwan) business to a sister company Prudential Life Insurance Company of
Taiwan, Inc. (Prudential of Taiwan). According to Statement of Statutory Accounting Principles #61, Life, Deposit-Type and Accident and Health Reinsurance of the NAIC Accounting Practices and Procedures Manual, this type of transfer of business would be treated as indemnity reinsurance rather than assumption reinsurance because there is no concept of novation under Taiwanese law. However, other than not meeting the strict requirements for a novation, the transfer of Pruco Taiwan's business has the other elements of assumption reinsurance. The effect of this permitted practice was an increase to statutory capital of $113.7 million as of December 31 2001. The GAAP accounting treatment for this transaction is discussed in Note 13.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, the Company would not be permitted a dividend distribution without prior approval in 2005. There have been no dividend payments to the parent in 2004, 2003 or 2002.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 11 for a discussion of derivative instruments.

Fixed maturities

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private investments, the fair value is determined typically by using a discounted cash flow model, which considers current market credit spreads for publicly traded issues with similar terms by companies of comparable credit quality, and an additional spread component for the reduced liquidity associated with private placements. This additional spread component is determined based on surveys of various third party financial institutions. Historically, changes in estimated future cash flows or the assessment of an issuer's credit quality have been the more significant factors in determining fair values.

Policy loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts

For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, carrying value approximates fair value.

Derivative financial instruments

Refer to Note 11 for the disclosure of fair values on these instruments.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

The following table discloses the carrying amounts and fair values of the Company's financial instruments at December 31:

                                                            2004                         2003
                                                 ---------------------------   ---------------------------
                                                   Carrying                      Carrying
                                                    Value        Fair Value       Value        Fair Value
                                                 ------------   ------------   ------------   ------------
                                                                        (in thousands)
Financial assets:
   Fixed maturities, available for sale          $  6,339,103   $  6,339,103   $  5,953,815   $  5,953,815
   Policy loans                                       856,755        960,391        848,593        992,687
   Short-term investments                             122,061        122,061        160,635        160,635
   Cash and cash equivalents                          743,533        743,533        253,564        253,564
   Separate account assets                         17,326,555     17,326,555     15,772,262     15,772,262

Financial liabilities:
   Investment contracts                             3,749,639      3,772,610      3,438,721      3,505,697
   Cash collateral for loaned securities              410,718        410,718        431,571        431,571
   Securities sold under repurchase agreements         45,254         45,254         97,102         97,102
   Separate account liabilities                    17,326,555     17,326,555     15,772,262     15,772,262

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be specifically attributed to specific assets or liabilities or may be based on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Currency derivatives, including exchange-traded currency futures and currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (continued)

The table below summarizes the Company's outstanding positions by derivative instrument types as of December 31, 2004 and 2003. All of the derivatives are carried on the Consolidated Statements of Financial Position at estimated fair value.

                                              Derivatives
                                  2004                         2003
                       --------------------------    -------------------------
                                       Estimated                    Estimated
                        Notional      fair value      Notional     fair value
                       --------------------------    -------------------------
                                            (in thousands)
Non-Hedge Accounting

Swap instruments:
Interest rate          $    54,750    $      (212)   $    13,750   $       258
Currency                    13,278         (4,414)        16,818        (3,851)

Future contracts:
US Treasury futures       (137,400)          (240)         5,600            (3)

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's over-the-counter derivative transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $49 million of commercial loans in 2005.

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS (continued)

Litigation and Regulatory Proceedings

The Company is subject to legal and regulatory actions in the ordinary course of their businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We may also be subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

The Company has received formal requests for information relating to its variable annuity business and unregistered separate accounts from regulators, including, among others, the Securities and Exchange Commission and the State of New York Attorney General's office. The Company is cooperating with all such inquiries.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. Beginning in 2003, general and administrative expenses also includes allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Management Fee Income

In accordance with a revenue sharing agreement with Prudential Investments LLC, which began on February 1, 2002, the Company receives fee income from policyholders' account balances invested in the Prudential Series Funds ("PSF"). These revenues are recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold four Corporate Owned Life Insurance or, "COLI," policies to Prudential Insurance. The cash surrender value included in separate accounts for the COLI policies was $1.101 billion and $1.018 billion at December 31, 2004 and December 31, 2003, respectively. Fees related to the COLI policies were $13 million, $12 million and $21 million for the years ending December 31, 2004, 2003, and 2002.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (continued)

Reinsurance with affiliates

Pruco Reinsurance Ltd reinsurance agreement

During September 2003, the Company implemented an agreement to reinsure its term life insurance policies with an affiliated company, Pruco Reinsurance Ltd. or, "Pruco Re." The Company reinsured with Pruco Re a significant portion of the risks under such policies through an automatic and facultative coinsurance agreement. This Agreement covered all significant risks under the policies reinsured. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. This coinsurance agreement replaced the yearly renewable term agreements with external reinsurers that were previously in effect on this block of business. The initial cost of this transaction of $8 million was deferred and would be amortized over the life of the underlying insurance policies; $1 million was amortized in 2003 less than $1 million in 2004 and was recorded in other income. Reinsurance recoverables related to this transaction were $29 million at December 31, 2003, including the unamortized portion of the initial cost of $7 million. Premiums and benefits ceded in 2003 were $31 million and $7 million, respectively.

During September 2004, this transaction was recaptured by the Company and replaced with a new coinsurance with PARCC, described in more detail below. Premiums ceded in 2004 were $58 million prior to the recapture.

PARCC

In September 2004, the Company entered into an agreement to reinsure its term life insurance policies with an affiliated company, PARCC. The Company reinsures with PARCC 90 percent of the risks under such policies through an automatic and facultative coinsurance agreement. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

Concurrent with implementing this new agreement, the Company recaptured the policies previously reinsured under a coinsurance treaty with an affiliated offshore captive company, Pruco Re Ltd. The agreement had covered all term policies written on or after October 1, 2002.

The coinsurance agreement with PARCC also replaces the yearly renewable term agreements with external reinsurers that were previously in effect on this block of business. There was no net cost associated with the initial transaction and initial transactions. Reinsurance recoverables related to this transaction were $226 million as of December 31, 2004. Premiums and benefits ceded in 2004 were $102 million and $52 million, respectively.

Prudential Insurance

In December 2004, the Company recaptured the excess of loss reinsurance agreement with Prudential Insurance and replaced it with a revised agreement to reinsure all risks, not otherwise reinsured. Reinsurance recoverables related to this agreement were $47 million as of December 31, 2004. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

Other affiliated reinsurance agreements

In addition, the Company currently has two other reinsurance agreements in place with Prudential Insurance and affiliates. Specifically, the Company has a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract. In addition, there are two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

Affiliated premiums and policy charges ceded from domestic life reinsurance agreements for the periods ended December 31, 2004, 2003, and 2002 were $13 million, $12 million, and $11 million respectively. Affiliated benefits ceded for the periods ended December 31, 2004, 2003, and 2002 from domestic life reinsurance agreements are $21 million, $38 million, and $33 million.

Group annuities affiliated benefits ceded were $2 million in 2004, $3 million in 2003, and $3 million in 2002.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (continued)

Taiwan branch reinsurance agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a wholly owned subsidiary of Prudential Financial.

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

As part of this transaction, the Company made a capital contribution to Prudential of Taiwan in the amount of the net equity of the Company's Taiwan branch as of the date of transfer. In July 2001, the Company dividended its interest in Prudential of Taiwan to Prudential Financial.

Affiliated premiums ceded for the periods ended December 31, 2004, 2003 and 2002 from the Taiwan coinsurance agreement were $85 million, $84 million and $80 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2004, 2003 and 2002; from the Taiwan coinsurance agreement were $12 million, $13 million and $14 million, respectively.

Included in the total reinsurance recoverable balances for both domestic (including PARCC and Pruco Re) and Taiwan agreements were affiliated reinsurance recoverables of $752 million and $455 million at December 31, 2004 and December 31, 2003, respectively. Of these affiliated amounts, the reinsurance recoverable related to the Taiwan coinsurance agreement was $467 million and $376 million at December 31, 2004 and December 31, 2003, respectively.

Purchase of fixed maturities from an affiliate

During 2003, the Company invested $112 million in the preferred stock of two Delaware corporations (the "DE Subs"), which were created to acquire municipal fixed maturity investments from an affiliate of the Company. The DE Subs are included in the Company's consolidated financial statements. Prudential Financial, Inc., the Company's ultimate parent company, owns a nominal common stock investment in each of the DE Subs.

The DE Subs purchased municipal fixed maturity investments for $112 million, the acquisition-date fair value, but reflected the investments at historic amortized cost of the affiliate. The difference between the historic amortized cost and the fair value, net of taxes was reflected as a reduction to paid-in-capital. The fixed maturity investments are categorized in the Company's consolidated balance sheet as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

In addition, the Company also purchased corporate fixed maturities with a fair value of $52 million from the same affiliate. These investments were reflected in the same manner as is described above, with the difference between the historic amortized cost and the fair value, net of taxes reflected as a reduction of paid-in-capital with an offsetting increase to accumulated other comprehensive income. The difference between the historic amortized cost and the fair value, net of taxes for both the municipal securities and the corporate securities was $8 million.

During 2004, the Company invested an additional $110 million in fixed maturities owned by Prudential Insurance, but reflected these investments at amortized cost of $99 million. The Company also sold $31 million of fixed maturities securities, recorded at an amortized cost of $29 million, to PARCC. The net difference between the historic amortized cost and the fair value, net of taxes for both of these transactions was $5 million and was recorded as a decrease to paid in capital as described above.

Debt Agreements

The Company has a revolving line of credit facility of up to $800 million with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance. The total of asset-based financing and borrowing under this credit facility cannot be more than $800 million. As of December 31, 2004 and 2003, there was $456 million and $529 million, respectively, of asset-based financing. There was no debt outstanding to Prudential Funding, LLC as of December 31, 2004 or 2003.

Pruco Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2004 and 2003 are summarized in the table below:

                                                               Three months ended (in thousands)
                                                      ----------------------------------------------------
                                                      March 31       June 30     September 30  December 31
                                                      ----------------------------------------------------
2004                                                                       (restated)
Total revenues                                         $287,928      $280,195      $275,712      $286,297
Total benefits and expenses                             248,012       259,261       245,464       231,906
Income from operations before income taxes before
Cumulative effect of accounting change                   39,916        20,934        30,248        54,391
Net income                                               22,389        18,672        28,989        43,411
                                                      ----------------------------------------------------

                                                      ----------------------------------------------------
2003
Total revenues                                         $257,396      $275,715      $274,742      $269,116
Total benefits and expenses                             234,240       247,437       245,744       230,566
Income from operations before income taxes before
Cumulative effect of accounting change                   23,156        28,278        28,998        38,550
Net income                                               18,712        21,805        19,171        25,245

             Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2, the Company adopted American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" as of January 1, 2004, and the fair value provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation" as of January 1, 2003.


PricewaterhouseCoopers LLP
New York, New York
March 25, 2005

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)   FINANCIAL STATEMENTS

(1) Financial Statements of the Strategic Partners Subaccounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statement of Net Assets as of December 31, 2004; the Statement of Operations for the period ended December 31, 2004; the Statements of Changes in Net Assets for the periods ended December 31, 2004 and December 31, 2003; and the Notes relating thereto appear in the statement of additional information. (Part B of the Registration Statement). (Note 1)

(2) Consolidated Statements of Pruco Life Insurance Company (Depositor) and its subsidiaries consisting of the Consolidated Statements of Financial Position as of December 31, 2004 and 2003; and the related Consolidated Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2004, 2003, 2002; and the Notes to the Consolidated Financial Statements appear in the statement of additional information (Part B of the Registration Statement). (Note 1)

(b)   EXHIBITS

(1) Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. (Note 2)

(2)   Agreements for custody of securities and similar investments--Not
      Applicable.

(3)   (a)   Form of Distribution Agreement between Prudential Investment
            Management Services, Inc. "PIMS" (Underwriter) and Pruco Life
            Insurance Company (Depositor). (Note 3)
      (b)   Form of Selected Broker Agreement used by PIMS. (Note 3)

(4)   (a)   The Strategic Partners Annuity One Variable Annuity Contract
            VBON-2000. (Note 9)
      (b)   The Strategic Partners Annuity One Variable Annuity Contract
            VDCA-2000. (Note 9)
      (c)   Endorsement to Strategic Partners Annuity One Variable Annuity
            Contract VBON-2000. (Note 10)
      (d)   Endorsement to Strategic Partners Annuity One Variable Annuity
            Contract VDCA-2000. (Note 10)
      (e)   Endorsement to Strategic Partners Annuity One Variable Annuity
            Contract: Earnings Appreciator Benefit. (Note 10)
      (f)   Endorsement to Strategic Partners Annuity One Variable Annuity
            Contract: VDCA-2000. (Note 12)
      (g)   Endorsement to Strategic Partners Annuity One Variable Annuity
            Contract: Fixed Rate Investment Option. (Note 12)
      (h)   Endorsement to Strategic Partners Annuity One Variable Annuity
            Contract: Dollar Cost Averaging Fixed Rate Investment Option. (Note
            12)
      (i)   Endorsement to Strategic Partners Annuity One Variable Annuity
            Contract: Earnings Appreciator Benefit. (Note 12)
      (j)   Endorsement to Strategic Partners Annuity One Variable Annuity
            Contract: Income Appreciator Benefit. (Note 12)
      (k)   Endorsement to Strategic Partners Annuity One Variable Annuity
            Contract: Bonus. (Note 12)
      (l)   Endorsement to Strategic Partners Annuity One Variable Annuity
            Contract: MVA. (Note 13)
      (m)(i) Endorsement to Strategic Partners Annuity One Variable Annuity
             Contract: Maximum Age 80. (Note 14)
      (m)(ii) Endorsement to Strategic Partners Annuity One Variable Annuity
              Contract: Maximum Age 85. (Note 14)
      (m)   Endorsement to Strategic Partners Annuity One Variable Annuity
            Contract: Guaranteed Minimum Income Benefit. (Note 16)
      (n)   Endorsement Supplement to Strategic Partners Annuity One Variable
            Annuity Contract: Guaranteed Minimum Income Benefit. (Note 17)
      (o)   Endorsement to Strategic Partners Annuity One Variable Annuity
            Contract: Periodic Value Death Benefit Endorsement (HDV) (Note 18)
      (p)   Endorsement Supplement to Strategic Partners Annuity One Variable
            Annuity Contract: Periodic Value Death Benefit Endorsement (HDV)
            (Note 18)
      (q)   Endorsement to Strategic Partners Annuity One Variable Annuity
            Contract: Guaranteed Minimum Payments Benefit Endorsement (LT5)
            (Note 18)
      (r)   Endorsement Supplement to Strategic Partners Annuity One Variable
            Annuity Contract: Guaranteed Minimum Payments Benefit Endorsement
            LT5) (Note 18)

(5)   (a)   Application form for the Contract. (Note 9)
      (b)   Application form for the Contract. (Note 11)
      (c)   Application ORD 99725 Third Party. (Note 12)
      (d)   Application ORD 99725 Wachovia. (Note 12)
      (e)   Application form for the Contract. (Note 17)

(6)   (a)   Articles of Incorporation of Pruco Life Insurance Company, as
            amended through October 19, 1993. (Note 4)
      (b)   By-laws of Pruco Life Insurance Company, as amended through
            May 6, 1997. (Note 5)
(7) Contract of reinsurance in connection with variable annuity contract--Not Applicable.
(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

      (a)   Form of Fund Participation Agreement. (Note 6)
      (b)   Form of Fund Participation Agreement (AST) (Note 19)
      (c)   Gartmore Amended and Restated Fund Participation Agreement (Note 19)
      (d)   Amendment to Evergreen Trust Participation Agreement (Note 1)

(9)   Opinion of Counsel. (Note 1)

(10)  (a)   Written Consent of PricewaterhouseCoopers LLP independent
            accountants. (Note 1)

(11) All financial statements omitted from Item 23, Financial Statements - Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners -- Not Applicable.

(13)  Powers of Attorney.

      (a)   Helen M. Galt (Note 9)
      (b)   James J. Avery, Jr. (Note 7)
      (c)   David R. Odenath, Jr., Ronald P. Joelson (Note 8)
      (d)   Andrew J. Mako (Note 15)
      (e)   C. Edward Chaplin, John Chieffo, Bernard J. Jacob (Note 18)

-------------------------

(Note 1)    Filed herewith.

(Note 2) Incorporated by reference to Form N-4, Registration No. 33-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4, Registration No.333-06701, filed April 15, 1999 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 4) Incorporated by reference to the initial registration on Form S-6, Registration No. 333-07451, filed July 2, 1996, on behalf of the Pruco Life Variable Appreciable Account.

(Note 5) Incorporated by reference to Form 10-Q as filed August 15, 1997, on behalf of the Pruco Life Insurance Company.

(Note 6) Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.

(Note 8) Incorporated by reference to Form S-6, Registration No. 333- 49332, filed November 3, 2000 on behalf of the Pruco Life Variable Universal Account.

(Note 9) Incorporated by reference to the initial registration on Form N-4, Registration No. 333-37728, filed May 24, 2000 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 10)   Incorporated by reference to Post-Effective Amendment No. 4 to Form
            N-4, to Registration No. 333-37728, filed January 15, 2002 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 11)   Incorporated by reference to Post-Effective Amendment No. 7, Form
            N-4, to Registration No. 333-37728, filed October 25, 2002 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 12)   Incorporated by reference to Post-Effective Amendment No. 8, Form
            N-4 to Registration No. 333-37728, filed December 13, 2002 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 13)   Incorporated by reference to initial Form S-3, Registration No.
            333-103474 filed February 27, 2003 on behalf of the Pruco Life
            Insurance Company.

(Note 14)   Incorporated by reference to Post-Effective Amendment No. 37, Form
            N-4 to Registration No. 333-37728, filed April 22, 2003 on behalf of
            Pruco Life Flexible Premium Variable Annuity Account.

(Note 15)   Incorporated by reference to Post-Effective Amendment No. 39, Form
            N-4 to Registration No. 333-37728, filed November 14, 2003 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 16)   Incorporated by reference to Post-Effective Amendment No. 42, Form
            N-4 to Registration No. 333-37728, filed January 14, 2004 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 17)   Incorporated by reference to Post-Effective Amendment No. 3, Form
            S-3, Registration No. 333-103474, filed April 12, 2004 on behalf of
            Pruco Life Flexible Premium Variable Annuity Account.

(Note 18)   Incorporated by reference to Post-Effective Amendment No. 14, Form
            N-4, Registration No.: 333-37728, filed November 15, 2004 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 19)   Incorporated by reference to Post-Effective Amendment No. 54, Form
            N-4, Registration No. 333-757602, filed April 6, 2005 on behalf of
            Pruco Life Flexible Premium Variable Annuity Account.


ITEM 25.    DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and major officers of Pruco Life are listed below:


Name and Principal Business Address             Position and Offices with Depositor
-----------------------------------             -----------------------------------
James J. Avery, Jr.                             Vice Chairman and Director
213 Washington Street
Newark, NJ 07102-2992

C. Edward Chaplin                               Senior Vice President and Treasurer
751 Broad Street
Newark, NJ 07102-3777

John Chieffo                                    Vice President and Chief Accounting Officer
213 Washington Street
Newark, NJ 07102-2992

Helen M. Galt                                   Director
213 Washington Street
Newark, NJ 07102-2992

Bernard J. Jacob                                President and Director
213 Washington Street
Newark, NJ 07102-2992

Ronald P. Joelson                               Director
100 Mulberry Street
Newark, NJ 07102-5096

Clifford E. Kirsch                              Chief Legal Officer and Secretary
213 Washington Street
Newark, NJ 07102-2992

Andrew J. Mako                                  Director
290 W. Mount Pleasant Avenue
Livingston, NJ 07039-2729

Melody C. McDaid                                Senior Vice President
213 Washington Street

Newark, NJ 07102-2992

Esther H. Milnes                                Senior Vice President
213 Washington Street
Newark, NJ 07102-2992

James M. O'Connor                               Senior Vice President and Actuary
200 Wood Avenue South
Iselin, NJ 08830-2706

David R. Odenath, Jr.                           Director
751 Broad Street
Newark, NJ 07102-3777

Hwei-Chung S. Shao                              Senior Vice President and Chief Actuary
213 Washington Street
Newark, NJ 07102-2992


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Pruco Life Insurance Company ("Pruco Life"), a corporation organized under the laws of Arizona, is a direct, wholly-owned subsidiary of The Prudential Insurance Company of America, ("Prudential"), a stock life insurance company organized under the laws of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc., a New Jersey insurance holding company.

Pruco Life may be deemed to control its wholly-owned subsidiary, Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life may also be deemed to control the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940: the Pruco Life Variable Appreciable Account, the Pruco Life Variable Insurance Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Variable Universal Account, the Pruco Life PRUvider Variable Appreciable Account, the Pruco Life Single Premium Variable Annuity Account, the Pruco Life Flexible Premium Variable Annuity Account (Registrant) (separate accounts of Pruco Life), the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life of New Jersey).

The above-referenced separate accounts, along with Prudential and certain of Prudential's separate accounts, hold the majority of the shares of The Prudential Series Fund, Inc., a Maryland corporation. In addition, Prudential holds all the shares of Prudential's Gibraltar Fund, a Maryland Corporation, in three of its separate accounts. The Prudential Series Fund, Inc. and Prudential's Gibraltar Fund are registered as open-end diversified, management investment companies under the Investment Company Act of 1940. Additionally, the aforementioned separate accounts of Prudential are registered as unit investment trusts under the Investment Company Act of 1940.

In addition, Pruco Life may also be deemed to be under common control with other insurers that are direct or indirect subsidiaries of Prudential Financial, Inc. and their separate accounts.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, filed March 9, 2005, the text of which is hereby incorporated.

ITEM 27.    NUMBER OF CONTRACT OWNERS

As of February 28, 2005 there were 29,818 owners of qualified contracts and 25,652 of non-qualified contracts offered by the Registrant.

ITEM 28.    INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions and exclusions of the insurance polices.

Arizona, being the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the

Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.    PRINCIPAL UNDERWRITERS

   (a) Prudential Investment Management Services LLC (PIMS)

   PIMS is distributor for American Skandia Trust, Cash Accumulation Trust, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc.; Prudential's Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

     PIMS is also distributor of the following unit investment trusts: Separate Accounts; The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Prudential Discovery Premier Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.


   (b) Information concerning the officers and directors of PIMS is set forth below.


                                                   POSITIONS AND OFFICES             POSITIONS AND OFFICES
                   NAME (1)                           WITH UNDERWRITER                  WITH REGISTRANT
               --------------------------  --------------------------------------  -------------------------
                 Robert F. Gunia.........  President                               None

                                           Senior Vice President & Chief
                 Kenneth I. Schindler....  Compliance Officer                      None


                 David Odenath.........    Executive Vice President                None
               751 Broad Street
               Newark, NJ 07102

                 Scott Sleyster..........  Executive Vice President                None
               280 Trumball Street
               Hartford, CT 06103

                 Stephen Pelletier.....    Executive Vice President                None

                 Bernard B. Winograd.....  Executive Vice President                None

                 Edward P. Baird.........  Executive Vice President                None

                 William V. Healey.......  Senior Vice President, Secretary and    None
                                           Chief Legal Officer

                 Michael J. McQuade......  Senior Vice President and               None
                                           Chief Financial Officer

                 C. Edward Chaplin.......  Executive Vice President and Treasurer  None
               751 Broad Street
               Newark, NJ 07102

               Peter J. Boland..........   Senior Vice President and Director      None
                                           of Operations


(1) The address of each person named is 100 Mulberry Street, Newark, New Jersey 07102 unless otherwise noted.

   (c)


Name of Principal Underwriter     Net Underwriting Discounts      Compensation on     Brokerage       Compensation
                                  and Commissions                 Redemption          Commission
Prudential Investment             $ 71,216,327                    $-0-                $-0-            $-0-
Management Services, LLC


ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777.


ITEM 31.    MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32.    UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e) Pruco Life hereby represents that the fees and charges deducted under the Contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

                                   SIGNATURES

      As required by the Securities Act of 1933, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for the effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of Newark and the State of New Jersey, on this 8th day of April, 2005.


            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                  (Registrant)

                        BY: PRUCO LIFE INSURANCE COMPANY
                                   (Depositor)



            Attest: /s/ CLIFFORD E. KIRSCH                   /s BERNARD J. JACOB
            -------------------------------------            -------------------
                        CLIFFORD E. KIRSCH                      BERNARD J. JACOB
                        CHIEF LEGAL OFFICER AND SECRETARY       PRESIDENT

                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                        SIGNATURE AND TITLE


                            *
               -------------------------------
               JAMES J. AVERY JR.                         Date: April 8, 2005
               VICE CHAIRMAN AND DIRECTOR

                            *
               -------------------------------            *BY CLIFFORD E. KIRSCH
               BERNARD J. JACOB                           ----------------------
               PRESIDENT AND DIRECTOR                     CLIFFORD E. KIRSCH
                                                          (ATTORNY-IN-FACT)
                            *
               -------------------------------
               JOHN CHIEFFO
               VICE PRESIDENT AND CHIEF ACCOUNTING
               OFFICER AND PRINCIPAL FINANCIAL OFFICER

                            *
               -------------------------------
               C. EDWARD CHAPLIN
               SENIOR VICE PRESIDENT AND DIRECTOR

                            *
               -------------------------------
               RONALD P. JOELSON
               DIRECTOR

                            *
               -------------------------------
               ANDREW J. MAKO
               DIRECTOR

                            *
               -------------------------------
               HELEN M. GALT
               DIRECTOR

                            *
               -------------------------------
               DAVID R. ODENATH, JR.
               DIRECTOR

                                  EXHIBIT INDEX


(8)(c) Amendment to Evergreen Trust Participation Agreement

(9)    Opinion of Counsel.

(10) Written Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm